UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. 1)

____________________

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

PACIFIC SPECIAL ACQUISITION CORP.
(Name of Registrant as Specified in Its Charter)
____________________

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Not applicable

	(2)	Aggregate number of securities to which transaction applies: Not applicable

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable

	(4)	Proposed maximum aggregate value of transaction: $270.2 million(1)

	(5)	Total fee paid: $31,316.00(2)

☒	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

____________

1         Our estimate of the transaction value is based on the following estimated values: 25,979,038 million Pacific ordinary shares valued at $10.40 per share.

2         This amount is the product of $270.2 million multiplied by the SEC’s filing fee of $115.90 per million.

PACIFIC SPECIAL ACQUISITION CORP.
855 Pudong South Road
The World Plaza, 27th Floor
Pudong, Shanghai
China

Dear Pacific Special Acquisition Corp. Shareholders:

You are cordially invited to attend the special meeting of shareholders (the “Meeting”) of Pacific Special Acquisition Corp., which we refer to as “we,” “us,” “our,” “Pacific” or the “Company,” on [•], at 10:00 a.m., Eastern time, at the offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105. This proxy statement is dated [•], 2017, and is first being mailed to shareholders of the Company on or about [•], 2017.

At the Meeting, our shareholders will be asked to consider and vote upon a proposal, which we refer to as the “Business Combination Proposal,” to approve and authorize a merger agreement dated December 27, 2016, as amended on May 10, 2017, (the “Merger Agreement”), providing for the merger of our wholly-owned subsidiary, PAAC Merger Subsidiary Limited (“Merger Sub”), an exempted company incorporated under the laws of the Cayman Islands, with and into Borqs International Holding Corp (“Borqs International”), which conducts part of its business through its subsidiaries and its variable interest entity Beijing Big Cloud Network Technology Co., Ltd. and its subsidiaries. We refer to Borqs International, its consolidated subsidiaries and its consolidated affiliated entity hereafter collectively as “Borqs,” and we refer to such merger by us hereafter as the “Business Combination.” Pursuant to the Merger Agreement, we will effect a business combination with Borqs by Merger Sub, with Merger Sub merging with and into Borqs International, on the terms of which Borqs International shall be the surviving company pursuant to the provisions of the Companies Law (2016 Revision) of the Cayman Islands. As consideration for the merger of Merger Sub with and into Borqs International, we agreed to issue to the shareholders of Borqs International (the “Sellers”) a number of our ordinary shares (the “Merger Consideration Shares”), at $10.40 per share, based on the adjusted equity valuation of Borqs as of the closing of the Business Combination (the “Closing”). Additionally, at the effective time of the Merger, the holders of Borqs International issued and outstanding warrants will receive replacement warrants to acquire Pacific ordinary shares (“Replacement Warrants”), and the holders of Borqs International issued and outstanding options will have their options assumed by Pacific and will instead acquire Pacific ordinary shares upon exercise of such options (such options, the “Assumed Options”), in each case with the number of shares and exercise price equitably adjusted.

As amended, the adjusted equity valuation of Borqs as of the Closing will be determined by starting with a base valuation of US$270.0 million, deducting the amount of indebtedness (net of cash) of Borqs as of the last business day before the Closing, increasing such valuation to the extent that the net working capital (excluding indebtedness and cash) of Borqs as of such date is greater than US$11.0 million, decreasing such valuation to the extent that the net working capital (excluding indebtedness and cash) of Borqs as of such date is less than US$9.0 million, and increasing such valuation to the extent that Pacific’s outside accounting and legal expenses incurred in connection with the negotiation, preparation and consummation of the Merger Agreement (but excluding any deferred initial public offering costs, advisory expenses or costs incurred with any private equity investment in Pacific to purchase Pacific’s share capital on terms and conditions mutually agreeable to Pacific and Borqs International (a “PIPE Investment”) or any costs incurred in connection with an extension of Pacific’s deadline to consummate a business combination, if sought) exceed US$1.0 million. The adjusted equity valuation will be determined by mutual agreement of Borqs International and Pacific based on estimates of the foregoing factors as of the Closing, without any post-closing adjustments.

Of the Merger Consideration Shares, and assuming, based on the unaudited pro forma financial statements included in this proxy statement, that the adjusted equity valuation of Borqs is $270,182,000 as of the closing, a total of 25,979,038 shares will be issued at the closing, with between 2,352,285 and 3,846,154 of such shares (together with any equity securities paid as dividends or distributions with respect to such shares or into which such shares are exchanged or converted, the “Earnout Shares”) contingent and deposited into escrow to be released (or with respect to certain of such Earnout Shares, to be cancelled in connection with an issuance of replacement shares by Pacific) to the Sellers in the event certain net income earnout conditions are met during the period beginning on July 1, 2017 to June 30, 2018 (the “Earnout Period”). The exact number of shares contingent as Earnout Shares will depend on the amount of redemptions by Pacific’s shareholders and the amount of money raised by Pacific in the PIPE Investment or Backstop Commitment (described below). 2,352,285 of such Earnout Shares (the “Backstop Guarantee Shares”) will be issued in the name of the Backstop Commitment Investor (as defined in the accompanying proxy statement) and to the extent that the earnout conditions are not met, such Backstop Guarantee Shares will be released to the

Backstop Commitment Investor. Any additional Earnout Shares (the “Net Income Shares”) will be issued in the name of the Sellers and to the extent that the earnout conditions are not met, such Net Income Shares will be released to Pacific and cancelled. Four percent (4%) of (a) the shares otherwise due to the Sellers at the Closing (excluding any Earnout Shares), or 885,315 shares assuming that the full 3,846,154 Earnout Shares are issued and an adjusted equity valuation of $270,182,000 as of the closing, and (b) any Earnout Shares earned by the Sellers (collectively, the “Indemnity Escrow Shares”, and together any other dividends, distributions or other income on the Indemnity Escrow Shares, the “Indemnity Escrow Property”) will be deposited in escrow to support certain indemnification obligations under the Merger Agreement. The exact number of shares issued to Sellers stated herein will depend on customary final pre-closing calculations related to Borqs financials (including final working capital figures) and the number of shares contingent as Earnout Shares, as described above.

As a condition to the Business Combination and as further discussed in the accompanying proxy statement, we have received commitments from the Backstop Commitment Investor pursuant to which it has agreed to purchase up to $24.0 million of our ordinary shares (or potentially more, at Sponsor’s sole election) through (i) open market or privately negotiated transactions with third parties, (ii) a private placement with consummation to occur concurrently with that of the Business Combination, or (iii) a combination thereof, in order to ensure that there is at least $24.0 million in cash available in the Company immediately following the Business Combination (the “Backstop Commitment”). As consideration for the Backstop Commitment, the Backstop Commitment Investor will be entitled to receive the Backstop Guarantee Shares to the extent that certain net income earnout milestones are not achieved.

It is anticipated that, following completion of the Business Combination and assuming (i) no redemptions of Pacific’s shares and the issuance of additional shares in the PIPE Investment or Backstop Commitment, such that there is a total of $57.5 million left in trust along with the proceeds from such PIPE Investment or Backstop Commitment, (ii) that, based on the unaudited pro forma financial statements included in this proxy statement, the adjusted equity valuation is $270,182,000 as of the closing, (iii) the issuance of the Indemnity Escrow Shares to the Sellers, which are deposited in escrow, (iv) the issuance of the Backstop Guarantee Shares to the Backstop Commitment Investor, and (v) excluding, for purposes of the following ownership interest calculations, the issuance of 1,493,869 Merger Consideration Shares which could potentially be Net Income Shares to be held in escrow for the Sellers, subject to forfeiture, Pacific’s existing shareholders, including our Sponsor, will retain an ownership interest of approximately 31.2% of the Company, and Sellers will own approximately 68.8% of the outstanding ordinary shares of the Company. These percentages are calculated based on a number of assumptions (as described in the accompanying proxy statement) and are subject to adjustment in accordance with the terms of the Merger Agreement. A copy of the Merger Agreement, as amended, is attached to the accompanying proxy statement as Annex A.

Our shareholders will also be asked to consider and, if thought fit, to pass and approve the following proposals:

(a)      to approve and adopt, subject to and conditional on (but with immediate effect therefrom) the consummation of the Business Combination, an amendment and restatement of the memorandum and articles of association of the Company currently registered by the Registrar of Corporate Affairs in the British Virgin Islands, as set out in the draft amended and restated version of our memorandum and articles of association (charter) appended to this proxy statement as Annex B (the “Amended Charter”), to (1) remove or amend those provisions of our memorandum and articles which terminate or otherwise cease to be applicable following the consummation of the Business Combination, (2) give our board of directors the ability to reclassify the board, and if necessary modify existing terms, into up to three classes at any time after the consummation of the Business Combination and (3) as contemplated by the amendment to the Merger Agreement entered into on May 10, 2017, to, in the case of certain future acquisitions by the Company during the Earnout Period (a) if having a value in excess of $60 million, require the approval of 2/3 of the directors then-serving on the board, (b) grant our Sponsor and the Purchaser Representative certain information rights relating to such acquisitions, (c) and, if requested by our Sponsor or the Purchaser Representative, to provide a fairness opinion in respect of such acquisitions (such amendments to be adopted by way of the amendment and restatement of the charter in the form of the Amended Charter) which we refer to as the “Charter Amendment Proposal;”

(b)      to approve and adopt the Borqs Technologies, Inc. 2017 Equity Incentive Plan, a copy of which is attached to the accompanying proxy statement as Annex C, which we refer to as the “Incentive Plan Proposal;”

(c)      to approve, for purposes of complying with applicable Nasdaq listing rules, the issuance of more than 20% of the Company’s issued and outstanding ordinary shares, which Nasdaq may deem to be a change of control, pursuant to any private placement pursuant to the Backstop Commitment, which we refer to as the “Nasdaq Proposal,” and

(d)      to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes received to pass the resolution to approve the Business Combination Proposal, the Charter Amendment Proposal, the Incentive Plan Proposal and the Nasdaq Proposal, which we refer to as the “Adjournment Proposal”.

Each of these proposals is more fully described in the accompanying proxy statement, which each shareholder is encouraged to review carefully.

Our units, ordinary shares, rights and warrants are currently listed on the Nasdaq Capital Market under the symbols “PAACU,” “PAAC,” “PAACR” and “PAACW,” respectively. We intend to apply to continue the listing of our ordinary shares and warrants on the Nasdaq Capital Market under the symbols “BRQS” and “BRQSW,” respectively, upon the closing of the Business Combination. At the closing, any unseparated units will separate into their component ordinary shares of no par value (“Pacific ordinary shares”), warrants to purchase one-half of one ordinary share, and rights to receive 1/10 of an ordinary share. Each holder of a right will at closing be entitled to receive 1/10 of an ordinary share per right, and both the units and the rights will cease trading at closing. No fractional shares will be issued as a result of the issuance of shares for rights, and any right to a fractional share will be rounded down to the nearest whole share (in effect extinguishing any fractional entitlement). In connection with the Company’s April 19, 2017 meeting of shareholders (the “Extension Meeting”) to, among other things, approve an extension of the date before which the Company must complete an initial business combination from April 20, 2017 to August 21, 2017 or until such earlier date as determined by the board (the “Extended Termination Date”), a total of 653,996 ordinary shares were redeemed. In connection with the Extension Meeting, our Sponsor agreed to contribute to us as a loan $0.03 for each public share that was not redeemed, for each calendar month (commencing on April 20, 2017 and on the 20th day of each subsequent month), or portion thereof, that is needed by Pacific to complete the Business Combination or another business combination from April 20, 2017 until the Extended Termination Date (the “Contribution”). Each Contribution will be deposited in the trust account established in connection with our initial public offering that closed on October 20, 2015 (the “IPO”) within seven calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if Pacific takes the full time through the Extended Termination Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or Pacific’s subsequent liquidation will be approximately $10.52 per share. The amount of the Contribution will not bear interest and will be repayable by us to our Sponsor upon consummation of the Business Combination. Our Sponsor will have the sole discretion whether to continue extending for additional calendar months until the Extended Termination Date. On April 25, 2017, our Sponsor deposited into the trust account approximately $153,000, which amount was equal to $0.03 for each of the 5,096,004 public shares of the Company that were not redeemed in connection with the extension. Based on the unaudited pro forma financial statements included as part of this proxy statement, and as part of this proxy statement, and as a result of the Contribution and following the redemption of a portion of the public shares in connection with the extension, the pro rata amount of the funds available in the trust account for the public shares that were not redeemed increased from approximately $10.40 per share to approximately $10.43 per share.

Pursuant to our charter, we are providing our public shareholders with the opportunity to redeem, in connection with the closing of the transactions contemplated by the Merger Agreement, Pacific ordinary shares then held by them for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the consummation of the transactions contemplated by the Merger Agreement) in the trust account that holds the proceeds (including interest earned and not previously released for payment of taxes or working capital requirements) of the IPO. For illustrative purposes, based on funds in the trust account of approximately $53,171,973 following the redemption of 653,996 ordinary shares with a total amount of $6.8 million in connection with the Extension Meeting and our Sponsor’s deposit of the initial Contribution, the estimated per share redemption price would have been approximately $10.43. Public shareholders may elect to redeem their shares regardless of whether they vote in favor of or against the Business Combination Proposal. A public shareholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the outstanding public shares issued in the IPO (the “15% threshold”). Holders of our outstanding public warrants, rights and units do not have redemption rights with respect to such securities in connection with the Business Combination. Holders of outstanding units must separate the underlying public shares, public rights and public warrants prior to exercising redemption rights with respect to the public shares. The holders of Pacific ordinary shares issued prior to our IPO, which we refer to as “founder shares,” have agreed to waive their redemption rights with respect to any shares of our capital stock they may hold in connection with the consummation of the Business Combination, and the founder shares will be excluded from the pro rata calculation used to determine the per-share redemption price. Currently, Zhengqi International Holding Limited, which we refer to as our “Sponsor,” together with certain of its affiliates and our independent directors, own approximately 27.4% of our issued and outstanding ordinary shares, including all of the founder shares. Our Sponsor and other initial shareholders have agreed to retain their shares for all periods relevant to our shareholder vote on the Business Combination Proposal and to vote any Pacific ordinary shares owned by them in favor of the proposals described in the accompanying proxy statement. As a result, if only the minimum quorum is present, our Sponsor and other initial shareholders would have sufficient votes to approve the proposals described herein. If holders of 100% of our ordinary shares are present in person or presented by proxy at the Meeting, we would need only an additional 1,597,520 ordinary shares, or 22.6% of our issued and outstanding ordinary shares, to be voted by our public shareholders in favor of the proposals described in the accompanying proxy statement in order to have such transactions approved (assuming no additional ordinary shares are purchased by our initial shareholders on the market or in private transactions).

We are providing this proxy statement and accompanying proxy card to our shareholders in connection with the solicitation of proxies to be voted at the Meeting and at any adjournments or postponements of the Meeting. On the following pages, we provide answers to frequently asked questions about the Meeting.

Whether or not you plan to attend the Meeting, we urge you to read this proxy statement carefully. Please pay particular attention to the section entitled “Risk Factors” commencing on page 38.

After careful consideration, our board of directors has approved and authorized the Merger Agreement and recommends that our shareholders vote FOR adoption and approval of the Business Combination Proposal, FOR approval of each of the Charter Amendment Proposal, Incentive Plan Proposal, Nasdaq Proposal and Adjournment Proposal, and FOR all other proposals presented to our shareholders in the accompanying proxy statement. When you consider the board recommendation of these proposals, you should keep in mind that our directors and officers have interests in the Business Combination that may conflict with your interests as a shareholder. See the section entitled “The Business Combination Proposal — Certain Benefits of Pacific’s Directors and Officers and Others in the Business Combination.”

Approval of each of the Business Combination Proposal, the Charter Amendment Proposal (as it is in conjunction with the consummation of the Business Combination), the Incentive Plan Proposal, the Nasdaq Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by shareholders present in person or represented by proxy at the Meeting. The boards of directors of Pacific and Borqs International have already approved the Business Combination.

Each redemption of Pacific ordinary shares by our public shareholders will decrease the amount in our trust account, which held approximately $53.2 million as of May 15, 2017.

The issuance of 20% or more of our outstanding ordinary shares pursuant to any private placement of ordinary shares made pursuant to the Backstop Commitment is contingent upon shareholder approval of the Nasdaq Proposal and closing of the Business Combination. Any open market or privately negotiated transactions made pursuant to the Backstop Commitment are not contingent upon shareholder approval of the Business Combination, as further disclosed in the accompanying proxy statement.

Your vote is very important. If you are a registered shareholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting. A failure to vote your shares will have no effect on the proposals to be considered at the Meeting. The transactions contemplated by the Merger Agreement will be consummated only if the Business Combination Proposal is approved at the Meeting. In addition, the Charter Amendment Proposal, the Incentive Plan Proposal and the Nasdaq Proposal are conditioned on the approval of the Business Combination Proposal.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals described in the accompanying proxy statement. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Meeting, but if a quorum is present, it will have no effect on the proposals. If you are a shareholder of record and you attend the Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE BUSINESS COMBINATION PROPOSAL AND DEMAND THAT PACIFIC REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO PACIFIC’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT SUCH MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH AND ANY SHARE CERTIFICATES DELIVERED BY YOU TO THE TRANSFER AGENT WILL BE RETURNED TO YOU. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

On behalf of our board of directors, I thank you for your support and look forward to the successful completion of the Business Combination.

[•], 2017	Sincerely,

/s/ Jian Tu
Jian Tu
President and Chairman of the Board

This proxy statement is dated [•], 2017, and is first being mailed to shareholders of the Company on or about [•], 2017.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

PACIFIC SPECIAL ACQUISITION CORP.
855 Pudong South Road
The World Plaza, 27th Floor
Pudong, Shanghai
China

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF PACIFIC SPECIAL ACQUISITION CORP.
To Be Held on [•], 2017

To the Shareholders of Pacific Special Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of Pacific Special Acquisition Corp., a BVI business company (“we,” “us,” “our,” “Pacific” or the “Company”), will be held on [•], 2017, at 10:00 a.m., Eastern time, at the offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105. You are cordially invited to attend the Meeting for the following purposes:

(1) The Business Combination Proposal — At the Meeting, our shareholders will be asked to consider and vote upon a proposal, which we refer to as the “Business Combination Proposal,” to approve and authorize a merger agreement dated December 27, 2016, as amended on May 10, 2017 (the “Merger Agreement”) providing for the merger of our wholly-owned subsidiary, PAAC Merger Subsidiary Limited (“Merger Sub”), an exempted company incorporated under the laws of the Cayman Islands, with and into Borqs International Holding Corp (“Borqs International”), which conducts its business through its subsidiaries and its variable interest entity Beijing Big Cloud Network Technology Co., Ltd. and its subsidiaries. We refer to Borqs International, its consolidated subsidiaries and its consolidated affiliated entity hereafter collectively as “Borqs,” and we refer to such merger by us hereafter as the “Business Combination.” Pursuant to the Merger Agreement, we will effect a business combination with Borqs by Merger Sub, with Merger Sub merging with and into Borqs International, on the terms of which Borqs International shall be the surviving company and all the undertaking, property and liabilities of the Merger Sub shall vest in Borqs International by virtue of such merger pursuant to the provisions of Part XVI of the Companies Law (2016 Revision) of the Cayman Islands. As consideration for the merger of Merger Sub with and into Borqs International, we agreed to issue to the shareholders of Borqs International (the “Sellers”) such number of ordinary shares (the “Merger Consideration Shares”) at $10.40 per share, which number of shares shall be based on the adjusted equity valuation of Borqs as of the closing of the Business Combination (the “Closing”). Additionally, at the effective time of the Merger, the holders of Borqs International issued and outstanding warrants will receive replacement warrants to acquire Pacific ordinary shares (“Replacement Warrants”), and the holders of Borqs International issued and outstanding options will have their options assumed by Pacific and will instead acquire Pacific ordinary shares upon exercise of such options (such options, the “Assumed Options”).

Of the Merger Consideration Shares, and assuming, based on the unaudited pro forma financial statements included in this proxy statement, that the adjusted equity valuation of Borqs is $270,182,000 as of the closing, a total of 25,979,038 shares will be issued at the closing, with between 2,352,285 and 3,846,154 of such shares (together with any equity securities paid as dividends or distributions with respect to such shares or into which such shares are exchanged or converted, the “Earnout Shares”) contingent and deposited into escrow to be released (or with respect to certain of such Earnout Shares, to be cancelled in connection with an issuance of replacement shares by Pacific) to the Sellers in the event certain net income earnout conditions are met during the period beginning on July 1, 2017 to June 30, 2018 (the “Earnout Period”). The exact number of shares contingent as Earnout Shares will depend on the amount of redemptions by Pacific’s shareholders and the amount of money raised by Pacific in the PIPE Investment or Backstop Commitment (described below). 2,352,285 of such Earnout Shares (the “Backstop Guarantee Shares”) will be issued in the name of the Backstop Commitment Investor (as defined in the accompanying proxy statement) and to the extent that the earnout conditions are not met, such Backstop Guarantee Shares will be released to the Backstop Commitment Investor. Any additional Earnout Shares (the “Net Income Shares”) will be issued in the name of the Sellers and to the extent that the earnout conditions are not met, such Net Income Shares will be released to Pacific and cancelled. Four percent (4%) of (a) the shares otherwise due to the Sellers at the Closing (excluding any Earnout Shares), or 885,315 shares assuming that the full 3,846,154 Earnout Shares are issued and an adjusted equity valuation of $270,182,000 as of the closing, and (b) any Earnout Shares earned by the Sellers (collectively, the “Indemnity Escrow Shares”, and together any other dividends, distributions or other income on the Indemnity Escrow Shares, the “Indemnity Escrow Property”) will be deposited in escrow to support certain indemnification obligations under the Merger Agreement. The exact number of shares issued to Sellers stated herein will depend on customary final pre-closing calculations related to Borqs financials (including final working capital figures) and the number of shares contingent as Earnout Shares, as described above.

As a condition to the Business Combination and as further discussed in the accompanying proxy statement, we have received commitments from the Backstop Commitment Investor pursuant to which it has agreed to purchase up to $24.0 million of our ordinary shares (or potentially more, at the Backstop Commitment Investor’s sole election) through (i) open market or privately negotiated transactions with third parties, (ii) a private placement with consummation to occur concurrently with that of the Business Combination, or (iii) a combination thereof, in order to ensure that there is at least $24.0 million in cash available in the Company immediately following the Business Combination (the “Backstop Commitment”). As consideration for the Backstop Commitment, the Backstop Commitment Investor will be entitled to receive the Backstop Guarantee Shares to the extent that certain net income earnout milestones are not achieved.

(2) to approve and adopt, subject to and conditional on (but with immediate effect therefrom) the consummation of the Business Combination, an amendment and restatement of the memorandum and articles of association of the Company currently registered by the Registrar of Corporate Affairs in the British Virgin Islands, as set out in the draft amended and restated version of our memorandum and articles of association (charter) appended to this proxy statement as Annex B (the “Amended Charter”), to (i) remove or amend those provisions of our memorandum and articles which terminate or otherwise cease to be applicable following the consummation of the Business Combination, (ii) give our board of directors the ability to reclassify the board, and if necessary modify existing terms, into up to three classes at any time after the consummation of the Business Combination and (iii) as contemplated by the amendment to the Merger Agreement entered into on May 10, 2017, to, in the case of certain future acquisitions by the Company during the Earnout Period (a) if having a value in excess of $60 million, require the approval of 2/3 of the directors then-serving on the board, (b) grant our Sponsor and the Purchaser Representative certain information rights relating to such acquisitions, (c) and, if requested by our Sponsor or the Purchaser Representative, to provide a fairness opinion in respect of such acquisitions (such amendments to be adopted by way of the amendment and restatement of the charter in the form of the Amended Charter) (the “Charter Amendment Proposal”);

(3) to approve and adopt the Borqs Technologies, Inc. 2017 Equity Incentive Plan (the “Incentive Plan Proposal”);

(4) to approve, for purposes of complying with applicable Nasdaq listing rules, the issuance of more than 20% of our issued and outstanding ordinary shares, which Nasdaq may deem to be a change of control, pursuant to any private placement pursuant to the Backstop Commitment (the “Nasdaq Proposal”); and

(5) to approve the adjournment of the Meeting by the chairman thereof to a later date, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the Business Combination Proposal, the Charter Amendment Proposal and the Incentive Plan Proposal (the “Adjournment Proposal”).

Only holders of record of our ordinary shares at the close of business on [•], 2017 (the “record date”) are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting A complete list of our shareholders of record entitled to vote at the Meeting will be available for ten days before the Meeting at our principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the Meeting.

A total of 653,996 of our ordinary shares were redeemed in connection with our April 19, 2017 meeting of shareholders (the “Extension Meeting”) to, among other things, approve an extension of the date before which the Company must complete an initial business combination from April 20, 2017 to August 21, 2017 or until such earlier date as determined by the board (the “Extended Termination Date”). In connection with the Extension Meeting, our Sponsor agreed to contribute to us as a loan $0.03 for each public share that was not redeemed, for each calendar month (commencing on April 20, 2017 and on the 20th day of each subsequent month), or portion thereof, that is needed by Pacific to complete the Business Combination or another business combination from April 20, 2017 until the Extended Termination Date (the “Contribution”). Each Contribution will be deposited in the trust account established in connection with the IPO within seven calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if Pacific takes the full time through the Extended Termination Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or Pacific’s subsequent liquidation will be approximately $10.52 per share, in comparison to the current redemption amount of $10.40 per share (assuming no public shares were redeemed). The amount of the Contribution will not bear interest and will be repayable by us to our sponsor upon consummation of an initial business combination. Our Sponsor will have the sole discretion whether to continue extending for additional calendar months until the Extended Termination Date. On April 25, 2017, our Sponsor deposited into the trust account approximately $153,000, which amount was equal to $0.03 for each of the 5,096,004 public shares of the Company that were not redeemed in connection with the extension. Based on the unaudited pro forma financial statements included in this proxy statement, and as a result of the Contribution and following the redemption of a portion of the public shares in connection with the extension, the pro rata amount of the funds available in the trust account for the public shares that were not redeemed increased from approximately $10.40 per share to approximately $10.43 per share.

Pursuant to our charter, we will provide our public shareholders with the opportunity to redeem, upon the closing of the transactions contemplated by the Merger Agreement, Pacific ordinary shares then held by them for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the consummation of the transactions contemplated by the Merger Agreement) in the trust account that holds the proceeds (including interest earned and not previously released for payment of taxes or working capital requirements) of our initial public offering that closed on October 20, 2015 (the “IPO”). For illustrative purposes, based on funds in the trust account of approximately $53,171,973 million following the redemption of 653,996 ordinary shares with a total amount of $6.8 million in connection with the Extension Meeting and the Contribution, the estimated per share redemption price would have been approximately $10.43. Public shareholders may elect to redeem their shares in favor or against even if they vote for the Business Combination Proposal. A public shareholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the outstanding public shares issued in the IPO (the “15% threshold”). The holders of Pacific ordinary shares issued prior to our IPO (“founder shares”) have agreed to waive their redemption rights with respect to any shares of our capital stock they may hold in connection with the consummation of the Business Combination, and the founder shares will be excluded from the pro rata calculation used to determine the per-share redemption price. Currently, Zhengqi International Holding Limited, our Sponsor, together with certain of its affiliates and our independent directors, own approximately 27.4% of our issued and outstanding ordinary shares, including all of the founder shares. Our Sponsor and other initial shareholders have agreed to retain their founder shares for all periods relevant to our shareholder vote on the Business Combination Proposal and to vote any Pacific ordinary shares owned by them in favor of the proposals described in the accompanying proxy statement. As a result, if only the minimum quorum is present, our Sponsor and other initial shareholders would have sufficient votes to approve the proposals described herein. If holders of 100% of our ordinary shares are present in person or presented by proxy at the Meeting, we would need only an additional 1,597,520 Pacific ordinary shares, or 22.6% of our issued and outstanding ordinary shares, to be voted by our public shareholders in favor of the proposals described in the accompanying proxy statement in order to have such transactions approved (assuming no additional ordinary shares are purchased by our initial shareholders on the market or in private transactions).

For each of our outstanding ordinary share redeemed by our public shareholders, the amount in our trust account, which, based on the unaudited pro forma financial statements included in this proxy statement, held approximately $53.2 million following the redemption of 653,996 ordinary shares with a total amount of $6.8 million in connection with the Extension Meeting and the Contribution, will decrease by approximately $10.43. In order to meet the $24.0 million cash requirement, we have received a commitment from the Backstop Commitment Investor pursuant to which it has agreed to purchase our ordinary shares through (i) open market or privately negotiated transactions with third parties, (ii) a private placement with consummation to occur concurrently with that of the Business Combination, or (iii) a combination thereof. The issuance of 20% or more of our outstanding ordinary shares pursuant to the any private placement of ordinary shares made pursuant to the Backstop Commitment are contingent upon shareholder approval of the Nasdaq Proposal and closing of the Business Combination Proposal. Any open market or privately negotiated transactions made pursuant to the Backstop Commitment are not contingent on shareholder approval of the Business Combination Proposal, as further disclosed in the accompanying proxy statement.

The transactions contemplated by the Merger Agreement will be consummated only if the Business Combination Proposal is approved at the Meeting. In addition, the Charter Amendment Proposal, the Incentive Plan Proposal and the Nasdaq Proposal are conditioned on the approval of the Business Combination Proposal (and the amendments included in the Charter Amendment Proposal are further conditioned on the consummation of the Business Combination). The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in the proxy statement.

Your attention is directed to the proxy statement accompanying this notice (including the annexes thereto) for a more complete description of the proposed business combination and related transactions and each of our proposals. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please call our proxy solicitor, Morrow Sodali LLC, at (800) 662-5200 (toll-free), or banks and brokers can call collect at (203) 658-9400.

By Order of the Board of Directors,

[•], 2017

Sincerely,

/s/ Jian Tu
Jian Tu
Chairman of the Board

TABLE OF CONTENTS

SUMMARY TERM SHEET	1
FREQUENTLY USED TERMS	6
QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR SHAREHOLDERS	9
SUMMARY OF THE PROXY STATEMENT	20
RISK FACTORS	31
SELECTED HISTORICAL FINANCIAL INFORMATION OF PACIFIC	31
SELECTED HISTORICAL FINANCIAL INFORMATION OF BORQS	32
SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION	34
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	36
RISK FACTORS	38
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION	79
COMPARATIVE PER SHARE INFORMATION
SPECIAL MEETING OF PACIFIC SHAREHOLDERS	88
BUSINESS COMBINATION PROPOSAL	93
The Merger Agreement	93
General Description of the Merger Agreement	93
Post-Business Combination Ownership of Borqs and Pacific	95
Representations and Warranties	95
Covenants of the Parties	96
Indemnification	97
Conditions to Closing	97
Termination	98
Purchaser Representative and Seller Representative	98
Trust Account Waiver	98
Governing Law and Dispute Resolution	99
Board of Directors and Management Following the Business Combination	99
Related Agreements	99
Voting Agreements	99
Lock-Up Agreement	100
Registration Rights Agreement	100
Non-Competition and Non-Solicitation Agreement	101
Letter of Transmittal	101
Escrow Agreement	101
Background of the Business Combination	102
Pacific’s Board of Directors’ Reasons for the Approval of the Business Combination	109
Satisfaction of 80% Test	113
Certain Unaudited Internal Financial Projections	113
Certain Benefits of Pacific’s Directors and Officers and Others in the Business Combination	114
Potential Purchases of Public Shares	115
Total Pacific ordinary shares to be Issued in the Business Combination	116
Sources and Uses for the Business Combination	116
Board of Directors of Pacific Following the Business Combination	117
Name	117
Redemption Rights	117
Appraisal Rights	118
Accounting Treatment	118
Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights	118
Vote Required for Approval	125
Recommendation of the Board	125

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CHARTER AMENDMENT PROPOSAL	126
Details and Effect of Amended Charter	127
Vote Required for Approval	127
Recommendation of the Board	127
INCENTIVE PLAN PROPOSAL	128
U.S. Federal Income Tax Consequences	129
Option Grants and Stock Awards	130
Vote Required	130
Recommendation of the Board	130
NASDAQ PROPOSAL	131
Effect of Proposal on Current Shareholders	131
Vote Required for Approval	132
Consequence of Failure to Provide Shareholder Approval	132
Recommendation of the Board	132
ADJOURNMENT PROPOSAL	133
Consequences if the Adjournment Proposal is Not Approved	133
Required Vote	133
Recommendation of the Board	133
INFORMATION ABOUT PACIFIC	134
PACIFIC MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	144
INFORMATION ABOUT BORQS	152
BORQS EXECUTIVE AND DIRECTOR COMPENSATION	171
BORQS MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	173
MANAGEMENT AFTER THE BUSINESS COMBINATION	186
DESCRIPTION OF SECURITIES	191
BENEFICIAL OWNERSHIP OF SECURITIES	201
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	205
PRICE RANGE OF SECURITIES AND DIVIDENDS	209
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS	210
APPRAISAL RIGHTS	210
DELIVERY OF DOCUMENTS TO SHAREHOLDERS	210
TRANSFER AGENT AND REGISTRAR	210
SUBMISSION OF SHAREHOLDER PROPOSALS	210
FUTURE SHAREHOLDER PROPOSALS	210
WHERE YOU CAN FIND MORE INFORMATION	210
INDEX TO FINANCIAL STATEMENTS	F-1

ANNEXES
Annex A — Merger Agreement and First Amendment to Merger Agreement	A-1
Annex B — Amended Charter	B-1
Annex C — Borqs Technologies, Inc. 2017 Incentive Plan	C-1
Annex D — Exclusive Business Cooperation Agreement	D-1
Annex E — Loan Agreements	E-1
Annex F — Exclusive Option Agreements	F-1
Annex G — Equity Pledge Agreements	G-1
Annex H — Powers of Attorney	H-1

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SUMMARY TERM SHEET

This Summary Term Sheet, together with the sections entitled “Questions and Answers About the Proposals for Shareholders” and “Summary of the Proxy Statement,” summarize information contained in this proxy statement, but do not contain all of the information that is important to you. You should read carefully this entire proxy statement, including the attached annexes, for a more complete understanding of the matters to be considered at the Meeting. In addition, for definitions of terms commonly used throughout this proxy statement, including in this Summary Term Sheet, see the section entitled “Frequently Used Terms.”

•         Pacific is a special purpose acquisition company formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, contractual control arrangement with, purchasing all or substantially all of the assets of, or engaging in any other similar business combination with one or more businesses or entities.

•         There currently are 7,065,379 Pacific ordinary shares issued and outstanding, consisting of 5,096,004 shares originally sold as part of units in Pacific’s IPO, 1,437,500 founder shares that were issued to our Sponsor prior to Pacific’s IPO, and 531,875 shares sold as part of units in a private placement consummated simultaneously with Pacific’s IPO.

•         There currently are also 6,281,875 Pacific rights outstanding, consisting of 5,750,000 rights originally sold as part of units in Pacific’s IPO, and 531,875 rights sold as part of units in a private placement consummated simultaneously with Pacific’s IPO. Each holder of a right will be entitled to receive one-tenth (1/10) of one ordinary share upon consummation of Pacific’s initial business combination, even if the holder of such right redeemed all ordinary shares held by him, her or it in connection with the initial business combination or an amendment to our charter with respect to our pre-business combination activities. No fractional shares will be issued as a result of the issuance of shares for rights, and any right to a fractional share will be rounded down to the nearest whole share (in effect extinguishing any fractional entitlement). No additional consideration will be required to be paid by a holder of rights in order to receive his, her or its additional ordinary shares upon consummation of an initial business combination.

•         In addition, there currently are 6,281,875 Pacific warrants outstanding, consisting of: (i) 5,750,000 public warrants originally sold as part of units in Pacific’s IPO, and (ii) 531,875 private warrants sold as part of units in a private placement consummated simultaneously with the consummation of Pacific’s IPO. Each warrant entitles the holder thereof to purchase one-half of one share of Pacific’s ordinary shares at a price of $12.00 per whole share, subject to adjustment. Warrants may be exercised only for a whole number of Pacific’s ordinary shares. No fractional shares will be issued upon exercise of the warrants. The public warrants will become exercisable on the consummation of an initial business combination, and expire at 5:00 p.m., New York time, five years after the completion of Pacific’s initial business combination or earlier upon redemption or liquidation. Once the warrants become exercisable, Pacific may redeem the outstanding warrants at a price of $0.01 per warrant, provided that the last sale price of Pacific’s ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third trading day before Pacific sends the notice of redemption to the warrant holders and certain other conditions are met. The private warrants, however, are non-redeemable so long as they are held by our Sponsor, the initial purchasers or their permitted transferees. For more information about Pacific and its securities, see the sections entitled “Information About Pacific,” “Pacific Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Description of Securities.”

•         The underwriter in our IPO currently holds a unit purchase option to purchase up to 400,000 Pacific ordinary shares, 400,000 rights to receive 40,000 ordinary shares, and 400,000 public warrants to purchase up to a total of 200,000 ordinary shares, that will remain outstanding following an initial business combination. The unit purchase option expires on October 20, 2020, five years from the effective date of the registration statement relating to the IPO.

•         Pursuant to the Merger Agreement, as amended, in exchange for all of issued and outstanding shares of Borqs International, we will issue approximately 25,979,038 Pacific ordinary shares (based on a base equity valuation of $270.0 million and an adjustment of $182,000 as of closing based on the unaudited pro forma consolidated financial statements) to the Sellers in such amounts in proportion to their respective equity interests in Borqs International immediately prior to the closing of the Business Combination. Prior to the signing of the Merger Agreement in December 2016, an initial equity valuation of $303.0 million was based on an approximate 1.9x multiple of Borqs’ projected revenue for 2017. We believe projected revenue is a standard indicator for valuing high-growth companies in the IoT industry. Following discussions in April 2017, the parties agreed to an approximate 10% reduction in base equity valuation coupled with the addition of certain earnout requirements. These new terms were negotiated in an effort to arrange for the Backstop Commitment in a manner that would benefit Pacific’s shareholders, after taking into consideration investor feedback received. As amended in May 2017, the Merger Agreement provides that, assuming, based on the unaudited pro forma financial statements, that the adjusted equity valuation of Borqs is $270,182,000 as of the closing, a total of 25,979,038 shares will be issued at the closing, with between 2,352,285 and 3,846,154 “Earnout Shares”) contingent and deposited into escrow to be released (or with respect to certain of such Earnout Shares, to be cancelled in connection with an issuance of replacement shares by Pacific) to the Sellers in the event certain net income earnout conditions are met during the period beginning on July 1, 2017 to June 30, 2018 (the “Earnout Period”). The exact number of shares contingent as Earnout Shares will depend on the amount of redemptions by Pacific’s shareholders and the amount of money raised by Pacific in the PIPE Investment or Backstop Commitment. 2,352,285 of such Earnout Shares (the “Backstop Guarantee Shares”) will be issued in the name of the Backstop Commitment Investor (as defined in the accompanying proxy statement) and to the extent that the earnout conditions are not met, such Backstop Guarantee Shares will be released to the Backstop Commitment Investor. Any additional Earnout Shares (the “Net Income Shares”) will be issued in the name of the Sellers and to the extent that the earnout conditions are not met, such Net Income Shares will be released to Pacific and cancelled. Four percent (4%) of (a) the shares otherwise due to the Sellers at the Closing (excluding any Earnout Shares), or 885,315 shares assuming that the full 3,846,154 Earnout Shares are issued and an adjusted equity valuation of $270,182,000 as of the closing, and (b) any Earnout Shares earned by the Sellers (collectively, the “Indemnity Escrow Shares”, and together any other dividends, distributions or other income on the Indemnity Escrow Shares, the “Indemnity Escrow Property”) will be deposited in escrow to support certain indemnification obligations under the Merger Agreement. The exact number of shares issued to Sellers stated herein will depend on customary final pre-closing calculations related to Borqs financials (including final working capital figures) and the number of shares contingent as Earnout Shares, as described above.

The Escrow Shares will be held in an escrow account maintained by Continental Stock Transfer & Trust Company, as escrow agent (the “Escrow Agent”). While the Indemnity Escrow Shares are held in escrow, any dividends and other distributions otherwise payable with respect to the Escrow Shares will also be held in escrow. Additionally, (i) 2,352,285 Backstop Guarantee Shares will be held in the name of the Backstop Commitment Investor, and the Backstop Commitment Investor will be entitled to all voting rights and dividend rights with respect to such shares, and (ii) the balance of the Earnout Shares will be held in the name of the Sellers, who will be entitled, on a pro-rata basis, to all voting rights and dividend rights with respect to such shares. The number of Earnout Shares due to the Sellers is subject to Borqs International’s adjusted net income from July 1, 2017 to June 30, 2018. If adjusted net income is less than $18 million, the Backstop Commitment Investor will receive all 2,352,285 Backstop Guarantee Shares held in its name, and the balance of the Earnout Shares will be forfeited, returned to the Company and cancelled. Any portion of the Backstop Guarantee Shares that are earned by the Sellers will be forfeited by the Backstop Commitment Investor and Pacific will issue new equivalent shares to the Sellers, with 4% of such shares being deposited in escrow and added to the existing indemnity escrow. If the adjusted net income is between $18 million and $20 million, Sellers will receive a pro-rated amount of the Earnout Shares on a linear sliding scale with zero Earnout Shares earned at $18 million in adjusted net income and the full Earnout Shares earned at $20 million in adjusted net income. If any Net Income Shares are earned by the Sellers upon release of the Net Income Shares, upon release, 4% of such Net Income Shares will be retained by the escrow agent and added to the existing indemnity escrow. The indemnity escrow will be the sole source to pay for the Sellers’ indemnification obligations under the Merger Agreement, to be released on the 18th month anniversary of the Closing, subject to amounts reserved for indemnification claims then pending or unpaid.

Pursuant to lock-up agreements to be entered into by each Seller and each holder of a Borqs International warrant, Sellers will not transfer, assign or sell any remaining Merger Consideration Shares received and held outside of escrow for a period of one year from the closing of the Business Combination (which period may be shortened under certain circumstances as described below under the heading “Business Combination Proposal — Related Agreements — Lock-up Agreements”).

For more information on the Merger Consideration Shares, see the section entitled “Business Combination Proposal — Total Pacific Ordinary Shares to be Issued in the Business Combination.” For more information about the Merger

Agreement and related transaction agreements, see the section entitled “Business Combination Proposal — The Merger Agreement.”

•         Based on the unaudited pro forma financial statements included in this proxy statement, it is anticipated that, following completion of the Business Combination and if there are no redemptions, Pacific’s public shareholders will retain an ownership interest of 17.6% in Pacific and our initial shareholders and affiliates (including the underwriter in our IPO) will retain an ownership interest of 13.6% in Pacific. These relative percentages assume (i) that, based on the unaudited pro forma financial statements, the adjusted equity valuation is $270,182,000 as of the closing, (ii) the issuance of the Indemnity Escrow Shares to the Sellers, and (iii) the issuance of 2,352,285 Earnout Shares to the Sponsor, and (iv) the automatic conversion of 6,281,875 Pacific rights into approximately 628,187 ordinary shares at the closing of the Business Combination. In addition, if any of Pacific’s shareholders exercise their redemption rights, the ownership interest in Pacific of Pacific’s public shareholders will decrease and the ownership interest in Pacific of our initial shareholders, including our Sponsor, will increase. These ownership percentages with respect to Pacific following the Business Combination do not take into account: (i) any warrants, options, convertible debt or other convertible securities issued and outstanding as of the date hereof (see the section entitled “Summary Term Sheet” for a discussion of all Pacific securities that are currently outstanding); (ii) any valuation adjustments to the number of Merger Consideration Shares that will be issued to the Sellers; (iii) the issuance of 1,493,869 Merger Consideration Shares which could potentially be Net Income Shares to be issued to Sellers but held in escrow and subject to forfeiture; (iv) any Assumed Options and Replacement Warrants to be issued following the Business Combination; (v) any shares to be reserved for issuance pursuant to the Incentive Plan which is being submitted to our shareholders for approval; or (vi) any shares that may be purchased in connection with the Backstop Commitment. If the actual facts are different than these assumptions (which they are likely to be), the percentage ownership retained by Pacific’s existing shareholders in Pacific will be different. See “Summary — Impact of the Business Combination on Pacific’s Public Float” and “Unaudited Pro Forma Condensed Combined Financial Information” for further information.

•         Our management and board of directors considered various factors in determining whether to approve the Merger Agreement and the transactions contemplated thereby, including that the value of the Business Combination is equal to at least 80% of the balance in the trust account (excluding any taxes payable on interest earned). For more information about our decision-making process, see the section entitled “Business Combination Proposal — Pacific’s Board of Directors’ Reasons for the Approval of the Business Combination.”

•         Pursuant to our charter, in connection with the Business Combination, holders of our public shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with the charter. In connection with the Extension Meeting, a total of 653,996 ordinary shares were redeemed. On April 25, 2017, the Sponsor deposited into the trust account approximately $153,000, which amount was equal to $0.03 for each of the 5,096,004 public shares of the Company that were not redeemed. As a result of the Contribution and following redemption of the public shares in connection with the Extension Meeting, the pro rata portion of the funds available in the trust account for the remaining public shares increased from approximately $10.40 per share to approximately $10.43 per share. If a holder exercises its redemption rights in connection with the Business Combination, then such holder will be exchanging its ordinary shares for cash and will no longer own shares of the Company and will not participate in any future growth of the Company. Such a holder will be entitled to receive cash for its public shares only if it (i) affirmatively votes for or against the Business Combination Proposal and (ii) properly demands redemption and delivers its shares (either physically or electronically) to our transfer agent at least two business days prior to the Meeting See the section entitled “Meeting of Pacific Shareholders — Redemption Rights.”

•         In addition to voting on the Business Combination Proposal, at the Meeting, the shareholders of Pacific will be asked to vote upon:

•         A proposal to approve and adopt, subject to and conditional on (but with immediate effect therefrom) the consummation of the Business Combination, an amendment and restatement of the memorandum and articles of association of the Company currently registered by the Registrar of Corporate Affairs in the British Virgin Islands, as set out in the draft amended and restated version of our memorandum and articles of association (charter) appended to this proxy statement as Annex B (the “Amended Charter”), to (1) remove or amend those provisions of our memorandum and articles which terminate or otherwise cease to be applicable following the consummation of the Business Combination, (2) give our board of directors the ability to reclassify the board, and if necessary modify existing terms, into up to three classes at any time after the consummation of the Business Combination and (3) require supermajority board approval and grant our Sponsor and the Purchaser Representative certain information rights and the right to require a fairness opinion in respect of certain future acquisitions by the Company or any of its subsidiaries during the Earnout Period following consummation of the Business Combination (such amendments to be adopted by way of the amendment and restatement of the charter in the form of the Amended Charter) (the “Charter Amendment Proposal”);

•         A proposal to consider and approve and adopt the Borqs Technologies, Inc. 2017 Equity Incentive Plan, a copy of which is appended to the proxy statement as Annex C (the “Incentive Plan Proposal”);

•         A proposal to approve, for purposes of complying with applicable Nasdaq listing rules, the issuance of more than 20% of the Company’s issued and outstanding ordinary shares, which Nasdaq may deem to be a change of control, pursuant to any private placement pursuant to the Backstop Commitment (the “Nasdaq Proposal”); and

•         A proposal to consider and approve the adjournment of the Meeting by the chairman thereof to a later date, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the Business Combination Proposal, the Charter Amendment Proposal and the Incentive Plan Proposal (the “Adjournment Proposal”).

•         The transactions contemplated by the Merger Agreement will be consummated only if the Business Combination Proposal is approved at the Meeting In addition, the Charter Amendment Proposal and the Incentive Plan Proposal are conditioned on the approval of the Business Combination Proposal (and the amendments to be made pursuant to the Charter Amendment Proposal are further conditioned on the consummation of the Business Combination). The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement.

•         If our shareholders do not approve the Nasdaq Proposal, we will only have the right to issue up to 19.9% of the Company’s issued and outstanding ordinary shares pursuant to the Backstop Commitment without shareholder approval. Any open market or privately negotiated transactions made pursuant to the Backstop Commitment are not contingent upon shareholder approval and the consummation of the Business Combination.

•         Upon the closing of the Business Combination, we anticipate increasing the size of our board of directors from five to seven directors and reclassifying our board into three classes. All incumbent directors of Pacific except Dr. Deng and Mr. Shen have informed us that they will resign from our board of directors upon closing of the Business Combination. Our board of directors intends to appoint five directors to fill the vacancies left by these directors and by the increase in board size. One of the directors will be nominated by Pacific, three will be nominated by Borqs (at least one of whom will be required to be independent), and one (who will be required to be independent) will be nominated jointly by Pacific and Borqs. If the Business Combination is consummated, our board of directors will consist of: Yaqi Feng, the current Chief Operating Officer and Secretary of Pacific; Pat Sek Yuen Chan and Joseph Wai Leung Wong, incumbent directors of Borqs; Jason Zexian Shen and Honghui Deng, incumbent independent directors of Pacific; and two new independent directors, Eric Tao and Bill Huang. It is presently contemplated that, immediately following the consummation of the Business Combination and subject to the Amended Charter becoming effective under the laws of the British Virgin Islands, our new board of directors will exercise its rights under our memorandum and articles of association as then amended by the Charter Amendment Proposal (if approved) to reclassify our board into three classes pursuant to the Amended Charter, it is anticipated that Dr. Deng and Mr. Huang will serve as Class I directors, Mr. Shen and Mr. Wong will serve as Class II directors and Mr. Tao, Mr. Chan and Ms. Feng will serve as Class III directors. In the event that the board of directors is so reclassified, the Amended Charter, if adopted, allows for the terms and classification of any continuing directors elected prior to the Business Combination or their successors or replacements to modified and changed in order to align with the classifications and terms set out above and below. Members of Class I will serve as directors until our annual meeting in 2018, members of Class II will serve as directors until our annual meeting in 2019 and members of Class III will serve as directors until our annual meeting in 2020. See the sections entitled “Charter Amendment Proposal” and “Management After the Business Combination.”

•         Unless waived by the parties to the Merger Agreement, in accordance with applicable law, the closing of the Business Combination is subject to a number of conditions set forth in the Merger Agreement including, among others, receipt of the requisite shareholder approval contemplated by this proxy statement. For more information about the closing conditions to the Business Combination, see the section entitled “Business Combination Proposal — Conditions to Closing of the Business Combination.”

•         The Merger Agreement may be terminated at any time prior to the consummation of the Business Combination upon agreement of Borqs and Pacific, or by Borqs or Pacific acting alone, in specified circumstances. For more information about the termination rights under the Merger Agreement, see the section entitled “Business Combination Proposal — Termination.”

•         The Business Combination involves numerous risks. For more information about these risks, see the section entitled “Risk Factors.”

•         In considering the recommendation of Pacific’s board of directors to vote FOR the proposals presented at the Meeting, you should be aware that our executive officers and members of our board of directors have interests in the Business Combination that are different from, or in addition to, the interests of our shareholders generally. The members of our board of directors were aware of these differing interests and considered them, among other matters, in evaluating and negotiating the transaction agreements and in recommending to our shareholders that they vote in favor of the proposals presented at the Meeting. These interests include, among other things:

•         the fact that our Sponsor and our officers and directors paid an aggregate of approximately $5.0 million for their founder shares and private units and such securities should have a significantly higher value at the time of the Business Combination;

•         our Sponsor has loaned the Company $500,000 pursuant to a note, which becomes due on the date on which the Company consummates a business combination. All of the $500,000 is convertible, in whole or in part, at the payee’s election, upon the consummation of the Business Combination, into units, at a price of $10.00 per unit. These units will be identical to the private units issued in a private placement in connection with Company’s IPO;

•         certain members of the Company’s management have advanced the Company an aggregate of $229,061, which is non-interest bearing and becomes due on the date on which the Company consummates a business combination;

•         our Sponsor has agreed to loan the Company approximately $153,000 for each calendar month following April 20, 2017 that is needed by Pacific to complete the Business Combination or another business combination from April 20, 2017 until the Extended Termination Date. Such loan will not bear interest and does not become due until the consummation of the Business Combination;

•         our Sponsor has agreed to purchase up to $24.0 million of Pacific ordinary shares (or potentially more, at Sponsor’s sole election) as part of the Backstop Commitment in order to ensure that there is at least $24.0 million in cash available in the Company immediately following the Business Combination. In connection with such Backstop Commitment, the Sponsor may receive up to 2,352,285 additional ordinary shares if the combined entity fails to meet certain earnout requirements;

•         pursuant to the Merger Agreement, our Sponsor guaranteed the payment of a $5.0 million termination fee by Pacific under certain circumstances;

•         if Pacific is unable to complete a business combination within the required time period, Jian Tu, our Chairman, will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Pacific for services rendered or contracted for or products sold to Pacific, but only if such a vendor or target business has not executed a waiver of claims against the trust account and except as to any claims under our indemnity of the underwriter in our IPO. To date, with the exception of EarlyBird Capital and Marcum LLP, Pacific’s vendors has agreed that it will not have any right, title, interest or claim of any kind in or to any monies in our trust account, and will not make any claim against our trust account (including any distributions therefrom); and

•         the continued indemnification of current directors and officers of the Company and the continuation of directors’ and officers’ liability insurance after the Business Combination.

FREQUENTLY USED TERMS

Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” the “Company” and “Pacific” refer to Pacific Special Acquisition Corp., and the terms “combined company” and “post-combination company” refer to Pacific and its subsidiaries, including the Variable Interest Entity, following the consummation of the Business Combination.

In this document:

“Assumed Options” means outstanding options for purchase of ordinary shares of Borqs International (whether vested or unvested) shall be assumed by Pacific and automatically converted into options for Pacific ordinary shares,

“Backstop and Subscription Agreement” means the Backstop and Subscription Agreement, dated May 11, 2017, between Pacific and the Backstop Commitment Investor,

“Backstop Commitment” means the commitment between Pacific and the Backstop Commitment Investor pursuant to which the Backstop Commitment Investor has agreed to purchase up to 2,352,285 ordinary shares of Pacific, through (x) open market or privately negotiated transactions with third parties, at a purchase price of up to $10.40 per share, (y) a private placement with consummation to occur concurrently with that of the Business Combination at a purchase price of $10.40 per share, or (z) a combination thereof. Such investor has also agreed to vote any Pacific ordinary shares that it owns on the record date for the Meeting, whether acquired pursuant to the Backstop Commitment or otherwise, in favor of the Business Combination and the other proposals set forth herein at the Meeting.

“Backstop Commitment Investor” means Zhengqi International Holding Limited, the Company’s Sponsor.

“Backstop Guarantee Shares” means up to 2,352,285 Earnout Shares that the Backstop Commitment Investor will be entitled to receive if they are not earned by the Sellers.

“BC-NW” means Beijing Big Cloud Network Technology Co., Ltd., which is the variable interest entity through which Borqs conducts a portion of its business.

“Borqs” means Borqs International and its consolidated subsidiaries and Variable Interest Entity, taken together.

“Borqs International” means Borqs International Holding Corp, an exempted company incorporated under the laws of the Cayman Islands with limited liability.

“Business Combination” means the acquisition of Borqs, pursuant to the Merger Agreement, whereby Merger Sub, a wholly-owned subsidiary of Pacific, will merge with and into Borqs International, with Borqs International surviving the merger.

“charter” or “memorandum and articles” means our amended and restated memorandum and articles of association initially filed with the BVI Registry on October 14, 2015.

“Closing” means the closing of Business Combination.

“Companies Act” and the “Insolvency Act” mean the BVI Business Companies Act (as amended) and the Insolvency Act, 2003 of the British Virgin Islands, respectively.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Earnout Shares” means between 2,352,285 and 3,846,154 Merger Consideration Shares (together with any equity securities paid as dividends or distributions with respect to such shares or into which such shares are exchanged or converted) to be held in escrow to support a one-year earnout schedule.

“Escrow Shares” means the Earnout Shares and the Indemnification Escrow Shares, collectively.

“Escrow Agent” means Continental Stock Transfer and Trust Company.

“founder shares” means the 1,437,500 Pacific ordinary shares currently held by the initial shareholders which were purchased prior to our IPO.

“Incentive Plan” means the Borqs Technologies, Inc. 2017 Equity Incentive Plan that is the subject of the Incentive Plan Proposal.

“Indemnity Escrow Shares” means four percent (4%) of (a) the Merger Consideration Shares otherwise due to the Sellers at the closing, or approximately 885,315 shares (assuming that the full 3,846,154 Earnout Shares are issued and an adjusted equity valuation of $270,182,000 as of the closing), and (b) any Earnout Shares earned and issued to the

Sellers, or to be cancelled in connection with an issuance of other shares to the Sellers, which shares will be deposited in escrow to support certain indemnification obligations under the Merger Agreement.

“initial shareholders” means our Sponsor and each of our officers and current or former directors, in each case, that hold founder shares.

“insider units” means the 497,671 units we sold privately to our Sponsor and/or its designees in connection with the IPO.

“IPO” means the initial public offering of 5,750,000 Pacific units (including 750,000 units sold pursuant to the underwriters’ exercise of their over-allotment option), consummated on October 20, 2015 at $10.00 per unit.

“Meeting” means the special meeting of shareholders of Pacific that is the subject of this proxy statement.

“Merger Agreement” means the Merger Agreement, dated as of December 27, 2016, as amended on May 10, 2017 and as it may be further amended, by and between the Pacific, Merger Sub, Borqs International, and certain purchaser and seller representatives.

“Merger Consideration Shares” means the approximately 25,979,038 ordinary shares to be issued to the Sellers at the closing of the Business Combination.

“Net Income Shares” means any Earnout Shares that are issued in excess of the 2,352,285 Backstop Guarantee Shares, up to a maximum of 1,493,864 Earnout Shares.

“ordinary shares” or “our ordinary shares” means Pacific ordinary shares, no par value.

“PRC” or “China” means the People’s Republic of China excluding Taiwan, Hong Kong and Macau for purposes of this proxy statement.

“private shares,” “private rights” and “private warrants” mean the Pacific ordinary shares, rights and warrants included within the private units.

“private units” means the insider units and 34,204 units issued to EarlyBirdCapital, Inc. in connection with the IPO.

“public rights” mean Pacific rights included in units issued in the IPO (whether they were purchased in the IPO or thereafter in the open market).

“public shareholders” means holders of public shares, including the initial shareholders to the extent the initial shareholders hold public shares, provided that the initial shareholders will be considered a “public shareholders” only with respect to any public shares held by them.

“public shares” means the Pacific ordinary shares included in units issued in the IPO (whether they were purchased in the IPO or thereafter in the open market).

“public warrants” means the Pacific warrants included in units issued in the IPO, each of which is exercisable for one-half of one ordinary share, in accordance with its terms.

“rights” means the private rights and the public rights, taken together.

“Securities Act” means the Securities Act of 1933, as amended.

“Sellers” means the shareholders of Borqs International.

“Sponsor” means Zhengqi International Holding Limited, a company incorporated in the British Virgin Islands and a wholly-owned indirect subsidiary of Pacific Securities Capital Management Co. Ltd., a company incorporated in the People’s Republic of China, which, in turn, is a wholly owned subsidiary of Pacific Securities Co. Ltd. (601099.SH), a company incorporated in the People’s Republic of China, in which our Chairman, Mr. Tu, serves as a director and as Chairman of the Strategic Planning Committee and Mr. Luo, one of our directors, serves as Assistant Chairman and the Head of Global Business Department.

“unaudited pro forma financial statements” means the unaudited pro forma financial statements included in this proxy statement, covering the periods ended March 31, 2017 (for Pacific) and December 31, 2016 (for Borqs).

“unit” consists of one Pacific ordinary share, one right and one warrant.

“Variable Interest Entity” means BC-NW.

“VIE Agreements” means the contractual arrangements memorialized in the Exclusive Business Cooperation Agreement, Loan Agreements, Exclusive Option Agreements, Equity Pledge Agreements and Powers of Attorney appended to this proxy statement as Annexes D through H, pursuant to which Borqs controls BC-NW and its subsidiaries and consolidates their financial results.

“warrants” means the private warrants and the public warrants, taken together.

“WFOE” means Borqs Beijing Ltd.

“Yuantel” means Yuantel (Beijing) Telecommunications Technology Co. Ltd., which is a subsidiary of the Variable Interest Entity through which Borqs conducts a portion of its business.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR SHAREHOLDERS

The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the Meeting, including with respect to the Business Combination. The following questions and answers do not include all the information that is important to our shareholders. We urge shareholders to read carefully this entire proxy statement, including the annexes and the other documents referred to herein.

Q:      Why am I receiving this proxy statement?

A:      You are being asked to consider and vote upon a proposal, which we refer to as the “Business Combination Proposal,” to approve and authorize the Merger Agreement providing for the merger of our wholly-owned subsidiary (“Merger Sub”) with and into Borqs International. Pursuant to the Merger Agreement, as amended, we will effect an acquisition of Borqs International by Merger Sub, with Merger Sub merging with and into Borqs International, which will be the surviving company. As consideration for the merger we agreed to issue to the Sellers a number of our ordinary shares based on a formula (the “Merger Consideration Shares”). With our shares valued at $10.40 per share, the number of shares to be issued is based on a $270.0 million equity valuation of Borqs, subject to adjustment. An initial equity valuation of $303.0 million was based on an approximate 1.9x multiple of Borqs’ projected revenue for 2017, as we believe projected revenue is a standard indicator for valuing high-growth companies in the IoT industry. Following discussions in April 2017, the parties agreed to an approximate 10% reduction in valuation coupled with the addition of certain earnout milestones. These new terms were negotiated in an effort to arrange for the Backstop Commitment in a manner that would benefit Pacific’s shareholders, after taking into consideration investor feedback received.

As amended, the Merger Agreement provides that, of the Merger Consideration Shares, and assuming, based on the unaudited pro forma financial statements included in this proxy statement, that the adjusted equity valuation of Borqs is $270,182,000 as of the closing, a total of 25,979,038 shares will be issued at the closing, with between 2,352,285 and 3,846,154 of such shares being Earnout Shares contingent and deposited into escrow to be released (or with respect to certain of such Earnout Shares, to be cancelled in connection with an issuance of replacement shares by Pacific) to the Sellers in the event certain net income earnout conditions are met during the Earnout Period. The exact number of shares contingent as Earnout Shares will depend on the amount of redemptions by Pacific’s shareholders and the amount of money raised by Pacific in the PIPE Investment or Backstop Commitment. 2,352,285 Backstop Guarantee Shares will be issued in the name of the Backstop Commitment Investor (as defined in the accompanying proxy statement) and to the extent that the earnout conditions are not met, such Backstop Guarantee Shares will be released to the Backstop Commitment Investor. Any additional Earnout Shares (the Net Income Shares) will be issued in the name of the Sellers and to the extent that the earnout conditions are not met, such Net Income Shares will be released to Pacific and cancelled. Four percent (4%) of (a) the shares otherwise due to the Sellers at the Closing (excluding any Earnout Shares), or 885,315 shares assuming that the full 3,846,154 Earnout Shares are issued and an adjusted equity valuation of $270,182,000 as of the closing, and (b) any Earnout Shares earned by the Sellers will be deposited in escrow to support certain indemnification obligations under the Merger Agreement. The exact number of shares issued to Sellers stated herein will depend on customary final pre-closing calculations related to Borqs financials (including final working capital figures) and the number of shares contingent as Earnout Shares, as described above.

Holders of issued and outstanding Borqs International warrants will receive Replacement Warrants, which will be subject to substantially the same terms and conditions as Pacific’s warrants issued as part of the units in Pacific’s IPO, except that the number of shares and exercise price thereunder will be based on the number of Borqs International shares and exercise price under the applicable Borqs International warrant, as equitably adjusted for the Business Combination. Similarly, Pacific will assume the obligations under the Assumed Options (including the applicable provisions of the plan under which they were issued), except that the number of shares and exercise price thereunder will be based on the number of Borqs International shares and exercise price under the applicable Assumed Option, as equitably adjusted for the Business Combination. A copy of the Merger Agreement, as amended, is attached hereto as Annex A.

Our units, ordinary shares, rights and warrants are currently listed on the Nasdaq Capital Market under the symbols “PAACU,” “PAAC,” “PAACR” and “PAACW,” respectively. We intend to apply to continue the listing of our ordinary shares and warrants on the Nasdaq Capital Market under the symbols “BRQS” and “BRQSW,” respectively, upon the closing of the Business Combination. At the closing, any unseparated units will separate into their component ordinary shares, warrants to purchase one-half of one ordinary share, and rights to receive

1/10 of an ordinary share. Each holder of a right will be entitled to receive 1/10 of an ordinary share per right at the closing of the Business Combination, and both the units and the rights will cease trading. However, no fractional shares will be issued as a result of the issuance of shares for rights. If a holder would be entitled to receive a fractional share from the holder’s rights, the holder’s entitlement will instead be rounded down to the nearest whole share (in effect extinguishing any fractional entitlement), and no “in lieu cash payment” or other compensation will be made to the holder in respect of the extinguished fractional entitlement. As a result, holders of rights will receive no value for whatever number of their rights would entitle them at the closing of the Business Combination to a fractional share only.

This proxy statement and its annexes contain important information about the Business Combination and the other matters to be acted upon at the Meeting. You should read this proxy statement and its annexes carefully and in their entirety.

Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement and its annexes.

Q:      What is being voted on at the Meeting?

A:      Below are proposals on which our shareholders are being asked to vote.

1.       To approve and authorize the Merger Agreement and the transactions contemplated thereunder, including the Business Combination (this proposal is referred to herein as the “Business Combination Proposal”);

2.       To approve and adopt subject to and conditional on (but with immediate effect therefrom) the consummation of the Business Combination, an amendment and restatement of the memorandum and articles of association of the Company currently registered by the Registrar of Corporate Affairs in the British Virgin Islands, as set out in the draft amended and restated version of our memorandum and articles of association (charter) appended to this proxy statement as Annex B (the “Amended Charter”), to (1) remove or amend those provisions of our memorandum and articles which terminate or otherwise cease to be applicable following the consummation of the Business Combination, (2) give our board of directors the ability to reclassify the board, and if necessary modify existing terms, into up to three classes at any time after the consummation of the Business Combination and (3), in the case of certain future acquisitions by Pacific during the Earnout Period (a) if having a value in excess of $60 million, require the approval of 2/3 of the directors then-serving on the board, (b) grant our Sponsor and the Purchaser Representative certain information rights relating to such acquisitions, (c) and, if requested by our Sponsor or the Purchaser Representative, to provide a fairness opinion in respect of such acquisitions (such amendments to be adopted by way of the amendment and restatement of the charter in the form of the Amended Charter) which we refer to as the “Charter Amendment Proposal;”

3.       To approve and adopt the Borqs Technologies, Inc. 2017 Equity Incentive Plan, a copy of which is attached hereto as Annex C (this proposal is referred to herein as the “Incentive Plan Proposal”);

4.       To approve, for purposes of complying with applicable Nasdaq listing rules, the issuance of more than 20% of the Company’s issued and outstanding ordinary shares, which Nasdaq may deem to be a change of control, pursuant to any private placement pursuant to the Backstop Commitment (this proposal is referred to herein as the “Nasdaq Proposal”); and

5.       To approve the adjournment of the Meeting by the chairman thereof to a later date, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the Business Combination Proposal, the Charter Amendment Proposal, the Incentive Plan Proposal and the Nasdaq Proposal (this proposal is referred to herein as the “Adjournment Proposal”). This proposal will only be presented at the Meeting if there are not sufficient votes to approve the Business Combination Proposal, the Charter Amendment Proposal, the Incentive Plan Proposal and the Nasdaq Proposal.

Q:      Are the proposals conditioned on one another?

A:      The transactions contemplated by the Merger Agreement will be consummated only if the Business Combination Proposal, the Charter Proposal, the Incentive Plan Proposal and the Nasdaq Proposal are approved at the Meeting In addition, the Charter Amendment Proposal, the Incentive Plan Proposal and the Nasdaq Proposal are

conditioned on the approval of the Business Combination Proposal (and the amendments to be made pursuant to the Charter Amendment are further conditioned on the consummation of the Business Combination). The Adjournment Proposal is not conditioned on the approval of the Business Combination Proposal. It is important for you to note that in the event that the Business Combination Proposal does not receive the requisite vote for approval, then we will not consummate the Business Combination. If we do not consummate the Business Combination and fail to complete an initial business combination by August 21, 2017 (or such earlier date as may be determined by the board in its sole discretion), we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public shareholders.

Q:      Why is Pacific providing shareholders with the opportunity to vote on the Business Combination?

A:      Under our charter, we must provide all holders of public shares with the opportunity to have their public shares redeemed upon the consummation of our initial business combination either in conjunction with a tender offer or in conjunction with a shareholder vote. We are seeking to obtain the approval of our shareholders of the Business Combination Proposal in order to allow our public shareholders to effectuate redemptions of their public shares in connection with the closing of our Business Combination.

Q:      What will happen in the Business Combination?

A:      At the closing of the Business Combination, Merger Sub, Pacific’s wholly-owned subsidiary, will be merged with and into Borqs International, following which Merger Sub will be removed from the register of companies in the Cayman Islands and will thereupon be dissolved and the separate corporate existence of Merger Sub will cease and Borqs International will continue as the surviving entity and become Pacific’s direct wholly-owned subsidiary. The Business Combination shall have the effects specified in Companies Law (2016 Revision) of the Cayman Islands. As consideration for the Business Combination, all the issued and outstanding shares in the share capital of Borqs will be exchanged for the Merger Consideration Shares.

Q:      What equity stake will (i) current Pacific shareholders hold in the Company after the closing and (ii) Pacific hold in Borqs after the closing?

A:      It is anticipated that, following completion of the Business Combination and if there are no redemptions, and assuming the issuance of 25,979,038 Merger Consideration Shares, Pacific’s public shareholders will retain an ownership interest of 17.6% of Pacific and our initial shareholders and affiliates (including the underwriter in our IPO) will retain an ownership interest of 13.6% of Pacific. These relative percentages assume (i) that, based on the unaudited pro forma financial statements included in this proxy statement, the adjusted equity valuation is $270,182,000 as of the closing, (iii) the issuance of the Indemnity Escrow Shares to the Sellers, and (iii) the issuance of 2,352,285 Earnout Shares to the Sponsor, and (iv) the automatic conversion of 6,281,875 Pacific rights into approximately 628,187 ordinary shares at the closing of the Business Combination. If any of Pacific’s shareholders exercise their redemption rights, the ownership interest in Pacific of Pacific’s public shareholders will decrease and the ownership interest in Pacific of our initial shareholders, including our Sponsor, will increase. Upon the closing of the Business Combination, Pacific will own 100% of the issued and outstanding ordinary shares of Borqs International. If the actual facts are different than these assumptions (which they are likely to be), the percentage ownership retained by Pacific’s existing shareholders in Pacific will be different. These ownership percentages with respect to Pacific following the Business Combination do not take into account: (i) any warrants, options, convertible debt or other convertible securities issued and outstanding as of the date hereof (see the section entitled “Summary Term Sheet” for a discussion of all Pacific securities that are currently outstanding); (ii) any valuation adjustments to the number of Merger Consideration Shares that will be issued to the Sellers; (iii) the issuance of 1,493,869 Merger Consideration Shares which could potentially be Net Income Shares to be issued to Sellers but held in escrow and subject to forfeiture; (iv) any Assumed Options and Replacement Warrants to purchase up to be issued following the Business Combination; (v) any shares to be reserved for issuance pursuant to the Incentive Plan which is being submitted to our shareholders for approval; or (vi) any shares that may be purchased in connection with the Backstop Commitment. If the actual facts are different than these assumptions, the percentage ownership retained by Pacific’s existing shareholders in Pacific will be different. See “Summary — Impact of the Business Combination on Pacific’s Public Float” and “Unaudited Pro Forma Condensed Combined Financial Information” for further information.

Q:      What will the business of the combined entity be following the Business Combination, assuming that the Business Combination is approved?

A:      Assuming the Business Combination is approved, following the consummation of the Business Combination, the combined entity’s business will be that of Borqs. The combined entity will change its corporate name from “Pacific Special Acquisition Corp.” to “Borqs Technologies, Inc.,” and change its fiscal year end to December 31, which is the fiscal year of Borqs. For more information about Borqs and its business, see the section entitled “Information about Borqs.”

Q:      What conditions must be satisfied to complete the Business Combination?

A:      There are a number of closing conditions in the Merger Agreement, including that our shareholders have approved and adopted the Merger Agreement, that shareholders of Borqs International have approved and adopted the Merger Agreement, that our shares remain listed on Nasdaq, and that, after giving effect to any redemptions, but excluding the payment by Pacific of its reasonable transaction expenses, the amount in the Pacific trust account, together with the proceeds from the Backstop Commitment or any PIPE Investment, shall be no less than $24,000,000. For a summary of the conditions that must be satisfied or waived prior to completion of the Business Combination, see the section entitled “Business Combination Proposal — Conditions to Closing of the Business Combination.”

Q:      Why is Pacific proposing the Charter Amendment Proposal?

A:      In connection with the closing of the Business Combination, in order to clarify the ongoing terms of our charter and remove a potential source of confusion, we wish to remove those provisions of our charter which will terminate or otherwise cease to be applicable following the consummation of the Business Combination. In addition as we anticipate increasing the size of our board of directors from five to seven directors and reclassifying the board from two classes to three classes, the Charter Amendment Proposal also seeks to amend our charter to give the board discretion to reclassify the board following the Business Combination as it deems necessary or appropriate. The Charter Amendment Proposal also seeks to amend our charter to, in the case of certain future acquisitions by Pacific during the Earnout Period (a) if having a value in excess of $60 million, require the approval of 2/3 of the directors then-serving on the board, (b) grant our Sponsor and the Purchaser Representative certain information rights relating to such acquisitions, (c) and, if requested by our Sponsor or the Purchaser Representative, to provide a fairness opinion in respect of such acquisitions. See the section entitled “Charter Amendment Proposal” for additional information.

Q:      Why is Pacific proposing the Nasdaq Proposal?

A:      We are proposing the Nasdaq Proposal in order to comply with Nasdaq Listing Rules 5635(a), (b) and (d), which require shareholder approval of the issuance of shares of stock in certain transactions that result in (1) the issuance of 20% or more of the voting power outstanding or ordinary shares outstanding before such issuance of stock and (2) a change of control. Pursuant to the Merger Agreement and assuming the Backstop Commitment is fully utilized, we anticipate issuing (i) up to an aggregate of approximately 25,979,038 of our ordinary shares, subject to adjustment as described in the Merger Agreement, to Borqs shareholders as Merger Consideration pursuant to the Merger Agreement, and (ii) up to an aggregate of approximately 2,307,692 ordinary shares to one or more institutional accredited investors in a private placement pursuant to the Backstop Commitment. Because the number of ordinary shares that we anticipate issuing in the Business Combination (1) will constitute more than 20% of our outstanding ordinary and more than 20% of outstanding voting power prior to such issuance and (2) will result in a change of control of Pacific, we are required to obtain shareholder approval of such issuances pursuant to Nasdaq Listing Rules 5635(a) and (b). In addition, since we may issue 20% or more of our outstanding ordinary shares when considering the Backstop Commitment, we are required to obtain shareholder approval of such issuances pursuant to Nasdaq Listing Rules 5635(d). For more information, see the section entitled “Nasdaq Proposal.” Unless waived by Borqs, approval of the Nasdaq Proposal is a condition to the consummation of the Business Combination pursuant to the Merger Agreement. The Nasdaq Proposal is conditioned on the approval of the Business Combination Proposal.

Q:      What happens if I sell my Pacific ordinary shares before the Meeting?

A:      The record date for the Meeting, [•], 2017, is earlier than the date that the Business Combination is expected to be completed. If you transfer your Pacific ordinary shares after the record date, but before the Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Meeting. However, you will not be able to seek redemption of your shares because you will no longer be able to deliver them for cancellation upon consummation of the Business Combination. If you transfer your Pacific ordinary shares prior to the record date, you will have no right to vote those shares at the Meeting or redeem those shares for a pro rata portion of the proceeds held in our trust account.

Q:      What vote is required to approve the proposals presented at the Meeting?

A:      Approval of each of the Business Combination Proposal, the Charter Amendment Proposal (as it is in conjunction with the consummation of the Business Combination), the Incentive Plan Proposal, the Nasdaq Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by shareholders present in person or represented by proxy at the Meeting. Accordingly, a Pacific shareholder’s failure to vote by proxy or to vote in person at the Meeting or the failure of a Pacific shareholder who holds his or her shares in “street name” through a broker or other nominee to give voting instructions to such broker or other nominee (a “broker non-vote”) will result in that shareholder’s shares not being counted towards the number of Pacific ordinary shares required to validly establish a quorum, but if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the proposals. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Business Combination Proposal, the Charter Amendment Proposal, the Incentive Plan Proposal, the Nasdaq Proposal or the Adjournment Proposal.

Q:      May Pacific or our Sponsor, Pacific’s directors, officers, advisors or their affiliates purchase shares in connection with the Business Combination?

A:      In connection with the shareholder vote to approve the Business Combination, our initial shareholders, directors, executive officers, advisors or their affiliates may (i) purchase shares of Pacific ordinary shares from institutional and other investors who vote, or indicate an intention to vote, against the Business Combination Proposal, (ii) execute agreements to purchase such shares from institutional and other investors in the future, and/or (iii) enter into transactions with institutional and other investors to provide such persons with incentives to acquire shares of Pacific or vote their shares in favor of the Business Combination Proposal. The purpose of such share purchases and other transactions by the initial stockholders and/or their respective affiliates would be to increase the likelihood of satisfaction of the requirements that (x) the holders of a majority of the public shares present and entitled to vote at the Meeting vote in favor of the Business Combination Proposal, and/or (y) that the Company will have at least $5,000,001 in net tangible assets and $24.0 million in cash upon closing of the Business Combination after taking into account holders of public shares that properly demanded redemption of their public shares into cash, when, in each case, it appears that such requirements would otherwise not be met. However, they have no current commitments or plans to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the trust account will be used to purchase shares in such transactions. If they engage in such transactions, they will not make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or if such purchases are prohibited by Regulation M under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Q:      How many votes do I have at the Meeting?

A:      Our shareholders are entitled to one vote at the Meeting for each ordinary share held of record as of [•], 2017, the record date for the Meeting. As of the close of business on the record date, there were 7,065,379 outstanding ordinary shares.

Q:      What constitutes a quorum at the Meeting?

A:      Holders of at least 50% of the voting power of the Company’s ordinary shares issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, constitute a quorum. However, if within two hours from the time appointed for the meeting such a quorum is not present, the meeting may be adjourned, at the discretion of the chairman of the board of directors, and if at the adjourned meeting there are present within one hour from the time appointed for the meeting in person or by proxy at least one-third of the voting power of the Company’s ordinary shares issued and outstanding and entitled to vote, then those persons present shall constitute a quorum (but otherwise the meeting shall be dissolved) our shareholders, present in person or represented by proxy, will have the power to adjourn the Meeting. As of the record date for the Meeting, 3,532,690 of our ordinary shares would be required to achieve a quorum.

Q:      How will Pacific’s Sponsor, directors and officers vote?

A:      In connection with our IPO, we entered into agreements with each of our initial shareholders, consisting of our Sponsor, our directors and our executive officers, pursuant to which each agreed to vote any Pacific ordinary shares owned by them in favor of the Business Combination Proposal. None of our initial shareholders has purchased any shares during or after our IPO in the open market and neither we nor our Sponsor, directors or officers have entered into agreements, and are not currently in negotiations, to purchase shares. Currently, our Sponsor, together with certain of its affiliates and our independent directors, own approximately 27.4% of our issued and outstanding ordinary shares, including all of the founder shares. As a result, if only the minimum quorum is present, our Sponsor and other initial shareholders would have sufficient votes to approve the proposals described herein. If holders of 100% of our ordinary shares are present in person or presented by proxy at the Meeting, we would need only an additional 1,597,520 Pacific ordinary shares, or 22.6% of our issued and outstanding ordinary shares, to be voted by our public shareholders in favor of the proposals described in the accompanying proxy statement in order to have such transactions approved (assuming no additional ordinary shares are purchased by our initial shareholders on the market or in private transactions).

Q:      What interests do Pacific’s current officers and directors have in the Business Combination?

A:      Our directors and executive officers have interests in the Business Combination that are different from or in addition to (and which may conflict with) your interests. These interests include:

•         the fact that our Sponsor and our independent directors paid an aggregate of approximately $5.0 million for their founder shares and private units and such securities should have a significantly higher value at the time of the Business Combination;

•         our Sponsor has loaned the Company $500,000 pursuant to a note, which becomes due on the date on which the Company consummates a business combination. All of the $500,000 is convertible, in whole or in part, at the payee’s election, upon the consummation of the Business Combination, into units, at a price of $10.00 per unit. These units will be identical to the private units issued in a private placement in connection with Company’s IPO;

•         certain members of the Company’s management have advanced the Company an aggregate of $229,061, which is non-interest bearing and becomes due on the date on which the Company consummates a business combination;

•         our Sponsor has agreed to loan the Company approximately $153,000 for each calendar month following April 20, 2017 that is needed by Pacific to complete the Business Combination or another business combination from April 20, 2017 until the Extended Termination Date. Such loan will not bear interest and does not become due until the consummation of the Business Combination;

•         our Sponsor has agreed to purchase up to $24.0 million of Pacific ordinary shares (or potentially more, at Sponsor’s sole election) as part of the Backstop Commitment in order to ensure that there is at least $24.0 million in cash available in the Company immediately following the Business Combination. In connection with such Backstop Commitment, the Sponsor may receive up to 2,352,285 additional ordinary shares if the combined entity fails to meet certain earnout requirements;

•         pursuant to the Merger Agreement, our Sponsor guaranteed the payment of a $5.0 million termination fee by Pacific under certain circumstances;

•         if Pacific is unable to complete a business combination within the required time period, Jian Tu, our Chairman, will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Pacific for services rendered or contracted for or products sold to Pacific, but only if such a vendor or target business has not executed a waiver of claims against the trust account and except as to any claims under our indemnity of the underwriter in our IPO. To date, with the exception of EarlyBird Capital and Marcum LLP, each of Pacific’s vendors has agreed that it will not have any right, title, interest or claim of any kind in or to any monies in our trust account, and will not make any claim against our trust account (including any distributions therefrom); and

•         the continued indemnification of current directors and officers of the Company and the continuation of directors’ and officers’ liability insurance after the Business Combination.

These interests may influence our directors in making their recommendation that you vote in favor of the approval of the Business Combination. These interests were considered by our Board when our Board approved the Business Combination.

Q:      What happens if I vote against the Business Combination Proposal?

A:      If the Business Combination Proposal is not approved and we do not otherwise consummate an alternative business combination and close such transaction by August 21, 2017 (or such earlier date as may be determined by the board in its sole discretion), we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public shareholders.

Q:      Do I have redemption rights?

A:      If you are a holder of public shares and you vote on the Business Combination Proposal, you may redeem your public shares for cash equal to a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO, including interest earned and not previously released for payment of taxes or working capital requirements as of two business days prior to the consummation of the Business Combination. A public shareholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the outstanding public shares issued in the IPO. Our Sponsor and initial shareholders have agreed to waive their redemption rights with respect to any of our ordinary shares they may hold in connection with the consummation of the Business Combination, and the founder shares will be excluded from the pro rata calculation used to determine the per-share redemption price. For illustrative purposes, based on funds in the trust account of approximately $53.2 million, the estimated per share redemption price would have been approximately $10.43. Additionally, shares properly tendered for redemption will only be redeemed if the Business Combination is consummated; otherwise holders of such shares will only be entitled to a pro rata portion of the trust account (including interest but net of taxes payable and dissolution expenses) in connection with the liquidation of the trust account.

Q:      As long as I vote on the Business Combination Proposal, will how I vote affect my ability to exercise redemption rights?

A:      No. You may exercise your redemption rights whether you vote your Pacific ordinary shares for or against the Business Combination Proposal or any other proposal described by this proxy statement. As a result, the Merger Agreement can be approved by shareholders who will redeem their shares and no longer remain shareholders, leaving shareholders who choose not to redeem their shares holding shares in a company with a less liquid trading market, fewer shareholders, less cash and the potential inability to meet the listing standards of the Nasdaq Capital Market.

Q:      How do I exercise my redemption rights?

A:      In order to exercise your redemption rights, you must (i) check the box on the proxy card to elect redemption, (ii) check the box on the proxy card marked “Shareholder Certification”, (iii) affirmatively vote either for or against the Business Combination Proposal and, (iv) prior to 5:00 p.m., Eastern time on [•], 2017 (two business days before the Meeting), (x) submit a written request to our transfer agent that we redeem your public shares for cash, and (y) deliver your shares to our transfer agent physically or electronically through Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Q:      What are the federal income tax consequences of exercising my redemption rights?

A:      For U.S. federal income tax purposes, Pacific shareholders who exercise their redemption rights to receive cash from the trust account in exchange for their Pacific ordinary shares generally will be required to treat the transaction as a sale of such shares and recognize gain or loss upon the redemption in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the Pacific ordinary shares redeemed. See the section entitled “Business Combination Proposal — Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.”

Q:      If I am a Pacific warrantholder or rightholder, can I exercise redemption rights with respect to my warrants or rights?

A:      No. The holders of our warrants and rights have no redemption rights with respect to our warrants or rights.

Q:      If I am a Pacific unit holder, can I exercise redemption rights with respect to my units?

A:      No. Holders of outstanding units must separate the underlying public shares, public rights and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, public rights and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I exercise my redemption rights?” above. The address of Continental Stock Transfer & Trust Company is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our transfer agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares, public rights and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q:      Do I have appraisal rights if I object to the Business Combination?

A:      No. There are no appraisal rights available to holders of Pacific ordinary shares in connection with the Business Combination under the structure as presently contemplated.

Q:      What happens to the funds held in the trust account upon consummation of the Business Combination?

A:      If the Business Combination is consummated, the funds held in the trust account will be released to pay: (i) Pacific shareholders who properly exercise their redemption rights; (ii) an expected $7.1 million (or $5.3 million in the case of maximum redemptions) of fees, costs and expenses (including regulatory fees, legal fees, accounting fees, printer fees and other professional fees) that were incurred by the Company in connection with the Business Combination, including approximately $1.75 million payable to EarlyBirdCapital for advisory services in connection with the Business Combination, an estimated $4.7 million (or $2.9 million in the case of maximum redemptions) in other financial advisory and legal fees and expenses, and approximately $0.6 million relating to other fees and expenses incurred relating to the Business Combination; and (iii) after all redemption payments and approximately $5.3 million in Business Combination-related fees and expenses are paid, the remaining cash balance will be used by the Company for working capital purposes.

Q:      What happens if the Business Combination is not consummated?

A:      There are certain circumstances under which the Merger Agreement may be terminated. See the section entitled “Business Combination Proposal — Termination” for information regarding the parties’ specific termination rights.

If we do not consummate the Business Combination and fail to complete an initial business combination by August 21, 2017 (or such earlier date as may be determined by the board in its sole discretion), our charter provides that we will, as promptly as reasonably possible but not more than five business days thereafter, distribute the aggregate amount then on deposit in the trust account (less net interest earned thereon to pay dissolution expenses), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. This redemption of public shareholders from the trust account will be done automatically by function of our charter and prior to any formal voluntary liquidation of the company. Our Sponsor has agreed to waive its right to receive liquidating distributions with respect to its founder shares if we fail to consummate our initial business combination by August 21, 2017 (or such earlier date as may be determined by the board in its sole discretion). However, if our Sponsor or any of our officers, directors or affiliates acquired or will acquire public shares in or after the IPO, they will be entitled to receive liquidating distributions with respect to such public shares if we fail to consummate our initial business combination within the required time period.

In the event of liquidation, there will be no distribution with respect to Pacific’s outstanding warrants or rights. Accordingly, the warrants and rights will expire worthless.

Q:      When is the Business Combination expected to be completed?

A:      The Business Combination shall become effective at the time when the Plan of Merger is registered by the Registrar of Companies of the Cayman Islands. It is currently anticipated that the Business Combination will be consummated promptly following the Meeting, provided that all other conditions to the consummation of the Business Combination have been satisfied or waived. For a description of the conditions to the completion of the Business Combination, see the section entitled “Business Combination Proposal — Conditions to Closing of the Business Combination.”

Q:      What do I need to do now?

A:      You are urged to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Business Combination will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:      How do I vote?

A:      If you were a holder of record of our ordinary shares on [•], 2017, the record date for the Meeting, you may vote with respect to the proposals in person at the Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Meeting and vote in person, obtain a proxy from your broker, bank or nominee.

Q:      What will happen if I abstain from voting or fail to vote at the Meeting?

A:      At the Meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. A failure to vote or an abstention will have no effect on the proposals. Additionally, if you abstain from voting or fail to vote on the Business Combination Proposal at the Meeting, you will not be able to exercise your redemption rights (as described above).

Q:      What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:      Signed and dated proxies received by us without an indication of how the shareholder intends to vote on a proposal will be voted “FOR” each proposal described herein and in favor of all director nominees.

Q:      If I am not going to attend the Meeting in person, should I return my proxy card instead?

A:      Yes. Whether you plan to attend the Meeting or not, please read the enclosed proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:      If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:      No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purpose of determining the existence of a quorum or for purposes of determining the number of votes cast at the Meeting Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q:      May I change my vote after I have mailed my signed proxy card?

A:      Yes. You may change your vote by sending a later-dated, signed proxy card to our secretary at the address listed below so that it is received by our secretary prior to the Meeting or attend the Meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to our secretary, which must be received by our secretary prior to the Meeting.

Q:      What should I do if I receive more than one set of voting materials?

A:      You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:      Who will solicit and pay the cost of soliciting proxies?

A:      Pacific will pay the cost of soliciting proxies for the Meeting Pacific has engaged Morrow & Co. (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Meeting Pacific has agreed to pay the Proxy Solicitor a fee of $[•] plus costs and expenses and a per call fee for any incoming or outgoing shareholder calls for such services, which fee also includes the Proxy Solicitor acting as the inspector of elections at the Meeting. Pacific will reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. Pacific will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Pacific’s ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of Pacific’s ordinary shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:      Who can help answer my questions?

A:      If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

Zhouhong Peng
President and Chief Executive Officer
Pacific Special Acquisition Corp.
855 Pudong South Road
The World Plaza, 27th Floor
Pudong, Shanghai
China
Tel: (86) 21-61376584

You may also contact our proxy solicitor at:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free), or banks and brokers can call collect at (203) 658-9400.
Email: PAAC.info@morrowsodali.com

To obtain timely delivery, our shareholders must request the materials no later than five business days prior to the Meeting.

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your public shares, you will need to send a letter demanding redemption and deliver your shares (either physically or electronically) to our transfer agent prior to the Meeting. If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information from this proxy statement and does not contain all of the information that is important to you. To better understand the Business Combination and the proposals to be considered at the Meeting, you should read this entire proxy statement carefully, including the annexes. See also the section entitled “Where You Can Find More Information.”

Unless otherwise specified, all share calculations do not take into account: (i) any warrants, options, convertible debt or other convertible securities issued and outstanding as of the date hereof (see the section entitled “Summary Term Sheet” for a discussion of all Pacific securities that are currently outstanding); (ii) any additional valuation adjustments to the number of Merger Consideration Shares that will be issued to the Sellers excluded from the unaudited pro forma financial statements included in this proxy statement; (iii) for purposes of certain post-Business Combination ownership interest calculations, the issuance of 1,493,869 Merger Consideration Shares which could potentially be Net Income Shares to be issued to Sellers but held in escrow and subject to forfeiture; (iv) any Assumed Options and Replacement Warrants to be issued following the Business Combination; (v) any shares to be reserved for issuance pursuant to the Incentive Plan which is being submitted to our shareholders for approval; or (vi) any shares that may be purchased in connection with the Backstop Commitment.

Parties to the Business Combination

Pacific Special Acquisition Corp.

Pacific is a BVI business company formed on July 1, 2015 for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, contractual control arrangement with, purchasing all or substantially all of the assets of, or engaging in any other similar business combination with one or more businesses or entities.

Pacific’s units, ordinary shares, rights and warrants are currently listed on the Nasdaq Capital Market under the symbols “PAACU,” “PAAC,” “PAACR” and “PAACW,” respectively. We intend to apply to continue the listing of our ordinary shares and warrants on the Nasdaq Capital Market under the symbols “BRQS” and “BRQSW,” respectively, upon the closing of the Business Combination.

The mailing address of Pacific’s principal executive office is 855 Pudong South Road, The World Plaza, 27th Floor, Pudong, Shanghai, China and its phone number is (86) 21-61376584.

Borqs International

Borqs International is an exempted company with limited liability incorporated under the laws of the Cayman Islands on July 27, 2007 as a holding company for Borqs Hong Kong Limited, a Hong Kong registered company (“Borqs HK”), which in turn owns 100% of the issued and outstanding equity interests in Borqs Beijing Ltd (“WFOE”). WFOE is party to certain contractual arrangements with Beijing Big Cloud Network Technology Co., Ltd., a company formed under the laws of the People’s Republic of China (“BC-NW”), and its shareholders, pursuant to which the profits of BC-NW and its subsidiaries are paid to WFOE. The mailing address of Borqs’ principal executive office is Tower A, Building B23, Universal Business Park, No. 10 Jiuxiangqiao Road, Chaoyang District, Beijing 100015, Attention: Pat Chan and its phone number is (86) 10-59756336.

VIE

BC-NW and its subsidiaries, the entities through which Borqs conducts a portion of its business, are consolidated affiliated entities that are controlled by WFOE through contractual arrangements. BC-NW was formed under the laws of the PRC on April 18, 2014.

Borqs’ Business

Borqs is a global leader in software, development services and products providing customizable, differentiated and scalable Android-based smart connected devices and cloud service solutions. Borqs is a leading provider of commercial grade Android platform software for mobile chipset manufacturers, mobile device OEMs and mobile operators, as well as complete product solutions of mobile connected devices for enterprise and consumer applications. In recent years, Borqs has been awarded significant business contracts from Intel and Qualcomm, leading global chipset manufacturers.

Borqs has two business units (BUs), Connected Solutions and MVNO. The Connected Solutions BU develops mobile connected devices and cloud solutions. Connected Solutions BU revenue is recognized as software revenue and hardware revenue. The MVNO BU operates a mobile virtual network in Mainland China that provides a full range of 2G/3G/4G mobile communication services at the consumer level.

The Connected Solutions BU works closely with chipset partners to develop new connected devices. Borqs developed the reference Android software platform and hardware platform for Intel and Qualcomm phones and tablets. In February 2016 Qualcomm announced its planned business expansion for its next generation Qualcomm® Snapdragon™ Wear platform with the addition of new ecosystem partners, including Borqs. The platform is targeted for next generation connected and tethered wearables, such as smartwatches, kid and elderly watches, smart bands, smart eyewear and smart headsets. The availability of the state-of-the-art chipset functionalities from partners, combined with full service industrial design, hardware and software engineering and manufacturing management, opens exciting new possibilities for device manufacturers to accelerate the design, development and deployment of innovative connected devices.

The Borqs platform is built on the Android platform developed by Google and first released to the public in 2008. Borqs was among the first to obtain the Android source code, and in 2008 Borqs built an innovative technology platform used in the first deployment of Android‑based mobile devices to support the TD-SCDMA network of China Mobile Communications Corporation, or China Mobile.

Borqs provides Connected Solutions customers with customized, integrated, commercial grade Android platform software and service solutions to address vertical market segment needs through the targeted BorqsWare software platform solutions. The BorqsWare software platform consists of BorqsWare Client Software and BorqsWare Server Software. The BorqsWare Client Software platform consists of three major components: the latest commercial grade Android software that works with particular mobile chipsets, functionality enhancements of the open source Android software and mobile operator required services. Based on the BorqsWare Client Software platform, customers may require Borqs to provide further customization based on their specific market needs. The BorqsWare Client Software platform has been used in Android phones, tablets, watches and various Internet-of-things (“IoT”) devices. The BorqsWare Server Software platform consists of back-end server software that allows customers to develop their own mobile end-to-end services for their devices. The BorqsWare Server Software provides software necessary for upgrades, charging and various APIs that enhance the customers’ services. Based on BorqsWare Server Software service platform, customers may require us to provide further customization based on their specific needs.

The MVNO BU provides a full range 2G/3G/4G voice and data services for general consumer usage and IoT devices, as well as traditional telecom services such as voice conferencing. The MVNO BU also acts as a sales and promotion channel for the products developed by the Connected Solutions BU. Borqs believes that a key component of the sales of connected devices going forward is the bundling of those devices with a voice/data plan through its MVNO BU. The MVNO BU launched operations in the fourth quarter of 2014. The service includes The MVNO BU provides services throughout China. Borqs had more than two million registered subscribers at the end of 2015 and Borqs estimates that it will have approximately 4.5 million users at the end of 2016.

The Connected Solutions BU has a global customer base covering the core parts of the Android platform value chain, including mobile chipset manufacturers, mobile device OEMs and mobile operators. This business unit represented 73.4% of Borqs’ net revenues in 2015 and 70.9% of Borqs’ net revenues in 2016, while the MVNO BU represented 26.6% and 29.1% of net revenues for the same periods. In 2015, Borqs generated 61.9% of its net revenues from customers headquartered outside of China and 38.1% from customers headquartered within China. In 2016, Borqs generated 65.7% of its net revenues from customers headquartered outside of China and 34.3% from customers headquartered within China. As of the date of this proxy statement, Borqs has collaborated with six mobile chipset manufacturers and 29 mobile device OEMs to commercially launch Android based connected devices in 11 countries, and sales of connected devices with the BorqsWare software platform solutions are embedded in more than 10 million units worldwide.

Borqs has dedicated significant resources to research and development, and it has research and development centers in Beijing and Bangalore, India. As of December 31, 2016, 403 of 565 full-time employees and contractors were technical professionals dedicated to platform research and development and product specific customization. Technical professionals have diverse backgrounds and experience gained through employment with leading mobile chipset designers and manufacturers, mobile device OEMs, internet content providers and other software and hardware enterprises.

Borqs has achieved significant growth since inception in 2007. Net revenues increased from $47.5 million in 2014 to $75.1 million in 2015, and to $120.6 million in 2016. Borqs recorded a net loss of $8.2 million in 2014, net income of $0.8 million in 2015, and net income of $2.6 million in 2016.

Consideration to Borqs Shareholders in the Business Combination

Pursuant to the Merger Agreement, as amended, in exchange for all of the issued and outstanding shares of Borqs International, we will issue approximately 25,979,038 Merger Consideration Shares (based on a base valuation for Borqs International of US$270.0 million and an adjustment of $182,000 as of the closing based on the unaudited pro forma financial statements), subject to adjustment, to the Sellers in such amounts in proportion to their respective equity interests in Borqs immediately prior to the closing of the Business Combination.

Of the Merger Consideration Shares, and assuming, based on the unaudited pro forma financial statements, that the adjusted equity valuation of Borqs is $270,182,000 as of the closing, a total of 25,979,038 shares will be issued at the closing, with between 2,352,285 and 3,846,154 of such shares being Earnout Shares contingent and deposited into escrow to be released (or with respect to certain of such Earnout Shares, to be cancelled in connection with an issuance of replacement shares by Pacific) to the Sellers in the event certain net income earnout conditions are met during the Earnout Period. The exact number of shares contingent as Earnout Shares will depend on the amount of redemptions by Pacific’s shareholders and the amount of money raised by Pacific in the PIPE Investment or Backstop Commitment. 2,352,285 Backstop Guarantee Shares will be issued in the name of the Backstop Commitment Investor (as defined in the accompanying proxy statement) and to the extent that the earnout conditions are not met, such Backstop Guarantee Shares will be released to the Backstop Commitment Investor. Any additional Earnout Shares (the Net Income Shares) will be issued in the name of the Sellers and to the extent that the earnout conditions are not met, such Net Income Shares will be released to Pacific and cancelled. Four percent (4%) of (a) the shares otherwise due to the Sellers at the Closing (excluding any Earnout Shares), or 885,315 shares assuming that the full 3,846,154 Earnout Shares are issued and an adjusted equity valuation of $270,182,000 as of the closing, and (b) any Earnout Shares earned by the Sellers will be deposited in escrow to support certain indemnification obligations under the Merger Agreement. The exact number of shares issued to Sellers stated herein will depend on customary final pre-closing calculations related to Borqs financials (including final working capital figures) and the number of shares contingent as Earnout Shares, as described above.

The adjusted equity valuation of Borqs as of the Closing will be determined by starting with a base valuation of US$270.0 million, deducting the amount of indebtedness (net of cash) of Borqs as of the last business day before the Closing, increasing such valuation to the extent that the net working capital (excluding indebtedness and cash) of Borqs as of such date is greater than US$11.0 million, decreasing such valuation to the extent that the net working capital (excluding indebtedness and cash) of Borqs as of such date is less than US$9.0 million, and increasing such valuation to the extent that Pacific’s outside accounting and legal expenses incurred in connection with the negotiation, preparation and consummation of the Merger Agreement (but excluding any deferred initial public offering costs, advisory expenses or costs incurred with any PIPE Investment or any costs incurred in connection with an extension of Pacific’s deadline to consummate a business combination, if sought) exceed US$1.0 million. An initial $303.0 million equity valuation of Borqs was based on an approximate 1.9x multiple of Borqs’ projected revenue for 2017, as we believe projected revenue is a standard indicator for valuing high-growth companies in the IoT industry. Following discussions in April 2017, the parties agreed to an approximate 10% reduction in base equity valuation coupled with the addition of certain earn-out requirements. These new terms were negotiated in an effort to arrange for the Backstop Commitment in a manner that would benefit Pacific’s shareholders, after taking into consideration investor feedback received. The adjusted equity valuation will be determined by mutual agreement of Borqs International and Pacific based on estimates in the foregoing factors as of the Closing, without any post-Closing adjustments.

The Escrow Shares will be held in an escrow account maintained by Continental Stock Transfer and Trust Company, as the Escrow Agent. While the Indemnity Escrow Shares are held in escrow, any dividends and other distributions otherwise payable with respect to the Escrow Shares will also be held in escrow. Additionally, (i) 2,352,285 Backstop Guarantee Shares will be held in the name of the Backstop Commitment Investor, and the Backstop Commitment Investor will be entitled to all voting rights and dividend rights with respect to such shares, and (ii) the balance of the Earnout Shares will be held in the name of the Sellers, who will be entitled, on a pro-rata basis, to all voting rights and dividend rights with respect to such shares. The release of the Earnout Shares is subject to an earn-out schedule based on Borqs International’s adjusted net income during the Earnout Period. If adjusted net income is less than $18 million, the Backstop Commitment Investor will receive all 2,352,285 Backstop Guarantee Shares held in its name, and the balance of the Earnout Shares will be forfeited, returned to the Company and cancelled. If the adjusted net income is between $18 million and $20 million, Sellers will receive a pro-rated amount of the Earnout Shares on a linear sliding scale with zero Earnout Shares earned at $18 million in adjusted net income and the full Earnout Shares earned at $20 million in adjusted net income. If any Net Income Shares are earned by the Sellers upon release of the Net Income Shares, upon release, 4% of such Net Income Shares will be retained by the escrow agent and added to the existing indemnity escrow. The indemnity escrow will be the sole source to pay for the Sellers’ indemnification obligations under the Merger Agreement, to be released on the 18th month anniversary of the Closing, subject to amounts reserved for indemnification claims then pending or unpaid.

Pursuant to lock-up agreements to be entered into by each Seller and each holder of a Borqs International warrant, Sellers will not transfer, assign or sell any remaining Merger Consideration Shares received and held outside of escrow for a period of one year from the closing of the Business Combination (which period may be shortened under certain circumstances).

Holders of issued and outstanding Borqs International warrants will receive Replacement Warrants, which will be subject to substantially the same terms and conditions as Pacific’s warrants issued as part of the units in Pacific’s IPO, except that the number of shares and exercise price thereunder will be based on the number of Borqs International shares and exercise price under the applicable Borqs International warrant, with each equitably adjusted for the Merger based on the number of Merger Consideration Shares as compared to the number of issued and outstanding Borqs International shares immediately prior to the effective time of the Business Combination.

Pacific will assume the obligations under the Assumed Options (including the applicable provisions of the plan under which they were issued), except that the number of shares and exercise price thereunder will be based on the number of Borqs International shares and exercise price under the applicable Assumed Option, with each equitably adjusted for the Business Combination based on the number of Merger Consideration Shares as compared to the number of issued and outstanding Borqs International shares immediately prior to the effective time of the Business Combination.

Organizational Structure

The following diagram illustrates the ownership structure of the Company immediately following the Business Combination and the jurisdictions in which the identified entities were organized.

Redemption Rights

Pursuant to our charter, holders of public shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with our charter. In connection with the Extension Meeting, a total of 653,996 ordinary shares were redeemed. On April 25, 2017, the Sponsor deposited into the trust account approximately $153,000, which amount was equal to $0.03 for each of the 5,096,004 public shares of the Company that were not redeemed. Based on the December 31, 2016 financial statements in included in this proxy statement, and as a result of the Contribution and following redemption of the public shares in connection with the Extension Meeting, the pro rata portion of the funds available in the trust account for the remaining public shares increased from approximately $10.40 per share to approximately $10.43 per share. If a holder exercises its redemption rights in connection with the Business Combination, then such holder will be exchanging its Pacific ordinary shares for cash and will no longer own Pacific ordinary shares and will not participate in the future growth of the Company, if any. Such a holder will be entitled to receive cash for its public shares only if it (i) affirmatively votes for or against the Business Combination Proposal and (ii) properly demands redemption and delivers its shares (either physically or electronically) to our transfer agent in accordance with the procedures described herein. See the section entitled “Meeting of Pacific Shareholders — Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.

Impact of the Business Combination on Pacific’s Public Float

Upon completion of the Business Combination, Pacific will own 100% of the issued and outstanding shares in the capital of Borqs International. It is anticipated that, following completion of the Business Combination and if there are no redemptions, Pacific’s public shareholders will retain an ownership interest of 17.6% in Pacific and our initial shareholders and affiliates (including the underwriter in our IPO) will retain an ownership interest of 13.6% in Pacific. If Pacific’s shareholders exercise their redemption rights, the ownership interest in Pacific of Pacific’s public shareholders will decrease and the ownership interest in Pacific of our initial shareholders, including our Sponsor, will increase.

These ownership percentages with respect to Pacific following the Business Combination are based on certain assumptions, including but not limited to (i) that, based on the unaudited pro forma financial statements included in this proxy statement, the adjusted equity valuation is $270,182,000 as of the closing, (ii) the issuance of the Indemnity Escrow Shares to the Sellers, (iii) the issuance of 2,352,285 Earnout Shares to the Sponsor, and (iv) the automatic conversion of 6,281,875 Pacific rights into ordinary shares at the closing of the Business Combination. Additionally, these ownership percentages do not take into account: (i) any warrants, options, convertible debt or other convertible securities issued and outstanding as of the date hereof (see the section entitled “Summary Term Sheet” for a discussion of all Pacific securities that are currently outstanding); (ii) any valuation adjustments to the number of Merger Consideration Shares that will be issued to the Sellers; (iii) the issuance of 1,493,869 Merger Consideration Shares which could potentially be Net Income Shares to be issued to Sellers but held in escrow and subject to forfeiture; (iv) any Assumed Options and Replacement Warrants to be issued following the Business Combination; (v) any shares to be reserved for issuance pursuant to the Incentive Plan which is being submitted to our shareholders for approval; or (vi) any shares that may be purchased in connection with the Backstop Commitment. If the actual facts are different than these assumptions (which they are likely to be), the percentage ownership retained by Pacific’s existing shareholders in Pacific will be different.

The following tables illustrate varying ownership levels in Pacific assuming the factors mentioned above, and excluding the exercise of above-mentioned warrants and options and the excluded 1,493,863 Merger Consideration Shares that could potentially be Net Income Shares:

	Assumed % of Pacific Public Shares Redeemed (or Proceeds Remaining in Trust Account)
	0% (or $53.2 million in trust)	55% (or $24.0 million in trust)
Pacific public shareholders	17.6%	9.8%
Pacific founders (including shares held by underwriter)	13.6%	14.9%
Borqs shareholders	68.8%	75.3%
Total	100.0%	100.0%

The Company has entered into the Backstop Commitment pursuant to which the Backstop Commitment Investor has agreed to purchase up to $24.0 million in Pacific ordinary shares (or potentially more, at the Backstop Commitment Investor’s sole election) through (x) open market or privately negotiated transactions with third parties, at a purchase price of up to $10.40 per share, (y) a private placement to occur concurrently with the consummation of the Business Combination at a purchase price of $10.40 per share, or (z) a combination thereof. To the extent the Backstop Commitment is utilized for a private placement of Pacific ordinary shares, the ownership percentages of Pacific’s public shareholders reflected above will decrease as shown below:

	Assumed % of Pacific Public Shares Redeemed (or Proceeds Remaining in Trust Account)
	0% (or $53.2 million in trust)	55% (or $24.0 million in trust)
Pacific public shareholders	17.6%	9.1%
Pacific founders (including shares held by the Backstop Commitment Investor and the underwriter)*	13.6%	21.1%

____________

*         Assumes no private placement pursuant to the Backstop Commitment will be required if 0% of Pacific public shares are redeemed. If 55% of Pacific public shares are redeemed, assumes a $24.0 million private placement pursuant to the Backstop Commitment at $10.40 per share and the issuance of 2,307,692 shares of newly issued Pacific ordinary shares to the Backstop Commitment Investor. This calculation is being presented for illustrative purposes only, as any private placement pursuant to the Backstop Commitment will not be exercised in full unless the amount of redemptions result in $24.0 million or less remaining in our trust account. If the Backstop Commitment Investor purchases $24.0 million of Pacific ordinary shares through open market or privately negotiated transactions with third parties, the ownership percentages reflected in the table above will remain unchanged.

Any private placement of ordinary shares made pursuant to the Backstop Commitment is contingent upon shareholder approval of the Business Combination Proposal and the Nasdaq Proposal and the consummation of the Business Combination. Any open market or privately negotiated transactions made pursuant to the Backstop Commitment are not contingent on shareholder approval of the Business Combination Proposal or the Nasdaq Proposal.

Board of Directors of Pacific Following the Business Combination

Upon the closing, we anticipate increasing the size of our board of directors from five to seven directors and reclassifying our board into three classes. All incumbent directors of Pacific except Dr. Deng and Mr. Shen have informed us that they will resign from our board of directors upon closing of the Business Combination. Our board of directors intends to appoint five directors to fill the vacancies left by the three departing directors and by the increase in board size. One of the directors will be nominated by Pacific, three will be nominated by Borqs (at least one of whom will be required to be independent), and one (who will be required to be independent) will be nominated jointly by Pacific and Borqs. If the Business Combination is consummated, our board of directors will consist of: Yaqi Feng, the current Chief Operating Officer and Secretary of Pacific; Pat Sek Yuen Chan and Joseph Wai Leung Wong, incumbent directors of Borqs; Jason Zexian Shen and Honghui Deng, incumbent independent directors of Pacific; and two new independent directors, Eric Tao and Bill Huang. It is presently contemplated that, immediately following the consummation of the Business Combination and subject to the Amended Charter becoming effective under the laws of the British Virgin Islands, our new board of directors will exercise its rights under our memorandum and articles of association as then amended by the Charter Amendment Proposal (if approved) to reclassify our board into three classes pursuant to the Charter Amendment, it is anticipated that Dr. Deng and Mr. Huang will serve as Class I directors, Mr. Shen and Mr. Wong will serve as Class II directors and Mr. Tao, Mr. Chan and Ms. Feng will serve as Class III directors. Members of Class I will serve as directors until our annual meeting in 2018, members of Class II will serve as directors until our annual meeting in 2019 and members of Class III will serve as directors until our annual meeting in 2020. See the sections entitled “Charter Amendment Proposal” and “Management After the Business Combination.”

Accounting Treatment

The Business Combination will be accounted for as a “reverse acquisition” since, immediately following completion of the transaction, the shareholders of Borqs International immediately prior to the Business Combination will have effective control of Borqs Technologies, Inc., the post-combination company, through their 68.8% ownership interest in the combined entity, assuming no share redemptions (or 75.3%, in the event of maximum share redemptions), and its designation of all of the senior executive positions. These ownership percentages assume: (i) that, based on the unaudited pro forma financial statements included in this proxy statement, the adjusted equity valuation is $270,182,000 as of the closing included in this proxy statement, (ii) the issuance of the Indemnity Escrow Shares to the Sellers, and (iii) the issuance of 2,352,285 Earnout Shares to the Sponsor, and (iv) the automatic conversion of 6,281,875 Pacific rights into approximately 628,187 ordinary shares at the closing of the Business Combination, but exclude (i) any warrants, options, convertible debt or other convertible securities issued and outstanding as of the date hereof (see the section entitled “Summary Term Sheet” for a discussion of all Pacific securities that are currently outstanding); (ii) any valuation adjustments to the number of Merger Consideration Shares that will be issued to the Sellers; (iii) the issuance of 1,493,869 Merger Consideration Shares which could potentially be Net Income Shares to be issued to Sellers but held in escrow and subject to forfeiture; (iv) any Assumed Options and Replacement Warrants to be issued following the Business Combination; (v) any shares to be reserved for issuance pursuant to the Incentive Plan which is being submitted to our shareholders for approval, or (vi) any shares that may be purchased in connection with the Backstop Commitment. For accounting purposes, Borqs will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction will be treated as a recapitalization of Borqs (i.e., a capital transaction involving the issuance of shares by Pacific for the shares of Borqs). Accordingly, the consolidated assets, liabilities and results of operations of Borqs will become the historical financial statements of Borqs, and Pacific’s assets, liabilities and results of operations will be consolidated with Borqs beginning on the acquisition date. No step-up in basis or intangible assets or goodwill will be recorded in this transaction.

Appraisal Rights

Appraisal rights are not available to our shareholders in connection with the Business Combination under the structure as presently contemplated.

Reasons for Approval of the Business Combination

We were organized for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, contractual control arrangement with, purchasing all or substantially all of the assets of, or engaging in any other similar business combination with one or more businesses or entities. We have sought to capitalize on the ability of our management team to identify, acquire and partner with management to operate a business, focusing broadly on operating businesses that have their primary operations located in Asia (with an emphasis on China). The Business Combination was the result of a thorough search for a potential transaction utilizing the extensive network and investing and operating experience of our management team and board of directors. The terms of the Business Combination were the result of thorough negotiations between the representatives of Pacific and Borqs.

From the date of our IPO through execution of a non-binding letter of intent with Borqs on July 22, 2016, Pacific has identified and evaluated over 80 acquisition target companies. In doing so, we have followed the initial set of criteria and guidelines outlined below which we believed were important in evaluating prospective targets. In reviewing the Borqs opportunity, our board considered the following factors consistent with our strategy:

•         Middle-Market Growth Business at Attractive Valuation. Borqs is a global leader in software and products for IoT providing customizable, differentiated and scalable Android-based smart connected devices and cloud service solutions. With research and development centers in Beijing, China and Bangalore, India, Borqs boasts a comprehensive innovation driven portfolio from mobile devices to cloud services. Borqs has achieved leadership and customer recognition as an innovative end-to-end IoT solutions provider leveraging its unique strategic chipset partner relationships as well as its broad software and IP portfolio. We believe that Borqs can benefit from new capital for scalable operations to yield significant revenue and earnings growth.

•         IoT Industry is Strategically Significant to China.  According to a report released in August 2016 by the China Electronic Distributor Association, the Chinese IoT market is expected to reach 1,150 billion RMB by 2017, with a compound average growth rate (CAGR) of over 30%. The IoT industry mainly refers to electronics, software and communication that use network connectivity to sense and recognize relevant information, and through communication equipment and conductors to transmit information, then finally through computer-based systems to process stored information. With the rise in importance of all things related to the internet, the development of the IoT industry has become a subject of national strategy, and there are many large or small technical enterprises which will benefit from national supporting policies as they enter the process of scientific industrialization.

In December 2011, the PRC government released its long-anticipated “Twelfth Five-Year” Development Plan for Internet of Things. The Plan stated that it would greatly increase its support of IoT enterprises through strategic fiscal and tax incentives, dedicate more public resources and capital to IoT development projects, as well as encourage both private capital and foreign capital to enter the IoT industry.

•         Proven Track Record and Strong Management Team.  Borqs is led by a highly experienced management team; most of them have over 20 years of professional experience in world class wireless communication, telecommunication, and semiconductor firms. Borqs has a proven track record in design, development and commercial shipments of various Android devices and is a Google GMS licensed partner. Qualcomm has chosen Borqs as a strategic partner for its Android-based platforms. Deloitte named Borqs as one of the fastest growing technology companies in China and Asia Pacific in 2011, 2012 and 2013. In 2013, 2014, 2015 and 2016, Borqs was awarded the Company of the Year for Innovation & Leadership in Mobile Technology for Asia Pacific from the International Alternative Investment Review (“IAIR”). Recently Borqs received the “50 Most Promising IoT Solution Providers 2016” recognition from CIO Review magazine, and IAIR honored Pat Chan, Chief Executive Officer of Borqs, as IAIR’s CEO of the Year 2016.

•         Industry-leading Technology; High Barriers for New Entrants.  In terms of innovative and research and development abilities, Borqs has 130 patents, 91 software copyrights, including 25 domestic invention patents, 3 US patents for inventions, 103 utility model patents, four design patents and another 25 patents pending in process. Borqs has been rated as “high-tech enterprises”, “high-tech enterprises in Zhongguancun” by Beijing Municipal Science and Technology Commission and Zhongguancun Management Committee and other government departments. For 10 years, Borqs has provided non-exclusive software development services to the two biggest chip makers, Intel and Qualcomm. Its technological and research and development capabilities have enabled it to become an industry leader in Android-based software development, which competitive edge makes it harder for new entrants to compete in IoT solutions industry.

•         Strong Growth Potential. Borqs, through its subsidiaries and consolidated affiliated entities, is principally engaged in the provision of commercial grade Android connected device software and hardware products and mobile virtual network operator (“MVNO”) services in China. Borqs had consolidated revenue of US$75.1 million and net income of US$0.8 million for 2015, and its revenue grew by 60.6% to $120.6 million with net income of $2.6 million for 2016. Borqs’ revenues from its Android connected device software and hardware sales are primarily from international markets, and revenues from its MVNO business are primarily from providing voice/data plans and mobile communication services in China. Borqs intends to introduce its IoT products and cloud solutions in 2017 to its MVNO network to generate additional recurring revenue.

As illustrated in the tables below, Borqs’ strategy has delivered consistent growth:

($ in thousands)	2014	2015	2016	% change from 2015 to 2016
Revenue	47,488	75,072	120,586	60.6%
Net Income	(8,171)	795	2,596	226.5%
Net Income attributable to Borqs	(7,661)	2,111	3,228	52.9%
Net Assets	13,182	12,490	13,511	8.2%

•         Business Where We Can Add Value. As a global leader in smart connected devices and IoT solutions, Borqs needs ready access to capital in order to fuel its business. Pacific believes that Pacific, as a Nasdaq-listed public company, could provide a channel for Borqs to achieve its goals faster within the IoT industry with a relative low cost of funding and has the ability to take the capital to quickly and effectively bring their new product and services innovations to commercial viability.

•         Financial Terms of the Merger Agreement. In considering the terms of the merger, our board of directors considered the fact that, in offering solely equity consideration for the Business Combination, the value of our ordinary shares to be paid to Sellers upon consummation of the Business Combination could be significantly more or less than the $10.40 implied value per share immediately prior to the announcement of the entry into the Merger Agreement based on any fluctuations in the market price of Pacific’s ordinary shares. Our board of directors took note of the course of negotiations between the parties in arriving at the amount of equity consideration to be paid in the Business Combination, including the number of outstanding shares of Borqs capital stock and stock equivalents that may be assumed by Pacific and the terms on which such securities would roll over.

•         Other Terms and Conditions of the Merger Agreement. Our board of directors considered the other terms and conditions of the Merger Agreement, including the nature and scope of the closing conditions and the likelihood of obtaining any necessary regulatory approvals.

•         Pro Forma Ownership. Our board of directors anticipated and noted that, following completion of the Business Combination and if there are no redemptions of Pacific’s shares, Pacific’s existing shareholders, including our Sponsor, will retain an ownership interest of approximately 31.2% of the Company, and Sellers will own approximately 68.8% of the outstanding ordinary shares of the Company. These percentages are calculated assuming (i) that, based on the unaudited pro forma financial statements included in this proxy statement, the adjusted equity valuation is $270,182,000 as of the closing, (ii) the issuance of the Indemnity Escrow Shares to the Sellers, (iii) the issuance of 2,352,285 Earnout Shares to the Sponsor, and (iv) the automatic conversion of 6,281,875 Pacific rights into ordinary shares at the closing of the Business Combination; they do not take into account: (i) any warrants, options, convertible debt or other convertible securities issued and outstanding as of the date hereof (see the section entitled “Summary Term Sheet” for a discussion of all Pacific securities that are currently outstanding); (ii) any valuation adjustments to the number of Merger Consideration Shares that will be issued to the Sellers; (iii) the issuance of 1,493,869 Merger Consideration Shares which could potentially be Net Income Shares to be issued to Sellers but held in escrow and subject to forfeiture; (iv) any Assumed Options and Replacement Warrants to be issued following the Business Combination; (v) any shares to be reserved for issuance pursuant to the Incentive Plan which is being submitted to our shareholders for approval; or (vi) any shares that may be purchased in connection with the Backstop Commitment.

Of the foregoing factors, Pacific’s board of directors believes that the positive factors that weighed most heavily in their decision were that the IoT industry in China and other geographic areas represents a high growth sector with strong barriers to entry, that Borqs is a developer of Android-based IoT products, and that Android is the leading operating system for these types of applications. Borqs’ strong leadership position was demonstrated in meaningful revenue growth from $47.5 million in 2014 to $120.6 million in 2016. Pacific believes that the financial results achieved by Borqs would be further enhanced by the continued efforts of its award winning management team.

In considering the Business Combination, Pacific’s board of directors concluded the risks of proceeding with a transaction with Borqs (as more fully described in the “Risk Factors” section of this proxy statement) could be managed or mitigated by Pacific or were unlikely to have a material impact on the Business Combination or Pacific, and that, overall, the potentially negative factors or risks associated with the Business Combination were outweighed by the potential benefits of the Business Combination to Pacific and its shareholders.

Conditions to Closing of the Business Combination

In order to close the Business Combination, a majority of the holders of Pacific shares voting at the meeting in person or by proxy will need to vote in favor of the Business Combination Proposal.

Additionally, any shareholder redemptions in connection therewith may not result in net tangible assets of Pacific falling below $5,000,001 or the amount in the Pacific trust account, together with the proceeds from any PIPE Investment, but excluding the payment of Pacific’s reasonable transaction expenses, falling below $24,000,000. These conditions effectively require us to generate at least $24.0 million in gross proceeds pursuant to the Backstop Commitment or in a separate private placement financing if the holders of all of the 5,096,004 public shares outstanding as of the record date redeem their shares in connection with the Business Combination (if the Business Combination were consummated as of that date). As a result, even if the Business Combination Proposal is approved, we may be unable to consummate the Business Combination unless we can raise sufficient gross proceeds to maintain at least $5,000,001 in net tangible assets or $24,000,000 in available cash after redemptions.

There are a number of other closing conditions in the Merger Agreement, including that both our shareholders and Borqs International shareholders have approved and adopted the Merger Agreement and that our ordinary shares continue to be listed on Nasdaq. For a summary of the conditions that must be satisfied or waived prior to completion of the Business Combination, see the section entitled “Business Combination Proposal — Conditions to Closing of the Business Combination.”

Quorum and Required Vote for Proposals for the Meeting

A quorum of Pacific shareholders is necessary to hold a valid meeting. A quorum will be present at the Meeting if, at the commencement of the meeting, there are present in person or by proxy not less than 50% of the total votes attaching to the issued shares in the Company. Abstentions will count as present for the purposes of establishing a quorum. Broker non-votes will not be counted for purposes of establishing a quorum.

Being in respect of our initial business combination, approval of the Business Combination Proposal, the Incentive Plan Proposal, the Nasdaq Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by shareholders present in person or represented by proxy at the Meeting. Accordingly, a Pacific shareholder’s failure to vote by proxy or to vote in person at the Meeting or the failure of a Pacific shareholder who holds his or her shares in “street name” through a broker or other nominee to give voting instructions to such broker or other nominee (a “broker non-vote”) will result in that shareholder’s shares not being counted towards the number of Pacific ordinary shares required to validly establish a quorum, but if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the proposals. Abstentions will also have no effect on the outcome of the Business Combination Proposal, the Incentive Plan Proposal, the Nasdaq Proposal or the Adjournment Proposal.

The transactions contemplated by the Merger Agreement will be consummated only if the Business Combination Proposal is approved at the Meeting. In addition, the Charter Amendment Proposal (and the Incentive Plan Proposal and the Nasdaq Proposal are conditioned on the approval of the Business Combination Proposal, the amendments to be made pursuant to the Charter Amendment Proposal are further conditioned on the consummation of the Business Combination). The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement. If we do not consummate the Business Combination and fail to complete an initial business combination by August 21, 2017 (or such earlier date as may be determined by the board in its sole discretion), we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public shareholders.

Recommendation to Pacific Shareholders

Our board of directors believes that each of the Business Combination Proposal, the Charter Amendment Proposal, the Incentive Plan Proposal, the Nasdaq Proposal and the Adjournment Proposal to be presented at the Meeting is in the best interests of the Company and our shareholders and recommends that our shareholders vote “FOR” each of these proposals and “FOR” each of the director nominees.

When you consider the recommendation of our board of directors in favor of approval of these proposals, you should keep in mind that our directors and officers have interests in the Business Combination that are different from or in addition to (and which may conflict with) your interests as a shareholder. These interests include, among other things:

•         the fact that our Sponsor and our independent directors paid an aggregate of approximately $5.0 million for their founder shares and private units and such securities should have a significantly higher value at the time of the Business Combination;

•         Our Sponsor has loaned the Company $500,000 pursuant to a note, which becomes due on the date on which the Company consummates a business combination. All of the $500,000 is convertible, in whole or in part, at the payee’s election, upon the consummation of the Business Combination, into units, at a price of $10.00 per unit. These units will be identical to the private units issued in a private placement in connection with Company’s IPO;

•         certain members of the Company’s management have advanced the Company an aggregate of $229,061, which is non-interest bearing and becomes due on the date on which the Company consummates a business combination;

•         our Sponsor has agreed to loan the Company approximately $153,000 for each calendar month following April 20, 2017 that is needed by Pacific to complete the Business Combination or another business combination from April 20, 2017 until the Extended Termination Date. Such loan will not bear interest and does not become due until the consummation of the Business Combination;

•         our Sponsor has agreed to purchase up to $24.0 million of Pacific ordinary shares (or potentially more, at Sponsor’s sole election) as part of the Backstop Commitment in order to ensure that there is at least $24.0 million in cash available in the Company immediately following the Business Combination. In connection with such Backstop Commitment, the Sponsor may receive up to 2,352,285 additional ordinary shares if the combined entity fails to meet certain earnout requirements;

•         pursuant to the Merger Agreement, our Sponsor guaranteed the payment of a $5.0 million termination fee by Pacific under certain circumstances;

•         if Pacific is unable to complete a business combination within the required time period, Jian Tu, our Chairman, will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Pacific for services rendered or contracted for or products sold to Pacific, but only if such a vendor or target business has not executed a waiver of claims against the trust account and except as to any claims under our indemnity of the underwriter in our IPO. To date, with the exception of EarlyBird Capital and Marcum LLP, each of Pacific’s vendors has agreed that it will not have any right, title, interest or claim of any kind in or to any monies in our trust account, and will not make any claim against our trust account (including any distributions therefrom); and

•         the continued indemnification of current directors and officers of the Company and the continuation of directors’ and officers’ liability insurance after the Business Combination.

RISK FACTORS

In evaluating the proposals set forth in this proxy statement, you should carefully read this proxy statement, including the annexes, and especially consider the factors discussed in the section entitled “Risk Factors” beginning on page 38.

SELECTED HISTORICAL FINANCIAL INFORMATION OF PACIFIC

The following table sets forth selected historical financial information for Pacific. The balance sheet data as of March 31, 2017 and the income statement data for the nine months ended March 31, 2017 and 2016 are derived from the unaudited financial statements included elsewhere in this proxy statement. The balance sheet data as of June 30, 2016 and income statement data for the year ended June 30, 2016 are derived from the audited financial statements included elsewhere in this proxy statement. In the opinion of Pacific’s management, such unaudited condensed financial statements have been prepared on the same basis as the Pacific audited financial statements presented herein and reflect all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of Pacific’s results of operations and financial position for such periods and dates.

The historical results presented below are not necessarily indicative of the results to be expected for any future period. You should read the following selected financial information in conjunction with the section entitled “Pacific Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Pacific’s financial statements and the related notes appearing elsewhere in this proxy statement.

Dollars in thousands except share and per share amounts

	Nine months ended March 31,		Year ended June 30,
	2017	2016	2016
Income Statement Data:
Operating costs	$1,611	$243	$469
Interest income	113	45	91
Unrealized gain on marketable securities	16	20	(14)
Net loss	$(1,482)	$(177)	$(392)
Weighted average number of shares outstanding, excluding shares subject to possible redemption, basic and diluted	2,442,325	1,970,948	2,078,196
Net loss per ordinary share: basic and diluted	$(0.61)	$(0.09)	$(0.19)

Cash Flow Data:
Net cash used in operating activities	$(889)	$(260)	$(376)
Net cash used in investing activities	185	(59,800)	(59,800)
Net cash provided by financing activities	639	60,548	60,638

	March 31, 2017	June 30, 2016
Balance Sheet Data:
Cash and cash equivalents	$396	$462
Cash and marketable securities held in trust account	59,821	59,877
Total assets	60,266	60,426
Ordinary shares subject to possible redemption	54,338	55,156
Total shareholders’ equity	5,000	5,000

SELECTED HISTORICAL FINANCIAL INFORMATION OF
BORQS INTERNATIONAL HOLDING CORP

Borqs is providing the following selected financial information to assist you in your analysis of the financial aspects of the Business Combination. Borqs reports its operations on a calendar year with its fiscal year ending on December 31. The consolidated statements of operations data for the years ended December 31, 2014, 2015 and 2016, and the balance sheet data as of December 31, 2014, 2015 and 2016 have been derived from Borqs’ audited consolidated financial statements included elsewhere in this proxy statement. The consolidated statements of operations data, in Borqs’ opinion, include only normal and recurring adjustments that Borqs considers necessary for a fair statement of Borqs’ financial position and results of operations for such periods and as of such date.

The historical results presented below are not necessarily indicative of the results to be expected for any future period. This information should be read in conjunction with “Risk Factors,” “Borqs Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and Borqs’ consolidated financial statements and the related notes included elsewhere in this proxy statement.

	Fiscal Years Ended December 31,
Consolidated Statement of Operations Data:	2014	2015	2016
	(dollars in thousands)
Net revenues	47,488	75,072	120,586
Cost of revenues	(35,647)	(57,966)	(94,292)
Gross profit	11,841	17,106	26,294
Operating expenses	(20,359)	(19,487)	(22,814)
Other operating income	648	3,094	1,760
Operating (loss) income	(7,870)	713	5,240
Other (expense) income	(107)	933	15
(Loss) profit before income taxes	(7,977)	1,646	5,255
Income tax benefit (expense)	(194)	(851)	(2,659)
Net (loss) income	(8,171)	795	2,596
Less: net loss attribute to noncontrolling interests	(510)	(1,316)	(632)

Net (loss) income attribute to BORQS	(7,661)	2,111	3,228

	As of December 31,
Consolidated Balance Sheet Data:	2014	2015	2016
	(dollars in thousands)
Current assets	36,293	34,391	58,079
Non-current assets	13,846	18,688	19,951
Total assets	50,139	53,079	78,030

Current liabilities	30,596	35,046	51,118
Non-current liabilities	6,361	5,543	13,401
Total liabilities	36,957	40,589	64,519

Total mezzanine equity-Series A,B,C&D	65,469	67,866	68,862

Shareholders’deficit:
Ordinary shares	54	54	54
Additional paid-in capital	1,120	1,124	1,124
Statutory reserve	860	1,270	1,898
Accumulated deficit	(55,614)	(56,330)	(54,706)
Accumulated other comprehensive loss	139	(1,149)	(2,626)
Total BORQS shareholder’s deficit	(53,441)	(55,031)	(54,256)
Noncontrolling interest	1,154	(365)	(1,095)
Total shareholders’deficit	(52,287)	(55,396)	(55,351)

Borqs’ calculates earnings before interest, income tax expenses, other non-recurring income and expenses and depreciation and amortization, or EBITDA. It believes EBITDA is a useful financial measure to assess its operating and financial performance from period to period and from company to company by backing out potential differences caused by variations in certain specified items. The use of EBITDA has certain limitations and should not be construed as an indication that its future results will be unaffected by other charges and gains we consider to be outside the ordinary course.

A reconciliation of EBIDTA to net (loss) income, which is the most directly comparable U.S. GAAP measure, is set forth below:

	Fiscal Years Ended December 31,
Reconciliation of EBITDA to net (loss) income:	2014	2015	2016
	(dollars in thousands)
Net (loss) income	(8,171)	795	2,596
Income tax expenses	(194)	(851)	(2,659)
Interest expenses	(82)	(156)	(797)
Interest income	23	61	65
Other non-recurring income and expenses	(120)	173	55
Foreign exchange gain	72	855	692
Depreciation and amortization	1,967	2,480	3,157
EBITDA	(5,903)	3,193	8,397

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

We are providing the following selected unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the Business Combination.

The following unaudited pro forma condensed combined balance sheet as of March 31, 2017 combines the unaudited historical condensed consolidated interim balance sheet of Borqs as of December 31, 2016 with the unaudited historical condensed consolidated balance sheet of Pacific as of March 31, 2017, giving effect to the Business Combination as if it had been consummated as of March 31, 2017.

The following unaudited pro forma condensed combined statement of operations for the nine months ended March 31, 2017 combines the unaudited historical condensed consolidated interim statement of operations of Borqs for the nine months ended December 31, 2016 with the unaudited historical condensed statement of operations of Pacific for the nine months ended March 31, 2017, giving effect to the Business Combination as if it had occurred on July 1, 2015.

The following unaudited pro forma condensed combined income statement for the year ended June 30, 2016 combines the unaudited historical condensed consolidated interim statement of operations of Borqs for the twelve months ended June 30, 2016 with the audited historical statement of operations of Pacific for the year ended June 30, 2016, giving effect to the Business Combination as if it had occurred on July 1, 2015.

The historical financial information has been adjusted to give effect to pro forma events that are related and/or directly attributable to the Business Combination, are factually supportable and are expected to have a continuing impact on the combined results. The adjustments presented in the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the Business Combination.

The historical financial information of Borqs was derived from the audited consolidated financial statements of Borqs for the years ended December 31, 2016 and 2015 and the unaudited condensed consolidated interim financial statements of Borqs for the six months ended June 30, 2016 and 2015 included elsewhere in this proxy statement. The historical financial information of Pacific was derived from the audited financial statements of Pacific for the year ended June 30, 2016 and the unaudited condensed consolidated financial statements of Pacific for the nine months ended March 31, 2017 and 2016 included elsewhere in this proxy statement. This information should be read together with Borqs’ and Pacific’s audited and unaudited financial statements and related notes, “Borqs’ Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Pacific’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included elsewhere in this proxy statement.

The unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience. Borqs and Pacific have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

Selected Unaudited Pro Forma Financial Information
(dollars in thousands except per share amounts)

	Borqs	Pacific	Pro Forma Combined Assuming No Redemption	Pro Forma Combined Assuming Maximum Redemption
Statement of Operations Data – Nine Months Ended December 31, 2016 (Borqs) and Nine Months Ended March 31, 2017 (Pacific)
Revenues	$96,216	$—	$96,216	$96,216
Operating expenses	$91,945	$1,611	$93,952	$93,952
Operating income (loss)	$4,271	$(1,611)	$2,264	$2,264
Net income (loss) attributable to the Company’s ordinary shareholders	$1,656	$(1,482)	$1,941	$1,941
Weighted average number of shares outstanding – basic		2,442,325	32,838,371	29,316,382
Weighted average number of shares outstanding – diluted		2,442,325	39,756,213	36,234,224
Net income (loss) per ordinary share – basic		$(0.61)	$0.06	$0.07
Net income (loss) per ordinary share – diluted		$(0.61)	$0.05	$0.05
Balance Sheet Data – As of December 31, 2016 (Borqs) and March 31, 2017 (Pacific)
Total current assets	$58,079	$445	$104,060	$76,347
Total assets	$78,030	$60,266	$124,306	$96,593
Total current liabilities	$51,118	$928	$51,317	$51,317
Total liabilities	$64,519	$928	$64,718	$64,718
Total stockholders’ equity (deficit)	$(55,351)	$5,000	$59,588	$31,875

	Borqs	Pacific	Pro Forma Combined Assuming No Redemption	Pro Forma Combined Assuming Maximum Redemption
Statement of Operations Data – For the Twelve Months Ended June 30, 2016 (Borqs) and Year Ended June 30, 2016 (Pacific)
Revenues	$100,968	$—	$100,968	$100,968
Operating expenses	$19,447	$469	$20,626	$20,626
Operating income (loss)	$4,021	$(469)	$2,842	$2,842
Net income (loss) attributable to the Company’s ordinary shareholders	$2,840	$(392)	$4,863	$4,863
Weighted average number of shares outstanding – basic		2,078,196	32,488,141	29,042,858
Weighted average number of shares outstanding – diluted		2,078,196	39,405,983	35,960,700
Net income (loss) per ordinary share – basic		(0.19)	$0.15	$0.17
Net income (loss) per ordinary share – diluted		$(0.19)	$0.12	$0.14

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

We make forward-looking statements in this proxy statement. These forward-looking statements relate to expectations for future financial performance, business strategies or expectations for our business, and the timing and ability for us to complete the Business Combination. Specifically, forward-looking statements may include statements relating to:

•         benefits of the Business Combination;

•         future financial performance of the Company following the Business Combination;

•         anticipated growth strategies;

•         future business development, results of operations and financial condition;

•         expectations regarding the continued acceptance and growth of the Android platform;

•         expectations regarding the growth of our industry;

•         ability to successfully continue our research and development efforts;

•         ability to develop Android+ software and service platform solutions for customers;

•         trends and competition in our industry;

•         ability to diversify the customer base;

•         ability to protect our intellectual property rights;

•         expected changes in business and cost or expense trends;

•         PRC and other jurisdictions’ governmental policies and regulations relating to Borqs’ business and industry; and

•         other statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.

These forward-looking statements are based on information available as of the date of this proxy statement, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

You should not place undue reliance on these forward-looking statements in deciding how to grant your proxy or instruct how your vote should be cast or vote your shares on the proposals set forth in this proxy statement. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•         occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;

•         outcome of any legal proceedings that may be instituted against Borqs or Pacific following announcement of the Business Combination and transactions contemplated thereby;

•         inability to complete the transactions contemplated by the Business Combination due to the failure to obtain approval of the shareholders of Pacific, or other conditions to closing in the Merger Agreement;

•         inability to maintain the listing of the Company’s ordinary shares on the Nasdaq Capital Market following the Business Combination;

•         risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein;

•         ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably;

•         costs related to the Business Combination;

•         changes in applicable laws or regulations;

•         the possibility that Borqs or Pacific may be adversely affected by other economic, business, and/or competitive factors; and

•         other risks and uncertainties indicated in this proxy statement, including those under “Risk Factors.”

This proxy statement also contains statistical data, market size and growth, industry data, estimates and forecasts that are based on industry publications or reports generated by third-party providers of market intelligence, or other publicly available information, as well as other information based on our internal sources. While we believe that each of these studies and publications is reliable, we have not independently verified market and industry data from third-party sources. While we believe our internal company research is reliable and the market definitions we use are appropriate, neither such research nor these definitions have been verified by any independent source. This information involves a number of assumptions and limitations, is subject to risks and uncertainties and is subject to change based on various factors, including those discussed in the section titled “Risk Factors” and elsewhere in this proxy statement. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us.

RISK FACTORS

The following risk factors apply to the business and operations of Borqs, Pacific, the Business Combination and the business and operations of the combined company following the completion of the Business Combination. These risk factors are not exhaustive. Investors are encouraged to perform their own investigation with respect to the business, financial condition and prospects of Borqs. You should carefully consider the following risk factors, as well as the other information included in this proxy statement. In particular, please refer to the section entitled “Cautionary Statement Regarding Forward-Looking Statements.” We may face additional risks and uncertainties that are not presently known to us, or that we currently deem immaterial, which may also impair our business. The following discussion should be read in conjunction with the financial statements and notes to the financial statements included herein. For the purposes of these risk factors, unless otherwise indicated, the term “Borqs” refers to Borqs International Holding Corp together with its consolidated subsidiaries and consolidated affiliated entities, the terms “we,” “us,” “our” or “Pacific” refers to Pacific Special Acquisition Corp, and the term “combined company” refers to the combined company following the Business Combination.

Risks Related to Borqs’ Business and Industry

If alternative mobile operating system platforms become more widely used or accepted, or mobile chipset manufacturers, mobile device OEMs and mobile operators do not continue to make product and service offerings compatible with the Android platform, the Borqs business could be materially harmed.

The mobile operating system platform industry is intensely competitive and characterized by rapid technological changes, which often result in shifts in market share among the industry’s participants as one operating system may become more widely used than others. For example, in the past the Symbian mobile operating system platform, or Symbian, from Nokia Corporation, or Nokia, dominated market share for consumer products and the BlackBerry mobile operating system platform, or BlackBerry, from Research in Motion Limited, or RIM, dominated market share for enterprise products. In the past five years, with the rise of the iOS mobile operating system platform, or iOS, from Apple Inc., or Apple, and the Android platform, both the Symbian and Blackberry platforms have experienced a substantial decline. There can be no assurance that the Android platform will continue to compete effectively with alternative mobile operating system platforms, such as the iOS platform or Windows Mobile mobile operating system platform, or Windows Mobile, from Microsoft Inc. If these or other mobile operating system platforms become more widely used or accepted, such as operating system platforms being developed by Baidu, Inc., or Baidu, and Alibaba.com Ltd., or Alibaba, in China, the market appeal of the Android platform and the Borqs Android+ software and service platform solutions could be diminished, which could materially adversely affect its business and financial performance.

Furthermore, the competitiveness of the Borqs Android+ software and service platform solutions is dependent upon the continued compatibility of the Android platform with the offerings of Borqs customers. If these customers choose not to continue to adopt the Android platform or they are unable to retain or increase their market share, the demand for the Borqs Android+ software and service platform solutions may be diminished, which could materially adversely affect the Borqs business and financial performance.

Borqs generates a significant portion of its net revenues from a small number of major customers and key projects and any loss of business from these customers or key projects could reduce its net revenues and significantly harm Borqs’ business.

Borqs has derived, and believe that in the foreseeable future it will continue to derive, a significant portion of its net revenues from a small number of major customers and key projects. For 2015, the top five customers accounted for 54.1% of Borqs’ net revenues. For 2016, the top five customers accounted for 51.7% of Borqs’ net revenues.

Borqs’ ability to maintain close relationships with its major customers is essential to the growth and profitability of its business. However, the volume of work performed for a specific customer is likely to vary from year-to-year and project-to-project, especially since Borqs is generally not the exclusive Android platform software and service solutions provider for its customers, some of its customers have in-house research and development capabilities and Borqs does not have long-term purchase commitments from any of its customers. A major customer in one year may not provide the same level of net revenues for Borqs in any subsequent year. The products Borqs provides to its customers, and the net revenues and income from those products, may decline or vary as the type and quantity of products changes over time. In addition, reliance on any individual customer for a significant portion of Borqs’ net revenues may give that customer a degree of pricing leverage when negotiating contracts and terms of service with Borqs.

In addition, a number of factors not within the control of Borqs could cause the loss of, or reduction in, business or revenues from any customer, and these factors are not predictable. These factors include, among others, a customer’s decision to re-negotiate the royalty payment of a contract if the volume of unit sales exceeds original expectations, pricing pressure from competitors, a change in a customer’s business strategy, or failure of a mobile chipset manufacturer or mobile device OEM to develop competitive products. Borqs customers may also choose to pursue alternative technologies and develop alternative products in addition to, or in lieu of, Borqs products, either on their own or in collaboration with others, including Borqs’ competitors. The loss of any major customer or key project, or a significant decrease in the volume of customer demand or the price at which Borqs sells its products to customers, could materially adversely affect Borqs’ financial condition and results of operations.

Borqs has expanded its product offerings in both its Connected Solutions BU and MVNO BU, and there can be no assurance that Borqs’ efforts in these areas will be successful.

From its inception in 2007 through 2014, Borqs focused primarily on providing its Android+ software platform solutions to mobile chipset manufacturers, mobile device OEMs and mobile operators as well as complete product solutions of mobile connected devices for enterprise and consumer applications. In 2014, after acquiring Yuantel Investment, Borqs entered into the MVNO business. As Borqs continues to grow its business and markets, it will continue to increase its service product offerings in both its Connected Solutions BU and MVNO BU. However, the success of these new product offerings will depend on many factors, including timely and successful research and development, pricing, market and consumer acceptance of such new products and the product offerings of our competitors. If new product offerings are not successful, Borqs revenue growth will suffer and its results of operations may be harmed. Further, Borqs does not have significant experience in the MVNO business and cannot be assured that its investments in the development of its MVNO business will result in increased revenue.

Borqs relies on a prominent mobile chipset manufacturer customer for a significant portion of its net revenues. Any deterioration of the Borqs relationship with this manufacturer, or any interruption to the ongoing collaboration with this customer may significantly harm the Borqs business, financial condition and results of operations.

Borqs generates a significant portion of its revenue from a prominent chipset manufacturer, which beneficially owned 18% of Borqs outstanding shares as of the date of this proxy statement. Borqs relies significantly on this customer from a strategic viewpoint since Borqs scales products developed for this customer to deploy with mobile devices for OEM customers and devotes a portion of Borqs’ research and development resources accordingly. In 2015 and 2016, Borqs generated 10.0% and 3.5% of its net revenues, respectively, from this customer. Borqs anticipates that its dependence on this customer will continue for the foreseeable future. Consequently, various events could cause material fluctuations or declines in its net revenues or liquidity position and have a material adverse effect on its financial condition and results of operations:

•         this customer’s collaborations with Borqs competitors;

•         reduced, delayed or canceled of contracts from this customer;

•         market success of this customer’s Android‑based products; and

•         this customer’s decision to move product development in-house.

Although Borqs has collaborated with this customer on various projects since 2010, there can be no assurance that this customer will continue working with Borqs in the future, whether due to changes in management preferences, business strategy, corporate structure or other factors. Borqs’ failure to continue its collaboration with this customer may adversely affect its business, financial conditions and results of operations.

Borqs provides mobile communication services as a mobile virtue network operator (“MVNO”) in China. The current license to operate such services is based on a government issued extension of a trial license that originally would have expired on December 31, 2015. If Borqs cannot obtain a renewed license or the current extension is terminated, Borqs will need to cease this operation and its total revenues will be significantly reduced.

The Borqs’ MVNO business unit contributed 26.6% and 29.1% of its net revenues in 2015 and 2016, respectively, and Borqs is currently one of the top MVNO businesses in China, as measured in terms of registered subscribers.

The ability of MVNOs to provide mobile communication services in China is based on trial licenses granted by the Ministry of Industry & Information Technology of China (“MIIT”) under the mobile virtue network trial program initiated by the MIIT in 2013 to implement the Chinese State Council’s encouragement of private investments in various industries, including telecommunication industry. The trial program and all trails licenses issued thereunder, including Borqs’, were originally expiring as of December 31, 2015. According to the trial program policies issued by the MIIT, the MIIT will work on formalizing commercial policies regarding the operation of MVNO based on the development of the trial program. On December 28, 2015, the MIIT issued a notice stating that while the government is “diligently researching and determining the formal commercial policies regarding the operation of MVNO, the temporary licenses issued continue to allow MVNO enterprises to operate, and the base telecommunication enterprises shall continue to provide cooperation, support and maintenance services”, as translated from the MIIT’s notice. There has been no other announcement to date regarding the timing of the formalize policies, or the granting of official licenses, or changes to the current extension to operate. All MVNOs in China, including Borqs, will continue to operate and provide mobile communication services for subscribers based on the trial licenses.

Although it is a common belief among MVNOs in China that since the MVNO business in China was initiated by the current Chinese administration and has gained a large number of subscribers during the trial program, and it is expectable that continuance of MVNO operation will be supported by the Chinese administration, there is no guarantee that the Chinese government or the MIIT will not terminate MVNO operation with or without plausible reasons. If Borqs cannot obtain a renewed license or the current extension is terminated, Borqs will be forced to cease this operation, its total revenues will be significantly reduced and its investment into this business unit will be completed lost.

Failure to complete real-name registration of all users of our MVNO services could subject us to penalties, damage our reputation and brand, and harm our business and results of operations.

Chinese laws require telecommunication business operators to verify and register real names and identification information of users of mobile phone. In September 2016, the MIIT and certain other governmental departments issued the Notice regarding Prevention of and Cracking Down Telecommunication or Online Frauds to emphasize the real-name registration requirements and to further require telecommunication business operators, including MVNOs, to complete the real-name registration for all of their existing users by end of 2016. In August 2016 and February 2017, we were warned by the MIIT for our failure to strictly comply with the real-name registration requirement. As of the date hereof, we have rectified such failure in accordance with the MIIT’s requirements. We have also established internal policies and required all our staff to strictly comply with the real-name registration requirements for new users. However, we cannot assure that all our staff will strictly implement our internal policies or all the users will provide authentic information to us. If we are found by the authorities not to comply with the real-name registration requirement, we may be subject to penalties, or be required to suspend or terminate our MVNO business. In addition, complying with these laws and regulations could cause us to incur substantial costs.

PRC laws and regulations governing our businesses and the validity of certain of Borqs’ contractual arrangements are uncertain. If Borqs is found to be in violation, it could be subject to sanctions. In addition, changes in PRC laws and regulations or changes in interpretations thereof may materially and adversely affect Borqs’ business.

The PRC government restricts or imposes conditions on foreign investment in telecommunication business. Borqs International and its PRC subsidiaries are considered foreign persons or foreign-invested enterprises under PRC foreign investment related laws. As a result, they are subject to PRC legal restrictions on or conditions for foreign ownership of telecommunication business. Due to these restrictions and conditions, Borqs conducts its MVNO business in China through BC-NW, its variable interest entity and the subsidiaries of BC-NW. As all the registered shareholders of BC-NW are PRC citizens and all other shareholders of the subsidiaries of BC-NW are also PRC citizens or PRC domestic enterprises, BC-NW and its subsidiaries are therefore considered as PRC domestic enterprises under PRC law. The “registered shareholders” of BC-NW refer to those shareholders who have pledged their equity interest in BC-NW to WFOE and entered into exclusive option agreements with WFOE as part of the contractual arrangements. Borqs’ contractual arrangements with BC-NW and the registered shareholders of BC-NW allow it to have the power to direct the activities of BC-NW and its subsidiaries that most significantly impact their economic performance.

There are substantial uncertainties regarding the interpretation and application of PRC laws and regulations, including, but not limited to, the laws and regulations governing the MVNO business, or the enforcement and performance of Borqs’ contractual arrangements with BC-NW. These laws and regulations may be subject to change, and their official interpretation and enforcement may involve substantial uncertainty. New laws and regulations that affect existing and proposed future businesses may also be applied retroactively.

Although Borqs believe it complies with current PRC laws and regulations, it cannot assure you that the PRC government would agree that its contractual arrangements comply with PRC licensing, registration or other regulatory requirements, with existing policies or with requirements or policies that may be adopted in the future. The PRC government has broad discretion in determining penalties for violations of laws and regulations. If the PRC government determines that Borqs do not comply with applicable law, it could revoke Borqs’ business and operating licenses, require Borqs to discontinue or restrict its operations, restrict Borqs’ right to collect revenues, block Borqs’ websites, require Borqs to restructure its operations, impose additional conditions or requirements with which Borqs may not be able to comply, impose restrictions on Borqs’ business operations or on its customers, or take other regulatory or enforcement actions against Borqs that could be harmful to its business. Any of these or similar occurrences could significantly disrupt Borqs’ business operations or restrict Borqs from conducting a substantial portion of its business operations, which could materially and adversely affect its business, financial condition and results of operations. If any of these occurrences results in Borqs’ inability to direct the activities of any of its consolidated affiliated entities that most significantly impact its economic performance, and/or its failure to receive the economic benefits from any of its consolidated affiliated entities, Borqs may not be able to consolidate such entity in its consolidated financial statements in accordance with U.S. GAAP.

Borqs operates in a rapidly evolving industry. If Borqs fails to keep up with technological developments and changing requirements of its customers, business, financial condition and results of operations may be materially and adversely affected.

The mobile industry is rapidly evolving and subject to continuous technological developments. Borqs’ success depends on its ability to keep up with these technological developments and the resulting changes in customers’ demands. There may also be changes in the industry landscape as different types of platforms compete with one another for market share. If Borqs does not adapt its Android+ software and service platform solutions to such changes in an effective and timely manner as more mobile operating system platforms become available in the future, Borqs may suffer a loss in market share. Given that we operate in a rapidly evolving industry, Borqs also needs to continuously invest significant resources in research and development in order to enhance its existing products and to respond to changes in customer preference, new challenges and industry changes in a timely and effective manner. If Borqs fails to keep up with technological developments and continue to innovate to meet the needs of its customers, Borqs’ Android+ software and service platform solutions may become less attractive to customers, which in turn may adversely affect Borqs’ reputation, competitiveness, results of operations and prospects.

Borqs faces intense competition from onshore and offshore third party software providers in the Android platform and software market, and, if Borqs is unable to compete effectively, it may lose customers and its revenues may decline.

The Android platform and software market is highly fragmented and competitive, and Borqs expects competition to persist and intensify from both existing competitors and new market entrants. Borqs believes that the principal competitive factors in its industry are reliability and efficiency, performance, product features and functionality, development complexity and time-to-market, price, support for multiple architectures and processors, interoperability with other systems, support for emerging industry and customer standards and protocols and levels of training, technical services and customer support.

Borqs’ business model is to provide a full suite of Android+ software and service platform solutions to a broad range of customers, including mobile chipset manufacturers, mobile device OEMs and mobile operators. As of the date of this proxy statement, Borqs is not aware of any significant independent competitor that provides a full range of Android platform software and service solutions as Borqs does to the range of customers it has, although Borqs has a number of competitors that provide one or several Android platform software and/or service solutions to one or more of its range of customers. See “Business — Competition.”

In addition, Borqs faces competition from companies seeking to compete with the Android platform by developing their own operating systems, such as Baidu and Alibaba in China, and major mobile device OEMs, such as Foxconn Technology Group and BYD Electronic (International) Company Limited, which are able to develop low-level software for mobile chipsets, as well as Huawei, GTE and Xiaomi.

Borqs believes that it presently competes favorably with respect to each segment identified above. However, the market for Android platform software and service solutions is still rapidly evolving, and Borqs may not be able to compete successfully against current and potential competitors in the future. In addition, some of its independent competitors are more focused on one or several particular segments of the value chain and may deliver better services in those segments than Borqs does. Furthermore, some of Borqs’ competitors may have significantly greater financial, technical, marketing, sales and other resources and significantly greater name recognition than Borqs has. If Borqs is unable to compete successfully on the principal competitive factors described above or otherwise, its business could be harmed.

As an MVNO, we face intense competition in the wireless communications market and if we cannot compete effectively our revenues, profits, cash flows and growth may be adversely affected.

The wireless communications market is extremely competitive, and competition for customers is increasing. We compete with other MVNOs such as Snail Mobile, d.Mobile and Soshare. Borqs is one of the top MVNOs in China as measured in terms of registered subscribers, and intends to expand its market share organically or by acquiring smaller MVNOs. However, Borqs continues to face intense competition from the dozens of other MVNOs and Borqs may not be able to compete successfully in the future. In addition, continued consolidation in the industry creates even large competitors, and such competitors may have greater financial, technical, personnel and marketing resources and a larger market share than Borqs, and Borqs may not be able to compete successfully against them. If Borqs is unable to compete successfully on the principal competitive factors described above or otherwise, its MVNO business could be harmed.

Borqs may undertake acquisitions, investments, joint ventures or other strategic alliances in the future, which could expose Borqs to new operational, regulatory and market risks. In addition, such undertakings may not be successful, which may adversely affect its business, results of operations, financial condition and prospects.

In connection with Borqs’ growth strategy, Borqs intends to grow both organically by expanding its current business lines and geographic coverage and through acquisitions, investments, joint ventures or other strategic alliances if the appropriate opportunities arise. These potential business plans, acquisitions, investments, joint ventures and strategic alliances may expose Borqs to new operational, regulatory and market risks, as well as risks associated with additional capital requirements. In addition, Borqs may not be able to identify suitable future acquisition or investment candidates or joint venture or alliance partners. Even if it identifies suitable candidates or partners, Borqs may be unable to complete an acquisition, investment or alliance on terms commercially acceptable to it. If Borqs fails to identify appropriate candidates or partners, or complete desired acquisitions, investments or alliances, it may not be able to implement its strategies effectively or efficiently.

In addition, Borqs’ ability to successfully integrate acquired companies and their operations may be adversely affected by a number of factors, including, among others, the ability to capitalize on anticipated synergies, diversion of resources and management’s attention, difficulties in retaining personnel of the acquired companies, unanticipated problems or legal liabilities and tax and accounting issues. If Borqs fails to integrate any acquired company efficiently, our earnings, revenues, gross margins, operating margins and business operations could be adversely affected. The integration of acquired companies is a complex, time-consuming and expensive process.

Borqs is dependent upon the Android platform and, if Google determines to no longer develop the Android platform and its further development is not taken up by reliable alternative sources, the business of Borqs could be materially harmed.

The Borqs business model is dependent upon the Android platform, which is a free and fully open source mobile software platform developed by Google. The Android platform has been updated frequently since its original release and the development of the Android platform is an ongoing process which Borqs does not control. If Google determines to no longer develop the Android platform or its further development is not taken up by reliable alternative sources, such as another third party or the open source community, demand for the Borqs Android+ software and service platform solutions could decline significantly and our revenue and financial condition could be materially harmed.

If Borqs customers move more research and development work in-house, lower demand for Borqs’ solutions could reduce its net revenues and harm its business.

Collaboration with customers is essential to the growth and profitability of the Borqs business. However, Borqs customers may elect to move more research and development work in-house, and reduce collaboration with Borqs for Android platform projects. There are many factors beyond Borqs’ control that could cause its customers to move their work in-house, such as spending reductions due to a challenging economic environment, corporate restructuring, cost control, pricing pressure and concerns regarding the protection of technology know-how, trade secrets and other intellectual property rights. If Borqs’ customers decide to change their strategy by moving more research and development work in-house, its net revenues may decline, and its business, financial condition and results of operations may be adversely affected.

Borqs’ limited operating history makes it difficult to evaluate its business, financial performance and prospects.

Borqs International was incorporated under the laws of the Cayman Islands in 2007 and has experienced rapid growth since then. This limited operating history may make it difficult to evaluate Borqs’ business, financial performance and prospects. Borqs may not have sufficient experience to address the risks frequently encountered by fast-growing companies entering new and rapidly evolving markets such as the Android platform and software market, which may increase the difficulty of evaluating its prospects. Borqs incurred a net loss in 2014 of $8.1 million, and had net income of $0.8 million in 2015 and $2.6 million in 2016. There can be no assurance that Borqs will continue to generate net income in future periods, and it may incur losses in the future. Due to Borqs’ limited operating history, its historical growth may not be indicative of its future performance and may not be able to sustain its profitability. You should consider Borqs’ prospects in light of the risks and uncertainties that fast-growing companies with a limited operating history may encounter or to which such companies may be exposed.

Most of Borqs’ engagements with customers are for a specific project only and do not provide for subsequent engagements. If Borqs is unable to generate a substantial number of new engagements for projects on a continuing basis, its business and results of operations will be adversely affected.

Borqs’ customers generally retain Borqs on project-by-project basis in connection with specific projects rather than on a recurring basis under long-term contracts. Historically, a significant portion of its net revenues has been comprised of product fees. These revenues relate to one-time research and engineering work performed for customers. For 2014, 2015 and 2016, Borqs’ net revenues from products fees were $17.2 million, $22.5 million and $14.9 million, respectively, representing 36.2%, 29.9% and 12.4% of total net revenues. Although a significant amount of its net revenues are generated from repeat business, which Borqs defines as revenues from a customer who also contributed to its revenues during the prior fiscal year, Borqs’ engagements with its customers are typically for individual projects that are often on a non-exclusive, project-by-project basis. In addition, a majority of its customer contracts from which it generates product fees can be terminated by customers with or without cause. There are many factors outside of Borqs’ control that might lead customers to terminate a contract or project with Borqs, including, among others:

•         financial difficulties for its customers;

•         business going to its competitors or remaining in-house;

•         unsuccessful launch of a product;

•         disclosure of core technology by a third party; and

•         mergers and acquisitions or significant corporate restructurings by its customers.

Furthermore, some of Borqs’ customer contracts specify that if a change of control of Borqs occurs during the term of the contract, the customer has the right to terminate the contract upon advance notice. If its customers terminate its contracts before completion or choose not to renew their contracts, Borqs’ business, financial condition and results of operations may be materially and adversely affected.

Therefore, Borqs has to continuously seek new engagements while its current engagements are being performed or are completed or terminated, and Borqs is constantly seeking to expand its business with existing customers and secure new customers. If Borqs is unable to generate a substantial number of new engagements on a continuing basis, its business and results of operations will be adversely affected.

Because of the characteristics of open source software, there are limited technology entry barriers into the Android platform and software market in which Borqs competes, and it may be relatively easy for competitors, some of which may have greater resources than Borqs has, to enter Borqs’ markets and compete with Borqs.

One of the characteristics of open source software is that anyone can modify and redistribute the existing open source software and use it to compete against Borqs. Such competition can develop without the degree of overhead and lead time required by traditional proprietary software companies. It is possible for new competitors with greater resources than Borqs to develop their own Android platform software and service solutions, potentially reducing the demand for, and putting pricing pressure on, Borqs’ Android+ software and service platform solutions. In addition, some competitors make their open source software available for free download and use on an ad hoc basis, or may position their open source software as a loss leader in order to win customers. There can be no assurance that Borqs will be able to compete successfully against current and future competitors or that competitive pressure and/or the availability of open source software will not result in price reductions, reduced operating margins and loss of market share, any of which could seriously harm its business.

Security and privacy breaches may expose Borqs to liability and harm its reputation and business.

As part of its business Borqs receives and processes information about its employees, customers and partners, and Borqs may store (or contract with third parties to store) its customers’ data. While Borqs takes security measures relating to its Android+ software and service platform solutions, specifically, and its operations, generally, those measures may not prevent security breaches that could harm its business. Advances in computer capabilities, inadequate technology or facility security measures or other factors may result in a compromise or breach of Borqs’ systems and the data we store and process. Borqs’ security measures may be breached as a result of actions by third parties or employee error or malfeasance. A party who is able to circumvent Borqs’ security measures or exploit inadequacies in its security measures, could, among other things, misappropriate proprietary information (including information about our employees, customers and partners and its customers’ information), cause the loss or disclosure of some or all of this information, cause interruptions in the operations of Borqs or its customers or expose its customers to computer viruses or other disruptions or vulnerabilities. Any compromise of Borqs’ systems or the data it stores or processes could result in a loss of confidence in the security of Borqs’ Android+ software and service platform solutions, damage its reputation, disrupt its business, lead to legal liability and adversely affect its financial condition and results of operations. A compromise of Borqs’ systems could remain undetected for an extended period of time, exacerbating the impact of that compromise. Actual or perceived vulnerabilities may lead to claims against Borqs by its customers, partners or other third parties, which could be material. While Borqs’ customer agreements typically contain provisions that seek to limit Borqs’ liability, there is no assurance these provisions will be enforceable and effective under applicable law. In addition, the cost and operational consequences of implementing further data protection measures could be significant.

Borqs is vulnerable to technology infrastructure failures, which could harm its reputation and business.

Borqs relies on our technology infrastructure for many functions, including selling its Android+ software and service platform solutions, supporting its customers and billing, collecting and making payments. Borqs also relies on its own technology infrastructure which is located on a third party site, as well as the technology infrastructure of third parties, to provide some of Borqs’ back-end services. This technology infrastructure may be vulnerable to damage or interruption from natural disasters, power loss, telecommunication failures, terrorist attacks, computer intrusions and viruses, software errors, computer denial-of-service attacks and other events. A significant number of the systems making up this infrastructure are not redundant, and Borqs’ disaster recovery planning is not sufficient for every eventuality. This technology infrastructure is also subject to break-ins, sabotage and intentional acts of vandalism by internal employees, contractors and third parties. Despite any precautions Borqs or its third‑party partners may take, such problems could result in, among other consequences, interruptions in our services and loss of data, which could harm Borqs’ reputation, business and financial condition. Borqs does not carry business interruption insurance sufficient to protect it from all losses that may result from interruptions in its services as a result of technology infrastructure failures or to cover all contingencies. Any interruption in the availability of Borqs’ websites and on-line interactions with customers and partners would create a large volume of questions and complaints that would need to be addressed by its support personnel. If Borqs’ support personnel cannot meet this demand, customer and partner satisfaction levels may fall, which in turn could cause additional claims, reduced revenue, reputation damage or loss of customers.

Borqs may not be able to continue to use or adequately protect its intellectual property rights, which could harm its business reputation and competitive position.

Although Android is an open source mobile software platform for mobile devices, Borqs is not required to share the source code for its Android software, which Borqs has invested significant resources to develop. Accordingly, Borqs believes that patents, trademarks, trade secrets, copyright, software registration and other intellectual property it uses are important to its business. Borqs relies on a combination of patent, trademark, copyright, software registration and trade secret protection laws in China and other jurisdictions, as well as confidentiality procedures and contractual provisions to protect its intellectual property and brand name. Any failure by Borqs to maintain or protect its intellectual property rights, including any unauthorized use of its intellectual property by third parties or use of “Borqs” as a company name to conduct software or services business, may adversely affect Borqs current and future revenues and its reputation.

In addition, the validity, enforceability and scope of protection available under intellectual property laws with respect to the mobile and Internet industries in China, where a significant part of Borqs’ business and operations are located, are uncertain and still evolving. Implementation and enforcement of PRC intellectual property‑related laws have historically been deficient, ineffective and hampered by corruption and local protectionism. Accordingly, protection of intellectual property rights in China may not be as effective as in the United States or other countries. Furthermore, policing unauthorized use of proprietary technology is difficult and expensive, and Borqs may need to resort to litigation to enforce or defend patents issued to Borqs or to determine the enforceability, scope and validity of its proprietary rights or those of others. Such litigation and an adverse determination in any such litigation, if any, could result in substantial costs and diversion of resources and management attention, which could harm its business and competitive position.

Borqs also may be required to enter into license agreements with certain third parties to use their intellectual property for its business operations. If such third parties fail to perform under these license agreements or if the agreements are terminated for any reason, its business and results of operations may be negatively impacted. Furthermore, if Borqs is deemed to be using third parties’ intellectual property without due authorization, Borqs may become subject to legal proceedings or sanctions, which may be time-consuming and costly to defend, divert management attention and resources or require us to enter into licensing agreements, which may not be available on commercial terms, or at all.

The international nature of Borqs’ business exposes it to risks that could adversely affect its financial condition and results of operations.

Borqs conducts its business throughout the world in multiple locations. Borqs’ corporate structure also spans multiple jurisdictions, with its parent holding company incorporated in the Cayman Islands and intermediate and operating subsidiaries incorporated in China, Hong Kong, India, Brazil, Japan and South Korea. In addition, one of Borqs’ growth strategies is to further expand its business in Europe and into the United States. As a result, Borqs is exposed to risks typically associated with conducting business internationally, many of which are beyond its control. These risks include, among others:

•         significant currency fluctuations between the Renminbi and the U.S. dollar and other currencies in which Borqs transacts business;

•         difficulty in identifying appropriate mobile chipset manufacturers, mobile device OEMs, mobile operators and/or joint venture partners, and establishing and maintaining good relationships with them;

•         legal uncertainty owing to the overlap and inconsistencies of different legal regimes, problems in asserting contractual or other rights across international borders and the burden and expense of complying with the laws and regulations of various jurisdictions;

•         potentially adverse tax consequences, such as scrutiny of transfer pricing arrangements by authorities in the countries in which Borqs operates;

•         adverse effect of inflation and increase in labor costs;

•         current and future tariffs and other trade barriers, including restrictions on technology and data transfers;

•         general global economic downturn;

•         unexpected changes in political environment and regulatory requirements; and

•         terrorist attacks and other acts of violence or war.

The occurrence of any of these events could have a material adverse effect on Borqs results of operations and financial condition.

Furthermore, Borqs is in the process of implementing policies and procedures designed to facilitate compliance with laws and regulations in various jurisdictions applicable to Borqs, but there can be no assurance that Borqs employees, contractors or agents will not violate such laws and regulations or its policies. Any such violations could, individually or in the aggregate, materially and adversely affect Borqs’ financial condition and operating results.

Borqs may not be able to manage its anticipated growth and its current and planned resources may not be adequate to support its expanding operations; consequently, Borqs’ business, results of operations and prospects may be materially and adversely affected.

Borqs has experienced rapid growth since it commenced operations in 2007. Borqs’ rapid expansion may expose it to new challenges and risks. To manage the further expansion of its business and the growth of its operations and personnel, Borqs needs to continuously expand and enhance its infrastructure and technology, and improve its operational and financial systems and procedures and controls. For example, Borqs currently manages all of its human resources functions manually and expect that Borqs will need to upgrade its current system as it continues to increase its headcount. Borqs also needs to expand, train and manage its growing employee base. In addition, Borqs management will be required to obtain, maintain or expand relationships with mobile chipset manufacturers, mobile device OEMs and mobile operators, as well as other third‑party business partners. Borqs cannot assure you that its current and planned personnel, infrastructure, systems, procedures and controls will be adequate to support our expanding operations. If we fail to manage Borqs’ expansion effectively, its business, results of operations and prospects may be materially and adversely affected.

Due to intense competition for highly skilled personnel, Borqs may fail to attract and retain qualified personnel to support its research and development operations; as a result, its ability to bid for and obtain new projects may be adversely affected and its net revenues could decline.

The mobile industry relies on the talents and efforts of highly skilled personnel, and Borqs’ success depends to a significant extent on its ability to recruit, train, develop, retain and motivate qualified personnel for all areas of its organization. The mobile industry in China has experienced significant levels of employee attrition. Borqs’ attrition rates were 19% in 2014, 18% in 2015, and 12% in 2016. Borqs may encounter higher attrition rates in the future, particularly if the mobile industry continues to experience strong growth.

Competition in Borqs’ industry for qualified employees, especially technical employees, is intense, and its competitors directly target its employees from time to time. Borqs has also experienced employees leaving Borqs to start competing businesses or to join the in-house research and development teams of Borqs’ customers. The loss of the technical knowledge and industry expertise of any of these individuals could seriously impede Borqs’ success. Moreover, the loss of these individuals, particularly to a competitor, some of which are in a position to offer greater compensation, and any resulting loss of customers or trade secrets and technological expertise could further lead to a reduction in Borqs’ market share and adversely affect its business. If Borqs is required to increase the compensation payable to its qualified employees to compete with certain competitors with greater resources than Borqs has or to discourage employees from leaving Borqs to start competing businesses, its operating expenses will increase which, in turn, will adversely affect its results or operations.

Borqs’ success depends substantially on the continuing efforts of its senior executives and other key personnel, and its business may be severely disrupted if Borqs loses their services.

Borqs’ future success heavily depends upon the continued services of its senior executives and other key employees. In particular, we rely on the expertise, experience, customer relationships and reputation of Pat Chan, Borqs’ founder, chairman and chief executive officer. Borqs currently does not maintain key man life insurance for any of the senior members of its management team or other key employees. If one or more of its senior executives or key employees are unable or unwilling to continue in their present positions, it could disrupt Borqs’ business operations, and Borqs may not be able to replace them easily or at all. In addition, competition for senior executives and key employees in Borqs’ industry is intense, and Borqs may be unable to retain its senior executives and key employees or attract and retain new senior executive and key employees in the future, in which case its business may be severely disrupted, and its financial condition and results of operations may be materially and adversely affected.

If any of Borqs’ senior executives or key employees joins a competitor or forms a competing company, it may lose customers, know-how and other key employees and staff members to them. Also, if any of Borqs’ business development managers, who generally keep a close relationship with its customers, joins a competitor or forms a competing company, Borqs may lose customers, and its net revenues may be materially and adversely affected. Additionally, there could be unauthorized disclosure or use of Borqs’ technical knowledge, practices or procedures by such employees. All of its executives and key employees have entered into employment agreements with us that contain non-competition provisions, non-solicitation and nondisclosure covenants. However, if any dispute arises between Borqs executive officers or key employees and us, such non-competition, non-solicitation and nondisclosure provisions might not provide effective protection to Borqs, especially in China, where most of these executive officers and key employees reside, in light of the uncertainties with China’s legal system. See “Risk Factors—Risks Related to Doing Business in China—Uncertainties with respect to the PRC legal system could harm Borqs.”

A significant majority of Borqs’ outstanding ordinary shares are held by a small number of shareholders, which may have significantly greater influence on Borqs after the Business Combination due to the size of their shareholdings relative to public shareholders.

After the completion of this Business Combination, Asset Horizon International Limited, Keytone Ventures, L.P., Norwest Venture Partners X, L.P., GSR Ventures II, L.P. and its affiliates, and Intel Capital Corporation will beneficially own approximately 12.2%, 11.2%, 12.3%, 9.7% and 13.9%, respectively, of the outstanding ordinary shares of the combined company, assuming redemption of 2,796,929 shares by Pacific shareholders. Alternatively, if there are no redemptions, after the completion of this Business Combination, Asset Horizon International Limited, Keytone Ventures, L.P., Norwest Venture Partners X, L.P., GSR Ventures II, L.P. and its affiliates, and Intel Capital Corporation will beneficially own approximately 11.1%, 10.2%, 11.2%, 8.8% and 12.5%, respectively, of the outstanding ordinary shares of the combined company. These major shareholders will continue to have significant influence in determining the outcome of any corporate transactions or other matters submitted to Borqs shareholders for approval, including mergers, consolidations and schemes of arrangement, election and removal of directors and other significant corporate actions. They may not act in the best interests of Borqs or its minority shareholders. In addition, without the consent of these major shareholders, Borqs could be prevented from entering into transactions that could be beneficial to it. This concentration of ownership may also discourage, delay or prevent a change in control of Borqs, which could deprive its shareholders of an opportunity to receive a premium for their shares as part of a sale of its company and might reduce the price of Borqs ordinary shares. These actions may be taken even if they are opposed by Borqs’ other shareholders.

In the course of preparing its consolidated financial statements, Borqs identified material weaknesses, significant deficiencies and other deficiencies in its internal control over financial reporting. If Borqs fails to maintain effective internal control over financial reporting, it may not be able to accurately and timely report its financial results or prevent fraud, and investor confidence and the market price of its ordinary shares may be adversely impacted.

Upon the completion of this Business Combination, Borqs will become a public company in the United States that will be subject to the Sarbanes‑Oxley Act. Section 404 will require that the combined company include a report of management on Borqs’ internal control over financial reporting in the combined company’s 2017 annual report on Form 10-K or Form 20-F. In addition, its independent registered public accounting firm must report on the effectiveness of its internal control over financial reporting following the date on which Borqs ceases to qualify as an emerging growth company. Borqs could be an emerging growth company for up to five full fiscal years following the date of Pacific’s initial public offering, although circumstances could cause Borqs to lose that status earlier, including if the market value of its ordinary shares held by non-affiliates exceeds $700 million as of any June 30 before that time, in which case Borqs would no longer be an emerging growth company as of the following December 31.

Prior to the Business Combination, Borqs has been a private company with limited accounting personnel and other resources with which to address its internal controls and procedures for financial reporting. Borqs identified material weaknesses, significant deficiencies and other deficiencies in its internal control over financial reporting, and is in the process of implementing remedial steps to improve its internal control over financial reporting. If Borqs fails to timely achieve and maintain the adequacy of its internal controls, it may not be able to conclude that it has effective internal control over financial reporting. Moreover, effective internal control over financial reporting is necessary for Borqs to produce reliable financial reports and is important to help prevent fraud. If Borqs fails to maintain effective internal control over financial reporting, investors could lost confidence in the reliability of its financial statements, which could harm its business and the trading price of its ordinary shares. In addition, Borqs anticipates that it will incur considerable costs and devote significant management time and efforts and other resources to its efforts to maintain effective internal control over financial reporting.

Borqs is subject to, and therefore may be exposed to liability risk under, various anti-corruption and anti-bribery laws, including the U.S. Foreign Corrupt Practices Act, the U.K. Bribery Act, and PRC and Indian anti-corruption and anti-bribery laws; any determination that it violated such laws could damage its business and reputation, limit its ability to bid for certain business opportunities, and subject us to significant criminal and civil penalties, civil litigation (such as shareholder derivative suits), and commercial liabilities.

Borqs is subject to anti-corruption and anti-bribery laws in the United States, United Kingdom, China, and India that prohibit certain improper payments made directly or indirectly to government departments, agencies, and instrumentalities; officials of those government departments, agencies, and instrumentalities; political parties and their officials; candidates for political office; officials of public international organizations; persons acting on behalf of the foregoing; and commercial counterparties. These laws include the U.S. Foreign Corrupt Practices Act, the U.K. Bribery Act 2010, the PRC Criminal Law, the PRC Anti-Unfair Competition Law, the Indian Prevention of Corruption Act 1988, the Indian Penal Code and anti-corruption laws in various Indian states.

Borqs is engaged in business in a number of countries that are regarded as posing significant risks of corruption. Of particular note, Borqs conducts operations, have agreements with state‑controlled enterprises and other third parties and make sales in the PRC, and Borqs has research and development activities in India, each of which may be exposed to corruption risk. It is Borqs’ policy to implement safeguards and procedures to prohibit these practices by its employees, officers, directors, or by third parties acting on its behalf. However, Borqs cannot rule out the risk that any of our employees, officers, directors, or third parties acting on our behalf may engage in breaches of its policies or anti-corruption laws, for which Borqs might be held responsible.

Allegations of violations of these anti-corruption and anti-bribery laws, and investigation into such allegations, could negatively affect our reputation, business, operating results, and financial condition. The violation of these laws may result in substantial monetary and even criminal sanctions, follow-on civil litigation (such as shareholder derivative suits), and monitoring of Borqs’ compliance program by the United States or other governments, each of which could negatively affect Borqs’ reputation, business, operating results, and financial condition. In addition, the United States or other governments may seek to hold Borqs liable for violations of these laws committed by companies in which it invests or that it acquires.

Risks Relating to Pacific and the Business Combination

Following the consummation of the Business Combination, our only significant asset will be ownership of 100% of Borqs International capital stock.

Following the consummation of the Business Combination, we will have no direct operations and no significant assets other than the ownership of 100% of the issued and outstanding shares in the capital of Borqs International after we contribute to Borqs any remaining funds in the trust account (after redemptions). We will depend on Borqs for distributions, loans and other payments to generate the funds necessary to meet our financial obligations, including our expenses as a publicly traded company, and to pay any dividends with respect to our ordinary shares. Legal restrictions, as well as the financial condition and operating requirements of Borqs, may limit our ability to obtain cash from Borqs. Any future dividend payments are within the absolute discretion of our board of directors and will depend on, among other things, our results of operations, working capital requirements, capital expenditure requirements, financial condition, level of indebtedness, contractual restrictions with respect to payment of dividends, business opportunities, anticipated cash needs, provisions of applicable law and other factors that our board of directors may deem relevant.

Compliance with rules and requirements applicable to public companies increases administrative costs, and any failure to comply with such rules and requirements could negatively affect investor confidence in us and cause the market price of our ordinary shares to decline.

As a public company, we incur significant legal, accounting and other expenses that Borqs International did not incur as a private company prior to the Business Combination. In addition, the Sarbanes‑Oxley Act, as well as rules and regulations implemented by the SEC and NASDAQ, have required significant additional corporate governance practices to be implemented by public companies. Despite reforms made possible by the Jumpstart Our Business Startups Act of 2012, compliance with these rules and regulations will nonetheless increase our legal and financial compliance costs, make some activities more difficult, time-consuming or costly and increase demand on our systems and resources, particularly after we are no longer an “emerging growth company.” We expect these rules and regulations to increase our legal, accounting and financial compliance costs significantly and to make certain corporate activities more time consuming and costly. Complying with these rules and requirements may be especially difficult and costly for the combined company because it may have difficulty hiring sufficient personnel in China with experience and expertise relating to U.S. GAAP and U.S. public company reporting requirements. If it cannot employ sufficient personnel to ensure compliance with these rules and regulations, it may need to rely more on outside legal, accounting and financial experts, which would be very costly. In addition, it will incur additional costs associated with our public company reporting requirements. We cannot predict or estimate the amount of additional costs we may incur or the timing of such costs but expect that these additional costs could be up to a few million U.S. dollars annually. If the combined company fail to comply with these rules and requirements, or are perceived to have weaknesses with respect to its compliance, it could become the subject of a governmental enforcement action, investor confidence could be negatively impacted and the market price of the combined company’s ordinary shares could decline.

In the past, shareholders of a public company have brought securities class action suits against the company following periods of instability in the market price of that company’s securities. If the combined company was involved in a class action suit, it could divert a significant amount of its management’s attention and other resources from our business operations, which could harm its results of operations and require the combined company to incur significant expenses to defend the suit. Any such class action suit, whether or not successful, could harm the combined company’s reputation and restrict our ability to raise capital in the future. In addition, if a claim is successfully made against the combined company, it may be required to pay significant damages, which could have a material adverse effect on our financial condition and results of operations.

We may not be able to timely and effectively implement controls and procedures required by Section 404 of the Sarbanes-Oxley Act of 2002.

We are required to establish and maintain internal control over financial reporting and disclosure controls and procedures and to comply with other requirements of the Sarbanes-Oxley Act and the rules promulgated by the SEC. The standards required for a public company under Section 404 of the Sarbanes-Oxley Act of 2002 are significantly more stringent than those required of Borqs International as a privately-held company. Management may not be able to effectively and timely implement controls and procedures that adequately respond to the regulatory compliance and reporting requirements that will be applicable to the combined company after the Business Combination. If the combined company is not able to implement the additional requirements of Section 404 in a timely manner or with adequate compliance, it may not be able to assess whether our internal controls are effective, which may subject it to adverse regulatory consequences and could harm investor confidence and the market price of its ordinary shares.

If we fail to establish and maintain an effective system of internal controls, we may not be able to report our financial results accurately. Any inability to report and file our financial results accurately and timely could harm our business and adversely affect the trading price of our common stock.

We are required to establish and maintain internal control over financial reporting and disclosure controls and procedures and to comply with other requirements of the Sarbanes-Oxley Act and the rules promulgated by the SEC. At present, we have instituted internal controls, but, as discussed in the section entitled “Pacific Management’s Discussion and Analysis of Financial Condition and Results of Operations — Controls and Procedures,” we are in the process of correcting certain material weaknesses in our internal controls. Our management cannot guarantee that our internal controls and disclosure controls and procedures will prevent all possible errors. Because of the inherent limitations in all control systems, no system of controls can provide absolute assurance that all control issues and instances of fraud, if any, within a company have been detected. These inherent limitations include the possibility that judgments in decision-making can be faulty and subject to simple error or mistake. Furthermore, controls can be circumvented by individual acts of some persons, by collusion of two or more persons, or by management override of the controls. The design of any system of controls is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions. Over time, a control may become inadequate because of changes in conditions or the degree of compliance with policies or procedures may deteriorate. Because of inherent limitations in a cost-effective control system, misstatements due to error or fraud may occur and may not be detected.

Subsequent to the consummation of the Business Combination, the combined company may be required to take writedowns or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and share price, which could cause you to lose some or all of your investment.

Although we have conducted due diligence on Borqs, we cannot assure you that this diligence revealed all material issues that may be present in Borqs’ business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of our and Borqs’ control will not later arise. As a result, the combined company may be forced to later write down or write-off assets, restructure its operations, or incur impairment or other charges that could result in losses. Even if our due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with our preliminary risk analysis. Even though these charges may be non-cash items and not have an immediate impact on our liquidity, the fact that we report charges of this nature could contribute to negative market perceptions about the combined company or its securities. In addition, charges of this nature may cause us to be unable to obtain future financing on favorable terms or at all.

Our initial shareholders have agreed to vote in favor of our initial business combination, regardless of how our public shareholders vote.

Unlike many other blank check companies in which the founders agree to vote their founder shares in accordance with the majority of the votes cast by the public shareholders in connection with an initial business combination, our initial shareholders have agreed to vote any Pacific ordinary shares owned by them in favor of our initial business combination. As of the date hereof, our initial shareholders and affiliates own shares equal to 27.4% of our issued and outstanding ordinary shares. As a result, if only the minimum quorum is present, our Sponsor and other initial shareholders would have sufficient votes to approve the proposals described herein. If holders of 100% of our ordinary shares are present in person or presented by proxy at the Meeting, we would need only an additional 1,597,520 Pacific ordinary shares, or 22.6% of our issued and outstanding ordinary shares, to be voted by our public shareholders in favor of the proposals described in the accompanying proxy statement in order to have such transactions approved (assuming no additional ordinary shares are purchased by our initial shareholders on the market or in private transactions). Accordingly, it is more likely that the necessary shareholder approval will be received for the Business Combination than would be the case if our initial shareholders agreed to vote any Pacific ordinary shares owned by them in accordance with the majority of the votes cast by our public shareholders.

We will incur significant transaction and transition costs in connection with the Business Combination. If we fail to consummate the Business Combination, we may not have sufficient cash available to pay those costs.

We expect to incur significant, non-recurring costs in connection with consummating the Business Combination. Some of these costs are payable regardless of whether the Business Combination is completed. Pacific’s transaction expenses as a result of the Business Combination are currently estimated at approximately $7.1 million (or $5.3 million in the case of maximum redemptions), which is comprised of (i) approximately $1.75 million payable to EarlyBird Capital for advisory services in connection with the Business Combination; (ii) an estimated $4.7 million (or $2.9 million in the case of maximum redemptions) in other financial advisory and legal fees and expenses; and (iii) approximately $0.6 million relating to other fees and expenses incurred relating to the Business Combination, including expenses incurred in connection with the filing, printing and mailing of this proxy statement and the solicitation of the approval of our shareholders, and all filing and other fees paid to the SEC. If Pacific and Borqs do not consummate the Business Combination, each party will be required to pay its own fees and expenses, and Pacific will likely not have sufficient cash available to pay its fees and expenses unless and until it completes a subsequent business combination transaction. Going forward, the combined company will incur transition costs and costs relating to operating as a public company.

The unaudited pro forma financial information included in this document may not be indicative of what our actual financial position or results of operations would have been.

The unaudited pro forma financial information in this proxy statement is presented for illustrative purposes only and is not necessarily indicative of what our actual financial position or results of operations would have been had the Business Combination been completed on the dates indicated. See the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” for more information.

Pacific will only have limited protection under the indemnification provisions in the event that any of the representations and warranties made by Borqs International in the Merger Agreement ultimately proves to be inaccurate or incorrect or there is a breach of pre-closing covenants by Borqs International.

The representations and warranties made by Borqs International to Pacific in the Merger Agreement will survive for a period of 18 months after the closing of the Business Combination. As a result, after the expiration of such period, Pacific and its shareholders will not have the protection of any indemnification if any representation or warranty made by Borqs International in the Merger Agreement proves to be inaccurate or incorrect or there is a breach of pre-closing covenants by Borqs International. Accordingly, to the extent such representations or warranties are incorrect or there is a breach of pre-closing covenants by Borqs International, Pacific would have limited indemnification claims with respect thereto and its financial condition or results of operations could be adversely affected. Pacific’s indemnification is limited to the Escrow Shares and earnings on such shares while held in escrow. Since the Escrow Shares (and related dividends and earnings) serve as the sole source for indemnity, if the business underperforms due to factors that constituted a breach of Borqs International’s representations and warranties or pre-closing covenants, once the Escrow

Shares (and related dividends and earnings) are forfeited, they will no longer provide a remedy for indemnification claims for such breaches since they may have already been forfeited.

We may waive one or more of the conditions to the Business Combination.

We may agree to waive, in whole or in part, some of the conditions to our obligations to complete the Business Combination, to the extent permitted by our charter and applicable laws. For example, it is a condition to our obligations to close the Business Combination that Borqs’ representations and warranties are true and correct in all respects as of the closing date, except for such inaccuracies that, individually or in the aggregate, would not result in a Material Adverse Effect (as defined in the Merger Agreement), and that we have at least $24,000,000 in available cash as of the Closing of the Business Combination and following any redemptions. However, if our board of directors determines that it is in the shareholders’ best interest to waive any such breach, then the board may elect to waive that condition and close the Business Combination. We are not able to waive the condition that our shareholders approve the Business Combination.

Even if we consummate the Business Combination, there is no guarantee that the public warrants will ever be in the money, and they may expire worthless and the terms of our warrants may be amended.

The exercise price for our warrants is $12.00 per whole share, subject to adjustment. Warrants may be exercised only for a whole number of Pacific’s ordinary shares. No fractional shares will be issued upon exercise of the warrants. There is no guarantee that the public warrants will ever be in the money prior to their expiration, and they may expire worthless.

In addition, the warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least a majority of the then outstanding public warrants to make any change that adversely affects the interests of the registered holders. Accordingly, we may amend the terms of the warrants in a manner adverse to a holder if holders of at least a majority of the then outstanding public warrants approve of such amendment. Examples of such amendments could be amendments to, among other things, increase the exercise price of the warrants, shorten the exercise period or decrease the number of ordinary shares purchasable upon exercise of a warrant.

Our Sponsor, directors and officers have a conflict of interest in determining to pursue the acquisition of Borqs, since certain of their interests, and certain interests of their affiliates and associates, are different from or in addition to (and which may conflict with) the interests of our shareholders.

Our initial shareholders, including our Sponsor and our officers and directors, have interests in and arising from the Business Combination that are different from or in addition to (and which may conflict with) the interests of our public shareholders, which may result in a conflict of interest. These interests include:

•         the fact that our Sponsor and our independent directors paid an aggregate of approximately $5.0 million for their founder shares and private units and such securities should have a significantly higher value at the time of the Business Combination;

•         our Sponsor has loaned Pacific $500,000 pursuant to a note, which becomes due on the date on which Pacific consummates a business combination. All of the $500,000 is convertible, in whole or in part, at the payee’s election, upon the consummation of the Business Combination, into units, at a price of $10.00 per unit. These units will be identical to the private units issued in a private placement in connection Pacific’s IPO;

•         certain members of the Company’s management have advanced the Company an aggregate of $229,061, which is non-interest bearing and becomes due on the date on which the Company consummates a business combination;

•         our Sponsor has agreed to loan the Company approximately $153,000 for each calendar month following April 20, 2017 that is needed by Pacific to complete the Business Combination or another business combination from April 20, 2017 until the Extended Termination Date. Such loan will not bear interest and does not become due until the consummation of the Business Combination;

•         our Sponsor has agreed to purchase up to $24.0 million of Pacific ordinary shares (or potentially more, at Sponsor’s sole election) as part of the Backstop Commitment in order to ensure that there is at least $24.0 million in cash available in the Company immediately following the Business Combination. In connection with such Backstop Commitment, the Sponsor may receive up to 2,352,285 additional ordinary shares if the combined entity fails to meet certain earnout requirements;

•         pursuant to the Merger Agreement, our Sponsor guaranteed the payment of a $5.0 million termination fee by Pacific under certain circumstances;

•         if Pacific is unable to complete a business combination within the required time period, Jian Tu, our Chairman, will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Pacific for services rendered or contracted for or products sold to Pacific, but only if such a vendor or target business has not executed a waiver of claims against the trust account and except as to any claims under our indemnity of the underwriter in our IPO. To date, with the exception of EarlyBird Capital and Marcum LLP, each of Pacific’s vendors has agreed that it will not have any right, title, interest or claim of any kind in or to any monies in our trust account, and will not make any claim against our trust account (including any distributions therefrom); and

•         the continued indemnification of current directors and officers of the combined company and the continuation of directors’ and officers’ liability insurance after the Business Combination.

These interests may influence our directors in making their recommendation that you vote in favor of the Business Combination Proposal, and the transactions contemplated thereby.

Concentration of ownership after the Business Combination may have the effect of delaying or preventing a change in control.

Following completion of the Business Combination and if there are no redemptions, and assuming the issuance of 25,979,038 Merger Consideration Shares, Borqs shareholders will obtain an ownership interest of 68.8% of the combined company (or 75.3%, in the event of maximum share redemptions). These ownership percentages with respect to Pacific following the Business Combination assuming (i) that, based on the unaudited pro forma financial statements included in this proxy statement, the adjusted equity valuation is $270,182,000 as of the closing, (iii) the issuance of 2,352,285 Earnout Shares to the Sponsor, and (iv) the automatic conversion of 6,281,875 Pacific rights into ordinary shares at the closing of the Business Combination; they do not take into account: (i) any warrants, options, convertible debt or other convertible securities issued and outstanding as of the date hereof (see the section entitled “Summary Term Sheet” for a discussion of all Pacific securities that are currently outstanding); (ii) any valuation adjustments to the number of Merger Consideration Shares that will be issued to the Sellers; (iii) the issuance of 1,493,869 Merger Consideration Shares which could potentially be Net Income Shares to be issued to Sellers but held in escrow and subject to forfeiture; (iv) any Assumed Options and Replacement Warrants to be issued following the Business Combination; (v) any shares to be reserved for issuance pursuant to the Incentive Plan which is being submitted to our shareholders for approval; or (vi) any shares that may be purchased in connection with the Backstop Commitment. If the actual facts are different than these assumptions, the percentage ownership obtained by the Borqs shareholders may be different. As a result, the Borqs shareholders will, in all likelihood, have the ability to determine the outcome of corporate actions of the combined company requiring shareholder approval. This concentration of ownership may have the effect of delaying or preventing a change in control and might adversely affect the market price of our ordinary shares.

Our ability to successfully effect the Business Combination and successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel, including the key personnel of Borqs, all of whom we expect to stay with Borqs following the Business Combination. The loss of such key personnel could negatively impact the operations and profitability of the post-combination business.

Our ability to successfully effect the Business Combination and successfully operate the business is dependent upon the efforts of certain key personnel, including the key personnel of Borqs. Although we expect all of such key personnel to remain with Borqs following the Business Combination, it is possible that we will lose some key personnel, the loss of which could negatively impact the operations and profitability of our post-combination business. Furthermore, while we have scrutinized individuals we intend to engage to stay with Borqs following the Business Combination, our assessment of these individuals may not prove to be correct. These individuals may be unfamiliar with the requirements of operating a company regulated by the SEC, which could cause us to have to expend time and resources helping them become familiar with such requirements.

A market for our securities may not continue, which would adversely affect the liquidity and price of our securities.

Following the Business Combination, the price of our securities may fluctuate significantly due to the market’s reaction to the Business Combination and general market and economic conditions. An active trading market for our securities following the Business Combination may never develop or, if developed, it may not be sustained. In addition, the price of our securities after the Business Combination can vary due to general economic conditions and forecasts, our general business condition and the release of our financial reports. Additionally, if our securities are not listed on, or become delisted from, the Nasdaq Capital Market for any reason, and are quoted on the OTC Bulletin Board, an inter-dealer automated quotation system for equity securities that is not a national securities exchange, the liquidity and price of our securities may be more limited than if we were quoted or listed on the Nasdaq Capital Market or another national securities exchange. You may be unable to sell your securities unless a market can be established or sustained.

Although we expect our ordinary shares and warrants will remain listed on Nasdaq after the Business Combination, there can be no assurance that our ordinary shares and warrants will continue to be so listed or, if listed, that will be able to comply with the continued listing standards of Nasdaq.

After the closing of the Business Combination, the combined company intends to apply to continue listing its ordinary shares and warrants on the Nasdaq Capital Market. To continue this listing, the combined company will be required to demonstrate compliance with Nasdaq’s initial listing standards, which are more rigorous than Nasdaq’s continued listing requirements. For instance, it must maintain a minimum number of holders (300 round-lot holders). We cannot assure you that the combined company will be able to meet those initial listing standards at that time.

If, after the Business Combination, the Nasdaq Capital Market delists the combined company’s ordinary shares or warrants from trading on its exchange due to its failure to meet the Nasdaq Capital Market’s initial and/or continued listing standards, the combined company and its securityholders could face significant material adverse consequences including:

•         a limited availability of market quotations for its securities;

•         a determination that its ordinary shares are a “penny stock,” which will require brokers trading in its ordinary shares to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for its ordinary shares;

•         a limited amount of analyst coverage; and

•         a decreased ability to issue additional securities or obtain additional financing in the future.

If the Business Combination’s benefits do not meet the expectations of investors, shareholders or financial analysts, the market price of our securities may decline.

If the benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of Pacific’s securities prior to the closing of the Business Combination may decline. The market values of our securities at the time of the Business Combination may vary significantly from their prices on the date the Merger Agreement was executed, the date of this proxy statement, or the date on which our shareholders vote on the Business Combination.

In addition, following the Business Combination, fluctuations in the price of our securities could contribute to the loss of all or part of your investment. Prior to the Business Combination, there has not been a public market for Borqs’ stock and trading in the Pacific ordinary shares has not been active. Accordingly, the valuation ascribed to Borqs and our ordinary shares in the Business Combination may not be indicative of the price that will prevail in the trading market following the Business Combination. If an active market for our securities develops and continues, the trading price of our securities following the Business Combination could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond our control. Any of the factors listed below could have a material adverse effect on your investment in our securities and our securities may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of our securities may not recover and may experience a further decline.

Factors affecting the trading price of the combined company’s securities following the Business Combination may include:

•         actual or anticipated fluctuations in our quarterly financial results or the quarterly financial results of companies perceived to be similar to us;

•         changes in the market’s expectations about our operating results;

•         success of competitors;

•         our operating results failing to meet the expectation of securities analysts or investors in a particular period;

•         changes in financial estimates and recommendations by securities analysts concerning the combined company or the IoT market in general;

•         operating and stock price performance of other companies that investors deem comparable to the combined company;

•         our ability to market new and enhanced services on a timely basis;

•         changes in laws and regulations affecting our business;

•         commencement of, or involvement in, litigation involving the combined company;

•         the combined company’s ability to access the capital markets as needed;

•         changes in the combined company’s capital structure, such as future issuances of securities or the incurrence of additional debt;

•         the volume of ordinary shares available for public sale;

•         any major change in our board or management;

•         sales of substantial amounts of ordinary shares by our directors, executive officers or significant shareholders or the perception that such sales could occur; and

•         general economic and political conditions such as recessions, interest rates, fuel prices, international currency fluctuations and acts of war or terrorism.

Broad market and industry factors may materially harm the market price of our securities irrespective of our operating performance. The stock market in general, and the Nasdaq Capital Market in particular, have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of our securities, may not be predictable. A loss of investor confidence in the market for retail stocks or the stocks of other companies which investors perceive to be similar to the combined company could depress our stock price regardless of our business, prospects, financial conditions or results of operations. A decline in the market price of our securities also could adversely affect our ability to issue additional securities and our ability to obtain additional financing in the future.

Following the Business Combination, the combined company’s business and share and warrant prices may suffer as a result of its lack of public company operating experience and if securities or industry analysts do not publish or cease publishing research or reports about the combined company, its business, or its market, or if they change their recommendations regarding our ordinary shares adversely, the price and trading volume of our ordinary shares and warrants could decline.

Prior to the completion of the Business Combination, Borqs International has been a privately-held company. The combined company’s lack of public company operating experience for Borqs may make it difficult to forecast and evaluate its future prospects. If the combined company is unable to execute its business strategy, either as a result of its inability to manage effectively its business in a public company environment or for any other reason, the combined company’s business, prospects, financial condition and operating results may be harmed.

The trading market for the combined company’s ordinary shares and warrants will be influenced by the research and reports that industry or securities analysts may publish about the combined company, its business, its market, or its competitors. Securities and industry analysts do not currently, and may never, publish research on the combined company. If no securities or industry analysts commence coverage of the combined company, the combined company’s share and warrant prices and trading volume would likely be negatively impacted. If any of the analysts who may cover the combined company change their recommendation regarding its shares adversely, or provide more favorable relative recommendations about its competitors, the price of its ordinary shares and warrants would likely decline. If any analyst who may cover the combined company were to cease coverage of the combined company or fail to regularly publish reports on it, the combined company could lose visibility in the financial markets, which could cause its share and warrant prices or trading volume to decline.

We have not registered our ordinary shares issuable upon exercise of the public warrants under the Securities Act or state securities laws at this time, and such registration may not be in place when an investor desires to exercise such warrants, thus precluding such investor from being able to exercise its warrants and causing such warrants to expire worthless.

We have not registered the public shares issuable upon exercise of the public warrants under the Securities Act or any state securities laws at this time. We have agreed to use our best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the ordinary shares issuable upon exercise of the public warrants as soon as practicable after the closing of the Business Combination and cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the warrants. Beginning the 91st day following the closing of the Business Combination and until such time as the shares issuable upon exercise of public warrants are registered under the Securities Act, we will be required to permit holders to exercise their public warrants on a cashless basis under certain circumstances specified in the warrant agreement. However, no public warrant will be exercisable for cash or on a cashless basis, and we will not be obligated to issue any shares to holders seeking to exercise such warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder, unless an exemption is available. In no event will we be required to issue cash, securities or other compensation in exchange for the public warrants in the event that we are unable to register or qualify the shares underlying the public warrants under the Securities Act or applicable state securities laws. If the issuance of the shares upon exercise of the public warrants is not so registered or qualified, the holder of such warrant shall not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In such event, holders who acquired their public warrants as part of a purchase of units will have paid the full unit purchase price solely for the ordinary shares and rights included in the units.

The future exercise of registration rights may adversely affect the market price of the combined company’s ordinary shares.

The combined company’s ordinary shares will be subject to registration rights agreements. Sales of restricted securities pursuant to these agreements may substantially depress the market price of its ordinary shares. Pacific, Borqs and the Sellers will enter into a registration rights agreement that provides for the registration of the ordinary shares that we will issue to Sellers pursuant to the Merger Agreement. Pacific and the Backstop Commitment Investor will enter into a registration rights agreement that provides for the registration of Pacific ordinary shares, including if purchased from Pacific in a private placement pursuant to the Backstop Commitment. The combined company will also be obligated to register founder shares, insider units (including any units issued upon conversion of the $500,000 Sponsor note) and the ordinary shares and warrants included in the insider units (or issuable under the rights or upon exercise of the warrants) pursuant to a registration rights agreement signed in connection with Pacific’s IPO.

Warrants and options will become exercisable for the combined company’s ordinary shares, which would increase the number of shares eligible for future resale in the public market and result in dilution to its shareholders.

Outstanding public warrants to purchase an aggregate of 2,875,000 ordinary shares will become exercisable upon the completion of the Business Combination. Each warrant entitles the holder thereof to purchase one-half of one ordinary share at a price of $12.00 per whole share, subject to adjustment. Warrants may be exercised only for a whole number of the combined company’s ordinary shares. No fractional shares will be issued upon exercise of warrants. To the extent such warrants are exercised, additional ordinary shares will be issued, which will result in dilution to the then existing holders of ordinary shares of the combined company and increase the number of shares eligible for resale in the public market. Furthermore, to the extent that the Assumed Options and Replacement Warrants are exercised, additional ordinary shares will be issued, which will result in additional dilution to the then existing holders of ordinary shares of the combined company and increase the number of shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market could adversely affect the market price of the combined company’s ordinary shares.

Our public shareholders may experience dilution as a consequence of, among other transactions, the Business Combination. Having a minority share position may reduce the influence that our current shareholders have on the management of the combined company.

Following completion of the Business Combination and if there are no redemptions, Pacific’s public shareholders will retain an ownership interest of 17.6% in Pacific and our initial shareholders and affiliates (including the underwriter in our IPO) will retain an ownership interest of 13.6% in Pacific. These relative percentages assume (i) that, based on the unaudited pro forma financial statements included in this proxy statement, the adjusted equity valuation is $270,182,000 as of the closing, (ii) the issuance of the Indemnity Escrow Shares to the Sellers to be deposited in escrow, (iii) the issuance of 2,352,285 Earnout Shares to the Sponsor, and (iv) the automatic conversion of 6,281,875 Pacific rights into ordinary shares at the closing of the Business Combination. In addition, if any of Pacific’s shareholders exercise their redemption rights, the ownership interest in Pacific of Pacific’s public shareholders will decrease and the ownership interest in Pacific of our initial shareholders, including our Sponsor, will increase. These ownership percentages with respect to Pacific following the Business Combination do not take into account: (i) any warrants, options, convertible debt or other convertible securities issued and outstanding as of the date hereof (see the section entitled “Summary Term Sheet” for a discussion of all Pacific securities that are currently outstanding); (ii) any valuation adjustments to the number of Merger Consideration Shares that will be issued to the Sellers; (iii) the issuance of 1,493,869 Merger Consideration Shares which could potentially be Net Income Shares to be issued to Sellers but held in escrow and subject to forfeiture; (iv) any Assumed Options and Replacement Warrants to be issued following the Business Combination; (v) any shares to be reserved for issuance pursuant to the Incentive Plan which is being submitted to our shareholders for approval; or (vi) any shares that may be purchased in connection with the Backstop Commitment. If the actual facts are different than these assumptions (which they are likely to be), the percentage ownership retained by Pacific’s existing shareholders in Pacific will be different. If there is only $24.0 million in the aggregate left in trust at the closing, after redemptions and proceeds from the PIP Investment or Backstop Commitment, the full 1,493,869 Merger Consideration Shares excluded above as potential Net Income Shares will not be contingent and the Sellers will have full non-contingent onwership of such shares. See “Unaudited Pro Forma Condensed Combined Financial Information” for further information. To the extent that any of the warrants or options are converted into Pacific ordinary shares, current shareholders may experience substantial dilution. Such dilution could, among other things, limit the ability of our current shareholders to influence management of the combined company through the election of directors following the Business Combination.

We may redeem public warrants prior to their exercise at a time that is disadvantageous to warrantholders, thereby making their warrants worthless.

We will have the ability to redeem the remaining public warrants prior to their expiration at a price of $0.01 per warrant, provided that (i) the last reported sale price of our ordinary shares equals or exceeds $18.00 per share for any 20 trading days within the 30 trading-day period ending on the third business day before we send the notice of such redemption (on February 10, 2017, the last reported sale price for ordinary shares was $10.40) and (ii) on the date we give notice of redemption and during the entire period thereafter until the time the warrants are redeemed, there is an effective registration statement under the Securities Act covering the ordinary shares issuable upon exercise of the public warrants and a current prospectus relating to them is available unless warrants are exercised on a cashless basis. Redemption of the outstanding public warrants could force holders of public warrants:

•         to exercise their warrants and pay the exercise price therefor at a time when it may be disadvantageous for them to do so;

•         to sell their warrants at the then-current market price when they might otherwise wish to hold their warrants; or

•         to accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, is likely to be substantially less than the market value of their warrants.

Our charter permits the board of directors by resolution to amend our charter, including to create additional classes of securities, including shares with rights, preferences, designations and limitations as they determine which may have an anti-takeover effect.

Our charter permits the board of directors by resolution to amend the charter including to designate rights, preferences, designations and limitations attaching to the preferred shares as they determine in their discretion, without shareholder approval with respect the terms or the issuance. If issued, the rights, preferences, designations and limitations of the preferred shares would be set by the board of directors and could operate to the disadvantage of the outstanding ordinary shares the holders of which would not have any pre-emption rights in respect of such an issue of preferred shares. Such terms could include, among others, preferences as to dividends and distributions on liquidation, or could be used to prevent possible corporate takeovers. Notwithstanding the foregoing, we and our directors and officers have agreed not to propose any amendment to our charter that would affect the substance and timing of our obligation to redeem our public shares if we are unable to consummate our initial business combination by the deadline set forth in the charter, except that, as contemplated by the Merger Agreement, we may seek the consent of our shareholders to amend our charter to extend the date by which we must consummate our initial business combination.

Activities taken by affiliates of Pacific to purchase, directly or indirectly, public shares will increase the likelihood of approval of the Business Combination Proposal and other proposals and may affect the market price of Pacific’s securities during the buyback period.

Our initial shareholders, directors, officers, advisors or their affiliates may (i) purchase shares of Pacific ordinary shares from institutional and other investors who vote, or indicate an intention to vote, against the Business Combination Proposal, (ii) execute agreements to purchase such shares from institutional and other investors in the future, and/or (iii) enter into transactions with institutional and other investors to provide such persons with incentives to acquire shares of Pacific or vote their shares in favor of the Business Combination Proposal. While the exact nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer of shares or warrants owned by the initial shareholders for nominal value to such investors or holders. The purpose of such share purchases and other transactions by the initial shareholders and/or their respective affiliates would be to increase the likelihood of satisfaction of the requirements that (x) the holders of a majority of the public shares present and entitled to vote at the Meeting vote in favor of the Business Combination Proposal, and/or (y) that the Company will have at least $5,000,001 in net tangible assets and $24.0 million in cash upon closing of the Business Combination after taking into account holders of public shares that properly demanded redemption of their public shares into cash, when, in each case, it appears that such requirements would otherwise not be met. None of our Sponsor, directors, officers, advisors or their affiliates will make any such purchases when such parties are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Although none of our initial shareholders, directors, officers, advisors or their affiliates currently anticipate paying any premium purchase price for such public shares, in the event such parties do, the payment of a premium may not be in the best interest of those shareholders not receiving any such additional consideration. There is no limit on the number of shares that could be acquired by our Sponsor, directors, officers, advisors or their affiliates, or the price such parties may pay.

If such transactions are effected, the consequence could be to cause the Business Combination to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the Business Combination Proposal and other proposals and would likely increase the chances that such proposals would be approved. If the market does not view the Business Combination positively, purchases of public shares may have the effect of counteracting the market’s view, which would otherwise be reflected in a decline in the market price of our securities. In addition, the termination of the support provided by these purchases may materially adversely affect the market price of our securities.

As of the date of this proxy statement, no agreements with respect to the private purchase of public shares by Pacific or the persons described above have been entered into with any such investor or holder. We will file a Current Report on Form 8-K with the SEC to disclose private arrangements entered into or significant private purchases made by any of the aforementioned persons that would affect the vote on the Business Combination Proposal or other proposals.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, investments and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments, including non-U.S. governments. In particular, we are required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business and results of operations.

We are dependent upon our executive officers and directors and their departure could adversely affect our ability to complete the Business Combination.

Our operations are dependent upon a relatively small group of individuals and, in particular, our executive officers and directors. We believe that our success depends on the continued service of our executive officers and directors, at least until we have completed the Business Combination. In addition, our executive officers and directors are not required to commit any specified amount of time to our affairs and, accordingly, will have conflicts of interest in allocating management time among various business activities, including assessing the potential Business Combination and monitoring the related due diligence. We do not have an employment agreement with, or key-man insurance on the life of, any of our directors or executive officers. The unexpected loss of the services of one or more of our directors or executive officers could adversely impact our ability to complete the Business Combination.

Since our Sponsor, executive officers and directors will lose their entire investment in us if the Business Combination is not completed, a conflict of interest may arise in determining whether Borqs is appropriate for our initial business combination.

In July 2015, our initial shareholders purchased an aggregate of 1,437,500 founder shares for an aggregate purchase price of $25,000, or approximately $0.017 per share. The founder shares will be worthless if we do not consummate an initial business combination. In addition, our sponsor purchased an aggregate of 497,671 insider units, each consisting of one ordinary share, a right to receive 1/10 of an ordinary share, and a warrant to purchase 1/2 of one ordinary share, for an aggregate purchase price of $4,976,710 that will also be worthless if we do not consummate our initial business combination. Our Sponsor has also loaned us $500,000 for working capital purposes, and certain members of management have advanced us an aggregate of $229,061. These parties have limited recourse for repayment in the event that we do not consummate an initial business combination. Furthermore, pursuant to the Merger Agreement, our Sponsor has guaranteed the payment of a $5.0 million termination fee by Pacific under certain circumstances. The personal and financial interests of our executive officers and directors may have influenced their motivation in identifying and selecting Borqs for its target business combination, completing an initial business combination and influencing the operation of the business following the initial business combination.

Since our Sponsor, executive officers and directors will not be eligible to be reimbursed for their out-of-pocket expenses if the Business Combination is not completed, a conflict of interest may arise in determining whether Borqs is appropriate for our initial business combination.

At the closing of the Business Combination, our Sponsor, executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred in connection with activities on our behalf. These financial interests of our Sponsor, executive officers and directors may have influenced their motivation in identifying and selecting Borqs for the Business Combination.

If we liquidate, distributions, or part of them, may be delayed while the liquidator determines the extent of potential creditor claims.

Pursuant to, among other documents, our charter, if we do not complete our initial business combination by August 21, 2017 (or such earlier date as may be determined by the board in its sole discretion), this will trigger an automatic redemption of our ordinary shares using the available funds in the trust account pursuant to our charter, resulting in our repayment of available funds in the trust account. Following which, we will proceed to commence a voluntary liquidation and thereby a formal dissolution of Pacific. In connection with such a voluntary liquidation, the liquidator would give notice to our creditors inviting them to submit their claims for payment, by notifying known creditors (if any) who have not submitted claims and by placing a public advertisement in at least one newspaper published in the British Virgin Islands newspaper and in at least one newspaper circulating in the location where Pacific has its principal place of business, and taking any other steps he considers appropriate, after which our remaining assets would be distributed.

As soon as our affairs are fully wound-up, if we were to liquidate, the liquidator must complete his statement of account and will then notify the Registrar of Corporate Affairs in the British Virgin Islands (the “Registrar”) that the liquidation has been completed. However, the liquidator may determine that he or she requires additional time to evaluate creditors’ claims (particularly if there is uncertainty over the validity or extent of the claims of any creditors). Also, a creditor or shareholder may file a petition with the British Virgin Islands Court, which, if successful, may result in our liquidation being subject to the supervision of that court. Such events might delay distribution of some or all of our remaining assets.

In any liquidation proceedings of Pacific under British Virgin Islands law, the funds held in our trust account may be included in our estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any such claims deplete the trust account we may not be able to return to our public shareholders the redemption amounts payable to them.

Our directors may decide not to enforce indemnification obligations against Jian Tu, resulting in a reduction in the amount of funds in the trust account available for distribution to our public shareholders.

If Pacific is unable to complete a business combination within the required time period, Jian Tu, our Chairman, will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Pacific for services rendered or contracted for or products sold to Pacific, but only if such a vendor or target business has not executed a waiver of claims against the trust account and except as to any claims under our indemnity of the underwriters. To date, with the exception of EarlyBird Capital and Marcum LLP, each of Pacific’s vendors has agreed that it will not have any right, title, interest or claim of any kind in or to any monies in our trust account, and will not make any claim against our trust account (including any distributions therefrom). In the event that the proceeds in the trust account are reduced below $10.40 per share and Mr. Tu asserts that he is unable to satisfy his obligations or that he has no indemnification obligations related to a particular claim, our independent directors would determine on our behalf whether to take legal action against Mr. Tu to enforce his indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against Mr. Tu to enforce his indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations on our behalf, the amount of funds in the trust account available for distribution to our public shareholders may be reduced below $10.40 per share.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial business combination.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including restrictions on the nature of our investments and restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial business combination. In addition, we may have imposed upon us burdensome requirements, including registration as an investment company, adoption of a specific form of corporate structure and reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to consummate our initial business combination.

If deemed to be insolvent, distributions made to public shareholders, or part of them, from our trust account may be subject to clawback in certain circumstances.

If we do not complete our initial business combination by August 21, 2017 (or such earlier date as may be determined by the board in its sole discretion), and instead distribute the aggregate amount then on deposit in the trust account (less net interest earned thereon to pay dissolution expenses), pro rata to our public shareholders by way of redemption, it will be necessary for our directors to pass a board resolution approving the redemption of those ordinary shares and the payment of the proceeds to public shareholders. Such board resolutions are required to confirm that we satisfy the solvency test prescribed by the Companies Act (namely that our assets exceed our liabilities; and that we are able to pay our debts as they fall due). If, after the redemption proceeds are paid to public shareholders, it transpires that our financial position at the time was such that it did not satisfy the solvency test, the Companies Act provides a mechanism by which those proceeds could be recovered from public shareholders. However, the Companies Act also provides for circumstances where such proceeds could not be subject to clawback, namely where (a) the public shareholders received the proceeds in good faith and without knowledge of our failure to satisfy the solvency test; (b) a public shareholder altered its position in reliance of the validity of the payment of the proceeds; or (c) it would be unfair to require repayment of the proceeds in full or at all.

We are not subject to the supervision of the Financial Services Commission of the British Virgin Islands and so our shareholders are not protected by any regulatory inspections in the British Virgin Islands.

We are not an entity subject to any regulatory supervision in the British Virgin Islands by the Financial Services Commission. As a result, shareholders are not protected by any regulatory supervision or inspections by any regulatory agency in the British Virgin Islands and we are not required to observe any restrictions in respect of its conduct save as disclosed in our charter.

If we are unable to consummate our initial business combination, our public shareholders may be forced to wait until August 2017 before redemption from our trust account.

If we are unable to consummate our initial business combination by August 21, 2017 (unless such date is accelerated, in the board’s discretion, or further extended), we will, as promptly as reasonably possible but not more than five business days thereafter, distribute the aggregate amount then on deposit in the trust account (less net interest earned thereon to pay dissolution expenses), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs by way of a voluntary liquidation, as further described herein. Any redemption of public shareholders from the trust account shall be effected automatically by function of our charter prior to our commencing any voluntary liquidation. If we are required to liquidate prior to distributing the aggregate amount then on deposit in the trust account (less net interest earned thereon to pay dissolution expenses) pro rata to our public shareholders, then such winding up, liquidation and distribution must comply with the applicable provisions of the Companies Act. In that case, investors may be forced to wait beyond August 21, 2017 before the redemption proceeds of our trust account become available to them, and they receive the return of their pro rata portion of the proceeds from our trust account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon our redemption or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.

If we are deemed to be insolvent, distributions, or part of them, may be delayed while the insolvency liquidator determines the extent of potential creditor claims. In these circumstances, prior payments made by Pacific may be deemed “voidable transactions.”

If we do not complete our initial business combination by August 21, 2017 (unless such date is accelerated, in the board’s discretion, or further extended), this will trigger an automatic redemption of public shareholders from the trust account pursuant to our charter.

However, if at any time we are deemed insolvent for the purposes of the Insolvency Act (i.e. (i) we fail to comply with the requirements of a statutory demand that has not been set aside under section 157 of the Insolvency Act; (ii) execution or other process issued on a judgment, decree or order of a British Virgin Islands Court in favor of a creditor of Pacific is returned wholly or partly unsatisfied; or (iii) either the value of Pacific’s liabilities exceeds its assets, or Pacific is unable to pay its debts as they fall due), we are required to immediately enter insolvent liquidation. In these circumstances, a liquidator will be appointed who will give notice to our creditors inviting them to submit their claims for payment, by notifying known creditors (if any) who have not submitted claims and by placing a public advertisement in at least one newspaper published in the British Virgin Islands and in at least one newspaper circulating in the location where Pacific has its principal place of business, and taking any other steps he considers appropriate, after which our assets would be distributed. Following the process of insolvent liquidation, the liquidator will complete its final report and accounts and will then notify the Registrar of Corporate Affairs in the British Virgin Islands (the “Registrar”). The liquidator may determine that he requires additional time to evaluate creditors’ claims (particularly if there is uncertainty over the validity or extent of the claims of any creditors). Also, a creditor or shareholder may file a petition with the British Virgin Islands Court which, if successful, may result in our liquidation being subject to the supervision of that court. Such events might delay distribution of some or all of our assets to our public shareholders. In such liquidation proceedings, the funds held in our trust account may be included in our estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any such claims deplete the trust account we cannot assure you we will be able to return to our public shareholders the amounts otherwise payable to them.

If we are deemed insolvent, then there are also limited circumstances where prior payments made to shareholders or other parties may be deemed to be a “voidable transaction” for the purposes of the Insolvency Act. A voidable transaction would be, for these purposes, payments made as “unfair preferences” or “transactions at an undervalue.” Where a payment was a risk of being a voidable transaction, a liquidator appointed over an insolvent company could apply to the British Virgin Islands Court for an order, inter alia, for the transaction to be set aside as a voidable transaction in whole or in part.

Our initial shareholders have waived their right to participate in any liquidation distribution with respect to the initial shares. We will pay the costs of our liquidation and distribution of the trust account from our remaining assets outside of the trust account and may request the trustee to release to us any net interest earned on the trust account to pay dissolution expenses. In addition, Jian Tu has agreed that he will be liable to us, for all claims of creditors to the extent that we fail to obtain executed waivers from such entities in order to protect the amounts held in trust, except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. However, we cannot assure you that the liquidator will not determine that he or she requires additional time to evaluate creditors’ claims (particularly if there is uncertainty over the validity or extent of the claims of any creditors). We also cannot assure you that a creditor or shareholder will not file a petition with the British Virgin Islands Court which, if successful, may result in our liquidation being subject to the supervision of that court. Such events might delay distribution of some or all of our assets to our public shareholders.

We believe we have been considered a passive foreign investment company, or “PFIC,” since our inception, which could result in adverse U.S. federal income tax consequences to U.S. taxpayers.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder (as defined below) of our ordinary shares, warrants or rights, the U.S. Holder may be subject to increased U.S. federal income tax liability and may be subject to additional reporting requirements. Specifically such U.S. Holder may be subject to tax at ordinary income rates on (i) any gain recognized on the sale or other disposition of its ordinary shares, rights or warrants and (ii) any “excess distribution” (as defined in “Material U.S. Federal Income Tax Considerations” below) received by the U.S. Holder. In addition, such U.S. Holder may be subject to an interest charge on such gain or excess distribution. Consequently, our classification as a PFIC may result in adverse tax consequences for U.S. Holders. Our PFIC status may depend on whether we qualify for the PFIC start-up exception (discussed further below). Under the PFIC start-up exception, if we have gross income during our taxable year ended December 31, 2016, we likely will be a PFIC for such taxable year unless we complete our initial business combination before the end of our taxable year ending December 31, 2017 and are not treated as a PFIC for either of our taxable years ending December 31, 2017 or December 31, 2018. Our actual PFIC status for any taxable year, however, will not be determinable until after the end of such taxable year. In addition, we may not provide timely financial information that would be required for U.S. investors to make a potentially favorable qualified electing fund (“QEF”) election (as described below), and such election would be unavailable with respect to our warrants and possibly our rights. For more information, see the discussion in “Business Combination Proposal—Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights—Passive Foreign Investment Company Rules.” We urge U.S. investors to consult their own tax advisors regarding the possible application of the PFIC rules.

An investor may be subject to adverse U.S. federal income tax consequences in the event the Internal Revenue Service (“IRS”) were to disagree with the U.S. federal income tax consequences described herein.

We have not sought a ruling from the IRS as to any U.S. federal income tax consequences described herein. The IRS may disagree with the descriptions of U.S. federal income tax consequences contained herein, and its determination may be upheld by a court. Any such determination could subject an investor or our company to adverse U.S. federal income tax consequences that would be different than those described herein. Accordingly, each prospective investor is urged to consult a tax advisor with respect to the specific tax consequences of the acquisition, ownership and disposition of our ordinary shares, rights and warrants, including the applicability and effect of state, local or non-U.S. tax laws, as well as U.S. federal tax laws.

You may face difficulties in protecting your interests, and your ability to protect your rights through the U.S. federal courts may be limited, because we are incorporated under British Virgin Islands law.

We are a company organized under the laws of the British Virgin Islands. As a result, it may be difficult for investors to enforce judgments obtained in the United States courts against our directors or officers.

Our corporate affairs are governed by our charter, the Companies Act and the common law of the British Virgin Islands. The rights of shareholders to take action against the directors, actions by minority shareholders and the fiduciary responsibilities of our directors to us under British Virgin Islands law are governed by the Companies Act and the common law of the British Virgin Islands. The common law of the British Virgin Islands is derived from English common law, and while the decisions of the English courts are of persuasive authority, they are not binding on a court in the British Virgin Islands. The rights of our shareholders and the fiduciary responsibilities of our directors under British Virgin Islands law may not be as clearly established as they would be under statutes or judicial precedent in some jurisdictions in the United States. In particular, the British Virgin Islands has a less developed body of securities laws as compared to the United States, and some states, such as Delaware, have more fully developed and judicially interpreted bodies of corporate law. In addition, while statutory provisions do exist in British Virgin Islands law for derivative actions to be brought in certain circumstances, shareholders in BVI companies may not have standing to initiate a shareholder derivative action in a federal court of the United States. The circumstances in which any such action may be brought, and the procedures and defenses that may be available in respect to any such action, may result in the rights of shareholders of a BVI company being more limited than those of shareholders of a company organized in the United States. Accordingly, shareholders may have fewer alternatives available to them if they believe that corporate wrongdoing has occurred.

The British Virgin Islands Courts are also unlikely:

•         to recognize or enforce against us judgments of courts of the United States based on certain civil liability provisions of U.S. securities laws where that liability is in respect of penalties, taxes, fines or similar fiscal or revenue obligations of the company; and

•         to impose liabilities against us, in original actions brought in the British Virgin Islands, based on certain civil liability provisions of U.S. securities laws that are penal in nature.

There is no statutory recognition in the British Virgin Islands of judgments obtained in the United States, although the courts of the British Virgin Islands will in certain circumstances recognize such a foreign judgment and treat it as a cause of action in itself which may be sued upon as a debt at common law so that no retrial of the issues would be necessary provided that the U.S. judgment:

•         the U.S. court issuing the judgment had jurisdiction in the matter and the company either submitted to such jurisdiction or was resident or carrying on business within such jurisdiction and was duly served with process;

•         is final and for a liquidated sum;

•         the judgment given by the U.S. court was not in respect of penalties, taxes, fines or similar fiscal or revenue obligations of the company;

•         in obtaining judgment there was no fraud on the part of the person in whose favor judgment was given or on the part of the court;

•         recognition or enforcement of the judgment would not be contrary to public policy in the British Virgin Islands; and

•         the proceedings pursuant to which judgment was obtained were not contrary to natural justice.

In appropriate circumstances, a British Virgin Islands court may give effect in the British Virgin Islands to other kinds of final foreign judgments such as declaratory orders, orders for performance of contracts and injunctions.

As a result of all of the above, public shareholders may have more difficulty in protecting their interests in the face of actions taken by management or controlling shareholders than they would as public shareholders of a U.S. company.

We are an “emerging growth company” and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our securities less attractive to investors.

We are an “emerging growth company,” as defined in the JOBS Act. We will remain an “emerging growth company” for up to five years from the closing of our IPO. However, if our non-convertible debt issued within a three-year period or revenues exceeds $1 billion, or the market value of our ordinary shares that are held by non-affiliates exceeds $700 million on the last day of the second fiscal quarter of any given fiscal year, we would cease to be an emerging growth company as of the following fiscal year. As an emerging growth company, we have reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and we are exempt from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. We have elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, will not adopt the new or revised standard until the time private companies are required to adopt the new or revised standard. This may make comparison of our financial statements with another public company which is either not an emerging growth company or is an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accountant standards used. We cannot predict if investors will find our ordinary shares less attractive because we may rely on these provisions. If some investors find our ordinary shares less attractive as a result, there may be a less active trading market for our shares and our share price may be more volatile.

Initially the combined company does not expect to qualify as a foreign private issuer, so it will be required to comply with the reporting requirements of the Securities Exchange Act of 1934 that apply to U.S. domestic issuers, and to incur the substantial expenses associated with that compliance.

We expect that in the future the combined company may qualify as a foreign private issuer, in which event it would be exempt from some rules under the Securities Exchange Act of 1934 regarding filing of proxy statements, and our officers, directors and principal shareholders would be exempt from the reporting and short‑swing profit recovery provisions of the Exchange Act. In addition, it would not be required to file periodic reports and financial statements with the SEC as frequently or as promptly as U.S. domestic issuers, nor to disclose all of the same information that U.S. domestic issuers are required to disclose. We currently expect the combined company to qualify as a foreign private issuer within a year following the completion of the Business Combination, but if it does not qualify as a foreign private issuer then or at any other time in the future, it will be required to comply fully with the reporting requirements of the Exchange Act applicable to U.S. domestic issuers, and it will incur significant legal, accounting and other expenses that it would not incur as a foreign private issuer.

Many of the corporate governance rules promulgated by NASDAQ will not apply to the combined company if it qualifies as a foreign private issuer in the future, and there may be significant differences between the combined company’s corporate governance practices and the corporate governance standards applicable to U.S. domestic companies listed on NASDAQ.

If the combined company qualifies as a foreign private issuer in the future, it will be permitted to follow corporate governance practices in accordance with British Virgin Islands law in lieu of most of the listing venue corporate governance rules in the NASDAQ Listed Company Manual, or the NASDAQ Standards. For example, the NASDAQ Standards require U.S. domestic issuers to have a nominating/corporate governance committee composed entirely of independent directors. The combined company will not be subject to this requirement, and we do not intend for the combined company to establish a nominating/corporate governance committee. We believe that the intended post-Business Combination composition of our board and its committees and their respective duties and responsibilities are otherwise generally responsive to the relevant NASDAQ Standards applicable to U.S. domestic issuers. However, the charters for our audit and compensation committees in the future may not address all aspects of the NASDAQ Standards applicable to U.S. domestic issuers. For example, the NASDAQ Standards require compensation committees of U.S. domestic issuers to produce a compensation committee report annually and include such report in their annual proxy statements or annual reports on Form 10-K. As a foreign private issuer, the combined company would not be subject to this requirement, and we have not addressed this in our compensation committee charter. The NASDAQ Standards require shareholder approval for certain matters, such as requiring that shareholders must be given the opportunity to vote on all equity compensation plans and material revisions to those plans. If we qualify as a foreign private issuer in the future, we intend to comply with the requirements of British Virgin Islands law in determining whether shareholder approval is required on such matters.

The combined company may be classified as a passive foreign investment company in the future, which could result in adverse U.S. federal income tax consequence to U.S. holders of our ordinary shares, warrants or rights.

A non-U.S. corporation will be considered a PFIC for any taxable year if either (i) at least 75.0% of its gross income is passive income or (ii) or least 50.0% of the value of its assets (generally based on an average of the quarterly values of the assets during a taxable year) is attributable to assets that produce or are held for the production of passive income. PFIC status depends on the composition of our assets and income and the value of our assets (including, among others, a pro rata portion of the income and assets of each subsidiary in which we own, directly or indirectly, at least 25.0% (by value) of the equity interest) from time to time. Because we currently hold, and expect the combined company to continue to hold following the Business Combination, a substantial amount of cash or cash equivalents, which are generally treated as passive assets, and, because the calculation of the value of our assets may be based in part on the value of our ordinary shares, which is likely to fluctuate after the Business Combination (and may fluctuate considerably given that market prices of software and technology companies historically have been especially volatile), the combined company may be a PFIC for any current or future taxable year. If we were treated as a PFIC for any taxable year during which a U.S. Holder held an ordinary share, warrant or right, certain adverse U.S. federal income tax consequences could apply to such U.S. Holder. See “Business Combination Proposal — Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights — Passive Foreign Investment Company Rules.”

Anti-takeover provisions in the combined company’s amended and restated memorandum and articles of association may discourage, delay or prevent a change in control.

Some provisions of our charter, may discourage, delay or prevent a change in control of the combined company or management that shareholders may consider favorable, including, among other things, provisions that require the classification of our board of directors such that directors cannot be removed prior to the end of their term or authorize the board of directors to issue preference shares in one or more series and to designate the price, rights, preferences, privileges and restrictions of such preference shares without any further vote or action by our shareholders.

Following the Business Combination, the laws of the British Virgin Islands may not provide the shareholders of the combined company with benefits comparable to those provided to shareholders of corporations incorporated in the United States.

Following the Business Combination, the corporate affairs of the combined company will be governed by the amended and restated memorandum and articles of association, by the BVI Business Companies Act, 2004 (as amended) and by the common law of the British Virgin Islands. The rights of shareholders to take action against the combined company’s directors, actions by minority shareholders and the fiduciary responsibilities of its directors to us under the laws of the British Virgin Islands are governed by both statute and, also to a large extent, by the common law of the British Virgin Islands. The common law in the British Virgin Islands is derived in part from comparatively limited judicial precedent in the British Virgin Islands and from English common law. Decisions of the Privy Council (which is the final Court of Appeal for British overseas territories such as the British Virgin Islands) are binding on a court in the British Virgin Islands. Decisions of the English courts, and particularly the Supreme Court and the Court of Appeal are generally of persuasive authority but are not binding in the courts of the British Virgin Islands. The rights of the combined company’s shareholders and the fiduciary responsibilities of our directors under the laws of the British Virgin Islands are not as clearly established as they would be under statutes or judicial precedents in the United States. In particular, the British Virgin Islands has a less developed body of securities laws relative to the United States.

Therefore, public shareholders of the combined company may have more difficulty protecting their interests in the face of actions by its management, directors or controlling shareholders than would shareholders of a corporation incorporated in a jurisdiction in the United States. In addition, shareholders of British Virgin Islands companies may not have standing to initiate a shareholder derivative action before the federal courts of the United States. The British Virgin Island courts are also unlikely to impose liability against the combined company, in original actions brought in the British Virgin Islands, based on certain civil liabilities provisions of U.S. securities laws. See “Description of Share Capital — Differences in Corporate Law.”

It may be difficult for you to enforce any judgment obtained in the United States against us or the combined company, which may limit the remedies otherwise available to our shareholders.

Substantially all of our assets and the assets of the combined company following the Business Combination are located outside the United States. Almost all of the combined company’s operations will be conducted in China. A majority of our directors and officers and the expected directors and officers of the combined company following the Business Combination reside outside the United States and a substantial portion of their assets are located outside of the United States. As a result, it may be difficult or impossible for you to bring an action against us, the combined company following the Business Combination, or against any of our directors and officers in the British Virgin Islands or in China in the event that you believe that your rights have been infringed under the securities laws or otherwise. Even if you are successful in bringing an action of this kind, the laws of the British Virgin Islands and of China may render you unable to enforce a judgment against our assets, the assets of the combined company following the Business Combination or the assets of our directors and officers. There is no statutory recognition in the British Virgin Islands of judgments obtained in the United States, although the courts of the British Virgin Islands will in certain circumstances recognize and enforce a final non-penal judgment of a foreign court of competent jurisdiction without retrial on the merits, provided such judgment: (i) is not in respect of taxes; (ii) imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given; and (iii) has not been obtained in a manner and is not of the kind the enforcement of which is contrary to natural justice or the public policy of the British Virgin Islands. While there is no binding authority on this point, this is likely to include, in certain circumstances, a non-penal judgment of a United States court imposing a monetary award based on the civil liability provisions of the U.S. federal securities laws. British Virgin Islands courts may stay proceedings if concurrent proceedings are being brought elsewhere. Moreover, the PRC does not have treaties with the United States or many other countries providing for the reciprocal recognition and enforcement of judgment of courts. As a result of all of the above, our public shareholders and the public shareholders of the combined company after the Business Combination may have more difficulty in protecting their interests through actions against us, the combined company or our officers, directors or major shareholders than would shareholders of a corporation incorporated in a jurisdiction in the United States.

Risks Related to Doing Business in China

China’s economic, political and social conditions, as well as changes in any government policies, laws and regulations, could have a material adverse effect on Borqs’ business.

A substantial portion of Borqs’ operations are conducted in China, and a significant portion of its net revenues are derived from customers where the contracting entity is located in China. Accordingly, its business, financial condition, results of operations, prospects and certain transactions it may undertake are subject, to a significant extent, to economic, political and legal developments in China.

China’s economy differs from the economies of most developed countries in many respects, including the amount of government involvement, level of development, growth rate, control of foreign exchange and allocation of resources. While the PRC economy has experienced significant growth in the past two to three decades, growth has been uneven, both geographically and among various sectors of the economy. Demand for Borqs’ services and products depends, in large part, on economic conditions in China. Any slowdown in China’s economic growth may cause Borqs potential customers to delay or cancel their plans to purchase its services and products, which in turn could reduce its net revenues.

Although China’s economy has been transitioning from a planned economy to a more market‑oriented economy since the late 1970s, the PRC government continues to play a significant role in regulating industry development by imposing industrial policies. The PRC government also exercises significant control over China’s economic growth through allocating resources, controlling the incurrence and payment of foreign currency‑denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Changes in any of these policies, laws and regulations could adversely affect the economy in China and could have a material adverse effect on Borqs’ business.

The PRC government has implemented various measures to encourage foreign investment and sustainable economic growth and to guide the allocation of financial and other resources, which have for the most part had a positive effect on Borqs’ business and growth. However, Borqs cannot assure you that the PRC government will not repeal or alter these measures or introduce new measures that will have a negative effect on Borqs. China’s social and political conditions may also not be as stable as those of the United States and other developed countries. Any sudden changes to China’s political system or the occurrence of widespread social unrest could have a material adverse effect on Borqs’ business and results of operations.

Uncertainties with respect to the PRC legal system could harm Borqs.

Borqs’ operations in China are governed by PRC government laws and regulations. The PRC legal system is a civil law system based on written statutes. Unlike common law systems, prior court decisions have limited precedential value. Borqs Beijing is generally subject to laws and regulations applicable to foreign investments in China and, in particular, laws applicable to wholly foreign‑owned enterprises, and its other wholly‑owned subsidiaries in China may be subject to certain laws and regulations in connection with investments made by foreign‑invested enterprises.

Since 1979, PRC legislation and regulations have significantly enhanced the protections afforded to various forms of foreign investments in China. However, China has not developed a fully integrated legal system and recently‑enacted laws and regulations may not sufficiently cover all aspects of economic activities in China. In particular, because these laws and regulations are relatively new, and because of the limited volume of published decisions and their nonbinding nature, the interpretation and enforcement of these laws and regulations involve uncertainties. In addition, the PRC legal system is based in part on government policies and internal rules (some of which are not published on a timely basis or at all) that may have a retroactive effect. As a result, Borqs may not be aware of its violation of these policies and rules until sometime after the violation. Moreover, some regulatory requirements issued by certain PRC government authorities may not be consistently applied by other government authorities, including local government authorities, thus making strict compliance with all regulatory requirements impractical, or in some circumstances, impossible. In addition, any litigation in China may be protracted and result in substantial costs and diversion of resources and management attention.

Borqs’ subsidiaries in China are subject to restrictions on making dividends and other payments to it or any other affiliated company.

Borqs is a holding company and may rely on dividends paid by its PRC subsidiaries for its cash needs, including the funds necessary to pay dividends and other cash distributions to its shareholders to the extent Borqs chooses to do so, to service any debt it may incur and to pay its operating expenses. Current PRC regulations permit Borqs’ PRC subsidiaries to pay dividends to it only out of their accumulated profits, if any, determined in accordance with Chinese accounting standards and regulations. In addition, each of its PRC subsidiaries are required to set aside at least 10% of its after-tax profits each year, if any, to fund a statutory reserve until such reserve reaches 50% of its registered capital. Appropriations to the employee welfare funds are at the discretion of the board of directors of Borqs Beijing. These reserves are not distributable as cash dividends.

In addition, under the PRC Enterprise Income Tax Law, or the EIT Law, which became effective on January 1, 2008, dividends paid to Borqs by its PRC subsidiaries are subject to withholding tax. Currently, the withholding tax rate is 10.0% (subject to reductions by the relevant tax treaties, if applicable).

Furthermore, if Borqs’ PRC subsidiaries incur debt on their own behalf in the future, the instruments governing the debt may restrict their ability to pay dividends or make other payments to Borqs.

To date, Borqs’ PRC subsidiaries have not paid dividends to it out of their accumulated profits. In the future, Borqs does not expect to receive dividends from its PRC subsidiaries because the accumulated profits of these PRC subsidiaries are expected to be used for their own business or expansions. Any limitation on the ability of Borqs’ PRC subsidiaries to distribute dividends or other payments to Pacific could materially and adversely limit Borqs’ ability to grow, make investments or acquisitions that could be beneficial to its businesses, pay dividends or otherwise fund and conduct its business.

The discontinuation of any of the preferential tax treatments currently available to Borqs’ PRC subsidiaries could materially increase its tax liabilities.

Preferential tax treatments and incentives granted to Borqs’ PRC subsidiaries by PRC governmental authorities are subject to review and may be adjusted or revoked at any time in the future. The discontinuation or revocation of any preferential tax treatments and incentives currently available to them will cause their effective tax rate to materially increase, which will decrease Borqs’ net income and may adversely affect its financial condition and results of operations.

Borqs faces uncertainty with respect to indirect transfers of equity interests in PRC resident enterprises by their non-PRC holding companies.

Pursuant to the Notice on Strengthening Administration of Enterprise Income Tax for Share Transfers by Non-PRC Resident Enterprises, or Circular 698, issued by the State Administration of Taxation, or the SAT, on December 10, 2009 with retroactive effect from January 1, 2008, where a non-resident enterprise transfers the equity interests of a PRC resident enterprise indirectly by disposition of the equity interests of an overseas holding company, the non-resident enterprise investor, being the transferor, may be subject to PRC enterprise income tax, if the indirect transfer is considered to be an abusive use of company structure without reasonable commercial purposes. As a result, gains derived from such indirect transfer may be subject to PRC withholding tax at the rate of up to 10%. In addition, the PRC resident enterprise may be required to provide necessary assistance to support the enforcement of Circular 698.

On February 3, 2015, the SAT issued a Public Notice Regarding Certain Enterprise Income Tax Matters on Indirect Transfer of Properties by Non-Tax Resident Enterprises, or Public Notice 7. Public Notice 7 has introduced a new tax regime that is significantly different from that under Circular 698. Public Notice 7 extends its tax jurisdiction to not only indirect transfers set forth under Circular 698 but also transactions involving transfer of other taxable assets, through the offshore transfer of a foreign intermediate holding company. In addition, Public Notice 7 provides clearer criteria than Circular 698 on how to assess reasonable commercial purposes and has introduced safe harbors for internal group restructurings and the purchase and sale of equity through a public securities market. Public Notice 7 also brings challenges to both the foreign transferor and transferee (or other person who is obligated to pay for the transfer) of the taxable assets. Where a non-resident enterprise conducts an “indirect transfer” by transferring the taxable assets indirectly by disposing of the equity interests of an overseas holding company, the non-resident enterprise being the transferor, or the transferee, or the PRC entity which directly owned the taxable assets may report to the relevant tax authority such indirect transfer. Using a “substance over form” principle, the PRC tax authority may re-characterize such indirect transfer as a direct transfer of the equity interests in the PRC tax resident enterprise and other properties in China. As a result, gains derived from such indirect transfer may be subject to PRC enterprise income tax, and the transferee or other person who is obligated to pay for the transfer is obligated to withhold the applicable taxes, currently at a rate of up to 10% for the transfer of equity interests in a PRC resident enterprise. Both the transferor and the transferee may be subject to penalties under PRC tax laws if the transferee fails to withhold the taxes and the transferor fails to pay the taxes.

Borqs faces uncertainties with respect to the reporting and consequences of private equity financing transactions, share exchange or other transactions involving the transfer of Borqs ordinary shares by investors that are non-PRC resident enterprises, or sale or purchase of shares in other non-PRC resident companies or other taxable assets by Borqs. Borqs and other non-resident enterprises in its group may be subject to filing obligations or being taxed if Borqs and other non-resident enterprises affiliated with Borqs are transferors in such transactions, and may be subject to withholding obligations if Borqs and other non-resident enterprises affiliated with Borqs are transferees in such transactions, under Circular 698 and Public Notice 7. For the transfer of shares in Borqs by investors that are non-PRC resident enterprises, its PRC subsidiaries may be requested to assist in the filing under Circular 698 and Public Notice 7. As a result, Borqs may be required to expend valuable resources to comply with Circular 698 and Public Notice 7 or to request the relevant transferors from whom Borqs purchases taxable assets to comply with these circulars, or to establish that Borqs and other non-resident enterprises affiliated with Borqs should not be taxed under these circulars. The PRC tax authorities have the discretion under Circular 698 and Public Notice 7 to make adjustments to the taxable capital gains based on the difference between the fair value of the taxable assets transferred and the cost of investment. If the PRC tax authorities make adjustments to the taxable income of the transactions under Circular 698 and Public Notice 7, Borqs’ income tax costs associated with such transactions will be increased in the event that Borqs is a transferee of such transactions, which may have an adverse effect on Borqs’ financial condition and results of operations. Heightened scrutiny over acquisition transactions by the PRC tax authorities may also have a negative impact on potential acquisitions Borqs may pursue in the future.

It is unclear whether Borqs will be considered a PRC “resident enterprise” under the EIT Law and, depending on the determination of its PRC “resident enterprise” status, Borqs may be subject to 25.0% PRC enterprise income tax on its worldwide income, and holders of Borqs’ ordinary shares may be subject to PRC withholding tax on dividends paid by Borqs and gains realized on their transfer of Borqs’ ordinary shares.

The EIT Law and its Implementing Regulations, both of which became effective on January 1, 2008, provide that enterprises established outside of China whose “de facto management bodies” are located in China are considered “resident enterprises.” The Implementing Regulations of the EIT Law define the term “de facto management bodies” as a body which substantially manages, or has control over the business, personnel, finance and assets of an enterprise. On April 22, 2009, the SAT issued the Notice Regarding Determination of Chinese‑Controlled Offshore Incorporated Enterprises as PRC Tax Resident Enterprises on the Basis of De Facto Management Bodies, or Circular 82, which provides certain specific criteria for determining whether the “de facto management body” of a PRC-controlled enterprise that is incorporated offshore is located in China. According to Circular 82, certain PRC-controlled enterprises will be classified as “resident enterprises” if all of the following conditions are met: (a) the senior management and core management departments in charge of its daily operations function have their presence mainly in the PRC; (b) its financial and human resources decisions are subject to determination or approval by persons or bodies in the PRC; (c) its major assets, accounting books, company seals, and minutes and files of its board and shareholders’ meetings are located or kept in the PRC; and (d) more than half of the enterprise’s directors or senior management with voting rights habitually reside in the PRC. Further, the Administrative Measures of Enterprise Income Tax of Chinese controlled Offshore Incorporated Resident Enterprises (Trial), or Bulletin No. 45, took effect on September 1, 2011, and provides more guidance on the implementation of Circular 82. The State Administration of Taxation issued an amendment to Circular 82 delegating the authority to its provincial branches to determine whether a Chinese-controlled overseas-incorporated enterprise should be considered a PRC resident enterprise, in January 2014.

Although Circular 82, its amendment and Bulletin No. 45 only apply to offshore enterprises controlled by PRC enterprises or PRC enterprise groups, not those controlled by PRC individuals or foreigners, the determining criteria set forth in Circular 82 and Bulletin No. 45 may reflect the SAT’s general position on how the “de facto management body” text should be applied in determining the tax resident status of all offshore enterprises, regardless of whether they are controlled by PRC enterprises or individuals. Although Borqs does not believe that its legal entities organized outside of the PRC constitute PRC resident enterprises, it is possible that the PRC tax authorities could reach a different conclusion.

If Borqs is treated as a PRC “resident enterprise,” it will be subject to PRC enterprise income tax on its worldwide income, as well as PRC enterprise income tax reporting obligations. Borqs’ income such as interest on other non-PRC sourced income may be subject to PRC enterprise income tax at a rate of 25.0%. In addition, although under the EIT Law and its Implementing Rules dividends paid to Borqs by its PRC subsidiaries would qualify as “tax-exempt income,” Borqs cannot assure you that such dividends will not be subject to a 10.0% withholding tax, as the PRC foreign exchange control authorities, which enforce the withholding tax, have not yet issued guidance with respect to the processing of outbound remittances to entities that are treated as resident enterprises for PRC enterprise income tax purposes.

Furthermore, if Borqs is considered a PRC resident enterprise under the EIT Law, shareholders who are deemed non-resident enterprises may be subject to the PRC enterprise income tax at the rate of 10% upon the dividends payable by Borqs or upon any gains realized from the transfer of Borqs’ ordinary shares, if such income is deemed derived from China, provided that (i) such foreign enterprise investor has no establishment or premises in China, or (ii) it has establishment or premises in China but its income derived from China has no real connection with such establishment or premises. If Borqs is required under the EIT Law to withhold PRC income tax on its dividends payable to its non-PRC resident enterprise shareholders, or if any gains realized from the transfer of Borqs ordinary shares by its non-PRC resident enterprise shareholders are subject to the PRC enterprise income tax, your investment in Borqs ordinary shares could be materially and adversely affected.

In addition, if Borqs is considered a PRC resident enterprise and relevant PRC tax authorities consider dividends Borqs pays with respect to its shares and the gains realized from the transfer of its shares to be income derived from sources within the PRC, it is possible that such dividends and gains earned by non-resident individuals may be subject to PRC individual income tax at a rate of 20%. If Borqs is required under PRC tax laws to withhold PRC income tax on dividends payable to its non-PRC investors that are non-resident individuals or if you are required to pay PRC income tax on the transfer of Borqs ordinary shares, the value of your investment in Borqs ordinary shares may be materially and adversely affected.

Borqs may not be able to obtain certain treaty benefits on dividends paid by its PRC subsidiary to Borqs through its Hong Kong Subsidiary.

Under the EIT Law, dividends generated from retained earnings after January 1, 2008 from a PRC company to a foreign parent company are subject to a withholding tax rate of 10.0% unless the foreign parent’s jurisdiction of incorporation has a tax treaty with China that provides for a preferential withholding arrangement. Pursuant to the Arrangement between Mainland China and the Hong Kong Special Administrative Region for the Avoidance of Double Taxation and Prevention of Fiscal Evasion with respect to Taxes on Income or the Hong Kong Tax Treaty, which became effective on December 8, 2006, a company incorporated in Hong Kong, such as Borqs Hong Kong, will be subject to withholding income tax at a rate of 5% on dividends it receives from its PRC subsidiary if it holds a 25.0% or more interest in that particular PRC subsidiary at all times within the 12-month period immediately preceding the distribution of dividends and be a “beneficial owner” of the dividends. However, the SAT promulgated a tax notice on October 27, 2009, or Circular 601, which provides that tax treaty benefits will be denied to “conduit” or shell companies without business substance, and a beneficial ownership analysis will be used based on a “substance-over-the-form” principle to determine whether or not to grant tax treaty benefits. On June 29, 2012, the SAT further issued the Announcement of the SAT regarding Recognition of “Beneficial Owner” under Tax Treaties, or Announcement 30, which provides that a comprehensive analysis should be made when determining the beneficial owner status based on various factors that supported by various types of documents including the articles of association, financial statements, records of cash movements, board meeting minutes, board resolutions, staffing and materials, relevant expenditures, functions and risk assumption as well as relevant contracts and other information. In August 2015, the SAT promulgated the Administrative Measures for Non-Resident Taxpayers to Enjoy Treatments under Tax Treaties, or SAT Circular 60, which became effective on November 1, 2015. SAT Circular 60 provides that non-resident enterprises are not required to obtain pre-approval from the relevant tax authority in order to enjoy the reduced withholding tax rate. Instead, non-resident enterprises may, if they determine by self-assessment that the prescribed criteria to enjoy the tax treaty benefits are met, directly apply for the reduced withholding tax rate, and file necessary forms and supporting documents when performing tax filings, which will be subject to post-filing examinations by the relevant tax authorities.

As a result, although Borqs’ PRC subsidiary, Borqs Beijing, is currently wholly owned by Borqs Hong Kong, Borqs cannot assure you that Borqs would be entitled to the tax treaty benefits and enjoy the favorable 5.0% rate applicable under the Hong Kong Tax on dividends. If Borqs Hong Kong cannot be recognized as the beneficial owner of the dividends to be paid by Borqs’ PRC subsidiaries to Borqs, such dividends will be subject to a normal withholding tax of 10% as provided by the EIT Law.

Restrictions on currency exchange may limit Borqs’ ability to receive and use its revenue effectively.

The PRC government imposes controls on the convertibility of the Renminbi into foreign currencies and, in certain cases, the remittance of currency out of China. Borqs receives part of its revenue in Renminbi. Under its current corporate structure, Borqs’ Cayman Islands holding company primarily relies on dividend payments from its PRC and Hong Kong subsidiaries to fund any cash and financing requirements Borqs may have. Under existing PRC foreign exchange regulations, payments of current account items, including profit distributions, interest payments and trade and service‑related foreign exchange transactions, can be made in foreign currencies without prior approval of the SAFE, by complying with certain procedural requirements. Specifically, under the existing exchange restrictions, without prior approval of SAFE, accumulated after-tax profits generated from the operations of Borqs Beijing in China may be used to pay dividends to Borqs. However, approval from or registration with appropriate government authorities is required where Renminbi is to be converted into foreign currency and remitted out of China to pay capital expenses such as the repayment of loans denominated in foreign currencies. As a result, Borqs needs to obtain SAFE’s approval to use cash generated from the operations of its PRC subsidiaries to pay off any debt in a currency other than Renminbi owed to entities outside China, or to make other capital expenditure payments outside China in a currency other than Renminbi. The PRC government may at its discretion restrict access to foreign currencies for current account transactions in the future. If the foreign exchange control system prevents Borqs from obtaining sufficient foreign currencies to satisfy its foreign currency demands, Borqs may not be able to pay dividends in foreign currencies to its shareholders.

Fluctuations in the value of the RMB may have a material adverse effect on your investment.

The value of the RMB against the U.S. Dollar and other currencies is affected by, among other things, changes in China’s political and economic conditions and China’s foreign exchange policies. On July 21, 2005, the PRC government changed its decade-old policy of pegging the value of the Renminbi to the U.S. Dollar, and the RMB appreciated more than 20.0% against the U.S. Dollar over the following three years. However, the People’s Bank of China regularly intervenes in the foreign exchange market to limit fluctuations in Renminbi exchange rates and achieve policy goals. During the period between July 2008 and June 2010, the exchange rate between the RMB and the U.S. Dollar had been stable and traded within a narrow band. However, the Renminbi fluctuated significantly during that period against other freely traded currencies, in tandem with the U.S. Dollar. Since June 2010, the Renminbi has fluctuated against the U.S. Dollar, at times significantly and unpredictably, and in recent months the RMB has depreciated significantly against the U.S. Dollar. It is difficult to predict how market forces or PRC or U.S. government policy may impact the exchange rate between the RMB and the U.S. Dollar in the future.

Approximately half of Borqs’ revenues and costs are denominated in RMB. Any significant revaluation of RMB may materially and adversely affect Borqs’ cash flows, revenues, earnings and financial position, and the value of, and any dividends payable on, Borqs ordinary shares in U.S. dollars. For example, an appreciation of RMB against the U.S. dollar would make any new RMB denominated investments or expenditures more costly to Borqs, to the extent that it needs to convert U.S. dollars into RMB for such purposes. An appreciation of RMB against the U.S. dollar would also result in foreign currency translation losses for financial reporting purposes when Borqs translates its U.S. dollar denominated financial assets into RMB, as RMB is Borqs’ reporting currency. Conversely, a significant depreciation of the RMB against the U.S. dollar may significantly reduce the U.S. dollar equivalent of Borqs’ earnings, which in turn could adversely affect the price of its ordinary shares. Furthermore, a significant depreciation of the RMB against the U.S. dollar may have a material adverse impact on Borqs’ cash flow in the event Borqs needs to convert its RMB into U.S. dollars to repay its U.S. dollar denominated payment obligations.

PRC regulations relating to the establishment of offshore holding companies by PRC residents may subject Borqs’ PRC resident beneficial owners or Borqs’ PRC subsidiaries to liability or penalties, limit Borqs’ ability to inject capital into its PRC subsidiaries, limit its PRC subsidiaries’ ability to increase their registered capital or distribute profits to Borqs, or may otherwise adversely affect us.

The SAFE issued the Notice on Issues Relating to the Administration of Foreign Exchange in Fund-Raising and Round-Trip Investment Activities of Domestic Residents Conducted via Offshore Special Purpose Companies on October 26, 2005, or Circular 75, requiring PRC residents, including PRC resident individuals and PRC companies, to register with the local SAFE branch before establishing or controlling any company outside of China for the purpose of capital financing with assets or equities of PRC companies owned by such PRC residents, referred to in the notice as an “offshore special purpose vehicle.” The PRC resident individuals include not only PRC citizens, but also foreign natural persons who habitually reside in China due to economic interests. SAFE promulgated the Circular on Relevant Issues Concerning Foreign Exchange Control on Domestic Residents’ Offshore Investment and Financing and Roundtrip Investment through Special Purpose Vehicles, or Circular 37, on July 4, 2014, which replaced the Circular 75. Circular 37 requires PRC residents to register with local branches of SAFE in connection with their direct establishment or indirect control of an offshore entity, for the purpose of overseas investment and financing, with such PRC residents’ legally owned assets or equity interests in domestic enterprises or offshore assets or interests, referred to in Circular 37 as a “special purpose vehicle.” Under Circular 37, a PRC resident who is a foreign nature person is not required to complete the registration if he/she uses assets outside China or equity interests in offshore entities to special purpose vehicles. The term “control” under Circular 37 is broadly defined as the operation rights, beneficiary rights or decision-making rights acquired by the PRC residents in the offshore special purpose vehicles or PRC companies by such means as acquisition, trust, proxy, voting rights, repurchase, convertible bonds or other arrangements. Circular 37 further requires amendment to the registration in the event of any changes with respect to the basic information of the special purpose vehicle, such as changes in a PRC resident individual shareholder, name or operation period; or any significant changes with respect to the special purpose vehicle, such as increase or decrease of capital contributed by PRC individuals, share transfer or exchange, merger, division or other material event. If the shareholders of the offshore holding company who are PRC residents do not complete their registration with the local SAFE branches, the PRC subsidiaries may be prohibited from distributing their profits and proceeds from any reduction in capital, share transfer or liquidation to the offshore company, and the offshore company may be restricted in its ability to contribute additional capital to its PRC subsidiaries. Moreover, failure to comply with SAFE registration and amendment requirements described above could result in liability under PRC law for evasion of applicable foreign exchange restrictions. On February 28, 2015, SAFE promulgated a Notice on Further Simplifying and Improving Foreign Exchange Administration Policy on Direct Investment, or Circular 13, which became effective on June 1, 2015. In accordance with Circular 13, entities and individuals are required to apply for foreign exchange registration of foreign direct investment and overseas direct investment, including those required under the Circular 37, with qualified banks, instead of SAFE. The qualified banks, under the supervision of SAFE, directly examine the applications and conduct the registration.

Borqs has requested all of its current shareholders and/or beneficial owners to disclose whether they or their shareholders or beneficial owners fall within the ambit of Circular 37 and Circular 13 and will urge relevant shareholders, upon learning they are PRC residents, to register with the local SAFE branch as required under Circular 37 and Circular 13. As of the date of this proxy statement, Borqs is aware that a few of its natural person shareholders who are not PRC citizens may otherwise be deemed as PRC residents pursuant to the definitions under the SAFE regulations, but Borqs is not aware that any of them uses assets inside China or equity interest in PRC companies to invest in the Company. Before the issuance of Circular 37, Borqs had attempted to submit applications to the Beijing branch of SAFE for such individual shareholders in accordance with Circular 75, but those applications were not accepted by the Beijing branch of SAFE because those individuals are not PRC citizens. After Circular 37 became effective, Borqs understands these individuals are not required to conduct the registrations since they do not use assets within China or equity interests in PRC companies to invest in the Company. Borqs cannot assure you, however, that the SAFE’s opinion will be the same as Borqs’ opinion and all of these individuals can successfully complete required filings or updates on a timely manner, or at all in the event these individuals required to conduct the filings. Furthermore, as there is uncertainty concerning the reconciliation of the new regulations with other approval requirements, it is unclear how these regulations, and any further regulation concerning offshore or cross‑border transactions, will be interpreted, amended and implemented by the relevant government authorities. Borqs can provide no assurance that it currently is, and it will in the future continue to be, fully informed of identities of all its shareholders or beneficial owners who are PRC residents, and Borqs cannot provide any assurance that all of its shareholders and beneficial owners who are PRC residents will comply with its request to make, obtain or update any applicable registrations or comply with other requirements required by Circular 37 and Circular 13 or other related rules in a timely manner. Any failure or inability by any of its shareholders or beneficial owners who are PRC residents to comply with SAFE regulations may subject them to fines or other legal sanctions, such as potential liability for its PRC subsidiaries and, in some instances, for their legal representatives and other liable individuals, as well as restrictions on its ability to contribute additional capital into its PRC subsidiaries or its PRC subsidiaries’ ability to distribute dividends to, or obtain foreign‑exchange‑denominated loans from its offshore holding companies. As a result, Borqs business operations and its ability to make distributions to you could be materially and adversely affected.

Failure to comply with PRC regulations regarding the registration requirements for employee stock incentive plans may subject the PRC plan participants or Borqs to fines and other legal or administrative sanctions.

In December 2006, the People’s Bank of China promulgated the Administrative Measures of Foreign Exchange Matters for Individuals, which set forth the respective requirements for foreign exchange transactions by individuals (both PRC or non-PRC citizens) under either the current account or the capital account. In January 2007, SAFE issued implementing rules for the Administrative Measures of Foreign Exchange Matters for Individuals, which, among other things, specified approval requirements for certain capital account transactions such as a PRC citizen’s participation in the employee stock ownership plans or stock option plans of an overseas publicly‑listed company. In February 2012, SAFE promulgated the Notices on Issues Concerning the Foreign Exchange Administration for Domestic Individuals Participating in Stock Incentive Plans of Overseas Publicly‑Listed Companies, or the Stock Option Rules, which replaced the Application Procedures of Foreign Exchange Administration for Domestic Individuals Participating in Employee Stock Ownership Plans or Stock Option Plans of Overseas Publicly‑Listed Companies issued by SAFE in March 2007. Under these rules, PRC residents who participate in stock incentive plans in an overseas publicly‑listed company are required to register with SAFE or its local branches and complete certain other procedures. Participants of a stock incentive plan who are PRC residents must retain a qualified PRC agent, which could be a PRC subsidiary of such overseas publicly‑listed company or another qualified institution selected by such PRC subsidiary, to conduct the SAFE registration and other procedures with respect to the stock incentive plan on behalf of its participants. Such participants must also retain an overseas entrusted institution to handle matters in connection with their exercise of stock options, the purchase and sale of corresponding stocks or interests and fund transfers. In addition, the PRC agent is required to amend the SAFE registration with respect to the stock incentive plan if there is any material change to the stock incentive plan, the PRC agent or the overseas entrusted institution or other material changes.

Borqs and its PRC resident employees who participate in its employee stock incentive plans will be subject to these regulations when Borqs becomes a publicly‑listed company in the United States. If Borqs or its PRC option grantees fail to comply with these regulations, Borqs or its PRC option grantees may be subject to fines and other legal or administrative sanctions.

PRC regulations establish complex procedures for some acquisitions conducted by foreign investors, which could make it more difficult for Borqs to pursue growth through acquisitions in China.

The Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors, adopted by six PRC regulatory agencies in August 2006 and amended in June 2009, among other things, established additional procedures and requirements that could make merger and acquisition activities by foreign investors more time-consuming and complex. In addition, the Implementing Rules Concerning Security Review on the Mergers and Acquisitions by Foreign Investors of Domestic Enterprises, issued by the Ministry of Commerce in August 2011, specify that mergers and acquisitions by foreign investors involved in “an industry related to national security” are subject to strict review by the Ministry of Commerce, and prohibit any activities attempting to bypass such security review, including by structuring the transaction through a proxy or contractual control arrangement. Borqs believes that its business is not in an industry related to national security, but it cannot preclude the possibility that the Ministry of Commerce or other government agencies may publish explanations contrary to Borqs’ understanding or broaden the scope of such security reviews in the future, in which case Borqs’ future acquisitions in the PRC, including those by way of entering into contractual control arrangements with target entities, may be closely scrutinized or prohibited. Moreover, the Anti-Monopoly Law requires that the Ministry of Commerce be notified in advance of any concentration of undertaking if certain filing thresholds are triggered. Borqs may grow its business in part by directly acquiring complementary businesses in China. Complying with the requirements of the laws and regulations mentioned above and other PRC regulations to complete such transactions could be time-consuming, and any required approval processes, including obtaining approval from the Ministry of Commerce, may delay or inhibit its ability to complete such transactions, which could affect its ability to expand its business or maintain Borqs’ market share. Borqs’ ability to expand its business or maintain or expand its market share through future acquisitions would as such be materially and adversely affected.

Substantial uncertainties exist with respect to the enactment timetable, interpretation and implementation of draft PRC Foreign Investment Law and how it may impact the viability of Borqs’ current corporate structure, corporate governance and business operations.

The Ministry of Commerce published a discussion draft of the proposed Foreign Investment Law in January 2015 aiming to, upon its enactment, replace the trio of existing laws regulating foreign investment in China, namely, the Sino-foreign Equity Joint Venture Enterprise Law, the Sino-foreign Cooperative Joint Venture Enterprise Law and the Wholly Foreign-invested Enterprise Law, together with their implementation rules and ancillary regulations. The draft Foreign Investment Law embodies an expected PRC regulatory trend to rationalize its foreign investment regulatory regime in line with prevailing international practice and the legislative efforts to unify the corporate legal requirements for both foreign and domestic investments. The Ministry of Commerce is currently soliciting comments on this draft and substantial uncertainties exist with respect to its enactment timetable, interpretation and implementation. The draft Foreign Investment Law, if enacted as proposed, may materially impact the viability of Borqs’ current corporate structure, corporate governance and business operations in many aspects.

Among other things, the draft Foreign Investment Law expands the definition of foreign investment and introduces the principle of “actual control” in determining whether a company should be treated as a foreign-invested enterprise, or an FIE. According to the definition set forth in the draft Foreign Investment Law, FIEs refer to enterprises established in China pursuant to PRC law that are solely or partially invested by foreign investors. The draft Foreign Investment Law specifically provides that entities established in China (without direct foreign equity ownership) but “controlled” by foreign investors, through contract or trust for example, will be treated as FIEs. Once an entity falls within the definition of FIE, it may be subject to foreign investment “restrictions” or “prohibitions” set forth in a “negative list” to be separately issued by the State Council later. If an FIE proposes to conduct business in an industry subject to foreign investment “restrictions” in the “negative list,” the FIE must go through a market entry clearance by the Ministry of Commerce before being established. If an FIE proposes to conduct business in an industry subject to foreign investment “prohibitions” in the “negative list,” it must not engage in the business. However, an FIE, during the market entry clearance process, may apply in writing to be treated as a PRC domestic enterprise if its foreign investor(s) is/are ultimately “controlled” by PRC government authorities and its affiliates and/or PRC citizens. In this connection, “control” is broadly defined in the draft law to cover the following summarized categories: (i) holding 50% of more of the voting rights of the subject entity; (ii) holding less than 50% of the voting rights of the subject entity but having the power to secure at least 50% of the seats on the board or other equivalent decision making bodies, or having the voting power to exert material influence on the board, the shareholders’ meeting or other equivalent decision making bodies; or (iii) having the power to exert decisive influence, via contractual or trust arrangements, over the subject entity’s operations, financial matters or other key aspects of business operations.

The “variable interest entity” structure, or VIE structure, has been adopted by many PRC-based companies, including us, to obtain necessary licenses and permits in the industries that are currently subject to foreign investment restrictions in China. Under the draft Foreign Investment Law, variable interest entities that are controlled via contractual arrangement would also be deemed as FIEs, if they are ultimately “controlled” by foreign investors. Therefore, for any companies with a VIE structure in an industry category that is included in the “negative list” as restricted industry, the VIE structure may be deemed legitimate only if the ultimate controlling person(s) is/are of PRC nationality (either PRC government authorities and its affiliates or PRC citizens). Conversely, if the actual controlling person(s) is/are of foreign nationalities, then the variable interest entities will be treated as FIEs and any operation in the industry category on the “negative list” without market entry clearance may be considered as illegal.

The draft Foreign Investment Law has not taken a position on what actions shall be taken with respect to the existing companies with a VIE structure, whether or not these companies are controlled by Chinese parties, while it is soliciting comments from the public on this point. Moreover, it is uncertain whether the telecommunication business, in which Borqs’ variable interest entity operate, will be subject to the foreign investment restrictions or prohibitions set forth in the “negative list” to be issued. If the enacted version of the Foreign Investment Law and the final “negative list” mandate further actions, such as Ministry of Commerce market entry clearance, to be completed by companies with existing VIE structure like us, Borqs faces uncertainties as to whether such clearance can be timely obtained, or at all.

The draft Foreign Investment Law, if enacted as proposed, may also materially impact its corporate governance practice and increase its compliance costs. For instance, the draft Foreign Investment Law imposes stringent ad hoc and periodic information reporting requirements on foreign investors and the applicable FIEs.

Aside from investment implementation report and investment amendment report that are required at each investment and alteration of investment specifics, an annual report is mandatory, and large foreign investors meeting certain criteria are required to report on a quarterly basis. Any company found to be non-compliant with these information reporting obligations may potentially be subject to fines and/or administrative or criminal liabilities, and the persons directly responsible may be subject to criminal liabilities.

The enforcement of the labor laws and other labor‑related regulations in the PRC may adversely affect Borqs’ results of operations.

On June 29, 2007, the Standing Committee of the National People’s Congress of China enacted the Labor Contract Law, which became effective on January 1, 2008. The Labor Contract Law introduces specific provisions related to fixed-term employment contracts, part-time employment, probation, consultation with labor union and employee assemblies, employment without a written contract, dismissal of employees, severance, and collective bargaining, which together represent enhanced enforcement of labor laws and regulations. According to the Labor Contract Law, an employer is obliged to sign an unlimited-term labor contract with any employee who has worked for the employer for ten consecutive years. Further, if an employee requests or agrees to renew a fixed-term labor contract that has already been entered into twice consecutively, the resulting contract must have an unlimited term, with certain exceptions. The employer must pay severance to an employee where a labor contract is terminated or expires, with certain exceptions. In addition, the government has continued to introduce various new labor‑related regulations after the effectiveness of the Labor Contract Law. Among other things, it is required that that annual leave ranging from five to 15 days be made available to employees and that the employee be compensated for any untaken annual leave days in the amount of three times of the employee’s daily salary, subject to certain exceptions. As a result of these regulations designed to enhance labor protection and increasing labor costs in China, Borqs’ labor costs have increased. In addition, as the interpretation and implementation of these new regulations are still evolving, Borqs cannot assure you that its employment practice will at all times be deemed in compliance with the new regulations. If Borqs is subject to severe penalties or incur significant liabilities in connection with labor disputes or investigations, its business and results of operations may be adversely affected.

Borqs’ failure to make adequate contributions to various employee benefit plans as required by PRC regulations may subject Borqs to penalties.

Companies operating in China are required to participate in various government sponsored employee benefit plans, including certain social insurance, housing funds and other welfare‑oriented payment obligations. Borqs’ failure to make contributions to various employee benefit plans and to comply with applicable PRC labor‑related laws may subject them to late payment penalties. If Borqs is subject to such penalties in relation to the underpaid employee benefits, its financial condition and results of operations may be adversely affected.

If the custodians or authorized users of Borqs controlling non-tangible assets, including corporate chops and seals, fail to fulfill their responsibilities or misappropriate or misuse those assets, Borqs’ business and operations could be materially and adversely affected.

In China, a company chop or seal serves as the legal representation of the company towards third parties even when unaccompanied by a signature. Under PRC law, legal documents for corporate transactions, including contracts and leases that its business relies upon, are executed using “corporate chops,” which are instruments that contain either the official seal of the signing entity or the signature of a legal representative whose designation is registered and filed with the State Administration for Industry and Commerce, or SAIC.

Borqs’ PRC subsidiaries generally execute legal documents with corporate chops. One or more of Borqs’ corporate chops may be used to, among other things, execute commercial sales or purchase contracts, procurement contracts and office leases, open bank accounts, issue checks and to issue invoices. Borqs believes that it has sufficient controls in place over access to and use of the chops. Borqs’ chops, or chops, including the chops at headquarters level and of each PRC subsidiary, are kept securely at its legal department under the direction of the executive officers at vice president level or higher. Use of chops requires proper approvals in accordance with Borqs’ internal control procedures. The custodian at Borqs’ legal department also maintains a log to keep a detailed record or each use of the chops.

However, Borqs cannot assure you that unauthorized access to or use of those chops can be prevented. Borqs’ designated employees who hold the corporate chops could abuse their authority by, for example, binding Borqs to contracts against its interests or intentions, which could result in economic harm, disruption or its operations or other damages to them as a result of any contractual obligations, or resulting disputes, that might arise. If the party contracting with Borqs did not act in good faith under such circumstances, then it could incur costs to nullify such contracts. Such corporate or legal action could involve significant time and resources, while distracting management from its operations. In addition, Borqs may not be able to recover corporate assets that are sold or transferred out of its control in the event of such a misappropriation if a transferee relies on the apparent authority of the representative and acts in good faith.

If a designated employee uses a chop in an effort to obtain control over one or more of Borqs’ PRC subsidiaries, it would need to take legal action to seek the return of the applicable chop(s), apply for a new chop(s) with the relevant authorities or otherwise seek legal redress for the violation of their duties. During any period where Borqs loses effective control of the corporate activities of one or more of its PRC subsidiaries as a result of such misuse or misappropriation, the business activities of the affected entity could be disrupted and Borqs could lose the economic benefits of that aspect of its business. To the extent those chops are stolen or are used by unauthorized persons or for unauthorized purposes, the corporate governance of these entities could be severely and adversely compromised and the operations of those entities could be significantly and adversely impacted.

The financial statements included in this proxy statement are audited by an auditor who is not inspected by the Public Company Accounting Oversight Board and, as such, you are deprived of the benefits of such inspection.

Borqs’ independent registered public accounting firm, as auditors of companies that are traded publicly in the United States and a firm registered with the PCAOB, is required by the laws of the United States to undergo regular inspections by the PCAOB to assess its compliance with the laws of the United States and professional standards. Because Borqs’ auditors are located in the PRC, a jurisdiction where the PCAOB is currently unable to conduct inspections without the approval of the Chinese authorities, its auditors are not currently inspected by the PCAOB. In May 2013, PCAOB announced that it had entered into a Memorandum of Understanding on Enforcement Cooperation with the CSRC and the Ministry of Finance, which establishes a cooperative framework between the parties for the production and exchange of audit documents relevant to investigations undertaken by PCAOB, the China Securities Regulatory Commission, or the CSRC, or the Ministry of Finance in the United States and the PRC, respectively. PCAOB continues to be in discussions with the CSRC and the Ministry of Finance to permit joint inspections in the PRC of audit firms that are registered with PCAOB and audit Chinese companies that trade on U.S. exchanges.

Inspections of other firms that the PCAOB has conducted outside China have identified deficiencies in those firms’ audit procedures and quality control procedures, which may be addressed as part of the inspection process to improve future audit quality. This lack of PCAOB inspections in China prevents the PCAOB from regularly evaluating Borqs’ auditor’s audits and its quality control procedures. As a result, investors may be deprived of the benefits of PCAOB inspections.

The inability of the PCAOB to conduct inspections of auditors in China makes it more difficult to evaluate the effectiveness of Borqs’ auditor’s audit procedures or quality control procedures as compared to auditors outside of China that are subject to PCAOB inspections. Investors may lose confidence in Borqs’ reported financial information and procedures and the quality of its financial statements.

Borqs’ contractual arrangements may not be as effective in providing control over the variable interest entity as direct ownership.

Borqs relies on contractual arrangements with its variable interest entity to operate part of its businesses in China and other businesses in which foreign investment is restricted or prohibited. These contractual arrangements may not be as effective as direct ownership in providing Borqs with control over its variable interest entity and its subsidiaries. If Borqs had direct ownership of the variable interest entity, Borqs would be able to exercise its rights as an equity holder directly to effect changes in the boards of directors of the variable interest entity, which could effect changes at the management and operational level. Under its contractual arrangements, Borqs may not be able to directly change the members of the boards of directors of the variable interest entity and would have to rely on the variable interest entity and the variable interest entity equity holders to perform their obligations in order to exercise control over the variable interest entity. The variable interest entity equity holders may have conflicts of interest with Borqs or its shareholders, and they may not act in the best interests of Borqs or may not perform their obligations under these contracts. For example, Borqs’ variable interest entity and its respective equity holders could breach their contractual arrangements with them by, among other things, failing to conduct their operations, including maintaining Borqs’ websites and using its domain names and trademarks which the variable interest entity has exclusive rights to use, in an acceptable manner or taking other actions that are detrimental to Borqs’ interests. Pursuant to the call option, Borqs may replace the equity holders of the variable interest entity at any time pursuant to the contractual arrangements. However, if any equity holder is uncooperative and any dispute relating to these contracts or the replacement of the equity holders remains unresolved, Borqs will have to enforce its rights under the contractual arrangements through the operations of PRC law and arbitral or judicial agencies, which may be costly and time-consuming and will be subject to uncertainties in the PRC legal system.

Any failure by Borqs’ variable interest entity or its equity holders to perform their obligations under the contractual arrangements would have a material adverse effect on Borqs’ business, financial condition and results of operations.

If Borqs’ variable interest entity or its equity holders fail to perform their respective obligations under the contractual arrangements, Borqs may have to incur substantial costs and expend additional resources to enforce such arrangements. Although Borqs has entered into exclusive option agreements in relation to the variable interest entity, which provide that Borqs may exercise an option to acquire, or nominate a person to acquire, ownership of the equity in that entity to the extent permitted by applicable PRC laws, rules and regulations, the exercise of these call options is subject to the review and approval of the relevant PRC governmental authorities. Borqs has also entered into share pledge agreements with respect to the variable interest entity to secure certain obligations of the variable interest entity or its equity holders to Borqs under the contractual arrangements. However, the enforcement of such agreements through arbitral or judicial agencies may be costly and time-consuming and will be subject to uncertainties in the PRC legal system. Moreover, Borqs’ remedies under the share pledge agreements are primarily intended to help it collect debts owed to it by the variable interest entity or the variable interest entity equity holders under the contractual arrangements and may not help Borqs in acquiring the assets or equity of the variable interest entity.

In addition, although the terms of the contractual arrangements provide that they will be binding on the successors of the variable interest entity equity holders, as those successors are not a party to the agreements, it is uncertain whether the successors in case of the death, bankruptcy or divorce of a variable interest entity equity holder will be subject to or will be willing to honor the obligations of such variable interest entity equity holder under the contractual arrangements. If the variable interest entity or its equity holder (or its successor), as applicable, fails to transfer the shares of the variable interest entity according to the respective exclusive option agreement or share pledge agreement, Borqs would need to enforce its rights under the exclusive option agreement or share pledge agreement, which may be costly and time-consuming and may not be successful. The contractual arrangements are governed by PRC law and provide for the resolution of disputes through arbitration or court proceedings in China. Accordingly, these contracts would be interpreted in accordance with PRC law and any disputes would be resolved in accordance with PRC legal procedures. The legal system in the PRC is not as developed as in some other jurisdictions, such as the United States. Moreover, there are very few precedents and little formal guidance as to how contractual arrangements in the context of a variable interest entity should be interpreted or enforced under PRC law, and as a result it may be difficult to predict how an arbitration panel or court would view such contractual arrangements. As a result, uncertainties in the PRC legal system could limit Borqs’ ability to enforce the contractual arrangements. Under PRC law, if the losing parties fail to carry out the arbitration awards or court judgments within a prescribed time limit, the prevailing parties may only enforce the arbitration awards or court judgments in PRC courts, which would require additional expense and delay. In the event Borqs is unable to enforce the contractual arrangements, it may not be able to exert effective control over the variable interest entity and its subsidiaries, and Borqs’ ability to conduct its business, as well as its financial condition and results of operations, may be materially and adversely affected.

Borqs may lose the ability to use, or otherwise benefit from, the licenses, approvals and assets held by its variable interest entity, which could severely disrupt its business, render Borqs unable to conduct some or all of its business operations and constrain its growth.

Although the significant majority of Borqs’ revenues are generated, and the significant majority of its operational assets are held, by its wholly-foreign owned enterprises, which are Borqs’ subsidiaries, its variable interest entity hold licenses and approvals and assets that are necessary for Borqs’ business operations, as well as equity interests in a series of its portfolio companies, to which foreign investments are typically restricted or prohibited under applicable PRC law. The contractual arrangements contain terms that specifically obligate variable interest entity equity holders to ensure the valid existence of the variable interest entity and restrict the disposal of material assets of the variable interest entity. However, in the event the variable interest entity equity holders breach the terms of these contractual arrangements and voluntarily liquidate the variable interest entity or any of its subsidiary, or any of these entities declares bankruptcy and all or part of its assets become subject to liens or rights of third-party creditors, or are otherwise disposed of without Borqs’ consent, it may be unable to conduct some or all of its business operations or otherwise benefit from the assets held by the variable interest entity or its subsidiaries, which could have a material adverse effect on its business, financial condition and results of operations. Furthermore, if Borqs’ variable interest entity undergoes a voluntary or involuntary liquidation proceeding, its equity holders or unrelated third-party creditors may claim rights to some or all of the assets of such variable interest entity, thereby hindering its ability to operate its business as well as constrain its growth.

The equity holders, directors and executive officers of the variable interest entity, as well as Borqs’ employees who execute other strategic initiatives may have potential conflicts of interest with Borqs.

PRC laws provide that a director and an executive officer owes a fiduciary duty to the company he or she directs or manages. The directors and executive officers of the variable interest entity, must act in good faith and in the best interests of the variable interest entity and must not use their respective positions for personal gain. Borqs controls its variable interest entity through contractual arrangements and the business and operations of its variable interest entity are closely integrated with the business and operations of its subsidiaries. Nonetheless, conflicts of interests for these individuals may arise due to dual roles both as directors and executive officers of the variable interest entity and as directors or employees of Borqs, and may also arise due to dual roles both as variable interest entity equity holders and as directors or employees of Borqs. Borqs cannot assure you that these individuals will always act in the best interests of Borqs should any conflicts of interest arise, or that any conflicts of interest will always be resolved in Borqs’ favor. Borqs also cannot assure you that these individuals will ensure that the variable interest entity will not breach the existing contractual arrangements. If Borqs cannot resolve any such conflicts of interest or any related disputes, Borqs would have to rely on legal proceedings to resolve these disputes and/or take enforcement action under the contractual arrangements. There is substantial uncertainty as to the outcome of any such legal proceedings.

The contractual arrangements with Borqs’ variable interest entity may be subject to scrutiny by the PRC tax authorities. Any adjustment of related party transaction pricing could lead to additional taxes, and therefore substantially reduce Borqs’ consolidated net income and the value of your investment.

The tax regime in China is rapidly evolving and there is significant uncertainty for taxpayers in China as PRC tax laws may be interpreted in significantly different ways. The PRC tax authorities may assert that Borqs or its subsidiaries or the variable interest entity or their equity holders owe and/or are required to pay additional taxes on previous or future revenue or income. In particular, under applicable PRC laws, rules and regulations, arrangements and transactions among related parties, such as the contractual arrangements with Borqs’ variable interest entity, may be subject to audit or challenge by the PRC tax authorities. If the PRC tax authorities determine that any contractual arrangements were not entered into on an arm’s length basis and therefore constitute a favorable transfer pricing, the PRC tax liabilities of the relevant subsidiaries and/or variable interest entity and/or variable interest entity equity holders could be increased, which could increase Borqs’ overall tax liabilities. In addition, the PRC tax authorities may impose late payment interest. Borqs’ net income may be materially reduced if its tax liabilities increase.

Risk Factors Relating to the Redemption

Unlike many blank check companies, we do not have a specified maximum percentage redemption threshold, but we may be unable to consummate the Business Combination if there are substantial redemptions by our public shareholders.

Since we have no specified percentage threshold for redemption in our charter other than the 15% threshold, our structure is different in this respect from the structure that has been used by many blank check companies. Many blank check companies would not be able to consummate a business combination if the holders of the company’s public shares voted against a proposed business combination and elected to redeem or convert more than a specified percentage of the shares sold in such company’s initial public offering, which percentage threshold has typically been between 19.99% and 39.99%. The absence of such a redemption threshold makes it easier for us to consummate a business combination with which a substantial number of our shareholders may not agree. Each redemption of public shares by our public shareholders will decrease the amount in our trust account, which held approximately $53.2 million as of May 15, 2017.

However, we are limited by the need to have at least $5,000,001 in net tangible assets. Additionally, pursuant to the Merger Agreement, we are required to have at least $24,000,000 in available cash as of the Closing of the Business Combination and following any redemptions. This condition effectively requires us to generate at least $24.0 million in gross proceeds in a separate private placement financing or pursuant to the Backstop Commitment if the holders of all the 5,096,004 public shares outstanding as of April 20, 2017 redeem their shares in connection with the Business Combination (if the Business Combination were consummated as of that date). As a result, even if the Business Combination Proposal is approved, we may be unable to consummate the Business Combination unless we can raise sufficient gross proceeds to maintain at least $5,000,001 in net tangible assets or $24,000,000 in cash after redemptions.

If you or a “group” of shareholders of which you are a part are deemed to hold an aggregate of 15% or more of our ordinary shares issued in our IPO, you (or, if a member of such a group, all of the members of such group in the aggregate) will lose the ability to redeem all such shares in excess of 15% of our ordinary shares issued in our IPO.

A public shareholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the outstanding shares issued in our IPO. We refer to such shares aggregating 15% or more of the shares issued in our IPO as “Excess Shares”. In order to determine whether a shareholder is acting in concert or as a group with another shareholder, Pacific will require each public shareholder seeking to exercise redemption rights to certify to Pacific whether such shareholder is acting in concert or as a group with any other shareholder. Such certifications, together with other public information relating to share ownership available to Pacific at that time, such as Section 13D, Section 13G and Section 16 filings under the Exchange Act, will be the sole basis on which Pacific makes the above-referenced determination. A public shareholder’s inability to redeem any Excess Shares will reduce that shareholder’s influence over our ability to consummate the Business Combination. A shareholder could suffer a material loss on its investment in us if it sold Excess Shares in open market transactions. Additionally, a shareholder will not receive redemption distributions with respect to its Excess Shares if we consummate the Business Combination. As a result, any such shareholder will continue to hold that number of shares equal to its Excess Shares and, in order to dispose of such shares, would be required to sell its shares in open market transactions, potentially at a loss. Notwithstanding the foregoing, shareholders may challenge Pacific’s determination as to whether a shareholder is acting in concert or as a group with another shareholder in a court of competent jurisdiction.

There is no guarantee that a shareholder’s decision whether to redeem its shares for a pro rata portion of the trust account will put the shareholder in a better future economic position.

We can give no assurance as to the price at which a shareholder may be able to sell its public shares in the future following the completion of the Business Combination or any alternative business combination. Certain events following the consummation of any business combination, including the Business Combination, may cause an increase in our share price, and may result in a lower value realized now than a shareholder of Pacific might realize in the future had the shareholder not elected to redeem such shareholder’s shares. Similarly, if a shareholder does not redeem its shares, the shareholder will bear the risk of ownership of the public shares after the consummation of any business combination, and there can be no assurance that a shareholder can sell its shares in the future for a greater amount than the redemption price set forth in this proxy statement. A shareholder should consult the shareholder’s own tax and/or financial advisor for assistance on how this may affect his, her or its individual situation.
If our shareholders fail to comply with the redemption requirements specified in this proxy statement, they will not be entitled to redeem their ordinary shares for a pro rata portion of the funds held in our trust account.

Holders of public shares are required to affirmatively vote either for or against the Business Combination Proposal in order to exercise their rights to redeem their shares for a pro rata portion of the trust account. In addition, in order to exercise their redemption rights, they are required to submit a request in writing and deliver their shares (either physically or electronically) to our transfer agent at least two business days prior to the Meeting. Shareholders electing to redeem their shares will receive their pro rata portion of the trust account (including interest earned and not previously released for payment of taxes or working capital requirements), calculated as of two business days prior to the anticipated consummation of the Business Combination. See the section entitled “Meeting of Pacific Shareholders — Redemption Rights” for additional information on how to exercise your redemption rights.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Pacific is providing the following unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the Business Combination.

The following unaudited pro forma condensed combined balance sheet as of March 31, 2017 combines the unaudited historical condensed consolidated interim balance sheet of Borqs as of December 31, 2016 with the unaudited historical condensed consolidated balance sheet of Pacific as of March 31, 2017, giving effect to the Business Combination as if it had been consummated as of March 31, 2017.

The following unaudited pro forma condensed combined statement of operations for the nine months ended March 31, 2017 combines the unaudited historical condensed consolidated interim statement of operations of Borqs for the nine months ended December 31, 2016 with the unaudited historical condensed statement of operations of Pacific for the nine months ended March 31, 2017, giving effect to the Business Combination as if it had occurred on July 1, 2015.

The following unaudited pro forma condensed combined income statement for the year ended June 30, 2016 combines the unaudited historical condensed consolidated interim statement of operations of Borqs for the twelve months ended June 30, 2016 with the audited historical statement of operations of Pacific for the year ended June 30, 2016, giving effect to the Business Combination as if it had occurred on July 1, 2015.

The historical financial information has been adjusted to give effect to pro forma events that are related and/or directly attributable to the Business Combination, are factually supportable and are expected to have a continuing impact on the combined results. The adjustments presented in the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the Business Combination.

The historical financial information of Borqs was derived from the audited consolidated financial statements of Borqs for the years ended December 31, 2016 and 2015 and the unaudited condensed consolidated interim financial statements of Borqs for the six months ended June 30, 2016 and 2015 included elsewhere in this proxy statement. The historical financial information of Pacific was derived from the audited financial statements of Pacific for the year ended June 30, 2016 and the unaudited condensed consolidated financial statements of Pacific for the nine months ended March 31, 2017 and 2016 included elsewhere in this proxy statement. This information should be read together with Borqs’ and Pacific’s audited and unaudited financial statements and related notes, “Borqs’ Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Pacific’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included elsewhere in this proxy statement.

The unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience. Borqs and Pacific have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The Business Combination will be accounted for as a reverse merger in accordance with accounting principles generally accepted in the United States of America. Under this method of accounting, Pacific will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on Borqs comprising the ongoing operations of the combined entity, Borqs’ senior management comprising the senior management of the combined company, and Borqs’ shareholders having a majority of the voting power of the combined company. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of Borqs issuing stock for the net assets of Pacific, accompanied by a recapitalization. The net assets of Pacific will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of Borqs.

The unaudited pro forma condensed combined financial statements give effect to Pacific’s extension of the date by which it has to consummate a Business Combination. As a result of the extension amendment, 653,996 ordinary shares were redeemed for $6,801,558, which was released from the trust accounts. In addition, the pro forma condensed combined financial statements give effect to the contribution of $0.03 per share, or $153,000, to the trust account for each public share that was not redeemed in connection with the extension amendment.

Pursuant to the Merger Agreement, as amended, the aggregate consideration to be paid in the Business Combination will consist of Merger Consideration Shares. The number of shares comprising the Merger Consideration Shares will be calculated in accordance with the terms of the Merger Agreement, and is estimated to be approximately 25,979,038 ordinary shares. The aggregate number of the Company’s ordinary shares that will be issued to Borqs’ equity holders at the closing of the Business Combination will be equal to (A) $270,000,000 less (B) the amount of Closing Net Indebtedness (as defined in the Merger Agreement) plus (C) the amount, if any, by which the Closing Net Working Capital (as defined in the Merger Agreement) exceeds the Target Maximum Net Working Capital Amount (as defined in the Merger Agreement) minus (D) the amount, if any, by which the Target Minimum Net Working Capital Amount (as defined in the Merger Agreement) exceeds the Closing Net Working Capital plus (E) the amount of Excess Capped; Expenses (as defined in the Merger Agreement), if any, divided by (b) $10.40.

Of the Merger Consideration Shares, and assuming, based on the unaudited pro forma financial statements included in this proxy statement, that the adjusted equity valuation of Borqs is $270,182,000 as of the closing, a total of 25,979,038 shares will be issued at the closing, with between 2,352,285 and 3,846,154 of such shares (together with any equity securities paid as dividends or distributions with respect to such shares or into which such shares are exchanged or converted, the “Earnout Shares”) contingent and deposited into escrow to be released (or with respect to certain of such Earnout Shares, to be cancelled in connection with an issuance of replacement shares by Pacific) to the Sellers in the event certain net income earnout conditions are met during the period beginning on July 1, 2017 to June 30, 2018 (the “Earnout Period”). The exact number of shares contingent as Earnout Shares will depend on the amount of redemptions by Pacific’s shareholders and the amount of money raised by Pacific in the PIPE Investment or Backstop Commitment (described below). 2,352,285 of such Earnout Shares (the “Backstop Guarantee Shares”) will be issued in the name of the Backstop Commitment Investor (as defined in the accompanying proxy statement) and to the extent that the earnout conditions are not met, such Backstop Guarantee Shares will be released to the Backstop Commitment Investor. Any additional Earnout Shares (the “Net Income Shares”) will be issued in the name of the Sellers and to the extent that the earnout conditions are not met, such Net Income Shares will be released to Pacific and cancelled. Four percent (4%) of (a) the shares otherwise due to the Sellers at the Closing (excluding any Earnout Shares), or 885,315 shares assuming that the full 3,846,154 Earnout Shares are issued and an adjusted equity valuation of $270,182,000 as of the closing, and (b) any Earnout Shares earned by the Sellers (collectively, the “Indemnity Escrow Shares”, and together any other dividends, distributions or other income on the Indemnity Escrow Shares, the “Indemnity Escrow Property”) will be deposited in escrow to support certain indemnification obligations under the Merger Agreement. The exact number of shares issued to Sellers stated herein will depend on customary final pre-closing calculations related to Borqs financials (including final working capital figures) and the number of shares contingent as Earnout Shares, as described above.

Pursuant to the Merger Agreement, immediately prior to the closing of the Business Combination, and giving effect to the completion of any redemptions, but excluding the payment of Pacific’s reasonable expenses, the amount in the trust account, together with the proceeds from any private placement financing conducted by Pacific, shall be no less than $24,000,000.

As a condition to the Business Combination and as further discussed in the accompanying proxy statement, we have received commitments from the Backstop Commitment Investor pursuant to which it has agreed to purchase up to $24.0 million of our ordinary shares (or potentially more, at the Backstop Commitment Investor’s sole election) through (i) open market or privately negotiated transactions with third parties, (ii) a private placement with consummation to occur concurrently with that of the Business Combination, or (iii) a combination thereof, in order to ensure that there is at least $24.0 million in cash available in the Company immediately following the Business Combination (the “Backstop Commitment”). As consideration for the Backstop Commitment, the Backstop Commitment Investor will be entitled to receive the Backstop Guarantee Shares to the extent that certain net income earnout milestones are not achieved.

It is anticipated that, following completion of the Business Combination and assuming (i) no redemptions of Pacific’s shares and the issuance of additional shares in the PIPE Investment or Backstop Commitment, such that there is a total of $57.5 million left in trust along with the proceeds from such PIPE Investment or Backstop Commitment, (ii) that, based on the unaudited pro forma financial statements included in this proxy statement, the adjusted equity valuation is $270,182,000 as of the closing, (iii) the issuance of the Indemnity Escrow Shares to the Sellers, which are deposited in escrow, (iv) the issuance of the Backstop Guarantee Shares to the Backstop Commitment Investor, and (v) excluding, for purposes of the following ownership interest calculations, the issuance of 1,493,869 Merger Consideration Shares which could potentially be Net Income Shares to be held in escrow for the Sellers, subject to forfeiture, Pacific’s existing shareholders, including our Sponsor, will retain an ownership interest of approximately 31.2% of the Company, and Sellers will own approximately 68.8% of the outstanding ordinary shares of the Company. These percentages are calculated based on a number of assumptions (as described in the accompanying proxy statement) and are subject to adjustment in accordance with the terms of the Merger Agreement.

Using the same assumptions, if 2,796,929 of the public shares are redeemed for cash, which assumes the maximum redemption of the Company’s ordinary shares as of March 31, 2017 such that the trust account maintains the minimum required balance of $24,000,000, Borqs will own approximately 75.3% and the other Pacific shareholders will own approximately 24.7% of the Company’s ordinary shares to be outstanding immediately after the Business Combination.

Pacific cannot predict how many of its public shareholders will elect to redeem their shares for cash. As a result, it has elected to provide pro forma financial statements under the following two circumstances: (1) no holders of the Pacific’s ordinary shares exercise their right to have their shares redeemed upon the consummation of the Business Combination and (2) holders of no more than 2,796,929 of Pacific’s ordinary shares elect to have their shares redeemed upon the consummation of the Business Combination at the conversion price of approximately $10.43 per share, which represents the maximum redemption such that the trust account maintains the minimum required balance of $24,000,000 and is a full pro rata share of the trust account as of March 31, 2017. The actual results are likely to be in between the results shown, but there can be no assurance that will be the case. Additionally, Borqs completed a Series E preferred stock financing for an aggregate of $9 million on February 8, 2017 and March 2, 2017. The sale of such preferred shares will not alter the amount of consideration shares that will be issued to Borqs at closure of the Business Combination.

Included in the shares outstanding and weighted average shares outstanding as presented in the pro forma condensed combined financial statements are 22,132,884 of the Company’s ordinary shares to be issued to Borqs.

The continuing impact from the changes in the value of the contingent consideration in connection with the Earnout Shares is not reflected in these unaudited pro forma condensed combined financial statements, as such value is variable in nature and dependent on Borqs’ future performance, including the 1,493,869 Merger Consideration Shares that have been excluded because they potentially could be Net Income Shares and contingent and subject to forfeiture.

PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF MARCH 31, 2017
(UNAUDITED) (in thousands)

	(A)	(B)
	Borqs	Pacific	Pro Forma Adjustments Assuming No Redemptions		Pro Forma Balance Sheet Assuming No Redemptions	Pro Forma Adjustments Assuming Maximum Redemptions		Pro Forma Balance Sheet Assuming Maximum Redemptions
Assets
Current assets:
Cash and cash equivalents	$3,610	$396	$53,172	(3)
			(6,754	)(4)		1,459	(4)
			(392	)(5)	$50,032	$(29,172	)(6)	$22,319
Restricted cash	1,153	—	—		1,153	—		1,153
Accounts receivable	28,257	—	—		28,257	—		28,257
Accounts receivable from related parties	490	—	(490	)(5)	—	—		—
Receivable from MVNO franchises	4,319	—	—		4,319	—		4,319
Inventories	12,682	—			12,682	—		12,682
Deferred cost of revenues	969	—	—		969	—		969
Prepaid expenses and current assets	6,599	49	—		6,648	—		6,648
Total Current Assets	58,079	445	45,536		104,060	(27,713)		76,347
Non-current assets:
Cash and marketable securities held in Trust Account	—	59,821	(6,802	)(1)
			153	(2)
			(53,172	)(3)	—	—		—
Property and equipment, net	1,488	—	—		1,488	—		1,488
Intangible assets, net	15,498	—	—		15,498	—		15,498
Goodwill	693	—	—		693	—		693
Deferred tax asset	1,054	—	—		1,054	—		1,054
Deferred cost of revenues	689	—	—		689	—		689
Other assets	529	—	295	(4)	824	—		824
Total Non-Current Assets	19,951	59,821	(59,526)		20,246	—		20,246
Total Assets	$78,030	$60,266	$(13,990)		$124,306	$(27,713)		$96,593

Liabilities
Current liabilities:
Accounts payable and accrued expenses	$30,325	$199	$—		$30,524	$—		$30,524
Advance from related parties	—	229	(229	)(5)	—	—		—
Convertible promissory note – related party	—	500	153	(2)
			(653	)(5)	—	—		—
Short-term bank borrowings	6,306	—	—		6,306	—		6,306
Deferred revenue	11,995	—	—		11,995	—		11,995
Current portion of long-term bank borrowings	1,381	—	—		1,381	—		1,381
Income tax payable	847	—	—		847	—		847
Deferred government grant	264	—	—		264	—		264
Total Current Liabilities	51,118	928	(729)		51,317	—		51,317
Non-current liabilities:
Long-term bank borrowings	4,491	—	—		4,491	—		4,491
Unrecognized tax benefits	1,755	—	—		1,755	—		1,755
Warrant liabilities	1,344	—	—		1,344	—		1,344
Deferred tax liabilities	1,539	—	—		1,539	—		1,539
Deferred revenue	2,428	—	—		2,428	—		2,428
Non-current portion of deferred government grants	1,844	—	—		1,844	—		1,844
Total Non-Current Liabilities	13,401	—	—		13,401	—		13,401
Total Liabilities	64,519	928	(729)		64,718	—		64,718

Commitments and Contingencies
Mezzanine Equity
Ordinary shares subject to possible redemption	—	54,338	(6,802	)(1)
			(47,536	)(6)	—	—		—
Series A convertible redeemable preferred shares	11,970	—	(11,970	)(7)	—	—		—
Series B convertible redeemable preferred shares	26,126	—	(26,126	)(7)	—	—		—
Series C convertible redeemable preferred shares	21,069	—	(21,069	)(7)	—	—		—
Series D convertible redeemable preferred shares	9,697	—	(9,697	)(7)	—	—		—
Total Mezzanine Equity	68,862	54,338	(123,200)		—	—		—

Shareholders’ Equity (Deficit)
Ordinary shares	54	6,875	47,536	(6)
			68,111	(7)	122,576	(29,172	)(6)	93,404
Additional paid-in capital	1,124	—	(1,124	)(7)	—	—		—
Statutory reserve	1,898	—	—		1,898	—		1,898
Other comprehensive loss	(2,626)	—	—		(2,626)	—		(2,626)
Accumulated deficit	(54,706)	(1,875)	(6,459	)(4)
			1,875	(7)	(61,165)	1,459	(4)	(59,706)
Total Borqs Shareholders’ Equity (Deficit)	(54,256)	5,000	109,939		60,683	(27,713)		32,970
Non-controlling interest	(1,095)	—	—		(1,095)	—		(1,095)
Total Shareholders’ Equity (Deficit)	(55,351)	5,000	109,939		59,588	(27,713)		31,875
Total Liabilities, Mezzanine Equity and Shareholders’ Equity	$78,030	$60,266	$(13,990)		$124,306	$(27,713)		$96,593

Pro Forma Adjustments to the Unaudited Condensed Combined Balance Sheet

(A)     Derived from the audited consolidated balance sheet of Borqs as of December 31, 2016.

(B)     Derived from the unaudited balance sheet of Pacific as of March 31, 2017.

(1)      To reflect the redemption of 653,996 ordinary shares at approximately $10.40 per share in connection with Pacific’s shareholder meeting held on April 19, 2017, pursuant to which the shareholders approved the date by which the company has to consummate a Business Combination (“Extension Vote”).

(2)      To reflect the funding of $0.03 per share for each public share of Pacific’s ordinary shares that were not redeemed in connection with the Extension Vote.

(3)      To liquidate investments held in trust by Pacific.

(4)      To record payment of estimated legal, financial advisory, accounting, printing and other professional fees related to the Business Combination.

(5)      To record repayment of advances from related parties, net of proceeds from related party receivables.

(6)      Assuming (a) no Pacific shareholders exercise their redemption rights, the ordinary shares subject to redemption amounting to $47,536 would be transferred to permanent equity (b) Pacific shareholders redeem the maximum number of 2,796,929 ordinary shares, such that the trust account maintains the minimum required balance of $24,000, $29,172 of ordinary shares subject to redemption would be paid in cash to the redeeming shareholders and $18,364 would be transferred to permanent equity.

(7)      To reflect the recapitalization of Borqs through the issuance of 24,485,169 of the Company’s ordinary shares and the elimination the historical accumulated deficit of Pacific, the accounting acquiree.

(8)      Upon the consummation of the Business Combination, 6,281,875 rights would convert into 628,187 ordinary shares, no par value.

PRO FORMA CONDENSED COMBINED INCOME STATEMENT
FOR THE NINE MONTHS ENDED MARCH 31, 2017
(UNAUDITED)
(in thousands except share and per share amounts)

	(A)	(B)
	Borqs	Pacific	Pro Forma Adjustments Assuming No Redemptions		Pro Forma Income Statement Assuming No Redemptions	Pro Forma Adjustments Assuming Maximum Redemptions		Pro Forma Income Statement Assuming Maximum Redemptions
Net revenues	$96,216	$—	$—		$96,216	$—		$96,216
Cost of revenues	75,893	—	—		75,893	—		75,893
Gross profit	20,323	—	—		20,323	—		20,323

Operating expenses:
Sales and marketing	4,442	—	—		4,442	—		4,442
General and administrative	8,143	1,611	1,828	(1)
			(1,432	)(2)	10,150	—		10,150
Research and development	4,760	—	—		4,760	—		4,760
Change in the fair value of warrants	12	—	—		12	—		12
Other operating income	(1,305)	—	—		(1,305)	—		(1,305)
Total operating expenses	16,052	1,611	396		18,059	—		18,059
Net operating income (loss)	4,271	(1,611)	(396)		2,264	—		2,264

Other income (expense):
Unrealized gain on securities held in Trust Account	—	113	(113	)(3)	—	—		—
Interest income	45	16	(16	)(3)	45	—		45
Interest expense	(717)	—	—		(717)	—		(717)
Other income (expense)	53	—	—		53	—		53
Foreign exchange gain	540	—	—		540	—		540
Income (loss) before income taxes	4,192	(1,482)	(525)		2,185	—		2,185
Income tax expense	(2,156)	—	1,610	(5)	(546)	—		(546)
Net income (loss)	2,036	(1,482)	1,085		1,639	—		1,639
Accretion to redemption value of preferred shares	(682)	—	682	(4)	—	—		—
Net income attributable to non-controlling interest	302	—	—		302	—		302
Net income (loss) attributable to the Company’s ordinary shareholders	$1,656	$(1,482)	$1,767		$1,941	$—		$1,941

Weighted average shares outstanding, basic		2,442,325	30,396,046	(6)	32,838,371	(3,521,989	)(6)	29,316,382
Basic net income (loss) per share		$(0.61)			$0.06			$0.07

Weighted average shares outstanding, diluted		2,442,325	37,313,888	(6)	39,756,213	(3,521,989	)(6)	36,234,224
Diluted net income (loss) per share		$(0.61)			$0.05			$0.05

Shareholders’ Equity		5,000			59,588			31,875
Book Value per Share		$2.05			$1.81			$1.09

PRO FORMA CONDENSED COMBINED INCOME STATEMENT
FOR THE YEAR ENDED JUNE 30, 2016
(UNAUDITED)
(in thousands except share and per share amounts)

	(C)	(D)
	Borqs	Pacific	Pro Forma Adjustments Assuming No Redemptions		Pro Forma Income Statement Assuming No Redemptions	Pro Forma Adjustments Assuming Maximum Redemptions		Pro Forma Income Statement Assuming Maximum Redemptions
Net revenues	$100,968	$—	$—		$100,968	$—		$100,968
Cost of revenues	77,500	—	—		77,500	—		77,500
Gross profit	23,468	—	—		23,468	—		23,468
Operating expenses:
Sales and marketing	7,754	—	—		7,754	—		7,754
General and administrative	6,530	469	801	(1)
			(91	)(2)	7,709	—		7,709
Research and development	7,037	—	—		7,037	—		7,037
Other operating income	(1,874)	—	—		(1,874)	—		(1,874)
Total operating expenses	19,447	469	710		20,626	—		20,626
Net operating income (loss)	4,021	(469)	(710)		2,842	—		2,842
Other income (expense):
Unrealized loss on securities held in Trust Account	—	(14)	14	(3)	—	—		—
Interest income	98	91	(91	)(3)	98	—		98
Interest expense	(221)	—	—		(221)	—		(221)
Other income (expense)	165	—	—		165	—		165
Foreign exchange gain	1,095	—	—		1,095	—		1,095
Income (loss) before income taxes	5,158	(392)	(787)		3,979	—		3,979
Income tax expense	(2,381)	—	1,386	(5)	(995)	—		(995)
Net income (loss)	2,777	(392)	599		2,984	—		2,984
Accretion to redemption value of preferred shares	(1,816)	—	1,816	(4)	—	—		—
Net income attributable to non-controlling interest	1,879	—	—		1,879	—		1,879
Net income (loss) attributable to the Company’s ordinary shareholders	$2,840	$(392)	$2,415		$4,863	$—		$4,863
Weighted average shares outstanding, basic		2,078,196	30,409,945	(6)	32,488,141	(3,445,283	)(6)	29,042,858
Basic net income (loss) per share		$(0.19)			$0.15			$0.17
Weighted average shares outstanding, diluted		2,078,196	37,327,787	(6)	39,405,983	(3,445,283	)(6)	35,960,700
Diluted net income (loss) per share		$(0.19)			$0.12			$0.14

Pro Forma Adjustments to the Unaudited Condensed Combined Income Statements

(A)     Derived from the unaudited condensed consolidated interim statements of operations of Borqs for the nine months ended December 31, 2016.

(B)     Derived from the unaudited condensed statements of operations of Pacific for the nine months ended March 31, 2017.

(C)     Derived from the unaudited condensed consolidated interim statements of operations of Borqs for the twelve months ended June 30, 2016.

(D)     Derived from the audited statements of operations of Pacific for the year ended June 30, 2016.

(1)      To record share-based compensation expense on options that became exercisable as a result of the Business Combination.

(2)      To eliminate direct, incremental costs of the Business Combination which are reflected in the historical financial statements of Pacific in the amount of $1,432 as of March 31, 2017 and $91 as of June 30, 2016. There were no such amounts recorded in the historical financial statements of Borqs.

(3)      To eliminate unrealized gain (loss) and interest income on marketable securities held in the trust account as of the beginning of the periods.

(4)      To eliminate the accretion to the redemption value on preferred shares as of the beginning of the periods.

(5)      To record normalized income tax benefit of 25.0% for pro forma financial presentation purposes.

(6)      As the Business Combination is being reflected as if it had occurred at the beginning of the periods presented, the calculation of weighted average shares outstanding for basic and diluted net income (loss) per share assumes that the shares issuable relating to the Business Combination have been outstanding for the entire periods presented. If the maximum number of shares are redeemed, this calculation is retroactively adjusted to eliminate such shares for the entire period. The Pacific public shares used in the weighted average shares calculation is computed as the sum of the public shares outstanding, plus the shares issued to the investor, less the shares redeemed. Weighted average common shares outstanding — basic and diluted is calculated as follows:

	Combined (Assuming No Redemptions)		Combined (Assuming Maximum Redemptions)
	Nine Months Ended March 31, 2017	Year Ended June 30, 2016	Nine Months Ended March 31, 2017	Year Ended June 30, 2016
Weighted average shares calculation, basic
Pacific weighted average public shares outstanding	2,442,325	2,078,196	2,442,325	2,078,196
Pacific rights converted to shares	628,187	628,187	628,187	628,187
Pacific shares subject to redemption reclassified to equity	5,282,690	5,296,589	1,760,701	1,851,306
Pacific shares issued in Business Combination	24,485,169	24,485,169	24,485,169	24,485,169
Weighted average shares outstanding	32,838,371	32,488,141	29,316,382	29,042,858

Percent of shares owned by Borqs’ holders	67.4%	68.1%	75.5%	76.2%
Percent of shares owned by Pacific	32.6%	31.9%	24.5%	23.8%

Weighted average shares calculation, basic
Existing Borqs holders	22,132,884	22,132,884	22,132,884	22,132,884
Pacific holders	10,705,487	10,355,257	7,183,498	6,909,974
Weighted average shares, basic and diluted	32,838,371	32,488,141	29,316,382	29,042,858

Pro Forma Adjustments to the Unaudited Condensed Combined Income Statements
(Continued)

	Combined (Assuming No Redemptions)		Combined (Assuming Maximum Redemptions)
	Nine Months Ended March 31, 2017	Year Ended June 30, 2016	Nine Months Ended March 31, 2017	Year Ended June 30, 2016
Weighted average shares calculation, diluted
Pacific holders	10,705,487	10,355,257	7,183,498	6,909,974
Pacific shares issued in Business Combination	22,132,884	22,132,884	22,132,884	22,132,884
Pacific warrants underlying public shares	3,140,937	3,140,937	3,140,937	3,140,937
Unit purchase options	640,000	640,000	640,000	640,000
Share options	2,739,843	2,739,843	2,739,843	2,739,843
Warrants	397,062	397,062	397,062	397,062
Weighted average shares outstanding	39,756,213	39,405,983	36,234,224	35,960,700

Percent of shares owned by Borqs’ holders	63.6%	64.1%	69.7%	70.3%
Percent of shares owned by Pacific	36.4%	35.9%	30.3%	29.7%

Weighted average shares calculation, diluted
Existing Borqs holders	25,269,789	25,269,789	25,269,789	25,269,789
Pacific holders	14,486,424	14,136,194	10,964,435	10,690,911
Weighted average shares, basic and diluted	39,756,213	39,405,983	36,234,224	35,960,700

SPECIAL MEETING OF PACIFIC SHAREHOLDERS

General

We are furnishing this proxy statement to our shareholders as part of the solicitation of proxies by our board of directors for use at the Meeting of shareholders to be held on [•], 2017 and at any adjournment or postponement thereof. This proxy statement is first being furnished to our shareholders on or about [•], 2017. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the meeting.

Date, Time and Place of the Meeting

The Meeting will be held at 10:00 a.m., Eastern time, on [•], 2017, at the offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Meeting if you owned ordinary shares at the close of business on [•], 2017, which is the record date for the Meeting. You are entitled to one vote for each share of our ordinary shares that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 7,065,379 Pacific ordinary shares outstanding, of which 5,096,004 are public shares, 1,437,500 are founder shares held by our Sponsor, independent directors and affiliates and 531,875 are shares sold as part of units in a private placement consummated simultaneously with Pacific’s IPO (including units issued in connection with the underwriters’ exercise of their over-allotment option). As such, our initial shareholders currently hold a majority of the total issued and outstanding ordinary shares of Pacific.

Vote of Pacific Founders

In connection with our IPO, each of the initial shareholders entered into an agreement pursuant to which they agreed to vote any Pacific ordinary shares owned by them in favor of the Business Combination Proposal. This agreement applies to our Sponsor as it relates to any shares of our capital stock our Sponsor may hold and the requirement to vote such shares in favor of the Business Combination Proposal. Our sponsor is a wholly-owned indirect subsidiary of Pacific Securities Capital Management Co. Ltd., a company incorporated in the People’s Republic of China, which, in turn, is a wholly owned subsidiary of Pacific Securities Co. Ltd. (601099.SH), a company incorporated in the People’s Republic of China, in which our Chairman, Mr. Tu, serves as a director and as Chairman of the Strategic Planning Committee and Mr. Luo, one of our directors, serves as Assistant Chairman and the Head of Global Business Department.

Quorum and Required Vote for Proposals for the Meeting

A quorum of Pacific shareholders is necessary to hold a valid meeting. A quorum will be present at the Meeting if, at the commencement of the meeting, there are present in person or by proxy not less than 50% of the total votes attaching to the issued shares in the Company. Abstentions will count as present for the purposes of establishing a quorum. Broker non-votes will not be counted for purposes of establishing a quorum.

Being in respect of our initial business combination, approval of the Business Combination Proposal, the Incentive Plan Proposal, the Nasdaq Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by shareholders present in person or represented by proxy at the Meeting. Accordingly, a Pacific shareholder’s failure to vote by proxy or to vote in person at the Meeting or the failure of a Pacific shareholder who holds his or her shares in “street name” through a broker or other nominee to give voting instructions to such broker or other nominee (a “broker non-vote”) will result in that shareholder’s shares not being counted towards the number of Pacific ordinary shares required to validly establish a quorum, but if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the proposals. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Business Combination Proposal, the Incentive Plan Proposal, the Nasdaq Proposal or the Adjournment Proposal.

The transactions contemplated by the Merger Agreement will be consummated only if the Business Combination Proposal is approved at the Meeting. In addition, the Charter Amendment Proposal, the Incentive Plan Proposal and the Nasdaq Proposal are conditioned on the approval of the Business Combination Proposal (and the amendments to be made pursuant to the Charter Amendment are further conditioned on the consummation of the Business Combination). The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement. If we do not consummate the Business Combination and fail to complete an initial business combination by August 21, 2017 (or such earlier date as may be determined by the board in its sole discretion), we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public shareholders.

Recommendation to Pacific Shareholders

Our board of directors believes that each of the Business Combination Proposal, the Charter Amendment Proposal, the Incentive Plan Proposal, the Nasdaq Proposal and the Adjournment Proposal to be presented at the meeting is in the best interests of the Company and our shareholders and recommends that its shareholders vote “FOR” each of these proposals.

When you consider the recommendation of our board of directors in favor of approval of the Business Combination Proposal, you should keep in mind that our directors and officers have interests in the Business Combination that are different from or in addition to (or which may conflict with) your interests as a shareholder. These interests include, among other things:

•         the fact that our Sponsor and our independent directors paid an aggregate of approximately $5.0 million for their founder shares and private units and such securities should have a significantly higher value at the time of the Business Combination;

•         Our Sponsor has loaned the Company $500,000 pursuant to a note, which becomes due on the date on which the Company consummates a business combination. All of the $500,000 is convertible, in whole or in part, at the payee’s election, upon the consummation of the Business Combination, into units, at a price of $10.00 per unit. These units will be identical to the private units issued in a private placement in connection with Company’s IPO;

•         certain members of the Company’s management have advanced the Company an aggregate of $229,061, which is non-interest bearing and becomes due on the date on which the Company consummates a business combination;

•         our Sponsor has agreed to loan the Company approximately $153,000 for each calendar month following April 20, 2017 that is needed by Pacific to complete the Business Combination or another business combination from April 20, 2017 until the Extended Termination Date. Such loan will not bear interest and does not become due until the consummation of the Business Combination;

•         our Sponsor has agreed to purchase up to $24.0 million of Pacific ordinary shares (or potentially more, at Sponsor’s sole election) as part of the Backstop Commitment in order to ensure that there is at least $24.0 million in cash available in the Company immediately following the Business Combination. In connection with such Backstop Commitment, the Sponsor may receive up to 2,352,285 additional ordinary shares if the combined entity fails to meet certain earnout requirements;

•         pursuant to the Merger Agreement, our Sponsor guaranteed the payment of a $5.0 million termination fee by Pacific under certain circumstances;

•         if Pacific is unable to complete a business combination within the required time period, Jian Tu, our Chairman, will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Pacific for services rendered or contracted for or products sold to Pacific, but only if such a vendor or target business has not executed a waiver of claims against the trust account and except as to any claims under our indemnity of the underwriters; and

•         the continued indemnification of current directors and officers of the Company and the continuation of directors’ and officers’ liability insurance after the Business Combination.

Broker Non-Votes and Abstentions

Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the proposals presented to our shareholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instructions. If you do not provide instructions with your proxy, your bank, broker or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker or nominee is not voting your shares is referred to as a “broker non-vote.”

Assuming a quorum is otherwise validly established, broker non-votes and abstentions will have no effect on the proposals to be considered at the Meeting.

Voting Your Shares

Each ordinary share that you own in your name entitles you to one vote on each of the proposals for the Meeting. Your one or more proxy cards show the number of ordinary shares that you own.

•         You can vote your shares in advance of the meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your ordinary shares will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Business Combination Proposal, “FOR” the Charter Amendment Proposal, “FOR” the Incentive Plan Proposal, “FOR” the Nasdaq Proposal and “FOR” the Adjournment Proposal.

•         You can attend the Meeting and vote in person even if you have previously voted by submitting a proxy. You will be given a ballot when you arrive. However, if your ordinary shares are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your ordinary shares.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Meeting or at such meeting by doing any one of the following:

•         you may send another proxy card with a later date;

•         you may notify Zhouhong Peng, the Company’s Chief Executive Officer, by telephone at (86) 21-61376584 or in writing to Pacific Special Acquisition Corp., 855 Pudong South Road, The World Plaza, 27th Floor, Pudong, Shanghai, China before the Meeting that you have revoked your proxy; or

•         you may attend the Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters May Be Presented at the Meeting

The Meeting has been called only to consider the approval of the Business Combination Proposal, the Charter Amendment Proposal, the Incentive Plan Proposal, the Nasdaq Proposal and the Adjournment Proposal. Under our charter, other than procedural matters incident to the conduct of the Meeting, no other matters may be considered at the meeting if they are not included in this proxy statement, which serves as the notice of the Meeting.

Who Can Answer Your Questions About Voting

If you have any questions about how to vote or direct a vote in respect of your ordinary shares, you may call Morrow Sodali LLC, our proxy solicitor, at (800) 662-5200 (toll-free), or banks and brokers can call collect at (203) 658-9400 .

Redemption Rights

Pursuant to our current charter, any holders of our public shares may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the trust account, including interest earned and not previously released for payment of taxes or working capital requirements, calculated as of two business days prior to the consummation of the Business Combination. If you affirmatively vote for or against the Business Combination Proposal, demand is properly made and the Business Combination is consummated, these shares, immediately prior to the Business Combination, will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the consummation of the Business Combination, including interest earned and not previously released for payment of taxes or working capital requirements). For illustrative purposes, based on funds in the trust account of approximately $53.2 million, the estimated per share redemption price would have been approximately $10.43.

In order to exercise your redemption rights, you must:

•         check the box on the proxy card to elect redemption;

•         check the box on the proxy card marked “Shareholder Certification”;

•         affirmatively vote for or against the Business Combination Proposal;

•         submit a request in writing prior to 5:00 p.m., Eastern time on [•], 2017 (two business days before the Meeting) that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

and

•         deliver your public shares either physically or electronically through DTC to our transfer agent at least two business days before the Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Each redemption of Pacific ordinary shares by our public shareholders will decrease the amount in our trust account, which held approximately $53.2 million as of May 15, 2017.

Prior to exercising redemption rights, shareholders should verify the market price of our ordinary shares, as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our ordinary shares when you wish to sell your shares.

If you exercise your redemption rights, your ordinary shares will cease to be outstanding immediately prior to the Business Combination and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely demand redemption.

If the Business Combination is not approved and we do not consummate an initial business combination by August 21, 2017 (unless such date is shortened by our board or further extended by our shareholders), we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public shareholders and our warrants will expire worthless.

Holders of outstanding units must separate the underlying public shares, public rights and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares, public rights and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares, public rights and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Appraisal Rights

Appraisal rights are not available to holders of ordinary shares in connection with the Business Combination under the structure as presently contemplated.

BUSINESS COMBINATION PROPOSAL

We are asking our shareholders to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Business Combination. Our shareholders should read carefully this proxy statement in its entirety for more detailed information concerning the Merger Agreement and the Business Combination. Please see the subsections below for additional information and a summary of the material provisions of the Merger Agreement, which is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A to this proxy statement.

Because we are holding a shareholder vote on the Business Combination, our charter provides that we may consummate the Business Combination only if it is approved by the affirmative vote of the holders of a majority of the ordinary shares that are voted at the Meeting, assuming that a quorum is present.

The Merger Agreement

The subsections that follow this subsection describe the material provisions of the Merger Agreement, but do not purport to describe all of the terms of the Merger Agreement. The following summary is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A hereto, which is incorporated herein by reference. Shareholders and other interested parties are urged to read the Merger Agreement carefully and in its entirety (and, if appropriate, with the advice of financial and legal counsel) because it is the primary legal document that governs the Business Combination.

The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates, which may be updated prior to the closing of the Business Combination. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The representations, warranties and covenants in the Merger Agreement are also modified in important part by the disclosure schedules attached thereto which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders. The disclosure schedules were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that the disclosure schedules contain information that is material to an investment decision.

General Description of the Merger Agreement

On December 27, 2016, we and our Merger Sub entered into the Merger Agreement with Borqs International, our Sponsor, Zhengqi International Holding Limited (“Purchaser Representative”) and, solely for the purposes of Section 10.16 contained therein, our Sponsor, and Zhengdong Zou, in its capacity thereunder as the representative (“Seller Representative”) from and after the Effective Time of the Merger (the “Effective Time”) for the Borqs International shareholders (the “Sellers”), and, on May 10, 2017, we, our Merger Sub, our Sponsor, and the Seller Representative entered into an amendment to the Merger Agreement, and pursuant to the foregoing, among other things and subject to the terms and conditions contained therein, we will effect a business combination of Borqs International, whereby Merger Sub will be merged with and into Borqs International, following which Merger Sub shall be removed from the register of companies in the Cayman Islands and shall thereupon be dissolved and the separate corporate existence of Merger Sub shall cease and Borqs International shall continue as the surviving company (such transactions, the “Merger”). The Merger shall have the effects specified in the Companies Law (2016 Revision) of the Cayman Islands.

The Merger shall become effective at the time when the Plan of Merger is registered by the Registrar of Companies of the Cayman Islands. As a result of the consummation of the Merger, at the Effective Time, and subject to the terms and conditions set forth in the Merger Agreement, the holders of the issued and outstanding shares in the share capital of Borqs International will receive Pacific ordinary shares, the holders of Borqs International issued and outstanding warrants will receive Replacement Warrants, and the holders of Borqs International issued and outstanding options will have their options assumed by Pacific and will instead acquire Assumed Options.

The total number of Pacific ordinary shares to be received by Sellers at the Effective Time (the “Merger Consideration Shares”) will be based on the adjusted equity valuation of Borqs as of the Closing, with such adjusted equity valuation divided by US$10.40. The adjusted equity valuation of Borqs as of the Closing will be determined by starting with a base valuation of US$270.0 million, deducting the amount of indebtedness (net of cash) of Borqs as of the last business day before the Closing (but treating any amounts contingent upon the Closing as not being contingent) (the “Reference Time”), increasing such valuation to the extent that the net working capital (excluding indebtedness and cash) of Borqs as of the Reference Time is greater than US$11.0 million or decreasing such valuation to the extent that the net working capital (excluding indebtedness and cash) of Borqs as of the Reference Time is less than US$9.0 million, and increasing such valuation to the extent that Pacific’s outside accounting and legal expenses incurred in connection with the negotiation, preparation and consummation of the Merger Agreement (but excluding any deferred initial public offering costs or costs incurred with any PIPE Investment (as defined below) or any costs incurred in connection with an extension of Pacific’s deadline to consummate a business combination, if sought) exceed US$1.0 million. The adjusted equity valuation will be determined by mutual agreement of Borqs International and Pacific based on estimates of the foregoing factors as of the Closing, without any post-Closing adjustments.

Of the Merger Consideration Shares to be issued, between 2,352,285 and 3,846,154 of such shares will be contingent and deposited in escrow (together with any equity securities paid as dividends or distributions with respect to such shares or into which such shares are exchanged or converted, the “Earnout Shares”) to be released (or with respect to the Backstop Guarantee Shares, as described below, to be cancelled in connection with an issuance of replacement shares by Pacific) to the Sellers in the event certain net income earnout conditions are met during the period beginning on July 1, 2017 to June 30, 2018. Four percent (4%) of (a) the shares otherwise due to the Sellers at the Closing (excluding any Earnout Shares), or approximately 885,315 shares assuming that the full 3,846,154 Earnout Shares are issued and that, based on the unaudited pro forma financial statements included in this proxy statement, the adjusted equity valuation of Borqs is $270,182,000 as of the closing and (b) any Earnout Shares earned by the Sellers (collectively, the “Indemnity Escrow Shares”, and together any other dividends, distributions or other income on the Indemnity Escrow Shares, the “Indemnity Escrow Property”) will be deposited in escrow to support certain indemnification obligations under the Merger Agreement, and released on the 18th month anniversary of the Closing, subject to amounts reserved for indemnification claims then pending or unpaid (the “Escrow Indemnification Period”). Each Borqs International shareholder as of the Effective Time (each, a “Seller”) will receive its pro rata portion of the Merger Consideration Shares, less its pro rata portion of the Earnout Shares and the Indemnity Escrow Shares as described above, based on the number of Borqs International shares held by such Seller (with any Borqs International preferred shares treated on an as-converted into Borqs International ordinary share basis), except that any Seller who validly exercises dissenters rights under Part XVI of the Companies Law (2016 Revision) of the Cayman Islands will not be entitled to receive its pro rata share of the Merger Consideration Shares.

The number of Earnout Shares due to the Sellers shall be based on the consolidated net income of Pacific and its subsidiaries, subject to certain adjustments (the “Adjusted Net Income”), for the twelve month period from July 1, 2017 to June 30, 2018 (the “Earnout Period”). The exact number of Earnout Shares will be based on the aggregate of the funds left in Pacific’s trust account after redemptions in connection with the Merger and the proceeds from any private placement to be conducted by Pacific prior to the closing of the Merger (the “Closing Proceeds”), with there being 2,352,285 Earnout Shares if the Closing Proceeds are $24.0 million and the number of Earnout Shares increasing on a linear sliding scale, up to 3,846,154 Earnout Shares if the Closing Proceeds are $57.5 million. In order for the Sellers to receive the full Earnout Shares, Pacific will need to achieve at least $20.0 million in Adjusted Net Income during the Earnout Period, and if the Adjusted Net Income is greater than $18.0 million but less than $20.0 million, the Sellers will receive a pro-rated amount of the Earnout Shares on a linear sliding scale with zero Earnout Shares earned at $18.0 million in Adjusted Net Income and the full Earnout Shares earned at $20.0 million in Adjusted Net Income. In consideration of entering into the Backstop and Subscription Agreement, as described below, the Backstop Commitment Investor (as defined below), who is the Sponsor, will be entitled to receive 2,352,285 of the Earnout Shares (the “Backstop Guarantee Shares”) if they are not earned by the Sellers, or a proportionate number of shares if the earnout is only partially earned by the Sellers. Any additional Earnout Shares in excess of the 2,352,285 Backstop Guarantee Shares (the “Net Income Shares”), to the extent not earned by Sellers, will be forfeited, returned to Pacific and cancelled. The Backstop Guarantee Shares will be issued at the Closing in the name of the Backstop Commitment Investor and deposited in escrow, and while held in escrow, the Backstop Commitment Investor will be entitled to all voting rights and dividend rights (other than equity securities paid as dividends) with respect to such shares. Any portion of the Backstop Guarantee Shares that are earned by the Sellers will be forfeited by the Backstop Commitment Investor and Pacific will issue new equivalent shares to the Sellers, with 4% of such shares being deposited in escrow and added to the existing indemnity escrow as described in further detail below. The Net Income Shares will be issued at the Closing in the name of the Sellers and deposited in escrow, and while held in escrow, the Sellers will be entitled to all voting rights and dividend rights (other than equity securities paid as dividends) with respect to such shares. If  any Net Income Shares are released to the Sellers, upon release, 4% of such Net Income Shares will be retained by the escrow agent and added to the existing indemnity escrow, as described in further detail below.  The indemnity escrow will be the sole source to pay for the Sellers’ indemnification obligations under the Merger Agreement, to be released on the 18th month anniversary of the Closing, subject to amounts reserved for indemnification claims then pending or unpaid.

Holders of issued and outstanding Borqs International warrants will receive Replacement Warrants, which will be subject to substantially the same terms and conditions as Pacific’s warrants issued as part of the units in Pacific’s IPO, except that the number of shares and exercise price thereunder will each be equitably adjusted for the Merger based on the number of Merger Consideration Shares as compared to the number of issued and outstanding Borqs International shares immediately prior to the Effective Time.

Pursuant to the terms of the lock-up agreements to be entered into by each Seller and each holder of a Borqs International warrant, Sellers will not transfer, assign or sell any remaining Merger Consideration Shares received and held outside of escrow or the Replacement Warrants for a period of one year from the closing of the Business Combination (which period may be shortened under certain circumstances), which are described below under the heading “Related Agreements — Lock-Up Agreements”.

Pacific will assume the obligations under the Assumed Options (including the applicable provisions of the plan under which they were issued), except that the number of shares and exercise price thereunder will be based on the number of Borqs International shares and exercise price under the applicable Assumed Option, with each equitably adjusted for the Merger based on the number of Merger Consideration Shares as compared to the number of issued and outstanding Borqs International shares immediately prior to the Effective Time.

Post-Business Combination Ownership of the Company and Pacific

Immediately after the Business Combination, Pacific will own 100% of Borqs International. Assuming (i) that, based on the unaudited pro forma financial statements included in this proxy statement, the adjusted equity valuation is $270,182,000 as of the closing, (ii) the issuance of the Indemnity Escrow Shares to the Sellers, which are deposited into escrow, and (iii) the issuance of the Backstop Guarantee Shares to the Backstop Commitment Investor, and (iv) the automatic conversion of 6,281,875 Pacific rights into approximately 628,187 ordinary shares at the closing of the Business Combination, the following ownership percentages will result:

•         assuming no redemptions of public shares, (i) our public shareholders, (ii) our initial shareholders and affiliates (including the underwriter in our IPO) and (iii) the Sellers will each own 17.6%, 13.6% and 68.8% of Pacific’s ordinary shares, respectively; and

•         assuming maximum redemption of holders of public shares (totaling 2,796,929 shares) for cash, (i) our public shareholders, (ii) our initial shareholders and affiliates (including the underwriter in our IPO) and (iii) the Sellers will each own 9.8%, 14.9% and 75.3% of Pacific’s ordinary shares, respectively.

The above ownership percentages with respect to Pacific following the Business Combination do not take into account: (i) any warrants, options, convertible debt or other convertible securities issued and outstanding as of the date hereof (see the section entitled “Summary Term Sheet” for a discussion of all Pacific securities that are currently outstanding); (ii) any valuation adjustments to the number of Merger Consideration Shares that will be issued to the Sellers other than those adjustments disclosed in the unaudited pro forma financial statements included in this proxy statement; (iii) the issuance of 1,493,869 Merger Consideration Shares which could potentially be Net Income Shares to be issued to Sellers but held in escrow and subject to forfeiture; (iv) any Assumed Options and Replacement Warrants to be issued following the Business Combination; (v) any shares to be reserved for issuance pursuant to the Incentive Plan which is being submitted to our shareholders for approval; or (vi) any shares that may be purchased in connection with the Backstop Commitment. If the actual facts are different than these assumptions (which they are likely to be), the percentage ownership retained by Pacific’s existing shareholders in Pacific will be different.

Representations and Warranties

The Merger Agreement contains a number of customary representations and warranties made by Pacific and Borqs International solely for the benefit of the other, which in certain cases are qualified by the representing party’s knowledge, and/or by materiality or Material Adverse Effect (as defined below), and subject to other specified exceptions and qualifications contained in the Merger Agreement or in information provided pursuant to certain disclosure schedules to the Merger Agreement. Such representations and warranties made by each of Pacific and Borqs International relate to, among other matters, (1) organization, (2) authorization and binding effect, (3) governmental approvals, (4) no conflicts, (5) capitalization, (6) subsidiaries, (7) financial statements, (8) absence of certain changes, (9) compliance with laws, (10) permits, (11) litigation and orders, (12) taxes, (13) employees and employee benefit plans, (14) intellectual property, (15) real and personal property, (16) material contracts, (17) related party transactions, (18) the Investment Company Act, (19) finders and brokers, (20) insurance, (21) business practices, (22) independent investigation and, (23) with respect to Pacific only, (A) its SEC filings and (B) title and ownership of the Merger Consideration Shares. Borqs International also made representations and warranties regarding (1) environmental matters, (2) title to and sufficiency of assets, (3) top customers and suppliers, (4) its books and records and (5) information supplied. For the purposes of the Merger Agreement, a “Material Adverse Effect” with respect to any person means, in short, any fact, event, occurrence, change or effect that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the business, assets, liabilities, results of operations, prospects or condition of such person and its subsidiaries, taken as a whole (subject to customary exceptions), or such person’s ability to consummate the transactions contemplated by the Merger Agreement and ancillary documents on a timely basis. Please consult the definition of “Material Adverse Effect” in the Merger Agreement for the complete statement of this term.

The representations and warranties made by Borqs International survive the Closing and continue until the 18 month anniversary of the date of Closing (the “Closing Date”). The representations and warranties made by Pacific do not survive the Closing.

Covenants of the Parties

Each party agreed in the Merger Agreement to use their commercially reasonable efforts to effect the Closing. The Merger Agreement also contains certain customary covenants by the parties during the period between the signing of the Merger Agreement and the earlier of the Closing or the termination of the Merger Agreement in accordance with its terms, including covenants regarding (1) the provision of access to their properties, books and personnel, (2) the operation of their respective businesses in the ordinary course of business, (3) provision of interim financial statements by Borqs, (4) with respect to Pacific, filing its reports required by the Securities and Exchange Act of 1934, as amended, and efforts regarding Nasdaq listing requirements, (5) a requirement for Borqs International to promptly hold its shareholder meeting to approve the Merger Agreement and related transactions, (6) no solicitation of other competing transactions, (7) no trading in Pacific’s securities by Borqs International using Pacific’s material non-public information, (8) notifications of certain breaches, consent requirements or other matters, (9) efforts to consummate the Closing and obtain third party and regulatory approvals, (10) tax treatment of the transactions, (11) further assurances, (12) public announcements, (13) confidentiality, (14) requirements to retain books and records, (15) use of funds in the trust account, (16) Pacific post-Closing corporate and operational policies, and (17) limited disclosure schedule updates.

The parties also agreed that between the signing of the Merger Agreement and the Closing, Pacific may enter into and consummate subscription agreements with investors for a private equity investment in Pacific to purchase Pacific’s share capital on terms and conditions mutually agreeable to Pacific and Borqs International (a “PIPE Investment”), and that if Pacific elects to seek a PIPE Investment, Pacific and Borqs International will use their commercially reasonable efforts to cause such PIPE Investment to occur. On May 11, 2017, Pacific and the Backstop Commitment Investor entered into a Backstop and Subscription Agreement pursuant to which the Backstop Commitment Investor agreed to purchase up to $24.0 million of Pacific ordinary shares through (i) open market or privately negotiated transactions with third parties (with the Backstop Commitment Investor not obligated to pay a price of greater than $10.40 per share), (ii) a private placement at a price of $10.40 per share with consummation to occur concurrently with that of the Business Combination or (iii) a combination thereof, in order to ensure that there is at least $24.0 million in Closing Proceeds, although the Backstop Commitment Investor is entitled, at its sole election, to purchase additional Pacific ordinary shares in excess of such $24.0 million Closing Proceeds requirement, up to $24.0 million purchased in total in connection with the Backstop and Subscription Agreement.

The parties also agreed to take all necessary actions so that Pacific’s board of directors as of the Closing will consist of seven directors, a majority of whom will be independent directors in accordance with Nasdaq requirements. Two of the initial directors will be appointed by Pacific (the “Pacific Directors”), and at least one will be an independent director. Three of the initial directors will be appointed by Borqs International (the “Borqs Directors”), and at least one will be an independent director. The remaining two initial directors will be mutually agreed to by Pacific and Borqs (the “Mutual Directors”) and will be independent directors.

The Pacific board will be divided into three classes, each serving terms of three years (or less if the seats of that class are up for re-election before then). The Mutual Directors will serve in the first class, which will be up for re-election at the 2018 annual meeting; one independent Pacific Director and one independent Borqs Director will serve in the second class, which will be up for re-election at the 2019 annual meeting; and the remaining Pacific Director and the remaining Borqs Directors will serve in the third class, which will be up for re-election at the 2020 annual meeting. Borqs and Pacific also agreed that the executive officers of Borqs immediately prior to the Closing will become the executive officers of Pacific immediately after the Closing.

Pacific also agreed to certain covenants with respect to its obligations to file a proxy statement (the “Proxy Statement”) for an extraordinary general meeting of its shareholders to approve the Merger Agreement and the related transactions (the “Shareholder Meeting”), including to have its board of directors take actions to, and seek the approval of its shareholders at the Shareholder Meeting, if necessary, to, (i) amend Pacific’s memorandum and articles of association in form and substance reasonably acceptable to Pacific and Borqs International to, among other matters, accommodate any PIPE Investment and change the name of Pacific after the Closing to “Borqs Technologies, Inc.,” (ii) adopt a new equity incentive plan for Pacific (the “Incentive Plan”) in a form to be agreed  upon by Pacific and Borqs International, which Incentive Plan will provide for option awards for a number of Pacific Ordinary Shares equal to the difference between 13.5% of the number of Pacific Ordinary Shares issued and outstanding immediately after the Closing and the number of Pacific Ordinary Shares that are subject to the Assumed Options and (iii) structure Pacific’s board of directors as described above.

Additionally, the parties agreed to amend Pacific’s amended and restated memorandum and articles of association as contemplated by the Merger Agreement to, in the case of certain future acquisitions by Pacific during the Earnout Period (a) if having a value in excess of $60 million, require the approval of 2/3 of the directors then-serving on the board, (b) grant our Sponsor and the Purchaser Representative certain information rights relating to such acquisitions, (c) and, if requested by our Sponsor or the Purchaser Representative, to provide a fairness opinion in respect of such acquisitions

Indemnification

From and after the closing, Sellers and their respective successors and assigns are required to severally indemnify Pacific, the Purchaser Representative and their respective affiliates and their respective officers, directors, managers, employees, successors and permitted assigns (each referred to with respect to claims as an indemnified party) from and against any losses from (a) the breach of any of Borqs International’s representations and warranties, (b) the breach of any of Borqs International’s covenants or Pacific’s post-Closing covenants, (c) any actions by persons or entities who were holders of equity securities (including options, warrants, convertible securities or other rights) of Borqs prior to the Closing arising out of the sale, purchase, termination, cancellation, expiration, redemption or conversion of any such securities or (d) any indebtedness of Borqs as of the Closing which were not taken into account in the adjusted equity valuation. Except for fraud-based claims, indemnification claims are subject to (i) a minimum claim amount, with all related claims, of $10,000, and (ii) an aggregate basket of $1,000,000 before any indemnification claims can be made, at which point all claims in excess of the minimum claim amount will be paid back to the first dollar. In any indemnification claims between the parties, the Purchaser Representative will represent the indemnified parties and the Seller Representative will represent the Sellers.

Indemnification claims will be limited to the Indemnity Escrow Property in the Escrow Account, first paid with the Indemnity Escrow Shares and then with any other Indemnity Escrow Property. The Indemnity Escrow Property in the Escrow Account will be released to Sellers, on a pro rata basis, after the 18 month anniversary of the Closing Date, except for amounts withheld for unpaid or pending indemnification claims at that time. Such withheld amounts for unpaid or pending indemnification claims, if any remain after payment of the related indemnification claims, will be released to Sellers, on a pro rata basis, upon final resolution of all such pending indemnification claims. Pacific will cancel any Indemnity Escrow Shares that it receives as an indemnification payment.

Conditions to Closing

The obligations of each party to consummate the Closing are subject to the satisfaction or waiver of customary conditions and closing deliverables, including, but not limited to, (1) Pacific’s shareholders having approved the Merger Agreement and the related transactions (including the other matters for approval specific in the Proxy Statement) by the requisite vote at the Shareholder Meeting, (2) Sellers having approved the Merger Agreement and related transactions by the requisite vote at a duly held meeting of Sellers (although as discussed below, at the time of the signing of the Merger Agreement, Sellers representing the requisite vote of shareholders necessary to approve the Merger Agreement and related transactions provided written consents to Borqs International and/or entered into voting agreements with Pacific and Borqs International to vote in favor of the Merger Agreement and related transactions), (3) any required governmental and third party approvals having been obtained and any antitrust waiting periods expired or terminated, (4) no law or order preventing the transactions, (5) Pacific having net tangible assets of at $5,000,001 after giving effect to any redemptions of Pacific’s shareholders (the “Redemption”) and taking into account and proceeds from any PIPE Investment, (6) the other party’s representations and warranties being true and correct as of the date of the Merger Agreement and as of the Closing, except as has not had or reasonably be expected to have a Material Adverse Effect on the other party, (7) the other party’s compliance with its covenants under the Merger Agreement in all material respects, and (8) no Material Adverse Effect shall have occurred with respect to the other party (or with respect to Borqs International, its subsidiaries) since the date of the Merger Agreement.

The obligations of Borqs International to consummate the Closing is also subject to the satisfaction or waiver of the conditions specified in the Merger Agreement, including, but not limited to: (1) after giving effect to the Redemption, but excluding the payment by Pacific of its reasonable transaction expenses, the amount in the Pacific trust account, together with the proceeds from any PIPE Investment, shall be no less than $24,000,000, (2) immediately following the Effective Time, the Pacific Ordinary Shares will be listed on Nasdaq, and Pacific shall not have received any written notice from Nasdaq that it has failed, or would reasonably be expected to fail, to meet the Nasdaq listing requirements as of the Effective Time or within six months thereafter for any reason (other than a failure due solely to having fewer than the requisite number of shareholders), where such notice has not been subsequently withdrawn, or the underlying failure remedied or satisfied and (3) receipt of the ancillary agreements specified in the Merger Agreement signed by Pacific and/or the Purchaser Representative, as applicable.

The obligation of Pacific to consummate the Merger is subject to satisfaction or waiver of the conditions specified in the Merger Agreement, including, but not limited to: (1) certain specified employees of Borqs having entered into employment agreements with Borqs in form and substance reasonably acceptable to Pacific and Borqs International, (2) Pacific having received a signed non-competition and non-solicitation agreement in substantially the form attached to the Merger Agreement from certain specified Sellers, (3) Pacific having received a signed lock-up agreement in substantially the form attached to the Merger Agreement from each Seller and each holder of a Borqs International warrant, and (4) Pacific having received a signed registration rights agreement in substantially the form attached to the Merger Agreement from each Seller.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior the Closing, including among other reasons, (1) by either Pacific or Borqs International if the Closing has not occurred on or prior to July 20, 2017 (since Pacific received the approval of its shareholders to extend the deadline for Pacific to consummate its initial business combination), (2) by either party for the other party’s uncured breach (subject to certain materiality qualifiers), (3) by Pacific if there has been a Material Adverse Effect on Borqs after the date of the Merger Agreement which is uncured and continuing, or (4) by either Pacific of Borqs International if (A) Pacific holds the Shareholder Meeting and it does not receive the requisite vote of its shareholders to approve the Merger Agreement and related transactions or (B) Borqs International holds its shareholder meeting and it does not receive the requisite vote of its shareholders to approve the Merger Agreement and related transactions.

If the Merger Agreement is terminated by a party due to the other party’s material uncured breach, the breaching party shall pay to the terminating party as liquidated damages a termination fee of US$5,000,000 (the “Termination Fee”). The Sponsor guaranteed Pacific’s obligation to pay a Termination Fee in such circumstances. If the Merger Agreement is terminated, all further obligations of the parties under the Merger Agreement (except for, if applicable, the obligation to pay the Termination Fee and certain obligations related to confidentiality, public announcements and general provisions) will terminate, and no party to the Merger Agreement will have any further liability to any other party thereto except for liability for fraud or for, except in the case where the Termination Fee is paid, willful breach of the Merger Agreement prior to termination.

Purchaser Representative and Seller Representative

Zhengqi International Holding Limited, our Sponsor, is serving as the Purchaser Representative under the Merger Agreement, and in such capacity will represent the interests of Pacific’s shareholders (other than the Sellers) after the Closing with respect to certain matters under the Merger Agreement and the ancillary documents to which the Purchaser Representative is a party in such capacity, including any indemnification claims. Zhengdong Zou is serving as the Seller Representative under the Merger Agreement, and in such capacity will represent the interests of the Sellers after the Closing with respect to certain matters under the Merger Agreement and the ancillary documents to which the Seller Representative is a party in such capacity, including any indemnification claims.

Trust Account Waiver

Borqs International agreed that it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in Pacific’s trust account held for its public shareholders, and agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom).

Governing Law and Dispute Resolution

The Merger Agreement is governed by Delaware law. Any disputes under the Merger Agreement, other than claims for injunctive or equitable relief (including specific performance to strictly enforce the terms of the Merger Agreement), will be subject to arbitration by the American Arbitration Association to be held in Manhattan, New York. Any claims that are brought before a court will be subject to the exclusive jurisdiction of the state and federal courts in New York, New York (and appeals courts), and each party waived its rights to a jury trial in connection therewith. The parties are entitled to an injunction, specific performance and other equitable relief to prevent breaches of the Merger Agreement in addition to any other remedy to which they are entitled at law or in equity.

Board of Directors and Management Following the Business Combination

Upon the closing, we anticipate increasing the size of our board of directors from five to seven directors and reclassifying our board into three classes. All incumbent directors of Pacific except Dr. Deng and Mr. Shen have informed us that they will resign from our board of directors upon closing of the Business Combination. Our board of directors intends to appoint five directors to fill the vacancies left by these directors and by the increase in board size. One of the directors will be nominated by Pacific, three will be nominated by Borqs (at least one of whom will be required to be independent), and one (who will be required to be independent) will be nominated jointly by Pacific and Borqs. If the Business Combination is consummated, our board of directors will consist of: Yaqi Feng, the current Chief Operating Officer and Secretary of Pacific; Pat Sek Yuen Chan and Joseph Wai Leung Wong, incumbent directors of Borqs; Jason Zexian Shen and Honghui Deng, incumbent independent directors of Pacific; and two new independent directors, Eric Tao and Bill Huang. It is presently contemplated that, immediately following the consummation of the Business Combination and subject to the Amended Charter becoming effective under the laws of the British Virgin Islands, our new board of directors will exercise its rights under our memorandum and articles of association as then amended by the Charter Amendment Proposal (if approved) to reclassify our board into three classes pursuant to the Charter Amendment, it is anticipated that Dr. Deng and Mr. Huang will serve as Class I directors, Mr. Shen and Mr. Wong will serve as Class II directors and Mr. Tao, Mr. Chan and Ms. Feng will serve as Class III directors. Members of Class I will serve as directors until our annual meeting in 2018, members of Class II will serve as directors until our annual meeting in 2019 and members of Class III will serve as directors until our annual meeting in 2020. See the sections entitled “Charter Amendment Proposal” and “Management After the Business Combination.”

Related Agreements

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to the Merger Agreement (the “Related Agreements”) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements. Copies of the Related Agreements have been filed with the SEC as exhibits to Pacific’s current reports on Form 8-K filed on January 3, 2017 and May 12, 2017. Shareholders and other interested parties are urged to read such Related Agreements in their entirety.

Voting Agreements

At the same time that the Merger Agreement was signed, Pacific and Borqs International entered into voting agreements (each, a “Voting Agreement”) with certain Sellers. Under the Voting Agreement, the Sellers party thereto generally agreed to vote all of their capital shares in Borqs International in favor of the Merger Agreement and related transactions, to deliver the Closing deliverables required to be delivered by Sellers under the Merger Agreement, to waive any dissenters’ rights and to otherwise take certain other actions in support of the Merger Agreement and related transactions. Each Voting Agreement prevents transfers of the Borqs International shares held by the Seller party thereto between the date of the Voting Agreement and the date of the meeting of Borqs shareholders unless the recipient agrees to become bound by the terms of the Voting Agreement. The capital shares of Borqs International held by the Sellers that entered into the Voting Agreements, along with written consents approving the Merger Agreement and related transactions provided to Borqs International by certain of Sellers, represent the requisite vote of Sellers necessary to approve the Merger Agreement and related transactions.

Lock-Up Agreement

At the Closing, each Seller and each holder of an outstanding Borqs International warrant will enter into a Lock-Up Agreement with Pacific and the Purchaser Representative, in substantially the form attached to the Merger Agreement (each, a “Lock-Up Agreement”), with respect to their Merger Consideration Shares and Replacement Warrants received in the Merger and any Pacific ordinary shares issuable upon the exercise of the Replacement Warrants (collectively with the Merger Consideration Shares and Replacement Warrants, the “Restricted Securities”). In such Lock-Up Agreement, each holder will agree that, during the period from the Closing until the earlier of (x) the first anniversary of the Closing, (y) the date on which Pacific consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of Pacific’s shareholders having the right to exchange their equity holdings in Pacific for cash, securities or other property and, (z) only with respect to 50% of each type of Restricted Securities held by each holder, the date on which the closing sale price of the Pacific ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30 trading day period commencing after the Closing, it will not (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Restricted Securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Restricted Securities, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii). Each holder will further agree that the Escrow Shares will continue to be subject to such transfer restrictions until they are released from the Escrow Account. However, each holder is permitted to transfer its Restricted Securities (other than the Escrow Shares while they are held in the Escrow Account) by gift, will or intestate succession upon such holder’s death, pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union or to certain permitted transferees, provided in each such case that the transferee thereof agrees to be bound by the restrictions set forth in the Lock-up Agreement. Additionally, each holder will be allowed to pledge its Restricted Securities (other than the Escrow Shares while they are held in the Escrow Account) to an unaffiliated third party as a guarantee to secure borrowings made by such third party to Pacific or any of its subsidiaries. In the event that any holder that enters into a Lock-Up Agreement is released from its obligations thereunder with respect to all or any portion of its Restricted Securities, each other holder subject to a Lock-Up Agreement will similar be released in a proportional manner.

Registration Rights Agreement

At the Closing, Pacific will enter into a Registration Rights Agreement with the Sellers and the holders of Borqs International warrants and the Purchaser Representative in substantially the form attached to the Merger Agreement (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Sellers and warrant holders will have registration rights that will obligate Pacific to register for resale under the Securities Act of 1933, as amended (the “Securities Act”), all or any portion of their Merger Consideration Shares and Replacement Warrants (together with any securities of Pacific issued as a dividend or distribution with respect thereto or in exchange therefor, the “Registrable Securities”), except that Registrable Securities that are subject to transfer restrictions in the Lock-Up Agreement or Escrow Shares held in the Escrow Account may not be requested to be registered or registered until 90 days before the end of the applicable transfer restrictions. Holders of a majority-in-interest of any class of Registrable Securities will be entitled under the Registration Rights Agreement to make a written demand for registration under the Securities Act of all or part of the their Registrable Securities, and other holders of the Registrable Securities will be entitled to join in such demand registration. Subject to certain exceptions, if any time after the Closing, Pacific proposes to file a registration statement under the Securities Act with respect to its securities, under the Registration Rights Agreement, Pacific shall give notice to the holders of the Registrable Securities as to the proposed filing and offer them an opportunity to register the sale of such number of Registrable Securities as requested by them in writing, subject to customary cut-backs. In addition, subject to certain exceptions, holders of Registrable Securities will be entitled under the Registration Rights Agreement to request in writing that Pacific register the resale of any or all of such Registrable Securities on Form S-3 and any similar short-form registration that may be available at such time. Under the Registration Rights Agreement, Pacific will agree to indemnify the holders of Registrable Securities and certain persons or entities related to them, such as their officers, directors, employees, agents and representatives against any losses or damages resulting from any untrue statement or omission of a material fact in any registration statement or prospectus pursuant to which they sell Registrable Securities, unless such liability arose from their misstatement or omission, and the holders of Registrable Securities, including Registrable Securities in any registration statement or prospectus, will agree to indemnify Pacific and certain persons or entities related to Pacific, such as its officers and directors and underwriters, against all losses caused by their misstatements or omissions in those documents.

Non-Competition and Non-Solicitation Agreement

At the Closing, certain specified Sellers actively involved with Borqs management (each, a “Subject Party”) will enter into Non-Competition and Non-Solicitation Agreements in favor of Pacific, Borqs International and their respective successors and subsidiaries (referred to as the “Covered Parties”), and to which the Purchaser Representative is also a party thereunder, in substantially the form attached to the Merger Agreement (each, a “Non-Competition Agreement”), relating to the business of providing software and solutions for connected devices in the Internet of Things industry, and mobile communication services as a Mobile Virtual Network Operator (the “Business”) as conducted by Borqs and to be conducted by Pacific and its subsidiaries after the Closing. Under the Non-Competition Agreement, for a period from the Closing until the later of (i) the four year anniversary of the Closing or (ii) the date on which the Subject Party is no longer a director, officer, manager, employee or independent contractor of any Covered Party (such period, the “Restricted Period”), the Subject Party and its controlled affiliates will not, without Pacific’s prior written consent, anywhere in the Peoples’ Republic of China or in any other markets in which the Covered Parties are engaged, or are actively contemplating to become engaged, in the Business as of the Closing Date or during the Restricted Period, directly or indirectly engage in the Business (other than through a Covered Party) or own, manage, finance or control, or participate in the ownership, management, financing or control of, or become engaged or serve as an officer, director, member, partner, employee, agent, consultant, advisor or representative of, a business or entity (other than a Covered Party) that engages in the Business (a “Competitor”). However, the Subject Party and its affiliates will be permitted under the Non-Competition Agreement to own passive investments of no more than 2% of any class of outstanding equity interests in a Competitor that is publicly traded, so long as the Subject Party and its affiliates and immediate family members are not involved in the management or control of such Competitor. Under the Non-Competition Agreements, the Subject Party and its controlled affiliates will also be subject to certain non-solicitation and non-interference obligations during the Restricted Period with respect to the Covered Parties’ respective (i) employees, consultants and independent contractors, (ii) customers and (iii) vendors, suppliers, distributors, agents or other service providers. The Subject Party will also be subject to non-disparagement provisions regarding the Covered Parties and confidentiality obligations with respect to the confidential information of the Covered Parties.

Letter of Transmittal

At the Closing, each Seller and each holder of a Borqs International warrant will provide Borqs International and Pacific with a completed and duly executed Letter of Transmittal, in substantially the form attached to the Merger Agreement (each, a “Letter of Transmittal”), with respect to their Borqs International shares and warrants. In the Letter of Transmittal, each such holder makes customary representations and warranties, acknowledges its obligations with respect to the indemnification obligations and escrow provisions under the Merger Agreement, appoints the Seller Representative to act on its behalf in accordance with the terms of the Merger Agreement, provides a general release to Borqs International and its affiliates and certain related persons with respect to claims relating to the holder’s capacity as a holder of Borqs International shares, warrants or options, and agrees to be bound by confidentiality obligations to Borqs International for two years after the Closing.

Escrow Agreement

As a condition to the Closing, we and the Seller Representative (on behalf of the Sellers) will enter into an Escrow Agreement with the Escrow Agent pursuant to which the Escrow Agent will hold the Indemnity Escrow Shares, the Backstop Guarantee Shares and the Net Income Shares, if any, in segregated escrow accounts, to be held and disbursed as described above under the heading “The Merger Agreement”. The Purchaser Representative will have the sole right to act on our behalf under the Escrow Agreement.

Backstop and Subscription Agreement

In connection with the execution of an amendment to the Merger Agreement on May 10, 2017, Pacific and the Sponsor (the “Backstop Commitment Investor”) entered into a Backstop and Subscription Agreement (the “Backstop and Subscription Agreement”) on May 11, 2017, pursuant to which the Backstop Commitment Investor agreed to purchase up to $24.0 million of Pacific Ordinary Shares through (i) open market or privately negotiated transactions with third parties (with the Backstop Commitment Investor not obligated to pay a price of greater than $10.40 per share), (ii) a private placement at a price of $10.40 per share with consummation to occur concurrently with that of the Business Combination or (iii) a combination thereof, in order to ensure that there is at least $24.0 million in Closing Proceeds (the “Backstop Commitment”), although the Backstop Commitment Investor is entitled, at its sole election, to purchase additional

Pacific Ordinary Shares in excess of such $24.0 million Closing Proceeds requirement, up to a total of $24.0 million purchased in total in connection with the Backstop and Subscription Agreement. As consideration for the Backstop Commitment, the Backstop Commitment Investor will be entitled to receive the Backstop Guarantee Shares subject to the terms and conditions of the Merger Agreement, as amended. In connection with the Backstop and Subscription Agreement, at the Closing, Pacific and the Backstop Commitment Investor will enter into a registration rights agreement, in a form to be agreed upon, with respect to the shares purchased in connection with the Backstop and Subscription Agreement and any Backstop Guarantee Shares released from escrow to and retained by the Backstop Commitment Investor. If the Backstop Commitment Investor assigns all or a portion its obligations under the Backstop and Subscription Agreement to investors that are qualified institutional buyers or institutional accredited investors, such assignees will take a proportionate share of the Backstop Commitment Investor’s rights with respect to the Backstop Guarantee Shares and proportionate rights under the registration rights agreement contemplated by the Backstop and Subscription Agreement.

Background of the Business Combination

We are a blank check company that was formed in the British Virgin Islands on July 1, 2015 for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, or contractual control arrangement with, purchasing all or substantially all of the assets of, or engaging in any other similar business combination with one or more businesses or entities. The Merger Agreement was the result of a thorough search for a potential transaction using the extensive network and investing and operating experience of our management team and board of directors. The terms for the Business Combination set forth in the Merger Agreement were the result of thorough negotiations between our representatives and the Company, the Sellers and their respective representatives.

The following is a brief description of the background of these negotiations, the Merger Agreement and related transactions.

A registration statement for Pacific’s initial public offering was declared effective on October 14, 2015. Pacific consummated its initial public offering of 5,000,000 units on October 20, 2015 (the “IPO”). The underwriter of the IPO was granted an option to purchase up to an additional 750,000 units to cover over-allotments, if any. In October 2015, the underwriter exercised the option and, on October 23, 2015, the underwriter purchased 750,000 over-allotment units. The net proceeds of the initial public offering, together with $5,318,750 from Pacific’s sale of 497,671 insider units, collectively, to the sponsor and the underwriter of the IPO, for an aggregate of approximately $59,800,000, were deposited in a trust account.

Prior to the consummation of its IPO, neither Pacific, nor anyone on its behalf, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to such a transaction with Pacific.

From the date of the IPO through execution of a non-binding letter of intent with Borqs on July 22, 2016, we considered a number of potential target companies with the objective of consummating an acquisition. Our representatives contacted and were contacted by a number of individuals and entities who offered to present ideas for acquisition opportunities, including financial advisors and companies that have their primary operations in Asia (particularly China). We compiled a list of high priority potential targets and updated and supplemented such list from time to time. This pipeline was periodically shared, in depth, with our board of directors.

During that period, we and our representatives:

•         Identified and evaluated over 80 potential acquisition target companies;

•         Participated in in-person or telephonic discussions with representatives of approximately 50 potential acquisition targets (other than Borqs);

•         Provided an initial non-binding indication of interest to four potential acquisition targets (other than Borqs) or its representatives; and

•         Conducted confirmatory due diligence with respect to four potential acquisition targets (other than Borqs).

We reviewed the potential acquisitions based on the same criteria discussed below and used in evaluating the proposed Business Combination, which included established middle-market businesses with proven track records, experienced management teams and strong competitive positions with, or with the potential for, revenue and earnings growth and strong free cash flow generation. We focused on companies exhibiting secular growth or the potential for a near-term cyclical uptick, and within those sectors, companies that would benefit from being a publicly traded company.

On or about October 18, 2015, we formed a team led by our CEO, Zhouhong Peng, and our COO, Yaqi Feng, consisting of a number of employees from our sponsor, Zhengqi International Holding Limited, a wholly owned subsidiary of Pacific Securities Investment Management Co., Ltd., a company incorporated in the People’s Republic of China and a wholly owned subsidiary of Pacific Securities Capital Management Co. Ltd. (“Pacific Capital”), a company incorporated in the People’s Republic of China which, in turn, is a wholly owned subsidiary of Pacific Securities Co. Ltd (601099.SH) (“Pacific Securities”), a company incorporated in the People’s Republic of China.

The team members included accounting and investment banking staff from Pacific, Pacific Capital and Pacific Securities. The team identified various preliminary target selection criteria, including but not limited to financial thresholds such as total net income and net profit, length of operating history, business practice licensing requirements, and managements’ professional knowledge in connection with global capital markets. Based on the extensive business connections and industrial insights from Pacific Securities, we established a referral system, whereby potential acquisition targets that met the team’s preliminary target selection criteria would be submitted by various offices of Pacific Securities and related affiliated business entities across China. Our team would review the initial candidate referrals on the basis of each candidate’s financial performance, business industry and management description. Following such initial review, the team would then select preliminary qualified candidates and proceed to the second stage of review by conducting business conference calls and/or personal visits and meetings with the management of such preliminary qualified candidates to discuss candidates’ business operation performance and financial performance, and collecting further business information of candidates. A preliminary candidate database would be established upon collecting such additional business information.

Pacific Securities’ senior management also provided strong support in assisting Pacific and its team with respect to the preliminary selection of potential targets. Several senior management officers from Pacific Securities and Pacific Capital regularly attended meetings with the team to assist Pacific in scrutinizing acquisition targets from various perspectives, such as prospects for industry and company growth, based on their experience and knowledge in related businesses. From December 2015 to September 2016, we called 17 meetings at the office of Pacific Securities in Beijing, China (the “Selection Meetings”) to discuss preliminary target candidates with Pacific Securities’ senior management. At each Selection Meeting, we reviewed and discussed the qualifications of those preliminary target candidates and ranked each company with respect to our level of interest in a possible business combination. After reviewing over 50 potential targets, and holding discussions with their management or representatives, we decided to focus on five potential companies. After completing our analysis, Pacific identified Borqs as the preferred acquisition target.

Description of negotiation process with candidates other than Borqs

In November 2015, Company A, which is not affiliated with Pacific or to any affiliated business entities of Pacific, was referred to the team through its internal referral system. Company A is a medical equipment supplier company in Hubei, China. On December 1, 2015, after reviewing basic information of Company A and discussing with management of Company A, the team established Company A as a merger candidate and submitted its information at the Selection Meeting with Pacific Securities’ senior management on January 13, 2016 based upon a preliminary due diligence review. Pacific conducted additional due diligence on Company A from mid-January to March 2016, and from March 2016 through June 2016 reviewed Company A’s financial information as it became available. Following Pacific’s review of Company A’s financial performance data for the first quarter of 2016, Pacific removed Company A from the priority list of business merger target candidates on July 4, 2016 at a meeting of the Selection Meeting,

In or about January 2016, Company B, which is not affiliated with Pacific or any affiliated business entities, was referred to the team through its internal referral system. Company B is an on-line trademark filing agency which provides additional related professional services and is based in Beijing, China. On January 13, 2016, after reviewing basic information of Company B and holding discussions with its management, the team established Company B as a potential merger candidate and submitted Company B’s information at a Selection Meeting on January 29, 2016. From March 2016 through June 2016, Pacific reviewed and evaluated Company B’s financial information, management structure and business model. In July 2016, Pacific was notified that Company B intended to acquire a related private business in the United States and proposed to postpone any business combination with Pacific to early 2017. Due to the required timeline of Pacific’s business combination, Pacific declined to defer merger negotiations and removed Company B from the list of target candidates.

Around January 2016, Company C, which is not affiliated with Pacific or any affiliated business entities, was referred to Pacific’s team through its internal referral system. Company C is an on-line cloud technology service provider for automobile safety and smart navigation based in Shanghai, China. On January 25, 2016, after reviewing basic information of Company C and meeting with its management, the team established Company C as a candidate and submitted Company C’s information at the Selection Meeting on January 29, 2016. Pacific continued due diligence and discussions with Company C until September 8, 2016, when Pacific was informed that Company C’s funding needs and acquisition timeline was not compatible with Pacific’s timeline to complete a business combination.

Around March 2016, Company D, which is not affiliated with Pacific or any of its affiliated business entities, was referred to Pacific’s team through its internal referral system. Company D is a maternal and baby care products retailer in Guangdong, China. On March 3, 2016, after reviewing basic information of Company D, the team established Company D as a candidate and submitted Company D’s information to the Selection Meeting on March 14, 2016. From March 2016 through June 2016, Pacific conducted on-site due diligence and reviewed the financial requirements of Company D’s existing investors. At a July 25, 2016 Selection Meeting, Pacific discussed potential alternatives to buy-out existing investors of Company D. Shortly thereafter, due to its immediate need for additional capital to expand its franchise stores, Company D accepted a private equity investment rather than pursuing a merger with Pacific.

Description of negotiation process with Borqs

On November 3, 2015, Pacific was contacted by Nancy Na, a consultant of Borqs. Ms. Na understood that Pacific was seeking a potential merger partner.

On November 9, 2015, Borqs and Pacific executed a confidentiality and non-disclosure agreement and waiver of claims against the Pacific trust. On November 11, 2015, Anthony Chan, CFO of Borqs, sent Borqs’ business presentation, financials and a financial forecast to Yaqi Feng, COO of Pacific. Subsequently, Pacific and Borqs held a conference call to discuss the potential merger opportunity. During the call, Borqs made a presentation and Mr. Chan confirmed that Borqs was considering a public offering, and Borqs believed that a transaction with Pacific could be a suitable alternative, considering the certainty and time efficiency.

On November 18, 2015, Pacific and Borqs conducted a meeting in Beijing, China. Ms. Feng and Mr. Chan had a detailed discussion about Borqs’ current and forecasted financial results. Mr. Chan disclosed to Pacific that Borqs’ mobile virtual network operator (the “MVNO”) had achieved rapid growth in China and India. Management of Borqs also noted that respected institutional investors including Intel and Norwest held equity positions in the company. In addition, Borqs demonstrated current and future business opportunities with sizable customers including Intel and Qualcomm. Pacific confirmed an interest in exploring a business combination with Borqs pending a review of Borqs’ 2015 financial statements when they became available.

On February 17, 2016, Ms. Na contacted Pacific to discuss the potential merger transaction between the two companies. Ms. Na also confirmed to Pacific that Borqs expected to demonstrate attractive growth rates based on its 2015 financials.

On February 27, 2016, Mr. Chan and Ms. Feng met in Beijing, China. At the meeting, Mr. Chan reported that Borqs’ 2015 total revenue was approximately $70 million and Borqs had already secured large contracts for 2016 in both the Indian and Chinese markets and was working with other leading companies in the United States, Japan and Latin America. Borqs stated that its MVNO was also growing rapidly. Ms. Feng suggested that Pacific Securities would like to send a group of team members to conduct due diligence on Borqs. Mr. Chan proposed to have a management meeting to decide the formal due diligence process.

On the same day, February 27, 2016, the CEO of Pacific, Mr. Zhouhong Peng, and Ms. Feng visited Borqs’ office premises in Beijing, China. They met with Pat Chan, the founder, chairman and CEO of Borqs, and Anthony Chan. Upon the meeting, Pacific decided to send a group of professional team members from Pacific Securities to Borqs for an onsite due diligence study, and Pacific also decided to hire King & Wood Mallesons (“King & Wood”), a leading global law firm with offices in China as Pacific’s China legal counsel to conduct legal due diligence review work. Borqs decided to hire Ernst & Young (China) Advisory Limited (“Ernst & Young”) as its auditor to conduct Borqs’ audit and issue the audit report.

On March 7, 2016, Mr. Yang Yang, an accounting professional and a member of Pacific’s team, Ms. Qingxia Zeng, a legal professional and a member of Pacific’s team, interviewed Pat Chan at his office in Beijing, China. Our professionals collected detailed information regarding Borqs including current business operations, technologies, markets trends and additional information concerning current shareholders.

On March 8, 2016, Yang Yang and Qingxia Zeng interviewed Mr. Gene Wu, the SVP of Borqs, at Borq’s meeting room in Beijing, China, and collected detailed information regarding the MVNO business operation and its current development, market share and competitive positioning.

On the same day, March 8, 2016, Yang Yang and Qingxia Zeng interviewed Ms. Ran (Daphne) Mao, the general counsel of Borqs, at Borq’s meeting room in Beijing, China, and collected detailed information regarding Borqs. Ms. Mao provided information concerning Borqs’ corporate history, equity capital structure and outstanding litigation. Yang Yang and Qingxia Zeng also reviewed the archives of Borqs filed with the Administration Office of Industry and Commerce, as well as its material business contracts.

On March 9, 2016, Yang Yang and Qingxia Zeng interviewed Dr. Xiaobo (Bob) Li, the President of Borqs at his office in Beijing, China, and collected detailed information regarding Borqs’ various business production lines, general business operations, business developments and future business plans.

On March 11, 2016, Yang Yang and Qingxia Zeng interviewed Anthony Chan at his office in Beijing, China, and collected detailed information regarding Borqs’ accounting and finances. Mr. Chan explained Borqs’ accepted accounting practices, accounting principles (including the revenue recognition principle), litigation and claims, the existence of guarantees, mortgages and pledges, estimated valuation, and potential use of merger proceeds.

On the same day, March 11, 2016, Yang Yang and Qingxia Zeng interviewed Ms. Hang (Amanda) Li, the financial manager-in-charge of Borqs, at Borq’s meeting room in Beijing, China. Ms. Li discussed detailed information regarding Borqs’ accounting, including Borqs’ financial statements, material accounting items, and certain adjustments and reasons for such changes.

From March 14 to March 18, 2016, Yang Yang and Qingxia Zeng worked at Pacific’s office in Shanghai, China to review the information and documentation collected from their onsite visits at Borqs and drafted a business due diligence report.

On March 18, 2016, at Pacific’s office in Shanghai, China, Yang Yang and Qingxia Zeng completed the draft of the business due diligence report on Borqs, and Qingxia Zeng sent the report to Ms. Feng for Pacific management’s first round review.

On March 18, 2016, at Pacific’s office in Shanghai, China, Ms. Feng completed the first round review of the draft business due diligence report for Borqs and issued her comments on the report.

On March 22, 2016, at Pacific’s office in Shanghai, China, Yang Yang and Qingxia Zeng responded to Ms. Feng’s comments from March 18, 2016 regarding the business due diligence report and revised the draft of report.

On March 23, 2016, at Pacific’s office in Shanghai, China, Yang Yang and Qingxia Zeng submitted the revised business due diligence report to Zhouhong Peng for review.

On March 25, 2016, at Pacific’s office in Shanghai, China, Mr. Zhouhong Peng completed his review and issued his comments on the report.

On March 28, 2016, at Pacific’s office in Shanghai, China, Yang Yang and Qingxia Zeng responded to Zhouhong Peng’s comments made on March 25, 2016 regarding the business due diligence report and revised the report.

On April 19, 2016, the management team from Pacific and the management team from Borqs, including the CEO of Pacific Zhouhong Peng, COO Ms. Feng, officers of the Sponsor, Yang Yang and Qingxia Zeng, and the CEO of Borqs, Pat Chan and CFO Anthony Chan, conducted a series of meetings in Beijing, China. At the meetings, the two companies discussed Ernst & Young’s audit work progress and reviewed the audit data room information. Borqs also addressed certain questions which emerged from Pacific’s legal and financial due diligence. Pacific decided to wait for Ernst & Young’s profit & loss (the “P&L”) draft to determine the appropriate next due diligence steps.

On June 12, 2016, Ernst & Young issued draft P&L for Borqs for the year ended December 31, 2015. Pacific conducted an internal review of the material and initiated a conference call with Borqs’ management team to discuss the details. Based on the P&L draft, Borqs asked for a valuation of around 2.5 times Borqs’ projected revenue for 2017. Meanwhile, all due diligence documentation and information was sent to Pacific Securities’ Internal Quality Control Department, as well as the Quality Control Committee members (including the CEO of Pacific Securities, Changwei Li), for review.

On June 28, 2016, Pacific had an internal due diligence meeting at Pacific Securities’ headquarters in Beijing, China. Changwei Li attended and hosted the meeting. In addition, senior management team members from Pacific Securities and Pacific, including Pacific Securities’ Quality Control Committee members, attended the meeting. At the meeting, Pacific’s team reviewed the due diligence work with the other attendees of the meeting who conducted inquires to the team members of Pacific and raised questions regarding the due diligence materials and information. The attendees included Changwei Li, the CEO of Pacific Securities, Lan Zhou, Pacific Securities Senior Vice Presidents Diwei Xu and Donghai Zhang, Yan Xiong, Weihua Tang, Xun Wang, and Guoxiong Luo, a director of Pacific. Following a thorough discussion at the meeting, all attendees unanimously advocated in favor of Borqs as a priority candidate for a business combination transaction.

On July 13, 2016, Borqs’ management team, including Pat Chan, Xiaobo (Bob) Li and Anthony Chan, visited Pacific Securities’ headquarters in Beijing, China and met with Changwei Li and senior management members of Pacific Securities and Pacific. At the meeting the parties discussed Borqs valuation, for which Pacific counter-offered a valuation of approximately 1.5 times projected 2017 revenue. Following further negotiation, both parties agreed on a valuation of approximately 1.9 times projected 2017 revenue.

On July 22, 2016, Borqs called a meeting of its board of directors, at which Borqs approved entering into a Letter of Intent (the “LOI”) with Pacific for the proposed business combination.

Also on July 22, 2016, Pacific and Borqs entered into an LOI to confirm the preliminary agreement of intent for the future tentative business combination.

On August 24, 2016, Mr. Peng and Ms. Feng from Pacific attended a meeting with Pat Chan, Xiaobo (Bob) Li and Anthony Chan from Borqs, in Beijing, China. At the meeting, the parties discussed proposed meeting arrangements between Borqs’ senior management team with the Chairman of the board of directors of Pacific, Jian Tu, in Toronto, Canada, as well as with Pacific’s investment banking firm, Early Bird Capital, in New York.

On September 15, 2016, Pat Chan and Anthony Chan from Borqs arrived in Toronto, Canada, and met with Jian Tu, Mr. Peng and Ms. Feng from Pacific. The parties confirmed their interest and intent to complete the proposed business combination. At the meeting, Borqs’ management team requested the minimum cash funding requirements for the purpose of the business combination and Pacific discussed and analyzed Borqs’ valuation. The parties then decided to conduct further meetings with Early Bird Capital in New York at a later time.

On September 17, 2016, Pat Chan and Anthony Chan from Borqs, and Mr. Peng, Ms. Feng, as well as Pacific’s Audit Committee Chair and Independent Director, Mr. David Boris, conducted a meeting with Early Bird Capital, including its Chairman Mr. David Nussbaum and CEO Mr. Steven Levine. At the meeting, Borqs’ management presented an introductory business presentation of the company. After the presentation, professionals from Early Bird Capital asked questions regarding Borqs’ business model, its financial information and forecast. Borqs also discussed its minimum cash requests for the proposed business combination. In response to Borqs’ minimum cash requirement request, Pacific’s management discussed at the meeting that Pacific’s parent company, Pacific Securities, might be able to assist in a capital raise in Asian capital markets under certain scenarios.

On September 23, 2016, a conference call was held among officers from Pacific, Borqs, Early Bird Capital, Ellenoff Grossman & Schole LLP (“EGS”) (Pacific’s U.S. legal counsel), Fenwick & West LLP (“Fenwick”) (U.S. legal counsel for Borqs for the proposed business combination), Ernst & Young and K&W. On the phone, the parties discussed the proposed timeline for the proposed business combination and relevant responsibilities for each party.

On September 26, 2016, a conference call was held between EGS and Fenwick to discuss the structure of the proposed business combination.

On October 5, 2016, Ms. Feng held a meeting with Anthony Chan from Borqs in Hong Kong and the parties discussed the proposed business combination and Borq’s minimum cash requirement needs.

On October 12, 2016, Mr. Peng and Ms. Feng had meetings with Pat Chan and Anthony Chan from Borqs in Beijing, China to negotiate material merger terms for the proposed business combination, including but not limited to, Pacific’s requirements with respect to Borqs’ minimum financial performance during the most recent fiscal year and financial forecasts for the future two years, Borqs’ representations on the existing investors’ views on a possible merger, and the proposed timeline requirement for completion of the proposed business combination.

On October 18, 2016, a conference call was held between EGS and Fenwick to discuss the structure of the proposed business combination and the general status of and process for negotiations.

On October 25, 2016, EGS sent an initial draft Merger Agreement to Pacific, which was forwarded on to Borqs for review.

On October 31, 2016, a conference call was held between EGS and Fenwick to discuss status, timing and process-related issues surrounding the proposed business combination.

In November 2016, Borqs hired Han Kun Law offices as its PRC counsel for the business combination.

On November 2, 2016, a conference call was held between Mr. Peng and Ms. Feng from Pacific, and Pat Chan and Anthony Chan from Borqs to discuss and negotiate the material terms of the Merger Agreement, including but not limited to the minimum cash requirements and completion of the audited financial statements.

On November 9, 2016, Fenwick sent a revised draft Merger Agreement to EGS for review.

On November 14, 2016, a conference call was held between EGS and Fenwick to discuss at length the terms of the Merger Agreement.

On November 15, 2016, a conference call was held among officers from Pacific, officers from Borqs, EGS and Fenwick to discuss and negotiate the Merger Agreement, including but not limited to the minimum cash condition, the termination fee, Borqs shareholder vote requirements, indemnification obligations and the determination of the merger consideration.

Between November 18, 2016 and November 30, 2016, EGS and Fenwick held multiple calls to discuss status, terms and closing documents for the proposed business combination and circulated drafts of the Merger Agreement for further review and revision.

On November 21, 2016, Pacific retained Ogier as its legal counsel in the British Virgin Islands and in the Cayman Islands for the tentative business combination between Pacific and Borqs.

On November 21, 2016, a conference call was held between Mr. Peng and Ms. Feng from Pacific, and Pat Chan and Anthony Chan from Borqs to discuss a timeline and milestone events for the proposed business combination.

On November 23, 2016, a conference call was held among officers from Pacific and Borqs to discuss and negotiate certain terms of the Merger Agreement, including but not limited to, Borqs’ shareholder vote requirement, transaction expenses and minimum cash requirements.

On November 24, 2016, Mr. Peng and Ms. Feng from Pacific, and Pat Chan, Anthony Chan and Xiaobo (Bob) Li from Borqs conducted a meeting at Borqs’ office in Beijing, China, to finalize the terms of the proposed Merger Agreement.

On November 30, 2016, a conference call was held among Ms. Feng and Mr. Boris from Pacific, Mr. John Klenner of Marcum LLP, Pacific’s auditors ( “Marcum”), Mr. Ricky Shun of Ernst & Young, and Anthony Chan from Borqs to discuss Borqs’ financial questions in connection with the proposed business combination.

On December 1, 2016, a conference call was held between EGS, Fenwick and Maples & Calder to discuss mechanics and processes relating to the proposed business combination.

On December 5, 2016 and December 7, 2016, EGS and Fenwick exchanged drafts of the Merger Agreement for further review and revision.

On December 7, 2016, Zhouhong Peng, Yaqi Feng and Yang Yang from Pacific had a meeting with Ernst & Young at Ernst & Young’s office in Shanghai, China to review Borqs’ audit. Representatives from Ernst & Young answered Pacific’s questions regarding the audit.

On December 7, 2016, a conference call was held among officers from Pacific, Borqs, EGS, Marcum, Ernst & Young, Fenwick and K&W to discuss and negotiate the material merger terms and remaining process items, including but not limited to, the timing of the delivery of audited financial statements, the preparation of final disclosure schedules and the post-closing board structure.

On December 8, 2016, Pacific retained Calabrase Consulting LLC as a financial consultant in the United States for the tentative business combination between Pacific and Borqs.

Between December 13, 2016 and December 22, 2016, a series of conference calls were held between EGS and Fenwick to negotiate the terms of the Merger Agreement, and multiple drafts of the Merger Agreement were circulated reflecting those discussions.

On December 16, 2016, Borqs called a meeting of its board of directors to approve the proposed business combination with Pacific.

On December 22, 2016, a conference call was held among directors from Pacific and EGS to discuss the material Merger Agreement terms and required actions from Pacific’s board of directors for the proposed business combination.

On December 23, 2016, a conference call was held between EGS and Fenwick to finalize the Merger Agreement and related documents for signature.

On December 23, 2016, Pacific called a meeting of its board of directors through a conference call to approve the proposed business combination with Borqs.

On December 26, 2016, EGS circulated a final execution version of the Merger Agreement. On the same day, a conference call was held between EGS and Fenwick to prepare the Merger Agreement and related documents for execution.

The Merger Agreement was signed on December 27, 2016. Pacific issued a press release announcing the execution of the Merger Agreement and some of the salient terms of the Merger Agreement prior to the U.S. stock market opening on December 27, 2016. On January 3, 2017, Pacific filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”), which included the press release, the Merger Agreement and a presentation providing a summary of the deal terms and additional details on Borqs’ business operations.

From February 23, 2017 to March 8, 2017, Pacific and Borqs initiated discussions with a number of investment banks in the United States regarding the feasibility of conducting a private placement of Pacific’s shares at the closing of the business combination, such that at least $24.0 million would be available in cash at such closing. On January 30, 2017 and February 16, 2017, respectively, Borqs engaged JMP Securities LLC (“JMP”) and Pacific Crest Securities, a division of KeyBanc Capital Markets Inc. as financial advisors with respect to the business combination and related financings. During this period, the parties also visited numerous qualified investors in the United States (after signing non-disclosure agreements with each prospective investor) to discuss the possibility of investing in a potential private placement of Pacific’s shares at the closing of the business combination.

On March 27 and 28, 2017, Pacific’s Chairman Jian Tu, CEO Zhouhong Peng, COO Yaqi Feng, and Borqs CEO Pat Chan, CFO Anthony Chan, and JMP banker Andrew Mertz had a meeting in Las Vegas, Nevada. JMP provided a detailed update on the roadshow including feedback from potential investors with respect to participating in a financing transaction.

In the afternoon of March 28, 2017, Pacific, the Sponsor and Borqs management had a meeting to discuss revising the terms of the business combination and the possibility of the Sponsor providing a financial backstop to the transaction to ensure that the minimum cash condition of $24.0 million as required under the Merger Agreement would be met. The parties agreed to reduce the base equity value consideration to be received by Sellers at the closing from $303 million to $270 million and to implement a potential earnout for Sellers for the Merger Consideration Shares based on achieving certain levels of earnings in the future. It was also agreed that the Sponsor would receive a portion of any earn-out shares, in the event that earnings targets were not achieved. Based on these revisions, the Sponsor preliminarily agreed to provide the desired $24.0 million backstop for the Business Combination, subject to additional consultation with the parties’ respective legal and financial advisors.

During April 2017, Pacific’s management and Borqs’ management held numerous discussions with their legal advisors for the purpose of structuring and drafting the new terms preliminarily agreed upon by the parties, including the reduced merger consideration, the relevant earnout requirements, plus any adjustments thereto, and the financial backstop to be provided by the Sponsor.

On April 19, 2017, Pacific held a special meeting of shareholders in lieu of an annual meeting to approve the following items: (i) an amendment to the Company’s memorandum and articles of association extending the date by which the

Company must consummate its initial business combination and the date for cessation of operations of the Company if the Company has not completed an initial business combination from April 20, 2017 to August 21, 2017 or such earlier date as determined by the board of directors, (ii) an amendment to the Investment Management Trust Agreement (as amended, the “Amended and Restated Trust Agreement”) between the Company and Continental extending the date on which to commence liquidation of the trust account in accordance with the Amended and Restated Trust Agreement from April 20, 2017 to August 21, 2017, (iii) the re-election of each of David Boris, Honghui Deng and Jason Zexian Shen as directors of the Company, each to serve until the 2019 annual meeting of shareholders or until their successors are duly elected and qualified, and (iv) the ratification of the selection by the Company’s audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending June 30, 2017.

In connection with the Extension Meeting, a total of 653,996 ordinary shares were redeemed. On April 25, 2017, our Sponsor deposited into the trust account approximately $153,000, which amount was equal to $0.03 for each of the 5,096,004 public shares of the Company that were not redeemed in connection with the extension. Based on the unaudited pro forma financial statements included as part of this proxy statement, as a result of the Contribution and following the redemption of a portion of the public shares in connection with the extension, the pro rata amount of the funds available in the trust account for the public shares that were not redeemed increased from approximately $10.40 per share to approximately $10.43 per share.

On April 30, 2017, EGS circulated a substantially final version of the Backstop and Subscription Agreement and on May 5, 2017, EGS circulated a substantially final version of the First Amendment to the Merger Agreement. The amendment reduced the base equity valuation of Borqs to $270.0 million and provided for between 2,352,285 and 3,846,154 shares to be deposited in escrow at the closing of the Business Combination to support a one year earnout schedule based on certain adjusted net income targets, and with the Backstop Commitment Investor to receive up to 2,352,285 of the shares escrowed if the earnout requirements were not achieved. Additionally, the amendment required Pacific to, in the case of certain future acquisitions by Pacific  during the Earnout Period (a) if having a value in excess of $60 million, require the approval of 2/3 of the directors then-serving on the board, (b) grant our Sponsor and the Purchaser Representative certain information rights relating to such acquisitions, (c) and, if requested by our Sponsor or the Purchaser Representative, to provide a fairness opinion in respect of such acquisitions.

The Backstop and Subscription Agreement requires our Sponsor to purchase up to $24.0 million of Pacific ordinary shares (or potentially more, at Sponsor’s sole election) through (i) open market or privately negotiated transactions with third parties, (ii) a private placement with consummation to occur concurrently with that of the Business Combination, or (iii) a combination thereof, in order to ensure that there is at least $24.0 million in cash available in the Company immediately following the Business Combination.

On May 8, 2017, Borqs called a meeting of its board of directors to approve the First Amendment to the Merger Agreement.

On May 9, 2017, Pacific’s board approved the First Amendment to the Merger Agreement and the Backstop and Subscription Agreement.

The First Amendment to the Merger Agreement was signed on May 10, 2017, and the Backstop and Subscription Agreement was signed on May 11, 2017. On May 12, 2017, Pacific filed a Current Report on Form 8-K with the SEC, which included the First Amendment to the Merger Agreement and the Backstop and Subscription Agreement as exhibits thereto.

Pacific’s Board of Directors’ Reasons for the Approval of the Business Combination

Before determining that the Business Combination was in the best interests of Pacific and its shareholders, Pacific’s board of directors reviewed the results of management’s due diligence, which included:

•         extensive meetings and calls with Borqs’ management team and its representatives regarding Borqs’ operations, services, major customers, credit risk control and growth opportunities for the companies, among other typical due diligence matters;

•         personal visits to Borqs’ facilities in Beijing, China;

•         review of Borqs’ material contracts, intellectual property matters, employee matters and other legal diligence;

•         consultation with Pacific’s management, legal and financial advisors, and industry experts;

•         financial, tax, legal, and accounting diligence; and

•         creation of a financial model in consultation with management of Borqs.

Pacific’s board of directors considered a wide variety of factors in connection with its evaluation of the Business Combination. In light of the complexity of those factors, Pacific’s board of directors, as a whole, did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it took into account in reaching its decision. Individual members of Pacific’s board of directors may have given different weight to different factors.

In the prospectus for our IPO, we identified the following general criteria and guidelines that we believed would be important in evaluating prospective target businesses.
•         Middle-Market Growth Business. We will primarily seek to acquire one or more growth businesses with a total enterprise value of between $200,000,000 and $300,000,000. We believe that there are a substantial number of potential target businesses within this valuation range that can benefit from new capital for scalable operations to yield significant revenue and earnings growth. We currently do not intend to acquire either a start-up company, defined as a company that has not yet established commercial operations, or a company with negative cash flow.

•         Companies in Business Segments that are Strategically Significant to Asia or China. We will seek to acquire those businesses with strong technological know-how, distribution networks and/or business practices in economic sectors that are currently experiencing significant Asia/China outbound investing. Such sectors include: Internet and high technology, clean energy, health care, consumer and retail, energy and resources, food processing, and manufacturing.

•         Business with Revenue and Earnings Growth Potential. We will seek to acquire one or more businesses that have the potential for significant revenue and earnings growth through a combination of both existing and new product development, increased production capacity, expense reduction and synergistic follow-on acquisitions resulting in increased operating leverage.

•         Companies with Potential for Strong Free Cash Flow Generation. We will seek to acquire one or more businesses that have the potential to generate strong, stable and increasing free cash flow. We focus on businesses that have predictable revenue streams and definable low working capital and capital expenditure requirements. We may also seek to prudently leverage this cash flow in order to enhance shareholder value.

•         Benefit from Being a Public Company. We will intend to only acquire a business or businesses that will benefit from being publicly traded and which can effectively utilize access to broader sources of capital and a public profile that are associated with being a publicly traded company.

In considering the Business Combination, Pacific’s board of directors concluded that Borqs met all of the above criteria. In particular, the board considered the following positive factors, although not weighted or in any order of significance:

•         Middle-Market Growth Business at Attractive Valuation. Borqs is a global leader in software and products for IoT providing customizable, differentiated and scalable Android-based smart connected devices and cloud service solutions. With R&D centers in Beijing, China and Bangalore, India, Borqs boasts a comprehensive innovation driven portfolio from mobile devices to cloud services. Borqs has achieved leadership and customer recognition as an innovative end-to-end IoT solutions provider leveraging its unique strategic chipset partner relationships as well as its broad software and IP portfolio. We believe that Borqs can benefit from new capital for scalable operations to yield significant revenue and earnings growth.

•         IoT Industry is Strategically Significant to China. According to a report released in August 2016 by the China Electronic Distributor Association, the Chinese IoT market is expected to reach 1,150 billion RMB by 2017, with a compound average growth rate (CAGR) of over 30%. The IoT industry mainly refers to electronics, software and communication that use network connectivity to sense and recognize relevant information, and through communication equipment and conductors to transmit information, then finally through computer-based systems to process stored information. With the rise in importance of all things related to the internet, the development of the IoT industry has become a subject of national strategy, and there are many large or small technical enterprises which will benefit from national supporting policies as they enter the process of scientific industrialization.

In December 2011, the PRC government released its long-anticipated “Twelfth Five-Year” Development Plan for Internet of Things. The Plan stated that it would greatly increase its support of IoT enterprises through strategic fiscal and tax incentives, dedicate more public resources and capital to IoT development projects, as well as encourage both private capital and foreign capital to enter the IoT industry.

•         Proven Track Record and Strong Management Team.  Borqs is led by a highly experienced management team; most of them have over 20 years of professional experience in world class wireless communication, telecommunication, and semiconductor firms. Borqs has a proven track record in design, development and commercial shipments of various Android devices and is a Google GMS licensed partner. Qualcomm has chosen Borqs as a strategic partner for its Android-based platforms. Deloitte named Borqs as one of the fastest growing technology companies in China & Asia Pacific in 2011, 2012 & 2013. In 2013, 2014, 2015 and 2016, Borqs was awarded the Company of the Year for Innovation & Leadership in Mobile Technology for Asia Pacific from the International Alternative Investment Review. Recently Borqs received the “50 Most Promising IoT Solution Providers 2016” recognition from CIO Review magazine, and IAIR honored Pat Chan, Chief Executive Officer of Borqs, as IAIR’s CEO of the Year 2016.

•         Industry-leading Technology; High Barriers for New Entrants. In terms of innovation and R&D abilities, Borqs has 131 patents, 91 software copyrights, including 23 domestic invention patents, 3 US patents for inventions, 103 utility model patents, 2 design patents and another 37 patents pending in process. Borqs has been rated as a “high-tech enterprise” in Zhongguancun by Beijing Municipal Science and Technology Commission and Zhongguancun Management Committee and other government departments. For 10 years, Borqs has provided non-exclusive software development services to the two biggest chip makers, Intel and Qualcomm. Its technological and R&D capabilities have enabled it to become an industry leader in Android-based software development, which competitive edge makes it harder for new entrants to compete in IoT solutions industry.

•         Strong Growth Potential. Borqs, through its subsidiaries and variable interest entity, is principally engaged in the provision of commercial grade Android connected device software and hardware products and mobile virtual network operator (“MVNO”) services in China. Borqs had consolidated revenue of US$75.1 million and net income of US$0.8 million for 2015, and grew 60% to $120.6 million with net income of $2.6 million in 2016. Borqs’ revenues from its Android connected device software and hardware sales are primarily from international markets, and revenues from its MVNO business are primarily from providing voice/data plans and mobile communication services in China. Borqs intends to introduce its IoT products and cloud solutions in 2017 to its MVNO network to generate additional recurring revenue.

As illustrated in the table below, Borqs’ strategy has delivered consistent growth:

($ in thousands)	2014	2015	2016	% change from 2015 to 2016
Revenue	47,488	75,072	120,586	60.6%
Net Income	(8,171)	795	2,596	226.5%
Net Income attributable to Borqs	(7,661)	2,111	3,228	52.9%
Net Assets	13,182	12,490	13,511	8.2%

•         Business Where We Can Add Value. As a global leader in smart connected devices and IoT solutions, Borqs could benefit from ready access to capital in order to fuel its business. Pacific believes that as a Nasdaq-listed public company, Borqs could achieve its goals faster within the IoT industry with a relative low cost of funding and has the ability to utilize capital quickly and effectively to bring its new product and service innovations to commercial viability.

•         Financial Terms of the Merger Agreement. In considering the terms of the merger, our board of directors considered the fact that, in offering solely equity consideration for the Business Combination, the value of our ordinary shares to be paid to Sellers upon consummation of the Business Combination could be significantly more or less than the $10.40 implied value per share immediately prior to the announcement of the entry into the Merger Agreement based on any fluctuations in the market price of Pacific’s ordinary shares. Our board of directors took note of the course of negotiations between the parties in arriving at the amount of equity consideration to be paid in the Business Combination, including the number of outstanding shares of Borqs capital stock and stock equivalents that may be assumed by Pacific and the terms on which such securities would roll over.

•         Other Terms and Conditions of the Merger Agreement. Our board of directors considered the other terms and conditions of the Merger Agreement, including the nature and scope of the closing conditions and the likelihood of obtaining any necessary regulatory approvals.

•         Pro Forma Ownership. Our board of directors anticipated and noted that, following completion of the Business Combination if there are no redemptions of Pacific’s shares, Pacific’s existing shareholders, including our Sponsor, will retain an ownership interest of approximately 31.2% of the Company, and Sellers will own approximately 68.8% of the outstanding ordinary shares of the Company. These percentages are calculated based on a number of assumptions, including but not limited to (i) an adjusted equity valuation is $270,182,000 as of the closing, (ii) the issuance of the Indemnity Escrow Shares to the Sellers, (iii) the issuance of 2,352,285 Earnout Shares to the Sponsor, and (iv) the automatic conversion of 6,281,875 Pacific rights into ordinary shares at the closing of the Business Combination, along with other exclusions described elsewhere in this proxy statement, such as the exclusion of (i) any warrants, options, convertible debt or other convertible securities issued and outstanding as of the date hereof (see the section entitled “Summary Term Sheet” for a discussion of all Pacific securities that are currently outstanding); (ii) any valuation adjustments to the number of Merger Consideration Shares that will be issued to the Sellers; (iii) the issuance of 1,493,869 Merger Consideration Shares which could potentially be Net Income Shares to be issued to Sellers but held in escrow and subject to forfeiture; (iv) any Assumed Options and Replacement Warrants to be issued following the Business Combination; (v) any shares to be reserved for issuance pursuant to the Incentive Plan which is being submitted to our shareholders for approval; or (vi) any shares that may be purchased in connection with the Backstop Commitment.

Of the foregoing factors, Pacific’s board of directors believes that the positive factors that weighed most heavily in their decision were that the IoT industry in China and other geographic areas represents a high growth sector with strong barriers to entry, that Borqs is a developer of Android-based IoT products, and that Android is the leading operating system for these types of applications. Borqs’ strong leadership position was demonstrated in meaningful revenue growth from $47.5 million in 2014 to $120.6 million in 2016. Pacific believes that the financial results achieved by Borqs would be further enhanced by the continued efforts of its award winning management team.

Pacific’s board of directors also gave consideration to the following negative factors (which are more fully described in the “Risk Factors” section of this proxy statement), although not weighted or in any order of significance:

•         the risk that some of the current public shareholders would vote against the Business Combination Proposal or exercise their redemption rights, thereby depleting the amount of cash available in the trust account, which our board concluded was substantially mitigated because public shareholders may vote for the Business Combination Proposal while also exercising their redemption rights, especially to the extent that they hold public warrants and public rights, which would likely be worthless if the Business Combination is not completed;

•         the risk that the announcement of the transactions and potential diversion of Borqs’ management and employee attention may adversely affect Borqs’ ability to retain current customers;

•         the risk that certain key employees and customers of Borqs might not choose to remain with Borqs after the Business Combination;

•         the risk that the majority voting control of Pacific will likely be given to Sellers upon the consummation of the Business Combination;

•         the risks and costs to Pacific if the Business Combination is not completed, including the risk of liquidation;

•         the risks associated with the Chinese IoT industry in general, including the regulatory restrictions imposed;

•         the risk associated with macroeconomic uncertainty and the effects it could have on Borqs’ revenues;

•         the risks associated with Borqs’ structure and use of variable interest entity;

•         the risk of competition in the industry, including the potential for new entrants and new products gaining market share;

•         the risk that the Business Combination might not be consummated in a timely manner or that the closing of the Business Combination might not occur despite the companies’ efforts, including by reason of a failure to obtain the approval of the Pacific shareholders;

•         the risk that the transactions contemplated by the Merger Agreement would not be completed in accordance with its terms or at all;

•         the inability to maintain the listing of the Pacific’s ordinary shares on the Nasdaq Capital Market prior to or following the Business Combination;

•         the significant fees and expenses associated with completing the Business Combination and the substantial time and effort of management required to complete the Business Combination; and

•         the fact that our Sponsor, officers and directors may have interests in the Business Combination that are different from, or are in addition to, the interests of our public shareholders, including the matters described under “— Certain Benefits of Pacific’s Directors and Officers and Others in the Business Combination” below. However, our board of directors concluded that the potentially disparate interests would be mitigated because (i) these interests were disclosed in our IPO prospectus and would be included in this proxy statement, (ii) these disparate interests would exist with respect to a business combination with any target company, and (iii) the Business Combination was structured so that the Business Combination may be completed even if public shareholders redeem a substantial portion of our outstanding ordinary shares.

Our board of directors concluded that these risks could be managed or mitigated by Pacific or were unlikely to have a material impact on the Business Combination or Pacific, and that, overall, the potentially negative factors or risks associated with the Business Combination were outweighed by the potential benefits of the Business Combination to Pacific and its shareholders. The Pacific board of directors realized that there can be no assurance about future results, including results considered or expected as disclosed in the foregoing reasons. The foregoing discussion of the material factors considered by the Pacific board of directors is not intended to be exhaustive, but does set forth the principal factors considered by our board.

Satisfaction of 80% Test

It is a requirement under Pacific’s charter that any business acquired by Pacific in its initial business combination have a fair market value equal to at least 80% of the balance of the funds in the trust account at the time of the execution of a definitive agreement for an initial business combination. The Pacific board of directors considered, all of the factors described above and the fact that the purchase price for Borqs was the result of an arm’s length negotiation with the Borqs shareholders. As a result, our board of directors concluded that the fair market value of the business acquired was significantly in excess of 80% of the assets held in the trust account (excluding any taxes payable on the interest earned on the trust account). In light of the financial background and experience of the members of our management team and the board of directors, our board of directors believes that the members of our management team and the board of directors are qualified to determine whether the Business Combination meets the 80% asset test. Our board of directors did not seek or obtain an opinion of an outside fairness or valuation advisor as to whether the 80% asset test has been met.

Certain Projected Financial Information

PAAC and Borqs do not as a practice make public projections as to future revenues, earnings or other results. However, in connection the consideration of the Business Combination by the PAAC board of directors, Borqs management provided to PAAC its non-public, internal financial forecasts regarding Borqs’ anticipated future operations in 2016 and 2017. PAAC has included the below summary information from those financial forecasts to give its shareholders access to certain previously non-public information because the PAAC board of directors considered that information for the purpose of evaluating the Business Combination. Including that summary financial forecast information in this proxy statement is not intended to influence your decision about whether to vote for the Business Combination.

These financial forecasts have not been audited or reviewed by the independent registered public accounting firms of either PAAC or Borqs, and those firms do not express any opinion or provide any form of assurance with respect thereto for the purpose of this proxy statement. The unaudited prospective financial information included in this proxy statement was prepared by, and is the responsibility of, Borqs management.

Furthermore, the unaudited prospective financial information does not take into account any circumstances or events occurring after October 12, 2016, the date it was delivered. None of the prospective financial information provided herein should be relied upon as being indicative of future results, and readers of this proxy statement are cautioned not to rely on the prospective financial information.

For additional discussions of Borqs’ financial situation, you should read “Borqs Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The assumptions and estimates underlying the prospective financial information are inherently uncertain and subject to a wide variety of business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, including, among others, risks and uncertainties set forth under “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.” Accordingly, there can be no assurance that the prospective results are indicative of the actual future performance of PAAC or Borqs, or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this proxy statement should not be regarded as a representation by any person that those results will be achieved. This financial forecast constitutes “forward-looking statements” and actual results likely will differ materially from the forecast.

A summary of the internal consolidated financial forecast information regarding Borqs’ anticipated future operations for 2017 that Borqs management provided to PAAC is as follows:

($ in thousands)	2016	2017 (forecasted)
Revenue	120,586	161,683
Net income	2,596	13,170
Net income attributable to Borqs	3,228	12,635

The projections above reflect numerous assumptions made by the management of Borqs with respect to industry performance, general business, economic, market and financial conditions and other matters, all of which are subject to inherent uncertainties and are difficult to predict, many of which are beyond Borqs’ control. Accordingly, there can be no assurance that the assumptions made in preparing these projections will prove accurate. It is expected that there may be differences between actual and projected results, and actual results may be materially greater or less than those contained in the projections. Borqs and Pacific do not undertake any obligation to update the projections or any forward-looking statements, whether as a result of new information, past, current or future events or circumstances or otherwise.

Certain Benefits of Pacific’s Directors and Officers and Others in the Business Combination

When you consider the recommendation of our board of directors in favor of approval of the Business Combination, you should keep in mind that our board of directors and officers have interests in the Business Combination that are different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•         the fact that our Sponsor and our independent directors paid an aggregate of approximately $5.0 million for their founder shares and private units and such securities should have a significantly higher value at the time of the Business Combination;

•         As of November 9, 2016, our Sponsor has agreed to loan the Company up to $500,000 pursuant to a note, which becomes due on the date on which the Company consummates a business combination. All of the $500,000 is convertible, in whole or in part, at the payee’s election, upon the consummation of the Business Combination, into units, at a price of $10.00 per unit. These units will be identical to the private units issued in a private placement in connection with Company’s IPO;

•         certain members of the Company’s management have advanced the Company an aggregate of $229,061, which is non-interest bearing and becomes due on the date on which the Company consummates a business combination;

•         our Sponsor has agreed to loan the Company approximately $153,000 for each calendar month following April 20, 2017 that is needed by Pacific to complete the Business Combination or another business combination from April 20, 2017 until the Extended Termination Date. Such loan will not bear interest and does not become due until the consummation of the Business Combination;

•         our Sponsor has agreed to purchase up to $24.0 million of Pacific ordinary shares (or potentially more, at Sponsor’s sole election) as part of the Backstop Commitment in order to ensure that there is at least $24.0 million in cash available in the Company immediately following the Business Combination. In connection with such Backstop Commitment, the Sponsor may receive up to 2,352,285 additional ordinary shares if the combined entity fails to meet certain earnout requirements;

•         pursuant to the Merger Agreement, our Sponsor guaranteed the payment of a $5.0 million termination fee by Pacific under certain circumstances;

•         if Pacific is unable to complete a business combination within the required time period, Jian Tu, our Chairman, will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Pacific for services rendered or contracted for or products sold to Pacific, but only if such a vendor or target business has not executed a waiver of claims against the trust account and except as to any claims under our indemnity of the underwriters; and

•         the continued indemnification of current directors and officers of the Company and the continuation of directors’ and officers’ liability insurance after the Business Combination.

Potential Purchases of Public Shares

In connection with the shareholder vote to approve the Business Combination, our directors, officers, or advisors or their respective affiliates may (i) purchase shares of Pacific ordinary shares from institutional and other investors who vote, or indicate an intention to vote, against the Business Combination Proposal, (ii) execute agreements to purchase such shares from institutional and other investors in the future, and/or (iii) enter into transactions with institutional and other investors to provide such persons with incentives to acquire shares of Pacific or vote their shares in favor of the Business Combination Proposal. While the exact nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer of shares or warrants owned by the initial shareholders for nominal value to such investors or holders.

The purpose of such share purchases and other transactions by the initial shareholders and/or their respective affiliates would be to increase the likelihood of satisfaction of the requirements that (x) the holders of a majority of the public shares present and entitled to vote at the Meeting vote in favor of the Business Combination Proposal, and/or (y) that the Company will have at least $5,000,001 in net tangible assets and $24.0 million in cash upon closing of the Business Combination after taking into account holders of public shares that properly demanded redemption of their public shares into cash, when, in each case, it appears that such requirements would otherwise not be met.

None of our directors, officers or advisors or their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Such a purchase would include a contractual acknowledgement that such shareholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights, and would include a contractual provision that directs such shareholder to vote such shares in a manner directed by the purchaser. In the event that our directors, officers or advisors or their affiliates purchase shares in privately negotiated transactions from public shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per share pro rata portion of the trust account.

Total Pacific Ordinary Shares to be Issued in the Business Combination

It is anticipated that, following completion of the Business Combination and if there are no redemptions, Pacific’s public shareholders will retain an ownership interest of 17.6% of the outstanding ordinary shares of Pacific and our initial shareholders and affiliates (including the underwriter in our IPO) will retain an ownership interest of 13.6% of the outstanding ordinary shares of Pacific. If there are maximum redemptions of Pacific ordinary shares covering 2,796,929 shares, which we believe would leave $5,000,001 in net tangible assets and at least $24,000,000 in available cash, Pacific’s public shareholders will retain an ownership interest of 9.8% and our initial shareholders and affiliates (including the underwriter in our IPO) will retain an ownership interest 14.9%.

These ownership percentages with respect to Pacific following the Business Combination assume (i) that, based on the unaudited pro forma financial statements included in this proxy statement, the adjusted equity valuation is $270,182,000 as of the closing, (ii) the issuance of the Indemnity Escrow Shares to the Sellers, (iii) the issuance of 2,352,285 Earnout Shares to the Sponsor, and (iv) the automatic conversion of 6,281,875 Pacific rights into ordinary shares at the closing of the Business Combination; they do not take into account: (i) any warrants, options, convertible debt or other convertible securities issued and outstanding as of the date hereof (see the section entitled “Summary Term Sheet” for a discussion of all Pacific securities that are currently outstanding); (ii) any valuation adjustments to the number of Merger Consideration Shares that will be issued to the Sellers other than those included in the unaudited pro forma financial statements; (iii) the issuance of 1,493,869 Merger Consideration Shares which could potentially be Net Income Shares to be issued to Sellers but held in escrow and subject to forfeiture; (iv) any Assumed Options and Replacement Warrants to be issued following the Business Combination; (vi) any shares to be reserved for issuance pursuant to the Incentive Plan which is being submitted to our shareholders for approval; or (vi) any shares that may be purchased in connection with the Backstop Commitment. If the actual facts are different than these assumptions (which they are likely to be), the percentage ownership retained by Pacific’s existing shareholders in Pacific will be different. See “Unaudited Pro Forma Condensed Combined Financial Information” for further information.

Sources and Uses for the Business Combination

The following table summarizes the sources and uses for funding the Business Combination assuming 0% redemptions and $53.2 million of cash in our trust account based on PAAC’s Condensed Balance Sheet as of March 31, 2017 and $3.6 million of cash based on Borqs’ Consolidated Balance Sheet as of December 31, 2016 after taking into account an estimated $9.0 million in gross proceeds from the sale of Series E preferred shares by Borqs in February and March of 2017 and the redemptions on April 19, 2017:

Sources		Uses
($ in Millions)
Pacific Cash	$53.2	Additional Capital to Subsidiaries	58.0
Borqs Cash	3.6	Repayment of Promissory Notes and Advances	0.7
Sale of Preferred Stock	9.0	Other Transaction Expenses	7.1

Total Sources	$65.8	Total Uses	$65.8

The following table summarizes the sources and uses for funding the Business Combination assuming 55% redemptions based on PAAC’s Condensed Balance Sheet as of December 31, 2016 and Borqs’ Consolidated Balance Sheet as of December 31, 2016 after taking into account an estimated $9.0 million in gross proceeds from the sale of Series E preferred shares by Borqs in February and March of 2017 and the redemptions on April 19, 2017:

Sources		Uses
($ in Millions)
Pacific Cash	$24.0	Additional Capital to Subsidiaries	30.6
Borqs Cash	3.6	Repayment of Promissory Notes and Advances	0.7
Sale of Preferred Stock	9.0	Other Transaction Expenses	5.3

Total Sources	$36.6	Total Uses	$36.6

Board of Directors of Pacific Following the Business Combination

Upon the closing, we anticipate increasing the size of our board of directors from five to seven directors and reclassifying our board into three classes. All incumbent directors of Pacific except Dr. Deng and Mr. Shen have informed us that they will resign from our board of directors upon closing of the Business Combination. Our board of directors intends to appoint five directors to fill the vacancies left by these directors and by the increase in board size. One of the directors will be nominated by Pacific, three will be nominated by Borqs (at least one of whom will be required to be independent), and one (who will be required to be independent) will be nominated jointly by Pacific and Borqs. If the Business Combination is consummated, our board of directors will consist of: Yaqi Feng, the current Chief Operating Officer and Secretary of Pacific; Pat Sek Yuen Chan and Joseph Wai Leung Wong, incumbent directors of Borqs; Jason Zexian Shen and Honghui Deng, incumbent independent directors of Pacific; and two new independent directors, Eric Tao and Bill Huang. It is presently contemplated that, immediately following the consummation of the Business Combination and subject to the Amended Charter becoming effective under the laws of the British Virgin Islands, our new board of directors will exercise its rights under our memorandum and articles of association as then amended by the Charter Amendment Proposal (if approved) to reclassify our board into three classes pursuant to the Charter Amendment, it is anticipated that Dr. Deng and Mr. Huang will serve as Class I directors, Mr. Shen and Mr. Wong will serve as Class II directors and Mr. Tao, Mr. Chan and Ms. Feng will serve as Class III directors. Members of Class I will serve as directors until our annual meeting in 2018, members of Class II will serve as directors until our annual meeting in 2019 and members of Class III will serve as directors until our annual meeting in 2020. See the sections entitled “Charter Amendment Proposal” and “Management After the Business Combination.”

Name

The name of the Company after the Business Combination will be Borqs Technologies, Inc. and our headquarters will be located in Beijing, China.

Redemption Rights

Pursuant to our charter, holders of public shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with our charter. Based on the unaudited pro forma financial statements included as part of this proxy statement, and following the April 19, 2017 Extension Meeting and Contribution, this would have amounted to approximately $10.43 per share. If a holder exercises its redemption rights, then such holder will be exchanging its ordinary shares for cash and will no longer own shares of Pacific. Such a holder will be entitled to receive cash for its public shares only if it (i) affirmatively votes for or against the Business Combination Proposal and (ii) properly demands redemption and delivers its shares (either physically or electronically) to our transfer agent in accordance with the procedures described herein. The requirement that a holder affirmatively vote for or against the Business Combination in order to redeem its shares does not have any state law precedent. Each redemption of public shares by our public shareholders will decrease the amount in our trust account, which held approximately $53.2 million as of May 15, 2017. See the section entitled “Meeting of Pacific Shareholders — Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.

Holders of outstanding units must separate the underlying public shares, public rights and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares, public rights and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares, public rights and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Appraisal Rights

There are no appraisal rights available to our shareholders in connection with the Business Combination under the structure as presently contemplated.

Accounting Treatment

The Business Combination will be accounted for as a “reverse acquisition” since, immediately following completion of the transaction (assuming (i) that, based on the unaudited pro forma financial statements included in this proxy statement, the adjusted equity valuation is $270,182,000 as of the closing, (ii) the issuance of the Indemnity Escrow Shares to the Sellers, (iii) the issuance of 2,352,285 Earnout Shares to the Sponsor, and (iv) the automatic conversion of 6,281,875 Pacific rights into ordinary shares at the closing of the Business Combination, but excluding (i) any warrants, options, convertible debt or other convertible securities issued and outstanding as of the date hereof (see the section entitled “Summary Term Sheet” for a discussion of all Pacific securities that are currently outstanding); (ii) any other valuation adjustments to the number of Merger Consideration Shares that will be issued to the Sellers; (iii) for purposes of calculating post-Business Combination ownership interests, the issuance of 1,493,869 Merger Consideration Shares which could potentially be Net Income Shares to be issued to Sellers but held in escrow and subject to forfeiture; (iv) any Assumed Options and Replacement Warrants to be issued following the Business Combination; (v) any shares to be reserved for issuance pursuant to the Incentive Plan which is being submitted to our shareholders for approval, or (vi) any shares that may be purchased in connection with the Backstop Commitment, the shareholders of Borqs International immediately prior to the Business Combination will have effective control of Borqs Technologies, Inc., the post-combination company, through its 68.8% ownership interest in the combined entity, assuming no share redemptions (75.3% in the event of maximum share redemptions) and its designation of all of the senior executive positions. For accounting purposes, Borqs will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction will be treated as a recapitalization of Borqs (i.e., a capital transaction involving the issuance of shares by Pacific for the shares of Borqs). Accordingly, the consolidated assets, liabilities and results of operations of Borqs will become the historical financial statements of Borqs Technologies, Inc., and Pacific’s assets, liabilities and results of operations will be consolidated with Borqs beginning on the acquisition date. No step-up in basis or intangible assets or goodwill will be recorded in this transaction.

Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a summary of the material U.S. federal income tax considerations for holders of Pacific ordinary shares that elect to have their Pacific ordinary shares redeemed for cash if the acquisition is completed. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Services (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not address any tax laws other than the U.S. federal income tax law, including any estate or gift taxes, no does it discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

•         certain U.S. expatriates;

•         traders in securities that elect mark-to-market treatment;

•         S corporations;

•         U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar;

•         financial institutions;

•         mutual funds;

•         qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

•         insurance companies;

•         broker-dealers;

•         regulated investment companies (or RICs);

•         real estate investment trusts (or REITs);

•         persons holding Pacific ordinary shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

•         persons subject to the alternative minimum tax provisions of the Code;

•         tax-exempt organizations;

•         persons that actually or constructively own 5 percent or more of Pacific ordinary shares; and

•         Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds Pacific ordinary shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding Pacific securities, you should consult your tax advisor. This summary assumes that shareholders hold Pacific securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment.

WE URGE HOLDERS OF PACIFIC ORDINARY SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of Pacific ordinary shares that elect to have their Pacific ordinary shares redeemed for cash as described in the section entitled “Meeting of Pacific Shareholders — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its Pacific ordinary shares and is a U.S. Holder. A “U.S. Holder” is:

•         a citizen or resident of the United States;

•         a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

•         an estate whose income is subject to U.S. federal income taxation regardless of its source; or

•         any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for these purposes (which we will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the Pacific ordinary shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares in Pacific is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares in Pacific is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants or rights). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our ordinary shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to ordinary shares redeemed in the redemption). Shareholders who hold different blocks of Pacific ordinary shares (generally, Pacific ordinary shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our ordinary shares (including for these purposes our warrants and rights) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of Pacific is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding ordinary shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of Pacific entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of Pacific. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits (as determined under U.S. tax principles). However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the Pacific ordinary shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the Pacific ordinary shares.

As these rules are complex, U.S. holders of Pacific ordinary shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of Pacific ordinary shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own directly or indirectly at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, determined in the case of a publicly traded corporation based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own directly or indirectly at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets. Under IRS guidance, cash is considered to be a passive asset.

Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year ended June 30, 2016. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income (in our case, our taxable year ended June 30, 2016), if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year (in our case, each of our taxable year ending June 30, 2017 and our taxable year ending June 30, 2018); and (3) the corporation is not, in fact, a PFIC for either of those years. A determination as to whether we would satisfy the start-up exception will not be made until after our current taxable year, and there can be no assurance that we will qualify for such exception. We will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our ordinary shares, rights or warrants and, in the case of our ordinary shares (and possibly our rights), the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) ordinary shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•         any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its ordinary shares, rights or warrant (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•         any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the ordinary shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the ordinary shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules, any gain recognized or any “excess distribution” received by the Redeeming U.S. Holder generally will be treated as follows:

•         the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the ordinary shares, rights or warrants;

•         the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•         the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•         the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our ordinary shares (but not our warrants) if such holder made a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in or prior to the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

It is unclear if a Redeeming U.S. Holder would be permitted to make a QEF election with respect to its rights to acquire our ordinary shares. The remainder of this paragraph addresses the tax consequences if a QEF election is not available with respect to our rights. If a Redeeming U.S. Holder sells or otherwise disposes of such rights (other than pursuant to the terms of such rights), any gain recognized generally may be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the rights. If a Redeeming U.S. Holder that receives ordinary shares pursuant to such rights properly makes a QEF election with respect to the newly acquired ordinary shares (or has previously made a QEF election with respect to our ordinary shares), the QEF election will apply to the newly acquired ordinary shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired ordinary shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the rights), unless the Redeeming U.S. Holder makes a purging election under the PFIC rules. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the ordinary shares acquired pursuant to the terms of rights for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held ordinary shares, rights or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our ordinary shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our ordinary shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Pacific shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their ordinary shares, rights and/or warrants should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Pacific Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Pacific ordinary shares that elect to have their Pacific ordinary shares redeemed for cash as described in the section entitled “Meeting of Pacific Shareholders — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its Pacific ordinary shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its Pacific ordinary shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “— U.S. Federal Income Tax Considerations to U.S. Shareholders.”

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

•         such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or

•         such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a distribution rather than a sale, any amount treated as dividend income to a Redeeming Non-U.S. Holder will generally not be subject to U.S. tax unless such dividends received by a Redeeming Non-U.S. Holder are effectively connected with such holder’s conduct of a U.S. trade or business (and, if an income tax treaty applies, such dividends are attributable to a permanent establishment maintained by the Redeeming Non-U.S. Holder in the United States). Dividends that are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business generally will be taxed as discussed above under “— U.S. Federal Income Tax Considerations to U.S. Shareholders – Tax Treatment of the Redemption in General.” In addition, dividends received by a corporate Redeeming Non-U.S. Holder that are effectively connected with the holder’s conduct of a U.S. trade or business may also be subject to an additional branch profits tax at a rate of 30% or such lower rate as may be specified by an applicable income tax treaty.

Non-U.S. holders of Pacific ordinary shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Pacific ordinary shares will be treated as a sale or as a distribution under the Code.

Foreign Account Tax Compliance Act

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders resident in a jurisdiction that has an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of Pacific ordinary shares, rights or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•         fails to provide an accurate taxpayer identification number;

•         is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•         in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

Vote Required for Approval

Approval of the Business Combination Proposal is a condition to the completion of the Business Combination. If the Business Combination Proposal is not approved, the Business Combination will not take place. Approval of the Business Combination Proposal is also a condition to the Charter Amendment Proposal, the Incentive Plan Proposal and the Nasdaq Proposal. Unless waived by Borqs, if the Charter Amendment Proposal is not approved, the Business Combination Proposal will have no effect (even if approved by the requisite vote of our shareholders at the Meeting or any adjournment or postponement thereof) and the Business Combination will not occur.

This Business Combination Proposal (and consequently, the Merger Agreement and the transactions contemplated thereby, including the Business Combination) will be approved and adopted only if at least a majority of the votes cast in person or by proxy at the Meeting vote “FOR” the Business Combination Proposal.

Our initial shareholders have agreed to vote any Pacific ordinary shares owned by them in favor of the Business Combination. As of the record date, such shareholders beneficially owned 1,935,171 ordinary shares, excluding shares issuable upon the exercise of warrants. As of the date hereof, our initial shareholders have not purchased any public shares.

Recommendation of the Board

PACIFIC’S BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE BUSINESS COMBINATION PROPOSAL.

CHARTER AMENDMENT PROPOSAL

Pacific’s present memorandum and articles of association include certain provisions applicable to the rights of shareholders (such as the right to have their shares redeemed if Pacific fails to consummate a business combination by a particular date or if Pacific seeks to amend its memorandum and articles to extend that date) and the conduct of the company’s management and affairs prior to a business combination. On the consummation of the Business Combination such provisions will terminate or cease to be applicable. One aim of the Charter Amendment Proposal is therefore to amend and restate the memorandum and articles so as to clarify the ongoing provisions of the memorandum and articles by removing those that will cease to have effect or application (but without substantively changing such ongoing rights).

In addition to the above, the amendments proposed by the Charter Amendment Proposal also include certain aimed at making changes to the composition and classification of the post-Business Combination board of directors of the Pacific. In this regard it is to be noted that those provisions of the memorandum and articles of association that will automatically terminate on consummation of the Business Combination include certain of those dealing with the present organization and classification of the board of directors of Pacific. It is intended to replace those provisions with new provisions on composition and classification as described below.

Pacific’s board of directors is currently divided into two classes, Class I and Class II, with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of shareholders) serving a two-year term. On or following completion of the Business Combination, we anticipate increasing the size of our board of directors from five to seven directors and thereafter reclassifying our board into three classes.

Currently, our charter does not allow for the board to be divided into more than two classes. At the Meeting, shareholders are being asked to amend our post-Business Combination charter by adopting certain of the amendments set out in the Amended Charter by way of amendment and restatement of our charter in the form of the Amended Charter to enable the board to reclassify the board following the Business Combination into three classes.

Upon the closing of the Business Combination, three incumbent Pacific directors will resign and we expect to increase the size of our board of directors from five to seven members, which will create a total of five vacancies on the board. In order to fill these vacancies, the Pacific board intends to appoint Dr. Deng, Mr. Huang and Mr. Shen to serve as Class I directors, and Mr. Chan, Ms. Feng, Mr. Tao and Mr. Wong to serve as Class II directors.

If the Business Combination Proposal and the Charter Amendment Proposal are approved, then our board of directors will consist of three classes, with each class (except for those directors appointed prior to our first annual meeting of shareholders) serving three-year terms years (or less if the seats of that class are up for re-election before then). The members of the board, and their respective classes, would be as follows:

Name	Age	Position	Class
Bill Huang	54	Director	I
Honghui Deng	47	Director	I
Jason Zexian Shen	62	Director	II
Joseph Wai Leung Wong	61	Director	II
Pat Sek Yuen Chan	52	Chairman of the Board, Chief Executive Officer and President	III
Eric Tao	39	Director	III
Yaqi Feng	34	Director	III

We expect to conduct our next annual meeting of shareholders in 2018, at which, if the Business Combination takes place and the Amended Charter is approved, Class I directors would be elected for a term expiring at our 2021 annual meeting. Class II directors would be elected at our 2019 annual meeting, to serve for a term expiring at our 2022 annual meeting. Class III directors would be elected at our 2020 annual meeting, to serve for a term expiring at our 2023 annual meeting.

For biographical information about Dr. Deng, Ms. Feng and Mr. Shen, see “Information About Pacific — Management — Directors and Executive Officers.” For biographical information about Mr. Chan, Mr. Tao, Mr. Wong and Mr. Huang, see “Information About Borqs — Executive Officers” and “Management After the Business Combination”.

The Amended Charter will also allow the reclassification and modification of the terms of persons sitting as directors prior to the Business Combination, or their successors or replacements thereafter, by the board in connection with the general reclassification of the board.

For information regarding our continuing directors, Honghui Deng and Jason Zexian Shen, in addition to Yaqi Feng, who is currently serving as Chief Operating Officer and Secretary, see “Information About Pacific — Management — Directors and Executive Officers.” For information regarding the four additional individuals to be appointed to our board of directors, Pat Sek Yuen Chan, Eric Tao, Joseph Wai Leung Wong and Bill Huang, see “Information About Borqs — Executive Officers” (in the case of Mr. Chan) and “Management After the Business Combination” (in the case of Mr. Tao, Mr. Wong and Mr. Huang).

In addition to the above, the Charter Amendment Proposal also seeks to amend our charter to, in the case of certain future acquisitions by Pacific during the Earnout Period (a) if having a value in excess of $60 million require the approval of 2/3 of the directors then-serving on the board, (b) grant our Sponsor and the Purchaser Representative certain information rights relating to such acquisitions, (c) and, if requested by our Sponsor or the Purchaser Representative, to provide a fairness opinion in respect of such acquisitions.

Details and Effect of Amended Charter

As previously noted the effect of the amendments to our memorandum and articles to be made pursuant to the Charter Amendment Proposal is conditional on the consummation of the Business Combination. Unless and until the Business Combination completes, the terms of the Charter Amendment Proposal, even if passed, will have no effect on our existing memorandum and articles of association and the Amended Charter shall not be filed as the memorandum and articles of the Company with the Registrar of Corporate Affairs in the British Virgin Islands (which is required in order for the same to be effective under the laws of the British Virgin Islands) until following the consummation of the Business Combination,

A copy of the proposed Amended Charter is annexed to this proxy statement as Annex B.

Vote Required for Approval

Approval of the Business Combination Proposal is a condition to the Charter Amendment Proposal and the Incentive Plan Proposal. Additionally, unless waived by Borqs, if the Charter Amendment Proposal is not approved, the Business Combination Proposal will have no effect (even if approved by the requisite vote of our shareholders at the Meeting or any adjournment or postponement thereof) and the Business Combination will not occur.

The approval of the Charter Amendment Proposal (as it is in conjunction with the consummation of the Business Combination) requires the affirmative vote of a majority of the votes cast in person or by proxy and entitled to vote thereon at the Meeting, assuming that a quorum is present. Broker “non-votes” and abstentions will have no effect with respect to the approval of this proposal.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” APPROVAL OF THE CHARTER AMENDMENT PROPOSAL AND THE AMENDED CHARTER.

INCENTIVE PLAN PROPOSAL

We adopted the Borqs Technologies, Inc. 2017 Equity Incentive Plan, referred to as the Incentive Plan, the effectiveness of which is subject to the approval by our shareholders, which this proposal seeks to solicit. We have reserved 2,500,000 shares for issuance under the Incentive Plan. In addition, the number of shares reserved for issuance under the Incentive Plan will increase automatically on January 1 of each of 2018 through 2027 by the number of shares equal to 5% of the aggregate number of outstanding shares as of the immediately preceding December 31. Our board of directors; however, may reduce the amount of this annual increase in any particular year. In addition, the following shares will again be available for grant and issuance under our Incentive Plan:

•         shares subject to options or share appreciation rights granted under our Incentive Plan that cease to be subject to the option or stock appreciation right for any reason other than exercise of the option or share appreciation right;

•         shares subject to awards granted under our Incentive Plan that are subsequently forfeited or repurchased by us at the original issue price;

•         shares subject to awards granted under our Incentive Plan that otherwise terminate without shares being issued;

•         shares surrendered, cancelled or exchanged for cash or a different award (or combination thereof).

Shares that otherwise become available for grant and issuance because of the provisions above will not include shares subject to awards that initially became available due to our substitution of outstanding awards granted by another company in an acquisition of that company or otherwise.

Eligibility. The Incentive Plan provides for the grant of incentive stock options to our employees and any parent and subsidiary corporations’ employees and for the grant of nonqualified share options, restricted shares, restricted share units, share appreciation rights, share bonuses and performance awards to our employees, directors and consultants and our parent and subsidiary corporations employees and consultants. No more than 5,000,000 shares may be issued as incentive stock options under the Incentive Plan. In addition, no participant in the Incentive Plan may receive awards for more than 2,000,000 shares in any calendar year, except that new employees are eligible to be granted up to a maximum of award of 4,000,000 shares.

Administration. The Incentive Plan will be administered by the board of directors or by our Compensation Committee; in this plan description we refer to the board of directors or Compensation Committee as the plan administrator. The plan administrator determines the terms of all awards.

Types of Awards. The Incentive Plan allows for the grant of options, restricted shares, restricted share units, share appreciation rights, share bonuses and performance awards.

Award Agreements. All awards under the Incentive Plan will be evidenced by an award agreement which shall set forth the number of shares subject to the award and the terms and conditions of the award, which shall be consistent with the Incentive Plan.

Term of Awards. The term of awards granted under the Incentive Plan is ten years.

Vesting Schedule and Price. The plan administrator will have sole discretion in setting the vesting period and, if applicable, exercise schedule of an award, determining that an award may not vest for a specified period after it is granted and accelerating the vesting period of an award. The plan administrator determines the exercise or purchase price of each award, to the extent applicable.

Transferability. Unless the plan administrator provides otherwise, the Incentive Plan does not allow for the transfer of awards other than by will or the laws of descent and distribution. Unless otherwise permitted by the plan administrator, options may be exercised during the lifetime of the optionee only by the optionee or the optionee’s guardian or legal representative.

Changes in Capitalization. In the event there is a specified type of change in our capital structure without our receipt of consideration, such as a share split, or if required by applicable law, appropriate adjustments will be made to the share maximums and exercise prices, as applicable, of outstanding awards under the Incentive Plan.

Change in Control Transactions. In the event of specified types of mergers or consolidations, a sale, lease, or other disposition of all or substantially all of our assets or a corporate transaction, outstanding awards under our Incentive Plan may be assumed or replaced by any surviving or acquiring corporation; the surviving or acquiring corporation may substitute similar awards for those outstanding under our Incentive Plan; outstanding awards may be settled for the full value of such outstanding award (whether or not then vested or exercisable) in cash, cash equivalents, or securities (or a combination thereof) of the successor entity with payment deferred until the date or dates the award would have become exercisable or vested; or outstanding awards may be terminated for no consideration. The plan administrator, may, on a discretionary basis, accelerate, in full or in part, the vesting and exercisability of the awards.

Governing Law and Compliance with Law. The Incentive Plan and awards granted under it is governed by and construed in accordance with the laws of the British Virgin Islands. Shares will not be issued under an award unless the issuance is permitted by applicable law.

Amendment and Termination. The Incentive Plan will terminate ten years from the date it is approved by our shareholders, unless it is terminated earlier by our board of directors. Our board of directors may amend or terminate our Incentive Plan at any time. Our board of directors generally may amend our Incentive Plan, without shareholder approval unless required by applicable law.

U.S. Federal Income Tax Consequences

The following is a summary of the general federal income tax consequences relating to the grant and exercise of awards under the Incentive Plan and the subsequent sale of our ordinary shares that will be acquired under the Incentive Plan. The tax effect of exercising awards may vary depending upon the particular circumstances, and the income tax laws and regulations change frequently. This summary is general in nature and does not purport to be a complete statement of all federal income tax consequences.

Nonqualified Stock Options. There will be no federal income tax consequences to a participant or to us upon the grant of a nonqualified stock option. When the participant exercises a nonqualified option, he or she will recognize ordinary income (and subject to tax withholding with respect to an employee) in an amount equal to the excess of the fair market value of the option shares on the date of exercise over the exercise price, and we will be allowed a corresponding tax deduction, subject to any applicable limitations under Code Section 162(m). Any gain that a participant realizes when the participant later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the participant held the shares.

Incentive Stock Options. There will be no federal income tax consequences to a participant or to us upon the grant of an incentive stock option. If the participant holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the participant disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, the participant will recognize taxable ordinary income (and subject to tax withholding with respect to an employee) in an amount equal to the difference between the exercise price and the lesser of the fair market value of the shares on the date of exercise or the disposition price, and we will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Code Section 162(m). Any amount received by the participant in excess of the fair market value on the exercise date will be taxed to the participant as capital gain, and we will receive no corresponding deduction. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be a tax preference item that could subject a participant to alternative minimum tax in the year of exercise.

Stock Appreciation Rights. The participant will not recognize income, and we will not be allowed a tax deduction, at the time a stock appreciation right is granted. When the participant exercises the stock appreciation right, the cash or fair market value of any of our ordinary shares received will be taxable to the participant as ordinary income (and subject to tax withholding with respect to an employee), and we will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Code Section 162(m).

Restricted Stock. Unless a participant makes an election to accelerate recognition of income to the grant date as described below, the participant will not recognize income, and we will not be allowed a compensation tax deduction, at the time restricted stock is granted. When the restrictions lapse, the participant will recognize ordinary income

(and subject to tax withholding with respect to an employee) equal to the fair market value of the ordinary shares as of that date, less any amount paid for the stock, and we will be allowed a corresponding tax deduction, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the stock as of that date, less any amount paid for the stock, and we will be allowed a corresponding compensation tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, such participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Restricted Stock Units, Performance Awards, and Incentive Bonus Awards. A participant will not recognize income, and we will not be allowed a compensation tax deduction, at the time a restricted stock unit, performance award or incentive bonus award is granted. When a participant receives payment under a restricted stock unit, performance award or incentive bonus award, the amount of cash received and the fair market value of any shares of stock received will be ordinary income to the participant (and subject to tax withholding with respect to an employee), and we will be allowed a corresponding compensation tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Potential Limitation on Company Deductions. Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to our chief executive officer and each of our other named executive officers (not including our chief financial officer) in a taxable year to the extent that the compensation paid to the executive exceeds $1 million. However, certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. While we believe that awards of options, SARs and Section 162(m) Awards under the Incentive Plan will satisfy these requirements so that the income recognized in connection with such awards will not be included in determining whether an executive’s compensation exceeds $1 million, there is no assurance that compensation attributable to any such award will be fully deductible. Other types of awards generally will not qualify for the performance-based compensation exclusion.

In addition, no deduction will be allowed to us for any amounts that are treated as “excess parachute payments” under section 280G of the Code in the event of a change in control.

Tax Withholding. As and when appropriate, we shall have the right to require each optionee purchasing ordinary shares and each grantee receiving an award of ordinary shares under the Incentive Plan to pay applicable income and withholding taxes.

Option Grants and Stock Awards

The grant of options and other awards under the Incentive Plan is discretionary, and we cannot determine now the specific number or type of options or awards to be granted in the future to any particular person or group. Any such grants of options or other awards will be made in the sole discretion of the Compensation Committee in such amounts and to such persons as it deems appropriate.

Assuming the Incentive Plan Proposal is approved at the Meeting and the Business Combination is consummated, we intend to grant, following the closing of the Business Combination, stock options, restricted stock units and/or restricted stock under the Incentive Plan to our directors, executive officers and certain other employees. No determination has been made to date with respect to specific grants. Any such grants will be made by the compensation committee of our Board as it is constituted upon consummation of the Business Combination.

Vote Required

The approval of the Incentive Plan Proposal and the Incentive Plan requires the affirmative vote of a majority of the votes cast in person or by proxy and entitled to vote thereon at the Meeting, assuming that a quorum is present. Broker “non-votes” and abstentions will have no effect with respect to the approval of this proposal.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” APPROVAL OF THE INCENTIVE PLAN PROPOSAL AND THE BORQS TECHNOLOGIES, INC. 2017 OMNIBUS EQUITY INCENTIVE PLAN.

NASDAQ PROPOSAL

We are seeking shareholder approval of the Nasdaq Proposal in order to comply with Nasdaq Listing Rules 5635(a), (b) and (d).

Under Nasdaq Listing Rule 5635(a), shareholder approval is required prior to the issuance of securities in connection with the acquisition of another company if such securities are not issued in a public offering and (A) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of ordinary shares (or securities convertible into or exercisable for ordinary shares); or (B) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of ordinary shares outstanding before the issuance of the stock or securities.

Under Nasdaq Listing Rule 5635(b), shareholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control.

Under Nasdaq Listing Rule 5635(d), shareholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of ordinary shares (or securities convertible into or exercisable for ordinary shares) at a price that is less than the greater of the book or market value of the stock if the number of ordinary shares to be issued is or may be equal to 20% or more of the ordinary shares, or 20% or more of the voting power, outstanding before the issuance.

We currently have 7,065,379 ordinary shares outstanding.

Pursuant to the Merger Agreement, we anticipate that we will issue to the Sellers as Merger Consideration upon closing of the Business Combination approximately 21,247,569 ordinary shares, subject to adjustment as set forth in the Merger Agreement. Of these shares, up to 3,846,154 Merger Consideration Shares will be held in escrow, subject to the achievement of specified net income targets. See “The Business Combination Proposal — The Merger Agreement.” Because the number of ordinary shares we anticipate issuing in the Business Combination (1) will constitute more than 20% of our outstanding ordinary shares and more than 20% of outstanding voting power prior to such issuance and (2) will result in a change of control of Pacific, we are required to obtain shareholder approval of such issuances pursuant to Nasdaq Listing Rules 5635(a) and (b).

Pursuant to the Backstop Commitment, we entered into a Backstop and Subscription Agreement with our Sponsor (the Backstop Commitment Investor) to purchase (as and to the extent requested by us), in the aggregate, up to 2,307,692 ordinary shares, through (i) open market or privately negotiated transactions with third parties, (ii) a private placement (at a purchase price of $10.40 per share) to occur concurrently with the consummation of the Business Combination, or (iii) a combination thereof, in order to help ensure that we have at least $24.0 million in cash, after redemptions, as required by the Merger Agreement.

Because we may issue 20% or more of our outstanding ordinary shares pursuant to the Backstop Commitment, we are required to obtain shareholder approval of such issuances pursuant to Nasdaq Listing Rules 5635(d).

The terms of the Merger Agreement and the Backstop and Subscription Agreements are complex and only briefly summarized above. For further information, see “The Business Combination Proposal — The Merger Agreement” and “The Business Combination Proposal — Related Agreements.”

Effect of Proposal on Current Shareholders

If the Nasdaq Proposal is adopted and assuming the Backstop Commitment is fully utilized, we anticipate issuing up to an aggregate of approximately 2,307,692 ordinary shares to the Backstop Commitment Investor pursuant to the Backstop Commitment. If the Backstop Commitment Investor assigns all or a portion its obligations under the Backstop and Subscription Agreement to investors that are qualified institutional buyers or institutional accredited investors, such assignees will take a proportionate share of the Backstop Commitment Investor’s rights with respect to the Backstop Guarantee Shares and proportionate rights under the registration rights agreement contemplated by the Backstop and Subscription Agreement. The issuance of such shares would result in significant dilution to our shareholders, and would afford our shareholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company.

Vote Required for Approval

The approval of the Nasdaq Proposal requires the affirmative vote of a majority of the votes cast in person or by proxy and entitled to vote thereon at the Meeting, assuming that a quorum is present. The Backstop Commitment Investor has agreed to vote its ordinary shares in favor of the Nasdaq Proposal. Broker non-votes and abstentions will have no effect with respect to the approval of this proposal.

This proposal is conditioned on the approval of the Business Combination Proposal, the Charter Amendment Proposal and the Incentive Plan Proposal.

Consequence of a Failure to Provide Shareholder Approval

IF OUR SHAREHOLDERS DO NOT APPROVE THE NASDAQ PROPOSAL, WE WILL ONLY HAVE THE RIGHT TO ISSUE SHARES UP TO 19.9% OF THE COMPANY’S ISSUED AND OUTSTANDING ORDINARY SHARES PURSUANT TO THE BACKSTOP COMMITMENT WITHOUT SHAREHOLDER APPROVAL. HOWEVER, ANY OPEN MARKET OR PRIVATELY NEGOTIATED TRANSACTIONS MADE PURSUANT TO THE BACKSTOP COMMITMENT ARE NOT CONTINGENT UPON SHAREHOLDER APPROVAL.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE NASDAQ PROPOSAL.

ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will approve the chairman’s adjournment of the Meeting to a later date to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes received at the time of the Meeting to approve the Business Combination Proposal, the Charter Amendment Proposal, the Incentive Plan Proposal or the Nasdaq Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, the chairman will not adjourn the Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes received at the time of the meeting to approve the Business Combination Proposal, the Charter Amendment Proposal, the Incentive Plan Proposal, the Nasdaq Proposal or any other proposal.

Required Vote

Adoption of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast in person or by proxy and entitled to vote thereon at the Meeting, assuming that a quorum is present. Broker “non-votes” and abstentions will have no effect with respect to the approval of this proposal. Assuming that all 1,935,171 of the shares held by our initial shareholders are properly cast and are voted in favor of the Business Combination Proposal, such votes will be sufficient to meet the requisite vote for approval.

Recommendation of the Board

OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT PACIFIC

General

We are a blank check company incorporated in the British Virgin Islands as a business company with limited liability on July 1, 2015 for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, or contractual control arrangement with, purchasing all or substantially all of the assets of, or engaging in any other similar business combination with one or more businesses or entities. Prior to our entering into the Merger Agreement, we sought to capitalize on the investing and operating experience of our management team and board of directors and the substantial resources and global infrastructure of our Sponsor to identify, acquire and operate one or more businesses that have their primary operations located in Asia (with an emphasis on China), although we were able to pursue a business combination outside these industries.

In October 2015, we consummated our IPO of 5,750,000 units (including 750,000 units under the underwriters’ over-allotment option which was exercised in part) at a price of $10.00 per unit, with each unit consisting of one of our ordinary shares, one warrant to purchase one-half of one share of our ordinary shares at an exercise price of $12.00 per whole share, and one right to receive one-tenth (1/10) or an ordinary share upon the consummation of an initial business combination. The ordinary shares sold as part of the units in our IPO are referred to in this proxy statement as our “public shares.” The units in our IPO were sold at an offering price of $10.00 per unit, and, together with the private placement discussed below, generated total gross proceeds of $62,818,750.

In July 2015, we issued an aggregate of 1,437,500 founder shares to our initial shareholders for an aggregate purchase price of $25,000 in cash, or approximately $0.017 per share. On or about August 3, 2015, our sponsor transferred an aggregate of 410,000 ordinary shares to the members of our board of directors (other than Mr. Shen, who purchased 30,000 ordinary shares directly from us) and our Chief Executive Officer and Chief Operating Officer. All of the founder shares were placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, at the time of our initial public offering. The founder shares will be worthless if we do not complete an initial business combination.

Concurrently with the consummation of our IPO, we consummated a private placement of 531,875 private units (including 54,375 units sold in connection with the exercise of the underwriters’ over-allotment option), at $10.00 per unit, of which 497,671 units were purchased by our Sponsor and 34,204 units were purchased by EBC. Each placement warrant entitles the holder to purchase one-half of one ordinary share at $12.00 per whole share. Such warrants will also be worthless if we do not complete a business combination.

Our Sponsor’s investment and voting decisions are determined by Pacific Securities Capital Management Co. Ltd., a company incorporated in the People’s Republic of China, which, in turn, is a wholly-owned subsidiary of Pacific Securities Co. Ltd., a company incorporated in the People’s Republic of China, in which our Chairman, Mr. Tu, serves as a director and as Chairman of the Strategic Planning Committee and Mr. Luo, one of our directors, serves as Assistant Chairman and the Head of Global Business Department.

In connection with the Extension Meeting, a total of 653,996 ordinary shares were redeemed. On April 25, 2017, the Sponsor deposited into the trust account approximately $153,000, which amount was equal to $0.03 for each of the 5,096,004 public shares of the Company that were not redeemed. As a result of the Contribution and following redemption of the public shares in connection with the Extension Meeting, the pro rata portion of the funds available in the trust account for the remaining public shares increased from approximately $10.40 per share to approximately $10.43 per share.

After the payment of approximately $427,173 in expenses relating to our IPO (other than underwriting commissions), approximately $59,800,000 of the net proceeds of our IPO and the private placement of the units (or approximately $10.40 per unit sold in our IPO) was deposited in a trust account with Continental Stock Transfer & Trust Company as trustee. All proceeds in the trust account may be invested in either U.S. government treasury bills with a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, and that invest solely in U.S. Treasuries. Except for a portion of the interest income (net of taxes payable) that may be released to us to fund our working capital requirements, none of the funds held in the trust account will be released until the earlier of the completion of our initial Business Combination and the redemption of 100% of our public shares if we are unable to consummate a business combination by August 21, 2017. The net proceeds deposited into the trust account in the IPO and in connection with the Extension Meeting and the Contribution remain on deposit in the trust account earning interest. As of June 30, 2016, there was $59,877,198 held in the trust account, including accrued interest of approximately $91,488, and $461,889 held outside the trust account for working capital purposes. As of June 30, 2016, no funds had been withdrawn from the trust account for taxes or working capital purposes. As of December 31, 2016, there was $59,912,540 held in the trust account, and no funds had been withdrawn from the trust account for taxes or working capital purposes. As of May 15, 2017, there was $53,171,973 held in the trust account following the April 19, 2017 release of $6.8 million for redemptions and $153,000 Contribution, plus approximately $185,000 of interest income withdrawn from the trust account.

Effecting Our Initial Business Combination

We are not presently engaged in, and we will not engage in, any operations until after the Business Combination. We intend to effect the Business Combination using cash held in our trust account and, if needed, funds from any additional private equity financings.

Selection of a Target Business and Structuring of our Initial Business Combination

Under Nasdaq rules, an initial Business Combination must occur with one or more target businesses that together have a fair market value of at least 80% of our assets held in the trust account (excluding taxes payable on the income earned on the trust account) at the time of the agreement to enter into the initial Business Combination. The fair market value of the target or targets will be determined by our board of directors based upon one or more standards generally accepted by the financial community, such as discounted cash flow valuation or value of comparable businesses. Subject to this requirement, our management has had virtually unrestricted flexibility in identifying and selecting one or more prospective target businesses, although we were not permitted to effectuate our initial business combination with another blank check company or a similar company with nominal operations. In any case, we determined that we would only complete an initial business combination in which we acquired 50% or more of the outstanding voting securities of the target or were otherwise not required to register as an investment company under the Investment Company Act.

Redemption Rights for Holders of Public Shares

We are providing our public shareholders with the opportunity to redeem their public shares for cash equal to a pro rata share of the aggregate amount then on deposit in the trust account, including interest but net of taxes payable, divided by the number of then outstanding public shares, upon the consummation of the Business Combination, subject to the limitations described herein.

In connection with the Extension Meeting, a total 653,996 ordinary shares were redeemed. On April 25, 2017, our Sponsor deposited into the trust account approximately $153,000, which amount was equal to $0.03 for each of the 5,096,004 public shares of the Company that were not redeemed in connection with the extension. Based on the unaudited pro forma financial statements included as part of this proxy statement, as a result of the Contribution and following redemption of the public shares in connection with the extension, the pro rata portion of the funds available in the trust account for the public shares that were not redeemed, net of taxes payable, increased from approximately $10.40 per share to approximately $10.43 per share.

Our initial shareholders, officers and directors have agreed to waive their redemption rights with respect to any capital stock they may hold in connection with the consummation of the Business Combination. The founder shares will be excluded from the pro rata calculation used to determine the per-share redemption price.

Holders of outstanding units must separate the underlying public shares, public rights and public warrants prior to exercising redemption rights with respect to the public shares. For more information about how to separate the underlying public shares from units, see the section entitled “Business Combination Proposal — Redemption Rights.”

Submission of Our Initial Business Combination to a Shareholder Vote

We are providing our public shareholders with redemption rights upon consummation of the Business Combination. Public shareholders electing to exercise their redemption rights will be entitled to receive the cash amount specified above, provided that such shareholders follow the specific procedures for redemption set forth in this proxy statement relating to the shareholder vote on a Business Combination. Unlike many other blank check companies, our public shareholders are not required to vote against the Business Combination in order to exercise their redemption rights. If the Business Combination is not completed, then public shareholders electing to exercise their redemption rights will not be entitled to receive such payments.

Our initial shareholders have agreed to vote any Pacific ordinary shares owned by them in favor of the Business Combination. In addition, our initial shareholders, officers and directors have agreed to waive their redemption rights with respect to any capital stock they may hold in connection with the consummation of the Business Combination.

Limitation on Redemption Rights

Notwithstanding the foregoing, our charter provides that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from seeking redemptions with respect to more than an aggregate of 15% of the shares sold in our IPO.

Employees

We currently have three executive officers. These individuals are not obligated to devote any specific number of hours to our matters but they intend to devote as much of their time as they deem necessary to our affairs until we have completed our initial business combination. The amount of time they devote in any time period varies based on the stage of the business combination process we are in. We do not intend to have any full time employees prior to the consummation of our initial business combination.

Legal Proceedings

To the knowledge of our management, there is no litigation currently pending or contemplated against us, any of our officers or directors in their capacity as such or against any of our property.

Management

Directors and Executive Officers

Our current directors and officers are listed below.

Name	Age	Position
Jian Tu	56	President and Chairman of the Board
Zhouhong Peng	58	Chief Executive Officer and Chief Financial Officer
Guoxiong Luo	51	Director
David Boris	56	Director
Jason Zexian Shen	62	Director
Honghui Deng	47	Director
Yaqi Feng	34	Chief Operating Officer and Secretary

Jian Tu has been our President and Chairman of the Board since July 2015. From 2006 to 2010, Mr. Tu was a Director of Pacific Securities Co., Ltd. (601099.SH), or Pacific Securities, and since 2007, he has served as the Chairman of the Strategic Planning Committee of Pacific Securities as well as the Vice Chairman of the Board of the China-Laos Securities Co., Ltd., a joint venture between Pacific Securities and Laos Securities Exchange and the first securities brokerage firm in Laos. He also worked as General Counsel of Shanghai Stock Exchange and a Committee Member of the Shanghai Stock Exchange Review Committee. Mr. Tu has been an independent director to several public companies, including North China Pharmaceutical Co., Ltd. (600812.SH) (2005 – 2008), China Asset Management Co., Ltd. (2001 – 2012), Beijing Gehua CATV Network Co., Ltd. (600037.SH) and GTJA Allianz Funds (a joint venture between Guotai Junan Securities and Allianz AG). Mr. Tu was also a Member of the China South Securities Co., Ltd. Internal Review Committee, the China Merchants Securities Co., Ltd. (formerly known as Guotong Securities Co., Ltd.) Internal Review Committee, and the Huatai Securities Co., Ltd. Internal Review Committee. Mr. Tu worked as the Head of China Council for the Promotion of International Trade, Asset Management Center from 2004 to 2006. Mr. Tu started his career in China University of Geoscience (formerly known as Beijing Geographic Management Officers College) from 1982 to 1993 and he was the Vice Managing Partner and the Shanghai Office Managing Partner of China Lawyer Association Center (now known as Deheng Law Offices) from 1993 to 2004. Mr. Tu graduated from Peking University with a Bachelor’s Degree in Economy in 1982.

We believe Mr. Tu is well-qualified to serve as a member of the board due to his in-depth knowledge and experience in the Chinese and global capital markets and his experience in the fields of securities, financial and legal services. for over 20 years.

Zhouhong Peng has been our Chief Executive Officer and Chief Financial Officer since July 2015. Since May 2015, Mr. Peng has served as the General Manager of Pacific Securities Investment Management Co., Ltd., a wholly owned subsidiary of Pacific Securities Capital Management Co., Ltd. From 2006 to 2012, Mr. Peng was the president assistant, chief manager of investment banking department head office, as well as the President of Investment Banking Department of Pacific Securities Co., Ltd. From 2012 to May 2015, Mr. Peng worked at Pacific Securities Capital Management Co., Ltd., a wholly owned subsidiary of Pacific Securities, as its Chief Manager. From 1994 to 2005, he worked as Vice President in the investment banking department and the President in the internal review department in South Securities Co., Ltd. In 2006, he worked as the Chief Executive Manager in the M&A Department of Shanghai Securities Co., Ltd. Mr. Peng worked at Shanghai Runfeng Global Commodity Futures Co., Ltd. as a broker from 1992 and the Shanghai Newland Securities Investment Consultants Co., Ltd. as the head of research department from 1993. Mr. Peng also served as the director, advisor and reviewing committee member to several public and private companies, including the Little Swan Group Co., Ltd. (000418.SZ) (200418.SZ) and the Harbin Pharmaceutical Group Co., Ltd. (600664.SH). Mr. Peng graduated from East China Normal University with a Bachelor’s Degree in 1988 and from the City University of Macau with a Master’s Degree in Business Management in 2003. He has the China securities practice permit and license.

Guoxiong Luo has been one of our directors since October 2015. Since 2007, Mr. Luo has served as the Assistant Chairman and the Head of Global Business Department for Pacific Securities Co., Ltd. Mr. Luo worked as the Chief Financial Officer and President of China Exhibition Investment and Development Co., Ltd. from 2005 to 2007. From 1990 to 2005, he worked at Zhongjingxin Investment Co., Ltd., most recently as Vice General Manager and Chairman of the Board. Mr. Luo worked as the accountant in the China Council for the Promotion of International Trade from 1988 to 1990. Mr. Luo received a Bachelor’s Degree in Economy, Finance and Accounting from Zhongnan University of Economics and Law in the year of 1988.

We believe Mr. Luo is well-qualified to serve as a member of the board because of his experience in global trade and investment management activities.

David Boris has been one of our directors since July 2015. He has over 30 years of Wall Street experience in mergers and corporate finance and has been involved in 13 SPAC transactions as an advisor, investment banker and/or board member, including nine business combinations totaling over $3.4 billion. He served as advisor to Limbach Holdings in connection with its merger with 1347 Capital Corp., a SPAC, from 2015 to 2016. From November 2010 to May 2013, Mr. Boris served as Chairman of Primcogent Solutions LLC, leading the board during the period of the company’s preparation to seek reorganization by way of a voluntary bankruptcy petition, which was filed in 2013. Mr. Boris served as a director of Trio Merger Corp., a SPAC, from its inception through its business combination with SAExploration. Mr. Boris served as Senior Managing Director and Head of Investment Banking at Pali Capital, Inc., an investment banking firm, from 2007 to 2010, and was a founding member and Managing Director of Morgan Joseph & Co. Inc., an investment banking firm, from 2001 to 2007, where he was head of both the Financial Sponsors and Media Groups. Mr. Boris served as President of Ladenburg Thalmann Group Inc. from 1999 to 2000, and was also Executive Vice President and Head of Investment Banking at Ladenburg Thalmann & Co. Inc. from 1998 to 2000. In addition, he was a co-founder, director, and a principal shareholder of Brenner Securities Corporation and its successors. Prior to Brenner, Mr. Boris was at Oppenheimer & Company, as a Senior Vice President and Limited Partner.

Mr. Boris began his career as a member of the Business Development Group of W.R. Grace & Company, from 1984 to 1985. He is an active member of the Young Presidents’ Organization. Mr. Boris received a MBA from Columbia University Business School and a BA from Vassar College, cum laude. We believe Mr. Boris is well-qualified to serve as a member of the board due to his wide range of experience in capital market activities as well as his activities in cross-border investments and asset management.

Jason Zexian Shen has been one of our directors since July 2015. Mr. Shen started his own business in 2012 to open Jason Z. Shen CPA Firm, a local CPA accounting firm in the State of New York. From 2007 to 2012, Mr. Shen worked in the AIG Corporate Comptrollers in New York as a senior accountant. He worked in Alliance Building Services from 2006 to 2007. He was the accounting manager in Gandhi Engineering, Inc. from 1994 to 2001, and the accounting manager in Berger Lehman Associates, PC from 2001 to 2006. Mr. Shen has worked as the accounting manager in the New China News Agency Hong Kong Office (Now Liaison Office of the Central People’s Government in Hong Kong from 1982 to 1991. Mr. Shen graduated from Peking University with the Bachelor’s Degree in Economy in 1982 and Master’s Degree in Accounting from Binghamton University in 1993. He is the Certified Public Accountant licensed in the State of New York.

We believe Mr. Shen is well-qualified to serve as a member of the board due to his experience in accounting in China and the U.S., his entrepreneurship and his financial expertise.

Dr. Honghui Deng has been one of our directors since October 2015. Dr. Deng started his education professional career in 1990 as a lecturer in Chongqing University in China. Dr. Deng has been serving as the independent director at 500.com, Ltd. (WBAI.NYSE) since May, 2011. Dr. Deng was the founder and served as the Chief Executive Officer of HHD Consulting Service LLC from 2003 to 2008. He has been serving as a fellow at the Innovation Creativity Capital Institute (IC2) of the University of Texas at Austin since 2010. Dr. Deng also has been teaching as an EMBA/MBA professor at Peking University Guanghua School of Management since 2005. He has been working as an assistant professor at the School of Business of University of Nevada, Las Vegas since 2003. From 1993 to 1997, he worked as an official in the Ministry of Education of China. Dr. Deng has extensive consulting experiences for business firms on long-term strategy, finance and management. He received a Bachelor’s Degree in Electronic Engineering and Business Administration from the School of Electronic Engineering of Chongqing University in 1990 and 1994, and a Ph.D. Degree in Business Administration from Red McCombs School of Business, University of Texas at Austin in 2003.

We believe Dr. Deng well-qualified to serve as a member of the board due to his profound academic training background and his wide range of experience in business management research and practice, as well as his independent director’s practice with other public companies.

Ms. Yaqi Feng has been our Chief Operating Officer and Secretary to the Board of Directors since July 2015. Ms. Feng has been working as the Executive Director of the Global Business Department in Pacific Securities Co., Ltd. since 2013, where she is responsible for Chinese companies’ overseas IPOs, cross border M&A transactions, and global investment management. From 2012 to 2013, she worked as the Managing Director of Regeneration Capital Group LLC in New York, where she was responsible for IPOs and listing projects for emerging market companies, business development, project due diligence as well as transaction management. From 2010 to 2012, Ms. Feng worked as a VP for Griffin Financial Group, a mid-sized investment bank; in this capacity she was responsible for public offerings, private placements, deal structuring, financial modeling as well as institutional sales. She also served as a manager for Asian Legend Asset Management Inc. a private equity firm based in China and New York that specialized in China related projects, from 2009 to 2010. Ms. Feng worked as an associate in the New York office of the Jun He law firm from 2007 to 2008. Ms. Feng received an LL.M from Boston University School of Law and an LL.B from the School of International Law, China University of Political Science and Law in Beijing, China, where she also earned a B.A. in Business.

Number and Terms of Office of Officers and Directors

Our board of directors is divided into two classes with only one class of directors being elected in each year and each class serving a two-year term. The term of office of the first class of directors, consisting of Mr. Boris, Mr. Shen and Dr. Deng, will expire at the first annual meeting of shareholders. The term of office of the second class of directors, consisting of Mr. Tu and Mr. Luo, will expire at the second annual meeting of shareholders.

Our officers are elected by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our charter as it deems appropriate. Our charter provides that our officers may consist of a Chief Executive Officer, President, Chief Financial Officer, one or more vice-presidents, secretaries and treasurers and such other offices as may be determined by the board of directors. However, at the closing of the Business Combination our board and officers will change as described in the section entitled “Management After the Business Combination.”

Shareholder Communications

Shareholders who wish to communicate directly with our board of directors, or any individual director, should direct questions in writing to our Corporate Secretary, Pacific Special Acquisition Corp., 855 Pudong South Road, The World Plaza, 27th Floor, Pudong, Shanghai, China. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must identify the author and clearly state whether the intended recipients are all members of the board of directors or just certain specified individual directors. The Corporate Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Director Independence

NASDAQ listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that each of Mr. Boris, Mr. Shen and Dr. Deng is an “independent director” as defined in the NASDAQ listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Leadership Structure and Risk Oversight

The board of directors believes that prior to the consummation of the Business Combination, the most effective leadership structure is for Mr. Peng to continue to serve as our principal executive officer and Mr. Tu to continue to serve as chairman of our Board of Directors. The Board of Directors has chosen to separate the principal executive officer and chairman positions because it believes that (i) independent oversight of management is an important component of an effective board of directors and (ii) this structure benefits the interests of all shareholders. If the Board of Directors convenes for a meeting, the non-management directors will meet in executive session if circumstances warrant. Given the composition of the Board of Directors with a strong slate of independent directors, the Board of Directors does not believe that it is necessary to formally designate a lead independent director at this time, although it may consider appointing a lead independent director if circumstances change. See “Management After the Business Combination.”

The board of directors’ oversight of risk is administered directly through the board of directors, as a whole, or through its audit committee. Various reports and presentations regarding risk management are presented to the board of directors including the procedures that the Company has adopted to identify and manage risk. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of Pacific’s financial statements and the independent audit thereof. The audit committee reserves time at each of its meetings to meet with the Company’s independent registered public accounting firm outside of the presence of the Company’s management.

Board of Directors and Committees

During the fiscal year ended June 30, 2016, our board of directors held one meeting and our audit committee held four meetings. Each of our directors attended 100% of the board meetings and their respective committee meetings. The Company does not have a policy regarding director attendance at annual meetings, but encourages the directors to attend if possible.

Audit Committee

We have established an audit committee of the board of directors. The rules of NASDAQ require that the audit committee of a listed company be comprised solely of at least three independent directors. The members of our audit committee are Mr. Boris, Mr. Shen and Dr. Deng. Mr. Boris serves as chairman of the audit committee. Mr. Boris, Mr. Shen and Dr. Deng meet the independent director standard under NASDAQ’s listing standards.

Each member of the audit committee is financially literate and our board of directors has determined that Mr. Boris qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

Responsibilities of the audit committee include:

•         the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•         pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•         reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•         setting clear hiring policies for employees or former employees of the independent auditors;

•         setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•         obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•         reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•         reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the board of directors as required by the rules of the NASDAQ. The rules of NASDAQ require that the compensation committee of a listed company be comprised solely of independent directors. The members of our Compensation Committee are Mr. Boris, Mr. Shen and Dr. Deng. Mr. Shen serves as chairman of the compensation committee. Mr. Boris, Mr. Shen and Dr. Deng meet the independent director standard under NASDAQ’s listing standards. We have adopted a compensation committee charter, which will detail the principal functions of the compensation committee, as required by the rules of the NASDAQ, including:

•         reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation in executive session at which the Chief Executive Officer is not present;

•         reviewing and approving the compensation of all of our other executive officers;

•         reviewing our executive compensation policies and plans;

•         implementing and administering our incentive compensation equity-based remuneration plans;

•         assisting management in complying with our proxy statement and annual report disclosure requirements;

•         approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•         producing a report on executive compensation to be included in our annual proxy statement; and

•         reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Other Board Committees

We do not have a standing nominating committee, though we intend to form a nominating and corporate governance committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. As there is no standing nominating committee, we do not have a nominating committee charter.

The board of directors will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a meeting of shareholders). Our shareholders that wish to nominate a director for election to the board of directors should follow the procedures set forth in our charter.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.

Code of Conduct and Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. Copies of our Code of Ethics and our audit committee and compensation committee charters are available, without charge, upon request from us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the SEC. Officers, directors, and greater-than-ten-percent shareholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and Forms 4 furnished since the effective date of our IPO, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors, and security holders required to file the same.

Executive Compensation

We pay each of our independent directors an annual retainer of $30,000 (prorated for a partial term), payable in arrears commencing on October 20, 2016 and ending on the earlier of the consummation of our initial business combination and our liquidation. Until the earlier of the consummation of our initial business combination and our liquidation, we pay an affiliate of our Chairman a total of $10,000 per month for office space, utilities and secretarial and administrative services. We believe that such fees are at least as favorable as we could have obtained from an unaffiliated third party for such services. Except as set forth above, no compensation will be paid to our sponsor, executive officers and directors, or any of their respective affiliates, prior to or in connection with the consummation of our initial business combination. Additionally, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our independent directors review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates.

After the completion of the Business Combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company. Any compensation to be paid to our officers will be determined, or recommenced, to the board of directors for determination, either by a committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of the Business Combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after the Business Combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of the Business Combination will be a determining factor in our decision to proceed with the Business Combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Fees and Services

The following is a summary of fees paid to our independent registered public accounting firm for services rendered during the period from July 1, 2015 (inception) through June 30, 2016:

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods, and other required filings with the SEC for the year ended June 30, 2016 totaled $63,630. The above amount includes interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the year ended June 30, 2016, we did not pay Marcum for consultations concerning financial accounting and reporting standards.

Tax Fees. We did not pay Marcum for tax planning and tax advice for the year ended June 30, 2016.

All Other Fees. We did not pay Marcum for other services for the year ended June 30, 2016.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our IPO. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

PACIFIC MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Forward-Looking Statements

The following discussion and analysis should be read in conjunction with the financial statements and related notes of Pacific included elsewhere in this proxy statement. This discussion contains forward-looking statements reflecting our current expectations, estimates and assumptions concerning events and financial trends that may affect our future operating results or financial position. Actual results and the timing of events may differ materially from those contained in these forward-looking statements due to a number of factors, including those discussed in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.”

References in this “Pacific Management’s Discussion and Analysis of Financial Condition and Results of Operations” section to the “Company,” “us” or “we” refer to Pacific Special Acquisition Corp. The following discussion and analysis of the Company’s financial condition and results of operations should be read in conjunction with the condensed financial statements and the notes thereto contained elsewhere in this proxy statement. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties.

Overview

We are a blank check company incorporated on July 1, 2015 in the British Virgin Islands and formed for the purpose of consummating a Business Combination. We intend to effectuate our Business Combination using cash from the proceeds of our initial public offering and the sale of private units that occurred simultaneously with the completion of our initial public offering, our capital stock, debt or a combination of cash, stock and debt.

Recent Developments

On December 27, 2016, the Company entered into a Merger Agreement with Borqs, Merger Sub, Purchaser Representative, Seller Representative, and Sponsor, and, on May 10, 2017, we, our Merger Sub, our Sponsor, and the Seller Representative entered into an amendment to the Merger Agreement. Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, at the Closing, Merger Sub will merge with and into Borqs, with Borqs continuing as the surviving entity. As a result of the consummation of the Merger, at Effective Time, and subject to the terms and conditions set forth in the Merger Agreement, the holders of Borqs issued and outstanding capital shares will receive Pacific Ordinary Shares, the holders of Borqs issued and outstanding warrants will receive Replacement Warrants, and the holders of Borqs issued and outstanding options will have their options assumed by the Company and will instead acquire Assumed Options.

Of the Merger Consideration Shares, and assuming, based on the unaudited pro forma financial statements included in this proxy statement, that the adjusted equity valuation of Borqs is $270,182,000 as of the closing, a total of 25,979,038 shares will be issued at the closing, with between 2,352,285 and 3,846,154 of such shares being Earnout Shares contingent and deposited into escrow to be released (or with respect to certain of such Earnout Shares, to be cancelled in connection with an issuance of replacement shares by Pacific) to the Sellers in the event certain net income earnout conditions are met during the Earnout Period. The exact number of shares contingent as Earnout Shares will depend on the amount of redemptions by Pacific’s shareholders and the amount of money raised by Pacific in the PIPE Investment or Backstop Commitment. 2,352,285 Backstop Guarantee Shares will be issued in the name of the Backstop Commitment Investor (as defined in the accompanying proxy statement) and to the extent that the earnout conditions are not met, such Backstop Guarantee Shares will be released to the Backstop Commitment Investor. Any additional Earnout Shares (the Net Income Shares) will be issued in the name of the Sellers and to the extent that the earnout conditions are not met, such Net Income Shares will be released to Pacific and cancelled. Four percent (4%) of (a) the shares otherwise due to the Sellers at the Closing (excluding any Earnout Shares), or 885,315 shares assuming that the full 3,846,154 Earnout Shares are issued and an adjusted equity valuation of $270,182,000 as of the closing, and (b) any Earnout Shares earned by the Sellers will be deposited in escrow to support certain indemnification obligations under the Merger Agreement (such shares collectively, the “Indemnity Escrow Shares”, and together any other dividends, distributions or other income on the Indemnity Escrow Shares, the “Indemnity Escrow Property”). The exact number of shares issued to the Sellers stated herein will depend on customary final pre-closing calculations related to Borqs financials (including final working capital figures) and the number of shares contingent as Earnout Shares, as described above.

Each Seller who is a Borqs International shareholder as of the Effective Time will receive its pro rata portion of the Merger Consideration Shares, less its pro rata portion of the Earnout Shares and the Indemnity Escrow Shares, based on the number of Borqs International shares held by such Seller (with any Borqs International preferred shares treated on an as-converted into Borqs International ordinary share basis), except that any Seller who validly exercises dissenters rights under Part XVI of the Companies Law (2016 Revision) of the Cayman Islands will not be entitled to receive its pro rata share of the Merger Consideration Shares.

The number of Earnout Shares due to the Sellers shall be based on the consolidated net income of Pacific and its subsidiaries, subject to certain adjustments (the “Adjusted Net Income”), for the twelve month period from July 1, 2017 to June 30, 2018 (the “Earnout Period”). The exact number of Earnout Shares will be based on the aggregate of the funds left in Pacific’s trust account after redemptions in connection with the Merger and the proceeds from any private placement to be conducted by Pacific prior to the closing of the Merger (the “Closing Proceeds”), with 2,352,285 Earnout Shares if the Closing Proceeds are $24.0 million and increasing on a linear sliding scale of up to 3,846,154 Earnout Shares if the Closing Proceeds are $57.5 million. In order for the Sellers to receive the full Earnout Shares, Pacific will need to achieve at least $20.0 million in Adjusted Net Income during the Earnout Period, and if the Adjusted Net Income is greater than $18.0 million but less than $20.0 million, the Sellers will receive a pro-rated amount of the Earnout Shares on a linear sliding scale with zero Earnout Shares earned at $18.0 million in Adjusted Net Income and the full Earnout Shares eared at $20.0 million in Adjusted Net Income. In consideration of entering into the Backstop and Subscription Agreement, as described below, the Sponsor will be entitled to receive 2,352,285 of the Earnout Shares (the “Backstop Guarantee Shares”) if they are not earned by the Sellers, or a proportionate number of shares if the earnout is only partially earned by the Sellers. Any additional Earnout Shares in excess of the 2,352,285 Backstop Guarantee Shares (the “Net Income Shares”), to the extent not earned by Sellers, will be forfeited, returned to Pacific and cancelled. The Backstop Guarantee Shares will be issued at the Closing in the name of the Sponsor and deposited in escrow, and while held in escrow, the Sponsor will be entitled to all voting rights and dividend rights (other than equity securities paid as dividends) with respect to such shares. Any portion of the Backstop Guarantee Shares that are earned by the Sellers will be forfeited by the Sponsor and Pacific will issue new equivalent shares to the Sellers, subject to a 4% holdback deposited into an indemnity escrow account for indemnification purposes described in further detail below. The Net Income Shares will be issued at the Closing in the name of the Sellers and deposited in escrow, and while held in escrow, the Sellers will be entitled to all voting rights and dividend rights (other than equity securities paid as dividends) with respect to such shares. If released to the Borqs shareholders at the end of the Earnout Period, 4% of the Net Income Shares will be retained by the escrow agent and added to the existing indemnity escrow, as described in further detail below.

The Merger Agreement contains a number of customary representations and warranties made by the Company and Borqs solely for the benefit of the other, which in certain cases are qualified by the representing party’s knowledge, and/or by materiality or Material Adverse Effect (as defined in the Merger Agreement), and subject to other specified exceptions and qualifications contained in the Merger Agreement or in information provided pursuant to certain disclosure schedules to the Merger Agreement. The representations and warranties made by Borqs survive the Closing and continue until the 18 month anniversary of the Closing Date. The representations and warranties made by the Company do not survive the Closing.

Each party agreed in the Merger Agreement to use their commercially reasonable efforts to effect the Closing. The Merger Agreement also contains certain customary covenants by the parties during the period between the signing of the Merger Agreement and the earlier of the Closing or the termination of the Merger Agreement in accordance with its terms.

The parties also agreed that between the signing of the Merger Agreement and the Closing, the Company may enter into and consummate subscription agreements with investors for a PIPE Investment, and that if the Company elects to seek a PIPE Investment, the Company and Borqs will use their commercially reasonable efforts to cause such PIPE Investment to occur. On May 11, 2017, Pacific and the Sponsor entered into a Backstop and Subscription Agreement pursuant to which the Sponsor agreed to purchase up to $24.0 million of Pacific ordinary shares (or potentially more, at Sponsor’s sole election) through (i) open market or privately negotiated transactions with third parties, (ii) a private placement at a price of $10.40 per share with consummation to occur concurrently with that of the Business Combination or (iii) a combination thereof, in order to ensure that there is at least $24.0 million in Closing Proceeds.

The Company also agreed to certain covenants with respect to its obligations to file a Proxy Statement for a Shareholder Meeting, including to have its board of directors take actions to, and seek the approval of its shareholders at the Shareholder Meeting, if necessary, to: (i) amend the Company’s memorandum and articles of association in form and substance reasonably acceptable to the Company and Borqs to, among other matters, accommodate any PIPE Investment and change the name of the Company after the Closing to “Borqs Technologies, Inc.”, (ii) adopt a new equity incentive plan for the Company in a form to be agreed upon by the Company and Borqs, which Equity Plan will provide for option awards for a number of Pacific ordinary shares equal to the difference between 13.5% of the number of Pacific ordinary shares issued and outstanding immediately after the Closing and the number of Pacific ordinary shares that are subject to the Assumed Options, (iii) structure the Company’s board of directors as described in the Merger Agreement, and (iv) for certain future acquisitions by Pacific during the Earnout Period (a) if having a value in excess of $60 million, require the approval of 2/3 of the directors then-serving on the board, (b) grant our Sponsor and the Purchaser Representative certain information rights relating to such acquisitions, (c) and, if requested by our Sponsor or the Purchaser Representative, provide a fairness opinion in respect of such acquisitions.

From and after the closing, Sellers and their respective successors and assigns are required to severally indemnify the Company, the Purchaser Representative and their respective affiliates and their respective officers, directors, managers, employees, successors and permitted assigns (each referred to with respect to claims as an indemnified party) from and against any losses from (a) the breach of any of Borqs’ representations and warranties, (b) the breach of any of Borqs’ covenants or the Company’s post-Closing covenants, (c) any actions by persons or entities who were holders of equity securities (including options, warrants, convertible securities or other rights) of any Target Company prior to the Closing arising out of the sale, purchase, termination, cancellation, expiration, redemption or conversion of any such securities or (d) any indebtedness of the Target Companies as of the Closing which were not taken into account in the adjusted equity valuation. Except for fraud-based claims, indemnification claims are subject to (i) a minimum claim amount, with all related claims, of $10,000, and (ii) an aggregate basket of $1,000,000 before any indemnification claims can be made, at which point all claims in excess of the minimum claim amount will be paid back to the first dollar. In any indemnification claims between the parties, the Purchaser Representative will represent the indemnified parties and the Seller Representative will represent the Sellers.

The obligations of each party to consummate the Closing are subject to the satisfaction or waiver of customary conditions and closing deliverables, including, but not limited to, (1) the Company’s shareholders having approved the Merger Agreement and the related transactions (including the other matters for approval specific in the Proxy Statement) by the requisite vote at the Shareholder Meeting, (2) Sellers having approved the Merger Agreement and related transactions by the requisite vote at a duly held meeting of Borqs shareholders (although, at the time of the signing of the Merger Agreement, Borqs shareholders representing the requisite vote of shareholders necessary to approve the Merger Agreement and related transactions provided written consents to Borqs and/or entered into voting agreements with the Company and Borqs to vote in favor of the Merger Agreement and related transactions), (3) any required governmental and third party approvals having been obtained and any antitrust waiting periods expired or terminated, (4) no law or order preventing the transactions, (5) the Company having net tangible assets of at $5,000,001 after giving effect to any redemptions of public shareholders required by the Company’s organizational documents and its Initial Public Offering prospectus and taking into account and proceeds from any PIPE Investment, (6) the other party’s representations and warranties being true and correct as of the date of the Merger Agreement and as of the Closing, except as has not had or reasonably be expected to have a Material Adverse Effect on the other party, (7) the other party’s compliance with its covenants under the Merger Agreement in all material respects, and (8) no Material Adverse Effect shall have occurred with respect to the other party (or with respect to Borqs, its subsidiaries) since the date of the Merger Agreement.

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior the Closing, including among other reasons, (1) by either the Company or Borqs if the Closing has not occurred on or prior to July 20, 2017 (since the Company received the approval of its shareholders to extend the deadline for the Company to consummate its Business Combination, (2) by either party for the other party’s uncured breach (subject to certain materiality qualifiers), (3) by the Company if there has been a Material Adverse Effect on Borqs or its subsidiaries after the date of the Merger Agreement which is uncured and continuing, or (4) by either the Company of Borqs if (A) the Company holds the Shareholder Meeting and it does not receive the requisite vote of its shareholders to approve the Merger Agreement and related transactions or (B) Borqs holds its shareholder meeting and it does not receive the requisite vote of its shareholders to approve the Merger Agreement and related transactions.

If the Merger Agreement is terminated by a party due to the other party’s material uncured breach, the breaching party shall pay to the terminating party as liquidated damages a termination fee of $5,000,000. The Sponsor guaranteed the Company’s obligation to pay a Termination Fee in such circumstances. If the Merger Agreement is terminated, all further obligations of the parties under the Merger Agreement (except for, if applicable, the obligation to pay the Termination Fee and certain obligations related to confidentiality, public announcements and general provisions) will terminate, and no party to the Merger Agreement will have any further liability to any other party thereto except for liability for fraud or for, except in the case where the Termination Fee is paid, willful breach of the Merger Agreement prior to termination.

At the same time that the Merger Agreement was signed, the Company and Borqs entered into voting agreements with certain Sellers. Under the Voting Agreement, the Sellers party thereto generally agreed to vote all of their capital shares in Borqs in favor of the Merger Agreement and related transactions, to deliver the Closing deliverables required to be delivered by Sellers under the Merger Agreement, to waive any dissenters’ rights and to otherwise take certain other actions in support of the Merger Agreement and related transactions.

Additionally, in connection with the May 10, 2017 amendment to the Merger Agreement, Pacific and the Backstop Commitment Investor entered into a Backstop and Subscription Agreement on May 11, 2017 pursuant to which the Backstop Commitment Investor agreed to purchase up to $24.0 million of Pacific ordinary shares through (i) open market or privately negotiated transactions with third parties, (ii) a private placement at a price of $10.40 per share with consummation to occur concurrently with that of the Business Combination or (iii) a combination thereof, in order to ensure that there is at least $24.0 million in Closing Proceeds, although the Backstop Commitment Investor is entitled, at its sole election, to purchase an additional number of ordinary shares in excess of such $24.0 million Closing Proceeds requirement, up to $24.0 million in total purchases in connection with the Backstop and Subscription Agreement. As consideration for the Backstop Commitment, the Backstop Commitment Investor will be entitled to receive the Backstop Guarantee Shares subject to the terms and conditions of the amendment to the Merger Agreement, as described above. In connection with the Backstop and Subscription Agreement, at the Closing, the Company and the Backstop Commitment Investor will enter into a registration rights agreement, in a form to be agreed upon, with respect to the shares purchased in connection with the Backstop and Subscription Agreement and any Backstop Guarantee Shares released from escrow to and retained by the Backstop Commitment Investor. If the Backstop Commitment Investor assigns all or a portion of its obligations under the Backstop and Subscription Agreement to investors that are qualified institutional buyers or institutional accredited investors, such assignees will take a proportionate share of the Backstop Commitment Investor’s rights with respect to the Backstop Guarantee Shares and proportionate rights under the registration rights agreement contemplated by the Backstop and Subscription Agreement.

At the Closing, each Seller and each holder of a Borqs warrant will enter into a Lock-Up Agreement with the Company and the Purchaser Representative with respect to their Merger Consideration Shares and Replacement Warrants received in the Merger and any Pacific Ordinary Shares issuable upon the exercise of the Replacement Warrants.

At the Closing, the Company will enter into a Registration Rights Agreement with the Sellers and the holders of Borqs warrants and the Purchaser Representative. Under the Registration Rights Agreement, the Sellers and warrant holders will have registration rights that will obligate the Company to register for resale under the Securities Act, all or any portion of their Registrable Securities, except that Registrable Securities that are subject to transfer restrictions in the Lock-Up Agreement or Escrow Shares held in the Escrow Account may not be requested to be registered or registered until 90 days before the end of the applicable transfer restrictions. Holders of a majority-in-interest of any class of Registrable Securities will be entitled under the Registration Rights Agreement to make a written demand for registration under the Securities Act of all or part of the their Registrable Securities, and other holders of the Registrable Securities will be entitled to join in such demand registration. Subject to certain exceptions, if any time after the Closing, the Company proposes to file a registration statement under the Securities Act with respect to its securities, under the Registration Rights Agreement, the Company shall give notice to the holders of the Registrable Securities as to the proposed filing and offer them an opportunity to register the sale of such number of Registrable Securities as requested by them in writing, subject to customary cut-backs. In addition, subject to certain exceptions, holders of Registrable Securities will be entitled under the Registration Rights Agreement to request in writing that the Company register the resale of any or all of such Registrable Securities on Form S-3 and any similar short-form registration that may be available at such time. Under the Registration Rights Agreement, the Company will agree to indemnify the holders of Registrable Securities and certain persons or entities related to them, such as their officers, directors, employees, agents and representatives against any losses or damages resulting from any untrue statement or omission of a material fact in any registration statement or prospectus pursuant to which they sell Registrable Securities, unless such liability arose from their misstatement or omission, and the holders of Registrable Securities, including Registrable Securities in any registration statement or prospectus, will agree to indemnify the Company and certain persons or entities related to the Company, such as its officers and directors and underwriters, against all losses caused by their misstatements or omissions in those documents.

At the Closing, certain specified Sellers actively involved with Borqs management will enter into Non-Competition and Non-Solicitation Agreements in favor of the Company, Borqs and their respective successors and subsidiaries, and to which the Purchaser Representative is also a party thereunder, relating to the business of providing software and solutions for connected devices in the Internet of Things industry, and mobile communication services as a Mobile Virtual Network Operator as conducted by Borqs and to be conducted by Pacific and its subsidiaries after the Closing.

The Merger will be accounted for as a reverse merger in accordance with GAAP. Under this method of accounting, the Company will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on Borqs comprising the ongoing operations of the combined entity, Borqs’ senior management comprising the senior management of the combined company, and Borqs’ shareholders having a majority of the voting power of the combined company. Accordingly, for accounting purposes, the Merger will be treated as the equivalent of Borqs issuing stock for the net assets of the Company, accompanied by a recapitalization. The net assets of the Company will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Merger will be those of Borqs.

On April 19, 2017, we held an Extension Meeting, at which the shareholders approved, among other things, an extension of the date before which the Company must complete an initial business combination from April 20, 2017 to August 21, 2017 or until such earlier date as determined by the board. In connection with the Extension Meeting, a total of 653,996 ordinary shares (equivalent to approximately $6.8 million) were redeemed.

In connection with the Extension Meeting, our Sponsor agreed to contribute to us as a loan $0.03 for each public share that was not redeemed, for each calendar month (commencing on April 20, 2017 and on the 20th day of each subsequent month), or portion thereof, that is needed by Pacific to complete the Business Combination or another business combination from April 20, 2017 until the Extended Termination Date. Each Contribution will be deposited in the trust account established in connection with the IPO within seven calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if Pacific takes the full time through the Extended Termination Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or Pacific’s subsequent liquidation will be approximately $10.52 per share, in comparison to the current redemption amount of $10.40 per share (assuming no public shares were redeemed). The amount of the Contribution will not bear interest and will be repayable by us to our sponsor upon consummation of an initial business combination. Our Sponsor will have the sole discretion whether to continue extending for additional calendar months until the Extended Termination Date. On April 25, 2017, our Sponsor deposited into the trust account approximately $153,000, which amount was equal to $0.03 for each of the 5,096,004 public shares of the Company that were not redeemed in connection with the Extension.

Results of Operations

We have neither engaged in any operations nor generated any revenues to date. Our only activities from inception to March 31, 2017 relates to our formation, our Initial Public Offering and private placement and the identification and evaluation of prospective candidates for a Business Combination. Since the completion of our Initial Public Offering, we have not generated any operating revenues and will not generate such revenues until after the completion of our Business Combination. We generate non-operating income in the form of interest income on cash and securities held, which we expect to be insignificant in view of the low interest rates on risk-free investments. We have incurred expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses and other expenses relating to our efforts to consummate a Business Combination.

For the year ended June 30, 2016, we had a net loss of $392,286, mainly consisting of formation, operating costs and target identification expenses.

For the three and nine months ended March 31, 2017, we had a net loss of $1,077,936 and $1,482,438, respectively, mainly consisting of operating costs, target identification expenses and expenses related to the Business Combination with Borqs of $1,135,407 and $1,610,764, respectively, offset by interest income on marketable securities held in our trust account of $52,376 and $112,716, respectively, and an unrealized gain on marketable securities held in our trust account of $5,095 and $15,610, respectively.

For the three and nine months ended March 31, 2016, we had a net loss of $112,228 and $177,435, respectively, mainly consisting of operating expenses, offset by interest income on marketable securities held in our trust account of $45,123 and an unrealized gain on marketable securities held in our trust account of $20,438.

Liquidity and Capital Resources

On October 20, 2015, we consummated our initial public offering of 5,000,000 units, at a price of $10.00 per unit, generating gross proceeds of $50,000,000. Simultaneously with the closing of our initial public offering, we consummated the sale of 477,500 private units, of which 452,500 private units were purchased by our sponsor and 25,000 private units were purchased by EarlyBirdCapital, in each case, at a price of $10.00 per unit, generating gross proceeds of $4,775,000.

On October 23, 2015, the underwriters elected to fully exercise their over-allotment option to purchase 750,000 over-allotment units at a purchase price of $10.00 per unit, generating gross proceeds of $7,500,000. In addition, on October 23, 2015, we consummated the sale of an additional 54,375 private units at a price of $10.00 per unit, of which 45,171 insider units were purchased by our sponsor and 9,204 private units were purchased by EarlyBirdCapital, generating gross proceeds of $543,750.

Following our initial public offering and the exercise of the over-allotment option, a total of $59,800,000 was placed in the trust account, while the remaining funds of $722,827 were placed in an account outside of the trust account for working capital purposes. We incurred $2,295,923 in initial public offering related costs, including $1,868,750 of underwriting fees and $427,173 of initial public offering costs.

As of March 31, 2017, we had marketable securities held in our trust account of $59,820,531, substantially all of which is invested in U.S. treasury bills with a maturity of 180 days or less. Interest income earned on the balance in our trust account may be available to us to pay taxes or for working capital purposes. Since inception, we have withdrawn approximately $185,000 of interest income from our trust account in order to fund working capital requirements.

As of March 31, 2017, we had cash of $396,469 held outside our trust account, which is available for use by us to cover the costs associated with identifying a target business, negotiating a business combination, due diligence procedures and other general corporate uses. In addition, as of March 31, 2017, we had accounts payable and accrued expenses of $199,228.

For the nine months ended March 31, 2017, cash used in operating activities amounted to $889,474, mainly resulting from a net loss of $1,482,438, interest earned on marketable securities held in our trust account of $112,716, an unrealized gain on marketable securities held in our trust account of $15,610, offset by non-cash compensation expense of $664,440 and changes in our operating assets and liabilities of $56,850.

We intend to use substantially all of the funds held in the trust account to acquire a target business or businesses and to pay our expenses relating thereto, including a fee payable to EarlyBirdCapital for its services in connection with our initial business combination upon the consummation of such combination in an amount equal to $1,750,000. To the extent that our capital stock is used in whole or in part as consideration to effect our initial business combination, the remaining proceeds held in the trust account, as well as any other net proceeds not expended, will be used as working capital to finance the operations of the target business. Such working capital funds could be used in a variety of ways including continuing or expanding the target business’ operations, for strategic acquisitions and for marketing, research and development of existing or new products. Such funds could also be used to repay any operating expenses or finders’ fees which we had incurred prior to the completion of our initial business combination if the funds available to us outside of the trust account were insufficient to cover such expenses.

We intend to use the funds held outside the trust account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a Business Combination.

On November 9, 2016, our Sponsor loaned us $500,000, to be used for expenses relating to investigating and selecting a target business and other working capital requirements. The convertible promissory note issued in connection therewith, as amended on February 9, 2017, is non-interest bearing and due on the date on which we consummate a business combination. The convertible promissory note is convertible, in whole or in part, at the election of our Sponsor, upon the consummation of a business combination. Upon such election, the convertible promissory note will convert into private units, at a price of $10.00 per unit. In January 2017, the terms of the convertible promissory note were amended such that the convertible promissory note will be payable upon the consummation of a business combination.

As of March 31, 2017, certain members of management had advanced to us an aggregate of $229,061 to cover expenses related to identifying targets for an initial business combination. The advances are non-interest bearing, unsecured and due upon the consummation of an initial business combination.

On April 19, 2017, we held the Extension Meeting, at which the shareholders approved, among other things, an extension of the date before which the Company must complete an initial business combination from April 20, 2017 to August 21, 2017 or until such earlier date as determined by the board (the “Extended Termination Date”). In connection with the Extension Meeting, a total of 653,996 ordinary shares (equivalent to approximately $6.8 million) were redeemed.

In connection with the Extension Meeting, our Sponsor agreed to contribute to us as a loan $0.03 for each public share that was not redeemed, for each calendar month (commencing on April 20, 2017 and on the 20th day of each subsequent month), or portion thereof, that is needed by Pacific to complete the Business Combination or another business combination from April 20, 2017 until the Extended Termination Date. Each Contribution will be deposited in the trust account established in connection with the IPO within seven calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if Pacific takes the full time through the Extended Termination Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or Pacific’s subsequent liquidation will be approximately $10.52 per share, in comparison to the current redemption amount of $10.40 per share (assuming no public shares were redeemed). The amount of the Contribution will not bear interest and will be repayable by us to our Sponsor upon consummation of an initial business combination. Our Sponsor will have the sole discretion whether to continue extending for additional calendar months until the Extended Termination Date. On April 25, 2017, our Sponsor deposited into the trust account approximately $153,000 (the “Contribution”), which amount was equal to $0.03 for each of the 5,096,004 public shares of the Company that were not redeemed in connection with the extension.

Based on the unaudited pro forma financial statements included as part of this proxy statement, as a result of the Contribution and following the redemption of a portion of the public shares in connection with the Extension Meeting, the pro rata amount of the funds available in the trust account for the public shares that were not redeemed increased from approximately $10.40 per share to approximately $10.43 per share, or approximately $53.2 million in the trust account. The 5,096,004 remaining public shares (equivalent to $53.2 million at approximately $10.43 per share in the trust account) are subject to redemption at the option of the shareholders at the business combination.

We do not believe we will need to raise additional funds in order to meet the expenditures required for operating our business. This belief is based on the fact that while we may begin preliminary due diligence of a target business in connection with an indication of interest, we intend to undertake in-depth due diligence, depending on the circumstances of the relevant prospective acquisition, only after we have negotiated and signed a letter of intent or other preliminary agreement that addresses the terms of our initial business combination. However, if our estimate of the costs of undertaking in-depth due diligence and negotiating our initial business combination is less than the actual amount necessary to do so, or the amount of interest available to use from the trust account is minimal as a result of the current interest rate environment, we may be required to raise additional capital, the amount, availability and cost of which is currently unascertainable. In this event, we could seek such additional capital through loans or additional investments from members of our management team, but such members of our management team are not under any obligation to advance funds to, or invest in, us. In the event that our initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts, but no proceeds from our trust account would be used for such repayment. Such loans would be evidenced by promissory notes. Aside from the $500,000 Sponsor note described above, the notes would be paid upon consummation of our initial business combination, without interest. Aside from the $500,000 Sponsor note, the terms of such loans by our initial shareholders, officers and directors, if any, have not been determined and no written agreements exist with respect to such loans.

Off-Balance Sheet Arrangements

As of March 31, 2017, we have no obligations, assets or liabilities which would be considered off-balance sheet arrangements. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entity, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.

Contractual Obligations

We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities other than an agreement to pay an affiliate of the Company’s Chairman a monthly fee of $10,000 for office space, utilities and secretarial support provided to the Company. We began incurring these fees on October 14, 2015 and will continue to incur these fees monthly until the earlier of the completion of the Business Combination and the Company’s liquidation. In addition, we will pay each of our independent directors an annual retainer of $30,000 (to be prorated for a partial term), payable in arrears commencing on the first anniversary of the IPO and ending on the earlier of a Business Combination and our liquidation. We are also obligated to pay one of our directors a cash fee of $50,000 under a Director’s Agreement for services to be provided in connection with the Merger with Borqs.

Critical Accounting Policies and Estimates

Management’s discussion and analysis of our results of operations and liquidity and capital resources are based on our audited financial information. We describe our significant accounting policies in Note 2 — Significant Accounting Policies, of the Notes to Financial Statements included in this report. Our audited financial statements have been prepared in accordance with U.S. GAAP. Certain of our accounting policies require that management apply significant judgments in defining the appropriate assumptions integral to financial estimates. On an ongoing basis, management reviews the accounting policies, assumptions, estimates and judgments to ensure that our financial statements are presented fairly and in accordance with U.S. GAAP. Judgments are based on historical experience, terms of existing contracts, industry trends and information available from outside sources, as appropriate. However, by their nature, judgments are subject to an inherent degree of uncertainty, and, therefore, actual results could differ from our estimates.

Quantitative and Qualitative Disclosures About Market Risk

The net proceeds of our initial public offering and the sale of the private units held in the trust account are invested in U.S. government treasury bills with a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. Due to the short-term nature of these investments, we believe there will be no associated material exposure to interest rate risk.

Controls and Procedures

Evaluation of Disclosure Controls and Procedures

Under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer (the “Certifying Officer”), we carried out an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act. Based on the foregoing, our Certifying Officer concluded that our disclosure controls and procedures were effective as of the end of the period covered by this Report.

Disclosure controls and procedures are controls and other procedures designed to ensure that information required to be disclosed in our reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in our reports filed or submitted under the Exchange Act is accumulated and communicated to management, including our Certifying Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

Internal Control over Financial Reporting

This proxy statement does not include a report of management’s assessment regarding internal control over financial reporting or an attestation report of our registered public accounting firm due to a transition period established by the rules of the Commission for newly public companies.

INFORMATION ABOUT BORQS

Unless otherwise stated, references in this section to “Borqs” generally refers to Borqs and its consolidated subsidiaries.

BUSINESS

Overview

Borqs is a global leader in software, development services and products providing customizable, differentiated and scalable Android-based smart connected devices and cloud service solutions. Borqs is a leading provider of commercial grade Android platform software for mobile chipset manufacturers, mobile device OEMs and mobile operators, as well as complete product solutions of mobile connected devices for enterprise and consumer applications. In recent years, Borqs has been awarded significant business contracts from Intel and Qualcomm, leading global chipset manufacturers.

Borqs has two business units (BUs), Connected Solutions and MVNO. The Connected Solutions BU develops wireless mobile connected devices and cloud solutions. Connected Solutions BU revenue is recognized as software revenue and hardware revenue. The MVNO BU operates a mobile virtual network in China that provides a full range of 2G/3G/4G mobile communication services at the consumer level.

The Connected Solutions BU works closely with chipset partners to develop new connected devices. Borqs developed the reference Android software platform and hardware platform for Intel and Qualcomm phones and tablets. In February 2016 Qualcomm announced its planned business expansion for its next generation Qualcomm® Snapdragon™ Wear platform with the addition of new ecosystem partners, including Borqs. The platform is targeted for next generation connected and tethered wearables, such as smartwatches, kid and elderly watches, smart bands, smart eyewear and smart headsets. The availability of the state-of-the-art chipset functionalities from partners, combined with full service industrial design, hardware and software engineering and manufacturing management, opens exciting new possibilities for device manufacturers to accelerate the design, development and deployment of innovative connected devices.

The Borqs platform is built on the Android platform developed by Google and first released to the public in 2008. Borqs was among the first to obtain the Android source code, and in 2008 Borqs built an innovative technology platform used in the first deployment of Android‑based mobile devices to support the TD-SCDMA network of China Mobile Communications Corporation, or China Mobile.

Borqs provides Connected Solutions customers with customized, integrated, commercial grade Android platform software and service solutions to address vertical market segment needs through the targeted BorqsWare software platform solutions. The BorqsWare software platform consists of BorqsWare Client Software and BorqsWare Server Software. The BorqsWare Client Software platform consists of three major components: the latest commercial grade Android software that works with particular mobile chipsets, functionality enhancements of the open source Android software and mobile operator required services. Based on the BorqsWare Client Software platform, customers may require Borqs to provide further customization based on their specific market needs. The BorqsWare Client Software platform has been used in Android phones, tablets, watches and various Internet-of-things (“IoT”) devices. The BorqsWare Server Software platform consists of back-end server software that allows customers to develop their own mobile end-to-end services for their devices. The BorqsWare Server Software provides software necessary for upgrades, charging and various APIs that enhance the customers’ services. Based on BorqsWare Server Software service platform, customers may require us to provide further customization based on their specific needs.

The MVNO BU provides a full range 2G/3G/4G voice and data services for general consumer usage and IoT devices, as well as traditional telecom services such as voice conferencing. The MVNO BU also acts as a sales and promotion channel for the products developed by the Connected Solutions BU. Borqs believes that a key component of the sales of connected devices going forward is the bundling of those devices with a voice/data plan through its MVNO BU. The MVNO BU launched operations in the fourth quarter of 2014. The service includes The MVNO BU provides services throughout China. Borqs had more than two million registered subscribers at the end of 2015 and approximately 4.5 million at the end of 2016.

The MVNO BU is the principal in providing the bundled voice and data services to Chinese consumers, thus revenue is recognized on a gross basis. As sales of bundled services are mostly pre-paid by the consumers, cash received in advance of voice and data consumption are recognized as deferred revenue. Revenue is recognized when the services are actually used. Pre-paid bundled services do not expire. Sales of the bundles are mostly madethrough agents and franchisees. Bundled services sold to agents are discounted and not refundable to Borqs; and such discounts are recorded as reductions of revenue. We enter into profit sharing arrangements with franchisees under which bundled services may be returned to the Group if not sold to the consumers. The franchisees receive certain percentages of profits made by Borqs on the sales of the bundled services as they are used by the consumers. We account for profit sharing with franchisees as selling expenses in the consolidated statements of operations. Pursuant to the Company’s policy, the amount of discounts that may be provided by the franchisees to consumers is capped at 5%, based on which, we recognized the maximum amount of discounts that may be provided by the franchisees as reductions of revenue.

The Connected Solutions BU has a global customer base covering the core parts of the Android platform value chain, including mobile chipset manufacturers, mobile device OEMs and mobile operators. This business unit represented 73.4% of Borqs’ net revenues in 2015 and 70.9% of Borqs’ net revenues in 2016, while the MVNO BU represented 26.6% and 29.1% of net revenues for the same periods. In 2015, Borqs generated 61.7% of its net revenues from customers headquartered outside of China and 38.3% from customers headquartered within China. In 2016, Borqs generated 65.7% of its net revenues from customers headquartered outside of China and 34.3% from customers headquartered within China. As of the date of this proxy statement, Borqs has collaborated with six mobile chipset manufacturers and 29 mobile device OEMs to commercially launch Android based connected devices in 11 countries, and sales of connected devices with the BorqsWare software platform solutions are embedded in more than 10 million units worldwide.

Borqs has dedicated significant resources to research and development, and has research and development centers in Beijing, China and Bangalore, India. As of December 31, 2016, 403 of its 565 full-time employees and contractors were technical professionals dedicated to platform research and development and product specific customization. Technical professionals have diverse backgrounds and experience gained through employment with leading mobile chipset designers and manufacturers, mobile device OEMs, internet content providers and other software and hardware enterprises.

Borqs has achieved significant growth since inception in 2007. Net revenues increased from $47.5 million in 2014 to $75.1 million in 2015 and $120.6 million in 2016. Borqs recorded a net loss of $8.2 million in 2014, net income of $0.8 million in 2015 and net income of $2.6 million in 2016.

Corporate Structure and History

Borqs was incorporated in the Cayman Islands on July 27, 2007. As of the date of this proxy statement, Borqs conducts its business principally through BORQS Beijing Ltd., or Borqs Beijing, which is a wholly‑owned Chinese subsidiary. In addition, Borqs conducts part of its operations through its other subsidiaries in China, India, Hong Kong and South Korea.

The following diagram illustrates the current corporate structure of Borqs and the place of formation, ownership interest and affiliation of each of its subsidiaries and consolidated affiliated entities as of the date of this proxy statement.

____________

2         Wang Lei and Wang Tun, employees of Borqs, hold 50% and 50% equity interest in BC-NW, respectively.

Borqs Wholly‑Owned Subsidiaries and Consolidated Affiliated Entities

•         Borqs Beijing, a wholly foreign owned enterprise established under the laws of the PRC in 2007, which is Borqs’ primary operating entity and 100% owned by BORQS Hong Kong Limited;

•         BORQS Hong Kong Limited, or Borqs Hong Kong, a limited company established under the laws of Hong Kong in 2007, which engages in the software and services business and is 100% owned by us;

•         BORQS Software Solutions Private Limited, or Borqs Software Solutions, a private limited company established under the laws of India in 2009, which engages in the R&D of software and is 99.99% owned by us and 0.01% owned by Borqs Hong Kong;

•         BORQS Korea, or Borqs Korea, a company established under the laws of South Korea in 2012, which engages in the R&D of software and is 100% owned by Borqs Hong Kong; and

•         Beijing BORQS Software Technology Co, Ltd., or Borqs Software, a company established under the laws of the PRC in 2008, which engages in government subsidized software development and engineering projects as well as other software and services business and is 100% owned by Beijing Big Cloud Century Technology Limited, or Big Cloud, which is 100% owned by Borqs Beijing.

•         YuanTel (Beijing) Telecommunications Technology Co., Ltd., or YuanTel Telecom, a company established under the laws of the PRC in 2004, which mainly engages in MVNO services and is 95% owned by YuanTel (Beijing) Investment Management Co., Ltd., which is 79% owned by Beijing Big Cloud Network Technology Co. Ltd., which is 100% beneficially owned and controlled by Borqs Beijing through contractual control arrangements.

Industry Background

Overview

Android is an open source operating system for mobile devices such as smartphones and tablet computers, and was first released to the public by Google in late 2008. Participants in the Android ecosystem, including mobile device OEMs, mobile chipset manufacturers, mobile network operators, Android platform software companies and third party developers, can work together on this open source platform to provide customized end-to-end solutions, services and applications for connected devices. Android has become the world’s top-selling smartphone platform.

Android source code is available under free and open software licenses, but has limited commercial viability in several respects, including the fact that it:

•         lacks software needed to integrate with a particular chipset;

•         does not support many advanced radio network features;

•         lacks user interface and features differentiation for different mobile device OEMs;

•         lacks software for mobile operator services; and

•         lacks software for various vertical applications.

Worldwide Connected Devices vs IoT Market

Connected devices include regular phones, tablets, wearables and machine-to-machine (M2M) devices. Each connected device has a uniquely identifiable endpoint that communicates using IP connectivity — be it “locally” using Wifi/Bluetooth or “remotely” using 2G/3G/4G/5G technologies. Connected devices facilitate ubiquitous connectivity for businesses, governments and consumers, leveraging built-in management, monitoring and analytics capabilities. Borqs defines IoT to include all connected devices other than phones and tablets, so devices such as wearables and M2M devices are in the category of IoT.

In its report on IoT platforms, IHS Technology describes IoT devices as having four major components: the managed device itself; managed connectivity through operators and MVNOs; the IoT end-to-end software platform and particular IoT software applications. For instance, to provide a fleet management IoT solution, a managed device (e.g., a fleet device in a vehicle) is needed, along with a phone number (usually stored in a SIM card) providing connectivity (managed through operators or MVNOs), an end-to-end software platform to manage the devices with software upgrade, charging and control capabilities and a fleet software application that runs on both the fleet device and the backend cloud server (IoT particular application).

Deloitte has identified IoT as one of four key technology trends, and the consensus of different industry forecasts is that the IoT market is growing rapidly. IHS Technology estimates that there were about 15 billion IoT devices in use in 2015, and that number will grow to about 30 billion IoT devices in 2020. In its June 2016 mobility report, Ericsson forecasts that the number of IoT devices in use is expected to increase at a compounded annual growth rate (CAGR) of 23 percent from 2015 to 2021, driven by new use cases. In total, Ericsson estimates around 28 billion connected devices will ship by 2021, of which close to 16 billion will be related to IoT. There were around 400 million IoT devices with cellular subscriptions at the end of 2015. Cellular IoT is expected to have the highest growth among the all categories of connected devices, reaching 1.5 billion in 2021.

Smartphones and Tablets Operating System Market Share

Android and iOS remain the dominant operating systems for smartphones and tablets. IDC reported that in the second quarter of 2016, Android and iOS market shares for smartphones were 87.6% and 11.7%, respectively. Strata reported that in the third quarter of 2016, the market share of iOS tablets was about 21.5% and the remainder is dominated by Android tablets.

IoT Operating System Market Share

The current IoT operating system market is fragmented. Android, Android-based operating systems, Windows and proprietary operating systems compete in the market along with other small players. The success of an IoT operating system depends on many factors, including the ability to build a full ecosystem of products and services that utilize the IoT operating system.

Android. Google first announced Android in November 2007 and first released it to the public in late 2008. Developers use the open source Android platform to provide customized solutions, services and applications for mobile devices. In addition, Android has built a strong developer community through the Android Market, which features over 2.2M applications that have over ten billion downloads collectively. This developer community is expected to continue to support the growth and development of Android. In addition, Google has launched the specific version of Android for wearables, called Android Wear.

Android-Based. Android-based operating systems are based on Android but with significant changes in the underlying software. This includes Google’s Brillo/Weave operating system. Brillo has the advantages of being open source and can leverage the Android ecosystem; it is suitable for connected devices that have small memory footprint and a small or no display. Brillo’s communications protocol is called Weave.

Linux-Based Open Source. The Linux community has developed a number of open source IoT operating systems, e.g. RIOT and Zephyr. One advantage of these operating systems is that they are open source and a number of developers can explore and enhance the software. However, these operating systems lack industry standardization and support that large companies like Google or Microsoft can provide.

Linux-Based Proprietary. Historically, various companies have developed real-time operating systems that can be used in real-time applications, such as VxWorks and Nucleus. These operating systems are proprietary and not open source. They have mostly been used in the industrial, medical, and aerospace fields. The disadvantage of these operating systems is that they lack industry momentum and support from large companies such as Google or Microsoft, and they lack service APIs to create versatile applications.

Windows. Microsoft’s latest embedded operating system is known as Windows 10 for IoT. Under this umbrella, three subset operating systems are available. Windows 10 for IoT Mobile supports the ARM architecture; Windows 10 for IoT Core supports Raspberry Pi and Intel Atom; and Windows 10 for IoT Enterprise is essentially the full-blown Windows 10 Enterprise operating system. Because Windows 10 for IoT is so new, it lags behind many others in terms of user base and experienced developers.

ARM. ARM is developing its own open source embedded operating system, called mbed OS. Since it is being developed by ARM, that is the only supported architecture. That said, mbed OS is expected to make a splash in the smart-home and wearable-device IoT segments. Mbed OS differs from many other embedded operating systems because it is single-threaded, rather than multi-threaded. ARM says it feels this is necessary for it to be able to run on the smallest and lowest-power devices out there. If physical size and battery life are critical, mbed OS can be a choice.

Apple iOS. While Apple has yet to play a significant role in today’s IoT market, it is expected to do so soon. Up to this point, Apple has adopted variants of its iOS platform and created IoT devices such as Apple TV, CarPlay and the Apple Watch. Moving forward, Apple is expected to continue its use of iOS and to modify OS X so that it runs leaner and more efficiently on IoT endpoints.

The table below shows historical and current market shares of mobile operating systems for smartphone based on unit shipments. Android dominates the market shares, followed by Apple iOS. While the IoT OS ecosystem is fragmented, we anticipate that Android and Android-based IoT OS will follow the trend of smartphones to dominate the IoT OS.

Android Platform and Software Market

Market Development. Prior to the introduction of Android, the market for mobile chipset and mobile device software was primarily served by the in-house research and development teams of mobile chipset manufacturers and mobile device OEMs, who developed and configured proprietary software, such as the BlackBerry and Windows Mobile operating systems, for each mobile device. However, Android’s open source nature has enabled participants in the Android ecosystem to exert greater influence over the design of mobile devices and related software and features, as well as mobile services. This has led to a rapid proliferation and upgrading of products, and introduced a greater degree of complexity for participants in the Android ecosystem because Android requires configuration and customization of both Android platform software and other essential software in order to become commercially viable. For example:

•         mobile chipset manufacturers need to develop chipsets with the latest commercial grade Android software that supports specific radio networks, enhances compute and connectivity performance, optimizes power management and supports network specific features;

•         connected devices OEMs may need to manufacture devices that contain the latest commercial grade Android software that supports mobile device‑ and network‑specific features, enhances Android compute and connectivity performance, enhances the user interface and incorporates operator software packages; and

•         mobile operators may need to provide services to their customers, such as subscriber data synchronization, file backup and restore, software upgrades, mobile markets, content push and others.

The key drivers for growth in the Android platform and software market include:

•         continued widespread acceptance and deployment of the Android platform;

•         continued rollout of high speed mobile networks, which are expected to promote growth in the smartphone market and contribute to the growth of mobile operating system platforms;

•         continued growth in smartphone shipments;

•         introduction of new and targeted mobile services;

•         increasing variety and availability of mobile chipsets and mobile devices; and

•         mobile operators seeking to create unique and differentiated services for their subscribers.

Market Segmentation. Segmentation in the connected device market includes connected chipset manufacturers, connected device and mobile operators.

Connected Chipset Manufacturers. The connected chipset industry has undergone consolidation in the past several years. Currently, Intel, MediaTek, Spreadtrum and Qualcomm are the four leading mobile chipset vendors. Intel and Qualcomm are known for their innovation and capability. MediaTek and Spreadtrum are known for being low cost. These companies have acquired a number of their competitors. Qualcomm has announced the acquisition of NXP in October 2016. NXP said it was the fifth-largest non-memory semiconductor supplier in 2016, and the leading semiconductor supplier for the secure identification, automotive and digital networking industries. The market for connected chipsets is expected to experience significant growth in conjunction with the increasing popularity of connected devices.

Connected Device. Traditional connected devices, such as smartphones and tablets, are expected to continue to grow. Ericsson forecasted that the worldwide mobile subscriptions would increase from 3.2 billion in 2015 to 6.3 billion in 2016. The growth was due to the fact that many consumers in developing markets first experience the internet on a smartphone, usually due to limited access to fixed broadband. The growth will primarily come from markets such as India, Middle East and Africa.

With the popularity of IoT devices, connected devices are expected to post another wave of significant growth. Ericsson forecasted that around 29 billion connected devices by 2022, of which around 18 billion will be IoT devices. Cisco estimated that the number of connected devices per person, which was 1.84 devices per person in 2010, will grow to 6.58 devices per person by 2020. The table below shows the historical and projected growth of IoT devices.

Mobile Operators. For the past two decades, mobile operators have experienced a significant growth in subscribers due to the popularity of mobile phones. With the launch of 3G and 4G services, the growth of data traffic has increased significantly as the cost per bit declined. Ericsson’s report states the monthly traffic per smartphone grew from 1GB/month in 2014 to 1.4GB/month in 2015, and forecasted a CAGR of 35% over the period 2015-2021. Cellular networks have also evolved to support the growth of data traffic and IoT traffic. The state-of-the-art 4G network can support more than 1Gbps downlink traffic and 500Mbps uplink traffic. By 5G, the network architecture can support up to 10Gbps and 100 times more number of connected devices. Ericsson estimated that 70% of wide-area IoT devices will use cellular technology in 2022. In 2018, the number of IoT devices is expected to exceed the number of mobile phones.

MVNO. A mobile virtual network operator (MVNO) is a wireless communications services provider that does not own the wireless network infrastructure over which it provides services to its customers. An MVNO enters into a business agreement with a mobile network operator to obtain bulk access to network services at wholesale rates, then sets retail prices independently. An MVNO may use its own customer service, billing support systems, marketing, and sales personnel, or may employ the services of a mobile virtual network enabler. GSMA Intelligence estimated that between June 2010 and June 2015, the number of MVNOs worldwide increased by 70%, to 1,017 in June 2015. The report noted that the 10 countries with the largest number of MVNOs in June 2015, were Germany with 129 MVNOs, the U.S. with 108, the UK 76, the Netherlands 56, France 49, Australia 43, Denmark 43, Spain 35, Poland 27, and Belgium with 26. In Europe, about 30% to 40% of the mobile users are MVNO subscribers. In the U.S., it is about 10%- to 15%. China launched MVNO in late 2014. Statista estimated that there were 30 million MVNO subscribers in China in 2015 and will grow to 90 million by 2020.

Necessity for Third Party Providers. Although the in-house research and development teams of mobile chipset manufacturers and connected device OEMs have dominated the Android platform and software market, participants in the Android ecosystem are increasingly turning to third party solutions providers to address their needs. Several factors have contributed to this shift, including the increasing need of mobile chipset manufacturers and mobile device OEMs to deal with a wider range of specific software requirements and limited capabilities of in-house research and development teams with respect to product development and implementation. Third party providers often (i) have the domain expertise and resources to develop enhanced Android platform software and service solutions that address the specific performance, feature and functionality requirements of various mobile chipset manufacturers, mobile device OEMs and mobile operators, (ii) generate deep expertise from developing and customizing software products for multiple customers and (iii) are able to keep pace with the near-constant introduction of new mobile chipsets, mobile devices, OS and apps. Therefore, third party providers are expected to continue to play a key role in providing comprehensive software and service solutions for participants in the Android ecosystem.

Borqs Solution Offering — End to End Business Model

The Borqs Connected Solutions BU can help customers to design, develop and “realize” the commercialization of their connected devices. The MVNO BU can help customers to deploy their devices in China with 2G/3G/4G cellular connectivity with flexible voice/data plan.

Ideation & Design — Based on customer requirements on the type of connected device the customer want to have, Borqs can help customer to design the product ID and user interface. We have the design engineering to provide 2D/3D rendering. Borqs can provide physical mockup with different color, material and finishes, so the customer can hold and “feel” the mockup before finalizing the product ID.

Software IP Development — IoT devices are often highly customized and require special software to display the data (e.g. circular watch display and user interface), to reduce the power consumption (e.g., a small battery in a wearable device), to perform specific functions (e.g., push-to-talk) and to connect to the network (e.g., 3G/4G connection). Borqs has developed a large number of software libraries that can be reused for various connected devices.

Product “Realization” — Some customers have limited hardware design capabilities. Borqs has a strong hardware research and development team to help customers to design the hardware, including the PCBA design and mechanical design. Borqs can also provide turn-key services to help customer to handle the manufacturing logistics (including supply chain and EMS management) in order to manufacture the product. Borqs has the experiences and resources to manage the factory supply chain, quality control and other manufacturing logistics.

Deployment — A number of connected devices require cellular 2G/3G/4G connectivity to connect to the network to access the backend cloud services. If a customer intends to deploy their connected devices in China, the customer can acquire SIM cards with flexible voice/data plans from our MVNO to have the cellular connectivity.

Cloud Services and Support — The MVNO can help customers to provision and manage their subscribers database, handle the payment and re-charging and as well as provide data analytics of the subscribers for their usage traffic models.

Borqs’ Competitive Strengths

Borqs believes the following factors differentiate it from its competitors and contribute to its success:

Strategic relationships with leading chipset vendors.

Borqs works closely with the world’s two leading chipset vendors (Intel and Qualcomm) in their software development, including software for their latest state-of-the-art chipsets. Borqs develops connected device products and solutions based on these chipsets. Due to these strategic relationships, it is able to come up with a competitive product portfolio. Borqs leverages the large global sales teams of both Intel and Qualcomm.

Strong software capabilities across core parts of the Android platform value chain, driving a full suite of BorqsWare software and services platform solutions and a significant time to market advantage for customers.

Borqs was among the first to obtain the Android source code in early 2008, and have been focused on building Borqs’ innovative technology platform to serve customers across the core parts of the Android platform value chain. For example, Borqs believes it was the first company to develop commercial grade software to support video telephony for Android, which was not supported by open source Android. In addition, in connection with collaboration with China Mobile, Borqs developed the base chipset software for the first deployment of Android‑based mobile devices to support China Mobile’s TD-SCDMA network. Recently, Borqs partnered with Qualcomm and launched the world’s first 4G watch. Borqs has the Google GMS license that can be used for the Android phones and tablets for its customers.

Global customer base and extensive industry relationships.

Borqs had more than 50 customers as of December 31, 2016, including some of the world’s leading companies in the mobile industry. Its diversified customer base includes mobile chipset manufacturers, mobile device OEMs and mobile operators. Borqs has collaborated with more than six mobile chipset manufacturers (Intel, Qualcomm, Marvell, etc.) and 29 connected device OEMs (LGE, Micromax, Acer, Motorola, Vizio, etc.) to commercially launch Android‑based devices in 11 countries, and more than 10 million mobile devices sold worldwide have BorqsWare software platform solutions embedded. Borqs products have been deployed by more than 10 service providers (AT&T, China Mobile, Claro, Orange, Reliance Jio, Sprint, Verizon, etc.) on four continents.

MVNO subscribers and sales channel.

According to the MVNO Cooperative Office of the Regulatory Affairs Department of China Unicom (the incumbent mobile operator), Borqs had 4.56 million registered subscribers as of December 31, 2016, making it the second largest MVNO in China. Borqs’ MVNO BU provides a positive cash flow. Borqs believes that a key success factor of IoT business is to bundle IoT devices with a SIM card for voice/data communications. It plans to launch connected devices together with SIM cards (and voice/data plans) in 2017, converting one-time device sales revenues into recurring monthly voice/data revenues.

Significant resources dedicated to research and development.

Borqs dedicated significant financial and human resources to research and development needed to build a full suite of connected device software and service platform solutions to address customers’ evolving needs across the core parts of the Android platform value chain. Research and development expenses represented 57.7% and 37.2% of operating expenses in 2014 and 2015. The decrease in research and development expenses as a percentage of operating expenses was due to the capitalization of $3.3 million in project-based software development costs in the year 2015. In 2016, research and development expenses represented 30.1% of operating expenses, while $4.9 million of project-based software development costs were capitalized.

Borqs has been granted 128 patents in China and four patents in the United States, and it has 20 pending patent applications in China and six pending patent applications in the United States. Borqs also has 68 software copyrights and 45 trademarks registered and 10 pending trademarks in China. In addition, Borqs has registered its domain name with various domain name registration services as of December 31, 2016.

Borqs believes that it has one of the most experienced research and development teams in the Android platform software ecosystem. As of December 31, 2016, Borqs had 565 full-time employees and contractors, of which 71 were technical professionals dedicated to platform research and development and project‑specific customization. Of these, 60% have more than five years of experience in software or hardware engineering and development and 100% hold a bachelor’s degree or higher. The Borqs research and development team members have diverse backgrounds and experience gained through employment with leading mobile chipset designers and manufacturers, mobile device OEMs, Internet content providers and other software and hardware enterprises.

Strong and experienced management team.

Borqs is led by a strong management team with rich operational experience and strong execution capabilities. Several senior executives have technical and engineering backgrounds and extensive experience as senior managers of leading mobile technology companies. Borqs’ Chairman of the Board and Chief Executive Officer, Pat Chan, is the former senior vice president and general manager of UTStarcom, a telecommunications and telecommunications equipment company listed on NASDAQ, where he was responsible for the infrastructure business, including mobile networks, broadband and IPTV. Mr. Chan is an established entrepreneur and has received many awards, including the “High-Caliber Talent from Overseas Award” from the PRC government, and “2012 Beijing Entrepreneur of the Year” in 2012 from Silicon Dragon.

The Connected Solutions BU is headed by Hareesh Ramanna and Simon Sun. Mr. Ramanna has over 20 years of experience in mobile industry. Prior to joining us, he served as senior director and head of mobile devices software in Global Software Group, Motorola India Electronic. Mr. Simon Sun was the CEO of Nollec, a phone design house in China. The MVNO BU is headed by Gene Wuu. Previously Mr. Wuu was the SVP and GM of UTStarcom and has also worked as an executive in Telcordia Technologies (formerly Bellcore). The international business team is headed by George Thangadurai. Mr. Thangadurai worked for Intel for more than two decades in various technical and senior management roles including GM of Strategy & Product Planning for the Mobile PC business and GM of the Client Services business. The Borqs Chief Financial Officer has over 30 years of experience in US-China cross border investments and business operations, and has been instrumentally involved with M&A, spin-off, IPO and capital market transactions totaling over US$200 million. Borqs corporate affairs and China sales is headed by Bob Li, who has over 20 years research and development and management experience in the wireless communications, semiconductor and mobile Internet industries.

Borqs’ Growth Strategies

The strategic goal for Borqs is to lead and expand the market for smart connected devices, and grow Borqs’ MVNO market share in China. Borqs plans to achieve its goal through the following key strategies:

Maintain and grow market share and maintain technology leadership.

Borqs intends to leverage its core technology to maintain its position as a leading independent provider of commercial grade Android platform software for mobile chipset manufacturers, mobile device OEMs and mobile operators, and further grow market share by expanding its BorqsWare software and service platform solutions. Borqs also intends to hire additional experienced engineers in China and India and further invest in research and development efforts to strengthen its core technology expertise and capabilities to maintain technology leadership. With respect to the BorqsWare Client software platform solutions, Borqs intends to leverage its core technology and strength in research and development to maintain its technology leadership position in the industry. With respect to BorqsWare Server software platform, Borqs believes that mobile operators and MVNO intend to capture additional revenue from their networks by providing various services to their customers rather than just providing bandwidth. Borqs intends to continue to develop and promote its BorqsWare Server platform solutions, which include end-to-end Android platform software for both mobile devices and servers and services to operate, manage, maintain and promote end-to-end services for customers. In addition, Borqs intends to focus additional research and development resources in areas including enhancing Android platform security, virtualization, such as running multiple operating systems on the same hardware, and end-to-end Android platform software and service solutions for adaptation to mobile operator legacy systems.

Deepen relationships with existing customers.

Borqs believes that its relationships with existing customers are strong and intends to strengthen those relationships to create more opportunities for its business. Through collaborations with customers from the early stages of a product launch, Borqs believes that it can gain unique insight into its customers’ long-term goals. Borqs further believes that its customers are looking for more integrated Android platform solutions across the Android platform value chain. With respect to BorqsWare Client software platform solutions, Borqs works closely with various mobile chipset manufacturers to develop the corresponding software platform solutions for their new chipsets. When the chipsets are ready for commercial launch, Borqs also works with connected device OEMs and mobile operators to develop operator service packages and network specific features for these chipsets based on the BorqsWare Client software platform solutions. With respect to the BorqsWare Server platform solutions, for example, Borqs plans to launch its wearable watch server solution in 2017.

Expand MVNO market share in China.

Borqs is one of the top MVNO businesses in China, as measured in terms of registered subscribers. It intends to expand market share organically or by acquiring smaller MVNOs. Borqs intends to bundle its connected products with its SIM cards (with voice/data plans) and focus the bundling in the IoT devices.

Selectively pursue acquisitions, strategic alliances, joint ventures and partnerships.

Borqs intends to selectively pursue acquisition opportunities, strategic alliances, joint ventures and partnerships to complement its core technology, further its geographic expansion and otherwise enhance shareholder value. Given the fragmentation in the industry, in which Borqs operates, it is actively looking for attractive acquisition, strategic alliance, joint venture and partnership opportunities to grow its business.

Borqs Business Units

Borqs has two business units (BUs), the Connected Solutions BU and the MVNO BU. The Connected Solutions BU develops wireless smart connected devices and cloud solutions. The MVNO BU operates a mobile virtual network in China that provides a full range of 2G/3G/4G mobile communication services at the consumer level and some traditional commercial telephony services.

The following table presents the sales and profitability of the two Borqs business units:

SALES AND PROFITABILITY OF BUSINESS UNITS
(Dollars in thousands)

	For the year ended December 31,
	2014		2015		2016
	$	%	$	%	$	%
	($ in thousands)
Net Revenues:
Connected solutions	45,280	95%	55,115	73%	85,448	71%
MVNO and others	2,208	5%	19,957	27%	35,138	29%
Total net revenues	47,488		75,072		120,586

Cost of Revenues:
Connected solutions	33,269	93%	38,761	67%	63,799	68%
MVNO and others	2,378	7%	19,205	33%	30,493	32%
Total cost of revenues	35,647		57,966		94,292

Gross Margin:
Connected solutions	27%		30%		25%
MVNO and others	-8%		4%		13%
Combined gross margin of the Group	25%		23%		22%

The Connected Solutions BU designs chipsets and related software for mobile connected devices. Borqs outsources manufacturing of connected devices to third-party factories, buying key components for devices and consigning them to the factories to manufacture and assemble. Borqs sells the final connected device products to its customers, which are responsible for marketing and retail distribution.

The MVNO BU serves all the domestic China market. Operating under the brand name Yuantel, it leverages the network coverage China Unicom, which is China’s incumbent mobile operator. Subscribers purchase prepaid services, and are charged by the amount of data consumed, minutes of voice calls made, number of text messages sent, and other value-added services (such as caller ID display) used. As needed, subscribers may refresh the mobile phone SIM card, on a pay-as-you-go basis. Each month, Borqs pays China Unicom for the total amount of traffic (MB of data, minutes of voice call made, etc.) actually consumed by subscribers.

Borqs uses MVNO franchisees and agents as distribution channels. Those franchisees sell Borqs prepaid services to their subscribers, on SIM cards. Borqs compensates franchisees under a profit-sharing arrangement that is based on gross margin on franchisee sales of Borqs services to subscribers. Agents sell Borqs services on behalf of Borqs and pay Borqs a discount price for those services. To date, Borqs has not recorded Connected Solutions revenue from sales of mobile devices to MVNO subscribers, but such sales may commence in 2017.

Customers

Borqs’ primary customers are mobile chipset manufacturers, mobile device OEMs and mobile operators. The following table sets forth the top ten customers by net revenue contribution for 2015 and 2016, in absolute amount and as a percentage of net revenues.

Top 10 Customers	Year ended December 31, 2015
	$ in thousands	% of revenues
Chipset manufacturer
Customer A	$7,473	10.0%
Customer B	$6,259	8.3%

Mobile operator
Customer C	$1,003	1.3%

Mobile device OEM
Customer D	$19,302	25.7%
Customer E	$4,265	5.7%
Customer F	$3,868	5.2%
Customer G	$3,235	4.3%
Customer H	$2,400	3.2%
Customer I	$1,170	1.6%
Customer J	$894	1.2%

Top 10 Customers	Year ended December 31, 2016
	$ in thousands	% of revenues
Chipset manufacturer
Customer A	$4,250	3.5%
Customer B	$1,101	0.9%

Mobile device OEM
Customer P	$19,985	16.6%
Customer D	$17,623	14.6%
Customer K	$11,068	9.2%
Customer L	$9,196	7.6%
Customer F	$4,465	3.7%
Customer M	$4,249	3.5%
Customer O	$2,605	2.2%
Customer N	$2,489	2.1%

In 2015, Borqs generated 61.7% of its net revenues from customers whose headquarters are located outside of China and 38.3% of net revenues from customers whose headquarters are located within China. In 2016, Borqs generated 65.7% of net revenues from customers whose headquarters are located outside of China and 34.3% of net revenues from customers whose headquarters are located within China. These figures do not take into account the geographic location of end-users of customers’ products that Borqs sells to its customers.

As of the date of this proxy statement, Borqs has collaborated with six mobile chipset manufacturers and 29 mobile device OEMs to commercially launch Android‑based mobile devices in 11 countries, and sales of mobile devices with BorqsWare software platform embedded have exceeded 10 million units worldwide.

•         Case Study. A prominent mobile chipset manufacturer customer decided to enter the wearable market with its newly designed chipset. Borqs collaborated with this customer to develop the latest Android software to support its chipset. Borqs integrated the BorqsWare software platform into the newly designed chipset that provides enhanced features and user experiences, improved chipset performance and stability, optimized power management and included the mobile operator’s required operator software package. In the summer of 2016, Borqs announced the launch of one of the world’s first 4G watches for a customer.

•         Case Study. A major TV manufacturer in United States selected Borqs to develop its TV Wifi tablet remote. This connected device has been sold in the United States since 2016. The tablet remote uses Qualcomm chipsets with BorqsWare software platform.

•         Case Study. This Borqs customer supplies restaurant ordering tablets to Applebee’s restaurants in the United States. These Android-based ordering tablets use BorqsWare software running on and Intel and Qualcomm chipsets.

•         Case Study. A major mobile operator in India launched the world first 4G LTE FDD/TDD carrier aggregation Android phone in 2016. Borqs provided this phone, which uses BorqsWare and Qualcomm chipsets.

Research and Development

Borqs has dedicated significant resources to research and development, with research and development centers in Beijing, China and Bangalore, India. Of the 565 full-time employees and contractors as of December 31, 2016, 71% were technical professionals dedicated to platform research and development and project‑specific customization. Of those research and development staff, 60% had more than five years of experience in software engineering and development and 100% of them hold a bachelor’s degree or higher. Borqs technical professionals have diverse backgrounds and experience gained through employment with leading mobile chipset designers and manufacturers, mobile device OEMs, Internet content providers and other software and hardware enterprises. Borqs research and development staff members have in-depth knowledge of the Android platform, real-time operating systems and high speed mobile network and internet IP protocols, as well as telecommunications technology and services. Borqs research and development expenses represented 57.7% and 37.2% of operating expenses in 2014 and 2015. The decrease in research and development expenses as a percentage of operating expenses was due to the capitalization of $3.3 million in project-based software development costs in the year 2015. For 2016, research and development expenses represented 30.1% of operating expenses and $4.9 million of project-based software development costs were capitalized.

Borqs research and development centers work together to develop core proprietary software, and each center focuses on project specific implementation related to specific hardware platforms and customer specifications. Borqs technical professionals are divided into two core groups, one focused on Borqs Android+ software platform solutions, and focused on Borqs Android+ service platform solutions. Each group is further divided into sub-groups for platform development, system engineering and architecture, low-level software development, high-level application development, program management, system testing and verification and software configuration management.

Borqs current research and development efforts are focused on developing the BorqsWare software and service platform solutions to improve and enhance the following aspects of the Android platform:

•         stability and reliability;

•         performance and power management;

•         Android platform integration with various kinds of chipsets;

•         usability, input mechanism and display mechanism;

•         security and anti-hacking of applications;

•         in-country localization;

•         automated cross applications software testing;

•         4G radio network specific functionality, such as FDD-LTE and TD-LTE; and

•         mobile operator end-to-end services; and integration of mobile Internet services with traditional telecommunication services, such as integration of instant messaging with short messaging.

A typical research and development project is staffed with members of the sales team, a research and development team comprised of a project manager, a platform development team, a customer development team and a system testing team, as well as finance personnel. At the beginning of a project, a member of the sales team will work with a project manager to simultaneously track research and development and commercial milestones. The project manager is responsible for ensuring the research and development milestones are achieved in a timely manner, including system testing, and a member of the sales team is responsible for tracking sales milestones. Finance personnel review each invoice and determine the appropriate accounting treatment under U.S. GAAP. A typical research and development project takes between six to nine months to complete. In general, a significant portion of each research and development project consists of existing Android platform software and service solutions, while incorporating necessary customizations for a particular customer.

Technology and Intellectual Property

Borqs regards patents, copyrights, trademarks, software registrations, trade secrets and similar intellectual property as critical to its success. Borqs relies on a combination of trademark, copyright, patent, software registration and trade secret laws, and enters into confidentiality agreements with employees and relevant third parties to protect Borqs intellectual property rights. All employees enter into agreements requiring them to keep confidential all proprietary and other information relating to customers, methods, technologies, business practices and trade secrets. These agreements also stipulate that all software, inventions, trade secrets, works of authorship, developments and other processes; whether patentable or copyrightable; made by them during their employment are Borqs’ properties. Despite these precautions, it may be possible for third parties to obtain and use Borqs intellectual property without Borqs authorization. Furthermore, the validity, enforceability and scope of protection of intellectual property rights in the Internet and telecommunications‑related industries are uncertain and still evolving. Infringement and misappropriation of Borqs intellectual property could materially harm its business.

Borqs has been granted 128 patents in China and four patents in the United States, and as of December 31, 2016, Borqs had 20 pending patent applications in China and six pending patent applications in the United States. Borqs also had 68 software copyrights and 45 trademarks registered and 10 pending trademarks in China. In addition, Borqs had registered domain names with various domain name registration services as of December 31, 2016. Among key intellectual property rights are patents related to:

•         mobile devices user interface and operation, such as a new method to perform multi‑touch input, voice‑based input and gesture‑based input;

•         mobile application software algorithm, such as a new method to store XML data; and

•         new network technology for mobile devices, such as a new method to conduct time-shift mobile TV broadcasting.

As of the date of this proxy statement, Borqs believes that certain intellectual property may be subject to certain intellectual property arrangements and joint patent ownership agreement Borqs entered into with China Mobile and China Mobile Research Institute. Borqs’ rights of and related to historical revenues generated from such intellectual property may be subject to objections or claims raised by China Mobile or China Mobile Research Institute. See “Risk Factors — Risks Related to Borqs Business and Industry — Borqs could face claims from China Mobile and its affiliates related to certain intellectual property rights. If Borqs fails to defend against such claims, Borqs may lose certain intellectual property rights and may be subject to monetary damages.”

Sales and Marketing

Borqs uses a variety of marketing activities to increase market awareness of its connected devices offering and BorqsWare software platform and educate the target audience of potential customers, such as participating in industry expositions and conferences, including the Uplinq Conference and the China Beijing International High-Tech Expo, as well as general advertising, press releases and co-marketing with customers. Historically, Borqs has primarily engaged in direct marketing with mobile chipset manufacturer, mobile device OEM and mobile operator customers who, in turn, have introduced us to their customers. Borqs also engages third‑party sales agents for marketing with certain Japanese customers.

The Borqs sales team is divided into two teams, the first of which is responsible for sales of Borqs connected devices and BorqsWare software platform, and the second of which is responsible for sales of the MVNO in China. Each team has a group sales incentive plan, which is designed to incentivize the entire sales team, and an individual sales incentive plan, which is designed to incentivize individual performance. Borqs realigns its sales incentive plans to focus on originating new business opportunities and accounts, rather than repeat sales with existing customers.

For the connected devices and BorqsWare software platform, the typical sales cycle involves management engaging in discussions with potential strategic partners or Borqs sales team demonstrating products to potential customers. For each potential sales opportunity, the sales team will collaborate with Borqs research and development personnel to estimate the feasibility of the project in light of the timing constraints and the potential margin. Management will review this estimate together with resource availability and the overall strategic value of the project to Borqs before authorizing the sales team to proceed with negotiating further terms and conditions. After further negotiation, the sales team will review the key terms and conditions with management, who will make a final determination whether to proceed with the project. Once a project has been approved and is underway, the Borqs sales team will work with Borqs research and development personnel to monitor the status of the project as described more fully under “— Research and Development.”

For the MVNO business, Borqs relies on partners, franchisees and distributors to do the sales. Borqs’ product management team prepares different voice/data plans based on the potential margins and subscriber traffic profiles. Borqs partners will take these plans together with the SIM cards and sell to the end subscribers.

Industry Recognition

Borqs has been recognized for achievements in the Android platform industry with the following awards:

•         One of the “50 Most Promising IoT Solutions Providers 2016” by CIO Review Magazine;

•         Company of the Year for Innovation & Leadership in Mobile Technology for Asia Pacific by International Alternative Investment Review for 2014, 2015 and 2016;

•         Deloitte Asia Pacific Technology Fast 500 in 2011, 2012 and 2013; and

•         Awarded the AlwaysOn Global 250 Top Private Companies in 2012.

Competition

Borqs believes that the marketplace for connected devices and cloud service solutions is highly fragmented, but that few are capable of providing an end-to-end solution with software, hardware, product realization and bundling with a SIM card with voice/data plan (via a MVNO or mobile operator). As of the date of this proxy statement, Borqs is aware of only one such company, Foxconn which has these capabilities and own both mobile networks and MVNO. Borqs believes that it competes principally on the basis of various factors, including, among others, reliability and efficiency, performance, experience and track‑record, product features and functionality, development complexity and time-to-market, price, support for multiple architectures and processors, interoperability with other systems, support for emerging industry and customer standards and protocols and levels of training, technical services and customer support.

Borqs believes that it competes favorably with respect to each of these factors. However, the market for connected devices and cloud service solutions is still rapidly evolving, and Borqs may not be able to compete successfully against current and potential competitors in the future. Borqs expects competition to intensify as more competitors enter the market, and as existing competitors attempt to diversify and expand their software and service solutions offerings across the Android platform. The primary competitors for Borqs include traditional hardware-centric OEMs and software development companies:

•         The traditional OEMs, such as Foxconn and Compal, are strong in hardware design and own factories, but they are very weak in software development as well as not familiar with operator and mobile chipset requirement;

•         The large software development companies, such as Neusoft and Wipro, have sizable software teams and global coverage, but they are very weak in hardware design and manufacturing expertise;

•         Some of the companies may have significantly greater financial, technical, marketing, sales and other resources and significantly greater name recognition than Borqs has.

As of the filing of this proxy statement, there are 42 MVNO licenses in China. According to the MVNO Cooperative Office of the Regulatory Affairs Department of China Unicom (the incumbent mobile operator), Borqs had 4.56 million registered subscribers as of December 31, 2016, making it the second largest MVNO in China. Major competitors include Snail Mobile, d.Mobile and Soshare, Borqs estimates that these four MVNOs (including Borqs) have more than a 50% market share of all the MVNO subscribers in China. Borqs believes that it competes favorably because of strong research and development capabilities; including Borqs ability to develop IoT-based connected devices and cloud service solutions. Borqs is not aware of any of its MVNO competitors that have research and development capabilities comparable to its own.

Some of the companies that operate in the software and services solutions market may have significantly greater financial, technical, marketing, sales and other resources and significantly greater name recognition than Borqs.

Employees

Borqs had 565 full-time employees and contractors as of December 31, 2016.

The following sets forth the number of Borqs full-time employees and contractors by geographic location and function as of December 31, 2016:

Function	China	India	Others	Total Number of Personnel
General and Administrative	28	9	—	37
Sales and Marketing	122	—	3	125
Research and Development	183	220	—	403
Total	333	229	3	565

Borqs pays most of employees a base salary and performance‑based bonuses, including annual incentive bonuses and project‑based bonuses. It also pays commissions to sales personnel. All full-time employees are eligible to participate in employee stock option program, which is designed to provide long-term incentives to employees.

Borqs is required under PRC laws and regulations to participate in a government-mandated, defined benefit plan for Borqs’ full time employees, pursuant to which Borqs provides social welfare benefits, such as pension, medical care, unemployment insurance, work-related injury insurance, maternity insurance and employee housing fund. Borqs employees are not covered by any collective bargaining agreement. Borqs believes it has good relations with employees.

Borqs uses a variety of methods to recruit technical professionals to ensure that it has sufficient research and development and other expertise on an ongoing basis, including the company website, an external online recruiting website, targeted technical forums, such as bbs.tsinghua.edu.cn and www.shoudurc.com, campus recruitment at leading technical universities and institutions, such as Beijing University of Posts and Telecommunications and Beijing University of Aeronautics & Astronautics, job fairs and internal referrals from current employees. Borqs is also working with leading technical universities and institutions to implement an internship program.

Borqs offers certain training programs to Borqs’ employees covering professional training such as training related to customer service and product management and technical training such as training related to telephony and project management. Borqs also holds periodic workshops to enhance the leadership skills of management personnel.

Facilities

Borqs’ principal executive offices are located in Beijing, China, where Borqs leases approximately 3,600 square meters of office space. Borqs also occupies leased facilities for other offices and research and development facilities in India. The following table sets forth the location, approximate size and primary use of leased facilities as of December 31, 2016:

Location	Approximate Size of Office Space (m2)	Primary Use
Beijing, China	3,600	Principal executive office and research and development
Bangalore, India	1,580	Research and development
Total	5,180

Legal Proceedings

From time to time, Borqs may become subject to legal proceedings, investigations and claims incidental to the conduct of business. As of the date of this proxy statement, Borqs is not a party to any legal proceeding or investigation that, in the opinion of Borqs management, is likely to have a material adverse effect on its business, financial condition or results of operations.

Executive Officers

Set forth below is certain information regarding the current executive officers of Borqs:

Name	Age	Position
Pat Sek Yuen Chan	51	Founder, Chairman of the Board, Chief Executive Officer and President
Bob Li, Ph.D.	54	Founder, Executive Vice President Corporate Affairs and China Sales
Anthony K. Chan	62	Chief Financial Officer, Executive Vice President Corporate Finance
Simon Sun	50	Executive Vice President Co-General Manager of Product Business Unit
Hareesh Ramanna	55	Executive Vice President Co-General Manager of Product Business Unit
George Thangadurai	54	Executive Vice President President of International Business
Gene Wuu, Ph.D.	61	Executive Vice President General Manager of Cloud Business Unit

Pat Sek Yuen Chan is a founder of Borqs and Chairman of the Board, and has served as its Chief Executive Officer and President since December 2007. Mr. Chan has over 20 years of experience in the mobile network communications sector. He served as Senior Vice President and General Manager of the infrastructure business unit of UTStarcom Inc., a telecommunications equipment company, from 2000 to 2007. Prior to that, Mr. Chan was an engineering manager in Motorola responsible for the development of the GPRS switching. Mr. Chan is an established entrepreneur and has received many awards, including the “High-Caliber Talent from Overseas Award” from the PRC government, and “2012 Beijing Entrepreneur of the Year” in 2012 from Silicon Dragon. Mr. Chan received his bachelor’s degree in computer science from the University of Toronto and his master’s degree in computer science from the University of British Columbia.

Bob Li, Ph.D. is a founder of Borqs and has served as its Executive Vice President, Corporate Affairs and China Sales since the founding of the company in 2007. Dr. Li has over 20 years of experience in research and development and management in the mobile communications, semiconductor and mobile internet industries. He was the Co-founder and served as Executive Vice President and Chief Technology Officer of Cellon International, a handset design company, from Oct 1999 to June 2007. Dr. Li received his bachelor’s degree from National University of Defense Technology, his master’s degree from University of Electronic Science and Technology of China, both in electrical engineering, and his Ph.D. in electrical and computer engineering from MacMaster University.

Anthony K. Chan has served as Borqs’ Chief Financial Officer and Executive Vice President, Corporate Finance since April 2015. Mr. Chan has over 30 years of experience in U.S. and China cross border investments and business operations. From July 2013 until March 2015, Mr. Chan served as the President of Asia Sourcing for Portables Unlimited in New York, a distributor of T-Mobile USA. From March 2009 until July 2013, he served as the Chief Financial Officer for Tianjin Tong Guang Digital Broadcasting Co. Ltd, a mobile communications products company. For the 20 years prior to that, he was involved in multiple investment and technology transfer projects between China, the U.S and Europe, in the areas of communication products, chemical fibers, textile machinery and medical equipment. Mr. Chan received a bachelor’s degree in biochemistry and an MBA degree from the University of California at Berkeley.

Simon Sun has served as Borqs’ Executive Vice President, Co-General Manager of its Connected Solutions Business Unit since November 2013. Mr. Sun has over 20 years of experience in research and development and product engineering in the mobile industry. He served as the Co-Founder and Chief Executive Officer of Nollec Wireless, Ltd., a mobile handset design house, from July 2007 to October 2013. He was the Vice President of engineering for CEC Wireless, another mobile handset design house in China from September 2006 to June 2007. Mr. Sun received his bachelor’s degree in Industrial Engineering from Tianjin University of China.

Hareesh Ramanna has served as Borqs’ Executive Vice President, Co-General Manager of Connected Solutions Business Unit, Managing Director of India Operations and Head of Software Development since July 2009. Mr. Ramanna has over 20 years of experience in the mobile industry. Prior to joining Borqs, he served as a Senior Director and Head of Mobile Devices Software in Global Software Group, Motorola India Electronic Limited from May 1992 to November 2008. Mr. Ramanna received his bachelor’s degree in Electronics and Communication from

National Institute of Engineering, Post-Graduation Certification from Indian Institute of Science and an advanced leadership Certification from McGill University in collaboration with Lancaster University of United Kingdom and Indian Institute of Management in Bangalore.

George Thangadurai has served as Borqs’ Executive Vice President, President of International Business since November 2014. Previously, Mr. Thangadurai worked for Intel for more than two decades in various senior technical and management roles including General Manager of Strategy & Product Management for the Mobile PC business and General Manager of Client Services business. He was part of the founding team that established the Center for Development for Telematics (C-DOT) in India. Mr. Thangadurai received his MSEE in Computer Engineering from the University of Rhode Island, USA, his B.E. degree in Electronics and Communication from Madurai University, India and has 7 issued patents and 3 research publications.

Gene Wuu has served as Borqs’ Vice President of Product Management and has served as Borqs’ Executive Vice President, General Manager of the Cloud Business Unit since the beginning of 2009. Prior to joining Borqs, he served as a Senior Vice President and General Manager of UTStarcom, a telecommunications equipment company, from 2003 to 2009. He had overseen the product and business development of UTStarcom core network during the growing period of the company. Before his tenure at UTSTarcom, Dr. Wuu had worked for Telcordia Technologies (formerly Bellcore, now Ericson) and the Bell system for 17 years focusing on Core network and OSS products Dr. Wuu received his bachelor’s degree in electronics engineering from the National Taiwan Institute of Technology and his Ph.D. in computer science from the State University of New York at Stony Brook.

BORQS EXECUTIVE AND DIRECTOR COMPENSATION

This section discusses the material components of the 2016 executive compensation program for the named executive officers of Borqs who are identified in the Summary Compensation Table below. This discussion may contain forward-looking statements that are based on Borqs’ current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that the combined company adopts following the completion of the proposed Business Combination may differ materially from the existing and currently planned programs summarized or referred to in this discussion.

Summary of Cash and Certain Other Compensation

Borqs has opted to comply with the executive compensation disclosure rules applicable to emerging growth companies, as Pacific is an emerging growth company. The scaled down disclosure rules are those applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act, which require compensation disclosure for Borqs’ principal executive officer and its two most highly compensated executive officers other than the principal executive officer whose total compensation for 2016 exceeded $100,000. Pat Sek Yuen Chan is principal executive officer of Borqs. During 2016, the two most highly compensated executive officers other than Mr. Chan whose total compensation exceeded $100,000 were Bob Li, Borqs’ Founder and EVP Corporate Affairs and China Sales, and Anthony K. Chan, Borqs’ Chief Financial Officer. Pat Chan, Bob Li, and Anthony Chan are referred to in this proxy statement as the Borqs’ named executive officers.

The following table provides information regarding the compensation awarded to, or earned by, the Borqs’ named executive officers for 2016.

Summary Compensation Table

Name and principal position	Fiscal year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)(3)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Pat Sek Yuen Chan, Chief Executive Officer	2016	303,143	—	—	—	—	—	—	303,143
Bob Xiao Bo Li, EVP Corporate Affairs & China Sales	2016	252,486	—	—	—	—	—	—	252,486
Anthony K. Chan, Chief Financial Officer	2016	150,000	—	—	—	—	—	—	150,000

2016 Outstanding Equity Awards at Year-End Table

The following table provides information regarding each unexercised stock option held by Borqs’ named executive officers as of December 31, 2016.

Name	Grant Date	Vesting Start Date(1)	Number of Securities Underlying Unexercised Options Vested (#)	Number of Securities Underlying Unexercised Options Unvested (#)	Option Exercise Price ($)(2)	Option Expiration Date
Pat Sek Yuen Chan	10/24/2009	10/24/2009	500,000	—	$0.210	12/3/2019
	7/23/2011	7/23/2011	318,200	—	$0.275	7/23/2021
	5/26/2012	5/26/2012	18,200	—	$0.275	5/26/2022
	4/27/2013	4/27/2013	34,000	2,834	$0.459	4/27/2023
	5/30/2015	5/30/2015	21,000	12,688	$0.459	5/30/2025
Bob Xiao Bo Li	10/24/2009	10/24/2009	300,000	—	$0.210	12/3/2019
	7/23/2011	7/23/2011	320,100	—	$0.275	7/23/2021
	5/26/2012	5/26/2012	7,150	—	$0.275	5/26/2022
	4/27/2013	4/27/2013	19,250	1,605	$0.459	4/27/2023
	8/16/2014	5/24/2014	8,250	2,922	$0.459	8/16/2024
	5/30/2015	5/30/2015	8,250	4,985	$0.459	5/30/2025

____________

(1)      Except as otherwise described in these footnotes, 25% of the options vest on the first anniversary of the vesting start date and 1/48 of the options shall vest each month thereafter over the next three years.

(2)      Exercise price represents the exercise price of the options granted, as determined by the Borqs’ board of directors, on the grant date. See the accompanying notes to the audited financial statements — critical accounting policies and estimates, and stock-based compensation, for a discussion of the valuation of Borqs’ options and common stock.

(3)      The current equity incentive plan of Borqs stipulates that stock options are not exercisable until the company becomes a public company.

Employment Agreements and Other Arrangements with Named Executive Officers

Borqs and Pat Chan entered into an arrangement in July 2013 that provides that Mr. Chan will serve as President and Chief Executive Officer at a base salary of $303,143, subject to review and adjustment by Borqs. Borqs’ arrangement with Mr. Chan initially had a fixed term until October 2015 and has now been renewed for an indefinite term unless either party provides one month prior written notice of termination or unless both parties mutually decide to terminate such arrangement. In addition, the arrangement between the parties provides for termination upon the occurrence of certain stipulated events, and in some situations, Borqs will pay Mr. Chan an appropriate subsidy and compensation pursuant to the terms of the arrangement and in accordance with the provisions of relevant Chinese laws and regulations. Mr. Chan’s arrangement with Borqs further provides that Mr. Chan will not hold any appointment for any other entity that has a competitive relationship with Borqs during the arrangement and for one year following the termination of such arrangement.

Borqs and Anthony Chan entered into an arrangement in April 2015 that provides that Mr. Chan will provide corporate finance services to Borqs and will receive monthly compensation in the amount of $12,500 per month, subject to periodic review and adjustment by Borqs. Borqs’ arrangement with Mr. Chan initially had a nine month term and is now renewable by the parties mutually agreement unless either party provides one month prior written notice of termination. In addition, the arrangement provided that Mr. Chan would be eligible to receive ordinary shares of Borqs upon the completion of certain transactions. In February 2017, Mr. Chan was granted 150,000 ordinary shares at the cost of $0.1375 per share and options to purchase 2,000,000 ordinary shares at an exercise price of $0.678 per share. If Borqs terminates its arrangement with Mr. Chan, Borqs will pay Mr. Chan all amounts accrued for services performed until the date of termination.

Borqs and Bob Li entered into an arrangement in July 2013 that provides that Mr. Li will serve as Senior Vice President for Commercial Affairs at a base salary of $252,486, subject to review and adjustment by Borqs. Borqs’ arrangement with Mr. Li initially had a fixed term until June 2015 and has now been renewed for an indefinite term unless either party provides one month prior written notice of termination or unless both parties mutually decide to terminate such arrangement. In addition, the arrangement between the parties provides for termination upon the occurrence of certain stipulated events, and in some situations, Borqs will pay Mr. Li an appropriate subsidy and compensation pursuant to the terms of the arrangement and in accordance with the provisions of relevant Chinese laws and regulations.

2017 Equity Incentive Plan

For information regarding a proposed plan governing post-closing equity compensation for employees, officers, consultants and directors, see “Incentive Plan Proposal.”

2016 Director Compensation

During 2016, Borqs paid directors’ fees to Joseph Wong, and no other director received fees for service as a board member during 2016. Borqs reimburses all of its directors for their reasonable expenses (if any) incurred in attending meetings of the board of directors and committees of the board of directors. The following table sets forth the compensation paid to each person who served as a member of the Borqs board of directors in 2016. Pat Chan, Borqs’ President and Chief Executive Officer, did not receive any additional compensation for his service as a director in 2016. See the Summary Compensation Table and related disclosures for information concerning the compensation paid to Mr. Chan.

2016 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards(3) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Joseph Wai Leung Wong	$48,000	—	—	—	—	—	$48,000

BORQS’ MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

You should read the following discussion of Borqs’ financial condition and results of operations in conjunction with its consolidated financial statements and the related notes included elsewhere in this proxy statement. The discussion in this proxy statement contains forward‑looking statements that involve risks and uncertainties, such as statements of Borqs’ plans, objectives, expectations and intentions. The cautionary statements made in this proxy statement should be read as applying to all related forward‑looking statements wherever they appear in this proxy statement. Borqs’ actual results could differ materially from those discussed in these forward‑looking statements. Factors that could cause or contribute to these differences include those discussed below and elsewhere in this proxy statement, particularly in “Risk Factors.”

Overview

Borqs is a global leader in software, development services and products providing customizable, differentiated and scalable Android-based mobile connected devices and cloud service solutions. Borqs is a leading provider of commercial grade Android platform software for mobile chipset manufacturers, mobile device OEMs and mobile operators, as well as complete product solutions of mobile connected devices for enterprise and consumer applications. In recent years, Borqs has been awarded significant business contracts from Intel and Qualcomm, leading global chipset manufacturers.

Borqs has two business units (BUs), Connected Solutions and MVNO. The Connected Solutions BU develops wireless smart connected devices and cloud solutions; revenue from this BU is recognized as Software revenue and Hardware revenue. The MVNO BU operates a mobile virtual network in Mainland China that provides a full range of 2G/3G/4G mobile communication services at the consumer level.

The Connected Solutions BU works closely with chipset partners to develop new connected devices. Borqs developed the reference Android software platform and hardware platform for Intel and Qualcomm phones and tablets. In February 2016 Qualcomm announced its planned business expansion for its next generation Qualcomm® Snapdragon™ Wear platform with the addition of new ecosystem partners, including Borqs. The platform is targeted for next generation connected and tethered wearables, such as smartwatches, kid and elderly watches, smart bands, smart eyewear and smart headsets. The availability of the state-of-the-art chipset functionalities from partners, combined with full service industrial design, hardware and software engineering and manufacturing management, opens exciting new possibilities for device manufacturers to accelerate the design, development and deployment of innovative connected devices.

The Borqs platform is built on the Android platform developed by Google and first released to the public in 2008. Borqs was among the first to obtain the Android source code, and in 2008 Borqs built an innovative technology platform used in the first deployment of Android‑based mobile devices to support the TD-SCDMA network of China Mobile Communications Corporation, or China Mobile.

Borqs provides Connected Solutions customers with customized, integrated, commercial grade Android platform software and service solutions to address vertical market segment needs through the targeted BorqsWare software platform solutions. The BorqsWare software platform consists of BorqsWare Client Software and BorqsWare Server Software. The BorqsWare Client Software platform consists of three major components: the latest commercial grade Android software that works with particular mobile chipsets, functionality enhancements of the open source Android software and mobile operator required services. Based on the BorqsWare Client Software platform, customers may require Borqs to provide further customization based on their specific market needs. The BorqsWare Client Software platform has been used in Android phones, tablets, watches and various Internet-of-things (“IoT”) devices. The BorqsWare Server Software platform consists of back-end server software that allows customers to develop their own mobile end-to-end services for their devices. The BorqsWare Server Software provides software necessary for upgrades, charging and various APIs that enhance the customers’ services. Based on BorqsWare Server Software service platform, customers may require us to provide further customization based on their specific needs.

The MVNO BU provides a full range 2G/3G/4G voice and data services for general consumer usage and IoT devices, as well as traditional telecom services such as voice conferencing. The MVNO BU also acts as a sales and promotion channel for the products developed by the Connected Solutions BU. Borqs believes that a key component of the sales of connected devices going forward is the bundling of those devices with a voice/data plan through its MVNO BU. The

MVNO BU launched operations in the fourth quarter of 2014. The MVNO BU provides services throughout China. According to the MVNO Cooperative Office of the Regulatory Affairs Department of China Unicom (the incumbent mobile operator), Borqs had 4.56 million registered subscribers as of December 31, 2016, making it the second largest MVNO in China.

The Connected Solutions BU has a global customer base covering core parts of the Android platform value chain, including mobile chipset manufacturers, mobile device OEMs and mobile operators. This business unit represented 73.4% of Borqs’ net revenues in 2015 and 70.9% of Borqs’ net revenues in 2016, while the MVNO BU represented 26.6% and 29.1% of net revenues for the same periods. In 2015, Borqs generated 61.9% of its net revenues from customers headquartered outside of China and 38.1% from customers headquartered within China. In the year ended December 31, 2016, Borqs generated 65.7% of its net revenues from customers headquartered outside of China and 34.3% from customers headquartered within China. As of the date of this proxy statement, Borqs has collaborated with six mobile chipset manufacturers and 29 mobile device OEMs to commercially launch Android based connected devices in 11 countries, and sales of connected devices with the BorqsWare software platform solutions are embedded in more than 10 million units worldwide.

Borqs has dedicated significant resources to research and development, and it has research and development centers in Beijing and Bangalore, India. As of December 31, 2016, 403 of 565 full-time employees and contractors were technical professionals dedicated to platform research and development and product specific customization. Technical professionals have diverse backgrounds and experience gained through employment with leading mobile chipset designers and manufacturers, mobile device OEMs, internet content providers and other software and hardware enterprises.

Borqs has achieved significant growth since inception in 2007. Net revenues increased from $47.5 million in 2014 to $75.1 million in 2015, and recognized net revenues of $120.6 million in 2016. Borqs recorded a net loss of $8.2 million in 2014, net income of $0.8 million in 2015 and net income of $2.6 million in 2016.

Factors Affecting Borqs’ Results of Operations

Revenue mix impacts Borqs’ overall gross profit and gross margin. In particular,

•         Connected Solutions BU. Revenue from product sales is the largest component of Connected Solutions BU revenue. Product sales gross margin is primarily affected by competition, cost of components, and intellectual property royalties that Borqs pays to patent licensors. Gross margin for engineering design fees and software royalties tends to be higher because the associated cost of revenues is less and pricing is less subject to competitive pressure. In addition, because product sales and software royalties are generally calculated on a per-unit basis, our revenue will vary depending upon the volume of product sales. Engineering design fees are generally not related to volume of product sales.

•         MVNO BU. Gross margin of the MVNO BU is affected by the wholesale rates Borqs obtained from the incumbent operator, as well as the competition in the market. Over time, wholesale rates generally decline due to competition and newer technologies (e.g. 4G, 4.5G, 4.75G).

Connected Solutions BU net revenues and gross profits are affected by general factors in the highly competitive mobile industry, such as shifts in consumer preferences and customer demands, technological innovations, competing mobile operating systems, and pricing trends. Results are also affected by developments in the Android platform and software market specifically, such as Google’s continued support of the Android platform, continued availability of a free and open source software license for that platform, continued deployment of the Android platform, and continued outsourcing of software development to third party providers. Unfavorable changes in any of these factors could affect market demand for BorqsWare software and service platform solutions and could materially and adversely affect Borqs’ revenues and results of operations.

Revenues and gross profit in the Connected Solutions BU is also affected by company‑specific factors, including:

•         Borqs relies on a limited number of customers for a significant portion of its net revenues, particularly its relationship with a customer that is a prominent mobile chipset manufacturer. Borqs also relies on this customer from a strategic viewpoint, since products that Borqs develops for this customer may also be scaled to other mobile device OEM customers. Borqs devotes a significant portion of its research and development resources to this effort. Borqs’ results of operations would be significantly harmed if its collaboration with this customer were to decline or its Android‑related product development efforts were not successful.

•         Borqs’ ability to grow its net revenues depends on its ability to expand its customer base, both in terms of number of customers and geographic concentration, and increase the number of projects it undertakes for existing and new customers. Borqs’ ability to do so depends on the success of its products and services and those of its customers, and on Borqs’ marketing and sales performance.

•         Borqs’ ability to maintain its position as the largest independent Android platform software company in the world will require it to continue to strengthen its technology expertise and capabilities by focusing its research and development to maintain technology leadership and offer advanced Android platform software and service solutions on its customers’ demanding timelines. In addition, Borqs’ ability to grow its revenues will largely depend on how quickly Borqs and its customers can roll out new products and services.

•         Competing successfully in the Android platform and software market requires Borqs to maintain a competitive pricing structure, including labor costs and operating expenses. Competition for software engineers is intense and some of its competitors, particularly in Mainland China and in India.

MVNO BU revenues and gross profit are affected by general factors in the mobile telecom industry in China, such as the voice/data pricing trends offered by other MVNOs and the incumbent operators. Borqs enters into profit sharing arrangements with franchisees, under which franchisees receive a percentage of profits on sales of bundled services as they are used by the consumers. Profit sharing amounts are recognized as selling expenses, and limited discounts provided by franchisees to consumers are recognized as reductions of revenue in accordance with ASC 605-50. Competitive factors in voice/data pricing could affect the demand for Borqs’ MVNO services and affect its mobile subscriber growth, which could materially and adversely affect its revenues and result of operations. MVNO BU revenues and gross profit are also directly affected by company specific factors, including:

•         The bulk wholesale rates for voice and data service. Borqs relies on China Unicom, the incumbent operator, to provide it with attractive and competitive bulk wholesales rate of voice-per-minute and MB-of-data to compete with Borqs’ competitors.

•         The Chinese government policy on MVNO services. Borqs relies on China’s government to continue to grant it a license to operate the MVNO services.

Borqs cash amounts and short-term investments are not materially affected by currency fluctuations because the majority of Borqs revenues are denominated in U.S. Dollars based on contracts made in Hong Kong and Cayman. Financings from sales of equity and working capital loans are denominated in U.S. Dollars and executed in Hong Kong and Cayman, and repayments were made in U.S. Dollars outside of China and thus not requiring approval from the PRC State Administration of Foreign Exchange. The MVNO business, and small amounts of Connected Solutions BU activities within China, generate revenue in Renminbi. Personnel and personnel-related expenses are primarily paid in Renminbi, and costs of components used in Connected Solutions BU hardware revenues are primarily paid in U.S. Dollars. As of March 12, 2017, Borqs held $9.0 million outside of China and Borqs entities held RMB17.2 million and $1.3 million in China.

Results of Operations

The following table sets forth a summary of Borqs consolidated results of operations for the periods indicated. This information should be read in conjunction with its consolidated financial statements and related notes included elsewhere in this proxy statement. The operating results in any period are not necessarily indicative of results that may be expected for any future period.

	Fiscal Years Ended December 31,
Consolidated Statement of Operations Data:	2014	2015	2016
	($ in thousands)
Net revenues	47,488	75,072	120,586
Cost of revenues	(35,647)	(57,966)	(94,292)
Gross profit	11,841	17,106	26,294

Operating expenses	(20,359)	(19,487)	(22,814)
Other operating income	648	3,094	1,760
Operating (loss) income	(7,870)	713	5,240

Other (expense) income	(107)	933	15
(Loss) profit before income taxes	(7,977)	1,646	5,255

Income tax benefit (expense)	(194)	(851)	(2,659)
Net (loss) income	(8,171)	795	2,596

Less: net loss attribute to noncontrolling interests	(510)	(1,316)	(632)
Net (loss) income attribute to BORQS	(7,661)	2,111	3,228

Borqs experienced a net loss of $8.2 million in 2014, a net profit of $0.8 million in 2015 and a net profit of $2.6 million in 2016. It experienced a loss in the MVNO BU in 2014, 2015 and 2016, and after recognizing adjustments for to the 25% non-controlling interest of the MVNO BU, it recognized net loss attributable to Borqs of $7.7 million in 2014 and gains of $2.1 million and $3.2 million in 2015 and 2016, respectively. Borqs expects that its net loss attributable to noncontrolling interests will decline as it grows its MVNO business.

Net Revenues

Borqs net revenues represent its gross revenues, less business taxes and other deductions. Connected Solutions BU net revenues consists of engineering design fees, software royalties and product sales. MVNO BU net revenues is primarily monthly recurring revenue.

For 2015, Connected Solutions BU net revenues was $55.1 million and net revenues from the MVNO BU was $20.0 million, compared to $45.3 million and $2.2 million in 2014, respectively. Connected Solutions BU net revenues increased 21.7% from 2014 to 2015. The increase in MVNO BU reflects the commencement of MVNO BU operations in the fourth quarter of 2014.

For 2016, Connected Solutions BU net revenues was $85.4 million and MVNO BU net revenues was $35.1 million, representing increases of 55.0% and 76.1% over 2015 respectively.

	For the year ended December 31,
	2014		2015		2016
	US$	%	US$	%	US$	%
	($ in thousands)
Connected Solutions BU	45,280	95.4%	55,115	73.4%	85,448	70.9%
MVNO BU	2,208	4.6%	19,957	26.6%	35,138	29.1%
Net revenues	47,488	100.0%	75,072	100.0%	120,586	100.0%

The percentage of net revenues represented by MVNO BU increased from 4.6% in 2014 to 26.6% in 2015 and to 29.1% in 2016. These increases reflect the rapid growth of the MVNO BU.

The following table sets forth net revenues from customers based on location of the customer’s headquarters, both in absolute amount and as a percentage of net revenues. These figures do not take into account the geographic location of end‑users of customer products:

	For the year ended December 31,
	2014		2015		2016
	US$	%	US$	%	US$	%
	($ in thousands)
China	15,793	33.3%	28,442	37.9%	41,214	34.2%
India	2,026	4.3%	7,949	10.6%	25,126	20.8%
United States	20,237	42.6%	14,978	20.0%	34,526	28.6%
Rest of the World	9,432	19.9%	23,702	31.6%	19,720	16.4%
Net revenues	47,488	100.0%	75,073	100.0%	120,586	100.0%

Borqs net revenues from U.S. customers is attributed to its ongoing collaboration with a prominent mobile chipset vendor and other mobile device OEMs. Revenue from Borqs’ customers headquartered in the rest of the world reflect sales of their products to customers in the U.S. Borqs revenues from customers in India started in the second half of 2016.

Net Revenues — Connected Solutions BU

Connected Solutions BU net revenues consists of engineering design fees, software royalties and product sales. MVNO BU net revenues is primarily monthly recurring revenue.

BorqsWare software platform solutions are based on Borqs core proprietary software and include base chipset software supporting various radio network chipsets and application processors, commercial grade software to differentiate the Android platform for its customers and mobile operator required services. BorqsWare software platform solutions are embedded directly into connected devices. Borqs generates revenues from its BorqsWare software platform solutions by charging its customers a product fee for project‑based design contracts and/or a service fee for research and development services on a time and material basis, depending upon the nature of the contracts Borqs entered into with its customers. In addition, Borqs charges usage‑based royalties in a majority of its project‑based software contracts, which royalties are determined based on the customer’s volume of sales of products in which a mobile chipset or connected device with BorqsWare software platform solutions embedded.

As discussed more fully under “— Critical Accounting Policies and Estimates — Revenue Recognition — Project‑Based Software Contracts,” Borqs project‑based software contracts include post-contract support, or PCS, where the customer has the right to receive unspecified upgrades/enhancements on a when-and-if available basis. Since Borqs is unable to establish vendor‑specific objective evidence of fair value of PCS, revenues from project-based software contracts is recognized on a straight-line basis over the longest expected delivery period of undelivered elements of the arrangement, which is typically the PCS period. Project‑based software contracts that include PCS, which have a typical PCS period of 12 months, range from six to 36 months. As a result of this revenue recognition method, some portion of the net revenues Borqs reports in each period is recognition of deferred revenues from contracts entered into in prior periods and for which the research and development and engineering work has already been completed. In addition, a majority of the project‑based software contracts provide for usage‑based royalties. Borqs recognizes royalties upon the receipt of quarterly usage reports provided by customers.

The following table sets forth Borqs net revenues, as well as the components of such revenues, for the periods indicated, both in absolute amount and as a percentage of total net revenues:

	For the year ended December 31,
	2014		2015		2016
	US$	%	US$	%	US$	%
	($ in thousands)
Software	17,222	38.0%	22,468	40.8%	14,912	17.5%
Hardware	28,058	62.0%	32,647	59.2%	70,536	82.5%
Connected Solutions BU net revenues	45,280	100.0%	55,115	100.0%	85,448	100.0%

Software

Software net revenues was $17.2 million, $22.4 million and $14.9 million in 2014, 2015 and 2016, respectively, representing 38.0%, 40.8% and 17.5% of Connected Solutions BU net revenues. The $5.2 million increase in 2015 over 2014 mainly reflected increases in software engineering activities completed for customers in 2015 as well as the recognition of post contract services (“PCS”) delivered during 2015 for projects completed in 2014. Borqs accounts for software engineering contracts applying the completed contract method, recognizing the entire software project fixed fees ratably over the PCS service periods. PCS service periods are generally 12 months, with ranges from six months to three years, and commences upon completion of customer acceptance of the completed software projects. The $7.5 million decline in Software net revenues in 2016 from 2015 was mainly attributable to an overall decrease in software engineering project sales.

Hardware

Hardware net revenues was $28.1 million, $32.6 million and $70.5 million in 2014, 2015 and 2016, respectively, representing 62.0%, 59.2% and 82.5% of Connected Solutions BU net revenues. The $4.5 million increase in 2015 and $37.9 million increase in 2016 reflected the increased volume of sales of products in those periods, particularly in tablets, ruggedized handsets, and high speed data smartphones and home entertainment remote controls.

All hardware sales were contracted and made to order, and our sales were final without taking returns. Small percentages of replacement units and parts were provided to customers and those costs were included in cost of revenues. We provide engineering design work as specified by our customers, and production begins after the customer accepts the design. We are responsible for procurement of all components, materials and tooling, and for selection of third-party factories for product assembly. Revenue is recognized when products are shipped to the customer. We are not engaged in the marketing and distribution of the hardware products.

Customer Concentration

Borqs initially focused its research and development efforts on providing BorqsWare software platform solutions to mobile device OEMs. It has since leveraged its deep technology expertise to provide BorqsWare software platform solutions to mobile chipset manufacturers and mobile operators. The following table sets forth net revenues by type of customer, both in absolute amount and as a percentage of net revenues for the periods presented:

	For the year ended December 31,
	2014		2015		2016
	US$	%	US$	%	US$	%
	($ in thousands)
Mobile device OEMs	32,927	72.7%	38,622	70.1%	70,536	82.5%
Mobile Chipset Vendors	9,899	21.9%	14,491	26.3%	14,912	17.5%
Mobile Operators	2,454	5.4%	2,002	3.6%	0	0.0%
Connected Solutions BU Net Revenues	45,280	100.0%	55,115	100.0%	85,448	100.0%

Borqs expects its net revenues from Mobile device OEMs to continue to grow as it develops more connected devices, especially IoT products.

Geographic Concentration

The following table sets forth Borqs net revenues from customers based on location of the customer’s headquarters, both in absolute amount and as a percentage of net revenues. These figures do not take into account the geographic location of end‑users of customer products:

	For the year ended December 31,
	2014		2015		2016
	US$	%	US$	%	US$	%
	($ in thousands)
China	13,619	30.1%	8,609	15.6%	6,224	7.3%
India	0	0.0%	0	0.0%	25,091	29.4%
United States	10,113	22.3%	22,787	41.3%	30,709	35.9%
Rest of the World	21,548	47.6%	23,719	43.0%	23,424	27.4%
Net Revenues	45,280	100.0%	55,115	100.0%	85,448	100.0%

Borqs net revenues from customers with headquarters in the United States are attributed to its ongoing collaboration with a prominent mobile chipset vendor and other mobile device OEMs. From 2015 to 2016, revenues from customers with headquarters in China declined slightly, and Borqs engaged a significant new customer in India during the second half of 2016.

Net Revenues — MVNO BU

The MVNO BU provides a full range of 2G/3G/4G mobile communication services to consumers, as well as some traditional commercial telephony services. In 2014, the MVNO BU entered into a business agreement with China Unicom, the incumbent Mainland China mobile network operator to obtain bulk access to network services at wholesale rates in 2014. The MVNO BU has its own brand in Mainland China, “Yuantel.” MVNO BU net revenues, consisting of “MVNO” and “Other” revenues, are entirely from Mainland China. “Other” revenues is primarily related to traditional commercial telephony services, such as conference call services.

	For the year ended December 31,
	2014		2015		2016
	US$	%	US$	%	US$	%
	($ in thousands)
MVNO	58	2.6%	16,007	80.2%	29,309	83.4%
Other	2,150	97.4%	3,950	19.8%	5,829	16.6%
MVNO BU net revenues	2,208	100.0%	19,957	100.0%	35,138	100.0%

Borqs started the MVNO services in late 2014. It experienced significant growth in its MVNO BU net revenues from 2014 to 2016, reflecting increasing sales of bundled services. Borqs expects sales of MVNO services to increase at a slower rate in future periods while traditional commercial services revenues will remain stable.

Cost of Revenues

Cost of Connected Solutions BU revenues primarily consists of personnel and personnel-related costs associated with engineering projects paid for by customers, and costs of hardware components used to manufacture products. Cost of MVNO BU revenues primarily consists of wholesale traffic fees, paid to the incumbent operator, based on traffic consumed by subscribers to the MVNO network. The incumbent operator also charges Borqs a minimum wholesale tariff based on the number of mobile phone numbers issued to Borqs.

The following table sets forth cost of revenues, both in absolute amount and as a percentage of total cost of revenues, for Connected Solutions BU revenue and MVNO BU revenue:

	For the year ended December 31,
	2014		2015		2016
	US$	%	US$	%	US$	%
	($ in thousands)
Connected Solutions BU	33,269	93.3%	38,761	66.9%	63,799	67.7%
MVNO BU	2,378	6.7%	19,205	33.1%	30,493	32.3%
Total Cost of Revenues	35,647	100.0%	57,966	100.0%	94,292	100.0%

Connected Solutions BU cost of revenues increased from $33.3 million in 2014 to $38.8 million in 2015 and $63.8 million in 2016. These increases were attributable to the similar trend of increases in our volume of hardware connected products sales during these years.

Cost of MVNO BU revenues increased from $2.4 million in 2014 to $19.2 million in 2015 and $30.5 million in 2016, generally in line with the expansion of the MVNO BU over that period from the initiation of the MVNO BU in the second half of 2014. As MVNO BU revenue increases, the cost of revenue of the MVNO BU generally increases as well.

Gross Profit and Gross Margin

Gross profit represents net revenues less cost of revenues.

Borqs gross profit was Borqs had a gross profit of $11.8 million in 2014, $17.1 million in 2015 and $26.3 million in 2016, with the breakdown between the Connected Solutions BU and MVNO BU as follows:

	For the year ended December 31,
	2014		2015		2016
	US$	%	US$	%	US$	%
	($ in thousands)
Connected Solutions BU	12,011	26.5%	16,354	29.7%	21,649	25.3%
MVNO BU	(170)	-7.7%	752	3.8%	4,645	13.2%
Total	11,841	24.9%	17,106	31.2%	26,294	21.8%

Connected Solutions BU gross margin was 27%, 30% and 25% for 2014, 2015 and 2016, respectively, while MVNO BU gross margin was nil, 4% and 13% for 2014, 2015 and 2016, respectively.

Borqs expects Connected Solutions BU gross margin to fluctuate from period to period, largely due to revenue mix and project mix. Borqs expects that MVNO BU gross margin to improve as the number of MVNO BU subscribers increases and subscribers consume higher volumes of traffic.

Operating Expenses

Borqs’ operating expenses principally consist of research and development expenses, selling and marketing expenses, and general and administrative expenses. The following table sets forth operating expenses for the periods indicated, both in absolute amount and as a percentage of net revenues:

	For the year ended December 31,
	2014		2015		2016
	US$	As % of Revenue	US$	As % of Revenue	US$	As % of Revenue
	($ in thousands)
Research and development expenses	(11,743)	24.7%	(7,245)	9.7%	(6,886)	5.7%
Sales and marketing expenses	(4,419)	9.3%	(7,359)	9.8%	(5,874)	4.9%
General and administrative expenses	(4,197)	8.8%	(4,883)	6.5%	(10,042)	8.3%
Changes in fair value of warrant	0	0.0%	0	0.0%	(12)	0.0%
Total	(20,359)	42.9%	(19,487)	26.0%	(22,814)	18.9%

Research and Development Expenses

Research and development expenses include payroll, employee benefits and other headcount‑related expenses associated with the development of the BorqsWare software platform, as well as outsourcing and third party service expenses. Research and development expenses also include rent, depreciation and other expenses for platform development and other projects that are not customer‑specific.

Research and development expense dropped from 2014 to 2015 because some 2015 expenses were considered cost of revenue in 2014 because they were related to projects directly paid by customers. In addition, in in 2015, Borqs was able to develop the software as a platform that can be reused across multiple products and projects, and some of the related research and development expense was capitalized. Such software platform is developed to be sold and the development cost was capitalized beginning when the technological feasibility was reached in accordance with ASC 985-20, Costs of Software to be Sold, Leased, or Marketed. In 2016, research and development expenses were relatively flat amounts but declined as a percentage of net revenues as net revenues increased.

Selling and Marketing Expenses

Selling and marketing expenses include payroll, employee benefits and other expenses relating to its sales and marketing personnel, travel, rent and other expenses relating to its marketing activities, including entertainment and advertising. For the MVNO BU, Borqs pays its franchisees commission to sell products, which are recognized as selling and marketing expenses.

Selling and marketing expenses increased from 2014 to 2015 mainly because of the franchisees commission of the MVNO BU. In 2015 and 2016, selling and marketing expenses dropped from 9.8% to 4.9% of net revenues due to higher revenue from hardware customers. Borqs expects its selling and marketing expenses to increase in absolute terms as it expands its sales and marketing efforts, but decrease as a percentage of net revenues.

General and Administrative Expenses

Borqs’ general and administrative expenses include payroll, employee benefits, professional fees, rent, travel and other administrative costs.

General and administrative expenses slightly increased from 2014 to 2015 due to expenses to support the newly established MVNO BU. In 2015 and 2016, general and administrative expenses increased due to expenses associated with increased headcount to support the MVNO BU, and professional fees. From 2015 to 2016, these expenses increased from 6.5% to 8.1% of net revenues. Borqs expects its general and administrative expenses to increase in absolute terms as it becomes a public company and continues to grow, but to decrease over time as a percentage of net revenues as net revenues increase.

Other Operating Income

Borqs received subsidies from local government authorities as financial support for certain technology development projects. These subsidies are classified as “Other operating income”. Borqs recognized $0.6 million, $3.1 million and $1.8 million of other operating income in 2014, 2015 and 2016, respectively.

Subsidies are recorded as a liability when received and recognized as other operating income when the related projects are completed and the subsidies are not subject to future return. Under the requirements of the government subsidies, Borqs is obligated to make progress on the related technology development projects, based on the timetable established by the government authorities, and to appropriately allocate the government subsidies for various purposes. Borqs expects to continue to recognize additional government subsidies in 2017 due to its involvement in on‑going government subsidized technology projects.

Income tax benefit/(expense)

Borqs’ effective tax rate was (2)%, 52% and 53% for 2014, 2015 and 2016, respectively. The fluctuation from 2014 to 2015 is primarily due to change of valuation allowance and non-taxation income. The fluctuation from 2015 to 2016 is primarily due to change of valuation allowance.

Liquidity and Capital Resources

To date, Borqs has financed operations primarily through the proceeds from private placements of preference shares. Principal uses of cash were for operating activities. As of December 31, 2016, Borqs had $3.6 million in cash and $12.2 million in bank and commercial borrowings.

In recent periods, Borqs accounts receivable balances generally fall in the range of 60 to 90 days. The only related party receivable, which related to a major chipset manufacturer, amounted to $0.1 million, $6.0 million and $0.5 million for 2014, 2015 and 2016, respectively.

To accommodate larger hardware projects in our Connected Solutions BU anticipated for 2017, Borqs incurred an additional $2.0 million of revolving credit and $9.0 million in sales of Series E preferred shares in the first quarter of 2017.

Cash provided by operating activities in 2016 was $5.2 million and primarily consisted of net income of $2.6 million and adjustment for non-cash items including depreciation and amortization of $3.2 million, while deducting foreign exchange gain of $0.7 million. There was cash use of $14.6 million due to changes in operating assets and liabilities in 2016 primarily due to increase in receivables of $17.7 million, increase in inventories of $6.4 million, increase in prepaid expenses and other current assets of $3.2 million, and increase in deferred revenue of $3.4 million, while offset by increase in payables of $17.1 million.

Cash provided by operating activities in 2015 was $1.0 million and primarily consisted of net income of $0.8 million and adjustment for non-cash items including depreciation and amortization of $2.5 million, while deducting foreign exchange gain of $0.9 million, property disposal of $0.4 million and deferred income tax benefits of $1.0 million. There was a cash contribution of $0.6 million due to changes in working capital items in 2015.

Cash used in investing activities in 2016 was $5.3 million and primarily consisted of purchase of intangible assets (MVNO BU) of $5.2 million, purchase of equipment of $0.5 million and offset by loan repaid to the company of $0.5 million. Cash used in investing activities in 2015 was $7.4 million and primarily consisted of purchase of intangible assets (also for the MVNO BU) of $5.2 million, purchase of equipment of $0.8 million and extension of a loan to a third party in the amount of $1.4 million.

Cash provided by financing activities in 2016 was $10.2 million which included short-term borrowings of $6.8 million, long-term borrowings of $6.0 million, while repayments of loans used $2.6 million. Cash provided by financing activities in 2015 was negligible.

Borqs believes that its current and anticipated cash flows from operations will be sufficient to meet anticipated cash needs for at least the next 12 months. In recent periods, Borqs accounts receivable balances generally fall in the range of 60 to 90 days. The only related party accounts receivable, which related to a major chipset manufacturer, amounted to $0.1 million, $6.0 million and $0.5 million for 2014, 2015 and 2016, respectively.

Borqs may require additional cash due to unanticipated business conditions or other future developments, including any investments or acquisitions it may decide to pursue. If existing cash is insufficient to meet requirements, Borqs may sell additional equity securities, debt securities or borrow from banks. Currently, Borqs has no plans to seek external funding.

Cash transfers from PRC subsidiaries to Borqs subsidiaries outside of China are subject to PRC government control of currency conversion. Restrictions on the availability of foreign currency may affect the ability of Borqs’ PRC subsidiaries to remit sufficient foreign currency to pay dividends or other payments to us, or otherwise satisfy their foreign currency obligation. See “Risk Factors — Risks Related to Doing Business in China — PRC regulation of loans and direct investment by offshore holding companies to PRC entities may limit the use of the proceeds Borqs receives from this offering.”

Critical Accounting Policies

Borqs prepares its financial statements in accordance with U.S. GAAP, which requires it to make judgments, estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the end of each fiscal period and the reported amounts of revenues and expenses during each fiscal period. Borqs continually evaluates these judgments and estimates based on its own historical experience, knowledge and assessment of current business and other conditions, and expectations regarding the future based on available information and assumptions that it believes to be reasonable, which together form the basis for making judgments that are not readily apparent from other sources. Since the use of estimates is an integral component of the financial reporting process, actual results could differ from those estimates. Some of Borqs’ accounting policies require a higher degree of judgment than others in their application.

The selection of critical accounting policies, the judgments and other uncertainties affecting application of those policies and the sensitivity of reported results to changes in conditions and assumptions are factors that should be considered when reviewing Borqs’ financial statements. Borqs believes the following accounting policies involve the most significant judgments and estimates used in the preparation of its financial statements.

Revenue recognition

Borqs recognizes revenue when persuasive evidence of an arrangement exists, as evidenced by signed contracts, delivery has occurred, the sales price is fixed or determinable and collection is reasonably assured.

Project‑based Contracts

Borqs accounts revenue from project-based contracts as “Software” revenue. Borqs’ project‑based contracts are generally considered multiple element arrangements since they include perpetual software licenses, development services, such as customization, modification, implementation and integration, and PCS where customers have the right to receive unspecified upgrades/enhancements on a when-and-if-available basis. Borqs is unable to establish vendor specific objective evidence of the fair value of PCS, and PCS is the only undelivered element upon completion of software projects and, therefore, the entire revenue is recognized ratably over the longest expected delivery period of undelivered elements of the arrangement, which is typically the PCS term. The term of PCS is generally 12 months, with ranges from 6 to 36 months, beginning at the completion of final acceptance test.

Service Contracts

Borqs provides research and development services to certain customer to develop software where fees are charged on a time and material basis and Borqs is not responsible for the outcome of such development projects. The revenue is recognized as the “Software” revenue is delivered.

Connected Devices Sales Contracts

Borqs sells connected devices to customers. This includes the hardware component cost, manufacturing cost and our profit margin. The sales of the connected device is considered as “Hardware” revenue.

MVNO Subscriber Usage Payment

Borqs MVNO subscribers pay a fee based on the actual minutes of voice call made, MB of data consumed, number of SMS/MMS sent and supplementary services (e.g. call-ID display) subscribed. These are considered as “MVNO” revenue.

Traditional Telecom Services

Borqs provides traditional telecom services such as voice conferencing services and 400 toll free services. These are considered as “Other” revenue and are recognized based on the actual consumption by the customers.

Income Taxes

In preparing its consolidated financial statements, Borqs must estimate its income taxes in each of the jurisdictions in which it operates. Borqs estimates actual tax exposure and assess temporary differences resulting from different treatment of items for tax and accounting purposes. These differences result in deferred tax assets and liabilities, which is included in the consolidated balance sheet. Borqs must then assess the likelihood that it will recover its deferred tax assets from future taxable income. If Borqs believes that recovery is not likely, it must establish a valuation allowance. To the extent it establishes a valuation allowance or increases this allowance, Borqs must include an expense within the tax provision in its consolidated statement of operations. If actual results differ from these estimates or Borqs adjusts these estimates in future periods, it may need to establish an additional valuation allowance, which could materially impact its financial position and results of operations.

U.S. GAAP requires that an entity recognize the impact of an uncertain income tax position on the income tax return at the largest amount that is more likely than not to be sustained upon audit by the relevant tax authority. If Borqs ultimately determines that payment of these liabilities will be unnecessary, it will reverse the liability and recognize a tax benefit during that period. Conversely, Borqs records additional tax charges in a period in which it determines that a recorded tax liability is less than the expected ultimate assessment. Borqs did not recognize any significant unrecognized tax benefits during the periods presented in this proxy statement.

Uncertainties exist with respect to the application of the EIT Law and its implementation rules to Borqs’ operations, specifically with respect to tax residency status. The EIT Law specifies that legal entities organized outside of the PRC will be considered residents for PRC income tax purposes if their “de facto management bodies” are located within the PRC. The EIT Law’s implementation rules define the term “de facto management bodies” as establishments that carry out substantial and overall management and control over the manufacturing and business operations, personnel, accounting, properties, etc. of an enterprise. On April 22, 2009, the Notice Regarding the Determination of Chinese‑Controlled Offshore Incorporated Enterprises as PRC Tax Resident Enterprises on the Basis of De Facto Management Bodies, or Circular 82, was issued. Circular 82 provides certain specific criteria for determining whether the “de facto management body” of a Chinese‑controlled offshore‑incorporated enterprise is located in China. Further the Administrative Measures of Enterprise Income Tax of Chinese controlled Offshore Incorporated Resident Enterprises (Trial), or Bulletin No. 45, took effect on September 1, 2011, and provides more guidance on the implementation of Circular 82.

According to Circular 82, a Chinese‑controlled offshore‑incorporated enterprise will be regarded as a PRC tax resident by virtue of having a “de facto management body” in China and will be subject to PRC enterprise income tax on its worldwide income only if all of the following conditions set forth in Circular 82 are met: (i) the primary location of the day-to-day operational management is in the PRC; (ii) decisions relating to the enterprise’s financial and human resource matters are made or are subject to approval by organizations or personnel in the PRC; (iii) the enterprise’s primary assets, accounting books and records, company seals and board and shareholder resolutions are located or maintained in the PRC; and (iv) at least 50.0% of voting board members or senior executives habitually reside in the PRC. In addition, Bulletin No. 45 provides clarification in resident status determination, post-determination administration and competent tax authorities. It also specifies that when provided with a copy of Chinese tax resident determination certificate from a resident Chinese‑controlled offshore‑ incorporated enterprise, the payer should not withhold 10% income tax when paying certain Chinese‑sourced income, such as dividends, interest and royalties to the Chinese‑controlled offshore‑incorporated enterprise.

Although both the circular and the bulletin only apply to offshore enterprises controlled by PRC enterprises and not those by PRC or foreign individuals, the determination criteria set forth in the circular and administration clarification made in the bulletin may reflect the SAT’s general position on how the “de facto management body” test should be applied in determining the tax residency status of offshore enterprises and the administration measures should be implemented, regardless of whether they are controlled by PRC enterprises or PRC individuals.

Despite the uncertainties resulting from limited PRC tax guidance on the issue, Borqs does not believe that its legal entities organized outside of the PRC are tax residents under the EIT Law. If one or more of its legal entities organized outside of the PRC were characterized as PRC tax residents, Borqs’ results of operations would be materially and adversely affected.

Share‑based Compensation

Borqs’ cost of revenues and operating expenses do not include share based compensation expenses. Borqs will remove the qualified IPO performance condition for options issued and outstanding. Our share-based compensation for options with completed service conditions will be expensed in the quarterly period the business combination with PAAC actually occurs.

Internal Control Over Financial Reporting

Prior to the Business Combination, Borqs was a private company with limited accounting personnel and other resources with which to address its internal control and procedures over financial reporting. Our independent registered public accounting firm has not concluded an audit of our internal control over financial reporting. In connection with the preparation and external audit of our consolidated financial statements for the two years ended December 31, 2015, we and Ernst and Young Hua Ming LLP, an independent registered public accounting firm, identified a material weakness on our internal control over financial reporting. Borqs has undertaken or is in the process of undertaking certain remedial steps to improve its internal control over financial reporting, including: (i) launching a recruitment program to hire additional senior professional qualified accounting staff with knowledge of U.S. GAAP and SEC reporting, including hiring a chief financial officer and vice president of finance with proper qualifications and experience; (ii) implementing regular U.S. GAAP accounting and financial reporting programs, both internal and external, for Borqs’ existing accounting and reporting personnel; and (iii) developing additional controls to ensure that appropriate accruals are made for expenses, including (a) a thorough review of invoices before closing the accounting records for the period, (b) capturing data about purchases made for goods and services in a period even where the invoice has not yet been received and (c) developing expectations as to period expenses level by category to be used to monitor the adequacy of the accruals made. In addition, Borqs is formulating internal policies relating to internal control over financial reporting, including preparing a comprehensive written accounting policies and procedures manual that can effectively and efficiently guide its finance and accounting personnel in addressing significant accounting issues and assist in preparing financial statements that are in compliance with U.S. GAAP and SEC requirements.

Borqs plans to take additional measures to further improve its internal control over financial reporting, including (i) establishing an independent audit committee to oversee the design and implementation effectiveness of its internal control over financial reporting, (ii) continuing to hire qualified professionals with U.S. GAAP accounting experience and (iii) providing proper training to Borqs’ accounting personnel. In addition, Borqs is considering whether to engage an external service provider to assist management in evaluating its current internal control over financial reporting and implementing necessary controls and measures to assist it in preparing for compliance with internal control reporting.

However, the implementation of these initiatives may not fully address the material weaknesses and significant deficiencies in Borqs internal control over financial reporting. See “Risk Factors — Risks Related to Borqs’ Business and Industry”. In the course of preparing its consolidated financial statements, certain control deficiencies, including material weaknesses and significant deficiencies, were identified. If Borqs fails to maintain an effective system of internal control over financial reporting, it may not be able to accurately and timely report its financial results or prevent fraud, and investor confidence and the market price of its securities may be adversely impacted.

Upon the completion of the Business Combination as described in this proxy statement, Borqs, as consolidated with the combined company, will become a public company in the United States and will be required to include a report of management on its internal control over financial reporting in its annual report. In addition, its independent registered public accounting firm must report on the effectiveness of its internal control over financial reporting following the date on which it ceases to qualify as an emerging growth company. Borqs could be an emerging growth company for up to five full fiscal years following the completion of the merger, although circumstances could cause it to lose that status earlier, including if the market value of its securities held by non-affiliates exceeds $700 million as of any June 30 of a given year, in which case it would no longer be an emerging growth company as of the following December 31. Borqs management may conclude that its internal control over financial reporting is not effective due to its failure to cure the identified material weaknesses and significant deficiencies or otherwise. Moreover, once auditor attestation is required, even if Borqs management concludes that its internal control over financial reporting is effective, its independent registered public accounting firm may still decline to attest to its management’s assessment or may issue a report that is qualified if it is not satisfied with Borqs internal control over financial reporting or the level at which its internal control over financial reporting is documented, designed, operated or reviewed, or if it interprets the relevant requirements differently from Borqs. In addition, its reporting obligations as a public company may place a significant strain on its management, operational and financial resources and systems for the foreseeable future.

MANAGEMENT AFTER THE BUSINESS COMBINATION

Management and Board of Directors

The following persons are expected to serve as executive officers and directors following the Business Combination. For biographical information concerning the executive officers, see “Information about Borqs — Executive Officers.” For biographical information concerning Dr. Deng, Ms. Feng and Mr. Shen, see “Information About Pacific — Management — Directors and Executive Officers.” For biographical information for Mr. Chan, Mr. Tao, Mr. Wong and Mr. Huang, see “— Information about Directors Expected to be Appointed to the Board Upon the Closing of the Business Combination” below.

Name	Age	Position	Class
Board of Directors
Pat Sek Yuen Chan	52	Founder, Chairman of the Board, Chief Executive Officer and President	III
Honghui Deng	47	Director	I
Yaqi Feng	34	Director	III
Bill Huang	54	Director	I
Jason Zexian Shen	62	Director	II
Eric Tao	39	Director	III
Joseph Wai Leung Wong	61	Director	II

Executive Officers
Bob Li, Ph.D	54	Borqs Founder, Executive Vice President Corporate Affairs and China Sales
Anthony K. Chan	62	Chief Financial Officer, Executive Vice President Corporate Finance
Simon Sun	50	Executive Vice President and Co-General Manager of Product Business Unit
Hareesh Ramanna	55	Executive Vice President and Co-General Manager of Product Business Unit
George Thangadurai	54	Executive Vice President and President of International Business
Gene Wuu, Ph.D.	61	Executive Vice President and General Manager of Cloud Business Unit
Information about Directors Expected to be Appointed to the Board Upon the Closing of the Business Combination

Upon the closing of the Business Combination, we expect to increase the size of the board of directors from five to seven members and to reclassify it into three classes rather than the current two classes. Three of the five incumbent Pacific directors have informed us that they will resign from the board upon closing. The board intends to appoint five new directors to fill the vacancies left by the three departing directors plus the two additional vacancies created by the increase in the size of the board. As a result of these appointments and in accordance with the Merger Agreement, the board of directors at closing will consist of two directors nominated by Pacific (one of whom must be an independent director), three nominated by Borqs (at least one of whom must be an independent director), and two nominated jointly by Pacific and Borqs (both of whom must be independent directors).

If the Business Combination is consummated, our board of directors will consist of the following seven members:

•         Yaqi Feng, the current Chief Operating Officer of Pacific and Executive Director of the Global Business Department of Pacific Securities Co.;

•         Pat Sek Yuen Chan, the current Chief Executive Officer of Borqs;

•         Joseph Wai Leung Wong, incumbent member of the Borqs board of directors;

•         Jason Zexian Shen and Honghui Deng, incumbent members of the Pacific board of directors; and

•         Eric Tao and Bill Huang, newly-appointed directors.

We have determined that the following persons are independent directors under Nasdaq listing rules: Mr. Wong, Mr. Shen, Dr. Deng, Mr. Tao and Mr. Huang.

It is presently contemplated that, immediately following the consummation of the Business Combination and subject to the Amended Charter becoming effective under the laws of the British Virgin Islands, our new board of directors will exercise its rights under our memorandum and articles of association as then amended by the Charter Amendment Proposal (if approved) to reclassify our board into three classes pursuant to the Charter Amendment. Furthermore, it is anticipated that Dr. Deng and Mr. Huang will serve as Class I directors, Mr. Shen and Mr. Wong will serve as Class II directors, and Mr. Tao, Mr. Chan and Ms. Feng will serve as Class III directors. Class I directors will serve until our 2018 annual meeting, Class II members will serve until our 2019 annual meeting, and Class III members will serve until our 2020 annual meeting. See “Charter Amendment Proposal” and “Management After the Business Combination.”

Pat Sek Yuen Chan, 52, is the founder and Chairman of the board of directors of Borqs, and since 2007 he has served as its Chief Executive Officer and President. Mr. Chan has over 20 years of experience in the mobile network communications sector. Prior to founding Borqs, Mr. Chan served as Senior Vice President and General Manager of the infrastructure business unit of UTStarcom Inc., a telecommunications equipment company, from 2000 to 2007. Earlier, Mr. Chan was an engineering manager in Motorola responsible for the development of the GPRS switching. Mr. Chan is an established entrepreneur and has received many awards, including the “High-Caliber Talent from Overseas Award” from the PRC government, and “2012 Beijing Entrepreneur of the Year” from Silicon Dragon. Mr. Chan received his bachelor’s degree in computer science from the University of Toronto and his master’s degree in computer science from the University of British Columbia.

Honghui Deng, 47, has been one of Pacific’s directors since October 2015. Dr. Deng started his education professional career in 1990 as a lecturer in Chongqing Univerity in China. Dr. Deng has been serving as the independent director at 500.com, Ltd. (WBAI.NYSE) since May, 2011. Dr. Deng was the founder and served as the Chief Executive Officer of HHD Consulting Service LLC from 2003 to 2008. He has been serving as a fellow at the Innovation Creativity Capital Institute (IC2) of the University of Texas at Austin since 2010. Dr. Deng also has been teaching as an EMBA/MBA professor at Peking University Guanghua School of Management since 2005. He has been working as an assistant professor at the School of Business of University of Nevada, Las Vegas since 2003. From 1993 to 1997, he worked as an official in the Ministry of Education of China. Dr. Deng has extensive consulting experiences for business firms on long-term strategy, finance and management. He received a Bachelor’s Degree in Electronic Engineering and Business Administration from the School of Electronic Engineering of Chongqing University in 1990 and 1994, and a Ph.D. Degree in Business Administration from Red McCombs School of Business, University of Texas at Austin in 2003.

Yaqi Feng, 34, has been Pacific’s Chief Operating Officer and Secretary to Pacific’s board of directors since July 2015. Ms. Feng has been working as the Executive Director of the Global Business Department in Pacific Securities Co., Ltd. since 2013, where she is responsible for Chinese companies’ overseas IPOs, cross border M&A transactions, and global investment management. From 2012 to 2013, she worked as the Managing Director of Regeneration Capital Group LLC in New York, where she was responsible for IPOs and listing projects for emerging market companies, business development, project due diligence as well as transaction management. From 2010 to 2012, Ms. Feng worked as a VP for Griffin Financial Group, a mid-sized investment bank; in this capacity she was responsible for public offerings, private placements, deal structuring, financial modeling as well as institutional sales. She also served as a manager for Asian Legend Asset Management Inc. a private equity firm based in China and New York that specialized in China related projects, from 2009 to 2010. Ms. Feng worked as an associate in the New York office of the Jun He law firm from 2007 to 2008. Ms. Feng received an LL.M from Boston University School of Law and an LL.B from the School of International Law, China University of Political Science and Law in Beijing, China, where she also earned a B.A. in Business.

Bill Huang, 54, is the founder and Chief Executive Officer of CloudMinds Inc, a provider of cloud connected smart machines and robotics solutions, since 2015. Mr. Huang has over 30 years of experience in the mobile network communication industry. From 2007 to 2015, Mr. Huang was the General Manager and head of research and development for China Mobile Research Institute where he led China Mobile in many key innovative projects, including OPhone, BigCloud, TD-LTE, C-RAN, PTN, MCPA, and labs.chinamobile.com. He served as Senior Vice President and Chief Technology Officer of UTStarcom Inc., a telecommunications equipment company, from 1994 to 2006, and was responsible for innovations such as MSAN, “Xiao Ling Tong” PAS, IP-DSLAM, Wacos mSwitch, GE-PON, and MediaSwitch. Mr. Huang received his Bachelor’s degree in Electronic Engineering from the Huazhong University of Science and Technology and his Master’s degree in Electronic Engineering and Computer Science from the University of Illinois at Chicago.

Jason Zexian Shen, 62, has been one of Pacific’s directors since July 2015. Mr. Shen started his own business in 2012 to open Jason Z. Shen CPA Firm, a local CPA accounting firm in the State of New York. From 2007 to 2012, Mr. Shen worked in the AIG Corporate Comptrollers in New York as a senior accountant. He worked in Alliance Building Services from 2006 to 2007. He was the accounting manager in Gandhi Engineering, Inc. from 1994 to 2001, and the accounting manager in Berger Lehman Associates, PC from 2001 to 2006. Mr. Shen has worked as the accounting manager in the New China News Agency Hong Kong Office (Now Liaison Office of the Central People’s Government in Hong Kong from 1982 to 1991. Mr. Shen graduated from Peking University with the Bachelor’s Degree in Economy in 1982 and Master’s Degree in Accounting from Binghamton University in 1993. He is the Certified Public Accountant licensed in the State of New York.

Eric Tao, Ph.D., 39, is a founding member of Keystone Ventures and since 2008 a partner of this leading venture capital firm in China focusing in technology investments. He has over 10 years of technology venture investment experience and five years of venture operations experience. His active investments include Borqs, Garena, Kuyun Interactive, Zebra, Wisjoy, InnoSpark, LP Amina, Lattice Power, China Eastern Clean Energy, Zhongte Logistics and Vega Interactive; while past investments included Greatwall Software, AMEC, TechFaith (NASDAQ: CNTF) and InvenSense (NASDAQ: INVN). Previously Dr. Tao worked as a founding member of the KPCB China Fund, covering mostly mobile internet and technology investments, and as an investment manager at Qualcomm Ventures, covering strategic investments globally. Dr. Tao was the co-founder and served as Vice President of Business Development of Clean Coal Energy in Silicon Valley. Dr. Tao received his B.S. degree from Tsinghua University, M.S. and Ph.D. degrees in engineering from Stanford University. He holds three international patents and two U.S. patents.

Joseph Wai Leung Wong, 61, has been a member of the Borqs’ board of directors since 2012. Mr. Wong has over 29 years of experience in cross border investments and business operations. Mr. Wong was Executive Director of Credit Agricole (Suisse) Hong Kong from 2006 to 2012. From 1988 to 2006, Mr. Wong was a partner in the Tax Department of Deloitte Touche Tohmatsu Hong Kong, serving high net worth clients on cross border investment tax planning, and advising on initial public offerings in Hong Kong. Mr. Wong is a member of the Cordlife Group Limited board of directors, where he is also Chairman of the Audit Committee and a member of the Remuneration Committee Mr. Wong received his Bachelor’s degree from the University of Calgary in Alberta, Canada, and is a member of Hong Kong Independent Non-Executive Director Association.

Classified Board of Directors

If the Charter Amendment Proposal is approved and our charter amended accordingly, following the consummation of the Business Combination our board of directors will be divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of shareholders) serving a three-year term.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent as long as we are not a controlled company. Even if we elect to be a controlled company, we anticipate that a majority of our board of directors will be independent as of the closing of the Business Combination. An “independent director” is defined under the Nasdaq rules generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Joseph Wai Leung Wong, Jason Zexian Shen, Honghui Deng, Eric Tao and Bill Huang are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Leadership Structure and Risk Oversight

The board of directors does not have a lead independent director. Upon consummation of the Business Combination, Pat Sek Yuen Chan will succeed Zhouhong Peng as our Chief Executive Officer and Mr. Chan will serve as Chairman of the Board.

Committees of the Board of Directors

The standing committees of our board of directors currently consists of an Audit Committee and a Compensation Committee.

Audit Committee

For information regarding the duties and responsibilities of the Audit Committee, see “Information About Pacific — Management — Audit Committee.”

Upon consummation of the Business Combination, our Audit Committee will consist of Mr. Huang, Mr. Shen and Mr. Wong (chairman of the committee), each of whom qualifies as an independent director under the Nasdaq listing rules. We believe that Mr. Wong qualifies as our “audit committee financial expert,” as such term is defined in Item 401(h) of Regulation S-K. Our board of directors has adopted a written charter for the Audit Committee, which will be available on our corporate website we expect to establish immediately following the consummation of the Business Combination. The information on our website is not part of this proxy statement.

Compensation Committee

For information regarding the duties and responsibilities of the Compensation Committee, see “Information About Pacific — Management — Compensation Committee.”

Upon consummation of the Business Combination, our Compensation Committee will consist of Mr. Huang, Mr. Shen (chairman of the committee, and Mr. Wong, each of who is an independent director under the Nasdaq listing rules. Our board of directors has adopted a written charter for the Compensation Committee, which will be available on our corporate website we expect to establish immediately following the consummation of the Business Combination. The information on our website is not part of this proxy statement.

Compensation Committee Interlocks and Insider Participation

As our committees are expected to be constituted after the Business Combination, no officer or employee served as a member of the Company’s Compensation Committee. None of our executive officers will serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or Compensation Committee.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our employees, including our chief executive officer, chief financial officer and principal accounting officer. Our Code of Ethics will be available on our corporate website we expect to establish immediately following the consummation of the Business Combination, which we expect to be [•] upon completion of the Business Combination. If we amend or grant a waiver of one or more of the provisions of our Code of Ethics, we intend to satisfy the requirements under Item 5.05 of Form 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Ethics that apply to our principal executive officer, principal financial officer and principal accounting officer by posting the required information on our website at the above address. Our website is not part of this proxy statement.

Director Compensation

Following the completion of the Business Combination, our compensation committee will determine the annual compensation to be paid to the members of our board of directors. Directors’ fees after the Business Combination have yet to be determined, but are expected to consist of two components: a cash payment and the issuance of restricted shares.

Executive Compensation

Overview

Following the closing of the Business Combination, the Company intends to develop an executive compensation program that is consistent with its existing compensation policies and philosophies, which are designed to align compensation with Borqs’ business objectives and the creation of shareholder value, while enabling Borqs to attract, motivate and retain individuals who contribute to the long-term success of Borqs.

Decisions on the executive compensation program will be made by the compensation committee, which will be established at the closing of the Business Combination. The following discussion is based on the present expectations as to the executive compensation program to be adopted by the compensation committee. The executive compensation program actually adopted will depend on the judgment of the members of the compensation committee and may differ from that set forth in the following discussion.

We anticipate that decisions regarding executive compensation will reflect our belief that the executive compensation program must be competitive in order to attract and retain our executive officers. We anticipate that the compensation committee will seek to implement our compensation policies and philosophies by linking a significant portion of our executive officers’ cash compensation to performance objectives and by providing a portion of their compensation as long-term incentive compensation in the form of equity awards.

We anticipate that compensation for our executive officers will have three primary components: base salary, an annual cash incentive bonus and long-term incentive compensation in the form of share-based awards.

Base Salary

It has been Borqs’ historical practice to assure that base salary is fair to the executive officers, competitive within the industry and reasonable in light of Borqs’ cost structure. Upon completion of the Business Combination, our compensation committee will determine base salaries and manage the base salary review process, subject to existing employment agreements.

Annual Bonuses

We intend to use annual cash incentive bonuses for the executive officers to tie a portion of their compensation to financial and operational objectives achievable within the applicable fiscal year. We expect that, near the beginning of each year, the Compensation Committee will select the performance targets, target amounts, target award opportunities and other term and conditions of annual cash bonuses for the executive officers, subject to the terms of any employment agreement. Following the end of each year, the Compensation Committee will determine the extent to which the performance targets were achieved and the amount of the award that is payable to the executive officers.

Share-Based Awards

We intend to use share-based awards to reward long-term performance of the executive officers. We believe that providing a meaningful portion of the total compensation package in the form of share-based awards will align the incentives of its executive officers with the interests of its shareholders and serve to motivate and retain the individual executive officers. Share-based awards will be awarded under the Incentive Plan, which has been adopted by Pacific’s board of directors and is being submitted to our shareholders for approval at the Meeting. For a description of the Incentive Plan, please see the section of this proxy statement under the heading “Incentive Plan Proposal.”

Employment Agreements

Please see “Borqs Executive and Director Compensation — Employment Agreements and Other Arrangements with Named Executive Officers” for a summary of the material terms of our executive officers’ employment agreements with us.

Other Compensation

The Company expects to continue to maintain various employee benefit plans, including medical, dental, life insurance and 401(k) plans, in which the executive officers will participate.

DESCRIPTION OF SECURITIES

We are a company incorporated in the British Virgin Islands as a BVI business company (company number 1880410) and our affairs are governed by our charter, the Companies Act and the common law of the British Virgin Islands. We are authorized to issue an unlimited number of both ordinary shares of no par value and preferred shares of no par value. The following description summarizes certain terms of our shares as set out more particularly in our charter. Because it is only a summary, it may not contain all the information that is important to you.

Units

Each unit consists of one ordinary share, one right and one warrant. Each right entitles the holder to receive one-tenth (1/10) of an ordinary share upon consummation of our initial business combination. Each warrant entitles the holder to purchase one half of one ordinary share exercisable at $12.00 per whole share. Pursuant to the warrant agreement with Continental Stock Transfer & Trust Company, our warrant agent, a warrantholder may exercise its warrants only for a whole number of shares. This means that only an even number of warrants may be exercised at any given time by a warrantholder. For example, if a warrant holder holds one warrant to purchase one-half of one share, such warrant shall not be exercisable. If a warrantholder holds two warrants, such warrants will be exercisable for one share.

Ordinary Shares

As of the date of this proxy statement, there were 7,065,379 ordinary shares outstanding. Under the Companies Act, the ordinary shares are deemed to be issued when the name of the shareholder is entered in our register of members. Our register of members is maintained by our transfer agent, Continental Stock Transfer & Trust Company. Our transfer agent has entered the name of Cede & Co. in our register of members as nominee for each of the respective public shareholders on the closing of the IPO. If (a) information that is required to be entered in the register of members is omitted from the register or is inaccurately entered in the register, or (b) there is unreasonable delay in entering information in the register, a shareholder of the company, or any person who is aggrieved by the omission, inaccuracy or delay, may apply to the British Virgin Islands Courts for an order that the register be rectified, and the court may either refuse the application or order the rectification of the register, and may direct the company to pay all costs of the application and any damages the applicant may have sustained.

At any general meeting on a show of hands every ordinary shareholder who is present in person (or, in the case of a shareholder being a corporation, by its duly authorized representative) or by proxy will have one vote for each share held on all matters to be voted on by shareholders. Voting at any meeting of the ordinary shareholders is by show of hands unless a poll is demanded. A poll may be demanded by shareholders present in person or by proxy if the shareholder disputes the outcome of the vote on a proposed resolution and the chairman shall cause a poll to be taken. Prior to the consummation of our initial business combination, the rights attaching to ordinary shares (including those provisions designed to provide certain rights and protections to our ordinary shareholders) may only be amended by the affirmative vote of the holders of at least 65% (or a simple majority if approved in connection with our initial business combination) of the votes of ordinary shares entitled to vote thereon which are present at the relevant meeting and are voted. Other provisions of our charter may be amended prior to the consummation of our initial business combination if approved by a majority of the votes of shareholders attending and voting on such amendment or by resolution of the directors. Following the consummation of, or in connection with, our initial business combination, the rights and obligations attaching to our ordinary shares and other provisions of our charter may be amended if approved by a majority of the votes of shareholders attending and voting on such amendment or by resolution of the directors. Our board of directors is presently divided into two classes, each of which will generally serve for a term of two years with only one class of directors being elected in each year. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors (provided, that, after the consummation of our initial business combination, holders of at least 50% of the shares so voted can remove a director with or without cause). Our shareholders are entitled to receive ratable dividends when, as and if declared by the board of directors out of funds legally available therefore.

Our charter requires us to provide our shareholders with the opportunity to redeem their shares upon the consummation of our initial business combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes payable), divided by the number of then outstanding public shares, subject to the limitations described herein and any limitations (including but not limited to cash requirements) agreed to in connection with the negotiation of terms of a proposed business combination. The amount in the trust account is

$10.40 per share. Our initial shareholders have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with the consummation of our initial business combination. We intend to obtain shareholder approval in connection with our initial business combination. If we so decide, we will, like many blank check companies, offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If we seek shareholder approval, we will consummate our initial business combination only if a majority of the votes of ordinary shareholders who being so entitled attend and vote at the general meeting are voted in favor of the business combination. However, the participation of our sponsor, officers, directors, advisors or their affiliates in privately-negotiated transactions (as described in this proxy statement), if any, could result in the approval of our initial business combination even if a majority of our public shareholders vote, or indicate their intention to vote, against such business combination. For purposes of seeking approval of the majority of our outstanding ordinary shares, non-votes will have no effect on the approval of our initial business combination once a quorum is obtained. We intend to give approximately 30 days (but not less than 10 days nor more than 60 days) prior written notice of any such meeting, if held, at which a vote shall be taken to approve our initial business combination.

Our initial shareholders have agreed to vote any shares they may hold in favor of our initial business combination. Each public shareholder may elect to redeem their public shares irrespective of whether they vote for or against the proposed transaction.

Pursuant to our charter, if we are unable to consummate our initial business combination by August 21, 2017 (unless such date is further extended by our shareholders), we will, as promptly as reasonably possible but not more than five business days thereafter, distribute the aggregate amount then on deposit in the trust account (less net interest earned thereon to pay dissolution expenses), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. This redemption of public shareholders from the trust account will be done automatically by function of our charter and prior to any formal voluntary liquidation of the company. Our Sponsor and initial shareholders have agreed to waive their right to receive liquidating distributions with respect to their founder shares if we fail to consummate our initial business combination by August 21, 2017. However, if our Sponsor or any of our officers, directors or affiliates acquire public shares in or after the IPO, they will be entitled to receive liquidating distributions with respect to such public shares if we fail to consummate our initial business combination within the required time period.

Our shareholders are entitled to receive ratable dividends when, as and if declared by the board of directors out of legally available funds. In the event of a liquidation or winding up of the company after our initial business combination, our shareholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of shares, if any, having preference over the ordinary shares. Our shareholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the ordinary shares, except that we will provide our shareholders with the redemption rights set forth above.

Founder Shares

The founder shares are identical to the other ordinary shares included in the units sold in the IPO, and holders of founder shares have the same shareholder rights as public shareholders, except that (i) the founder shares are subject to certain transfer restrictions, as described in more detail below, and (ii) our initial shareholders agreed (A) to waive their rights to liquidating distribution with respect to their founder shares and public shares in connection with the consummation of our initial business combination and (B) to waive their redemption rights with respect to their founder shares if we fail to consummate our initial business combination by August 21, 2017, although they will be entitled to redemption rights with respect to any public shares they hold if we fail to consummate our initial business combination within such time period. Our initial shareholders have agreed to vote any capital stock they may hold in favor of our initial business combination and our officers and directors have also agreed to vote any public shares purchased during or after the offering in favor of our initial business combination.

All of the founder shares outstanding have been placed in escrow with Continental Stock Transfer & Trust Company as escrow agent. Our initial shareholders have agreed not to transfer, assign or sell any of the founder shares (except to certain permitted transferees) until, with respect to 50% of the founder shares, the earlier of (i) one year after the date of the consummation of our initial business combination or (ii) the date on which the closing price of our ordinary shares equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination, with respect to the remaining 50% of the founder shares, upon one year after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Preferred Shares

Our charter authorizes the creation and issuance without shareholder approval of an unlimited number of preferred shares divided into five classes, Class A through Class E each with such further designation, rights and preferences as may be determined by a resolution of our board of directors to amend the charter to create such designations, rights and preferences. We have five classes of preferred shares to give us flexibility as to the terms on which each Class is issued. Unlike Delaware law, all shares of a single class must be issued with the same rights and obligations. Accordingly, starting with five classes of preference shares will allow us to issue shares at different times on different terms. Accordingly, our board of directors is empowered, without shareholder approval, to issue preferred shares with dividend, liquidation, redemption, voting or other rights, which could adversely affect the voting power or other rights of the holders of ordinary shares. These preferred shares could be utilized as a method of discouraging, delaying or preventing a change in control of us. However, the underwriting agreement prohibits us, prior to our initial business combination, from issuing preferred shares which participate in any manner in the proceeds of the trust account, or which vote as a class with the ordinary shares on our initial business combination.

No preferred shares are currently issued or outstanding. Although we do not currently intend to issue any preferred shares, we may do so in the future.

The rights of preferred shareholders, once the preferred shares are in issue, may only be amended by a resolution to amend our charter provided such amendment is also approved by a separate resolution of a majority of the votes of preferred shareholders who being so entitled attend and vote at the class meeting of the relevant preferred class. If our preferred shareholders want us to hold a meeting of preferred shareholders (or of a class of preferred shareholders), they may requisition the directors to hold one upon the written request of preferred shareholders entitled to exercise at least 30 percent of the voting rights in respect of the matter (or class) for which the meeting is requested. Under British Virgin Islands law, we may not increase the required percentage to call a meeting above 30 percent.

Under the Companies Act there are no provisions which specifically prevent the issuance of preferred shares or any such other “poison pill” measures. Our memorandum and articles of association also do not contain any express prohibitions on the issuance of any preferred shares. Therefore, the directors, without the approval of the holders of ordinary shares, may issue preferred shares that have characteristics that may be deemed anti-takeover. Additionally, such a designation of shares may be used in connection with plans that are poison pill plans. However, as noted above under the Companies Act, a director in the exercise of his powers and performance of his duties is required to act honestly and in good faith in what the director believes to be the best interests of the company.

Warrants

There are 6,281,875 Pacific warrants currently outstanding, of which 5,750,000 are public warrants and 531,875 are private warrants. Each public warrant entitles the registered holder to purchase one half of one ordinary share at a price of $12.00 per full share, subject to adjustment as discussed below, at any time commencing on the completion of an initial business combination. Pursuant to the warrant agreement, a warrantholder may exercise its warrants only for a whole number of shares. This means that only an even number of warrants may be exercised at any given time by a warrantholder. However, no public warrants will be exercisable for cash unless we have an effective and current registration statement covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to such ordinary shares. Notwithstanding the foregoing, if a registration statement covering the ordinary shares issuable upon exercise of the public warrants is not effective within 90 days from the consummation of our initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. If an exemption from registration is not available, holders will not be able to exercise their warrants on a cashless basis. The warrants will expire five years from the consummation of our initial business combination at 5:00 p.m., New York City time.

The private warrants are identical to the public warrants except that such private warrants will be exercisable for cash (even if a registration statement covering the ordinary shares issuable upon exercise of such warrants is not effective)

or on a cashless basis, at the holder’s option, and will not be redeemable by us, in each case so long as they are still held by the initial purchasers or their affiliates.

We may call the warrants for redemption (excluding the private warrants but including any outstanding warrants issued upon exercise of the unit purchase option issued to EarlyBirdCapital and/or its designees), in whole and not in part, at a price of $0.01 per warrant:

•         at any time while the warrants are exercisable,

•         upon not less than 30 days’ prior written notice of redemption to each warrant holder,

•         if, and only if, the reported last sale price of the ordinary shares equals or exceeds $18.00 per share, for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to warrant holders, and

•         if, and only if, there is a current registration statement in effect with respect to the ordinary shares underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

The right to exercise will be forfeited unless the warrants are exercised prior to the date specified in the notice of redemption. On and after the redemption date, a record holder of a warrant will have no further rights except to receive the redemption price for such holder’s warrant upon surrender of such warrant.

The redemption criteria for our warrants have been established at a price which is intended to provide warrant holders a reasonable premium to the initial exercise price and provide a sufficient differential between the then-prevailing share price and the warrant exercise price so that if the share price declines as a result of our redemption call, the redemption will not cause the share price to drop below the exercise price of the warrants.

If we call the warrants for redemption as described above, our management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” In such event, each holder would pay the exercise price by surrendering the warrants for that number of ordinary shares equal to the quotient obtained by dividing (x) the product of the number of ordinary shares underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the ordinary shares for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants. Whether we will exercise our option to require all holders to exercise their warrants on a “cashless basis” will depend on a variety of factors including the price of our ordinary shares at the time the warrants are called for redemption, our cash needs at such time and concerns regarding dilutive share issuances.

The warrants were issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval, by written consent or vote, of the holders of a majority of the then outstanding warrants in order to make any change that adversely affects the interests of the registered holders.

The exercise price and number of ordinary shares issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend, extraordinary dividend or our recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of ordinary shares at a price below their respective exercise prices.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified or official bank check payable to us, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of ordinary shares and any voting rights until they exercise their warrants and receive ordinary shares. After the issuance of ordinary shares upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by shareholders.

Except as described above, no public warrants will be exercisable and we will not be obligated to issue ordinary shares unless at the time a holder seeks to exercise such warrant, a prospectus relating to the ordinary shares issuable upon exercise of the warrants is current and the ordinary shares have been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of the warrant agreement, we have agreed to use our best efforts to meet these conditions and to maintain a current prospectus relating to the ordinary shares issuable upon exercise of the warrants until the expiration of the warrants. However, we cannot assure you that we will be able to do so and, if we do not maintain a current prospectus relating to the ordinary shares issuable upon exercise of the warrants, holders will be unable to exercise their warrants and we will not be required to settle any such warrant exercise. If the prospectus relating to the ordinary shares issuable upon the exercise of the warrants is not current or if the ordinary shares is not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside, we will not be required to net cash settle or cash settle the warrant exercise, the warrants may have no value, the market for the warrants may be limited and the warrants may expire worthless.

Warrant holders may elect to be subject to a restriction on the exercise of their warrants such that an electing warrant holder would not be able to exercise their warrants to the extent that, after giving effect to such exercise, such holder would beneficially own in excess of 9.8% of the ordinary shares outstanding.

No fractional shares will be issued upon exercise of warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round up or down to the nearest whole number the number of ordinary shares to be issued to the warrant holder.

In connection with the Business Combination, holders of issued and outstanding Borqs warrants will receive Replacement Warrants exercisable for an aggregate of 344,559 of our ordinary shares, which will be subject to substantially the same terms and conditions set forth in our public warrants issued as part of the units in our initial public offering as described above, except that the number of shares and exercise price thereunder will be based on the number of Borqs ordinary shares and exercise price under the applicable Borqs warrant, with each equitably adjusted as described herein.

Rights

Each holder of a right will be entitled to receive one-tenth (1/10) of one ordinary share upon consummation of our initial business combination, even if the holder of such right redeemed all ordinary shares held by him, her or it in connection with the initial business combination or an amendment to our charter with respect to our pre-business combination activities. No additional consideration will be required to be paid by a holder of rights in order to receive his, her or its additional ordinary shares upon consummation of an initial business combination as the consideration related thereto has been included in the unit purchase price paid for by investors in the IPO. The shares issuable upon return of the rights will be freely tradable (except to the extent held by affiliates of ours).

If we enter into a definitive agreement for a business combination in which we will not be the surviving entity, the definitive agreement will provide for the holders of rights to receive the same per share consideration the holders of the ordinary shares will receive in the transaction on an as-converted into ordinary shares basis, and each holder of a right will be required to affirmatively convert his/her or its rights in order to be entitled to receive the 1/10 of an ordinary share underlying each right (without paying any additional consideration) upon consummation of the business combination. More specifically, the rights holder will be required to indicate his, her or its election to convert the rights into underlying shares as well as to return the original rights certificates to us.

If we are unable to complete an initial business combination within the required time period and we liquidate the funds held in the trust account, holders of rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from our assets held outside of the trust account with respect to such rights, and the rights will expire worthless.

As soon as practicable upon the consummation of our initial business combination, we will direct registered holders of the rights to return their rights to our rights agent. Upon receipt of the rights, the rights agent will issue to the registered holder of such right(s) the number of full ordinary shares to which he, she or it is entitled. We will notify registered holders of the rights to deliver their rights to the rights agent promptly upon consummation of such business combination and have been informed by the rights agent that the process of returning rights for ordinary shares should take no more than a matter of days.

The foregoing return of rights is solely ministerial in nature and is not intended to provide us with any means of avoiding our obligation to issue shares for rights upon consummation of our initial business combination. Other than confirming that the rights delivered by a holder are valid, we will have no ability to avoid delivery of shares for rights.

Nevertheless, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of an initial business combination. Additionally, in no event will we be required to net cash settle the rights. Accordingly, the rights may expire worthless. Although a company incorporated in the British Virgin Islands may issue fractional shares, it is not our intention to issue any fractional shares. In the event that any holder would otherwise be entitled to any fractional share for his, her or its rights, the holder’s entitlement will instead be rounded down to the nearest whole share (in effect extinguishing any fractional entitlement), and no “in lieu cash payment” or other compensation will be made to the holder in respect of the extinguished fractional entitlement. As a result, holders of rights will receive no value for whatever number of their rights would entitle them at the closing of the Business Combination to a fractional share only.

Purchase Option

We have sold to EarlyBirdCapital (and/or its designees) an option to purchase up to 400,000 units at $10.00 per unit. The units issuable upon exercise of this option are identical to the public units, except that since the option is not exercisable until at the earliest the consummation of a business combination, and the rights will result in the offering of ordinary shares upon consummation of a business combination, the option will effectively represent the right to purchase up to 440,000 ordinary shares (which includes the 40,000 ordinary shares issuable for the rights included in the units) and 400,000 warrants to purchase 200,000 full shares.

The purchase option may be exercised for cash or on a cashless basis, at the holder’s option, at any time during the period commencing on the later of October 14, 2016 (the first anniversary of the effective date of the registration statement filed in connection with the IPO) and the closing of our initial business combination and terminating on the fifth anniversary of such effectiveness date. Notwithstanding anything to the contrary, neither the option nor the warrants underlying the option shall be exercisable after October 14, 2020, the five year anniversary of the effective date of the IPO registration statement. The option grants to holders demand and “piggy back” rights for periods of five and seven years, respectively, from October 14, 2015 (the effective date of the IPO registration statement) with respect to the registration under the Securities Act of the securities directly and indirectly issuable upon exercise of the option. We will bear all fees and expenses attendant to registering the securities, other than underwriting commissions, which will be paid for by the holders themselves. The exercise price and number of units issuable upon exercise of the option may be adjusted in certain circumstances including in the event of a stock dividend, or our recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances of ordinary shares at a price below its exercise price. We will have no obligation to net cash settle the exercise of the purchase option or the rights or warrants underlying the purchase option. The holder of the purchase option will not be entitled to exercise the purchase option or the warrants underlying the purchase option unless a registration statement covering the securities underlying the purchase option is effective or an exemption from registration is available. If the holder is unable to exercise the purchase option or underlying warrants, the purchase option or warrants, as applicable, will expire worthless.

Options Issued under the Borqs 2007 Global Share Plan

In connection with the Business Combination, we will assume the obligations under options held by holders of issued and outstanding Borqs options, including the applicable provisions of the 2007 Global Share Plan (the “2007 Plan”) under which such options were issued), except that the number of shares and exercise price thereunder will be based on the number of Borqs ordinary shares and exercise price under the Borqs option, with each equitably adjusted as described above to be exercisable for our ordinary shares.

As of the date of this proxy, [•] shares (equitably adjusted as described above) are outstanding under the 2007 Plan with an exercise price per share from $[•] to $[•] (as equitably adjusted as described above). In connection with the Business Combination and upon the adoption of the Borqs 2017 Incentive Plan as described in the Incentive Plan Proposal, no further equity grants will be made under the 2007 Plan.

Award Agreements. All options under the 2007 Plan are evidenced by an option award agreement, which sets forth the terms and conditions of the award, including the vesting schedule, which shall be consistent with the 2007 Plan.

Term of Awards. The term of option awards granted under the 2007 Plan is ten years.

Transferability. Unless otherwise provided in the award agreement, the 2007 Plan does not allow for the transfer of options other than by will or the laws of descent and distribution and options may be exercised during the lifetime of the optionee only by the optionee or the optionee’s guardian or legal representative.

Governing Law and Compliance with Law. The 2007 Plan and options granted under it are governed by and construed in accordance with the laws of the Cayman Islands. Shares will not be issued upon exercise of an option unless the issuance is permitted by applicable law.

Dividends

We have not paid any cash dividends on our shares of ordinary share to date and do not intend to pay cash dividends prior to the completion of our initial business combination. While the Company intends to pay quarterly cash dividends following the consummation of the Business Combination, such dividends will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of our initial business combination. The payment of any dividends subsequent to our initial business combination will be within the discretion of our then board of directors.

Insider Units

The insider units (including the warrants or ordinary shares issuable underlying the rights or upon exercise of the warrants) will not be transferable, assignable or salable until after the completion of our initial business combination (except, among other limited exceptions as described under “Beneficial Ownership of Securities,” to our officers and directors and other persons or entities affiliated with our Sponsor) and they will not be redeemable by us so long as they are held by members of our Sponsor or their permitted transferees. Otherwise, the insider units have terms and provisions that are identical the units sold in the IPO except the warrants included in the insider units will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees. If the warrants included in the insider units are held by holders other than the holders who purchased insider units or their permitted transferees, the warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the units sold in the IPO. The price of the insider units was determined in negotiations between our Sponsor and the underwriter for the IPO, with reference to the prices paid by initial shareholders for such rights and warrants in special purpose acquisition companies, which recently consummated their initial public offerings prior to the IPO.

Our Transfer Agent, Warrant Agent, and Right Agent

The transfer agent for our ordinary shares, warrant agent for our warrants, and right agent for our rights is Continental Stock Transfer & Trust Company.

Memorandum and Articles of Association

Our memorandum and articles of association became effective under the laws of the British Virgin Islands on July 1, 2015 and was amended and restated on each of October 14, 2015 and April 19, 2017. As set forth in the memorandum of association, the objects for which are established are unrestricted and we shall have full power and authority to carry out any object not prohibited by the Companies Act or as the same may be revised from time to time, or any other law of the British Virgin Islands.

Our charter contains provisions designed to provide certain rights and protections to our ordinary shareholders prior to the consummation of our initial business combination. These provisions cannot be amended without the approval of 65% (or 50% if approved in connection with our initial business combination) of our outstanding ordinary shares attending and voting on such amendment. Our initial shareholders and affiliates, who beneficially own 27.4% of our ordinary shares, will participate in any vote to amend our charter and (subject to separate contractual agreement) will have the discretion to vote in any manner they choose. Prior to our initial business combination, if we seek to amend any provisions of our charter relating to shareholders’ rights or pre-business combination activity, we will provide dissenting public shareholders with the opportunity to redeem their public shares in connection with any such vote on any proposed amendments to our charter. We and our directors and officers have agreed not to propose any amendment to our charter that would affect the substance and timing of our obligation to redeem our public shares if we are unable to consummate our initial business combination by August 21, 2017. Our initial shareholders have agreed to waive any redemption rights with respect to any capital stock they may hold in connection with any vote to amend our charter prior to our initial business combination.

Specifically, our charter provides, among other things, that:

•         If we are unable to consummate our initial business combination by August 21, 2017, we will, as promptly as reasonably possible but not more than five business days thereafter, distribute the aggregate amount then on deposit in the trust account (less net interest earned thereon to pay dissolution expenses), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. This redemption of public shareholders from the trust account shall be done automatically by function of our charter and prior to commencing any voluntary liquidation; and

•         except in connection with the consummation of our initial business combination, prior to our initial business combination, we may not issue additional shares that would entitle the holders thereof to (i) receive funds from the trust account or (ii) vote on any initial business combination;

•         although we do not intend to enter into our initial business combination with a target business that is affiliated with our Sponsor, our directors or officers, we are not prohibited from doing so. In the event we enter into such a transaction, we, or a committee of independent directors, will obtain an opinion from an independent investment banking firm that is a member of FINRA that such our initial business combination is fair to our shareholders from a financial point of view; and

•         we will not effectuate our initial business combination with another blank check company or a similar company with nominal operations.

In addition, our charter provides that under no circumstances will we redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.

Changes in Authorized Shares

We are authorized to issue an unlimited number of shares, which will have rights, privileges, restrictions and conditions attaching to them as the shares in issue. We may by resolution of directors or shareholders:

•         consolidate and divide all or any of our unissued authorized shares into shares of larger or smaller amount than our existing shares;

•         cancel any ordinary shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person; or

•         create new classes of shares with preferences to be determined by resolution of the board of directors to amend the charter to create new classes of shares with such preferences at the time of authorization, although any such new classes of shares, with the exception of the preferred shares, may only be created with prior shareholder approval (which may also be required on a class by class basis).

Pre-emption Rights

There are no pre-emption rights applicable to the issuance of new shares under our memorandum and articles of association.

Variation of Rights of Shares

As permitted by the Companies Act and our charter, we may vary the rights attached to any class of shares only with: (i) in the case of the ordinary shares prior to our initial business combination, the consent of not less than 65% (or 50% if for the purposes of approving, or in connection with, the consummation of our initial business combination) of the votes of shareholders who are in attendance and vote at a meeting, or (ii) in the case of the preferred shares, 50% of the votes of shareholders who being so entitled attend and vote at a meeting of such shares, except, in each case where a greater majority is required under our charter or the Companies Act, provided that that for these purposes the designation or issue of the preferred shares with rights and privileges ranking in priority to an existing class of shares is deemed not to be a variation of the rights of such existing class and may in accordance with our charter be effected by resolution of directors without shareholder approval.

Rule 144

Pursuant to Rule 144, a person who has beneficially owned restricted ordinary shares, rights or warrants for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the three months preceding, a sale and (ii) we are subject to the Exchange Act periodic reporting requirements for at least three months before the sale and have filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months (or such shorter period as we were required to file reports) preceding the sale.

Persons who have beneficially owned restricted ordinary shares, rights or warrants for at least six months but who are our affiliates at the time of, or at any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:

•         1% of the total number of ordinary shares then outstanding; or

•         the average weekly reported trading volume of the ordinary shares during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

Sales by our affiliates under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about us.

For purposes of the six-month holding period requirement of Rule 144, a person who beneficially owns restricted ordinary shares issued pursuant to a cashless exercise of a warrant shall be deemed to have acquired such shares, and the holding period for such shares shall be deemed to have commenced on the date the warrant was originally issued.

Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies

Rule 144 is not available for the resale of securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:

•         the issuer of the securities that was formerly a shell company has ceased to be a shell company;

•         the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

•         the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and

•         at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company (which, in our case, is likely to occur one year after the filing of the definitive proxy statement relating to the Business Combination).

As of the date of this proxy statement, we had 7,065,379 ordinary shares outstanding. Of these shares, the 5,096,004 shares sold in our IPO are freely tradable without restriction or further registration under the Securities Act, except for any shares purchased by one of our affiliates within the meaning of Rule 144 under the Securities Act. All of the 1,437,500 founder shares owned by our Sponsor and independent directors and 531,875 shares sold as part of units in a private placement consummated simultaneously with the IPO (including units issued in connection with the underwriters’ exercise of their over-allotment option) are restricted securities under Rule 144, in that they were issued in private transactions not involving a public offering.

As of the date of this proxy statement, there are 6,281,875 Pacific warrants outstanding, consisting of 5,750,000 public warrants originally sold as part of units in Pacific’s IPO and 531,875 warrants sold as part of the private units in the private placement consummated simultaneously with Pacific’s IPO. Each warrant is exercisable for one-half of one ordinary share, in accordance with the terms of the warrant agreement governing the warrants. 5,750,000 of these warrants are public warrants and are freely tradable. In addition, we will be obligated to file as soon as practicable after the closing of the Business Combination a registration statement under the Securities Act covering the 2,875,000 ordinary shares that may be issued upon the exercise of the public warrants and cause such registration statement to become effective and maintain the effectiveness of such registration statement until the expiration of the warrants. If such registration is not effective within 90 days from the closing of the Business Combination, and during any period when we shall have failed to maintain an effective registration statement, the warrants will be exercisable on a cashless basis to the extent such exercise is made pursuant to an available exemption from registration under the Securities Act.

Registration Rights

The holders of the 1,935,171 founder shares and private units (and underlying securities) have registration rights pursuant to a registration rights agreement signed in connection with our IPO. At any time on or after (i) with respect to the private units (and underlying securities), the date that we consummate an initial business combination, or (ii) with respect to the founder shares, three months prior to the expiration of any applicable lock-up period, holders of a majority-in-interest of these securities are entitled to make up to three demands, excluding short form registration demands, that we register such securities for sale under the Securities Act. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of our initial business combination. Notwithstanding the foregoing, in the event the closing price of our ordinary shares equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination, 50% of the founder shares shall be released from the lock-up, and the remaining 50% of the founder shares shall be released from the lock-up one year after the completion of our initial business combination. In addition, our Sponsor (and/or its designees) and EarlyBirdCapital (and/or its designees) have agreed not to, subject to certain limited exceptions, transfer, assign or sell any of the private units and warrants until after the completion of our initial business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

We have agreed that as soon as practicable after the closing of our initial business combination, we will use our best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the ordinary shares issuable upon exercise of the public warrants. We will use our best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the public warrants in accordance with the provisions of the warrant agreement. Notwithstanding the foregoing, if a registration statement covering the ordinary shares issuable upon exercise of the public warrants is not effective within 90 days from the closing of our initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. If an exemption from registration is not available, holders will not be able to exercise their warrants on a cashless basis.

Pacific, the Sellers and warrantholders and the Purchaser Representative will enter into a registration rights agreement upon consummation of the Business Combination. For information regarding this registration rights agreement, see “Business Combination Proposal — Related Agreements — Registration Rights Agreement.” Additionally, in connection with the Backstop and Subscription Agreement, Pacific and the Backstop Commitment Investor will enter into a registration rights agreement with respect to the Backstop Commitment Shares and the shares purchased in connection with the Backstop and Subscription Agreement.  For more information, see “Business Combination Proposal — Related Agreements — Backstop and Subscription Agreement.”

Listing of Securities

We have applied to continue the listing of our ordinary shares and warrants on the Nasdaq Capital Market under the symbols “BRQS” and “BRQSW,” respectively, upon the closing of the Business Combination.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information known to the Company regarding (i) the actual beneficial ownership of our ordinary shares as of the record date (pre-Business Combination) and (ii) expected beneficial ownership of our ordinary shares immediately following consummation of the Business Combination (post-Business Combination), assuming that no securities of the Company are purchased or sold after the record date, and that no public shares of the Company are redeemed, and alternatively that the maximum number of public shares of the Company are redeemed, by:

•         each person who is, or is expected to be, the beneficial owner of more than 5% of the outstanding ordinary shares;

•         each of our current executive officers and directors;

•         each person who will become a named executive officer or director of the Company post-Business Combination; and

•         all executive officers and directors of the Company as a group pre-Business Combination and post-Business Combination.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The expected beneficial ownership of our ordinary shares pre-Business Combination is based on 7,065,379 ordinary shares issued and outstanding as of the record date.

The expected beneficial ownership percentages set forth in the table below with respect to Pacific following the Business Combination assume the automatic conversion of 6,281,875 Pacific rights into approximately 628,187 ordinary shares at the closing of the Business Combination and the issuance of 2,352,285 Backstop Guarantee Shares for which the Sponsor will be entitled to vote while held in escrow, but do not take into account: (i) any warrants, options, convertible debt or other convertible securities issued and outstanding as of the date hereof (see the section entitled “Summary Term Sheet” for a discussion of all Pacific securities that are currently outstanding); (ii) any valuation adjustments to the number of Merger Consideration Shares that will be issued to the Sellers other than those disclosed in the unaudited pro forma financial statements included in this proxy statement; (iii) the issuance of 1,493,869 Merger Consideration Shares which could potentially be Net Income Shares to be issued to Sellers but held in escrow and subject to forfeiture; (iv) any Assumed Options and Replacement Warrants to be issued following the Business Combination; or (v) any shares that may be purchased in connection with the Backstop Commitment. If the actual facts are different than these assumptions (which they are likely to be), the percentage ownership retained by Pacific’s existing shareholders in Pacific will be different.

The expected beneficial ownership with respect to the Sellers following the Business Combination presented below assumes (i) that, based on the unaudited pro forma financial statements included in this proxy statement, the adjusted equity valuation is $270,182,000 as of the closing, (ii) the issuance of the Indemnity Escrow Shares to the Sellers, (iii) the issuance of 2,352,285 Earnout Shares to the Sponsor, and (iv) the automatic conversion of 6,281,875 Pacific rights into ordinary shares at the closing of the Business Combination. The number of Merger Consideration Shares that will be issued to the Sellers will be subject to adjustments based on the adjusted equity valuation of Borqs as of the Closing, but do not take into account Replacement Warrants to purchase up to 344,559 shares of the combined entity’s ordinary shares following the Business Combination.

The expected beneficial ownership of ordinary shares post-Business Combination assuming none of our public shares are redeemed has been determined based upon the following: (i) no Pacific shareholder has exercised its redemption rights to receive cash from the trust account in exchange for its Pacific ordinary shares and we have not issued any additional ordinary shares and (ii) there will be an aggregate of 32,178,735 ordinary shares issued and outstanding at closing.

The expected beneficial ownership of ordinary shares post-Business Combination assuming 2,796,929 public shares have been redeemed has been determined based on the following: (i) Pacific shareholders (other than the shareholders listed in the table below) have exercised their redemption rights with respect to 2,796,929 ordinary shares and (ii) there will be an aggregate of 29,381,806 ordinary shares issued and outstanding at closing.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

	Before the Business Combination		After the Business Combination
			Assuming No Redemption			Assuming Redemption of 2,811,852 Shares*
	Number of Shares	%	Number of Shares		%	Number of Shares	%
Name and Address of Beneficial Owners(1)
Zhengqi International Holding Limited (our Sponsor)(2)	1,495,171	21.2	3,897,223	(3)	11.9	3,897,223	13.3
Jian Tu(2)	150,000	2.1	150,000		*	150,000	*
Zhouhong Peng	80,000	1.1	80,000		*	80,000	*
David Boris	60,000	*	60,000		*	60,000	*
Yaqi Feng	60,000	*	60,000		*	60,000	*
Guoxiong Luo	30,000	*	30,000		*	30,000	*
Jason Zexian Shen	30,000	*	30,000		*	30,000	*
Honghui Deng	30,000	*	30,000		*	30,000	*
Polar Asset Management Partners Inc.(4)	530,330	7.5	530,330		1.7	530,330	1.8
AQR Capital Management, LLC(5)	415,000	5.9	415,000		1.3	415,000	1.4
Woodland Partners(6)	399,342	5.7	399,342		1.2	399,342	1.4
Davidson Kempner Partners(7)	416,800	5.9	416,800		1.3	416,800	1.4
All directors and officers as a group (Pre-Business Combination) (7 persons)	440,000	6.2	440,000		1.4	440,000	1.5
Pat Sek Yuen Chan(8)(9)	—	—	1,241,520		3.3	1,241,520	3.6
Bill Huang	—	—	—		—	—	—
Eric Tao	—	—	—		—	—	—
Joseph Wai Leung Wong(8)	—	—	—		—	—	—
Bob Li, Ph.D. (8)(10)	—	—	519,506		1.4	519,506	1.5
Anthony K. Chan(8)(11)	—	—	126,391		*	126,391	*
All directors and officers as a group (Post-Business Combination) (13 persons)(12)	—	—	2,433,637		6.4	2,433,637	7.0
Asset Horizon International Limited(13)	—	—	4,454,638		12.0	4,454,638	13.2
Keytone Ventures, L.P.(14)	—	—	4,094,428		11.0	4,094,428	12.1
GSR Entities(15)	—	—	3,530,284		9.5	3,530,284	10.4
Intel Capital Corporation(16)	—	—	5,043,623		13.5	5,043,623	14.9
Norwest Venture Partners X, L.P.(17)	—	—	4,490,412		12.1	4,490,412	13.3

____________

*         Less than one percent

(1)      Unless otherwise indicated, the business address of each of the individuals is 855 Pudong South Road, The World Plaza, 27th Floor, Pudong, Shanghai, China.

(2)      Our sponsor is a wholly-owned indirect subsidiary of Pacific Securities Capital Management Co. Ltd., a company incorporated in the People’s Republic of China, which, in turn, is a wholly owned subsidiary of Pacific Securities Co. Ltd., a company incorporated in the People’s Republic of China, in which our Chairman, Mr. Tu, serves as a director and as Chairman of the Strategic Planning Committee and Mr. Luo, one of our directors, serves as Assistant Chairman and the Head of Global Business Department.

(3)      Includes: (i) 49,767 ordinary shares to be issued upon the automatic conversion of 497,671 rights, and (ii) 2,352,285 Backstop Guarantee Shares for which the Sponsor will be entitled to vote while held in escrow.

(4)      According to a Schedule 13G/A filed with the SEC on January 10, 2017 on behalf of Polar Asset Management Partners Inc., a Canadian corporation (“Polar”). Polar serves as the investment manager to Polar Multi Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”), and has voting and dispositive power with respect to such shares, which are directly held by PMSMF. The business address of this shareholder is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.

(5)      According to a Schedule 13G filed with the SEC on February 16, 2016 on behalf of AQR Capital Management, LLC, a wholly owned subsidiary of AQR Capital Management Holdings, LLC. The business address of this shareholder is 2 Greenwich Plaza, Greenwich, Connecticut 06830.

(6)      According to a Schedule 13G/A filed with the SEC on February 10, 2017 on behalf of Woodland Partners, Barry Rubenstein, Marilyn Rubenstein, Woodland Venture Fund and Woodland Services Corp. Barry Rubenstein is a general partner of Woodland Partners and Woodland Venture Fund, and an officer and director of Woodland Services Corp. Marilyn Rubenstein is a general partner of Woodland Partners and an officer of Woodland Services Corp. Mr. Rubenstein is the husband of Marilyn Rubenstein. The business address of these shareholders is 68 Wheatley Road, Brookville, New York 11545.

(7)      According to a Schedule 13G/A filed with the SEC on February 9, 2017 on behalf of Davidson Kempner Partners, Davidson Kempner Institutional Partners, L.P., Davidson Kempner International Ltd., Davidson Kempner Capital Management LP, Thomas L. Kempner, Jr. and Robert J. Brivio, Jr. Mr. Kempner and Mr. Brivio are responsible for the voting and investment decisions relating to the securities held by such reporting persons. The business address of these shareholders is 520 Madison Avenue, 30th Floor, New York, New York 10022.

(8)      The business address is Tower A, Building B23, Universal Business Park, No. 10 Jiuxiangqiao Road, Chaoyang District, Beijing 100015, China.

(9)      Includes 927,126 ordinary shares of the Company to be issued in exchange for cancellation of 8,000,000 ordinary shares and 741,295 Series D Preferred Shares of Borqs International at the closing of the Business Combination and 314,394 ordinary shares of the Company subject to Assumed Options that are exercisable within 60 days of the date of this proxy statement.

(10)   Includes 449,843 ordinary shares of the Company to be issued in exchange for cancellation of 3,500,000 ordinary shares and 741,295 Series D Preferred Shares of Borqs International at the closing of the Business Combination and 69,663 ordinary shares of the Company subject to Assumed Options that are exercisable within 60 days of the date of this proxy statement.

(11)   Includes 15,909 ordinary shares of the Company to be issued in exchange for cancellation of 150,000 ordinary shares of Borqs International at the closing of the Business Combination and 110,482 ordinary shares of the Company subject to Assumed Options that are exercisable within 60 days of the date of this proxy statement

(12)   Includes 1,597,727 ordinary shares of the Company to be issued in exchange for cancellation of ordinary shares of Borqs International at the Closing of the Business Combination and 835,910 ordinary shares subject to Assumed Options that are exercisable within 60 days of the date of this proxy statement held by all of our directors and executive officers as a group after the Business Combination.

(13)   Includes 4,454,638 ordinary shares of the Company to be issued in exchange for cancellation of 40,000,000 ordinary shares and 2,000,000 Series A Preferred Shares of Borqs International at the closing of the Business Combination. Fung Bik Wah is the sole director of Asset Horizon International Limited and is deemed as to have voting and dispositive control over shares held by of record by Asset Horizon International Limited. The business address of Asset Horizon International Limited is Unit C, 8/F, Jonsim Place, 228 Queen’s Road East, Hong Kong.

(14)   Includes 4,094,428 ordinary shares of the Company to be issued in exchange for cancellation of 15,000,000 Series A Preferred Shares, 16,666,667 Series B Preferred Shares, 5,454,545 Series C Preferred Shares and 1,482,590 Series D preferred Shares of Borqs International (treated on an as converted to ordinary share basis) at the closing of the Business Combination. The management company of Keytone Ventures L.P. is Keytone Capital Advisors, Ltd. Joe Zhou is the sole director of Keytone Capital Advisors, Ltd. Joe Zhou exercises voting and investment power over the shares held of record by Keytone Ventures L.P. and disclaims beneficial ownership of such shares except to the extent of such individual’s proportionate pecuniary interest therein. The address of Keytone Ventures L.P. is [*]. L.P. is PO Box 309, Ugland House, Grand Cayman, KY-1104, Cayman Islands.

(15)   Includes 3,326,819 ordinary shares of the Company to be issued to GSR Ventures II, L.P. in exchange for cancellation of its 13,962,264 Series A Preferred Shares, 15,723,271 Series B Preferred Shares and 1,680,961 Series C Preferred Shares of Borqs International, 199,609 ordinary shares of the Company to be issued to GSR Associates II, L.P. in exchange for cancellation of its 837,736 Series A Preferred Shares, 943,396 Series B Preferred Shares and 100,858 Series C Preferred Shares of Borqs International and 3,856 ordinary shares of the Company to be issued to Banean Holdings Ltd. in exchange for cancellation of its 36,363 Series C Preferred Shares of Borqs International owned by Banean Holdings Ltd., all treated on an as converted to ordinary share basis, at the closing of the Business Combination. GSR Ventures II, L.P., GSR Associates II, L.P. and Banean Holdings Ltd. are collectively referred to as GSR Entities. The general partner of each of GSR Entities is GSR Partners II, L.P., whose general partner is GSR Partners II, Ltd., a company incorporated in the Cayman Islands, which is owned by Richard Lim, James Ding, Ryann Yap, Alexander Pan and Kevin Fong. Each of these individuals exercise shares voting and investment power over the shares held of record by GSR Ventures II, L.P. and GSR Associates II, L.P. and disclaims beneficial ownership of such shares except to the extent of such individual’s proportionate pecuniary interest therein. The business address of GSR Entities is Floor 4, Willow House, Cricket Square, Grand Cayman KY1-9010, Cayman Islands.

(16)   Includes 5,043,623 ordinary shares of the Company to be issued in exchange for cancellation of 32,727,272 Series C Preferred Shares and 14,825,902 Series D Preferred Shares of Borqs International (treated on an as converted to ordinary share basis) at the closing of the Business Combination. Intel Corporation, a publicly-listed corporation is the parent company of Intel Capital Corporation and is deemed as to have voting and dispositive control over shares held by Intel Capital Corporation. Wendell Brooks, Robert Swan and Susie Giordano may be deemed to share voting power and investment power with respect to the shares held by Intel Corporation and Intel Capital Corporation. Each individual listed herein disclaims beneficial ownership with respect to all such shares except to the extent of his or her pecuniary interest therein. The business address of Intel Corporation and Intel Capital Corporation is 2200 Mission College Blvd., M/S RNB 6-59, Santa Clara, California 95054.

(17)   Includes 4,490,412 ordinary shares of the Company to be issued in exchange for cancellation of 30,952,381 Series B Preferred Shares, 5,454,545 Series C Preferred Shares and 5,930,361 Series D Preferred Shares of Borqs International (treated on an as converted to ordinary share basis) at the closing of the Business Combination. The general partner of Norwest Venture Partners X, LP is Genesis VC Partners X, LLC. The managing member of Genesis VC Partners X, LLC is NVP Associates, LLC and Promod Haque, Jeffrey Crowe and Matthew Howard are the Co-CEOs of NVP Associates, LLC. Each of these individuals exercises shared voting and investment power over the shares held of record by Norwest Venture Partners X, LP and disclaims beneficial ownership of such shares except to the extent of such individual’s proportionate pecuniary interest therein. The business address of Norwest Venture Partners X, LP is 525 University Avenue, # 800, Palo Alto, CA 94301-1903. Ca. 94301-1903.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Pacific Related Person Transactions

In July 2015, we issued an aggregate of 1,437,500 founder shares to our initial shareholders for an aggregate purchase price of $25,000 in cash, or approximately $0.017 per share. On or about August 3, 2015, our sponsor transferred an aggregate of 410,000 ordinary shares to the members of our board of directors (other than Mr. Shen, who purchased 30,000 ordinary shares directly from us) and our Chief Executive Officer and Chief Operating Officer. All of the founder shares were placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, at the time of our IPO.

Our initial shareholders have agreed not to transfer, assign or sell any of the founder shares (except to certain permitted transferees as described below) until, with respect to 50% of the founder shares, the earlier of (i) one year after the date of the consummation of our initial business combination or (ii) the date on which the closing price of our ordinary shares equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination, with respect to the remaining 50% of the founder shares, upon one year after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Our sponsor purchased an aggregate of 497,671 insider units in a private placement that closed simultaneously with the closing of our initial public offering and the closing of the over-allotment option for our IPO. Our sponsor has agreed not to transfer, assign or sell any of the ordinary shares included in the insider units and the respective ordinary shares underlying the rights and the warrants included in the insider units until after the completion of our initial business combination.

Our Chairman agreed, through the earlier of our consummation of our initial business combination and our liquidation, to make available to us, through one of his affiliates, office space, utilities and secretarial and administrative services, as we may require from time to time. We have agreed to pay an affiliate of our Chairman $10,000 per month for these services. We believe, based on rents and fees for similar services in the Shanghai area, that the fee charged by our Chairman is at least as favorable as we could have obtained from an unaffiliated person.

We pay each of our independent directors an annual retainer of $30,000 (to be prorated for a partial term), payable in arrears commencing on October 20, 2016 and ending on the earlier of the consummation of our initial business combination and our liquidation. Our Sponsor paid Mr. Boris, one of our directors, a $50,000 consulting fee as compensation for advisory services provided by Mr. Boris to our sponsor prior to our initial public offering in connection with selecting potential underwriters, attorneys, accountants and other necessary professionals for such offering.

Additionally, on January 10, 2017, we entered into an agreement (the “Director’s Agreement”) to pay Mr. Boris certain additional fees to act a special director to our board of directors in our efforts in closing the Business Combination. Such agreement is effective December 23, 2016 and will continue until the earlier of (i) April 20, 2017, (ii) the closing date of the Business Combination or (iii) Mr. Boris’ resignation or removal as a director of the board or until his successor is duly elected and qualified. The Company will pay Mr. Boris a cash fee of $50,000 payable as follows: (i) $10,000 paid upon execution of the Director’s Agreement, and (ii) thereafter, $10,000 to be paid on a monthly basis; provided, that if any portion of the cash fee remains unpaid at the time the Business Combination is consummated, all such unpaid amounts will be paid at the closing of the Business Combination. As additional compensation, as of December 23, 2016, our Sponsor sold Mr. Boris 80,000 shares of Pacific’s ordinary shares at a purchase price of $0.017 per share, provided, that a portion of the such shares are subject to forfeiture in the event that the Director’s Agreement is terminated for any reason prior to the date of consummation of the Merger (the “Separation Event”) as follows: (i) 75% will be forfeited if a Separation Event occurs before the one month anniversary of the date of the Director’s Agreement; (ii) 50% will be forfeited if a Separation Event occurs on or after the one month anniversary of the Director’s Agreement and prior to the two month anniversary of the Director’s Agreement; (iii) 25% will be forfeited if a Separation Event occurs on or after the three month anniversary of the Director’s Agreement and prior to the four month anniversary of the Director’s Agreement; and (iv) no shares will be forfeited from and after the four month anniversary of the Director’s Agreement.

Other than the $10,000 per-month administrative fee, the $30,000 annual retainer payments and director fees to our independent directors, all as described above, and reimbursement of any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, no compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to our Sponsor, officers or directors, or to any of their respective affiliates, prior to or with respect to our initial business combination (regardless of the type of transaction that it is). Our independent directors review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and are responsible for reviewing and approving all related party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties.

Prior to our IPO, our Sponsor advanced to us an aggregate of $90,917 and loaned to us $300,000 to cover expenses related to such offering. We repaid these advances and loan from the proceeds of our IPO not placed in the trust account.

On November 9, 2016, our Sponsor loaned us $500,000, to be used for expenses relating to investigating and selecting a target business and other working capital requirements. The convertible promissory note issued in connection therewith, as amended on February 9, 2017, is non-interest bearing and due on the date on which we consummate a Business Combination. The convertible promissory note is convertible, in whole or in part, at the election of the sponsor, upon the consummation of an initial business combination. Upon such election, the convertible promissory note will convert into private units, at a price of $10.00 per unit.

As of March 31, 2017, certain members of our management had advanced to us an aggregate of $229,061 to cover expenses related to identifying targets for an initial business combination. The advances are non-interest bearing, unsecured and due upon the consummation of an initial business combination.

In order to finance transaction costs in connection with an intended initial business combination, our Sponsor or an affiliate of our Sponsor or our officers and directors may, but are not obligated to, loan us additional funds as may be required. If we consummate our initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the offering proceeds held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment, other than the interest on such proceeds that may be released to us for working capital purposes. Such loans would be evidenced by promissory notes. Such loans would be evidenced by promissory notes. Aside from the $500,000 Sponsor note described above, the notes would be paid upon consummation of our initial business combination, without interest.

On April 25, 2017, our Sponsor deposited into the trust account approximately $153,000, which amount was equal to $0.03 for each of the 5,096,004 public shares of the Company that were not redeemed in connection with the Extension Meeting. As a result of the Contribution and following redemption of the public shares in connection with the Extension Meeting, the pro rata portion of the funds available in the trust account for the public shares that were not redeemed increased from approximately $10.40 per share to approximately $10.43 per share.

Pursuant to the terms of the Merger Agreement, as amended on May 10, 2017, and in consideration of entering into the Backstop and Subscription Agreement, as described below, the Sponsor will be entitled to receive 2,352,285 of the Earnout Shares if they are not earned by the Sellers, or a proportionate number of shares if the earnout is only partially earned by the Sellers. Any additional Earnout Shares in excess of the 2,352,285 Backstop Guarantee Shares, to the extent not earned by the Sellers, will be forfeited, returned to Pacific and cancelled. The Backstop Guarantee Shares will be issued at the Closing in the name of the Sponsor and deposited in escrow, and while held in escrow, the Sponsor will be entitled to all voting rights and dividend rights (other than equity securities paid as dividends) with respect to such shares. Any portion of the Backstop Guarantee Shares that are earned by the Sellers will be forfeited by the Sponsor and Pacific will issue new equivalent shares to the Sellers, and four percent (4%) of any Backstop Guarantee Shares earned by the Sellers will be deposited in escrow to support certain indemnification obligations under the Merger Agreement. Additionally, the Merger Agreement provides that at the closing, we will amend our charter to, in the case of certain future acquisitions by the Company during the Earnout Period, (a) if having a value in excess of $60 million, require the approval of 2/3 of the directors then-serving on the board, (b) grant our Sponsor and the Purchaser Representative certain information rights relating to such acquisitions, (c) and, if requested by our Sponsor or the Purchaser Representative, to provide a fairness opinion in respect of such acquisitions. See “Business Combination Proposal — The Merger Agreement.”

On May 11, 2017, Pacific and the Sponsor entered into a Backstop and Subscription Agreement, pursuant to which the Sponsor agreed to purchase up to $24.0 million of Pacific ordinary shares through (i) open market or privately negotiated transactions with third parties, (ii) a private placement at a price of $10.40 per share with consummation to occur concurrently with that of the Business Combination or (iii) a combination thereof, in order to ensure that there is at least $24.0 million in the trust account together with proceeds from any private placement to be conducted by Pacific prior to the closing of the Business Combination. Notwithstanding the foregoing, the Backstop Commitment Investor is entitled, at its sole election, to purchase additional Pacific ordinary shares in excess of such $24.0 million Closing Proceeds requirement, up to a total of $24.0 million purchased in total in connection with the Backstop and Subscription Agreement.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a shareholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation. All ongoing and future transactions between us and any member of our management team or his or her respective affiliates will be on terms believed by us at that time, based upon other similar arrangements known to us, to be no less favorable to us than are available from unaffiliated third parties. It is our intention to obtain estimates from unaffiliated third parties for similar goods or services to ascertain whether such transactions with affiliates are on terms that are no less favorable to us than are otherwise available from such unaffiliated third parties. If a transaction with an affiliated third party were found to be on terms less favorable to us than with an unaffiliated third party, we would not engage in such transaction.

All ongoing and future transactions between us and any member of our management team or his or her respective affiliates will be on terms believed by us at that time, based upon other similar arrangements known to us, to be no less favorable to us than are available from unaffiliated third parties. It is our intention to obtain estimates from unaffiliated third parties for similar goods or services to ascertain whether such transactions with affiliates are on terms that are no less favorable to us than are otherwise available from such unaffiliated third parties. If a transaction with an affiliated third party were found to be on terms less favorable to us than with an unaffiliated third party, we would not engage in such transaction.

We are not prohibited from pursuing an initial business combination with a company that is affiliated with our Sponsor, officers or directors. In the event we seek to complete our initial business combination with a company that is affiliated with our Sponsor, officers or directors, we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm that our initial business combination is fair to our public shareholders from a financial point of view.

Pursuant to a registration rights agreement we entered into on October 14, 2016, our initial shareholders and EarlyBirdCapital and their permitted transferees can demand that we register the founder shares, the private units and underlying securities and any securities issued upon conversion of working capital loans. The holders of the majority of the founder shares are entitled to demand that we register these shares at any time commencing three months prior to the first anniversary of the consummation of our initial business combination. The holders of the private units (or underlying securities) are entitled to demand that we register these securities at any time after we consummate our initial business combination. In addition, the holders have certain “piggy-back” registration rights on registration statements filed after the consummation of our initial business combination.

Borqs Related Person Transactions

For ten years, Borqs has provided non-exclusive software development services to Intel, a leading global chipset manufacturer. In August 2014, Borqs issued 14,825,902 shares of its Series D Preferred Stock to Intel for an aggregate purchase price of approximately $5.0 million, or approximately $0.34 per share. In February 2011, Borqs issued 32,727,272 shares of Series C Preferred Stock to Intel for an aggregate purchase price of approximately $7.0, or approximately $0.21 per share.

Policies and Procedures for Related Person Transactions

Effective upon the consummation of the Business Combination, our board of directors will adopt a written related person transactions policy that will set forth the policies and procedures for the review and approval or ratification of related person transactions. Our policy will require that a “related person” (as defined in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to our general counsel any “related person transaction” (defined as any transaction that is reportable by us under Item 404(a) of Regulation S-K in which we are or will be a participant and the amount involved exceeds $120,000 and in which any related person has or will have a direct or indirect material interest) and all material facts with respect thereto. The general counsel will promptly communicate such information to our audit committee or another independent body of our board of directors. No related person transaction will be entered into without the approval or ratification of our audit committee or another independent body of our board of directors. It is our policy that directors interested in a related person transaction will recuse themselves from any such vote. Our policy does not specify the standards to be applied by our audit committee or another independent body of our board of directors in determining whether or not to approve or ratify a related person transaction, although such determinations will be made in accordance with BVI law.

PRICE RANGE OF SECURITIES AND DIVIDENDS

Pacific

Price Range of Pacific Securities

Our units, ordinary shares, rights and warrants are currently listed on the Nasdaq Capital Market under the symbols “PAACU,” “PAAC,” “PAACR” and “PAACW,” respectively. Our units commenced public trading on October 20, 2015; our ordinary shares, rights and warrants each commenced separate public trading on October 29, 2016.

The table below sets forth, for the calendar quarter indicated, the high and low bid prices of our units, ordinary shares, rights and warrants as reported on the Nasdaq for the period October 20, 2015 through May 14, 2017.

Period	Units		Ordinary Shares		Warrants		Rights
Fiscal Year Ended June 30, 2016	Low	High	Low	High	Low	High	Low	High
October 15, 2015 through December 31, 2015	$9.90	$10.15	$9.80	$9.92	$0.07	$0.14	$0.20	$0.27
January 1, 2016 through June 30, 2016	$9.95	$10.20	$9.86	$10.02	$0.06	$0.10	$0.12	$0.20
April 1, 2016 through June 30, 2016	$10.15	$12.24	$10.00	$10.43	$0.07	$0.10	$0.09	$0.23

Fiscal Year Ending June 30, 2017
July 1, 2016 through September 30, 2016	$10.27	$11.00	$10.06	$11.20	$0.07	$0.18	$0.14	$0.30
October 1, 2016 through December 31, 2016	$10.46	$13.63	$10.20	$13.00	$0.09	$0.51	$0.15	$0.53
January 1, 2017 through March 31, 2017	$10.82	$11.35	$10.25	$10.40	$0.13	$0.47	$0.35	$0.54
April 1, 2017 through June 30, 2017(1)	$10.94	$11.85	$10.30	$10.50	$0.30	$0.54	$0.35	$0.54

____________

(1)      Through May 14, 2017

On December 23, 2016, the trading date before the public announcement of entry into the Merger Agreement for the Business Combination, the closing sales price of the Company’s units, ordinary shares, rights and warrants were $10.81, $10.40, $0.25 and $0.28, respectively.

As of the date of this proxy statement, there were three holders of record of our units, nine holders of record of our ordinary shares, one holder of record of our warrants and one holder of record of our rights.

Dividend Policy of Pacific

We have not paid any cash dividends on our ordinary shares to date and do not intend to pay cash dividends prior to the completion of our initial business combination. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of our initial business combination. The payment of any cash dividends subsequent to our initial business combination will be within the discretion of our board of directors at such time. In addition, our board of directors is not currently contemplating and does not anticipate declaring any stock dividends in the foreseeable future. Further, if we incur any indebtedness in connection with our business combination, our ability to declare dividends may be limited by restrictive covenants we may agree to in connection therewith.

Borqs

Price Range of Borqs Ordinary Shares

Historical market price information regarding Borqs is not provided because there is no public market for Borqs ordinary shares.

Borqs International has paid the following cash dividends during the past two years: None.

As of the date of this proxy statement, there were 27 holders of Borqs ordinary shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

Representatives of our independent registered public accounting firm, Marcum LLP, will be present at the meeting of the shareholders. The representatives will have the opportunity to make a statement if they so desire and they are expected to be available to respond to appropriate questions.

APPRAISAL RIGHTS

Our shareholders do not have appraisal rights in connection with the Business Combination under BVI law under the structure as presently contemplated.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of this proxy statement. Upon written or oral request, we will deliver a separate copy of this proxy statement to any shareholder at a shared address to which a single copy of this proxy statement was delivered and who wishes to receive separate copies in the future. Shareholders receiving multiple copies of this proxy statement may likewise request that we deliver single copies of our proxy statement in the future. Shareholders may notify us of their requests by calling or writing us at our principal executive offices at 855 Pudong South Road, The World Plaza, 27th Floor, Pudong, Shanghai, China.

TRANSFER AGENT AND REGISTRAR

The transfer agent for our securities is Continental Stock Transfer & Trust Company.

SUBMISSION OF SHAREHOLDER PROPOSALS

Our board of directors is aware of no other matter that may be brought before the Meeting. Under BVI law, only business that is specified in the notice of the Meeting shall be transacted at the Meeting.

FUTURE SHAREHOLDER PROPOSALS

If you intend to present a proposal at the 2018 annual meeting of shareholders, or if you want to nominate one or more directors, you must give timely notice thereof in writing to the Company. Our Secretary must receive this notice at the principal executive offices of the Company no earlier than the opening of business on the 120th day before the 2018 annual meeting and not later than the later of (x) the close of business on the 90th day before the 2018 annual meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the 2018 annual meeting is first made by the Company.

If you intend to present a proposal at the 2018 annual meeting, or if you want to nominate one or more directors at the 2018 annual meeting, you must comply with the advance notice provisions of our charter. You may contact our Chief Executive Officer at our principal executive offices for a copy of the relevant charter provisions regarding the requirements for making shareholder proposals and nominating director candidates.

If you intend to have your proposal included in our proxy statement and proxy card for our 2018 annual meeting, the proposal must be received at our principal executive offices by within a reasonable time before we begin to print and send our proxy materials for our 2018 annual meeting of shareholders. Shareholder proposals for the 2018 annual meeting must comply with the notice requirements described in this paragraph and the other requirements set forth in SEC Rule 14a-8 to be considered for inclusion in our proxy materials relating to our 2018 annual meeting.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read Pacific’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the Meeting, you should contact us by telephone or in writing:

Zhouhong Peng
Chief Executive Officer
Pacific Special Acquisition Corp.
855 Pudong South Road
The World Plaza, 27th Floor
Pudong, Shanghai
China
Tel: (86) 21-61376584

You may also obtain these documents by requesting them in writing or by telephone from Pacific’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free), or banks and brokers can call collect at (203) 658-9400.
Email: PAAC.info@morrowsodali.com

If you are a shareholder of Pacific and would like to request documents, please do so by [•], 2017, in order to receive them before the Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

All information contained or incorporated by reference in this proxy statement relating to Pacific has been supplied by Pacific, and all such information relating to Borqs has been supplied by Borqs. Information provided by either Pacific or Borqs does not constitute any representation, estimate or projection of any other party.

This document is a proxy statement of Pacific for the Meeting. We have not authorized anyone to give any information or make any representation about the Business Combination, the Company or Borqs that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

INDEX TO FINANCIAL STATEMENTS

Page
PACIFIC SPECIAL ACQUISITION CORP.

Report of Independent Registered Public Accounting Firm	F-2
Financial Statements:
Balance Sheets as of June 30, 2016 and 2015	F-3
Statements of Operations for the Year Ended June 30, 2016	F-4
Statements of Changes in Shareholders’ Equity for the Year Ended June 30, 2016	F-5
Statements of Cash Flows for the Year Ended June 30, 2016	F-6
Notes to Financial Statements	F-7 – F-17

Financial Statements:
Balance Sheets as of March 31, 2017 and June 30, 2016	F-18
Statements of Operations for the Three and Nine Months Ended March 31, 2017 and 2016	F-19
Statements of Cash Flows for the Nine Months Ended March 31, 2017 and 2016	F-20
Notes to Financial Statements	F-21 – F-38

BORQS INTERNATIONAL HOLDING CORP

Consolidated Financial Statements for the Years Ended December 31, 2014 and 2015
Report of Independent Registered Public Accounting Firm	F-40
Consolidated Balance Sheets as of December 31, 2014 and 2015	F-41 – F-44
Consolidated Statements of Operations for the Years Ended December 31, 2014 and 2015	F-45
Consolidated Statements of Comprehensive (Loss) Income for the Years Ended December 31, 2014 and 2015	F-46
Consolidated Statements of Changes in Shareholders’ Deficit for the Years Ended December 31, 2014 and 2015	F-47 – F-48
Consolidated Statements of Cash Flows for the Years Ended December 31, 2014 and 2015	F-49 – F-50
Notes to the Consolidated Financial Statements	F-51 – F-80

Unaudited Condensed Consolidated Financial Statements for the Six Months Ended June 30, 2015 and 2016
Unaudited Condensed Consolidated Balance Sheets as of December 31, 2015 and June 30, 2016	F-83 – F-86
Unaudited Condensed Consolidated Statements of Operations for the Six Months Ended June 30, 2015 and 2016	F-87
Unaudited Condensed Consolidated Statements of Comprehensive (Loss) Income for the Six Months Ended June 30, 2015 and 2016	F-88
Unaudited Condensed Consolidated Statements of Changes in Shareholders’ Deficit for the Periods Ended June 30, 2016	F-89 – F-90
Unaudited Condensed Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2015 and 2016	F-91 – F-92
Notes to the Unaudited Condensed Consolidated Financial Statements	F-93 – F-125

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Audit Committee of the Board of Directors and Shareholders
of Pacific Special Acquisition Corp.

We have audited the accompanying balance sheet of Pacific Special Acquisition Corp. (the “Company”) as of June 30, 2016 and the related statements of operations, changes in shareholders’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pacific Special Acquisition Corp. as of June 30, 2016, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum LLP

Marcum LLP

New York, NY

September 28, 2016

PACIFIC SPECIAL ACQUISITION CORP.

Balance Sheet

As of June 30, 2016

ASSETS
Current Assets
Cash and cash equivalents	$461,889
Prepaid expenses and other current assets	86,874
Total Current Assets	548,763

Cash and marketable securities held in Trust Account	59,877,198

TOTAL ASSETS	$60,425,961

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable and accrued expenses	$180,320
Advance from related parties	90,000
Total Liabilities	270,320

Commitments and Contingencies
Ordinary shares subject to possible redemption, 5,296,589 shares at redemption value	55,155,640

Shareholders’ Equity
Preferred shares, no par value; unlimited shares authorized, none issued and outstanding	—
Ordinary shares, no par value; unlimited shares authorized; 2,422,786 shares issued and outstanding (excluding 5,296,589 shares subject to possible redemption)	5,392,287
Accumulated deficit	(392,286)
Total Shareholders’ Equity	5,000,001

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$60,425,961

The accompanying notes are an integral part of the financial statements.

PACIFIC SPECIAL ACQUISITION CORP.

Statement of Operations

Year Ended June 30, 2016

Formation and operating costs	$469,484
Loss from operations	(469,484)

Other income:
Interest income	91,488
Unrealized loss on marketable securities held in Trust Account	(14,290)
Net Loss	$(392,286)

Weighted average shares outstanding, basic and diluted(1)	2,078,196

Basic and diluted net loss per ordinary share	$(0.19)

____________

(1)      Excludes shares subject to redemption.

The accompanying notes are an integral part of the financial statements.

PACIFIC SPECIAL ACQUISITION CORP.

Statement of Changes in Shareholders’ Equity

Year Ended June 30, 2016

	Ordinary Shares		Accumulated	Total Shareholders’
	Shares	Amount	Deficit	Equity
Balance – July 1, 2015 (Inception)	—	$—	$—	$—

Ordinary shares issued to initial shareholders	1,437,500	25,000	—	25,000

Sale of 5,000,000 Units, net of underwriters discount and offering expenses	5,000,000	47,947,827	—	47,947,827

Sale of 750,000 over-allotment Units to underwriters, net of underwriters discount	750,000	7,256,250	—	7,256,250

Sale of 531,875 Private Units	531,875	5,318,750	—	5,318,750

Ordinary shares subject to possible redemption	(5,296,589)	(55,155,640)	—	(55,155,640)

Unit purchase options issued to underwriters	—	100	—	100

Net loss	—	—	(392,286)	(392,286)

Balance – June 30, 2016	2,422,786	$5,392,287	$(392,286)	$5,000,001

The accompanying notes are an integral part of the financial statements.

PACIFIC SPECIAL ACQUISITION CORP.

Statement of Cash Flows

Year Ended June 30, 2016

Cash Flows from Operating Activities:
Net loss	$(392,286)
Adjustments to reconcile net loss to net cash used in operating activities:
Unrealized loss on marketable securities held in Trust Account	14,290
Interest earned on marketable securities held in Trust Account	(91,488)
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	(86,874)
Accrued expenses and accounts payable	180,320
Net cash used in operating activities	(376,038)

Cash Flows from Investing Activities:
Investment of cash and securities held in Trust Account	(59,800,000)
Net cash used in investing activities	(59,800,000)

Cash Flows from Financing Activities:
Proceeds from issuance of ordinary shares to initial shareholders	25,000
Proceeds from sale of Units, net of underwriting discounts paid	48,375,000
Proceeds from sale of Private Units	5,318,750
Proceeds from over-allotment Units, net of underwriting discounts paid	7,256,250
Proceeds from advances from related party	93,417
Repayment of advances from related party	(90,917)
Payment of offering costs	(339,673)
Proceeds from unit purchase option	100
Net cash provided by financing activities	60,637,927

Net Change in Cash and Cash Equivalents	461,889
Cash and Cash Equivalents – Beginning	—
Cash and Cash Equivalents – Ending	$461,889

Supplemental disclosure of non-cash investing and financing activities:
Payment of offering costs through advances from related party	$87,500
Change in value of ordinary shares subject to possible redemption	$(389,271)
Initial classification of ordinary shares subject to possible redemption	$55,544,911

The accompanying notes are an integral part of these financial statements.

PACIFIC SPECIAL ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2016

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Pacific Special Acquisition Corp. (the “Company”) is an organized blank check company incorporated in the British Virgin Islands on July 1, 2015. The Company was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities (“Business Combination”). Although the Company is not limited to a particular industry or geographic region for purposes of consummating a Business Combination, the Company intends to focus on businesses that have their primary operations located in Asia (with an emphasis on China).

At June 30, 2016, the Company had not yet commenced any operations. All activity through June 30, 2016 relates to the Company’s formation, its initial public offering (“Initial Public Offering”), which is described below, and identifying a target company for a Business Combination.

The registration statement for the Company’s Initial Public Offering was declared effective on October 14, 2015. On October 20, 2015, the Company consummated the Initial Public Offering of 5,000,000 units (“Units” and, with respect to the ordinary shares included in the Units, the “Public Shares”) at $10.00 per Unit, generating gross proceeds of $50,000,000, which is described in Note 4.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 477,500 Units (the “Private Units” and, with respect to the ordinary shares included in the Private Units, the “Private Shares”), of which 452,500 Private Units were purchased by the Company’s sponsor and 25,000 Private Units were purchased by EarlyBirdCapital, Inc. (“EBC”), in each case, at a price of $10.00 per Unit in a private placement, generating gross proceeds of $4,775,000, which is described in Note 5.

Following the closing of the Initial Public Offering on October 20, 2015, an amount of $52,000,000 ($10.40 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the Private Units was placed in a trust account (“Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “1940 Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of paragraphs (c)(2), (c)(3) and (c)(4) of Rule 2a-7 of the 1940 Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the Trust Account as described below.

On October 23, 2015, EBC elected to fully exercise their over-allotment option to purchase 750,000 Units (the “Over-allotment Units”) at a purchase price of $10.00 per Unit, generating gross proceeds of $7,500,000. In addition, on October 23, 2015, the Company consummated the sale of an additional 54,375 Private Units at a price of $10.00 per Unit, of which 45,171 Units were purchased by the Company’s sponsor and 9,204 Units were purchased by EBC, generating gross proceeds of $543,750. Following the closing, an additional $7,800,000 of net proceeds ($10.40 per Unit) was placed in the Trust Account, resulting in $59,800,000 ($10.40 per Unit) held in the Trust Account.

Transaction costs amounted to $2,295,923, consisting of $1,868,750 of underwriting fees and $427,173 of Initial Public Offering costs. In addition, following the closing of the Initial Public Offering, $722,827 of cash was held outside of the Trust Account and was available for working capital purposes.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of its Initial Public Offering and Private Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. The Company’s Units are listed on the Nasdaq Capital Market (“NASDAQ”). Pursuant to the NASDAQ listing rules, the Company’s Business Combination must be with a target business or businesses whose collective fair market value is equal to at least 80% of the balance in the Trust Account at the time of the execution of a definitive agreement for such Business Combination. There is no assurance that the Company will be able to successfully effect a Business Combination.

The Company will provide its shareholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. In connection with a proposed Business Combination, the

PACIFIC SPECIAL ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2016

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

Company may seek shareholder approval of a Business Combination at a meeting called for such purpose at which shareholders may seek to redeem their shares, regardless of whether they vote for or against a Business Combination. The shareholders will be entitled to redeem their shares for a pro rata portion of the amount then in the Trust Account (initially $10.40 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations or working capital requirements). In such case, the Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and a majority of the outstanding shares voted are voted in favor of the Business Combination. If a shareholder vote is not required and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Memorandum and Articles of Association, conduct the redemptions pursuant to the tender offer rules of the Securities and Exchange Commission (“SEC”), and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination. Notwithstanding the foregoing, a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from seeking redemption rights with respect to 15% or more of the ordinary shares sold in the Initial Public Offering without the Company’s prior written consent.

The Company’s sponsor, officers and directors (the “initial shareholders”) have agreed (a) to vote their founder shares, Public Shares and Private Shares in favor of a Business Combination, (b) not to propose an amendment to the Company’s Memorandum and Articles of Association with respect to the Company’s pre-Business Combination activities prior to the consummation of a Business Combination unless the Company provides dissenting public shareholders with the opportunity to redeem their shares in conjunction with any such amendment; (c) not to redeem any shares (including the founder shares and Private Shares) into the right to receive cash from the Trust Account in connection with a shareholder vote to approve a Business Combination (or to sell any shares in a tender offer in connection with a Business Combination if the Company does not seek shareholder approval in connection therewith) or a vote to amend the provisions of the Memorandum and Articles of Association relating to shareholders’ rights of pre-Business Combination activity and (d) that the founder shares and Private Shares shall not participate in any liquidating distributions upon winding up if a Business Combination is not consummated.

If the Company is unable to complete a Business Combination within 18 months from the closing of the Initial Public Offering (the “Combination Period”), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than five business days thereafter, redeem 100% of the outstanding Public Shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to its obligations to provide for claims of creditors and the requirements of applicable law.

In connection with the redemption of 100% of the Company’s outstanding Public Shares for a portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the Trust Account, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company for its working capital requirements or necessary to pay the Company’s taxes payable.

The initial shareholders have agreed to waive their redemption rights with respect to the founder shares and the Private Shares (i) in connection with the consummation of a Business Combination and (ii) if the Company fails to consummate a Business Combination within the Combination Period. However, if the Company’s initial shareholders should acquire Public Shares in or after the Initial Public Offering, they will be entitled to redemption rights with respect to such Public Shares if the Company fails to consummate a Business Combination within the Combination Period. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets initially $10.40) will be less than the Initial Public Offering price per Unit.

PACIFIC SPECIAL ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2016

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

Jian Tu, the President and Chairman of the Board of the Company has agreed that he will indemnify the Company to the extent necessary to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company, but only if such a vendor or prospective target business does not execute such a waiver. However, Mr. Tu may not be able to meet such obligation as the Company has not required Mr. Tu to retain any assets to provide for his indemnification obligations, nor has the Company taken any further steps to ensure that Mr. Tu will be able to satisfy any indemnification obligations that arise. Moreover, Mr. Tu will not be personally liable to the Company’s public shareholders if Mr. Tu should fail to satisfy his obligations under this agreement and instead will only be liable to the Company. The Company will seek to reduce the possibility that Mr. Tu will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (other than the Company’s independent auditors), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account. Therefore, the distribution from the Trust Account to each holder of ordinary shares may be less than approximately $10.40 per share.

NOTE 2. LIQUIDITY

As of June 30, 2016, the Company had $461,889 in its operating bank account, $59,877,198 in cash and marketable securities held in the Trust Account to be used for a Business Combination or to repurchase or redeem its ordinary shares in connection therewith, and working capital of $278,443. As of June 30, 2016, $91,488 of the amount on deposit in the Trust Account represented interest income, which is available to pay the Company’s tax obligations or fund its working capital requirements. Since inception, the Company has not withdrawn any interest income from the Trust Account.

Until the consummation of a Business Combination, the Company will be using the funds not held in the Trust Account for identifying and evaluating prospective acquisition candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to acquire, and structuring, negotiating and consummating the Business Combination.

The Company does not believe it will need to raise additional funds in order to meet the expenditures required for operating its business. However, in order to fund working capital deficiencies or finance transaction costs in connection with a Business Combination, the Company’s sponsor or an affiliate of the sponsor, officers or directors may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. If the Company completes a Business Combination, it would repay such loaned amounts out of the proceeds of the Trust Account released to the Company. In the event that a Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used to repay such loaned amounts. Up to $500,000 of such loans may be converted into additional Private Units at a price of $10.00 per Unit.

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging growth company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the

PACIFIC SPECIAL ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2016

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accountant standards used.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of June 30, 2016.

Cash and marketable securities held in Trust Account

The amounts held in the Trust Account represent substantially all of the proceeds of the Initial Public Offering and are classified as restricted assets since such amounts can only be used by the Company in connection with the consummation of a Business Combination. As of June 30, 2016, cash and marketable securities held in the Trust Account consisted of $59,877,198 in United States Treasury Bills with a maturity date of 180 days or less which are classified as trading securities.

Ordinary shares subject to possible redemption

The Company accounts for its ordinary shares subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption (if any) are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain redemption rights that are considered to be outside of the

PACIFIC SPECIAL ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2016

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Company’s control and subject to occurrence of uncertain future events. Accordingly, at June 30, 2016, ordinary shares subject to possible redemption are presented as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.

Offering costs

Offering costs consist principally of legal, accounting and underwriting costs incurred through the balance sheet date that were directly related to the Initial Public Offering. Offering costs amounting to $2,295,923 were charged to shareholders’ equity upon completion of the Initial Public Offering.

Income taxes

The Company complies with the accounting and reporting requirements of ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company’s management determined that the British Virgin Islands is the Company’s only major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits as of June 30, 2016. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company may be subject to potential examination by U.S. federal, U.S. states or foreign taxing authorities in the area of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with U.S. federal, U.S. state and foreign tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Net loss per share

The Company complies with accounting and disclosure requirements of ASC Topic 260, “Earnings Per Share.” Net loss per share is computed by dividing net loss by the weighted average number of ordinary shares outstanding during the period. Weighted average shares were reduced for the effect of an aggregate of 187,500 ordinary shares that were subject to forfeiture if the over-allotment option was not exercised by the underwriters (see Note 6). As a result of the underwriters’ election to exercise their over-allotment option on October 23, 2015, 187,500 ordinary shares were no longer subject to forfeiture and are therefore included in the calculation of basic loss per share as of such date. Ordinary shares subject to possible redemption at June 30, 2016 have been excluded from the calculation of basic loss per share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. The Company has not considered the effect of (1) warrants sold in the Initial Public Offering and the private placement to purchase 3,140,937 ordinary shares, (2) rights sold in the Initial Public Offering and the private placement that convert into 628,187 ordinary shares and (3) 400,000 ordinary shares, warrants to purchase 200,000 ordinary shares and rights that convert into 40,000 ordinary shares in the unit purchase option sold to the underwriter, in the calculation of diluted loss per share, since the exercise of the warrants and the conversion of the rights into ordinary shares is contingent upon the occurrence of future events. As a result, diluted loss per share is the same as basic loss per share for the periods presented.

PACIFIC SPECIAL ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2016

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. At June 30, 2016, the Company had not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Recently issued accounting standards

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

NOTE 4. INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 5,750,000 Units at a purchase price of $10.00 per Unit, inclusive of 750,000 Over-allotment Units sold to the underwriters on October 23, 2015 upon the underwriters election to fully exercise their over-allotment option. Each Unit consists of one ordinary share, no par value, one right (“Public Right”) and one redeemable warrant (“Public Warrant”). Each right will convert into one-tenth (1/10) of one ordinary share upon consummation of a Business Combination (see Note 8). Each warrant will entitle the holder to purchase one half of one ordinary share at an exercise price of $12.00 per whole share (see Note 8).

NOTE 5. PRIVATE PLACEMENT

Simultaneously with the Initial Public Offering, the Company’s sponsor and EBC purchased an aggregate of 531,875 Private Units at $10.00 per Unit, of which 497,671 Private Units were purchased by the Company’s sponsor and 34,204 Private Units were purchased by EBC, generating gross proceeds of $5,318,750 in the aggregate. The proceeds from the Private Units were added to the net proceeds from the Initial Public Offering held in the Trust Account. The Private Units are identical to the Units sold in the Initial Public Offering, except for the private warrants (“Private Warrants”), as described in Note 8. Additionally, the holders have agreed not to transfer, assign or sell any of the Private Units or underlying securities (except to certain permitted transferees and provided the transferees agree to the same terms and restrictions as the permitted transferees of the founder shares must agree to) until after the completion of a Business Combination.

NOTE 6. RELATED PARTY TRANSACTIONS

Founder Shares

In July 2015, the Company issued 1,437,500 ordinary shares to its initial shareholders (the “founder shares”) for an aggregate purchase price of $25,000. The founder shares are identical to the Public Shares sold in the Initial Public Offering, except that (1) the founder shares are subject to certain transfer restrictions, as described in more detail below, and (2) the initial shareholders have agreed (i) to waive their redemption rights with respect to their founder shares and Public Shares in connection with the consummation of Business Combination and (ii) to waive their liquidation rights with respect to their founder shares if the Company fails to complete a Business Combination within the Combination Period.

The 1,437,500 founder shares included an aggregate of up to 187,500 shares subject to forfeiture by the sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the initial shareholders would

PACIFIC SPECIAL ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2016

NOTE 6. RELATED PARTY TRANSACTIONS (cont.)

collectively own 20% of the Company’s issued and outstanding shares after the Initial Public Offering (excluding the sale of the Private Units). As a result of the underwriters’ election to fully exercise their over-allotment option, 187,500 founder shares are no longer subject to forfeiture.

Additionally, the initial shareholders have agreed not to transfer, assign or sell any of the founder shares (except to certain permitted transferees) until, with respect to 50% of the founder shares, the earlier of (i) one year after the date of the consummation of a Business Combination, or (ii) the date on which the closing price of the Company’s ordinary shares equals or exceeds $12.50 per share for any 20 trading days within any 30-trading day period commencing after a Business Combination, with respect to the remaining 50% of the founder shares, upon one year after the date of the consummation of a Business Combination, or earlier, in each case, if, subsequent to a Business Combination, the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Promissory Note — Related Party

The Company’s sponsor loaned the Company $300,000. The loan was non-interest bearing, unsecured and due on the earlier of December 31, 2015 or the closing of the Initial Public Offering. The loan was repaid upon the consummation of the Initial Public Offering on October 20, 2015.

Related Party Advances

The Company’s sponsor advanced the Company an aggregate of $90,917 to be used for the payment of costs related to the Initial Public Offering. The advances were non-interest bearing, unsecured and due on demand. The advances were repaid upon the consummation of the Initial Public Offering on October 20, 2015.

As of June 30, 2016, certain members of the Company’s management incurred an aggregate of approximately $90,000 of target identification expenses. These expenses have been paid by management on behalf of the Company and are therefore recorded as advances from related parties in the accompanying balance sheet as of June 30, 2016. The advances are non-interest bearing, unsecured and due on demand.

Administrative Services Arrangement

The Company entered into an agreement with its Chairman whereby, commencing on October 20, 2015 through the earlier of the Company’s consummation of a Business Combination and its liquidation, an affiliate of the Chairman will make available to the Company certain services, including office space, utilities and administrative services, as the Company may require from time to time. The Company has agreed to pay the affiliate of the Chairman $10,000 per month for these services. For the year ended June 30, 2016, the Company incurred $80,000 in fees for these services, of which $50,000 are included in accounts payable and accrued expenses in the accompanying balance sheet at June 30, 2016.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Company’s sponsor or an affiliate of the sponsor, officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans, other than the interest on such proceeds that may be released for working capital purposes. Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $500,000 of notes may be converted upon consummation of a Business Combination into additional Private Units at a price of $10.00 per Unit.

PACIFIC SPECIAL ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2016

NOTE 7. COMMITMENTS AND CONTINGENCIES

Director Compensation

The Company will pay each of its independent directors an annual retainer of $30,000 (to be prorated for a partial term), payable in arrears commencing on the first anniversary of the Initial Public Offering and ending on the earlier of a Business Combination and the Company’s liquidation. As of June 30, 2016, the Company had accrued $80,000 of directors’ fees payable, which is included in accounts payable and accrued expenses in the accompanying condensed balance sheet.

Registration Rights

Pursuant to a registration rights agreement entered into on October 14, 2015, the holders of the majority of the founder shares and Private Units (and underlying securities) are entitled to registration rights. They are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Merger and Acquisition Agreement

On October 14, 2015, the Company entered into a Merger and Acquisition Agreement with EBC wherein EBC will act as an advisor in connection with a Business Combination to assist the Company in holding meetings with its shareholders to discuss the potential Business Combination and the target business’ attributes, introduce the Company to potential investors that are interested in purchasing the Company’s securities, assist the Company in obtaining shareholder approval for the Business Combination and assist the Company with its press releases and public filings in connection with the Business Combination.

The Company will pay EBC a cash fee for such services upon the consummation of a Business Combination in an amount equal to $1,750,000 (exclusive of any applicable finders’ fees which might become payable). Such amount may be paid out of the funds held in the Trust Account.

Unit Purchase Option

On October 20, 2015, the Company sold to EBC, for $100, an option to purchase up to a total of 400,000 Units exercisable at $10.00 per Unit (or an aggregate exercise price of $4,000,000) commencing on the later of the first anniversary of the effective date of the registration statement related to the Initial Public Offering and the consummation of a Business Combination. The unit purchase option may be exercised for cash or on a cashless basis, at the holder’s option, and expires five years from the effective date of the registration statement related to the Initial Public Offering. The Units issuable upon exercise of this option are identical to those offered in the Initial Public Offering. The Company accounted for the unit purchase option, inclusive of the receipt of $100 cash payment, as an expense of the Initial Public Offering resulting in a charge directly to shareholders’ equity. The Company estimated that the fair value of this unit purchase option was approximately $1,315,901 (or $3.29 per Unit) using the Black-Scholes option-pricing model. The fair value of the unit purchase option to be granted to the underwriters was estimated as of the date of grant using the following assumptions: (1) expected volatility of 35%, (2) risk-free interest rate of 1.40% and (3) expected life of five years. The option and such units purchased pursuant to the option, as well as the ordinary shares underlying such units, the rights included in such units, the ordinary shares that are issuable for the rights included in such units, the warrants included in such units, and the shares underlying such warrants, have been deemed compensation by FINRA and are therefore subject to a 180-day lock-up pursuant to Rule 5110(g)(1) of FINRA’s NASDAQ Conduct Rules. Additionally, the option may not be sold, transferred, assigned, pledged or hypothecated for a one-year period (including the foregoing 180-day period) following the date of Initial Public Offering except to any underwriter and selected dealer participating in the Initial Public Offering and their bona fide

PACIFIC SPECIAL ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2016

NOTE 7. COMMITMENTS AND CONTINGENCIES (cont.)

officers or partners. The option grants to holders demand and “piggy back” rights for periods of five and seven years, respectively, from the effective date of the registration statement with respect to the registration under the Securities Act of the securities directly and indirectly issuable upon exercise of the option. The Company will bear all fees and expenses attendant to registering the securities, other than underwriting commissions which will be paid for by the holders themselves.

The exercise price and number of units issuable upon exercise of the option may be adjusted in certain circumstances including in the event of a stock dividend, or the Company’s recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances of ordinary shares at a price below its exercise price.

NOTE 8. STOCKHOLDERS’ EQUITY

Preferred Shares — The Company is authorized to issue an unlimited number of no par value preferred shares, divided into five classes, Class A through Class E, each with such designation, rights and preferences as may be determined by a resolution of the Company’s board of directors to amend the Memorandum and Articles of Association to create such designations, rights and preferences. The Company has five classes of preferred shares to give the Company flexibility as to the terms on which each Class is issued. All shares of a single class must be issued with the same rights and obligations. Accordingly, starting with five classes of preferred shares will allow the Company to issue shares at different times on different terms. At June 30, 2016, there are no preferred shares designated, issued or outstanding.

Ordinary Shares — The Company is authorized to issue an unlimited number of no par value ordinary shares. Holders of the Company’s ordinary shares are entitled to one vote for each share. At June 30, 2016, there were 2,422,786 ordinary shares issued and outstanding (excluding 5,296,589 ordinary shares subject to possible redemption).

Rights — Each holder of a right will receive one-tenth (1/10) of one ordinary share upon consummation of a Business Combination, even if the holder of such right redeemed all ordinary shares held by him, her or it in connection with a Business Combination or an amendment to the Company’s Memorandum and Articles of Association with respect to the Company’s pre-Business Combination activities. No additional consideration will be required to be paid by a holder of rights in order to receive his, her or its additional ordinary shares upon consummation of a Business Combination as the consideration related thereto has been included in the Unit purchase price paid for by investors in the Initial Public Offering. The shares issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of the Company). If the Company enters into a definitive agreement for a Business Combination in which the Company will not be the surviving entity, the definitive agreement will provide for the holders of rights to receive the same per share consideration the holders of the ordinary shares will receive in the transaction on an as-converted into ordinary share basis.

If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such rights, and the rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of a Business Combination. Additionally, in no event will the Company be required to net cash settle the rights. Accordingly, the rights may expire worthless.

Warrants — Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable on the later of (a) the consummation of a Business Combination or (b) 12 months from the effective date of the registration statement relating to the Initial Public Offering. No Public Warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the ordinary shares issuable upon exercise of the Public Warrants and a current prospectus relating to such ordinary shares. Notwithstanding the foregoing, if a registration statement covering the ordinary shares issuable upon the exercise of the Public Warrants is not effective within 90 days from the consummation of a Business Combination, the holders may, until such time as there is an effective registration statement

PACIFIC SPECIAL ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2016

NOTE 8. STOCKHOLDERS’ EQUITY (cont.)

and during any period when the Company shall have failed to maintain an effective registration statement, exercise the Public Warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. If an exemption from registration is not available, holders will not be able to exercise their Public Warrants on a cashless basis. The Public Warrants will expire five years from the consummation of a Business Combination or earlier upon redemption or liquidation.

The Company may call the warrants for redemption (excluding the Private Warrants but including any outstanding warrants issued upon exercise of the unit purchase option issued to EBC and/or its designees), in whole and not in part, at a price of $.01 per warrant:

•         at any time while the Public Warrants are exercisable,

•         upon not less than 30 days’ prior written notice of redemption to each Public Warrant holder,

•         if, and only if, the reported last sale price of the ordinary shares equals or exceeds $18.00 per share, for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to Public Warrant holders, and

•         if, and only if, there is a current registration statement in effect with respect to the ordinary shares underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement.

The Private Warrants will be identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except the Private Warrants will be exercisable for cash (even if a registration statement covering the ordinary shares issuable upon exercise of such Private Warrants is not effective) or on a cashless basis, at the holder’s option, and will not redeemable by the Company, in each case so long as they are still held by the initial shareholders or their affiliates. Additionally, EBC has agreed that it and its designees will not be permitted to exercise any Private Warrants underlying the Private Units after the five year anniversary of the effective date of the Initial Public Offering.

The exercise price and number of ordinary shares issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of ordinary shares at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless.

NOTE 9. INCOME TAX

The domestic and foreign components of loss before income taxes for the year ended June 30, 2016 is as follows:

The Company’s net operating losses are as follows:

Year Ended June 30, 2016
Domestic	$—
Foreign	(392,286)
Loss from operations before income taxes	$(392,286)

PACIFIC SPECIAL ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2016

NOTE 9. INCOME TAX (cont.)

The Company’s tax provision is zero because the Company is organized in the British Virgin Islands with no connection to any other taxable jurisdiction. The Company is considered to be an exempted British Virgin Islands Company, and is presently not subject to income taxes or income tax filing requirements in the British Virgin Islands or the United States.

A reconciliation of the statutory United States federal income tax rate to the Company’s effective tax is as follows:

Year Ended June 30, 2016
Statutory federal income tax rate	34.0%
Income and expenses not subject to US taxation	(34.0)%
Income tax provision (benefit)	0.0%

NOTE 10. FAIR VALUE MEASUREMENTS

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:

Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:

Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at June 30, 2016, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	June 30, 2016
Assets:
Cash and marketable securities held in Trust Account	1	$59,877,198

NOTE 11. SUBSEQUENT EVENTS

The Company evaluates subsequent events and transactions that occur after the balance sheet date up to the date that the financial statements were issued. The Company did not identify subsequent events that would have required adjustment or disclosure in the financial statements.

PACIFIC SPECIAL ACQUISITION CORP.

Condensed Consolidated Balance Sheets

	March 31 2017	June 30, 2016
	(Unaudited)
ASSETS
Current Assets
Cash and cash equivalents	$396,469	$461,889
Prepaid expenses and other current assets	48,932	86,874
Total Current Assets	445,401	548,763

Cash and marketable securities held in Trust Account	59,820,531	59,877,198
Total Assets	$60,265,932	$60,425,961

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable and accrued expenses	$199,228	$180,320
Advance from related parties	229,061	90,000
Convertible promissory note – related party	500,000	—
Total Liabilities	928,289	270,320

Commitments and Contingencies
Ordinary shares subject to possible redemption, 5,222,980 and 5,296,589 shares at redemption value as of March 31, 2017 and June 30, 2016, respectively	54,337,642	55,155,640

Shareholders’ Equity
Preferred shares, no par value; unlimited shares authorized, none issued and outstanding	—	—
Ordinary shares, no par value; unlimited shares authorized; 2,496,395 and 2,422,786 shares issued and outstanding (excluding 5,222,980 and 5,296,589 shares subject to possible redemption) as of March 31, 2017 and June 30, 2016, respectively	6,874,725	5,392,287
Accumulated deficit	(1,874,724)	(392,286)
Total Shareholders’ Equity	5,000,001	5,000,001

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$60,265,932	$60,425,961

The accompanying notes are an integral part of the condensed consolidated financial statements.

PACIFIC SPECIAL ACQUISITION CORP.

Condensed Consolidated Statements of Operations
(Unaudited)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2017	2016	2017	2016
Operating costs	$1,135,407	$177,789	$1,610,764	$242,996
Loss from operations	$(1,135,407)	$(177,789)	$(1,610,764)	$(242,996)

Other income:
Interest income	52,376	45,123	112,716	45,123
Unrealized gain on marketable securities held in Trust Account	5,095	20,438	15,610	20,438
Net Loss	$(1,077,936)	$(112,228)	$(1,482,438)	$(177,435)

Weighted average shares outstanding, basic and diluted(1)	2,467,845	2,384,499	2,442,325	1,970,948

Basic and diluted net loss per ordinary share	$(0.44)	$(0.05)	$(0.61)	$(0.09)

____________

(1)      Excludes an aggregate of up to 5,222,980 shares and 5,318,255 shares subject to redemption at March 31, 2017 and 2016, respectively.

The accompanying notes are an integral part of the condensed consolidated financial statements.

PACIFIC SPECIAL ACQUISITION CORP.

Condensed Consolidated Statement of Cash Flows
(Unaudited)

	Nine Months Ended March 31,
	2017	2016
Cash Flows from Operating Activities:
Net loss	$(1,482,438)	$(177,435)
Adjustments to reconcile net loss to net cash used in operating activities:
Unrealized gain on marketable securities held in Trust Account	(15,610)	(20,438)
Interest earned on marketable securities held in Trust Account	(112,716)	(45,123)
Non-cash compensation expense	664,440	—
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	37,942	(124,220)
Accounts payable and accrued expenses	18,908	107,049
Net cash used in operating activities	(889,474)	(260,167)

Cash Flows from Investing Activities:
Cash withdrawn from Trust Account	184,993	—
Investment of cash in Trust Account	—	(59,800,000)
Net cash provided by (used in) investing activities	184,993	(59,800,000)

Cash Flows from Financing Activities:
Proceeds from issuance of ordinary shares to initial shareholders	—	25,000
Proceeds from sale of Units, net of underwriting discounts paid	—	48,375,000
Proceeds from sale of Private Units	—	5,318,750
Proceeds from over-allotment Units, net of underwriting discounts paid	—	7,256,250
Proceeds from advances from related party	139,061	3,417
Repayment of advances from related party	—	(90,917)
Proceeds from convertible promissory note – related party	500,000	—
Payment of offering costs	—	(339,673)
Proceeds from unit purchase option		100
Net cash provided by financing activities	639,061	60,547,927

Net Change in Cash and Cash Equivalents	(65,420)	487,760
Cash and Cash Equivalents – Beginning	461,889	—
Cash and Cash Equivalents – Ending	$396,469	$487,760

Supplemental disclosure of non-cash investing and financing activities:
Payment of offering costs through advances from related party	$—	$87,500
Change in value of ordinary shares subject to possible redemption	$817,998	$(174,420)
Initial classification of ordinary shares subject to possible redemption	$—	$55,544,911
Offering costs charged to additional paid in capital at initial public offering	$—	$194,632

The accompanying notes are an integral part of the condensed consolidated financial statements.

PACIFIC SPECIAL ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2017
(Unaudited)

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Pacific Special Acquisition Corp. (the “Company”) is an organized blank check company incorporated in the British Virgin Islands on July 1, 2015. The Company was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities (“Business Combination”). The Company has one wholly-owned subsidiary, PAAC Merger Subsidiary Limited, which was incorporated in the Cayman Islands on November 24, 2016 for the purpose of the transaction described in Note 8.

At March 31, 2017, the Company had not yet commenced any operations. All activity through March 31, 2017 relates to the Company’s formation, its initial public offering (“Initial Public Offering”), which is described below, identifying a target company for a Business Combination and activities in connection with the pending acquisition of Borqs International Holding Corp. (“Borqs”) described in Note 8.

The registration statement for the Initial Public Offering was declared effective on October 14, 2015. On October 20, 2015, the Company consummated the Initial Public Offering of 5,000,000 units (“Units” and, with respect to the ordinary shares included in the Units, the “Public Shares”) at $10.00 per Unit, generating gross proceeds of $50,000,000, which is described in Note 4.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 477,500 Units (the “Private Units” and, with respect to the ordinary shares included in the Private Units, the “Private Shares”), of which 452,500 Private Units were purchased by the Company’s sponsor and 25,000 Private Units were purchased by EarlyBirdCapital, Inc. (“EBC”), in each case, at a price of $10.00 per Unit in a private placement, generating aggregate gross proceeds of $4,775,000, which is described in Note 5.

Following the closing of the Initial Public Offering on October 20, 2015, an amount of $52,000,000 ($10.40 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the Private Units was placed in a trust account (“Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a) (16) of the Investment Company Act of 1940, as amended (the “1940 Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of paragraphs (c)(2), (c)(3) and (c)(4) of Rule 2a-7 of the 1940 Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the Trust Account as described below.

On October 23, 2015, EBC elected to fully exercise their over-allotment option to purchase 750,000 Units (the “Over-allotment Units”) at a purchase price of $10.00 per Unit, generating gross proceeds of $7,500,000. In addition, on October 23, 2015, the Company consummated the sale of an additional 54,375 Private Units at a price of $10.00 per Unit, of which 45,171 Units were purchased by the Company’s sponsor and 9,204 Units were purchased by EBC, generating gross proceeds of $543,750. Following the closing, an additional $7,800,000 of net proceeds ($10.40 per Unit) was placed in the Trust Account, resulting in $59,800,000 ($10.40 per Unit) held in the Trust Account.

Transaction costs amounted to $2,295,923, consisting of $1,868,750 of underwriting fees and $427,173 of Initial Public Offering costs. In addition, following the closing of the Initial Public Offering, $722,827 of cash was held outside of the Trust Account and was available for working capital purposes.

On April 19, 2017, the Company’s shareholder’s approved to extend the period of time for which the Company is required to consummate a Business Combination until August 21, 2017 (the “Extension Amendment”). The number of ordinary shares presented for redemption in connection with the Extension Amendment was 653,996. The Company paid cash in the aggregate amount of $6,801,558, or approximately $10.40 per share, to redeeming shareholders. In addition, the Company’s sponsor has agreed to contribute $0.03 per share to the Trust Account for each Public Share that was not redeemed in connection with the approval of the Extension Amendment, for each 30-day period, or portion thereof, that is needed by the Company to complete a Business Combination from April 20, 2017 through August 21, 2017. To date, the Company’s sponsor has contributed an aggregate of $153,000 into the Company’s Trust Account (the “Contribution”).

PACIFIC SPECIAL ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2017
(Unaudited)

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

The Company’s management has broad discretion with respect to the specific application of the net proceeds of its Initial Public Offering and Private Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. The Company’s Units are listed on the Nasdaq Capital Market (“NASDAQ”). Pursuant to the NASDAQ listing rules, the Company’s Business Combination must be with a target business or businesses whose collective fair market value is equal to at least 80% of the balance in the Trust Account at the time of the execution of a definitive agreement for such Business Combination. There is no assurance that the Company will be able to successfully effect a Business Combination.

The Company will provide its shareholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. In connection with a proposed Business Combination, the Company may seek shareholder approval of a Business Combination at a meeting called for such purpose at which shareholders may seek to redeem their shares, regardless of whether they vote for or against a Business Combination. The shareholders will be entitled to redeem their shares for a pro rata portion of the amount then in the Trust Account (plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations or working capital requirements). In such case, the Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and a majority of the outstanding shares voted are voted in favor of the Business Combination. If a shareholder vote is not required and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Memorandum and Articles of Association, conduct the redemptions pursuant to the tender offer rules of the Securities and Exchange Commission (“SEC”), and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination. Notwithstanding the foregoing, a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from seeking redemption rights with respect to 15% or more of the ordinary shares sold in the Initial Public Offering without the Company’s prior written consent.

The Company’s sponsor, officers and directors (the “initial shareholders”) have agreed (a) to vote their founder shares (as defined in Note 6), Public Shares and Private Shares in favor of a Business Combination, (b) not to propose an amendment to the Company’s Memorandum and Articles of Association with respect to the Company’s pre-Business Combination activities prior to the consummation of a Business Combination unless the Company provides dissenting public shareholders with the opportunity to redeem their shares in conjunction with any such amendment; (c) not to redeem any shares (including the founder shares and Private Shares) into the right to receive cash from the Trust Account in connection with a shareholder vote to approve a Business Combination (or to sell any shares in a tender offer in connection with a Business Combination if the Company does not seek shareholder approval in connection therewith) or a vote to amend the provisions of the Memorandum and Articles of Association relating to shareholders’ rights of pre-Business Combination activity and (d) that the founder shares and Private Shares shall not participate in any liquidating distributions upon winding up if a Business Combination is not consummated.

In connection with the Extension Amendment approved by the Company’s shareholders on April 19, 2017, the Company has until August 21, 2017 (the “Combination Period”) to complete a Business Combination. However, if the Company is unable to complete a Business Combination by the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than five business days thereafter, redeem 100% of the outstanding Public Shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to its obligations to provide for claims of creditors and the requirements of applicable law.

PACIFIC SPECIAL ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2017
(Unaudited)

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

In connection with the redemption of 100% of the Company’s outstanding Public Shares for a portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the Trust Account, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company for its working capital requirements or necessary to pay the Company’s taxes payable. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the Initial Public Offering price per Unit.

The initial shareholders have agreed to waive their redemption rights with respect to the founder shares and the Private Shares (i) in connection with the consummation of a Business Combination and (ii) if the Company fails to consummate a Business Combination within the Combination Period. However, if the Company’s initial shareholders should acquire Public Shares in or after the Initial Public Offering, they will be entitled to redemption rights with respect to such Public Shares if the Company fails to consummate a Business Combination within the Combination Period.

Jian Tu, the President and Chairman of the Board of the Company, has agreed that he will indemnify the Company to the extent necessary to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company, but only if such a vendor or prospective target business does not execute such a waiver. However, Mr. Tu may not be able to meet such obligation as the Company has not required Mr. Tu to retain any assets to provide for his indemnification obligations, nor has the Company taken any further steps to ensure that Mr. Tu will be able to satisfy any indemnification obligations that arise. Moreover, Mr. Tu will not be personally liable to the Company’s public shareholders if Mr. Tu should fail to satisfy his obligations under this agreement and instead will only be liable to the Company. The Company will seek to reduce the possibility that Mr. Tu will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (other than the Company’s independent auditors), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account. Therefore, the distribution from the Trust Account to each holder of ordinary shares may be less than approximately $10.40 per share.

NOTE 2. LIQUIDITY

As of March 31, 2017, the Company had $396,469 in its operating bank account, $59,820,531 in cash and marketable securities held in the Trust Account to be used for a Business Combination or to repurchase or redeem its ordinary shares in connection therewith and a working capital deficit of $482,888. As of March 31, 2017, approximately $21,000 of the amount on deposit in the Trust Account represented interest income, which is available to pay the Company’s tax obligations or fund its working capital requirements. Since inception, the Company has withdrawn approximately $185,000 of interest income from the Trust Account in order to fund working capital requirements.

Until the consummation of a Business Combination, the Company uses the funds not held in the Trust Account for identifying and evaluating prospective acquisition candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to acquire, structuring, negotiating and consummating the Business Combination, paying for public company expenses and annual outside directors fees.

As of March 31, 2017, the Company received an aggregate of $229,061 in advances from management and $500,000 in loans from the Company’s sponsor (see Note 6). The Company does not believe it will need to raise additional funds in order to meet the expenditures required for operating its business. However, in order to fund working capital deficiencies or finance transaction costs in connection with a Business Combination, the Company’s sponsor or an affiliate of the sponsor, officers or directors may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion (see Note 6).

PACIFIC SPECIAL ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2017
(Unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Emerging growth company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Basis of presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 10 of Regulation S-X of the SEC. Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position, results of operations, or cash flows.

In the opinion of management, the accompanying unaudited condensed consolidated financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.

The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended June 30, 2016 as filed with the SEC on September 28, 2016, which contains the audited financial statements and notes thereto, together with Management’s Discussion and Analysis. The financial information as of June 30, 2016 is derived from the audited financial statements presented in the Company’s Annual Report on Form 10-K for the year ended June 30, 2016. The interim results for the nine months ended March 31, 2017 are not necessarily indicative of the results to be expected for the year ending June 30, 2017 or for any future interim periods.

Principles of Consolidation

The accompanying unaudited condensed consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

PACIFIC SPECIAL ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2017
(Unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Use of estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the consolidated financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of March 31, 2017 and June 30, 2016.

Cash and marketable securities held in Trust Account

The amounts held in the Trust Account represent substantially all of the proceeds of the Initial Public Offering and are classified as restricted assets since such amounts can only be used by the Company in connection with the consummation of a Business Combination. As of March 31, 2017 and June 30, 2016, cash and marketable securities held in the Trust Account consisted of United States Treasury Bills with a maturity date of 180 days or less which are classified as trading securities.

Ordinary shares subject to possible redemption

The Company accounts for its ordinary shares subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption (if any) are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, ordinary shares subject to possible redemption are presented as temporary equity, outside of the shareholders’ equity section of the Company’s consolidated balance sheet.

Income taxes

The Company complies with the accounting and reporting requirements of ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company’s management determined that the British Virgin Islands is the Company’s only major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no

PACIFIC SPECIAL ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2017
(Unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

unrecognized tax benefits as of March 31, 2017. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company may be subject to potential examination by U.S. federal, U.S. states or foreign taxing authorities in the area of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with U.S. federal, U.S. state and foreign tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

The provision for income taxes was deemed to be immaterial for the period ended March 31, 2017.

Net loss per share

The Company complies with accounting and disclosure requirements of ASC Topic 260, “Earnings Per Share.” Net loss per share is computed by dividing net loss by the weighted average number of ordinary shares outstanding during the period. Weighted average shares were reduced for the effect of an aggregate of 187,500 ordinary shares that were subject to forfeiture if the over-allotment option was not exercised by the underwriters (see Note 6). As a result of the underwriters’ election to exercise their over-allotment option on October 23, 2015, 187,500 ordinary shares were no longer subject to forfeiture and are therefore included in the calculation of basic loss per share as of such date. Ordinary shares subject to possible redemption at March 31, 2017 have been excluded from the calculation of basic loss per share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. The Company has not considered the effect of (1) warrants included in the Units sold in the Initial Public Offering and the Private Units sold in the private placement to purchase an aggregate of 3,140,937 ordinary shares, (2) rights included in the Units sold in the Initial Public Offering and the Private Units sold in the private placement that convert into an aggregate of 628,187 ordinary shares and (3) 400,000 ordinary shares, warrants to purchase 200,000 ordinary shares and rights that convert into 40,000 ordinary shares underlying the unit purchase option sold to the underwriter, in the calculation of diluted loss per share, since the exercise of the warrants and the conversion of the rights into ordinary shares is contingent upon the occurrence of future events. As a result, diluted loss per share is the same as basic loss per share for the periods presented.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. At March 31, 2017, the Company had not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying condensed consolidated balance sheet, primarily due to their short-term nature.

Recently issued accounting standards

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s consolidated financial statements.

PACIFIC SPECIAL ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2017
(Unaudited)

NOTE 4. INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 5,750,000 Units at a purchase price of $10.00 per Unit, inclusive of 750,000 Over-allotment Units sold to the underwriters on October 23, 2015 upon the underwriters election to fully exercise their over-allotment option. Each Unit consists of one ordinary share, no par value, one right (“Public Right”) and one redeemable warrant (“Public Warrant”). Each right will convert into one-tenth (1/10) of one ordinary share upon consummation of a Business Combination (see Note 9). Each warrant will entitle the holder to purchase one half of one ordinary share at an exercise price of $12.00 per whole share (see Note 9).

NOTE 5. PRIVATE PLACEMENT

Simultaneously with the Initial Public Offering, the Company’s sponsor and EBC purchased an aggregate of 531,875 Private Units at $10.00 per Unit, of which 497,671 Private Units were purchased by the Company’s sponsor and 34,204 Private Units were purchased by EBC, generating gross proceeds of $5,318,750 in the aggregate. The proceeds from the Private Units were added to the net proceeds from the Initial Public Offering held in the Trust Account. The Private Units are identical to the Units sold in the Initial Public Offering, except with respect to the warrants underlying the Private Units (“Private Warrants”), as described in Note 9. Additionally, the holders have agreed not to transfer, assign or sell any of the Private Units or underlying securities (except to certain permitted transferees and provided the transferees agree to the same terms and restrictions as the permitted transferees of the founder shares must agree to) until after the completion of a Business Combination.

NOTE 6. RELATED PARTY TRANSACTIONS

Founder Shares

In July 2015, the Company issued 1,437,500 ordinary shares to its initial shareholders (the “founder shares”) for an aggregate purchase price of $25,000. The founder shares are identical to the Public Shares sold in the Initial Public Offering, except that (1) the founder shares are subject to certain transfer restrictions, as described in more detail below, and (2) the initial shareholders have agreed (i) to waive their redemption rights with respect to their founder shares and Public Shares in connection with the consummation of a Business Combination and (ii) to waive their liquidation rights with respect to their founder shares if the Company fails to complete a Business Combination within the Combination Period.

The 1,437,500 founder shares included an aggregate of up to 187,500 shares which were subject to forfeiture by the sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the initial shareholders would collectively own 20% of the Company’s issued and outstanding shares after the Initial Public Offering (excluding the sale of the Private Units). As a result of the underwriters’ election to fully exercise their over-allotment option, 187,500 founder shares are no longer subject to forfeiture.

Additionally, the initial shareholders have agreed not to transfer, assign or sell any of the founder shares (except to certain permitted transferees) until, with respect to 50% of the founder shares, the earlier of (i) one year after the date of the consummation of a Business Combination, or (ii) the date on which the closing price of the Company’s ordinary shares equals or exceeds $12.50 per share for any 20 trading days within any 30-trading day period commencing after a Business Combination, with respect to the remaining 50% of the founder shares, upon one year after the date of the consummation of a Business Combination, or earlier, in each case, if, subsequent to a Business Combination, the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property.

PACIFIC SPECIAL ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2017
(Unaudited)

NOTE 6. RELATED PARTY TRANSACTIONS (cont.)

Related Party Advances

As of March 31, 2017, certain members of the Company’s management incurred an aggregate of $229,061 of target identification expenses. These expenses have been paid by management on behalf of the Company and are therefore recorded as advances from related parties in the accompanying condensed consolidated balance sheet as of March 31, 2017. The advances are non-interest bearing, unsecured and are payable upon the consummation of a Business Combination.

Administrative Services Arrangement

The Company entered into an agreement with its Chairman whereby, commencing on October 20, 2015 through the earlier of the Company’s consummation of a Business Combination and its liquidation, an affiliate of the Chairman makes available to the Company certain services, including office space, utilities and administrative services, as the Company may require from time to time. The Company has agreed to pay the affiliate of the Chairman $10,000 per month for these services. For the nine months ended March 31, 2017 and 2016, the Company incurred $90,000 and $50,000, respectively, in fees for these services. For the three months ended March 31, 2017 and 2016, the Company incurred $30,000 and $30,000, respectively, in fees for these services. Administrative fees of $50,000 and $20,000 are included in accounts payable and accrued expenses in the accompanying condensed consolidated balance sheets at March 31, 2017 and June 30, 2016, respectively.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Company’s sponsor or an affiliate of the sponsor, officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans, other than the interest on such proceeds that may be released for working capital purposes. Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $500,000 of notes may be converted upon consummation of a Business Combination into additional Private Units at a price of $10.00 per Unit.

On November 9, 2016, the sponsor loaned the Company $500,000 (“Convertible Promissory Note”) to be used for the Company’s expenses relating to investigating and selecting a target business and other working capital requirements. The Convertible Promissory Note, as amended in January 2017, is non-interest bearing and is payable upon the consummation of a Business Combination. The Convertible Promissory Note is convertible, in whole or in part, at the election of the sponsor, upon the consummation of Business Combination. Upon such election, the Convertible Promissory Note will convert into Private Units, at a price of $10.00 per Unit. On April 25, 2017, the sponsor loaned the Company an additional $153,000 to fund the Extension Amendment (see Note 11).

NOTE 7. COMMITMENTS AND CONTINGENCIES

Director Compensation

The Company will pay each of its independent directors an annual retainer of $30,000 (to be prorated for a partial term), payable in arrears commencing on the first anniversary of the Initial Public Offering and ending on the earlier of a Business Combination and the Company’s liquidation. As of March 31, 2017 and June 30, 2016, the Company paid $90,000 and $0, respectively, of directors’ fees and had accrued $37,500 and $80,000, respectively, of directors’ fees payable, which is included in accounts payable and accrued expenses in the accompanying condensed consolidated balance sheets.

PACIFIC SPECIAL ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2017
(Unaudited)

NOTE 7. COMMITMENTS AND CONTINGENCIES (cont.)

Director’s Agreement

On January 10, 2017, the Company entered into an agreement (the “Director’s Agreement”) with the sponsor and David Boris, a director of the Company, pursuant to which Mr. Boris will act as a special director to the Company’s Board of Directors in its efforts in closing the Merger with Borqs (see Note 8). The Director’s Agreement is effective December 23, 2016 and will continue until the earlier of (i) April 20, 2017, (ii) the closing date of the Merger or (iii) Mr. Boris’ resignation or removal as a director of the board or until his successor is duly elected and qualified. The Company will pay Mr. Boris a cash fee of $50,000 payable as follows: (i) $10,000 paid upon execution of the Director’s Agreement, and (ii) thereafter, $10,000 to be paid on a monthly basis; provided, that if any portion of the cash fee remains unpaid at the time the Merger is consummated, all such unpaid amounts will be paid at the closing of the Merger.

As additional compensation, as of December 23, 2016, the sponsor sold Mr. Boris 80,000 shares of the Company’s ordinary shares at a purchase price of $0.017 per share, provided, that a portion of the such shares are subject to forfeiture in the event that the Director’s Agreement is terminated for any reason prior to the date of consummation of the Merger (the “Separation Event”) as follows: (i) 75% will be forfeited if a Separation Event occurs before the one month anniversary of the date of the Director’s Agreement; (ii) 50% will be forfeited if a Separation Event occurs on or after the one month anniversary of the Director’s Agreement and prior to the two month anniversary of the Director’s Agreement; (iii) 25% will be forfeited if a Separation Event occurs on or after the three month anniversary of the Director’s Agreement and prior to the four month anniversary of the Director’s Agreement; and (iv) no shares will be forfeited from and after the four month anniversary of the Director’s Agreement.

The Company determined the fair value of the shares sold to Mr. Boris to be $800,000, or $10.00 per share, which is being recognized ratably as non-cash compensation expense over the service period provided.

As of March 31, 2017, the Company recorded $705,992 of compensation expense. At March 31, 2017, $11,552 is included in accounts payable and accrued expenses in the accompanying condensed consolidated balance sheet.

Registration Rights

Pursuant to a registration rights agreement entered into on October 14, 2015, the holders of the majority of the founder shares and Private Units (and underlying securities) are entitled to registration rights. They are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Merger and Acquisition Agreement

On October 14, 2015, the Company entered into a Merger and Acquisition Agreement with EBC wherein EBC will act as an advisor in connection with a Business Combination to assist the Company in holding meetings with its shareholders to discuss the potential Business Combination and the target business’ attributes, introduce the Company to potential investors that are interested in purchasing the Company’s securities, assist the Company in obtaining shareholder approval for the Business Combination and assist the Company with its press releases and public filings in connection with the Business Combination.

The Company will pay EBC a cash fee for such services upon the consummation of a Business Combination in an amount equal to $1,750,000 (exclusive of any applicable finders’ fees which might become payable). Such amount may be paid out of the funds held in the Trust Account.

PACIFIC SPECIAL ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2017
(Unaudited)

NOTE 7. COMMITMENTS AND CONTINGENCIES (cont.)

Unit Purchase Option

On October 20, 2015, the Company sold to EBC, for $100, an option to purchase up to a total of 400,000 Units exercisable at $10.00 per Unit (or an aggregate exercise price of $4,000,000) commencing on the later of the first anniversary of the effective date of the registration statement related to the Initial Public Offering and the consummation of a Business Combination. The unit purchase option may be exercised for cash or on a cashless basis, at the holder’s option, and expires five years from the effective date of the registration statement related to the Initial Public Offering. The Units issuable upon exercise of this option are identical to those offered in the Initial Public Offering. The Company accounted for the unit purchase option, inclusive of the receipt of $100 cash payment, as an expense of the Initial Public Offering resulting in a charge directly to shareholders’ equity. The Company estimated that the fair value of this unit purchase option was approximately $1,315,901 (or $3.29 per Unit) using the Black-Scholes option-pricing model. The fair value of the unit purchase option to be granted to the underwriters was estimated as of the date of grant using the following assumptions: (1) expected volatility of 35%, (2) risk-free interest rate of 1.40% and (3) expected life of five years. The option and such units purchased pursuant to the option, as well as the ordinary shares underlying such units, the rights included in such units, the ordinary shares that are issuable for the rights included in such units, the warrants included in such units, and the shares underlying such warrants, have been deemed compensation by FINRA and are therefore subject to a 180-day lock-up pursuant to Rule 5110(g)(1) of FINRA’s NASDAQ Conduct Rules. Additionally, the option may not be sold, transferred, assigned, pledged or hypothecated for a one-year period (including the foregoing 180-day period) following the date of Initial Public Offering except to any underwriter and selected dealer participating in the Initial Public Offering and their bona fide officers or partners. The option grants to holders demand and “piggy back” rights for periods of five and seven years, respectively, from the effective date of the registration statement with respect to the registration under the Securities Act of the securities directly and indirectly issuable upon exercise of the option. The Company will bear all fees and expenses attendant to registering the securities, other than underwriting commissions which will be paid for by the holders themselves.

The exercise price and number of units issuable upon exercise of the option may be adjusted in certain circumstances including in the event of a stock dividend, or the Company’s recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances of ordinary shares at a price below its exercise price.

NOTE 8. MERGER AGREEMENT

On December 27, 2016, the Company entered into a Merger Agreement (the “Merger Agreement”) with Borqs International Holding Corp., an exempted company incorporated under the laws of the Cayman Islands with limited liability (“Borqs”), PAAC Merger Subsidiary Limited, an exempted company incorporated under the laws of the Cayman Islands with limited liability and a wholly-owned subsidiary of the Company (“Merger Sub”), Zhengqi International Holding Limited, a company incorporated in the British Virgin Islands, in the capacity as the representative from and after the Effective Time (as defined below) for the shareholders of the Company other than the shareholders of Borqs as of immediately prior to the Effective Time and their successors and assignees (the “Purchaser Representative”), Zhengdong Zou, in the capacity as the representative from and after the Effective Time for the shareholders of Borqs as of immediately prior to the Effective Time (the “Seller Representative”), and for certain limited purposes thereof, Zhengqi International Holding Limited, a company incorporated in the British Virgin Islands (the “Sponsor”).

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), Merger Sub will merge with and into Borqs, with Borqs continuing as the surviving entity (the “Merger”). As a result of the consummation of the Merger, at the effective time of the Merger (the “Effective Time”), and subject to the terms and conditions set forth in the Merger Agreement, the holders of Borqs issued and outstanding capital shares will receive ordinary shares of the Company (“Pacific Ordinary Shares”), the holders of Borqs issued and outstanding warrants will receive replacement warrants to acquire Pacific Ordinary Shares (“Replacement Warrants”), and the holders of Borqs issued and outstanding options will have their options assumed by the Company and will instead acquire Pacific Ordinary Shares upon exercise of such options (such options, the “Assumed Options”).

PACIFIC SPECIAL ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2017
(Unaudited)

NOTE 8. MERGER AGREEMENT (cont.)

The total number of Pacific Ordinary Shares to be received by Borqs shareholders at the Effective Time (the “Merger Consideration Shares”) will be based on the adjusted equity valuation of Borqs as of the Closing, with such adjusted equity valuation divided by $10.40. The adjusted equity valuation of Borqs as of the Closing will be determined by starting with a base valuation of $303.0 million, deducting the amount of indebtedness (net of cash) of Borqs and its subsidiaries (Borqs and its subsidiaries, which term as used herein includes any variable interest entities through which Borqs operates in the People’s Republic of China, collectively, the “Target Companies”) as of the last business day before the Closing (but treating any amounts contingent upon the Closing as not being contingent) (the “Reference Time”), increasing such valuation to the extent that the net working capital (excluding indebtedness and cash) of the Target Companies as of the Reference Time is greater than $11.0 million or decreasing such valuation to the extent that the net working capital (excluding indebtedness and cash) of the Target Companies as of the Reference Time is less than $9.0 million, and increasing such valuation to the extent that the Company’s outside accounting and legal expenses incurred in connection with the negotiation, preparation and consummation of the Merger Agreement (but excluding any deferred initial public offering costs or costs incurred with any PIPE Investment (as defined below) or any costs incurred in connection with an extension of the Company’s deadline to consummate a business combination, if sought) exceed $1.0 million. The adjusted equity valuation will be determined by mutual agreement of Borqs and the Company based on estimates of the foregoing factors as of the Closing, without any post-Closing adjustments. Four percent (4%) of the Merger Consideration Shares (together with any equity securities paid as dividends or distributions with respect to such shares or into which such shares are exchanged or converted, the “Escrow Shares” and, together with any other dividends, distributions or other income of the Escrow Shares, the “Escrow Property”) otherwise payable at the Closing will be held in a segregated escrow account (the “Escrow Account”) by an escrow agent to be mutually agreed upon by the Company and Borqs (the “Escrow Agent”) to cover any indemnification claims made on behalf of the Company or the other indemnified parties under the Merger Agreement. Each Borqs shareholder as of the Effective Time (each, a “Borqs Shareholder”) will receive its pro rata portion of the Merger Consideration Shares, less its pro rata portion of the Escrow Shares held in the Escrow Account, based on the number of Borqs shares held by such Borqs Shareholder (with any Borqs preferred shares treated on an as-converted into Borqs ordinary share basis), except that any Borqs Shareholder who exercises dissenters rights under Cayman Islands law will not be entitled to receive its pro rata share of the Merger Consideration Shares.

The Merger Agreement contains a number of customary representations and warranties made by the Company and Borqs solely for the benefit of the other, which in certain cases are qualified by the representing party’s knowledge, and/or by materiality or Material Adverse Effect (as defined in the Merger Agreement), and subject to other specified exceptions and qualifications contained in the Merger Agreement or in information provided pursuant to certain disclosure schedules to the Merger Agreement. The representations and warranties made by Borqs survive the Closing and continue until the 18 month anniversary of the Closing Date. The representations and warranties made by the Company do not survive the Closing.

Each party agreed in the Merger Agreement to use their commercially reasonable efforts to effect the Closing. The Merger Agreement also contains certain customary covenants by the parties during the period between the signing of the Merger Agreement and the earlier of the Closing or the termination of the Merger Agreement in accordance with its terms.

The parties also agreed that between the signing of the Merger Agreement and the Closing, the Company may enter into and consummate subscription agreements with investors for a private equity investment in the Company to purchase the Company’s share capital on terms and conditions mutually agreeable to the Company and Borqs (a “PIPE Investment”), and that if the Company elects to seek a PIPE Investment, the Company and Borqs will use their commercially reasonable efforts to cause such PIPE Investment to occur.

The Company also agreed to certain covenants with respect to its obligations to file a proxy statement (the “Proxy Statement”) for an extraordinary general meeting of its shareholders to approve the Merger Agreement and the related transactions (the “Shareholder Meeting”), including to have its board of directors take actions to, and seek the approval

PACIFIC SPECIAL ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2017
(Unaudited)

NOTE 8. MERGER AGREEMENT (cont.)

of its shareholders at the Shareholder Meeting, if necessary, to, (i) amend the Company’s memorandum and articles of association in form and substance reasonably acceptable to the Company and Borqs to, among other matters, accommodate any PIPE Investment and change the name of the Company after the Closing to “Borqs Technologies, Inc.”, (ii) adopt a new equity incentive plan for the Company (the “Equity Plan”) in a form to be agreed by the Company and Borqs, which Equity Plan will provide for option awards for a number of Pacific Ordinary Shares equal to the difference between 13.5% of the number of Pacific Ordinary Shares issued and outstanding immediately after the Closing and the number of Pacific Ordinary Shares that are subject to the Assumed Options and (iii) structure the Company’s board of directors as described in the Merger Agreement.

From and after the closing, Borqs Shareholders and their respective successors and assigns are required to severally indemnify the Company, the Purchaser Representative and their respective affiliates and their respective officers, directors, managers, employees, successors and permitted assigns (each referred to with respect to claims as an indemnified party) from and against any losses from (a) the breach of any of Borqs’ representations and warranties, (b) the breach of any of Borqs’ covenants or the Company’s post-Closing covenants, (c) any actions by persons or entities who were holders of equity securities (including options, warrants, convertible securities or other rights) of any Target Company prior to the Closing arising out of the sale, purchase, termination, cancellation, expiration, redemption or conversion of any such securities or (d) any indebtedness of the Target Companies as of the Closing which were not taken into account in the adjusted equity valuation. Except for fraud-based claims, indemnification claims are subject to (i) a minimum claim amount, with all related claims, of $10,000, and (ii) an aggregate basket of $1,000,000 before any indemnification claims can be made, at which point all claims in excess of the minimum claim amount will be paid back to the first dollar. In any indemnification claims between the parties, the Purchaser Representative will represent the indemnified parties and the Seller Representative will represent the Borqs Shareholders.

The obligations of each party to consummate the Closing are subject to the satisfaction or waiver of customary conditions and closing deliverables, including, but not limited to, (1) the Company’s shareholders having approved the Merger Agreement and the related transactions (including the other matters for approval specific in the Proxy Statement) by the requisite vote at the Shareholder Meeting, (2) Borqs Shareholders having approved the Merger Agreement and related transactions by the requisite vote at a duly held meeting of Borqs Shareholders (although, at the time of the signing of the Merger Agreement, Borqs Shareholders representing the requisite vote of shareholders necessary to approve the Merger Agreement and related transactions provided written consents to Borqs and/or entered into voting agreements with the Company and Borqs to vote in favor of the Merger Agreement and related transactions), (3) any required governmental and third party approvals having been obtained and any antitrust waiting periods expired or terminated, (4) no law or order preventing the transactions, (5) the Company having net tangible assets of at $5,000,001 after giving effect to any redemptions of public shareholders required by the Company’s organizational documents and its Initial Public Offering prospectus (the “Redemption”) and taking into account and proceeds from any PIPE Investment, (6) the other party’s representations and warranties being true and correct as of the date of the Merger Agreement and as of the Closing, except as has not had or reasonably be expected to have a Material Adverse Effect on the other party, (7) the other party’s compliance with its covenants under the Merger Agreement in all material respects, and (8) no Material Adverse Effect shall have occurred with respect to the other party (or with respect to Borqs, its subsidiaries) since the date of the Merger Agreement.

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior the Closing, including among other reasons, (1) by either the Company or Borqs if the Closing has not occurred on or prior to April 20, 2017 (or, if the Company seeks and receives the approval of its shareholders to extend the deadline for the Company to consummate its Business Combination, the earlier of such extended date or July 20, 2017), (2) by either party for the other party’s uncured breach (subject to certain materiality qualifiers), (3) by the Company if there has been a Material Adverse Effect on Borqs or its subsidiaries after the date of the Merger Agreement which is uncured and continuing, or (4) by either the Company of Borqs if (A) the Company holds the Shareholder Meeting

PACIFIC SPECIAL ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2017
(Unaudited)

NOTE 8. MERGER AGREEMENT (cont.)

and it does not receive the requisite vote of its shareholders to approve the Merger Agreement and related transactions or (B) Borqs holds its shareholder meeting and it does not receive the requisite vote of its shareholders to approve the Merger Agreement and related transactions.

If the Merger Agreement is terminated by a party due to the other party’s material uncured breach, the breaching party shall pay to the terminating party as liquidated damages a termination fee of $5,000,000 (the “Termination Fee”). The Sponsor guaranteed the Company’s obligation to pay a Termination Fee in such circumstances. If the Merger Agreement is terminated, all further obligations of the parties under the Merger Agreement (except for, if applicable, the obligation to pay the Termination Fee and certain obligations related to confidentiality, public announcements and general provisions) will terminate, and no party to the Merger Agreement will have any further liability to any other party thereto except for liability for fraud or for, except in the case where the Termination Fee is paid, willful breach of the Merger Agreement prior to termination.

At the same time that the Merger Agreement was signed, the Company and Borqs entered into voting agreements (each, a “Voting Agreement”) with certain Borqs Shareholders. Under the Voting Agreement, the Borqs Shareholders party thereto generally agreed to vote all of their capital shares in Borqs in favor of the Merger Agreement and related transactions, to deliver the Closing deliverables required to be delivered by Borqs Shareholders under the Merger Agreement, to waive any dissenters’ rights and to otherwise take certain other actions in support of the Merger Agreement and related transactions.

At the Closing, each Borqs Shareholder and each holder of a Borqs warrant will enter into a Lock-Up Agreement with the Company and the Purchaser Representative (each, a “Lock-Up Agreement”), with respect to their Merger Consideration Shares and Replacement Warrants received in the Merger and any Pacific Ordinary Shares issuable upon the exercise of the Replacement Warrants.

At the Closing, the Company will enter into a Registration Rights Agreement with the Borqs Shareholders and the holders of Borqs warrants and the Purchaser Representative (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Borqs Shareholders and warrant holders will have registration rights that will obligate the Company to register for resale under the Securities Act, all or any portion of their Merger Consideration Shares and Replacement Warrants (together with any securities of the Company issued as a dividend or distribution with respect thereto or in exchange therefor, the “Registrable Securities”), except that Registrable Securities that are subject to transfer restrictions in the Lock-Up Agreement or Escrow Shares held in the Escrow Account may not be requested to be registered or registered until 90 days before the end of the applicable transfer restrictions. Holders of a majority-in-interest of any class of Registrable Securities will be entitled under the Registration Rights Agreement to make a written demand for registration under the Securities Act of all or part of the their Registrable Securities, and other holders of the Registrable Securities will be entitled to join in such demand registration. Subject to certain exceptions, if any time after the Closing, the Company proposes to file a registration statement under the Securities Act with respect to its securities, under the Registration Rights Agreement, the Company shall give notice to the holders of the Registrable Securities as to the proposed filing and offer them an opportunity to register the sale of such number of Registrable Securities as requested by them in writing, subject to customary cut-backs. In addition, subject to certain exceptions, holders of Registrable Securities will be entitled under the Registration Rights Agreement to request in writing that the Company register the resale of any or all of such Registrable Securities on Form S-3 and any similar short-form registration that may be available at such time. Under the Registration Rights Agreement, the Company will agree to indemnify the holders of Registrable Securities and certain persons or entities related to them, such as their officers, directors, employees, agents and representatives against any losses or damages resulting from any untrue statement or omission of a material fact in any registration statement or prospectus pursuant to which they sell Registrable Securities, unless such liability arose from their misstatement or omission, and the holders of Registrable Securities, including Registrable Securities in any registration statement or prospectus, will agree to indemnify the Company and certain persons or entities related to the Company, such as its officers and directors and underwriters, against all losses caused by their misstatements or omissions in those documents.

PACIFIC SPECIAL ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2017
(Unaudited)

NOTE 8. MERGER AGREEMENT (cont.)

At the Closing, certain specified Borqs Shareholders actively involved with Borqs management will enter into Non-Competition and Non-Solicitation Agreements in favor of the Company, Borqs and their respective successors and subsidiaries, and to which the Purchaser Representative is also a party thereunder, relating to the business of providing software and solutions for connected devices in the Internet of Things industry, and mobile communication services as a Mobile Virtual Network Operator as conducted by Borqs and to be conducted by Pacific and its subsidiaries after the Closing.

On May 10, 2017, the Company, the Purchaser Representative, the Seller Representative and Borqs entered into a First Amendment to the Merger Agreement (the “Amendment”) to amend certain of the terms of the Merger Agreement. The Amendment (i) reduces the base value of the merger consideration to be received by Borqs shareholders from $303.0 million to $270.0 million, (ii) provides that a number of the Pacific Ordinary Shares otherwise to be received by Borqs shareholders as merger consideration, between 2,352,285 and 3,846,154 shares (the “Earnout Shares”), will be contingent, deposited in escrow and subject to a earnout based on the consolidated net income of the Company and its subsidiaries, subject to certain adjustments (the “Adjusted Net Income”), for the twelve month period from July 1, 2017 to June 30, 2018 (the “Earnout Period”), and (iii) revises the indemnity escrow so that 4% of the shares due to the Borqs shareholders as merger consideration at the Closing (excluding for the purposes of such calculation any Earnout Shares) are deposited into the indemnity escrow at the Closing. The exact number of Earnout Shares will be based on the aggregate of the funds left in the Company’s Trust Account after redemptions in connection with the Merger and the proceeds from the private placement to be conducted by the Company prior to the Closing (the “Closing Proceeds”), with there being 2,352,285 Earnout Shares if the Closing Proceeds are $24.0 million and the number of Earnout Shares increasing on a linear sliding scale, up to 3,846,154 Earnout Shares if the Closing Proceeds are $57.5 million. In order for the Borqs shareholders to receive the full Earnout Shares, the Company will need to achieve at least $20.0 million in Adjusted Net Income during the Earnout Period, and if the Adjusted Net Income is greater than $18.0 million but less than $20.0 million, the Borqs shareholders will receive a pro-rated amount of the Earnout Shares on a sliding scale with zero Earnout Shares earned at $18.0 million in Adjusted Net Income and the full Earnout Shares earned at $20.0 million in Adjusted Net Income. In consideration of entering into the Backstop and Subscription Agreement, as described below, the Sponsor will be entitled to receive 2,352,285 of the Earnout Shares (the “Backstop Guarantee Shares”) if they are not earned by the Borqs shareholders, or a proportionate number of shares if the earnout is only partially earned by the Borqs shareholders. Any additional Earnout Shares in excess of the 2,352,285 Backstop Guarantee Shares (the “Net Income Shares”), to the extent not earned by Borqs shareholders, will be forfeited, returned to the Company and cancelled. The Backstop Guarantee Shares will be issued at the Closing in the name of the Sponsor and deposited in escrow, and while held in escrow, the Sponsor will be entitled to all voting rights and dividend rights (other than equity securities paid as dividends) with respect to such shares. Any portion of the Backstop Guarantee Shares that are earned by the Borqs shareholders will be forfeited by the Sponsor and the Company will issue new equivalent shares to the Borqs shareholders, with 4% of such newly-issued shares being added to the existing indemnity escrow until the ultimate release of the indemnity escrow pursuant to the terms of the Merger Agreement governing the indemnity escrow. The Net Income Shares will be issued at the Closing in the name of the Borqs shareholders and deposited in escrow, and while held in escrow, the Borqs shareholders will be entitled to all voting rights and dividend rights (other than equity securities paid as dividends) with respect to such shares. If released to the Borqs shareholders at the end of the Earnout Period, 4% of the Net Income Shares will be retained by the escrow agent and added to the existing indemnity escrow until the ultimate release of the indemnity escrow pursuant to the terms of the Merger Agreement governing the indemnity escrow. Additionally, the parties in the Amendment agreed that the amendment to the Company’s amended and restated memorandum and articles of association as contemplated by the Merger Agreement will include certain additional requirements with respect to any acquisition of a business or entity from a third party by the Company or its subsidiaries during the Earnout Period, including by merger, consolidation, acquisition of stock or assets, or any other form of business combination, of any entity or any division thereof, or any material amount of assets outside the ordinary course of business during the Earnout Period.

PACIFIC SPECIAL ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2017
(Unaudited)

NOTE 8. MERGER AGREEMENT (cont.)

In connection with the execution of the Amendment, on May 11, 2017, the Company and the Sponsor entered into a Backstop and Subscription Agreement (the “Backstop and Subscription Agreement”), pursuant to which the Sponsor agreed to purchase up to $24.0 million of Pacific Ordinary Shares through (i) open market or privately negotiated transactions with third parties (with the Sponsor not obligated to pay a price of greater than $10.40 per share), (ii) a private placement at a price of $10.40 per share with consummation to occur concurrently with that of the Business Combination or (iii) a combination thereof, in order to ensure that there is at least $24.0 million in Closing Proceeds (the “Backstop Commitment”), although the Sponsor is entitled, at its sole election, to purchase additional Pacific Ordinary Shares in excess of such $24.0 million Closing Proceeds requirement, up to $24.0 million purchased in total in connection with the Backstop and Subscription Agreement. As consideration for the Backstop Commitment, the Sponsor will be entitled to receive the Backstop Guarantee Shares subject to the terms and conditions of the Amendment, as described above. In connection with the Backstop and Subscription Agreement, at the Closing, the Company and the Sponsor will enter into a registration rights agreement, in a form to be agreed, with respect to the shares purchased in connection with the Backstop and Subscription Agreement and any Backstop Guarantee Shares released from escrow to and retained by the Sponsor. If the Sponsor assigns all or a portion of its obligations under the Backstop and Subscription Agreement to investors that are qualified institutional buyers or institutional accredited investors, such assignees will take a proportionate share of the Sponsor’s rights with respect to the Backstop Guarantee Shares and proportionate rights under the registration rights agreement contemplated by the Backstop and Subscription Agreement.

The Merger will be accounted for as a reverse merger in accordance with GAAP. Under this method of accounting, the Company will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on Borqs comprising the ongoing operations of the combined entity, Borqs’ senior management comprising the senior management of the combined company, and Borqs’ shareholders having a majority of the voting power of the combined company. Accordingly, for accounting purposes, the Merger will be treated as the equivalent of Borqs issuing stock for the net assets of the Company, accompanied by a recapitalization. The net assets of the Company will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Merger will be those of Borqs.

NOTE 9. STOCKHOLDERS’ EQUITY

Preferred Shares — The Company is authorized to issue an unlimited number of no par value preferred shares, divided into five classes, Class A through Class E, each with such designation, rights and preferences as may be determined by a resolution of the Company’s board of directors to amend the Memorandum and Articles of Association to create such designations, rights and preferences. The Company has five classes of preferred shares to give the Company flexibility as to the terms on which each Class is issued. All shares of a single class must be issued with the same rights and obligations. Accordingly, starting with five classes of preferred shares will allow the Company to issue shares at different times on different terms. At March 31, 2017, there are no preferred shares designated, issued or outstanding.

Ordinary Shares — The Company is authorized to issue an unlimited number of no par value ordinary shares. Holders of the Company’s ordinary shares are entitled to one vote for each share. At March 31, 2017 and June 30, 2016, there were 2,496,395 and 2,422,786 ordinary shares issued and outstanding (excluding 5,222,980 and 5,296,589 ordinary shares subject to possible redemption).

Rights — Each holder of a right will receive one-tenth (1/10) of one ordinary share upon consummation of a Business Combination, even if the holder of such right redeemed all ordinary shares held by him, her or it in connection with a Business Combination or an amendment to the Company’s Memorandum and Articles of Association with respect to the Company’s pre-Business Combination activities. No additional consideration will be required to be paid by a holder of rights in order to receive his, her or its additional ordinary shares upon consummation of a Business Combination as the consideration related thereto has been included in the Unit purchase price paid for by investors in the Initial Public Offering. The shares issuable upon exchange of the rights will be freely tradable (except to the extent

PACIFIC SPECIAL ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2017
(Unaudited)

NOTE 9. STOCKHOLDERS’ EQUITY (cont.)

held by affiliates of the Company). If the Company enters into a definitive agreement for a Business Combination in which the Company will not be the surviving entity, the definitive agreement will provide for the holders of rights to receive the same per share consideration the holders of the ordinary shares will receive in the transaction on an as-converted into ordinary share basis.

If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such rights, and the rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of a Business Combination. Additionally, in no event will the Company be required to net cash settle the rights. Accordingly, the rights may expire worthless.

Warrants — Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable on the later of (a) the consummation of a Business Combination or (b) 12 months from the effective date of the registration statement relating to the Initial Public Offering. No Public Warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the ordinary shares issuable upon exercise of the Public Warrants and a current prospectus relating to such ordinary shares. Notwithstanding the foregoing, if a registration statement covering the ordinary shares issuable upon the exercise of the Public Warrants is not effective within 90 days from the consummation of a Business Combination, the holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise the Public Warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. If an exemption from registration is not available, holders will not be able to exercise their Public Warrants on a cashless basis. The Public Warrants will expire five years from the consummation of a Business Combination or earlier upon redemption or liquidation.

The Company may call the warrants for redemption (excluding the Private Warrants but including any outstanding warrants issued upon exercise of the unit purchase option issued to EBC and/or its designees), in whole and not in part, at a price of $.01 per warrant:

•         at any time while the Public Warrants are exercisable,

•         upon not less than 30 days’ prior written notice of redemption to each Public Warrant holder,

•         if, and only if, the reported last sale price of the ordinary shares equals or exceeds $18.00 per share, for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to Public Warrant holders, and

•         if, and only if, there is a current registration statement in effect with respect to the ordinary shares underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement.

The Private Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except the Private Warrants are exercisable for cash (even if a registration statement covering the ordinary shares issuable upon exercise of such Private Warrants is not effective) or on a cashless basis, at the holder’s option, and will not redeemable by the Company, in each case so long as they are still held by the initial shareholders or their affiliates. Additionally, EBC has agreed that it and its designees will not be permitted to exercise any Private Warrants underlying the Private Units after the five year anniversary of the effective date of the Initial Public Offering.

PACIFIC SPECIAL ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2017
(Unaudited)

NOTE 9. STOCKHOLDERS’ EQUITY (cont.)

The exercise price and number of ordinary shares issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of ordinary shares at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless.

NOTE 10. FAIR VALUE MEASUREMENTS

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:

Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:

Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at March 31, 2017 and June 30, 2016, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	March 31, 2017	June 30, 2016
Assets:
Cash and marketable securities held in Trust Account	1	$59,820,531	$59,877,198

NOTE 11. SUBSEQUENT EVENTS

The Company evaluates subsequent events and transactions that occur after the balance sheet date up to the date that the consolidated financial statements are issued. Other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the consolidated financial statements.

On April 19, 2017, the Company’s shareholders approved the Extension Amendment. The number of ordinary shares presented for redemption in connection with the Extension Amendment was 653,996. The Company paid cash in the aggregate amount of $6,801,558, or approximately $10.40 per share, to redeeming shareholders. In addition, the Company’s sponsor has agreed to contribute $0.03 per share to the Trust Account for each Public Share that was not

PACIFIC SPECIAL ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2017
(Unaudited)

NOTE 11. SUBSEQUENT EVENTS (cont.)

redeemed in connection with the approval of the Extension Amendment, for each 30-day period, or portion thereof, that is needed by the Company to complete a Business Combination from April 20, 2017 through August 21, 2017. To date, the Company’s sponsor has contributed an aggregate of $153,000 into the Company’s Trust Account. The Contribution is non-interest bearing and payable upon the consummation of a Business Combination.

As more fully described in Note 8, on May 10, 2017, the Company, the Purchaser Representative, the Seller Representative and Borqs entered into the Amendment to amend certain of the terms of the Merger Agreement.

As more fully described in Note 8, in connection with the execution of the Amendment, on May 11, 2017, the Company and the Sponsor entered into the Backstop and Subscription Agreement.

BORQS INTERNATIONAL HOLDING CORP
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Page
Consolidated Financial Statements for the Years Ended December 31, 2014 and 2015
Report of Independent Registered Public Accounting Firm	F-40
Consolidated Balance Sheets as of December 31, 2014 and 2015	F-41 – F-44
Consolidated Statements of Operations for the Years Ended December 31, 2014 and 2015	F-45
Consolidated Statements of Comprehensive (Loss) Income for the Years Ended December 31, 2014 and 2015	F-46
Consolidated Statements of Changes in Shareholders’ Deficit for the Years Ended December 31, 2014 and 2015	F-47 – F-48
Consolidated Statements of Cash Flows for the Years Ended December 31, 2014 and 2015	F-49 – F-50
Notes to the Consolidated Financial Statements	F-51 – F-80

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of BORQS International Holding Corp

We have audited the accompanying consolidated balance sheets of BORQS International Holding Corp (the “Company”) as of December 31, 2014 and 2015, and the related consolidated statements of operations, comprehensive (loss) income, changes in shareholders’ deficit and cash flows for each of the two years in the period ended December 31, 2015. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of BORQS International Holding Corp at December 31, 2014 and 2015, and the consolidated results of its operations and its cash flows for each of the two years in the period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young Hua Ming LLP

Shanghai, the People’s Republic of China

December 20, 2016

BORQS INTERNATIONAL HOLDING CORP
CONSOLIDATED BALANCE SHEETS
(Amounts in thousands of US dollars (“US$”))

		As of December 31,
	Note	2014	2015
		US$	US$
ASSETS
Current assets:
Cash and cash equivalents		13,418	7,787
Restricted cash		981	770
Accounts receivable		12,898	6,068
Accounts receivable from related parties	(17)	132	5,998
Receivable from Mobile Virtual Network Operator (“MVNO”) franchisees		—	3,295
Inventories	(5)	2,190	6,264
Deferred cost of revenues		3,275	984
Prepaid and other current assets	(6)	3,399	3,225

Total current assets		36,293	34,391

Non-current assets:
Property and equipment, net	(7)	2,487	2,250
Intangible assets, net	(8)	9,753	13,262
Goodwill	(9)	786	741
Deferred tax asset	(16)	283	1,074
Deferred cost of revenues		355	177
Other non-current assets		182	1,184

Total non-current assets		13,846	18,688

Total assets		50,139	53,079

The accompanying notes are an integral part of these consolidated financial statements

BORQS INTERNATIONAL HOLDING CORP
CONSOLIDATED BALANCE SHEETS (CONTINUED)
(Amounts in thousands of US dollars (“US$”))

		As of December 31,
	Note	2014	2015
		US$	US$
LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current liabilities:
Accounts payable (including accounts payable of the Consolidated VIEs without recourse to the primary beneficiary of US$1,277 and US$3,747 as of December 31, 2014 and 2015, respectively)		7,693	6,951
Accrued expenses and other payables (including accrued expenses and other payables of the Consolidated VIEs without recourse to the primary beneficiary of US$751 and US$1,882 as of December 31, 2014 and 2015, respectively)	(11)	4,167	6,263
Deferred revenue (including deferred revenue of the Consolidated VIEs without recourse to the primary beneficiary of US$6,297 and US$11,425 as of December 31, 2014 and 2015, respectively)		12,863	17,334
Income tax payable		—	165
Short-term bank borrowings (including short-term bank borrowings of the Consolidated VIEs without recourse to the primary beneficiary of US$817 and nil as of December 31, 2014 and 2015, respectively)	(10)	2,817	2,000
Long-term bank borrowings – current portion	(10)	—	571
Deferred government grants	(12)	3,056	1,762

Total current liabilities		30,596	35,046

The accompanying notes are an integral part of these consolidated financial statements

BORQS INTERNATIONAL HOLDING CORP
CONSOLIDATED BALANCE SHEETS (CONTINUED)
(Amounts in thousands of US dollars (“US$”))

		As of December 31,
	Note	2014	2015
		US$	US$
LIABILITIES AND SHAREHOLDERS’ DEFICIT
Non-current liabilities:
Unrecognized tax benefits	(16)	46	691
Deferred tax liabilities (including deferred tax liabilities of the Consolidated VIEs without recourse to the primary beneficiary of US$2,032 and US$1,779 as of December 31, 2014 and 2015, respectively)	(16)	2,032	1,779
Deferred revenue		23	440
Long-term bank borrowings	(10)	—	381
Deferred government grants	(12)	4,260	2,252

Total non-current liabilities		6,361	5,543

Total liabilities		36,957	40,589

Commitments and contingencies	(21)

The accompanying notes are an integral part of these consolidated financial statements

BORQS INTERNATIONAL HOLDING CORP
CONSOLIDATED BALANCE SHEETS (CONTINUED)
(Amounts in thousands of US dollars (“US$”))

		As of December 31,
	Note	2014	2015
		US$	US$
LIABILITIES AND SHAREHOLDERS’ DEFICIT
Mezzanine equity:
Series A convertible redeemable preferred shares (US$0.001 par value; 39,900,000 shares authorized; 39,900,000 issued and outstanding as of December 31, 2014 and 2015)	(20)	11,970	11,970
Series B convertible redeemable preferred shares (US$0.001 par value; 82,857,143 shares authorized; 82,857,143 issued and outstanding as of December 31, 2014 and 2015)	(20)	26,126	26,126
Series C convertible redeemable preferred shares (US$0.001 par value; 50,909,089 shares authorized; 50,909,089 issued and outstanding as of December 31, 2014 and 2015)	(20)	19,127	20,848
Series D convertible redeemable preferred shares (US$0.001 par value; 23,721,443 shares authorized; 23,721,443 issued and outstanding as of December 31, 2014 and 2015)	(20)	8,246	8,942

Total mezzanine equity		65,469	67,886

Shareholders’ deficit:
Ordinary shares		54	54
Additional paid-in capital		1,120	1,124
Statutory reserve		860	1,270
Accumulated deficit		(55,614)	(56,330)
Accumulated other comprehensive income (loss)	(13)	139	(1,149)

Total BORQS International Holding Corp shareholders’ deficit		(53,441)	(55,031)

Noncontrolling interest		1,154	(365)

Total shareholders’ deficit		(52,287)	(55,396)

Total liabilities, mezzanine equity, noncontrolling interest and shareholders’ deficit		50,139	53,079
The accompanying notes are an integral part of these consolidated financial statements

BORQS INTERNATIONAL HOLDING CORP
CONSOLIDATED STATEMENT OF OPERATIONS
(Amounts in thousands of US dollars (“US$”))

		For the year ended December 31,
	Note	2014	2015
		US$	US$
Net Revenues:
Software		17,222	22,468
Hardware		28,058	32,647
MVNO		58	16,007
Others		2,150	3,950

Total net revenues		47,488	75,072

Software		(8,966)	(12,660)
Hardware		(24,303)	(26,101)
MVNO		(786)	(16,225)
Others		(1,592)	(2,980)

Total cost of revenues		(35,647)	(57,966)

Total gross profit		11,841	17,106

Operating expenses:
Sales and marketing expenses		(4,419)	(7,359)
General and administrative expenses		(4,197)	(4,883)
Research and development expenses		(11,743)	(7,245)

Total operating expenses		(20,359)	(19,487)

Other operating income		648	3,094

Operating (loss) income		(7,870)	713

Interest income		23	61
Interest expense		(82)	(156)
Other income		282	208
Other expense		(402)	(35)
Foreign exchange gain		72	855

(Loss) profit before income taxes		(7,977)	1,646

Income tax expense	(16)	(194)	(851)

Net (loss) income		(8,171)	795

Less: net loss attributable to noncontrolling interests		(510)	(1,316)

Net (loss) income attributable to Borqs International Holding Corp		(7,661)	2,111

Add: accretion to redemption value of convertible redeemable preferred shares		(2,848)	(2,417)
Net loss attributable to ordinary shareholders		(10,509)	(306)

The accompanying notes are an integral part of these consolidated financial statements

BORQS INTERNATIONAL HOLDING CORP
CONSOLIDATED STATEMENT OF COMPREHENSIVE (LOSS) INCOME
(Amounts in thousands of US dollars (“US$”))

		For the year ended December 31,
	Note	2014	2015
		US$	US$
Net (loss) income		(8,171)	795
Other comprehensive loss, net of tax of nil:
Foreign currency translation adjustments, net of tax of nil		(74)	(1,288)
Other comprehensive loss, net of tax of nil	(13)	(74)	(1,288)
Comprehensive loss		(8,245)	(493)
Less: comprehensive loss attributable to noncontrolling interest		(510)	(1,519)
Comprehensive (loss) income attributable to the Borqs International Holding Corp		(7,735)	1,026
Change in redemption value of convertible redeemable preferred shares		(2,848)	(2,417)
Comprehensive loss attributable to ordinary shareholders		(10,583)	(1,391)

The accompanying notes are an integral part of these consolidated financial statements

BORQS INTERNATIONAL HOLDING CORP
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ DEFICIT
(Amounts in thousands of US dollars (“US$”) except for number of shares)

	Note	Number of ordinary shares	Ordinary shares	Additional paid-in capital	Accumulated Statutory reserves	Accumulated other comprehensive income	Accumulated deficit	Total BORQS International Holding Corp shareholders’ deficit	Noncontrolling interest	Total shareholders’ Deficit
Balance as of January 1, 2014		53,816,667	54	1,092		213	(44,245)	(42,886)	—	(42,886)
Consolidated net loss			—	—	—	—	(7,661)	(7,661)	(510)	(8,171)
Noncontrolling interest addition through acquisition	(4)		—	—	—	—	—	—	1,636	1,636
Contribution by noncontrolling interest through incorporation			—	—	—	—	—	—	28	28
Appropriation of statutory reserves			—	—	860	—	(860)	—	—	—
Foreign exchange difference			—	—	—	(74)	—	(74)	—	(74)
Accretion to redemption value of convertible redeemable preferred shares			—	—	—	—	(2,848)	(2,848)	—	(2,848)
Vesting of restricted shares		200,000	—	28	—	—	—	28	—	28

Balance as of December 31, 2014		54,016,667	54	1,120	860	139	(55,614)	(53,441)	1,154	(52,287)

The accompanying notes are an integral part of these consolidated financial statements

BORQS INTERNATIONAL HOLDING CORP
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ DEFICIT (CONTINUED)
(Amounts in thousands of US dollars (“US$”) except for number of shares)

	Note	Number of ordinary shares	Ordinary shares	Additional paid-in capital	Accumulated Statutory reserves	Accumulated other comprehensive loss	Accumulated deficit	Total BORQS International Holding Corp shareholders’ deficit	Noncontrolling interest	Total shareholders’ deficit
Balance as of January 1, 2015		54,016,667	54	1,120	860	139	(55,614)	(53,441)	1,154	(52,287)
Consolidated net income			—	—	—	—	2,111	2,111	(1,316)	795
Appropriation of statutory reserves			—	—	410	—	(410)	—	—	—
Foreign exchange difference			—	—	—	(1,288)	—	(1,288)	(203)	(1,491)
Accretion to redemption value of convertible redeemable preferred shares			—	—	—	—	(2,417)	(2,417)	—	(2,417)
Vesting of restricted shares		33,333	—	4	—	—	—	4	—	4

Balance as of December 31, 2015		54,050,000	54	1,124	1,270	(1,149)	(56,330)	(55,031)	(365)	(55,396)

The accompanying notes are an integral part of these consolidated financial statements

BORQS INTERNATIONAL HOLDING CORP
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands of US dollars (“US$”))

	For the year ended December 31,
	2014	2015
	US$	US$

CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income	(8,171)	795
Adjustments to reconcile net (loss) income to net cash (used in) generated from operating activities:
Foreign exchange gain	(72)	(855)
Loss (gain) on disposal of property and equipment	8	(350)
Depreciation of property and equipment	1,373	1,371
Amortization of intangible assets	594	1,109
Deferred income tax benefits	(189)	(1,044)

Changes in operating assets and liabilities, net of the effects of an acquisition:
Restricted cash	(818)	211
Accounts receivable	(8,709)	6,830
Accounts receivable from related parties	8,556	(5,866)
Receivable from MVNO franchisees	—	(3,295)
Inventories	(573)	(4,074)
Deferred cost of revenues	(489)	2,469
Prepaid expenses and other current assets	(1,400)	579
Accounts payable	4,206	(742)
Accrued expenses and other payables	65	2,100
Unrecognized tax benefits	46	645
Deferred revenue	608	4,888
Income tax payable	—	165
Deferred government grants	(174)	(3,302)

Net cash (used in) generated from operating activities	(5,139)	1,634

The accompanying notes are an integral part of these consolidated financial statements

BORQS INTERNATIONAL HOLDING CORP
CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
(Amounts in thousands of US dollars (“US$”))

	For the year ended December 31,
	2014	2015
	US$	US$
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(481)	(798)
Purchases of intangible assets	(692)	(5,175)
Proceeds from disposal of property and equipment	69	14
Acquisition of business, net of cash acquired	238	—
Loan to a third party	—	(1,482)
Repayments of a loan to a third party	—	75

Net cash used in investing activities	(866)	(7,366)

CASH FLOWS FROM FINANCING ACTIVITIES
Contribution by noncontrolling interest through incorporation	28	—
Proceeds from issuance of Series D convertible redeemable preferred shares	8,000	—
Payment of Series D convertible redeemable preferred shares issuance costs	(126)	—
Proceeds from short-term bank borrowings	2,000	—
Repayments of short-term bank borrowings	—	(817)
Proceeds from long-term bank borrowings	—	999
Repayments of long-term bank borrowings	—	(47)
Net cash generated from financing activities	9,902	135

Effect of foreign exchange rate changes on cash and cash equivalents	(2)	(34)

Net increase (decrease) in cash and cash equivalents	3,895	(5,631)
Cash and cash equivalents at beginning of year	9,523	13,418

Cash and cash equivalents at end of year	13,418	7,787

The accompanying notes are an integral part of these consolidated financial statements

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

1.       ORGANIZATION

BORQS International Holding Corp (the “Company”) was incorporated under the laws of the Cayman Islands on July 27, 2007. The Company and its consolidated subsidiaries, variable interest entity (the “VIE”) and the VIE’s subsidiaries (collectively referred to the “Group”) are principally engaged in the provision of commercial grade Android+ platform solutions, hardware product sales and MVNO services in the People’s Republic of China (the “PRC”).

(a) As of December 31, 2015, the details of the Company’s major subsidiaries, Consolidated VIE and the subsidiaries of the VIEs are as follows:

Entity	Date of incorporation/ Acquisition	Place of incorporation	Percentage of direct or indirect ownership by the Company	Principal activities
			Direct
Subsidiaries:
BORQS Hong Kong Limited (“Borqs HK”)(1)	July 19, 2007	Hong Kong	100%	Provision of software and service solutions and hardware products sales
BORQS Beijing Ltd. (“Borqs Beijing”)(1)	September 4, 2007	PRC	100%	Provision of software and service solutions and hardware products sales
BORQS Software Solutions Private Limited (“Borqs India”)(1)	July 17, 2009	India	100%	Provision of software and service solutions

VIE:
Beijing Big Cloud Network Technology Co., Ltd. (“Big Cloud Network”)(1)/(2)	April 18, 2014	PRC	Nil	Holding company

Subsidiaries of the VIE:
Yuantel (Beijing) Investment Management Co., Ltd. (“Yuantel Investment”)(2)/(3)	July 11, 2014	PRC	79%	Holding company
Yuantel (Beijing) Telecommunications Technology Co., Ltd. (“Yuantel Telecom”)(2)/(3)	July 11, 2014	PRC	75.05%	Provision of MVNO services

____________

(1)      Collectively, the “PRC Subsidiaries”.

(2)      Collectively, the “Consolidated VIEs”.

(3)      On July 11, 2014, the Company through Big Cloud Network acquired controlling interest in Yuantel Investment and its subsidiary, (Note 4).

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

1.       ORGANIZATION (cont.)

(b) PRC laws and regulations prohibit foreign ownership in certain telecommunication related businesses. To comply with these foreign ownership restrictions, the Group conducts its businesses in the PRC through the VIE using contractual agreements (the “VIE Agreements”).

The Group funds Big Cloud Network through loans to the two Big Cloud Network’s shareholders, (collectively the “Nominee Shareholders”). The effective control of Big Cloud Network is held by the Group, through a series of contractual agreements between Borqs Beijing and Big Cloud Network whereby Big Cloud Network became a consolidated VIE of the Group. Through the contractual agreements, the Group receives substantially all of the economic benefits of Big Cloud Network.

Big Cloud Network provides MVNO services in China through its 79% owned entity of Yuantel Investment which owns 95% of Yuantel Telecom; therefore Big Cloud Network effective owns 75.05% of Yuantel Telecom which is the entity that operates the business and holds the MVNO license from the Chinese Ministry of Industry and Information Technology.

The following is a summary of the key terms of the VIE Agreements:

Loan agreement

On June 23, 2014, Borqs Beijing and the Nominee Shareholders entered into loan agreements for Borqs Beijing to provide interest free loans of RMB50,000 to the Nominee Shareholders, respectively, for the purpose of providing capital to Big Cloud Network to develop its MVNO business. There is no fixed term for the loans.

Power of attorney agreement

The Nominee Shareholders of Big Cloud Network entered into the power of attorney agreement whereby they authorized Borqs Beijing or its designated party to act on behalf of the Nominee Shareholders as exclusive agent and attorney with all respect to all matters concerning the shareholding including but not limited to (1) attend shareholders’ meetings of Big Cloud Network; (2) exercise all the shareholders’ rights, including voting rights; and (3) designate and appoint on behalf of each shareholder the senior management members of Big Cloud Network. The power of attorney remains irrevocable and continuously valid from the date of execution so long as each Nominee Shareholder remains as a shareholder of Big Cloud Network. The power of attorney agreement was subsequently reassigned to the Company.

Exclusive option agreement

Pursuant to the exclusive option agreement entered into between the Nominee Shareholders and Borqs Beijing or its designated party, the Nominee Shareholders granted Borqs Beijing or its designated party, an irrevocable and exclusive right to purchase all or part of the equity interests held by the Nominee Shareholders in Big Cloud Network, to the extent permitted under the PRC laws, at an amount equal to RMB10 or the minimum consideration permitted under the applicable PRC law. The purchase consideration in excess of RMB10 shall be refunded by the Nominee Shareholders to Borqs Beijing or Borqs Beijing may deduct the excess amount upon payment of consideration. The Nominee Shareholders shall not declare dividend or any form of distribution or grant loans in any form without the prior consent of Borqs Beijing or its designated party. The term of the agreement is 10 years, expiring on June 22, 2024 which will be automatically renewed every three-year thereafter if Borqs Beijing or its designated party does not provide notice of termination to the Nominee Shareholders fifteen days prior to expiration.

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

1.       ORGANIZATION (cont.)

Exclusive technical & support agreement

Pursuant to the agreement entered into between Borqs Beijing and Big Cloud Network, Big Cloud Network engaged Borqs Beijing or its designated party as its exclusive provider of technical, consulting and other services in relation to its major business during the contractual period in return for service fees which will be determined at the sole discretion of Borqs Beijing or its designated party. The term of the agreement is 10 years, expiring on June 22, 2024, which will be automatically renewed every three-year thereafter if Borqs Beijing or its designated party does not provide notice of termination to the Nominee Shareholders fifteen days prior to expiration.

Business cooperation agreement

Pursuant to the business cooperation agreement entered into between Borqs Beijing and Big Cloud Network, Borqs Beijing or its designated party agreed to provide unlimited financial support for the VIE’s daily operating activities through entrusted loans and agree to forgo the right to seek repayment.

Share pledge agreement

Pursuant to the agreement, the Nominee Shareholders pledged all of their equity interests in Big Cloud Network to Borqs Beijing as collateral to guarantee the repayment of the loans and to secure their obligations under the above agreements. The Nominee Shareholders agreed not to transfer or otherwise create any encumbrance on their equity interests in Big Cloud Network without prior consent of Borqs Beijing. The share pledge agreements will remain effective until all the obligations under above agreements have been satisfied in full or all of the guarantee liabilities have been repaid.

Despite the lack of technical majority ownership, there exists a parent-subsidiary relationship between Borqs Beijing’s designee, the Company, and Big Cloud Network through the irrevocable power of attorney agreement, whereby the Nominee Shareholders effectively assigned all of the voting rights underlying their equity interest in Big Cloud Network to the Company. Furthermore, pursuant to the exclusive option agreement and share pledge agreement, the Company, via Borqs Beijing, obtained effective control over Big Cloud Network through the ability to exercise all the rights of Nominee Shareholders and therefore the power to govern the activities that most significantly impact the economic performance of Big Cloud Network. In addition, through the VIE agreements the Company demonstrates its ability and intention to continue the ability to absorb substantially all the expected losses and the majority of the profit of the VIE, and therefore have the rights to the economic benefits of the VIE. Thus, the Company consolidates Big Cloud Network and its subsidiaries through the primary beneficiary, the Company, under ASC 810-10 Consolidation Overall.

In the opinion of the Company’s management and PRC counsel, (i) the ownership structure of the Consolidated VIEs is in compliance with all existing PRC laws and regulations in any material respect, (ii) each of the VIE agreements is valid, legally binding and enforceable to each party of such agreements and will not result in any violation of PRC laws or regulations currently in effect; and (iii) each of the Group’s PRC subsidiaries, VIE and VIE’s subsidiaries have the necessary corporate power and authority to conduct its business as described in its business scope under its business license, which is in full force and effect, and the Group’s business operation in PRC are in compliance with existing PRC laws and regulations.

However, uncertainties in the PRC legal system could cause the relevant regulatory authorities to find the current VIE agreements and businesses to be in violation of any existing or future PRC laws or regulations. If the Company, the primary beneficiary or any of its current or future VIE are found in violation of any existing or future laws or regulations, or fail to obtain or maintain any of the required permits or approvals,

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

1.       ORGANIZATION (cont.)

the relevant PRC regulatory authorities would have broad discretion in dealing with such violations, including levying fines, confiscating the income of the primary beneficiary, and the VIE, revoking the business licenses or operating licenses of the primary beneficiary, and VIE, shutting down the Group’s servers, discontinuing or placing restrictions or onerous conditions on the Group’s operations, requiring the Group to undergo a costly and disruptive restructuring or enforcing actions that could be harmful to the Group’s business. Any of these actions could cause significant disruption to the Group’s business operations and severely damage the Group’s reputation, which would in turn materially and adversely affect the Group’s business and results of operations. In addition, if the imposition of any of these penalties causes the primary beneficiary to lose the rights to direct the activities of VIE or the right to receive its economic benefits, the Company, through the primary beneficiary, would no longer be able to consolidate the VIE.

In addition, if the VIE or the Nominee Shareholders fail to perform their obligations under the VIE Agreements, the Group may have to incur substantial costs and expend resources to enforce the primary beneficiary’ rights under the contracts. The Group may have to rely on legal remedies under PRC laws, including seeking specific performance or injunctive relief and claiming damages, which may not be effective. All of these VIE Agreements are governed by PRC laws and provide for the resolution of disputes through arbitration in the PRC. Accordingly, these contracts would be interpreted in accordance with PRC laws and any disputes would be resolved in accordance with PRC legal procedures. The legal system in PRC is not as developed as in other jurisdictions, such as the United States. As a result, uncertainties in the PRC legal system could limit the Group’s ability to enforce these contractual arrangements. Under PRC laws, rulings by arbitrators are final, parties cannot appeal the arbitration results in courts, and prevailing parties may only enforce the arbitration awards in PRC courts through arbitration award recognition proceedings, which would incur additional expenses and delay. In the event the Group is unable to enforce these VIE Agreements, the primary beneficiary may not be able to exert effective control over its VIE, and the Group’s ability to conduct its business may be negatively affected.

(c) VIE disclosures

Consolidated VIEs contributed 5% and 27% of the Group’s consolidated revenues for the years ended December 31, 2014 and 2015. As of December 31, 2014 and 2015, the Consolidated VIEs accounted for an aggregate of 30% and 40%, respectively, of the consolidated total assets, and 43% and 64%, respectively, of the consolidated total liabilities.

The Consolidated VIEs mainly operate the MVNO services. The VIE also holds the MVNO license, which is a revenue-producing asset recorded on the Group’s consolidated balance sheets. The Group expects increases in percentage of revenue generated from the Consolidated VIEs compared to the whole Group for the foreseeable future as the Group focuses on strengthening telecommunication platforms to strategically grow the Group’s MVNO business.

The Group believes that there are no assets held in the Consolidated VIEs that can be used only to settle obligations of the Consolidated VIEs, except for registered capital and the PRC statutory reserves. Relevant PRC laws and regulations restrict the Consolidated VIEs from transferring a portion of their net assets, equivalent to the balance of its statutory reserve and its share capital, to the Company in the form of loans and advances or cash dividends. Please refer to Note 18 for disclosure of restricted net assets. As the Consolidated VIEs are incorporated as limited liability companies under the PRC Company Law, creditors of the Consolidated VIEs do not have recourse to the general credit of the Company for any of the liabilities of the Consolidated VIEs. There were no pledges or collateralization of the Consolidated VIEs’ assets.

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

1.       ORGANIZATION (cont.)

The following tables represent the financial information of the Consolidated VIEs as of December 31, 2014 and 2015 and for the years ended December 31, 2014 and 2015 before eliminating the intercompany balances and transactions between the Consolidated VIEs and other entities within the Group:

	As of December 31,
	2014	2015
	US$	US$
ASSETS
Current assets:
Cash and cash equivalents	2,434	2,455
Restricted cash	981	770
Accounts receivable	65	70
Receivable from MVNO franchisees	—	3,295
Inventories	142	145
Prepaid expenses and other current assets	379	347
Prepayment to WFOE	—	454

Total current assets	4,001	7,536

Non-current assets:
Property and equipment, net	261	876
Intangible assets, net	9,675	10,879
Goodwill	786	741
Deferred tax asset	283	1,074
Other non-current assets	182	196

Total non-current assets	11,187	13,766

Total assets	15,188	21,302

	As of December 31,
	2014	2015
	US$	US$
Current liabilities:
Accounts payable	1,277	3,747
Accrued expenses and other payables	751	1,882
Deferred revenue	6,297	11,425
Short-term bank borrowings	817	—
Intercompany payables	4,623	6,969
Total current liabilities	13,765	24,023

Non-current liabilities
Deferred tax liabilities	2,032	1,779

Total non-current liabilities	2,032	1,779

Total liabilities	15,797	25,802

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

1.       ORGANIZATION (cont.)

	For the Year Ended December 31,
	2014	2015
	US$	US$
Net revenues	2,208	19,957
Net loss	(2,372)	(5,029)

	For the Year Ended December 31,
	2014	2015
	US$	US$
Net cash provided by operating activities	1,595	2,413
Net cash used in investing activities	(210)	(1,622)
Net cash provided by (used in) financing activities	817	(770)
Net increase in cash and cash equivalents	2,202	21

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)     Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

(b)     Principles of consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries and Consolidated VIEs, for which, the Company is the primary beneficiary. All significant inter-company transactions and balances between the Company, its subsidiaries and the Consolidated VIEs are eliminated upon consolidation. Results of acquired subsidiaries and its Consolidated VIEs are consolidated from the date on which control is transferred to the Company.

(c)     Use of estimates

The preparation of the consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Areas where management uses subjective judgment include, but are not limited to, estimating the useful lives of long-lived assets and intangible assets, assessing the initial valuation of the assets acquired and liabilities assumed in a business combination and the subsequent impairment assessment of long-lived assets, intangible assets and goodwill, determining the provisions for accounts receivable and inventories, accounting for deferred income taxes and uncertain tax benefits, valuation for share-based compensation arrangements and convertible redeemable preferred shares. Changes in facts and circumstances may result in revised estimates. Actual results could differ from those estimates, and as such, differences may be material to the consolidated financial statements.

(d)     Foreign currency

The functional currency of the Company and its non-PRC subsidiaries, excluding Borqs India, is the United States dollar. The functional currency of Borqs India is Rupee, whereas the functional currency of the Company’s PRC subsidiaries and its Consolidated VIEs is the Chinese Renminbi (“RMB”) as determined based on the criteria of ASC 830, Foreign Currency Matters. The Company uses the US$ as its reporting currency. Transactions denominated in foreign currencies are re-measured into the functional currency at the exchange rates prevailing on the transaction dates. Foreign currency denominated financial assets and liabilities are re-measured at the balance sheet date exchange rate. Exchange gains and losses are included in foreign exchange gains and losses in the consolidated statements of operations.

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Assets and liabilities of the Company’s PRC subsidiaries are translated into US$ at fiscal year-end exchange rates. Equity amounts are translated at historical exchange rates. Income and expense items are translated at average exchange rates prevailing during the fiscal year. Translation adjustments arising from translation of foreign currency financial statements are reported as cumulative translation adjustments and are shown as a separate component of other comprehensive income (loss) in the consolidated statements of comprehensive income (loss).

(e)     Cash and cash equivalents

Cash and cash equivalents consist of cash on hand and bank deposits which are unrestricted as to withdrawal and use. All highly liquid investments with a stated maturity of 90 days or less from the date of purchase are classified as cash equivalents.

(f) Restricted cash

Restricted cash mainly represents short-term deposits with China United Network Communications Group Co., Ltd. (“China Unicom”) as guarantee for minimum purchase requirements, and therefore are not available for the Group’s use until the end of contract period with China Unicom.

(g)     Accounts receivable

Accounts receivable are carried at net realizable value. An allowance of doubtful accounts is recorded in the period when the collection of full amount is no longer probable. The Group reviews the accounts receivable on a periodic basis and makes general and specific allowances when there is doubt as to the collectability of individual balances. In evaluating the collectability of individual receivable balances, the Group considers many factors, including the age of the balance, the customer’s payment history, its current credit-worthiness and current economic trends. As of December 31, 2014 and 2015, the Group evaluated and wrote off the doubtful accounts as they were determined to be uncollectible. Thus, there was no allowance for doubtful accounts outstanding.

(h)     Inventories

Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out method. Adjustments to reduce the cost of inventories to its net market value are made, if required, for decreases in sales prices, obsolescence or similar reductions in the estimated net realizable value. Inventories provision of US$1,037 and US$1,109 was recorded as of December 31, 2014 and 2015, respectively.

(i)      Property and equipment

Property and equipment are stated at cost and are depreciated using the straight-line method over the estimated useful lives of the assets, as follows:

Category	Estimated useful life
Computer and network equipment	3–5 years
Office equipment	5 years
Motor vehicles	5 years
Leasehold improvements	Over the shorter of lease term or the estimated useful lives of the assets

Repair and maintenance costs are charged to expense as incurred, whereas the costs of betterments that extend the useful life of property and equipment are capitalized as additions to the related assets. Retirements, sale and disposals of assets are recorded by removing the cost and accumulated depreciation with any resulting gain or loss reflected in the consolidated statements of operations.

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Property and equipment that are purchased or constructed which require a period of time before the assets are ready for their intended use are accounted for as construction-in-progress. Construction-in-progress is recorded at acquisition cost, including installation costs. Construction-in-progress is transferred to specific property and equipment accounts and commences depreciation when these assets are ready for their intended use.

(j)      Intangible assets

Intangible assets are carried at cost less accumulated amortization and any recorded impairment. Intangible assets acquired in a business combination are recognized initially at fair value at the date of acquisition. Intangible assets with finite useful lives are amortized using a straight-line method. These amortization methods reflect the estimated pattern in which the economic benefits of the respective intangible assets are to be consumed.

Development costs of software to be sold, leased, or otherwise marketed are subject to capitalization beginning when technological feasibility is reached, in accordance with ASC 985-20, Costs of Software to be Sold, Leased, or Marketed.

Intangible assets have weighted average useful lives from the date of purchase as follow:

Purchased software	9.5 years
MVNO license (Note 4)	10 years
Capitalized software development costs	3 years

(k)   Business combination

The Group acquired Yuantel in July 2014 and accounted for the acquisition pursuant to ASC 805, Business Combinations (“ASC 805”), which requires the Group to recognize separately from goodwill the assets acquired and the liabilities assumed at their acquisition date fair values. Goodwill as of the acquisition date is measured as the excess of the acquisition date fair value of consideration transferred and the contingent considerations plus the acquisition date fair value of the noncontrolling interests, if any, over the net of the acquisition date fair values of the assets acquired and the liabilities assumed. In cases where the Group acquires less than 100% ownership interest, it will derive the fair value of the acquired business as a whole, which will typically include a control premium and subtract the consideration transferred for the controlling interest to identify the fair value of the noncontrolling interest.

In connection with this acquisition, the Group determines the estimated fair value of acquired identifiable intangible and tangible assets as well as assumed liabilities with the assistance of an independent third party valuation firm. The Group derives estimates of the fair value of assets acquired and liabilities assumed using reasonable assumptions based on historical experiences and on the information obtained from management of the acquired companies. Critical estimates in valuing certain of the acquired intangible assets required to but were not limited to the following: deriving estimates of future expected cash flows from the acquired business and the determination of an appropriate discount rate. Unanticipated events may occur which may affect the accuracy or validity of such assumptions or estimates.

In case where the Group acquired the remaining interest in a subsidiary once it has obtained control, such transaction is accounted for as an equity transaction where the difference between the fair value of the purchase consideration and the carrying amount of the noncontrolling interests is recorded in additional paid-in capital.

(l)      Goodwill

Goodwill represents the excess of the purchase price over the amounts assigned to the fair value of the assets acquired and the liabilities assumed of an acquired business. The Group’s goodwill as of December 31, 2014 and 2015 was related to its acquisition of Yuantel Investment, (Note 4). In accordance with ASC 350, Goodwill and Other Intangible Assets (“ASC 350”), recorded goodwill amounts are not amortized, but rather are tested for impairment annually or more frequently if there are indicators of impairment present.

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

The performance of the impairment test in accordance to ASC 350 involves a two-step process. The first step of the impairment test involves comparing the fair value of the reporting unit with its carrying amount, including goodwill. Fair value is primarily determined by computing the future discounted cash flows expected to be generated by the reporting unit. If the reporting unit’s carrying value exceeds its fair value, goodwill may be impaired. If this occurs, the Group performs the second step of the goodwill impairment test to determine the amount of impairment loss.

The fair value of the reporting unit is allocated to its assets and liabilities in a manner similar to a purchase price allocation in order to determine the implied fair value of the reporting unit’s goodwill. If the implied goodwill fair value is less than its carrying value, the difference is recognized an impairment loss.

In accordance with ASC 350, the Group assigned and assessed goodwill for impairment at the reporting unit level. A reporting unit is an operating segment or one level below the operating segment. The Company has determined that it has two operating segments as its reporting units, namely the MVNO BU and the Connected Solutions BU. Goodwill is recorded at the Yuantel reporting unit.

(m)    Impairment of long-lived assets

The Group evaluates its long-lived assets or asset group, including intangible assets with indefinite and finite lives, for impairment. Intangible assets with indefinite lives that are not subject to amortization are tested for impairment at least annually or more frequently if events or changes in circumstances indicate that the assets might be impaired in accordance with ASC 350. Such impairment test compares the fair values of assets with their carrying values with an impairment loss recognized when the carrying values exceed fair values.

For long-lived assets and intangible assets with finite lives that are subject to depreciation and amortization are tested for impairment whenever events or changes in circumstances (such as a significant adverse change to market conditions that will impact the future use of the assets) indicate that the carrying amount of an asset or a Group of long-lived assets may not be recoverable. When these events occur, the Group evaluates impairment by comparing the carrying amount of the assets to future undiscounted net cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flows is less than the carrying amount of the assets, the Group would recognize an impairment loss based on the excess of the carrying amount of the asset group over its fair value.

(n)     Fair value of financial instruments

The Group’s financial instruments include cash and cash equivalents, restricted cash, accounts receivable and payable, accounts receivable from related parties, receivable from MVNO franchisees, short-term and long-term bank borrowings and convertible redeemable preferred shares. Other than the long-term bank borrowings and convertible redeemable preferred shares, the carrying values of these financial instruments approximate their fair values due to their short-term maturities.

The Group applies ASC 820, Fair Value Measurements and Disclosures, (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 requires disclosures to be provided on fair value measurement.

ASC 820 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

Level 1 — Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 — Other inputs that are directly or indirectly observable in the marketplace.

Level 3 — Unobservable inputs which are supported by little or no market activity.

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

ASC 820 describes three main approaches to measuring the fair value of assets and liabilities: (1) market approach; (2) income approach; and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

During the years ended December 31, 2014 and 2015, there is no financial instrument measured at fair value. The carrying amounts of long-term bank borrowings approximate their fair values since they bear interest rates which approximate market interest rates. The convertible redeemable preferred shares are initially recognized at its fair value.

(o)     Revenue recognition

The Group is mainly engaged in the business of providing (1) Android+ platform solutions and services, (2) hardware product sales, and (3) MVNO services. The Group recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed and determinable, and collectability is reasonably assured.

1.       Android+ platform solutions and services

Android+platform solutions

The Group provides customized Android+ software platform solutions that are developed to maximize the commercial grade quality or performance of open source Android+ software for integration with particular chipsets. The Group also provides customized Android+ service platform solutions that are end to end software developed for mobile operators to allow data synchronization between their platform and mobile devices. The Group charges its customers, mainly including mobile device manufacturers and mobile operators, fixed fees for project-based software contracts, as well as per chip or per mobile device royalty fees.

The project-based software contracts are generally considered multiple element arrangements as they consist of perpetual software licenses, software development services such as customization, modification, implementation and integration, and post-contract customer support (“PCS”) where customers have the right to receive bug fixes, telephone support and unspecified upgrades on a when-and-if available basis. Pursuant to ASC 985-605, Revenue Recognition: Software (“ASC 985-605”), given the project-based software contracts require significant customization that are generally completed within one year from the contract dates, the Group accounts for the entire software contracts in conformity with the relevant guidance in ASC 605-35, Revenue Recognition: Contract Accounting, applying the completed contract method.

As the Group was unable to establish vendor specific objective evidence of the fair value of PCS and PCS is the only undelivered element upon completion of software projects, the entire software project fixed fees are recognized ratably over the PCS service period. PCS service periods are generally 12 months, with ranges from six months to three years, and commences upon completion of customer acceptance of the completed software projects. Costs incurred to complete the software projects are deferred to match revenue recognition.

Where the Group is entitled to receive on going usage based royalties determined based on the chip or mobile device sales, the usage-based royalties are recognized according to the customers’ usage reports, generally on a quarterly basis.

Service contracts

The Group provides research and development services to certain customers for their mobile-computing related development projects where fees are charged on a time and material basis and the Group is not responsible for the

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

outcome of such development projects. The revenue is recognized proportionately as the services are delivered and is included as software revenues on the consolidated statement of operations.

2.       Hardware product sales

The Group provides total solutions on original design manufacturer (“ODM”) basis to customers of mobile devices. Revenue is recognized when sale of each final hardware product to the customers are delivered. Warranty is provided to all customers, which is not considered an additional service; rather, an integral part of the product sales. ASC 450, Contingencies, specifically addresses the accounting for standard warranties. The Group believes that accounting for its standard warranty pursuant to ASC 450 does not impact revenue recognition because the cost of honoring the warranty can be reliably estimated. The Group has determined the likelihood of claims arising from warranties to be remote based on strong quality control procedures in the production process and historical experience with regard to claims being made by customers. The basis for the warranty accrual will be reviewed periodically based on actual experience. The Group does not sell extended warranty coverage.

3.       MVNO

On July 11, 2014, the Group, through the VIE, acquired and obtained control of Yuantel Investment, which mainly operates the MVNO business, (Note 4). The license to operate such MVNO business is issued by the Chinese Ministry of Industry and Information Technology and the core mobile network is provided by the PRC government owned China Unicom. Yuantel Investment receives wholesale rates for mobile voice and data services from China Unicom and repackages the voice and data services into competitive bundles for Chinese consumers.

In accordance with ASC 605-45, Revenue Recognition; Principal agent consideration, the Group is the principal in providing the bundled voice and data services to Chinese consumers, thus revenue is recognized on a gross basis. As sales of bundled services are mostly pre-paid by the consumers, cash received in advance of voice and data consumption are recognized as deferred revenue. Revenue is recognized when the services are actually used. Pre-paid bundled services do not expire.

Sales of the bundles are mostly made through agents and franchisees. Bundled services sold to agents are discounted and not refundable to the Group. The Group accounts for such discounts as reductions of revenue in accordance with ASC 605-50 (“ASC 605-50”) Customer Payments and Incentives.

The Group enters into profit sharing arrangements with franchisees under which bundled services may be returned to the Group if not sold to the consumers. The franchisees receive certain percentages of profits made by the Group on the sales of the bundled services as they are used by the consumers. The Group accounts for profit sharing with franchisees as selling expenses in the consolidated statements of operations. Discounts provided by franchisees to consumers are recognized by the Group as reductions of revenue in accordance with ASC 605-50.

(p)     Cost of revenues

Cost of revenues consists primarily of telecommunication costs, depreciation of long-lived assets, amortization of acquired intangible asset, payroll and other related costs of operations. Deferred cost of revenues was US$3,630 and US$1,161 for the years ended December 31, 2014 and 2015.

(q)      Advertising expenditures

Advertising expenditures are expensed as incurred and are included in sales and marketing expenses, which amounted to US$207 and US$46 for the years ended December 31, 2014 and 2015, respectively.

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

(r)      Research and development expenses

Research and development expenses include payroll, employee benefits, and other headcount-related expenses associated with research and platform development. Research and development expenses also include rent, depreciation and other related expenses. Research and development expenses are expensed as incurred.

(s)     Government grants

Government grants are provided by the relevant PRC municipal government authorities to subsidize the cost of certain technology development projects. The amount of such government grants are determined solely at the discretion of the relevant government authorities and there is no assurance that the Group will continue to receive these government grants in the future. Government grants are recognized when it is probable that the Group will comply with the conditions attached to them, and the grants are received. When the grant relates to an expense item, it is recognized in the consolidated statement of operations over the period necessary to match the grant on a systematic basis to the costs that it is intended to compensate, as a reduction of the related operating expense. When the grant relates to an asset, it is recognized as deferred government grants and released to the consolidated statement of operations in equal amounts over the expected useful life of the related asset, when operational, as a reduction of the related depreciation expense.

(t)      Leases

Leases are classified at the inception date as either a capital lease or an operating lease. The Group did not enter into any leases whereby it is the lessor for any of the periods presented. As the lessee, a lease is a capital lease if any of the following conditions exists: a) ownership is transferred to the lessee by the end of the lease term, b) there is a bargain purchase option, c) the lease term is at least 75% of the property’s estimated remaining economic life, or d) the present value of the minimum lease payments at the beginning of the lease term is 90% or more of the fair value of the leased property to the lessor at the inception date. A capital lease is accounted for as if there was an acquisition of an asset and an incurrence of an obligation at the inception of the lease. The Group did not enter into any capital leases for the years ended December 31, 2014 and 2015.

All other leases are accounted for as operating leases wherein rental payments are expensed on a straight-line basis over the periods of their respective lease terms. The Group leases office space under operating lease agreements. Certain lease agreements contain rent holidays and escalating rent. Rent holidays and escalating rent are considered in determining the straight-line rent expense to be recorded over the lease term. The lease term begins on the date of initial possession of the lease property for purposes of recognizing lease expense on a straight-line basis over the term of the lease.

(u)     Income taxes

The Group accounts for income taxes using the liability method. Current income taxes are provided for in accordance with the laws of the relevant tax authorities. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates that will be in effect in the period in which the differences are expected to reverse. The Group records a valuation allowance against deferred tax assets if, based on the weight of available evidence, it is more-likely-than-not that some portion, or all, of the deferred tax assets will not be realized. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

The Group applies ASC 740, Accounting for Income Taxes, (“ASC 740”), to account for uncertainty in income taxes. ASC 740 prescribes a recognition threshold a tax position is required to meet before being recognized in the financial statements.

The Group has elected to classify interest related to unrecognized tax benefits, if and when required, as part of “income tax expense” in the consolidated statements of operations.

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

The Group elected to early adopt ASU No. 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes. Thus, all the deferred income tax assets and liabilities are classified as noncurrent in the consolidated balance sheet statement of financial position.

(v)     Share-based compensation

The Group accounts for share-based compensation in accordance with ASC 718, Compensation-Stock Compensation: Overall, (“ASC 718”).

In accordance with ASC 718, the Group determines whether an award should be classified and accounted for as a liability award or equity award. All grants of share-based awards to employees classified as equity awards are measured based on their grant date fair values and recognized as compensation expense over the requisite service period and/or performance period in the consolidated statements of operations.

The Group recognizes compensation expense using the accelerated method for share-based awards granted with service and performance conditions. According to ASC 718, the amount of compensation cost recognized (or attributed) when achievement of a performance condition is probable depends on the relative satisfaction of the performance condition based on performance to date. According to ASC 718, probable means the future event or events are likely to occur and the Group interprets “probable” to be generally in excess of a 70% likelihood of occurrence.

The Group elected to early adopt ASU No. 2016-09, Compensation-Stock Compensation (Topic 718): Improvement to Employee Share-based Payment Accounting to account for forfeitures as they occur.

(w)    Comprehensive income (loss)

Comprehensive income (loss) is defined as the increase (decrease) in equity of the Group during a period from transactions and other events and circumstances excluding transactions resulting from investments by owners and distributions to owners. Accumulated other comprehensive income (loss) of the Group includes foreign currency translation adjustments related to the Company and its PRC subsidiaries, whose functional currency is RMB.

(x)     Employee benefits

The full-time employees of the Group’s PRC subsidiaries are entitled to staff welfare benefits including medical care, housing fund, pension benefits and unemployment insurance, which are governmental mandated defined contribution plans. These entities are required to accrue for these benefits based on certain percentages of the employees’ respective salaries, subject to certain ceilings, in accordance with the relevant PRC regulations, and make cash contributions to the state-sponsored plans out of the amounts accrued.

(y)     Recent accounting pronouncements

In May 2014, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), (“ASU 2014-09”). ASU 2014-09 supersedes the revenue recognition requirements in ASC 605, Revenue Recognition and requires entities to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to in exchange for those goods or services. ASU 2014-09 is originally effective for the annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. ASU No. 2015-14, Revenue from Contracts with Customers, (“ASU 2015-14”), deferred the effective date of ASU 2014-09 by one year. As a result, ASU 2014-09 is effective for annual reporting periods beginning after December 15, 2017 and interim periods therein. Early adoption is permitted to the original effective date. The Group is currently evaluating the impact of adopting the new revenue standard on its consolidated financial statements.

In February 2015, the FASB issued ASU No. 2015-02, Consolidation (Topic 810) — Amendments to the Consolidation Analysis, (“ASU 2015-02”). ASU 2015-02 amends the criteria for determining which entities are considered VIEs, amends the criteria for determining if a service provider possesses a variable interest in a VIE and ends the deferral

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

granted to investment companies for application of the VIE consolidation model. The guidance is effective for fiscal years, and for interim periods within those fiscal years, beginning after 15 December 2015. The guidance may be applied retrospectively or through a cumulative effect adjustment to equity as of the beginning of the year of adoption. Early adoption is permitted, including adoption in an interim period. The Group is evaluating the effects, if any, of the adoption of this revised guidance on its consolidated financial statements.

In July 2015, the FASB issued ASU No. 2015-11, Simplifying the Measurement of Inventory, (“ASU 2015-11”). The guidance simplifies the subsequent measurement of inventory by requiring inventory to be measured at the lower of cost and net realizable value. Entities will continue to apply their existing impairment models to inventories that are accounted for using last-in first-out (LIFO) and the retail inventory method (RIM). For public business entities, the amendments in this update are effective for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. For all other entities, the amendments in this update are effective for fiscal years beginning after December 15, 2016, and interim periods within fiscal years beginning after December 15, 2017. Early adoption is permitted, and the guidance must be applied prospectively after the date of adoption. The Group is currently evaluating the impact of the adoption of ASU 2015-11 on its consolidated financial statements.

In February 2016, the FASB issued ASU No. 2016-02, Leases, (“ASU 2016-02”). ASU 2016-02 specifies the accounting for leases. For operating leases, ASU 2016-02 requires a lessee to recognize a right-of-use asset and a lease liability, initially measured at the present value of the lease payments, in its balance sheet. The standard also requires a lessee to recognize a single lease cost, calculated so that the cost of the lease is allocated over the lease term, on a generally straight-line basis. ASU 2016-02 is effective for public companies for annual reporting periods and interim periods within those years beginning after December 15, 2018. Early adoption is permitted. The Group is currently evaluating the impact of adopting ASU 2016-02 on its consolidated financial statements.

In March 2016, the FASB issued ASU No. 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net), (“ASU 2016-08”) which clarifies the implementation guidance on principal versus agent considerations. The guidance includes indicators to assist an entity in determining whether it controls a specified good or service before it is transferred to the customers. This guidance will be effective for the company in the first quarter of 2018, with the option to adopt it in the first quarter of 2017. The Group is still evaluating the effect if any, that this guidance will have on its consolidated financial statements.

In November 2016, the FASB issued ASU No. 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments which addresses eight specific cash flow issues: Debt prepayment or debt extinguishment costs; settlement of zero-coupon debt instruments or other debt instruments with coupon interest rates that are insignificant in relation to the effective interest rate of the borrowing; contingent consideration payments made after a business combination; proceeds from the settlement of insurance claims; proceeds from the settlement of corporate-owned life insurance policies (COLIs) (including bank-owned life insurance policies (BOLIs)); distributions received from equity method investees; beneficial interests in securitization transactions; and separately identifiable cash flows and application of the predominance principle. This guidance will be effective for the Group for fiscal year ending December 31, 2018, and early adoption is permitted. The Group is evaluating the effect that this guidance will have on its consolidated financial statements.

In November 2016, the FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash which requires that the statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. This guidance will be effective for the Group for fiscal year ending December 31, 2018, and early adoption is permitted. The Group is evaluating the effect that this guidance will have on its consolidated financial statements.

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

3.       CONCENTRATION OF RISKS

(a)     Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents and restricted cash, accounts receivable, accounts receivable from related parties and receivable from MVNO franchisees. As of December 31, 2014 and 2015, the aggregate amount of cash and cash equivalents and restricted cash of US$7,132 and US$6,634, respectively, were held at major financial institutions located in the PRC, and US$7,276 and US$1,923, respectively, were deposited with major financial institutions located outside the PRC. Management believes that these financial institutions are of high credit quality and continually monitors the credit worthiness of these financial institutions. Historically, deposits in Chinese banks are secure due to the state policy on protecting depositors’ interests. However, China promulgated a new Bankruptcy Law in August 2006 that came into effect on June 1, 2007, which contains a separate article expressly stating that the State Council may promulgate implementation measures for the bankruptcy of Chinese banks based on the Bankruptcy Law. Under the new Bankruptcy Law, a Chinese bank may go into bankruptcy. In addition, since China’s concession to the World Trade Organization, foreign banks have been gradually permitted to operate in China and have been significant competitors against Chinese banks in many aspects, especially since the opening of the Renminbi business to foreign banks in late 2006. Therefore, the risk of bankruptcy of those Chinese banks in which the Company has deposits has increased. In the event of bankruptcy of one of the banks which holds the Company’s deposits, it is unlikely to claim its deposits back in full since it is unlikely to be classified as a secured creditor based on PRC laws.

Accounts receivable, accounts receivable from related parties and receivable from MVNO franchisees are both typically unsecured, and are derived from revenues earned from customers. The risk is mitigated by credit evaluations the Group performs on its ongoing credit evaluations of its customers’ financial conditions and ongoing monitoring process of outstanding balances. The Group maintains reserves for estimated credit losses and these losses have generally been within expectations.

(b)     Business supplier, customer, and economic risk

The Group participates in a dynamic and competitive high technology industry and believes that changes in any of the following areas could have a material adverse effect on the Group’s future financial position, results of operations or cash flows: changes in the overall demand for services; competitive pressures due to new entrants; advances and new trends in new technology; control of telecommunication infrastructures by local regulators and industry standards; strategic relationships or customer relationships; regulatory considerations; and risks associated with the Group’s ability to attract and retain employees necessary to support its growth.

(i) Business supplier risk — The Group’s MVNO operations are dependent upon telecommunication resources provided by China Unicom. There is no guarantee that the supply of telecommunication resources provided by China Unicom will be renewed annually. Further, there is no guarantee around the continuance of the MVNO license granted by the PRC government Ministry of Industry and Information Technology which may be amended or discontinued in light of changes to political, economic and social reforms.

(ii) Customer risk — The success of the Group’s business going forward will rely in part on Group’s ability to continue to obtain and expand business from existing customers while also attracting new customers. The Group has a diversified base of customers covering its services and the revenue from the largest single customer accounted for 18% and 9% of the Group’s total net revenues for the two years ended December 31, 2014 and 2015, respectively, and the accounts receivable from the largest single customer accounted for 1% and 50% of the Group’s total accounts receivable and accounts receivable from related parties for the years ended December 31, 2014 and 2015, respectively.

(iii) Economic risk — The Group’s operations could be adversely affected by significant political, economic and social uncertainties in the PRC. Although the PRC government has been pursuing economic reform policies for more than 20 years, no assurance can be given that the PRC government will continue to pursue such policies

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

3.       CONCENTRATION OF RISKS (cont.)

or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRC political, economic and social conditions. There is also no guarantee that the PRC government’s pursuit of economic reforms will be consistent or effective.

(c)     Foreign currency exchange rate risk

From July 21, 2005, the RMB is permitted to fluctuate within a narrow and managed band against a basket of certain foreign currencies. The appreciation of the US$ against RMB was approximately 0.4% and 6.1% in the years ended December 31, 2014 and 2015, respectively. The appreciation of the US$ against Rupee was approximately 2.3% and 4.7% in the years ended December 31, 2014 and 2015, respectively.

4.       BUSINESS ACQUISITION

On July 11, 2014, Big Cloud Network, the VIE of the Company, acquired the controlling interest represented by 79% of the equity interest in Yuantel Investment, for an aggregate purchase price of US$7,354. Of the aggregate US$3,677 purchase price, was injected into Yuantel Investment in 2014 and 2015, respectively.

The Company entered into a new business, MVNO business in the PRC as a result of the acquisition.

The following table summarizes the fair values of the assets acquired and liabilities assumed and the noncontrolling interest at the date of acquisition on July 11, 2014.

USD’000
Current assets	7,976
Other non-current assets	182
Property and equipment, net	121
Purchased software	50
MVNO license	9,560
Deferred tax assets, non-current	165

Total identifiable assets acquired	18,054

Short-term borrowings	(817)
Accounts payable	(620)
Deferred revenue - current	(5,669)
Other current liabilities	(648)
Deferred tax liability, non-current	(2,103)

Total liabilities assumed	(9,857)

Net identifiable assets acquired	8,197

NCI measured at fair value	1,629
Goodwill	786
Purchase consideration(i)	7,354

____________

(i)       US$3,677 cash consideration was paid in 2014

The determination and allocation of fair values to the identifiable assets acquired, liabilities assumed and noncontrolling interests is based on various assumptions and valuation methodologies requiring considerable judgment from management. The most significant variables in these valuations are discount rates, terminal values, the number of years on which to base the cash flow projections, as well as the assumptions and estimates used to determine the cash inflows and outflows. The US$9,560 of acquired intangible asset is the MVNO

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

4.       BUSINESS ACQUISITION (cont.)

license with an estimated useful life of ten years. The Group performed the valuation of the MVNO license with the assistance of an independent third party valuation firm. The fair value of the license was determined based on the income approach, using assumptions including discount rate of 20.5% considering risk inherent in the existing MVNO business model and industry comparisons. Terminal value is based on the expected life of asset of ten years, and forecasted cash flows over that period. The ten-year cash flow projection was derived taking into consideration of actual operating results and management best estimates about future developments as well as certain industry and regulatory expectations.

The goodwill recognized is attributable primarily to anticipated future growth within the Company’s MVNO business. None of the goodwill is expected to be deductible for income tax purposes. For the years ended December 31, 2014 and 2015, there were no changes in the recognized amounts of goodwill.

The fair value of the 21% noncontrolling interest was estimated to be US$1,629. The fair value of the noncontrolling interest was estimated by deriving the fair value of the acquired business including a control premium as a whole and then subtracting the considerations transferred. The fair value of the acquired business was estimated using the income approach. As Yuantel Investment is a private entity, the fair value measurement is based on significant inputs that are not observable in the market and thus represents a Level 3 measurement as defined in ASC 820 Fair value measurement. The fair value estimates are based on a discount rate of 20.5%, long-term sustainable growth rate of 3%, financial multiples of companies in the same industry and adjustment for the lack of marketability that market participants would consider when estimating the fair value of the Yuantel Investment.

5.       INVENTORIES

Inventories consisted of the following as of December 31, 2014 and 2015:

	As of December 31,
	2014	2015
	US$	US$
Raw materials	1,800	4,004
Goods in transit	378	291
Work in process	2	1,307
Finished goods	1,047	1,771

Less: Provision	(1,037)	(1,109)

Inventories, net	2,190	6,264

6.       PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consist of the following:

	As of December 31,
	2014	2015
	US$	US$
Staff advances	214	253
Receivable from a third party payment platform	264	—
Rental and other deposits	841	823
VAT recoverable	2,072	1,676
Loan to a third party	—	473
Others	8	—

	3,399	3,225

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

7.       PROPERTY AND EQUIPMENT, NET

Property and equipment consist of the following:

	As of December 31,
	2014	2015
	US$	US$
At cost:
Leasehold improvements	949	894
Computer and network equipment	5,250	5,800
Office equipment	843	784
Motor vehicles	36	171
	7,078	7,649
Less: accumulated depreciation	(4,591)	(5,399)

	2,487	2,250

Depreciation expense was US$1,373 and US$1,371 for the years ended December 31, 2014 and 2015, respectively, and were included in the following captions:

	For the year ended December 31,
	2014	2015
	US$	US$
Cost of revenues	541	472
Sales and marketing expenses	83	54
General and administrative expenses	66	144
Research and development expenses	683	701

	1,373	1,371

8.       INTANGIBLE ASSETS, NET

The following table presents the Group’s intangible assets as of the respective balance sheet dates:

	Software	Capitalized software development costs	MVNO License (Note 4)	Total
	US$	US$	US$	US$
Balance as of January 1, 2014	45	—	—	45
Additions	742	—	9,560	10,302
Amortization expense	(116)	—	(478)	(594)

Balance as of December 31, 2014	671	—	9,082	9,753
Additions	1,871	3,304	—	5,175
Amortization expense	(170)	(38)	(901)	(1,109)
Foreign currency translation difference	(35)	—	(522)	(557)

Balance as of December 31, 2015	2,337	3,266	7,659	13,262

The intangible assets are amortized using the straight-line method, which is the Group’s best estimate of how these assets will be economically consumed over their respective estimated useful lives of 3–10 years.

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

8.       INTANGIBLE ASSETS, NET (cont.)

Amortization expense was approximately US$594 and US$1,109 for the years ended December 31, 2014 and 2015, respectively.

The annual estimated amortization expenses for the intangible assets for each of the next five years are as follows:

US$
2016	2,241
2017	2,219
2018	2,083
2019	1,077
2020	1,077
8,697

9.       GOODWILL

The changes in the carrying amount of goodwill were as follows:

	As of December 31,
	2014	2015
	US$	US$
Balance as of January 1	—	786
Goodwill acquired	786	—
Foreign currency translation difference	—	(45)

Balance as of December 31	786	741

No impairment charge was recorded in any of the two years ended December 31, 2014 and 2015.

10.     BANK BORROWINGS

Bank borrowings are as follows as of the respective balance sheet dates:

	As of December 31,
	2014	2015
	US$	US$
Short-term bank borrowings	2,817	2,000
Long-term bank borrowings, current portion	—	571
	2,817	2,571

Long-term bank borrowings, non-current portion	—	381

Total bank borrowings	2,817	2,952

The short-term bank borrowings outstanding as of December 31, 2014 and 2015 bore a weighted average interest rate of 7.16% and 7.03% per annum, respectively, and were denominated in RMB & US$. These borrowings were obtained from financial institutions and have terms of three months to one year. The long-term bank borrowings (including current portion) outstanding as of December 31, 2015 bore a weighted average interest rate of 2.65%, and were denominated in US$. These borrowings were obtained from financial institutions located in the PRC and Hong Kong, and have a term of 1.5 years.

Bank borrowings as of December 31, 2014 and 2015 were unsecured.

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

11.     ACCRUED EXPENSES AND OTHER PAYABLES

The components of accrued expenses and other payables are as follows:

	As of December 31,
	2014	2015
	US$	US$
Payroll and welfare payable	2,631	2,811
Accrued royalty	925	900
VAT, business and other taxes payable	202	343
Payables for office supply and utility	272	419
Payables for purchase of property and equipment	—	462
Professional service fees	—	228
Deposits from agents	101	1,068
Others	36	32
	4,167	6,263

12.     DEFERRED GOVERNMENT GRANTS

The government grants received are required to be used in the construction of property and equipment. These grants are initially deferred and subsequently recognized in the statement of operations when the Group has complied with the conditions or performance obligations attached to the related government grants, if any, and the grants are no longer refundable. Grants that subsidize the construction cost of property and equipment are amortized over the life of the related assets as a non-operating income.

	For the year ended December 31,
	2014	2015
	US$	US$
Balance at beginning of the year	7,490	7,316
Additions	817	—
Recognized as other operating income	(964)	(2,880)
Foreign currency translation difference	(27)	(422)
Balance at end of the year	7,316	4,014

13.     ACCUMULATED OTHER COMPREHENSIVE LOSS

The changes in accumulated other comprehensive loss, net of tax of nil, are as follows:

	Foreign currency translation	Total
	US$	US$
Balance as of January 1, 2014	213	213
Current year other comprehensive loss	(74)	(74)
Balance as of December 31, 2014	139	139
Current year other comprehensive loss	(1,288)	(1,288)
Balance as of December 31, 2015	(1,149)	(1,149)

14.     MAINLAND CHINA EMPLOYEE CONTRIBUTION PLAN

As stipulated by the regulations of the PRC, full-time employees of the Group in the PRC participate in a government-mandated multiemployer defined contribution plan organized by municipal and provincial governments. Under the plan, certain pension benefits, medical care, unemployment insurance, employee

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

14.     MAINLAND CHINA EMPLOYEE CONTRIBUTION PLAN (cont.)

housing fund and other welfare benefits are provided to employees. The Group is required to make contributions to the plan based on certain percentages of employees’ salaries. The total expenses the Group incurred for the plan were US$2,629 and US$2,238, respectively, for the years ended December 31, 2014 and 2015.

15.     SHARE BASED COMPENSATION

(a)      Share-based awards under the 2007 Plan

In order to provide additional incentives to employees and to promote the success of the Company’s business, the Company adopted a share incentive plan in (the “2007 Plan”) December 2007, which was last amended in February 2011. The 2007 Plan allows the Company to grant options to employees, directors, consultants or members of the board of directors of the Group. Under the 2007 Plan, the maximum aggregate number of shares that may be issued shall not exceed 38,700,000. The terms of the options shall not exceed ten years from the date of grant. 25% of the shares subject to the options shall vest on the first anniversary of the vesting commencement date, and 1/48 of the shares subject to the options shall vest each month thereafter over the next three years, provided the optionee continues to be a service provider to the Company. Thus, there is an explicit service condition of 4 years. In addition, the options contain a performance condition whereby vesting will commence upon the earlier to occur of an initial public offering or a change in control as defined in the 2007 Plan, provided there is continued employment of the optionees on such date.

In the years ended December 31, 2014 and 2015, the Company granted 6,031,270 and 6,425,190 shares of options, respectively, to purchase ordinary shares to employees, officers, and directors with the exercise price of $0.459 per share.

The following table summarizes the Company’s option activities under the 2007 Plan:

	Number of options	Weighted average exercise price	Weighted average remaining contractual term	Aggregate intrinsic value
		(US$)	(Years)	(US$)
Outstanding, January 1, 2014	34,797,968	0.24	6.85	308.00
Granted	7,031,270	0.46
Forfeited	12,274,608	0.30

Outstanding, December 31, 2014	29,554,630	0.27	6.88	308.00

Vested and expect to vest at December 31, 2014	29,554,630	0.27	6.88	308.00

Outstanding, January 1, 2015	29,554,630	0.27	6.88	308.00
Granted	6,525,190	0.46
Forfeited	4,042,580	0.36

Outstanding, December 31, 2015	32,037,240	0.30	5.26	308.00

Vested and expect to vest at December 31, 2015	32,037,240	0.30	5.26	308.00

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

15.     SHARE BASED COMPENSATION (cont.)

As of December 31, 2015, no options were vested and exercisable given the performance condition in place described above. Historically, compensation cost related to performance options that only vest upon the consummation of an initial public offering or change in control event was recognized when the offering or change in control event was consummated. Accordingly, the Group has not recognized any compensation cost to date.

The aggregate intrinsic value is calculated as the difference between the exercise price of the underlying awards and the fair value of the underlying stock at each reporting date, for those awards that have an exercise price below the estimated fair value of the Company’s shares.

As of December 31, 2014 and 2015, the Company had options outstanding to purchase an aggregate of 5,500,000 shares and 5,500,000 shares with an exercise price below the fair value of the Company’s shares, resulting in an aggregate intrinsic value of US$308 and US$308, respectively.

The Company calculated the estimated fair value of the options on the respective grant dates using the binomial-lattice option valuation model with the following assumptions for each applicable period which takes into account variables such as volatility, dividend yield, and risk-free interest rate, contractual term of the option, the probability that the option will be exercised prior to the end of its contractual life, and the probability of termination or retirement of the option holder in computing the value of the option.

	Year 2014	Year 2015
Risk-free interest rates	2.31%–2.34%	1.95%–2.28%
Expected life (years)	10 years	10 years
Expected volatility	41%–47%	40%–45%
Expected dividend yield	0%	0%
Exercise multiple	2.20	2.20
Post-vesting forfeit rate	10%	10%
Fair value of underlying ordinary shares	US$0.086–US$0.106	US$0.158–US$0.231
Fair value of share option	US$0.008–US$0.028	US$0.026–US$0.096

 (b)   Restricted Share Units

On February 17, 2012, the Company issued 800,000 ordinary shares to certain employees at a price of US$0.1375 per share for total cash proceeds of US$110,000. All of the 800,000 ordinary shares were subject to transfer restrictions and repurchase by the Company upon termination of employment at issuance price before the service condition is fulfilled. At grant date, ¼ of total number of shares were not subject to repurchase, and vested immediately. The remaining shares were subject to repurchase and vested over a service term of three years. The US$110,000 received upon issuance of the shares was initially recorded as a liability and reclassified to equity upon vesting. Shares subject to repurchase prior to vesting were excluded from outstanding ordinary shares.

Compensation expense related to restricted shares was immaterial and nil as of December 31, 2014 and 2015.

16.     TAXATION

Enterprise income tax (“EIT”)

Cayman Islands

The Company is incorporated in the Cayman Islands and conducts its primary business operations through the subsidiaries and the VIE in the PRC, India and Hong Kong. Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gains.

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

16.     TAXATION (cont.)

Hong Kong

BORQS HK is subject to Hong Kong profits tax rate of 16.5% for the years ended December 31, 2014 and 2015. No provision for BORQS HKD profits tax has been made in the consolidated financial statements as the entity had losses in the years ended December 31, 2014 and 2015.

India

BORQS INDIA is subject to income tax rate of 32.45% for the years ended December 31, 2014 and 2015. Amounts of US$336 and US$1,158 are included as current income tax expense for the years ended December 31, 2014 and 2015, respectively.

The PRC

The Company’s PRC subsidiaries are incorporated in the PRC and subject to PRC EIT on the taxable income in accordance with the relevant PRC income tax laws.

Effective January 1, 2008, the statutory corporate income tax rate is 25%, except for certain entities eligible for preferential tax rates.

BORQS Beijing was qualified for a High and New Technology Enterprises (“HNTE”) since 2012 and is eligible for a 15% preferential tax rate from 2012 to 2014. In July 2015, BORQS Beijing obtained a new HNTE certificate, which will expire in July 2018. In accordance with the PRC Income Tax Laws, an enterprise awarded with the HNTE status may enjoy a reduced EIT rate of 15%. For the years ended December 31, 2014 and 2015, BORQS Beijing enjoyed a preferential tax rate of 15%.

Yuantel Telecom was qualified for a High and New Technology Enterprises (“HNTE”) since 2011 and is eligible for a 15% preferential tax rate from 2011 to 2013. In October 2014, Yuantel Telecom obtained a new HNTE certificate, which will expire in October 2017. In accordance with the PRC Income Tax Laws, an enterprise awarded with the HNTE status may enjoy a reduced EIT rate of 15%. For the years ended December 31, 2014 and 2015, Yuantel Telecom enjoyed a preferential tax rate of 15%.

The Company’s other PRC subsidiaries were subject to EIT at a rate of 25% for the years ended December 31, 2014 and 2015.

The New EIT Law also provides that enterprises established under the laws of foreign countries or regions and whose “place of effective management” is located within the PRC are considered PRC tax resident enterprises and subject to PRC income tax at the rate of 25% on worldwide income. The definition of “place of effective management” refers to an establishment that exercises, in substance, overall management and control over the production and business, personnel, accounting, properties, etc. of an enterprise. As of December 31, 2015, no detailed interpretation or guidance has been issued to define “place of effective management”. Furthermore, as of December 31, 2015, the administrative practice associated with interpreting and applying the concept of “place of effective management” is unclear. If the Company is deemed as a PRC tax resident, it would be subject to PRC tax under the New CIT Law. The Company will continue to monitor changes in the interpretation or guidance of this law.

(Loss) profit before income taxes consists of:

	For the year ended December 31,
	2014	2015
	US$	US$
Non-PRC	(8,004)	3,241
PRC	27	(1,595)

	(7,977)	1,646

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

16.     TAXATION (cont.)

Income tax expense comprises of:

	For the year ended December 31,
	2014	2015
	US$	US$
Current	(241)	(1,389)
Deferred	47	538

	(194)	(851)

The reconciliation of tax computed by applying the statutory income tax rate of 25% for the years ended December 31, 2014 and 2015 applicable to the PRC operations to income tax expense is as follows:

	For the year ended December 31,
	2014	2015
	US$	US$
(Loss) profit before income taxes	(7,977)	1,646

Income tax benefit (expense) computed at the statutory income tax rate at 25%	1,994	(412)
Non-deductible expenses	(170)	(166)
Non-taxable income	—	742
Preferential rate	623	(423)
Current and deferred tax rate differences	—	790
Tax loss expired	(426)	—
Foreign rate differences	(825)	(292)
Change of valuation allowance	(1,267)	(1,643)
Unrecognized tax benefits	(123)	558
Interest expense	—	(5)

Income tax expense	(194)	(851)

Deferred Taxes

The significant components of deferred taxes are as follows:

	As of December 31,
	2014	2015
	US$	US$
Deferred tax assets
Inventories provision	155	166
Accrued salary and welfare payable	24	107
Property and equipment	36	46
Tax losses	8,571	10,901
Valuation allowance	(8,503)	(10,146)
Total deferred tax assets	283	1,074

Deferred tax liabilities
Intangible assets	2,032	1,779
Total deferred tax liabilities	2,032	1,779

As of December 31, 2015, the Company had net tax operating losses from its PRC subsidiaries and its Consolidated VIEs, as per filed tax returns, of US$50,657, which will expire from 2016 to 2020.

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

16.     TAXATION (cont.)

As of December 31, 2015, the Company intends to permanently reinvest the undistributed earnings from its foreign subsidiaries and the Consolidated VIEs to fund future operations. The amount of unrecognized deferred tax liabilities for temporary differences related to investments in foreign subsidiaries and the Consolidated VIEs is not determined because such a determination is not practicable.

Unrecognized Tax Benefits

As of December 31, 2014 and 2015, the Company recorded an unrecognized tax benefits of US$620 and US$2,177, respectively, of which, US$574 and US$1,491, respectively, are presented on a net basis against the deferred tax assets related to tax loss carry forwards on the consolidated balance sheets. The unrecognized tax benefits and its related interest are primarily related to under-reported intercompany profit. The amount of unrecognized tax benefits will change in the next 12 months, pending clarification of current tax law or audit by the tax authorities, however, an estimate of the range of the possible change cannot be made at this time. As of December 31, 2014 and 2015, unrecognized tax benefits of US$46 and US$686, if ultimately recognized, will impact the effective tax rate.

A roll-forward of unrecognized tax benefits is as follows:

	For the year ended December 31,
	2014	2015
	US$	US$
Balance at beginning of year	—	620
Additions based on tax positions related to the current year	620	1,557

Balance at end of year	620	2,177

In the years ended December 31, 2014 and 2015, the Company recorded interest expense accrued in relation to the unrecognized tax benefit of nil and US$5 in income tax expense, respectively. Accumulated interest expense recorded by the Company was nil and US$5 as of December 31, 2014 and 2015, respectively. As of December 31, 2015, the tax years ended December 31, 2010 through 2015 for the PRC subsidiaries and the VIE remain open for statutory examination by the PRC tax authorities.

17.     RELATED PARTY TRANSACTIONS

(a)      Related parties

Names of related parties	Relationship with the Company
Intel Capital Corporation (“Intel”) and its affiliates	Intel is a holder of Series C Preference Shares

 (b)   Other than disclosed elsewhere, the Company had the following significant related party transactions for the years ended December 31, 2014 and 2015:

	For the year ended December 31,
	2014	2015
	US$	US$
Software services provided to:
Intel Semiconductor (US) Ltd	540	—
Intel Corporation	5,148	6,204
Intel Korea Limited	1,337	—
Intel Asia-Pacific Research and Development Ltd	1,618	328

Hardware sold to:
Intel Corporation	20	55

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

17.     RELATED PARTY TRANSACTIONS (cont.)

(c)      The Company had the following related party balances as of December 31, 2014 and 2015:

	As of December 31,
	2014	2015
	US$	US$
Accounts receivable from related parties:
Current:
Intel Corporation	—	5,949
Intel (China) Co., Ltd.	55	5
Intel Asia-Pacific Research and Development Ltd	77	44

All balances with the related parties as of December 31, 2014 and 2015 were unsecured, interest-free and have no fixed terms of repayment.

18      RESTRICTED NET ASSETS

The Company’s ability to pay dividends is primarily dependent on the Company receiving distributions of funds from its subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by the Company’s PRC subsidiaries only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The results of operations reflected in the consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company’s PRC subsidiaries.

In accordance with the PRC Regulations on Enterprises with Foreign Investment and the articles of association of the Company’s PRC subsidiaries, a foreign-invested enterprise established in the PRC is required to provide certain statutory reserves, namely general reserve fund, the enterprise expansion fund and staff welfare and bonus fund which are appropriated from net profit as reported in the enterprise’s PRC statutory accounts. A foreign-invested enterprise is required to allocate at least 10% of its annual after-tax profit to the general reserve until such reserve has reached 50% of its respective registered capital based on the enterprise’s PRC statutory accounts. Appropriations to the enterprise expansion fund and staff welfare and bonus fund are at the discretion of the board of directors for all foreign-invested enterprises. The aforementioned reserves can only be used for specific purposes and are not distributable as cash dividends. Borqs Beijing was established as foreign-invested enterprise and, therefore, is subject to the above mandated restrictions on distributable profits. As of December 31, 2014 and 2015, the Company’s PRC subsidiaries had appropriated US$860 and US$1,270, respectively, in its statutory reserves.

As a result of these PRC laws and regulations subject to the limit discussed above that require annual appropriations of 10% of after-tax income to be set aside, prior to payment of dividends as general reserve fund, the Company’s PRC subsidiaries are restricted in their ability to transfer a portion of their net assets to the Company. Amounts restricted include paid-in capital and statutory reserve funds of the Company’s PRC subsidiaries and the equity of the Consolidated VIEs, as determined pursuant to PRC generally accepted accounting principles, totaling an aggregate of US$72,212 as of December 31, 2015.

19.    SHARE CAPITAL

Authorized capital

On August 15, 2014, the Group increased the authorized shares of the Group from US$455,584 to US$514,888 divided into 309,651,804 ordinary shares at par value of $0.001 per share, 40,000,000 Series A redeemable convertible preference shares, 82,857,143 Series B redeemable convertible preference shares, 52,727,271 Series C redeemable convertible preference shares and 29,651,804 Series D redeemable convertible preference shares, all at par value of $0.001 per share.

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

19.    SHARE CAPITAL (cont.)

Ordinary share reserved for future issuance

The Group has reserved the following shares of ordinary shares for issuance at December 31, 2015, in connection with the following:

Conversion of series A convertible redeemable preference shares	39,900,000
Conversion of series B convertible redeemable preference shares	82,857,143
Conversion of series C convertible redeemable preference shares	50,909,089
Conversion of series D convertible redeemable preference shares	23,721,443
Ordinary shares options outstanding	34,590,097
Ordinary shares options available for future grants under the 2007 Plan	4,109,903

Total	236,087,675

20.    CONVERTIBLE CONTINGENTLY REDEEMABLE PREFERRED SHARES

On December 27, 2007, March 17, 2008, September 26, 2008 and October 8, 2008, the Company issued 19,800,000, 3,100,000, 12,000,000 and 5,000,000 Series A convertible redeemable preference shares (the “Series A Preference Shares”), respectively, to certain external investors at a price of $0.20 per share for a total cash consideration of $7,980. The cash proceeds received was $7,889, net of issuance costs of $91.

On June 26, 2009, August 19, 2009 and October 12, 2009, the Company issued 64,285,715,15,000,000 and 3,571,428 Series B convertible redeemable preferred shares (the “Series B Preference Shares”), respectively, to certain external investors at a price of $0.21 per share for a total consideration of $17,400 (includes cash proceeds of $14,400 and $3,000 upon conversion of convertible notes). The cash proceeds received was $14,242, net of issuance costs of $158.

On February 14, 2011 and May 24, 2012, the Company issued 38,181,817 and 5,454,545 Series C convertible redeemable preference shares (the “Series C Preference Shares”), to certain external investors at the price of $0.275 per share for a total cash consideration of $12,000. The cash proceeds received was $11,817, net of issuance costs of $183.

On August 20, 2014 the Company issued 23,721,443 Series D convertible redeemable preference shares (the “Series D Preference Shares”), to certain external investors at the price of $0.33725 per share for a total cash consideration of $8,000. The cash proceeds received was $7,874, net of issuance costs of $126.

The significant terms of the Series A, Series B, Series C, and Series D convertible redeemable preference shares (together “Preference Shares”) are summarized as follows.

Conversion

Preference Shares can be converted into ordinary shares at the option of the holder at any time by dividing the applicable original purchase price by the applicable conversion price which is initially equal to the original purchase price and as such, the initial conversion ratio for each Preference Share into each ordinary share shall be one-for-one.

Preference Shares shall automatically be converted into ordinary shares at the then-effective conversion rate applicable to the relevant series of Preference Shares: (a) in the event of the closing of a Qualified IPO; or (b) in relation only to Series A and Series B Preference Shares, upon the approval and written consent of a majority of the outstanding Series A and Series B Preference Shares holders to convert their respective Preference Shares into ordinary shares.

The conversion price is subject to additional adjustments if the Company makes certain dilutive issuances of shares.

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

20.    CONVERTIBLE CONTINGENTLY REDEEMABLE PREFERRED SHARES (cont.)

Dividends

Series D Preference Shares shall receive dividends at an annual rate of six percent (6%) of the original purchase price in preference and priority to any dividends on the Series A, Series B, Series C Preference Shares and ordinary shares. Dividends on Series D Preference Shares shall be cumulative whether declared by the Board of Directors or not.

Each holder of Series A, Series B and Series C Preference Shares is entitled to receive non-cumulative dividends when and if declared by the Board of Directors of the Company in preference and priority to any dividends on ordinary shares, after all accumulated dividends on the Series D Preferred shares have been paid or set aside for payment to the holders of Series D Preferred Shares in a calendar year.

Any additional dividends declared, after all accumulated dividends and declared dividends on the Preference Shares have been paid or set aside for payment to the holders of Preference Shares in a calendar year, shall be distributed among all holders of ordinary shares and Preference Shares.

Redemption

The earliest redemption date of Series A Preference Shares is at any time after the sixth anniversary of the first issuance date of Series A Preference Shares.

All outstanding Series B, Series C, and Series D Preference Shares can be redeemed at the election of the majority holders at any time after the earlier of (A) the fifth anniversary of the first issuance date of the respective Series B, Series C or Series D Preference Shares, and (B) the date on which the Company redeems Series A, Series B, or Series C Preference Shares. Any holder of Series A Preference Shares who is also a holder of Series B Preference Shares must redeem its Series B Preference Shares together with its Series A Preference Shares.

Series A and Series B Preference Shares can also be redeemed at the option of the holders when Intel has elected to redeem all of its Series C Preferred Shares for investigation or for breach as defined in the Memorandum of Association and Articles of Association.

Prior to Series D Preference Shares become available under (A) and (B) above, all outstanding Series D Preference Shares can be redeemed at any time of a holder of Series D Preferred Shares’ election to redeem for breach event or to redeem for investigation and opinion of auditor event as defined in the Memorandum of Association and Articles of Association.

Preference Shares are redeemed at a price equal to 150% the original purchase price plus any unpaid declared dividends. The redemption price for Preference Shares under the event of Intel’s election to redeem for investigation or a holder of Series D Preferred Shares’ election to redeem for investigation and opinion of auditor is set to be 100% of the original purchase price and 150% of the original purchase price under the event of a holder of Preferred Shares’ election to redeem for breach.

Winding up/Liquidation

In the event of any liquidation, dissolution, or winding up of the Company, either voluntary or involuntary, distributions to the shareholders of the Company shall be made as stated below.

The holders of Series D Preference Shares then outstanding are entitled to be paid first out of the assets of the Company available for distribution a liquidation preference in an amount per Preference Share equal to the sum of (i) 150% of the original purchase price as adjusted and (ii) all unpaid accumulated dividends, in priority to any other holders of Preference Shares or ordinary shares.

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

20.    CONVERTIBLE CONTINGENTLY REDEEMABLE PREFERRED SHARES (cont.)

Upon full payment of the Series D Preference Share liquidation preference, the holders of Series A, Series B and Series C Preference Shares then outstanding shall be entitled to be paid first out of the assets of the Company available for distribution (and prior and in preference to any payment on the ordinary shares) a liquidation preference in an amount per Series A, Series B and Series C Preference Share equal to the sum of (i) the original purchase price applicable to such Preference Share as adjusted and (ii) all unpaid declared dividends. The holders of Series C Preference Shares shall receive their liquidation preference amount in preference to holders of Series A and Series B Preference Shares. Subject to the prior payment of all amounts due to the holders of Preference Shares, the balance of all remaining assets available for distribution are made with equal priority and pro rata amongst the holders of ordinary shares and the holders of Preference Shares on an as–converted basis.

Voting

Each share of Preference Share has voting rights equal to an equivalent number of shares of ordinary shares into which it is convertible and votes together as one class with the ordinary shares. All directors of the Company’s board of directors are elected by the holders of the outstanding ordinary shares and the Preference Shares, voting together as a single class on an as-converted basis.

Accounting for convertible redeemable preference shares

The Preference Shares have been classified as mezzanine equity as they can be redeemed at the option of the holders. The initial carrying values of the Preference Shares are the total consideration received at their respective dates of issuance net of issuance costs. There were no embedded features that qualified for bifurcation and separate accounting in accordance with ASC 815-10 Derivatives and Hedging.

As of December 31, 2014 and 2015, no dividend was declared by the Company. US$160 and US$640 of dividend was accumulated to the holders of the Series D Preferred Shares as of December 31, 2014 and 2015.

During the years ended December 31, 2014 and 2015, the Company recorded charges to accumulated deficit and mezzanine equity of US$2,848, and US$2,417, respectively, to accrete the carrying value of the Preference Shares to their redemption value.

21.     COMMITMENTS AND CONTINGENCIES

Operating lease commitments

The Company leases buildings in the PRC and India under non-cancelable operating leases expiring on different dates. For the years ended December 31, 2014 and 2015, total rental expenses for all operating leases amounted to US$1,204 and US$1,368, respectively.

As of December 31, 2015, the Company has future minimum lease payments under non-cancelable operating leases with initial terms in excess of one year in relation to office buildings consisting of the following:

US$
2016	1,555
2017	517
2018	14
2019	5
2020 and thereafter	—

2,091

Payments under operating leases are expensed on a straight-line basis over the periods of their respective leases.

BORQS INTERNATIONAL HOLDING CORP
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

21.     COMMITMENTS AND CONTINGENCIES (cont.)

Telecommunication resources purchase commitment

As of December 31, 2015, the Company had outstanding purchase commitments in relation to the purchase of telecommunication resources from China Unicom consisting of the following:

US$
2016	18,480

Income Taxes

As of December 31, 2015, the Group recognized an accrual of US$691 for unrecognized tax benefits and its interest (Note 16). The final outcome of the tax uncertainty is dependent upon various matters including tax examinations, interpretation of tax laws or expiration of statutes of limitation. However, due to the uncertainties associated with the status of examinations, including the protocols of finalizing audits by the relevant tax authorities, there is a high degree of uncertainty regarding the future cash outflows associated with these tax uncertainties. As of December 31, 2015, the Company classified the accrual for unrecognized tax benefits as a non-current liability.

22.     SUBSEQUENT EVENTS

Other than disclosed in the financial statements, there are no significant subsequent events as of the date of the report when the financial statements are issued.

BORQS INTERNATIONAL HOLDING CORP

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Page
Consolidated Financial Statements for the Years Ended December 31, 2015 and 2016
Report of Independent Registered Public Accounting Firm	F-82
Consolidated Balance Sheets as of December 31, 2015 and 2016	F-83 – F-86
Consolidated Statements of Operations for the Years Ended December 31, 2015 and 2016	F-87
Consolidated Statements of Comprehensive (Loss) Income for the Years Ended December 31, 2015 and 2016	F-88
Consolidated Statements of Shareholders’ Deficit for the Years Ended December 31, 2015 and 2016	F-89 – F-90
Consolidated Statements of Cash Flows for the Years Ended December 31, 2015 and 2016	F-91 – F-92
Notes to the Consolidated Financial Statements	F-93 – F-125

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of BORQS International Holding Corp

We have audited the accompanying consolidated balance sheets of BORQS International Holding Corp (the “Company”) as of December 31, 2015 and 2016, and the related consolidated statements of operations, comprehensive (loss) income, shareholders’ deficit and cash flows for each of the two years in the period ended December 31, 2016. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of BORQS International Holding Corp at December 31, 2015 and 2016, and the consolidated results of its operations and its cash flows for each of the two years in the period ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young Hua Ming LLP

Shanghai, the People’s Republic of China

May 12, 2017

BORQS INTERNATIONAL HOLDING CORP
CONSOLIDATED BALANCE SHEETS
(Amounts in thousands of US dollars (“US$”))

		As of December 31,
	Note	2015	2016
		US$	US$
ASSETS
Current assets:
Cash and cash equivalents		7,787	3,610
Restricted cash		770	1,153
Accounts receivable		6,068	28,257
Accounts receivable from related parties	(17)	5,998	490
Receivable from Mobile Virtual Network Operator (“MVNO”) franchisees		3,295	4,319
Inventories	(5)	6,264	12,682
Deferred cost of revenues		984	969
Prepaid and other current assets	(6)	3,225	6,599

Total current assets		34,391	58,079

Non-current assets:
Property and equipment, net	(7)	2,250	1,488
Intangible assets, net	(8)	13,262	15,498
Goodwill	(9)	741	693
Deferred tax assets	(16)	1,074	1,054
Deferred cost of revenues		177	689
Other non-current assets		1,184	529

Total non-current assets		18,688	19,951

Total assets		53,079	78,030

The accompanying notes are an integral part of these consolidated financial statements

BORQS INTERNATIONAL HOLDING CORP
CONSOLIDATED BALANCE SHEETS (CONTINUED)
(Amounts in thousands of US dollars (“US$”))

		As of December 31,
	Note	2015	2016
		US$	US$
LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current liabilities:
Accounts payable (including accounts payable of the Consolidated VIEs without recourse to the primary beneficiary of US$3,747 and US$4,598 as of December 31, 2015 and 2016, respectively)		6,951	22,691
Accrued expenses and other payables (including accrued expenses and other payables of the Consolidated VIEs without recourse to the primary beneficiary of US$1,882 and US$2,778 as of December 31, 2015 and 2016, respectively)	(11)	6,263	7,634
Deferred revenue (including deferred revenue of the Consolidated VIEs without recourse to the primary beneficiary of US$11,425 and US$9,134 as of December 31, 2015 and 2016, respectively)		17,334	11,995
Income tax payable		165	847
Short-term bank borrowings (including short-term bank borrowings of the Consolidated VIEs without recourse to the primary beneficiary of nil and US$721 as of December 31, 2015 and 2016, respectively)	(10)	2,000	6,306
Long-term bank borrowings-current portion	(10)	571	1,381
Deferred government grants	(12)	1,762	264

Total current liabilities		35,046	51,118

The accompanying notes are an integral part of these consolidated financial statements

BORQS INTERNATIONAL HOLDING CORP
CONSOLIDATED BALANCE SHEETS (CONTINUED)
(Amounts in thousands of US dollars (“US$”))

		As of December 31,
	Note	2015	2016
		US$	US$
LIABILITIES AND SHAREHOLDERS’ DEFICIT
Non-current liabilities:
Unrecognized tax benefits	(16)	691	1,755
Warrant liabilities	(10)	—	1,344
Deferred tax liabilities (including deferred tax liabilities of the Consolidated VIEs without recourse to the primary beneficiary of US$1,779 and US$1,539 as of December 31, 2015 and 2016, respectively)	(16)	1,779	1,539
Deferred revenue		440	2,428
Long-term bank borrowings	(10)	381	4,491
Deferred government grants	(12)	2,252	1,844

Total non-current liabilities		5,543	13,401

Total liabilities		40,589	64,519

Commitments and contingencies	(22)

The accompanying notes are an integral part of these consolidated financial statements

BORQS INTERNATIONAL HOLDING CORP
CONSOLIDATED BALANCE SHEETS (CONTINUED)
(Amounts in thousands of US dollars (“US$”))

		As of December 31,
	Note	2015	2016
		US$	US$
LIABILITIES AND SHAREHOLDERS’ DEFICIT
Mezzanine equity:
Series A convertible redeemable preferred shares (US$0.001 par value; 39,900,000 shares authorized; 39,900,000 issued and outstanding as of December 31, 2015 and 2016)	(20)	11,970	11,970
Series B convertible redeemable preferred shares (US$0.001 par value; 82,857,143 shares authorized; 82,857,143 issued and outstanding as of December 31, 2015 and 2016)	(20)	26,126	26,126
Series C convertible redeemable preferred shares (US$0.001 par value; 50,909,089 shares authorized; 50,909,089 issued and outstanding as of December 31, 2015 and 2016)	(20)	20,848	21,069
Series D convertible redeemable preferred shares (US$0.001 par value; 23,721,443 shares authorized; 23,721,443 issued and outstanding as of December 31, 2015 and 2016)	(20)	8,942	9,697

Total mezzanine equity		67,886	68,862

Shareholders’ deficit:
Ordinary shares		54	54
Additional paid-in capital		1,124	1,124
Statutory reserve		1,270	1,898
Accumulated deficit		(56,330)	(54,706)
Accumulated other comprehensive loss	(13)	(1,149)	(2,626)

Total BORQS International Holding Corp shareholders’ deficit		(55,031)	(54,256)

Noncontrolling interest		(365)	(1,095)

Total shareholders’ deficit		(55,396)	(55,351)

Total liabilities, mezzanine equity, noncontrolling interest and shareholders’ deficit		53,079	78,030

The accompanying notes are an integral part of these consolidated financial statements

BORQS INTERNATIONAL HOLDING CORP
CONSOLIDATED STATEMENT OF OPERATIONS
(Amounts in thousands of US dollars (“US$”))

		For the year ended December 31,
	Note	2015	2016
		US$	US$
Net Revenues:
Software		22,468	14,912
Hardware		32,647	70,536
MVNO		16,007	29,309
Others		3,950	5,829

Total net revenues		75,072	120,586

Software		(12,660)	(6,347)
Hardware		(26,101)	(57,452)
MVNO		(16,225)	(28,784)
Others		(2,980)	(1,709)

Total cost of revenues		(57,966)	(94,292)

Total gross profit		17,106	26,294

Operating expenses:
Sales and marketing expenses		(7,359)	(5,874)
General and administrative expenses		(4,883)	(10,042)
Research and development expenses		(7,245)	(6,886)
Changes in the fair value of warrant liabilities		—	(12)

Total operating expenses		(19,487)	(22,814)

Other operating income		3,094	1,760

Operating income		713	5,240

Interest income		61	65
Interest expense		(156)	(797)
Other income		208	114
Other expense		(35)	(59)
Foreign exchange gain		855	692

Profit before income taxes		1,646	5,255

Income tax expense	(16)	(851)	(2,659)

Net income		795	2,596

Less: net loss attributable to noncontrolling interests		(1,316)	(632)

Net income attributable to Borqs International Holding Corp		2,111	3,228

Add: accretion to redemption value of convertible redeemable preferred shares		(2,417)	(976)
Net (loss) income attributable to ordinary shareholders		(306)	2,252
The accompanying notes are an integral part of these consolidated financial statements

BORQS INTERNATIONAL HOLDING CORP
CONSOLIDATED STATEMENT OF COMPREHENSIVE (LOSS) INCOME
(Amounts in thousands of US dollars (“US$”))

		For the year ended December 31,
	Note	2015	2016
		US$	US$
Net income		795	2,596
Other comprehensive loss, net of tax of nil:
Foreign currency translation adjustments, net of tax of nil		(1,288)	(1,477)
Other comprehensive loss, net of tax of nil	(13)	(1,288)	(1,477)
Comprehensive (loss) income		(493)	1,119
Less: comprehensive loss attributable to noncontrolling interest		(1,519)	(730)
Comprehensive income (loss) attributable to Borqs International Holding Corp		1,026	1,849
Change in redemption value of convertible redeemable preferred shares		(2,417)	(976)
Comprehensive (loss) income attributable to ordinary shareholders		(1,391)	873

The accompanying notes are an integral part of these consolidated financial statements

BORQS INTERNATIONAL HOLDING CORP
CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ DEFICIT
(Amounts in thousands of US dollars (“US$”) except for number of shares)

	Note	Number of ordinary shares	Ordinary shares	Additional paid-in capital	Accumulated statutory reserves	Accumulated other comprehensive loss	Accumulated deficit	Total BORQS International Holding Corp shareholders’ deficit	Noncontrolling interest	Total shareholders’ deficit
Balance as of January 1, 2015		54,016,667	54	1,120	860	139	(55,614)	(53,441)	1,154	(52,287)
Consolidated net income			—	—	—	—	2,111	2,111	(1,316)	795
Appropriation of statutory reserves			—	—	410	—	(410)	—	—	—
Foreign exchange difference			—	—	—	(1,288)	—	(1,288)	(203)	(1,491)
Accretion to redemption value of convertible redeemable preferred shares			—	—	—	—	(2,417)	(2,417)	—	(2,417)
Vesting of restricted shares		33,333	—	4	—	—	—	4	—	4

Balance as of December 31, 2015		54,050,000	54	1,124	1,270	(1,149)	(56,330)	(55,031)	(365)	(55,396)

The accompanying notes are an integral part of these consolidated financial statements

BORQS INTERNATIONAL HOLDING CORP
CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ DEFICIT (CONTINUED)
(Amounts in thousands of US dollars (“US$”) except for number of shares)

	Note	Number of ordinary shares	Ordinary shares	Additional paid-in capital	Accumulated statutory reserves	Accumulated other comprehensive loss	Accumulated deficit	Total BORQS International Holding Corp shareholders’ deficit	Noncontrolling interest	Total shareholders’ deficit
Balance as of January 1, 2016		54,050,000	54	1,124	1,270	(1,149)	(56,330)	(55,031)	(365)	(55,396)
Consolidated net income			—	—	—	—	3,228	3,228	(632)	2,596
Appropriation of statutory reserves			—	—	628	—	(628)	—	—	—
Foreign exchange difference			—	—	—	(1,477)	—	(1,477)	(98)	(1,575)
Accretion to redemption value of convertible redeemable preferred shares			—	—	—	—	(976)	(976)	—	(976)

Balance as of December 31, 2016		54,050,000	54	1,124	1,898	(2,626)	(54,706)	(54,256)	(1,095)	(55,351)

The accompanying notes are an integral part of these consolidated financial statements

BORQS INTERNATIONAL HOLDING CORP
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands of US dollars (“US$”))

	For the year ended December 31,
	2015	2016
	US$	US$
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	795	2,596
Adjustments to reconcile net income to net cash generated from (used in) operating activities:
Foreign exchange gain	(855)	(692)
(Gain) loss on disposal of property and equipment	(350)	1
Depreciation of property and equipment	1,371	1,011
Amortization of intangible assets	1,109	2,146
Deferred income tax benefits	(1,044)	(220)
Interest expense	—	352
Changes in the fair value of warrant liabilities	—	12

Changes in operating assets and liabilities, net of the effects of an acquisition:
Restricted cash	211	(383)
Accounts receivable	6,830	(22,189)
Accounts receivable from related parties	(5,866)	5,508
Receivable from MVNO franchisees	(3,295)	(1,024)
Inventories	(4,074)	(6,418)
Deferred cost of revenues	2,469	(497)
Prepaid expenses and other current assets	579	(3,175)
Accounts payable	(742)	15,740
Accrued expenses and other payables	2,100	1,371
Unrecognized tax benefits	645	1,064
Deferred revenue	4,888	(3,351)
Income tax payable	165	682
Deferred government grants	(3,302)	(1,906)

Net cash generated from (used in) operating activities	1,634	(9,372)

The accompanying notes are an integral part of these consolidated financial statements

BORQS INTERNATIONAL HOLDING CORP
CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
(Amounts in thousands of US dollars (“US$”))

	For the year ended December 31,
	2015	2016
	US$	US$
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(798)	(494)
Purchases of intangible assets	(5,175)	(5,230)
Proceeds from disposal of property and equipment	14	1
Loan to a third party	(1,482)	-
Repayments of a loan to a third party	75	457

Net cash used in investing activities	(7,366)	(5,266)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from short-term bank borrowings	—	6,776
Repayments of short-term bank borrowings	(817)	(2,000)
Proceeds from long-term bank borrowings	999	6,000
Repayments of long-term bank borrowings	(47)	(571)

Net cash generated from financing activities	135	10,205

Effect of foreign exchange rate changes on cash and cash equivalents	(34)	256

Net decrease in cash and cash equivalents	(5,631)	(4,177)
Cash and cash equivalents at beginning of year	13,418	7,787

Cash and cash equivalents at end of year	7,787	3,610

The accompanying notes are an integral part of these consolidated financial statements

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

1.       ORGANIZATION

BORQS International Holding Corp (the “Company”) was incorporated under the laws of the Cayman Islands on July 27, 2007. The Company and its consolidated subsidiaries, variable interest entities (the “VIE”) and the VIE’s subsidiaries (collectively referred to the “Group”) are principally engaged in the provision of commercial grade Android+ platform solutions, hardware product sales and MVNO services in the People’s Republic of China (the “PRC”).

(a) As of December 31, 2016, the details of the Company’s major subsidiaries, Consolidated VIEs and the subsidiaries of the VIE are as follows:

Entity	Date of incorporation/ Acquisition	Place of incorporation	Percentage of direct or indirect ownership by the Company	Principal activities
			Direct
Subsidiaries:
BORQS Hong Kong Limited (“Borqs HK”)(1)	July 19, 2007	Hong Kong	100%	Provision of software and service solutions and hardware products sales
BORQS Beijing Ltd. (“Borqs Beijing”)(1)	September 4, 2007	PRC	100%	Provision of software and service solutions and hardware products sales
BORQS Software Solutions Private Limited (“Borqs India”)(1)	July 17, 2009	India	100%	Provision of software and service solutions

VIE:
Beijing Big Cloud Network Technology Co., Ltd. (“Big Cloud Network”)(1)/(2)	April 18, 2014	PRC	Nil	Holding company

Subsidiaries of the VIE:
Yuantel (Beijing) Investment Management Co., Ltd. (“Yuantel Investment”)(2)/(3)	July 11, 2014	PRC	79%	Holding company
Yuantel (Beijing) Telecommunications Technology Co., Ltd. (“Yuantel Telecom”)(2)/(3)	July 11, 2014	PRC	75.05%	Provision of MVNO services

____________

(1)      Collectively, the “PRC Subsidiaries”.

(2)      Collectively, the “Consolidated VIEs”.

(3)      On July 11, 2014, the Company through Big Cloud Network acquired controlling interest in Yuantel Investment and its subsidiary, (Note 4).

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

1.       ORGANIZATION (cont.)

(b) PRC laws and regulations prohibit foreign ownership in certain telecommunication related businesses. To comply with these foreign ownership restrictions, the Group conducts its businesses in the PRC through the VIE using contractual agreements (the “VIE Agreements”).

The Group funds Big Cloud Network through loans to the two Big Cloud Network’s shareholders, (collectively the “Nominee Shareholders”). The effective control of Big Cloud Network is held by the Group, through a series of contractual agreements between Borqs Beijing and Big Cloud Network whereby Big Cloud Network became a consolidated VIE of the Group. Through the contractual agreements, the Group receives substantially all of the economic benefits of Big Cloud Network.

Big Cloud Network provides MVNO services in China through its 79% owned entity of Yuantel Investment which owns 95% of Yuantel Telecom; therefore Big Cloud Network effective owns 75.05% of Yuantel Telecom which is the entity that operates the business and holds the MVNO license from the Chinese Ministry of Industry and Information Technology.

The following is a summary of the key terms of the latest VIE Agreements:

Loan agreement

Borqs Beijing and the Nominee Shareholders entered into loan agreements for Borqs Beijing to provide interest free loans of RMB50,000 to the Nominee Shareholders, respectively, for the purpose of providing capital to Big Cloud Network to develop its MVNO business. There is no fixed term for the loans.

Power of attorney agreement

The Nominee Shareholders of Big Cloud Network entered into the power of attorney agreement whereby they authorized Borqs Beijing or its designated party to act on behalf of the Nominee Shareholders as exclusive agent and attorney with all respect to all matters concerning the shareholding including but not limited to (1) attend shareholders’ meetings of Big Cloud Network; (2) exercise all the shareholders’ rights, including voting rights; and (3) designate and appoint on behalf of each shareholder the senior management members of Big Cloud Network. The power of attorney remains irrevocable and continuously valid from the date of execution so long as each Nominee Shareholder remains as a shareholder of Big Cloud Network. The power of attorney agreement was subsequently reassigned to the Company.

Exclusive option agreement

Pursuant to the exclusive option agreement entered into between the Nominee Shareholders and Borqs Beijing or its designated party, the Nominee Shareholders granted Borqs Beijing or its designated party, an irrevocable and exclusive right to purchase all or part of the equity interests held by the Nominee Shareholders in Big Cloud Network, to the extent permitted under the PRC laws, at an amount equal to RMB10 or the minimum consideration permitted under the applicable PRC law. The purchase consideration in excess of RMB 10 shall be refunded by the Nominee Shareholders to Borqs Beijing or Borqs Beijing may deduct the excess amount upon payment of consideration. The Nominee Shareholders shall not declare dividend or any form of distribution or grant loans in any form without the prior consent of Borqs Beijing or its designated party. The term of the agreement is 10 years, expiring on June 22, 2024 which will be automatically renewed every three-year thereafter if Borqs Beijing or its designated party does not provide notice of termination to the Nominee Shareholders fifteen days prior to expiration.

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

1.       ORGANIZATION (cont.)

Exclusive technical & support agreement

Pursuant to the agreement entered into between Borqs Beijing and Big Cloud Network, Big Cloud Network engaged Borqs Beijing or its designated party as its exclusive provider of technical, consulting and other services in relation to its major business during the contractual period in return for service fees which will be determined at the sole discretion of Borqs Beijing or its designated party. The term of the agreement is 10 years, expiring on June 22, 2024, which will be automatically renewed every three-year thereafter if Borqs Beijing or its designated party does not provide notice of termination to the Nominee Shareholders fifteen days prior to expiration.

Business cooperation agreement

Pursuant to the business cooperation agreement entered into between Borqs Beijing and Big Cloud Network, Borqs Beijing or its designated party agreed to provide unlimited financial support for the VIE’s daily operating activities through entrusted loans and agree to forgo the right to seek repayment.

Share pledge agreement

Pursuant to the agreement, the Nominee Shareholders pledged all of their equity interests in Big Cloud Network to Borqs Beijing as collateral to guarantee the repayment of the loans and to secure their obligations under the above agreements. The Nominee Shareholders agreed not to transfer or otherwise create any encumbrance on their equity interests in Big Cloud Network without prior consent of Borqs Beijing. The share pledge agreements will remain effective until all the obligations under above agreements have been satisfied in full or all of the guarantee liabilities have been repaid.

Despite the lack of technical majority ownership, there exists a parent-subsidiary relationship between Borqs Beijing’s designee, the Company, and Big Cloud Network through the irrevocable power of attorney agreement, whereby the Nominee Shareholders effectively assigned all of the voting rights underlying their equity interest in Big Cloud Network to the Company. Furthermore, pursuant to the exclusive option agreement and share pledge agreement, the Company, via Borqs Beijing, obtained effective control over Big Cloud Network through the ability to exercise all the rights of Nominee Shareholders and therefore the power to govern the activities that most significantly impact the economic performance of Big Cloud Network. In addition, through the VIE agreements the Company demonstrates its ability and intention to continue the ability to absorb substantially all the expected losses and the majority of the profit of the VIE, and therefore have the rights to the economic benefits of the VIE. Thus, the Company consolidates Big Cloud Network and its subsidiaries through the primary beneficiary, the Company, under ASC 810-10 Consolidation Overall.

In the opinion of the Company’s management and PRC counsel, (i) the ownership structure of the Consolidated VIEs is in compliance with all existing PRC laws and regulations in any material respect, (ii) each of the VIE agreements is valid, legally binding and enforceable to each party of such agreements and will not result in any violation of PRC laws or regulations currently in effect; and (iii) each of the Group’s PRC subsidiaries, VIE and VIE’s subsidiaries have the necessary corporate power and authority to conduct its business as described in its business scope under its business license, which is in full force and effect, and the Group’s business operation in PRC are in compliance with existing PRC laws and regulations.

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

1.       ORGANIZATION (cont.)

However, uncertainties in the PRC legal system could cause the relevant regulatory authorities to find the current VIE agreements and businesses to be in violation of any existing or future PRC laws or regulations. If the Company, the primary beneficiary or any of its current or future VIEs are found in violation of any existing or future laws or regulations, or fail to obtain or maintain any of the required permits or approvals, the relevant PRC regulatory authorities would have broad discretion in dealing with such violations, including levying fines, confiscating the income of the primary beneficiary, and the VIE, revoking the business licenses or operating licenses of the primary beneficiary, and VIE, shutting down the Group’s servers, discontinuing or placing restrictions or onerous conditions on the Group’s operations, requiring the Group to undergo a costly and disruptive restructuring or enforcing actions that could be harmful to the Group’s business. Any of these actions could cause significant disruption to the Group’s business operations and severely damage the Group’s reputation, which would in turn materially and adversely affect the Group’s business and results of operations. In addition, if the imposition of any of these penalties causes the primary beneficiary to lose the rights to direct the activities of VIE or the right to receive its economic benefits, the Company, through the primary beneficiary, would no longer be able to consolidate the VIE.

In addition, if the VIE or the Nominee Shareholders fail to perform their obligations under the VIE Agreements, the Group may have to incur substantial costs and expend resources to enforce the primary beneficiary’ rights under the contracts. The Group may have to rely on legal remedies under PRC laws, including seeking specific performance or injunctive relief and claiming damages, which may not be effective. All of these VIE Agreements are governed by PRC laws and provide for the resolution of disputes through arbitration in the PRC. Accordingly, these contracts would be interpreted in accordance with PRC laws and any disputes would be resolved in accordance with PRC legal procedures. The legal system in PRC is not as developed as in other jurisdictions, such as the United States. As a result, uncertainties in the PRC legal system could limit the Group’s ability to enforce these contractual arrangements. Under PRC laws, rulings by arbitrators are final, parties cannot appeal the arbitration results in courts, and prevailing parties may only enforce the arbitration awards in PRC courts through arbitration award recognition proceedings, which would incur additional expenses and delay. In the event the Group is unable to enforce these VIE Agreements, the primary beneficiary may not be able to exert effective control over its VIE, and the Group’s ability to conduct its business may be negatively affected.

(c) VIE disclosures

Consolidated VIEs contributed 27% and 29% of the Group’s consolidated revenues for the years ended December 31, 2015 and 2016. As of December 31, 2015 and 2016, the Consolidated VIEs accounted for an aggregate of 40% and 23%, respectively, of the consolidated total assets, and 64% and 41%, respectively, of the consolidated total liabilities.

The Consolidated VIEs mainly operate the MVNO services. The VIE also holds the MVNO license, which is a revenue-producing asset recorded on the Group’s consolidated balance sheets. The Group expects increases in percentage of revenue generated from the Consolidated VIEs compared to the whole Group for the foreseeable future as the Group focuses on strengthening telecommunication platforms to strategically grow the Group’s MVNO business.

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

1.       ORGANIZATION (cont.)

The Group believes that there are no assets held in the Consolidated VIEs that can be used only to settle obligations of the Consolidated VIEs, except for registered capital and the PRC statutory reserves. Relevant PRC laws and regulations restrict the Consolidated VIEs from transferring a portion of their net assets, equivalent to the balance of its statutory reserve and its share capital, to the Company in the form of loans and advances or cash dividends. Please refer to Note 18 for disclosure of restricted net assets. As the Consolidated VIEs are incorporated as limited liability companies under the PRC Company Law, creditors of the Consolidated VIEs do not have recourse to the general credit of the Company for any of the liabilities of the Consolidated VIEs. There were no pledges or collateralization of the Consolidated VIEs’ assets.

The following tables represent the financial information of the Consolidated VIEs as of December 31, 2015 and 2016 and for the years ended December 31, 2015 and 2016 before eliminating the intercompany balances and transactions between the Consolidated VIEs and other entities within the Group:

	As of December 31,
	2015	2016
	US$	US$
ASSETS
Current assets:
Cash and cash equivalents	2,455	414
Restricted cash	770	1,153
Accounts receivable	70	129
Receivable from MVNO franchisees	3,295	4,319
Inventories	145	67
Prepaid expenses and other current assets	347	926
Prepayment to WFOE	454	—

Total current assets	7,536	7,008

Non-current assets:
Property and equipment, net	876	987
Intangible assets, net	10,879	8,609
Goodwill	741	693
Deferred tax assets	1,074	1,054
Other non-current assets	196	58

Total non-current assets	13,766	11,401

Total assets	21,302	18,409

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

1.       ORGANIZATION (cont.)

	As of December 31,
	2015	2016
	US$	US$
Current liabilities:
Accounts payable	3,747	4,598
Accrued expenses and other payables	1,882	2,778
Deferred revenue	11,425	9,134
Short-term bank borrowings	—	721
Intercompany payables	6,969	7,923

Total current liabilities	24,023	25,154

Non-current liabilities
Deferred tax liabilities	1,779	1,539

Total non-current liabilities	1,779	1,539

Total liabilities	25,802	26,693

	For the Year Ended December 31,
	2015	2016
	US$	US$
Net revenues	19,957	35,138
Net loss	(5,029)	(3,381)

	For the Year Ended December 31,
	2015	2016
	US$	US$
Net cash provided by (used in) operating activities	2,413	(2,128)
Net cash used in investing activities	(1,622)	(634)
Net cash (used in) provided by financing activities	(770)	721
Net increase (decrease) in cash and cash equivalents	21	(2,041)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)     Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

(b)     Principles of consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries and Consolidated VIEs, for which, the Company is the primary beneficiary. All significant inter-company transactions and balances between the Company, its subsidiaries and the Consolidated VIEs are eliminated upon consolidation. Results of acquired subsidiaries and its Consolidated VIEs are consolidated from the date on which control is transferred to the Company.

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

(c)     Use of estimates

The preparation of the consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Areas where management uses subjective judgment include, but are not limited to, estimating the useful lives of long-lived assets and intangible assets, assessing the initial valuation of the assets acquired and liabilities assumed in a business combination and the subsequent impairment assessment of long-lived assets, intangible assets and goodwill, determining the provisions for accounts receivable and inventories, accounting for deferred income taxes and uncertain tax benefits, valuation for share-based compensation arrangements, warrants for Series D convertible redeemable preferred shares and convertible redeemable preferred shares. Changes in facts and circumstances may result in revised estimates. Actual results could differ from those estimates, and as such, differences may be material to the consolidated financial statements.

(d)     Foreign currency

The functional currency of the Company and its non-PRC subsidiaries, excluding Borqs India, is the United States dollar. The functional currency of Borqs India is Rupee, whereas the functional currency of the Company’s PRC subsidiaries and its Consolidated VIEs is the Chinese Renminbi (“RMB”) as determined based on the criteria of ASC 830, Foreign Currency Matters. The Company uses the US$ as its reporting currency. Transactions denominated in foreign currencies are re-measured into the functional currency at the exchange rates prevailing on the transaction dates. Foreign currency denominated financial assets and liabilities are re-measured at the balance sheet date exchange rate. Exchange gains and losses are included in foreign exchange gains and losses in the consolidated statements of operations.

Assets and liabilities of the Company’s PRC subsidiaries are translated into US$ at fiscal year-end exchange rates. Equity amounts are translated at historical exchange rates. Income and expense items are translated at average exchange rates prevailing during the fiscal year. Translation adjustments arising from translation of foreign currency financial statements are reported as cumulative translation adjustments and are shown as a separate component of other comprehensive income (loss) in the consolidated statements of comprehensive income (loss).

(e)     Cash and cash equivalents

Cash and cash equivalents consist of cash on hand and bank deposits which are unrestricted as to withdrawal and use. All highly liquid investments with a stated maturity of 90 days or less from the date of purchase are classified as cash equivalents.

(f)      Restricted cash

Restricted cash mainly represents short-term deposits with China United Network Communications Group Co., Ltd. (“China Unicom”) as guarantee for minimum purchase requirements, and therefore are not available for the Group’s use until the end of contract period with China Unicom.

(g)     Accounts receivable

Accounts receivable are carried at net realizable value. An allowance of doubtful accounts is recorded in the period when the collection of full amount is no longer probable. The Group reviews the accounts receivable on a periodic basis and makes general and specific allowances when there is doubt as to the collectability of individual balances. In evaluating the collectability of individual receivable balances, the Group considers many factors, including the age of the balance, the customer’s payment history, its current credit-worthiness and current economic trends. As of December 31, 2015 and 2016, the Group evaluated and wrote off the doubtful accounts as they were determined to be uncollectible. Thus, there was no allowance for doubtful accounts outstanding.

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

(h)     Inventories

Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out method. Adjustments to reduce the cost of inventories to its net market value are made, if required, for decreases in sales prices, obsolescence or similar reductions in the estimated net realizable value. Inventories provision of US$1,109 and US$1, 038 was recorded as of December 31, 2015 and 2016, respectively.

(i)      Property and equipment

Property and equipment are stated at cost and are depreciated using the straight-line method over the estimated useful lives of the assets, as follows:

Category	Estimated useful life
Computer and network equipment	3-5 years
Office equipment	5 years
Motor vehicles	5 years
Leasehold improvements	Over the shorter of lease term or the estimated useful lives of the assets

Repair and maintenance costs are charged to expense as incurred, whereas the costs of betterments that extend the useful life of property and equipment are capitalized as additions to the related assets. Retirements, sale and disposals of assets are recorded by removing the cost and accumulated depreciation with any resulting gain or loss reflected in the consolidated statements of operations.

Property and equipment that are purchased or constructed which require a period of time before the assets are ready for their intended use are accounted for as construction-in-progress. Construction-in-progress is recorded at acquisition cost, including installation costs. Construction-in-progress is transferred to specific property and equipment accounts and commences depreciation when these assets are ready for their intended use.

(j)      Intangible assets

Intangible assets are carried at cost less accumulated amortization and any recorded impairment. Intangible assets acquired in a business combination are recognized initially at fair value at the date of acquisition. Intangible assets with finite useful lives are amortized using a straight-line method. These amortization methods reflect the estimated pattern in which the economic benefits of the respective intangible assets are to be consumed.

Development costs of software to be sold, leased, or otherwise marketed are subject to capitalization beginning when technological feasibility is reached, in accordance with ASC 985-20, Costs of Software to be Sold, Leased, or Marketed.

Intangible assets have weighted average useful lives from the date of purchase as follow:

Purchased software	6.7 years
MVNO license (Note 4)	10 years
Capitalized software development costs	3 years

 (k)   Business combination

The Group acquired Yuantel in July 2014 and accounted for the acquisition pursuant to ASC 805, Business Combinations (“ASC 805”), which requires the Group to recognize separately from goodwill the assets acquired and the liabilities assumed at their acquisition date fair values. Goodwill as of the acquisition date is measured as the excess of the acquisition date fair value of consideration transferred and the contingent considerations plus the acquisition date fair value of the noncontrolling interests, if any, over the net of the acquisition date fair values of the assets acquired and the liabilities assumed. In cases where the Group acquires less than 100%

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

ownership interest, it will derive the fair value of the acquired business as a whole, which will typically include a control premium and subtract the consideration transferred for the controlling interest to identify the fair value of the noncontrolling interest.

In connection with this acquisition, the Group determines the estimated fair value of acquired identifiable intangible and tangible assets as well as assumed liabilities with the assistance of an independent third party valuation firm. The Group derives estimates of the fair value of assets acquired and liabilities assumed using reasonable assumptions based on historical experiences and on the information obtained from management of the acquired companies. Critical estimates in valuing certain of the acquired intangible assets required to but were not limited to the following: deriving estimates of future expected cash flows from the acquired business and the determination of an appropriate discount rate. Unanticipated events may occur which may affect the accuracy or validity of such assumptions or estimates.

In case where the Group acquired the remaining interest in a subsidiary once it has obtained control, such transaction is accounted for as an equity transaction where the difference between the fair value of the purchase consideration and the carrying amount of the noncontrolling interests is recorded in additional paid-in capital.

(l)      Goodwill

Goodwill represents the excess of the purchase price over the amounts assigned to the fair value of the assets acquired and the liabilities assumed of an acquired business. The Group’s goodwill as of December 31, 2015 and 2016 was related to its acquisition of Yuantel Investment, (Note 4). In accordance with ASC 350, Goodwill and Other Intangible Assets (“ASC 350”), recorded goodwill amounts are not amortized, but rather are tested for impairment annually or more frequently if there are indicators of impairment present.

The performance of the impairment test in accordance to ASC 350 involves a two-step process. The first step of the impairment test involves comparing the fair value of the reporting unit with its carrying amount, including goodwill. Fair value is primarily determined by computing the future discounted cash flows expected to be generated by the reporting unit. If the reporting unit’s carrying value exceeds its fair value, goodwill may be impaired. If this occurs, the Group performs the second step of the goodwill impairment test to determine the amount of impairment loss.

The fair value of the reporting unit is allocated to its assets and liabilities in a manner similar to a purchase price allocation in order to determine the implied fair value of the reporting unit’s goodwill. If the implied goodwill fair value is less than its carrying value, the difference is recognized an impairment loss.

In accordance with ASC 350, the Group assigned and assessed goodwill for impairment at the reporting unit level. A reporting unit is an operating segment or one level below the operating segment. The Company has determined that it has two operating segments as its reporting units, namely Yuantel and Connected Solution. Goodwill is recorded at the Yuantel reporting unit.

(m)    Impairment of long-lived assets

The Group evaluates its long-lived assets or asset group, including intangible assets with indefinite and finite lives, for impairment. Intangible assets with indefinite lives that are not subject to amortization are tested for impairment at least annually or more frequently if events or changes in circumstances indicate that the assets might be impaired in accordance with ASC 350. Such impairment test compares the fair values of assets with their carrying values with an impairment loss recognized when the carrying values exceed fair values.

For long-lived assets and intangible assets with finite lives that are subject to depreciation and amortization are tested for impairment whenever events or changes in circumstances (such as a significant adverse change to market conditions that will impact the future use of the assets) indicate that the carrying amount of an asset or a Group of long-lived assets may not be recoverable. When these events occur, the Group evaluates impairment by comparing the carrying amount of the assets to future undiscounted net cash flows expected to result from

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flows is less than the carrying amount of the assets, the Group would recognize an impairment loss based on the excess of the carrying amount of the asset group over its fair value.

(n)     Fair value of financial instruments

The Group’s financial instruments include cash and cash equivalents, restricted cash, accounts receivable and payable, accounts receivable from related parties, receivable from MVNO franchisees, short-term and long-term bank borrowings, warrants for Series D convertible redeemable preferred shares and convertible redeemable preferred shares. Other than the long-term bank borrowings, warrants for Series D convertible redeemable preferred shares and convertible redeemable preferred shares, the carrying values of these financial instruments approximate their fair values due to their short-term maturities.

The Group applies ASC 820, Fair Value Measurements and Disclosures, (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 requires disclosures to be provided on fair value measurement.

ASC 820 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

Level 1 — Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 — Other inputs that are directly or indirectly observable in the marketplace.

Level 3 — Unobservable inputs which are supported by little or no market activity.

ASC 820 describes three main approaches to measuring the fair value of assets and liabilities: (1) market approach; (2) income approach; and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

During the year ended December 31, 2015 there is no financial instrument measured at fair value. The warrants for Series D convertible redeemable preferred shares was fair valued as of December 31, 2016. The carrying amounts of long-term bank borrowings approximate their fair values since they bear interest rates which approximate market interest rates. The convertible redeemable preferred shares are initially recognized at its fair value.

(o)     Revenue recognition

The Group is mainly engaged in the business of providing 1) Android+ platform solutions and services, 2) hardware product sales, and 3) MVNO services. The Group recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed and determinable, and collectability is reasonably assured.

1.       Android+ platform solutions and services

Android+ platform solutions

The Group provides customized Android+ software platform solutions that are developed to maximize the commercial grade quality or performance of open source Android+ software for integration with particular chipsets. The Group also provides customized Android+ service platform solutions that are end to end software developed for mobile operators to allow data synchronization between their platform and mobile devices. The

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Group charges its customers, mainly including mobile device manufacturers and mobile operators, fixed fees for project-based software contracts, as well as per chip or per mobile device royalty fees.

The project-based software contracts are generally considered multiple element arrangements as they consist of perpetual software licenses, software development services such as customization, modification, implementation and integration, and post-contract customer support (“PCS”) where customers have the right to receive bug fixes, telephone support and unspecified upgrades on a when-and-if available basis. Pursuant to ASC 985-605, Revenue Recognition: Software (“ASC 985-605”), given the project-based software contracts require significant customization that are generally completed within one year from the contract dates, the Group accounts for the entire software contracts in conformity with the relevant guidance in ASC 605-35, Revenue Recognition: Contract Accounting, applying the completed contract method.

As the Group was unable to establish vendor specific objective evidence of the fair value of PCS and PCS is the only undelivered element upon completion of software projects, the entire software project fixed fees are recognized ratably over the PCS service period. PCS service periods are generally 12 months, with ranges from six months to three years, and commences upon completion of customer acceptance of the completed software projects. Costs incurred to complete the software projects are deferred to match revenue recognition.

Where the Group is entitled to receive on going usage based royalties determined based on the chip or mobile device sales, the usage-based royalties are recognized according to the customers’ usage reports, generally on a quarterly basis.

Service contracts

The Group provides research and development services to certain customers for their mobile-computing related development projects where fees are charged on a time and material basis and the Group is not responsible for the outcome of such development projects. The revenue is recognized proportionately as the services are delivered and is included as software revenues on the consolidated statement of operations.

2.       Hardware product sales

The Group provides total solutions on original design manufacturer (“ODM”) basis to customers of mobile devices. Revenue is recognized when sale of each final hardware product to the customers are delivered. Warranty is provided to all customers, which is not considered an additional service; rather, an integral part of the product sales. ASC 450, Contingencies, specifically addresses the accounting for standard warranties. The Group believes that accounting for its standard warranty pursuant to ASC 450 does not impact revenue recognition because the cost of honoring the warranty can be reliably estimated. The Group has determined the likelihood of claims arising from warranties to be remote based on strong quality control procedures in the production process and historical experience with regard to claims being made by customers. The basis for the warranty accrual will be reviewed periodically based on actual experience. The Group does not sell extended warranty coverage.

3.       MVNO

On July 11, 2014, the Group, through the VIE, acquired and obtained control of Yuantel Investment, which mainly operates the MVNO business, (Note 4). The license to operate such MVNO business is issued by the Chinese Ministry of Industry and Information Technology and the core mobile network is provided by the PRC government owned China Unicom. Yuantel Investment receives wholesale rates for mobile voice and data services from China Unicom and repackages the voice and data services into competitive bundles for Chinese consumers.

In accordance with ASC 605-45, Revenue Recognition; Principal agent consideration, the Group is the principal in providing the bundled voice and data services to Chinese consumers, thus revenue is recognized on a gross basis. As sales of bundled services are mostly pre-paid by the consumers, cash received in advance of voice and

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

data consumption are recognized as deferred revenue. Revenue is recognized when the services are actually used. Pre-paid bundled services do not expire.

Sales of the bundles are mostly made through agents and franchisees. Bundled services sold to agents are discounted and not refundable to the Group. The Group accounts for such discounts as reductions of revenue in accordance with ASC 605-50 (“ASC 605-50”) Customer Payments and Incentives.

The Group enters into profit sharing arrangements with franchisees under which bundled services may be returned to the Group if not sold to the consumers. The franchisees receive certain percentages of profits made by the Group on the sales of the bundled services as they are used by the consumers. The Group accounts for profit sharing with franchisees as selling expenses in the consolidated statements of operations. Pursuant to the Company’s policy, the amount of discounts that may be provided by the franchisees to consumers is capped at 5%, based on which, the Group recognized the maximum amount of discounts that may be provided by the franchisees as reductions of revenue in accordance with ASC 605-50.

(p)     Cost of revenues

Cost of revenues consists primarily of telecommunication costs, depreciation of long-lived assets, amortization of acquired intangible asset, payroll and other related costs of operations. Deferred cost of revenues was US$1,161 and US$1,658 for the years ended December 31, 2015 and 2016.

(q)     Advertising expenditures

Advertising expenditures are expensed as incurred and are included in sales and marketing expenses, which amounted to US$46 and US$78 for the years ended December 31, 2015 and 2016, respectively.

(r)      Research and development expenses

Research and development expenses include payroll, employee benefits, and other headcount-related expenses associated with research and platform development. Research and development expenses also include rent, depreciation and other related expenses. Research and development expenses are expensed as incurred.

(s)     Government grants

Government grants are provided by the relevant PRC municipal government authorities to subsidize the cost of certain technology development projects. The amount of such government grants are determined solely at the discretion of the relevant government authorities and there is no assurance that the Group will continue to receive these government grants in the future. Government grants are recognized when it is probable that the Group will comply with the conditions attached to them, and the grants are received. When the grant relates to an expense item, it is recognized in the consolidated statement of operations over the period necessary to match the grant on a systematic basis to the costs that it is intended to compensate, as a reduction of the related operating expense. When the grant relates to an asset, it is recognized as deferred government grants and released to the consolidated statement of operations in equal amounts over the expected useful life of the related asset, when operational, as a reduction of the related depreciation expense.

(t)      Leases

Leases are classified at the inception date as either a capital lease or an operating lease. The Group did not enter into any leases whereby it is the lessor for any of the periods presented. As the lessee, a lease is a capital lease if any of the following conditions exists: a) ownership is transferred to the lessee by the end of the lease term, b) there is a bargain purchase option, c) the lease term is at least 75% of the property’s estimated remaining economic life, or d) the present value of the minimum lease payments at the beginning of the lease term is 90% or more of the fair value of the leased property to the lessor at the inception date. A capital lease is accounted for as if there was an acquisition of an asset and an incurrence of an obligation at the inception of the lease. The Group did not enter into any capital leases for the years ended December 31, 2015 and 2016.

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

All other leases are accounted for as operating leases wherein rental payments are expensed on a straight-line basis over the periods of their respective lease terms. The Group leases office space under operating lease agreements. Certain lease agreements contain rent holidays and escalating rent. Rent holidays and escalating rent are considered in determining the straight-line rent expense to be recorded over the lease term. The lease term begins on the date of initial possession of the lease property for purposes of recognizing lease expense on a straight-line basis over the term of the lease.

(u)     Income taxes

The Group accounts for income taxes using the liability method. Current income taxes are provided for in accordance with the laws of the relevant tax authorities. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates that will be in effect in the period in which the differences are expected to reverse. The Group records a valuation allowance against deferred tax assets if, based on the weight of available evidence, it is more-likely-than-not that some portion, or all, of the deferred tax assets will not be realized. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

The Group applies ASC 740, Accounting for Income Taxes, (“ASC 740”), to account for uncertainty in income taxes. ASC 740 prescribes a recognition threshold a tax position is required to meet before being recognized in the financial statements.

The Group has elected to classify interest related to unrecognized tax benefits, if and when required, as part of “income tax expense” in the consolidated statements of operations.

The Group elected to early adopt ASU No. 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes. Thus, all the deferred income tax assets and liabilities are classified as noncurrent in the consolidated balance sheet statement of financial position.

(v)     Share-based compensation

The Group accounts for share-based compensation in accordance with ASC 718, Compensation-Stock Compensation: Overall, (“ASC 718”).

In accordance with ASC 718, the Group determines whether an award should be classified and accounted for as a liability award or equity award. All grants of share-based awards to employees classified as equity awards are measured based on their grant date fair values and recognized as compensation expense over the requisite service period and/or performance period in the consolidated statements of operations.

The Group recognizes compensation expense using the accelerated method for share-based awards granted with service and performance conditions. According to ASC 718, the amount of compensation cost recognized (or attributed) when achievement of a performance condition is probable depends on the relative satisfaction of the performance condition based on performance to date. According to ASC 718, probable means the future event or events are likely to occur and the Group interprets “probable” to be generally in excess of a 70% likelihood of occurrence.

The Group elected to early adopt ASU No. 2016-09, Compensation-Stock Compensation (Topic 718): Improvement to Employee Share-based Payment Accounting to account for forfeitures as they occur.

(w)    Comprehensive (loss )income

Comprehensive (loss) income is defined as the increase (decrease) in equity of the Group during a period from transactions and other events and circumstances excluding transactions resulting from investments by owners and distributions to owners. Accumulated other comprehensive (loss) income of the Group includes foreign currency translation adjustments related to the Company and its PRC subsidiaries, whose functional currency is RMB.

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

(x)     Segment reporting

In accordance with ASC 280 “Segment Reporting” (“ASC 280”), the Group has two operating segments, namely Yuantel and Connected Solution as the Group’s chief executive officer, who has been identified as the Group’s chief operating decision maker (“CODM”) reviews the operating results of the two difference service lines in order to allocate resources and assess performance for the Group.

(y)     Employee benefits

The full-time employees of the Group’s PRC subsidiaries are entitled to staff welfare benefits including medical care, housing fund, pension benefits and unemployment insurance, which are governmental mandated defined contribution plans. These entities are required to accrue for these benefits based on certain percentages of the employees’ respective salaries, subject to certain ceilings, in accordance with the relevant PRC regulations, and make cash contributions to the state-sponsored plans out of the amounts accrued.

(z)     Comparatives

Certain items reported in the prior year’s consolidated financial statements have been reclassified to conform to the current year’s presentation.

(aa)   Recent accounting pronouncements

In May 2014, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), (“ASU 2014-09”). ASU 2014-09 supersedes the revenue recognition requirements in ASC 605, Revenue Recognition and requires entities to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to in exchange for those goods or services. ASU 2014-09 is originally effective for the annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. ASU No. 2015-14, Revenue from Contracts with Customers, (“ASU 2015-14”), deferred the effective date of ASU 2014-09 by one year. As a result, ASU 2014-09 is effective for annual reporting periods beginning after December 15, 2017 and interim periods therein. Early adoption is permitted to the original effective date. Management developed an adoption plan based on which the Company is in the process of evaluating the effects of adopting new revenue standard, including the selection of the adoption method, the identification of differences, if any, from the application of current revenue recognition standard and the impact of such differences, if any, on its consolidated financial statements.

In July 2015, the FASB issued ASU No. 2015-11, Simplifying the Measurement of Inventory, (“ASU 2015-11”). The guidance simplifies the subsequent measurement of inventory by requiring inventory to be measured at the lower of cost and net realizable value. Entities will continue to apply their existing impairment models to inventories that are accounted for using last-in first-out (LIFO) and the retail inventory method (RIM). For public business entities, the amendments in this update are effective for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. For all other entities, the amendments in this update are effective for fiscal years beginning after December 15, 2016, and interim periods within fiscal years beginning after December 15, 2017. Early adoption is permitted, and the guidance must be applied prospectively after the date of adoption. The Group is currently evaluating the impact of the adoption of ASU 2015-11 on its consolidated financial statements.

In February 2016, the FASB issued ASU No. 2016-02, Leases, (“ASU 2016-02”). ASU 2016-02 specifies the accounting for leases. For operating leases, ASU 2016-02 requires a lessee to recognize a right-of-use asset and a lease liability, initially measured at the present value of the lease payments, in its balance sheet. The standard also requires a lessee to recognize a single lease cost, calculated so that the cost of the lease is allocated over the lease term, on a generally straight-line basis. ASU 2016-02 is effective for public companies for annual reporting periods and interim periods within those years beginning after December 15, 2018. Early adoption is permitted. The Group is currently evaluating the impact of adopting ASU 2016-02 on its consolidated financial statements.

In March 2015, the FASB issued ASU No. 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net), (“ASU 2016-08”) which clarifies the implementation guidance on principal versus agent considerations. The guidance includes indicators to assist

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

an entity in determining whether it controls a specified good or service before it is transferred to the customers. This guidance will be effective for the company in the first quarter of 2018, with the option to adopt it in the first quarter of 2017. The Group is still evaluating the effect if any, that this guidance will have on its consolidated financial statements.

In June 2016, the FASB issued ASU No. 2016-13 (“ASU 2016-13”), Financial Instruments — Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments. ASU 2016-13 changes the impairment model for most financial assets and certain other instruments. The standard will replace “incurred loss” approach with an “expected loss” model for instruments measured at amortized cost. For available-for-sale debt securities, entities will be required to record allowances rather than reduce the carrying amount, as they do today under the other-than-temporary impairment model. The standard is effective for public business entities for annual periods beginning after December 15, 2019, and interim periods therein. Early adoption is permitted. The Group is evaluating the effect that this guidance will have on its consolidated financial statements.

In November 2016, the FASB issued ASU No. 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments which addresses eight specific cash flow issues: Debt prepayment or debt extinguishment costs; settlement of zero-coupon debt instruments or other debt instruments with coupon interest rates that are insignificant in relation to the effective interest rate of the borrowing; contingent consideration payments made after a business combination; proceeds from the settlement of insurance claims; proceeds from the settlement of corporate-owned life insurance policies (COLIs) (including bank-owned life insurance policies (BOLIs)); distributions received from equity method investees; beneficial interests in securitization transactions; and separately identifiable cash flows and application of the predominance principle. This guidance will be effective for the Group for fiscal year ending December 31, 2018, and early adoption is permitted. The Group is evaluating the effect that this guidance will have on its consolidated financial statements.

In November 2016, the FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash which requires that the statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. This guidance will be effective for the Group for fiscal year ending December 31, 2018, and early adoption is permitted. The Group is evaluating the effect that this guidance will have on its consolidated financial statements.

In January 2017, FASB has issued ASU No. 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business, clarifying the definition of a business. The ASU affects all companies and other reporting organizations that must determine whether they have acquired or sold a business. The definition of a business affects many areas of accounting including acquisitions, disposals, goodwill, and consolidation. The ASU is effective for annual periods beginning after December 15, 2017, including interim periods within those periods. The Group is evaluating the effect that this guidance will have on its consolidated financial statements.

In January 2017, the FASB issued Accounting Standards Update No. 2017-04 (“ASU 2017-04”), Intangibles — Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment. ASU 2017-04 eliminates the requirement to calculate the implied fair value of goodwill to measure a goodwill impairment charge. Instead, entities will record an impairment charge based on the excess of a reporting unit’s carrying amount over its fair value. This standard is effective for public business entities in the first quarter of 2020. Early adoption is permitted. The Group is evaluating the effect that this guidance will have on its consolidated financial statements.

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

3.       CONCENTRATION OF RISKS

(a)     Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents and restricted cash, accounts receivable, accounts receivable from related parties and receivable from MVNO franchisees. As of December 31, 2015 and 2016, the aggregate amount of cash and cash equivalents and restricted cash of US$6,634 and US$2,563, respectively, were held at major financial institutions located in the PRC, and US$1,923 and US$2,200, respectively, were deposited with major financial institutions located outside the PRC. Management believes that these financial institutions are of high credit quality and continually monitors the credit worthiness of these financial institutions. Historically, deposits in Chinese banks are secure due to the state policy on protecting depositors’ interests. However, China promulgated a new Bankruptcy Law in August 2006 that came into effect on June 1, 2007, which contains a separate article expressly stating that the State Council may promulgate implementation measures for the bankruptcy of Chinese banks based on the Bankruptcy Law. Under the new Bankruptcy Law, a Chinese bank may go into bankruptcy. In addition, since China’s concession to the World Trade Organization, foreign banks have been gradually permitted to operate in China and have been significant competitors against Chinese banks in many aspects, especially since the opening of the Renminbi business to foreign banks in late 2006. Therefore, the risk of bankruptcy of those Chinese banks in which the Company has deposits has increased. In the event of bankruptcy of one of the banks which holds the Company’s deposits, it is unlikely to claim its deposits back in full since it is unlikely to be classified as a secured creditor based on PRC laws.

Accounts receivable, accounts receivable from related parties and receivable from MVNO franchisees are both typically unsecured, and are derived from revenues earned from customers. The risk is mitigated by credit evaluations the Group performs on its ongoing credit evaluations of its customers’ financial conditions and ongoing monitoring process of outstanding balances. The Group maintains reserves for estimated credit losses and these losses have generally been within expectations.

(b)     Business supplier, customer, and economic risk

The Group participates in a dynamic and competitive high technology industry and believes that changes in any of the following areas could have a material adverse effect on the Group’s future financial position, results of operations or cash flows: changes in the overall demand for services; competitive pressures due to new entrants; advances and new trends in new technology; control of telecommunication infrastructures by local regulators and industry standards; strategic relationships or customer relationships; regulatory considerations; and risks associated with the Group’s ability to attract and retain employees necessary to support its growth.

(i) Business supplier risk — The Group’s MVNO operations are dependent upon telecommunication resources provided by China Unicom. There is no guarantee that the supply of telecommunication resources provided by China Unicom will be renewed annually. Further, there is no guarantee around the continuance of the MVNO license granted by the PRC government Ministry of Industry and Information Technology which may be amended or discontinued in light of changes to political, economic and social reforms.

(ii) Customer risk — The success of the Group’s business going forward will rely in part on Group’s ability to continue to obtain and expand business from existing customers while also attracting new customers. The Group has a diversified base of customers covering its services and the revenue from the largest single customer A accounted for 9% and from the largest single customer B accounted for 23% of the Group’s total net revenues for the two years ended December 31, 2015 and 2016, respectively, and the accounts receivable from the largest single customer A accounted for 50% and from the largest single customer B 25% of the Group’s total accounts receivable and accounts receivable from related parties for the years ended December 31, 2015 and 2016, respectively.

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

3.       CONCENTRATION OF RISKS (cont.)

(iii) Economic risk — The Group’s operations could be adversely affected by significant political, economic and social uncertainties in the PRC. Although the PRC government has been pursuing economic reform policies for more than 20 years, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRC political, economic and social conditions. There is also no guarantee that the PRC government’s pursuit of economic reforms will be consistent or effective.

(c)     Foreign currency exchange rate risk

From July 21, 2005, the RMB is permitted to fluctuate within a narrow and managed band against a basket of certain foreign currencies. The appreciation of the US$ against RMB was approximately 6.1% and 6.8% in the years ended December 31, 2015 and 2016, respectively. The appreciation of the US$ against Rupee was approximately 4.7% and 3.3% in the years ended December 31, 2015 and 2016, respectively.

4.       BUSINESS ACQUISITION

On July 11, 2014, Big Cloud Network, the VIE of the Company, acquired the controlling interest represented by 79% of the equity interest in Yuantel Investment, for an aggregate purchase price of US$7,354. Of the aggregate US$3,677 purchase price, was injected into Yuantel Investment in 2014 and 2015, respectively.

The Company entered into a new business, MVNO business in the PRC as a result of the acquisition.

The following table summarizes the fair values of the assets acquired and liabilities assumed and the noncontrolling interest at the date of acquisition on July 11, 2014.

US$
Current assets	7,976
Other non-current assets	182
Property and equipment, net	121
Purchased software	50
MVNO license	9,560
Deferred tax assets, non-current	165

Total identifiable assets acquired	18,054

Short-term borrowings	(817)
Accounts payable	(620)
Deferred revenue-current	(5,669)
Other current liabilities	(648)
Deferred tax liability, non-current	(2,103)

Total liabilities assumed	(9,857)

Net identifiable assets acquired	8,197

NCI measured at fair value	1,629
Goodwill	786
Purchase consideration(i)	7,354

____________

(i)      US$ 3,677 cash consideration was paid in 2014

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

4.       BUSINESS ACQUISITION (cont.)

The determination and allocation of fair values to the identifiable assets acquired, liabilities assumed and noncontrolling interests is based on various assumptions and valuation methodologies requiring considerable judgment from management. The most significant variables in these valuations are discount rates, terminal values, the number of years on which to base the cash flow projections, as well as the assumptions and estimates used to determine the cash inflows and outflows. The US$9,560 of acquired intangible asset is the MVNO license with an estimated useful life of ten years. The Group performed the valuation of the MVNO license with the assistance of an independent third party valuation firm. The fair value of the license was determined based on the income approach, using assumptions including discount rate of 20.5% considering risk inherent in the existing MVNO business model and industry comparisons. Terminal value is based on the expected life of asset of ten years, and forecasted cash flows over that period. The ten-year cash flow projection was derived taking into consideration of actual operating results and management best estimates about future developments as well as certain industry and regulatory expectations.

The goodwill recognized is attributable primarily to anticipated future growth within the Company’s MVNO business. None of the goodwill is expected to be deductible for income tax purposes. For the years ended December 31, 2015 and 2016, there were no changes in the recognized amounts of goodwill.

The fair value of the 21% noncontrolling interest was estimated to be US$1,629. The fair value of the noncontrolling interest was estimated by deriving the fair value of the acquired business including a control premium as a whole and then subtracting the considerations transferred. The fair value of the acquired business was estimated using the income approach. As Yuantel Investment is a private entity, the fair value measurement is based on significant inputs that are not observable in the market and thus represents a Level 3 measurement as defined in ASC 820 Fair value measurement. The fair value estimates are based on a discount rate of 20.5%, long-term sustainable growth rate of 3%, financial multiples of companies in the same industry and adjustment for the lack of marketability that market participants would consider when estimating the fair value of the Yuantel Investment.

5.       INVENTORIES

Inventories consisted of the following as of December 31, 2015 and 2016:

	As of December 31,
	2015	2016
	US$	US$
Raw materials	4,004	5,406
Goods in transit	291	7,164
Work in process	1,307	1,023
Finished goods	1,771	127

Less: Provision	(1,109)	(1,038)

Inventories, net	6,264	12,682

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

6.       PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consist of the following:

	As of December 31,
	2015	2016
	US$	US$
Staff advances	253	293
Receivable from OEM	—	3,739
Rental and other deposits	823	1,048
VAT recoverable	1,676	963
Loan to a third party	473	519
Others	—	37

	3,225	6,599

7.  PROPERTY AND EQUIPMENT, NET

Property and equipment consist of the following:

	As of December 31,
	2015	2016
	US$	US$
At cost:
Leasehold improvements	894	837
Computer and network equipment	5,800	5,801
Office equipment	784	763
Motor vehicles	171	220
	7,649	7,621
Less: accumulated depreciation	(5,399)	(6,133)

	2,250	1,488

Depreciation expense was US$1,371 and US$1,011 for the years ended December 31, 2015 and 2016, respectively, and were included in the following captions:

	For the year ended December 31,
	2015	2016
	US$	US$
Cost of revenues	472	347
Sales and marketing expenses	54	15
General and administrative expenses	144	277
Research and development expenses	701	372

	1,371	1,011

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

8.       INTANGIBLE ASSETS, NET

The following table presents the Group’s intangible assets as of the respective balance sheet dates:

	Software	Capitalized software development costs	MVNO License (Note 4)	Total
	US$	US$	US$	US$
Balance as of January 1, 2015	671	—	9,082	9,753
Additions	1,871	3,304	—	5,175
Amortization expense	(170)	(38)	(901)	(1,109)
Foreign currency translation difference	(35)	—	(522)	(557)

Balance as of December 31, 2015	2,337	3,266	7,659	13,262
Additions	315	4,915	—	5,230
Amortization expense	(205)	(1,098)	(843)	(2,146)
Foreign currency translation difference	(153)	(209)	(486)	(848)

Balance as of December 31, 2016	2,294	6,874	6,330	15,498

The intangible assets are amortized using the straight-line method, which is the Group’s best estimate of how these assets will be economically consumed over their respective estimated useful lives of 3-10 years.

Amortization expense was approximately US$1,109 and US$2,146 for the years ended December 31, 2015 and 2016, respectively.

The annual estimated amortization expenses for the intangible assets for each of the next five years are as follows:

US$
2017	3,731
2018	3,669
2019	2,597
2020	2,597
2021	1,025

13,619

9.       GOODWILL

The changes in the carrying amount of goodwill were as follows:

	As of December 31,
	2015	2016
	US$	US$
Balance as of January 1	786	741
Foreign currency translation difference	(45)	(48)

Balance as of December 31	741	693

No impairment charge was recorded in any of the two years ended December 31, 2015 and 2016.

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

10.    BANK BORROWINGS

Bank borrowings are as follows as of the respective balance sheet dates:

	As of December 31,
	2015	2016
	US$	US$
Short-term bank borrowings	2,000	6,306
Long-term bank borrowings, current portion	571	1,381
	2,571	7,687

Long-term bank borrowings, non-current portion	381	4,491

Total borrowings	2,952	12,178

The short-term bank borrowings outstanding as of December 31, 2015 and 2016 bore a weighted average interest rate of 7.03% and 6.89% per annum, respectively, and were denominated in RMB & US$. These borrowings were obtained from financial institutions and have terms of three months to one year. The long-term bank borrowings (including current portion) outstanding as of December 31, 2016 bore a weighted average interest rate of 7.95%, and were denominated in US$. These borrowings were obtained from financial institutions located in Hong Kong and US, and have terms of 2 to 3 years.

Bank borrowings as of December 31, 2016 were pledged by the account receivable amounted to US$36,192.

In August 2016, the Company issued 2,515,123 and 1,900,800 warrants (“2016 Warrants”) to two banks in connection with a short term loan facility of $2,000,000 and a long term loan facility of $6,000,000 respectively, for working capital purpose. The 2016 Warrants entitle the banks to subscribe for Series D Preference Shares at the exercise price of $0.5059. The 2016 Warrants shall lapse and expire after 5 and 7 years from their issuance dates, respectively.

As the 2016 Warrants were granted to the banks for loan facilities (Note 10), their fair value on the issuance date were recognized as deferred borrowing costs presented as deductions of the carrying value of the term loans. The deferred borrowing costs are recognized over the life of the term loans as financing cost, using the effective interest rate method. As the 2016 Warrants are convertible into Series D Preference Shares classified as mezzanine equity, the 2016 Warrants are financial liabilities in accordance with ASC 480, Distinguishing Liabilities from Equity that are remeasured at the end of each reporting period with an adjustment for fair value through earnings.

11.     ACCRUED EXPENSES AND OTHER PAYABLES

The components of accrued expenses and other payables are as follows:

	As of December 31,
	2015	2016
	US$	US$
Payroll and welfare payable	2,811	3,235
Accrued liability	900	50
VAT, business and other taxes payable	343	831
Payables for office supply and utility	419	743
Payables for purchase of property and equipment	462	432
Professional service fees	228	—
Deposits from agents	1,068	2,315
Others	32	28

	6,263	7,634

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

12.    DEFERRED GOVERNMENT GRANTS

The government grants received are required to be used in the construction of property and equipment. These grants are initially deferred and subsequently recognized in the statement of operations when the Group has complied with the conditions or performance obligations attached to the related government grants, if any, and the grants are no longer refundable. Grants that subsidize the construction cost of property and equipment are amortized over the life of the related assets as a non-operating income.

	For the year ended December 31,
	2015	2016
	US$	US$
Balance at beginning of the year	7,316	4,014
Recognized as other operating income	(2,880)	(1,650)
Foreign currency translation difference	(422)	(256)

Balance at end of the year	4,014	2,108

13.     ACCUMULATED OTHER COMPREHENSIVE LOSS

The changes in accumulated other comprehensive loss, net of tax of nil, are as follows:

	Foreign currency translation	Total
	US$	US$
Balance as of January 1, 2015	139	139
Current year other comprehensive loss	(1,288)	(1,288)
Balance as of December 31, 2015	(1,149)	(1,149)
Current year other comprehensive loss	(1,477)	(1,477)
Balance as of December 31, 2016	(2,626)	(2,626)

14.     MAINLAND CHINA EMPLOYEE CONTRIBUTION PLAN

As stipulated by the regulations of the PRC, full-time employees of the Group in the PRC participate in a government-mandated multiemployer defined contribution plan organized by municipal and provincial governments. Under the plan, certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. The Group is required to make contributions to the plan based on certain percentages of employees’ salaries. The total expenses the Group incurred for the plan were US$2,238 and US$2,362, respectively, for the years ended December 31, 2015 and 2016.

15.     SHARE BASED COMPENSATION

(a)     Share-based awards under the 2007 Plan

In order to provide additional incentives to employees and to promote the success of the Company’s business, the Company adopted a share incentive plan in (the “2007 Plan”) December 2007, which was last amended in February 2011. The 2007 Plan allows the Company to grant options to employees, directors, consultants or members of the board of directors of the Group. Under the 2007 Plan, the maximum aggregate number of shares that may be issued shall not exceed 38,700,000. The terms of the options shall not exceed ten years from the date of grant. 25% of the shares subject to the options shall vest on the first anniversary of the vesting commencement date, and 1/48 of the shares subject to the options shall vest each month thereafter over the next three years, provided the optionees continues to be a service provider to the Company. Thus, there is an explicit service

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

15.     SHARE BASED COMPENSATION (cont.)

condition of 4 years. In addition, the options contain a performance condition whereby vesting will commence upon the earlier to occur of an initial public offering or a change in control as defined in the 2007 Plan, provided there is continued employment of the optionees on such date.

In the years ended December 31, 2015 and 2016, the Company granted 6,525,190 and 610,000 shares of options, respectively, to purchase ordinary shares to employees, officers, and directors with the exercise price of $0.459 and $0.56 per share.

The following table summarizes the Company’s option activities under the 2007 Plan:

	Number of options	Weighted average exercise price	Weighted average remaining contractual term	Aggregate intrinsic value
		(US$)	(Years)	(US$)
Outstanding, January 1, 2015	29,554,630	0.27	6.88	308.00
Granted	6,525,190	0.46
Forfeited	(4,042,580)	0.36

Outstanding, December 31, 2015	32,037,240	0.30	4.97	308.00

Vested and expect to vest at December 31, 2015	32,037,240	0.30	4.97	308.00

Outstanding, January 1, 2016	32,037,240	0.30	4.97	308.00
Granted	610,000	0.56
Forfeited	(5,190,297)	0.34

Outstanding, December 31, 2016	27,456,943	0.30	5.26	308.00

Vested and expect to vest at December 31, 2016	27,456,943	0.30	5.26	308.00

As of December 31, 2016, no options were vested and exercisable given the performance condition in place described above. Historically, compensation cost related to performance options that only vest upon the consummation of an initial public offering or change in control event was recognized when the offering or change in control event was consummated. Accordingly, the Group has not recognized any compensation cost to date.

The aggregate intrinsic value is calculated as the difference between the exercise price of the underlying awards and the fair value of the underlying stock at each reporting date, for those awards that have an exercise price below the estimated fair value of the Company’s shares.

As of December 31, 2015 and 2016, the Company had options outstanding to purchase an aggregate of 5,500,000 shares and 5,500,000 shares with an exercise price below the fair value of the Company’s shares, resulting in an aggregate intrinsic value of US$308 and US$308, respectively.

The Company calculated the estimated fair value of the options on the respective grant dates using the binomial-lattice option valuation model with the following assumptions for each applicable period which takes into account variables such as volatility, dividend yield, and risk-free interest rate, contractual term of the option, the probability that the option will be exercised prior to the end of its contractual life, and the probability of termination or retirement of the option holder in computing the value of the option.

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

15.     SHARE BASED COMPENSATION (cont.)

	Year 2015	Year 2016
Risk-free interest rates	1.95%–2.28%	1.58%–2.60%
Expected life (years)	10 years	10 years
Expected volatility	40%–45%	45%–46%
Expected dividend yield	0%	0%
Exercise multiple	2.20	2.20
Post-vesting forfeit rate	10%	10%
Fair value of underlying ordinary shares	US$0.158–US$0.231	US$0.615–US$0.697
Fair value of share option	US$0.026–US$0.096	US$0.309–US$0.315

16.     TAXATION

Enterprise income tax (“EIT”)

Cayman Islands

The Company is incorporated in the Cayman Islands and conducts its primary business operations through the subsidiaries and VIEs in the PRC, India and Hong Kong. Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gains.

Hong Kong

BORQS HK is subject to Hong Kong profits tax rate of 16.5% for the years ended December 31, 2015 and 2016. No provision for BORQS HKD profits tax has been made in the consolidated financial statements as the entity had losses in the years ended December 31, 2015 and 2016.

India

BORQS INDIA is subject to income tax rate of 32.45% for the years ended December 31, 2015 and 2016. Amounts of US$1,158 and US$1,684 are included as current income tax expense for the years ended December 31, 2015 and 2016, respectively.

The PRC

The Company’s PRC subsidiaries are incorporated in the PRC and subject to PRC EIT on the taxable income in accordance with the relevant PRC income tax laws.

Effective January 1, 2008, the statutory corporate income tax rate is 25%, except for certain entities eligible for preferential tax rates.

BORQS Beijing was qualified for a High and New Technology Enterprises (“HNTE”) since 2012 and is eligible for a 15% preferential tax rate from 2012 to 2014. In July 2015, BORQS Beijing obtained a new HNTE certificate, which will expire in July 2018. In accordance with the PRC Income Tax Laws, an enterprise awarded with the HNTE status may enjoy a reduced EIT rate of 15%. For the years ended December 31, 2015 and 2016, BORQS Beijing enjoyed a preferential tax rate of 15%.

Yuantel Telecom was qualified for a High and New Technology Enterprises (“HNTE”) since 2011 and is eligible for a 15% preferential tax rate from 2011 to 2013. In October 2014, Yuantel Telecom obtained a new HNTE certificate, which will expire in October 2017. In accordance with the PRC Income Tax Laws, an enterprise awarded with the HNTE status may enjoy a reduced EIT rate of 15%. For the years ended December 31, 2015 and 2016, Yuantel Telecom enjoyed a preferential tax rate of 15%.

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

16.     TAXATION (cont.)

The Company’s other PRC subsidiaries were subject to EIT at a rate of 25% for the years ended December 31, 2015 and 2016.

The New EIT Law also provides that enterprises established under the laws of foreign countries or regions and whose “place of effective management” is located within the PRC are considered PRC tax resident enterprises and subject to PRC income tax at the rate of 25% on worldwide income. The definition of “place of effective management” refers to an establishment that exercises, in substance, overall management and control over the production and business, personnel, accounting, properties, etc. of an enterprise. As of December 31, 2016, no detailed interpretation or guidance has been issued to define “place of effective management”. Furthermore, as of December 31, 2016, the administrative practice associated with interpreting and applying the concept of “place of effective management” is unclear. If the Company is deemed as a PRC tax resident, it would be subject to PRC tax under the New CIT Law. The Company will continue to monitor changes in the interpretation or guidance of this law.

Profit before income taxes consists of:

	For the year ended December 31,
	2015	2016
	US$	US$
Non-PRC	3,241	2,777
PRC	(1,595)	2,478

	1,646	5,255

Income tax expense comprises of:

	For the year ended December 31,
	2015	2016
	US$	US$
Current	(1,895)	(2,879)
Deferred	1,044	220

	(851)	(2,659)

The reconciliation of tax computed by applying the statutory income tax rate of 25% for the years ended December 31, 2015 and 2016 applicable to the PRC operations to income tax expense is as follows:

	For the year ended December 31,
	2015	2016
	US$	US$
Profit before income taxes	1,646	5,255

Income tax expense computed at the statutory income tax rate at 25%	(412)	(1,314)
Non-deductible expenses	(166)	(491)
Non-taxation income	1,300	414
Preferential rate	(423)	400
Current and deferred tax rate differences	790	310
Foreign rate differences	(292)	560
Change of valuation allowance	(1,643)	(2,529)
Deferred tax	—	74
Interest expense	(5)	(83)

Income tax expense	(851)	(2,659)

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

16.     TAXATION (cont.)

Deferred Taxes

The significant components of deferred taxes are as follows:

	As of December 31,
	2015	2016
	US$	US$
Deferred tax assets
Inventories provision	166	156
Accrued salary and welfare payable	107	274
Property and equipment	46	20
Tax losses	10,901	13,279
Valuation allowance	(10,146)	(12,675)
Total deferred tax assets	1,074	1,054

Deferred tax liabilities
Intangible assets	1,779	1,539

Total deferred tax liabilities	1,779	1,539

As of December 31, 2016, the Company had net tax operating losses from its PRC subsidiaries and its Consolidated VIEs, as per filed tax returns, of US$58,219, which will expire from 2015 to 2020. The Company has net tax operating loss from its HK subsidiary of US$10,615, which will not expire.

As of December 31, 2016, the Company intends to permanently reinvest the undistributed earnings from its foreign subsidiaries and the Consolidated VIEs to fund future operations. The amount of unrecognized deferred tax liabilities for temporary differences related to investments in foreign subsidiaries and the Consolidated VIEs is not determined because such a determination is not practicable.

Unrecognized Tax Benefits

As of December 31, 2015 and 2016, the Company recorded an unrecognized tax benefits of US$2,177 and US$4,053, respectively, of which, US$1,491 and US$2,381, respectively, are presented on a net basis against the deferred tax assets related to tax loss carry forwards on the consolidated balance sheets. The unrecognized tax benefits and its related interest are primarily related to under-reported intercompany profit. The amount of unrecognized tax benefits will change in the next 12 months, pending clarification of current tax law or audit by the tax authorities, however, an estimate of the range of the possible change cannot be made at this time. As of December 31, 2015 and 2016, unrecognized tax benefits of US$669 and US$1,681, if ultimately recognized, will impact the effective tax rate.

A roll-forward of unrecognized tax benefits is as follows:

	For the year ended December 31,
	2015	2016
	US$	US$
Balance at beginning of year	620	2,177
Additions based on tax positions related to the current year	1,557	1,876

Balance at end of year	2,177	4,053

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

16.     TAXATION (cont.)

In the years ended December 31, 2015 and 2016, the Company recorded interest expense accrued in relation to the unrecognized tax benefit of US$5 and US$83 in income tax expense, respectively. Accumulated interest expense recorded by the Company was US$5 and US$88 as of December 31, 2015 and 2016, respectively. As of December 31, 2016, the tax years ended December 31, 2011 through 2016 for the PRC subsidiaries and the VIE remain open for statutory examination by the PRC tax authorities.

17.     RELATED PARTY TRANSACTIONS

(a)      Related parties

Names of related parties	Relationship with the Company
Intel Capital Corporation (“Intel”) and its affiliates	Intel is a holder of Series C Preference Shares

 (b)   Other than disclosed elsewhere, the Company had the following significant related party transactions for the years ended December 31, 2015 and 2016:

	For the year ended December 31,
	2015	2016
	US$	US$
Software services provided to:
Intel Corporation	6,204	271
Intel (China) Co., Ltd.	5	9
Intel Asia-Pacific Research and Development Ltd	328	119
Intel (China) Research Center Co., Ltd	—	57

Hardware sold to:
Intel Corporation	55	—

 (c)    The Company had the following related party balances as of December 31, 2015 and 2016:

	As of December 31,
	2015	2016
	US$	US$
Accounts receivable from related parties:
Current:
Intel Corporation	5,949	481
Intel (China) Co., Ltd.	5	—
Intel Asia-Pacific Research and Development Ltd	44	9

All balances with the related parties as of December 31, 2015 and 2016 were unsecured, interest-free and have no fixed terms of repayment.

18      RESTRICTED NET ASSETS

The Company’s ability to pay dividends is primarily dependent on the Company receiving distributions of funds from its subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by the Company’s PRC subsidiaries only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The results of operations reflected in the consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company’s PRC subsidiaries.

In accordance with the PRC Regulations on Enterprises with Foreign Investment and the articles of association of the Company’s PRC subsidiaries, a foreign-invested enterprise established in the PRC is required to provide certain statutory reserves, namely general reserve fund, the enterprise expansion fund and staff welfare and bonus fund

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

18      RESTRICTED NET ASSETS (cont.)

which are appropriated from net profit as reported in the enterprise’s PRC statutory accounts. A foreign-invested enterprise is required to allocate at least 10% of its annual after-tax profit to the general reserve until such reserve has reached 50% of its respective registered capital based on the enterprise’s PRC statutory accounts. Appropriations to the enterprise expansion fund and staff welfare and bonus fund are at the discretion of the board of directors for all foreign-invested enterprises. The aforementioned reserves can only be used for specific purposes and are not distributable as cash dividends. Borqs Beijing was established as foreign-invested enterprise and, therefore, is subject to the above mandated restrictions on distributable profits. As of December 31, 2015 and 2016, the Company’s PRC subsidiaries had appropriated US$1,270 and US$ 1,898, respectively, in its statutory reserves.

As a result of these PRC laws and regulations subject to the limit discussed above that require annual appropriations of 10% of after-tax income to be set aside, prior to payment of dividends as general reserve fund, the Company’s PRC subsidiaries are restricted in their ability to transfer a portion of their net assets to the Company. Amounts restricted include paid-in capital and statutory reserve funds of the Company’s PRC subsidiaries and the equity of the Consolidated VIEs, as determined pursuant to PRC generally accepted accounting principles, totaling an aggregate of US$73,302 as of December 31, 2016.

19.    SHARE CAPITAL

Authorized capital

On August 15, 2014, the Group increased the authorized shares of the Group from US$455,584 to US$514,888 divided into 309,651,804 ordinary shares at par value of $0.001 per share, 40,000,000 Series A redeemable convertible preference shares, 82,857,143 Series B redeemable convertible preference shares, 52,727,271 Series C redeemable convertible preference shares and 29,651,804 Series D redeemable convertible preference shares, all at par value of $0.001 per share.

Ordinary share reserved for future issuance

The Group has reserved the following shares of ordinary shares for issuance at December 31, 2016, in connection with the following:

Conversion of series A convertible redeemable preference shares	39,900,000
Conversion of series B convertible redeemable preference shares	82,857,143
Conversion of series C convertible redeemable preference shares	50,909,089
Conversion of series D convertible redeemable preference shares	23,721,443
Conversion of series D warrant shares	4,415,923
Ordinary shares options outstanding	27,456,943
Ordinary shares options available for future grants under the 2007 Plan	11,243,057

Total	240,503,598

20.    CONVERTIBLE CONTINGENTLY REDEEMABLE PREFERRED SHARES

On December 27, 2007, March 17, 2008, September 26, 2008 and October 8, 2008, the Company issued 19,800,000, 3,100,000, 12,000,000 and 5,000,000 Series A convertible redeemable preference shares (the “Series A Preference Shares”), respectively, to certain external investors at a price of $0.20 per share for a total cash consideration of $7,980. The cash proceeds received was $7,889, net of issuance costs of $91.

On June 26, 2009, August 19, 2009 and October 12, 2009, the Company issued 64,285,715,15,000,000 and 3,571,428 Series B convertible redeemable preferred shares (the “Series B Preference Shares”), respectively, to certain external investors at a price of $0.21 per share for a total consideration of $17,400 (includes cash proceeds of $14,400 and $3,000 upon conversion of convertible notes). The cash proceeds received was $14,242, net of issuance costs of $158.

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

20.    CONVERTIBLE CONTINGENTLY REDEEMABLE PREFERRED SHARES (cont.)

On February 14, 2011 and May 24, 2012, the Company issued 38,181,817 and 5,454,545 Series C convertible redeemable preference shares (the “Series C Preference Shares”), to certain external investors at the price of $0.275 per share for a total cash consideration of $12,000. The cash proceeds received was $11,817, net of issuance costs of $183.

On August 20, 2014 the Company issued 23,721,443 Series D convertible redeemable preference shares (the “Series D Preference Shares”), to certain external investors at the price of $0.33725 per share for a total cash consideration of $8,000. The cash proceeds received was $7,874, net of issuance costs of $126.

The significant terms of the Series A, Series B, Series C, and Series D convertible redeemable preference shares (together “Preference Shares”) are summarized as follows.

Conversion

Preference Shares can be converted into ordinary shares at the option of the holder at any time by dividing the applicable original purchase price by the applicable conversion price which is initially equal to the original purchase price and as such, the initial conversion ratio for each Preference Share into each ordinary share shall be one-for-one.

Preference Shares shall automatically be converted into ordinary shares at the then-effective conversion rate applicable to the relevant series of Preference Shares: (a) in the event of the closing of a Qualified IPO; or (b) in relation only to Series A and Series B Preference Shares, upon the approval and written consent of a majority of the outstanding Series A and Series B Preference Shares holders to convert their respective Preference Shares into ordinary shares.

The conversion price is subject to additional adjustments if the Company makes certain dilutive issuances of shares.

Dividends

Series D Preference Shares shall receive dividends at an annual rate of six percent (6%) of the original purchase price in preference and priority to any dividends on the Series A, Series B, Series C Preference Shares and ordinary shares. Dividends on Series D Preference Shares shall be cumulative whether declared by the Board of Directors or not.

Each holder of Series A, Series B and Series C Preference Shares is entitled to receive non-cumulative dividends when and if declared by the Board of Directors of the Company in preference and priority to any dividends on ordinary shares, after all accumulated dividends on the Series D Preferred shares have been paid or set aside for payment to the holders of Series D Preferred Shares in a calendar year.

Any additional dividends declared, after all accumulated dividends and declared dividends on the Preference Shares have been paid or set aside for payment to the holders of Preference Shares in a calendar year, shall be distributed among all holders of ordinary shares and Preference Shares.

Redemption

The earliest redemption date of Series A Preference Shares is at any time after the sixth anniversary of the first issuance date of Series A Preference Shares.

All outstanding Series B, Series C, and Series D Preference Shares can be redeemed at the election of the majority holders at any time after the earlier of (A) the fifth anniversary of the first issuance date of the respective Series B, Series C or Series D Preference Shares, and (B) the date on which the Company redeems Series A, Series B, or Series C Preference Shares. Any holder of Series A Preference Shares who is also a holder of Series B Preference Shares must redeem its Series B Preference Shares together with its Series A Preference Shares.

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

20.    CONVERTIBLE CONTINGENTLY REDEEMABLE PREFERRED SHARES (cont.)

Series A and Series B Preference Shares can also be redeemed at the option of the holders when Intel has elected to redeem all of its Series C Preferred Shares for investigation or for breach as defined in the Memorandum of Association and Articles of Association.

Prior to Series D Preference Shares become available under (A) and (B) above, all outstanding Series D Preference Shares can be redeemed at any time of a holder of Series D Preferred Shares’ election to redeem for breach event or to redeem for investigation and opinion of auditor event as defined in the Memorandum of Association and Articles of Association.

Preference Shares are redeemed at a price equal to 150% the original purchase price plus any unpaid declared dividends. The redemption price for Preference Shares under the event of Intel’s election to redeem for investigation or a holder of Series D Preferred Shares’ election to redeem for investigation and opinion of auditor is set to be 100% of the original purchase price and 150% of the original purchase price under the event of a holder of Preferred Shares’ election to redeem for breach.

Winding up/Liquidation

In the event of any liquidation, dissolution, or winding up of the Company, either voluntary or involuntary, distributions to the shareholders of the Company shall be made as stated below.

The holders of Series D Preference Shares then outstanding are entitled to be paid first out of the assets of the Company available for distribution a liquidation preference in an amount per Preference Share equal to the sum of (i) 150% of the original purchase price as adjusted and (ii) all unpaid accumulated dividends, in priority to any other holders of Preference Shares or ordinary shares.

Upon full payment of the Series D Preference Share liquidation preference, the holders of Series A, Series B and Series C Preference Shares then outstanding shall be entitled to be paid first out of the assets of the Company available for distribution (and prior and in preference to any payment on the ordinary shares) a liquidation preference in an amount per Series A, Series B and Series C Preference Share equal to the sum of (i) the original purchase price applicable to such Preference Share as adjusted and (ii) all unpaid declared dividends. The holders of Series C Preference Shares shall receive their liquidation preference amount in preference to holders of Series A and Series B Preference Shares. Subject to the prior payment of all amounts due to the holders of Preference Shares, the balance of all remaining assets available for distribution are made with equal priority and pro rata amongst the holders of ordinary shares and the holders of Preference Shares on an as–converted basis.

Voting

Each share of Preference Share has voting rights equal to an equivalent number of shares of ordinary shares into which it is convertible and votes together as one class with the ordinary shares. All directors of the Company’s board of directors are elected by the holders of the outstanding ordinary shares and the Preference Shares, voting together as a single class on an as-converted basis.

Accounting for convertible redeemable preference shares

The Preference Shares have been classified as mezzanine equity as they can be redeemed at the option of the holders. The initial carrying values of the Preference Shares are the total consideration received at their respective dates of issuance net of issuance costs. There were no embedded features that qualified for bifurcation and separate accounting in accordance with ASC 815-10 Derivatives and Hedging.

As of December 31, 2015 and 2016, no dividend was declared by the Company. US$640 and US$720 of dividend was accumulated to the holders of the Series D Preferred Shares as of December 31, 2015 and 2016.

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

21.    FAIR VALUE MEASUREMENTS

The Company applies ASC 820, Fair Value Measurements and Disclosures. ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 requires disclosures to be provided on fair value measurement.

ASC 820 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

Level 1 — Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 — Include other inputs that are directly or indirectly observable in the marketplace.

Level 3 — Unobservable inputs which are supported by little or no market activity.

ASC 820 describes three main approaches to measuring the fair value of assets and liabilities: (1) market approach; (2) income approach; and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

2016 Warrants are classified within Level 3. We estimated the fair value of these warrants as of December 31, 2016 using the binomial-lattice option valuation model, based on the remaining contractual term of the warrants, risk-free interest rates and expected volatility of the price of the underlying Series D Preferred Shares. The assumptions used, including the market value of the underlying Series D Preferred Shares and the expected volatility, were subjective unobservable inputs.

Liabilities measured at fair value on a recurring basis are summarized below:

	Fair value measurement using:
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Fair value at December 31, 2016
	US$	US$	US$	US$
Warrant liabilities	—	—	1,344	1,344

Liabilities	—	—	1,344	1,344

Warrant liabilities
US$
Fair value at January 1, 2016	—
Increase in liability	1,332
Changes in the fair value	12
Fair value at December 31, 2016	1,344

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

22.    COMMITMENTS AND CONTINGENCIES

Operating lease commitments

The Company leases buildings in the PRC and India under non-cancelable operating leases expiring on different dates. For the years ended December 31, 2015 and 2016, total rental expenses for all operating leases amounted to US$1,368 and US$1,340, respectively.

As of December 31, 2016, the Company has future minimum lease payments under non-cancelable operating leases with initial terms in excess of one year in relation to office buildings consisting of the following:

US$
2017	633
2018	—
2019	—
2020	—
2021 and thereafter	—

633

Payments under operating leases are expensed on a straight-line basis over the periods of their respective leases.

Income Taxes

As of December 31, 2016, the Group recognized an accrual of US$1,755 for unrecognized tax benefits and its interest (Note 16). The final outcome of the tax uncertainty is dependent upon various matters including tax examinations, interpretation of tax laws or expiration of statutes of limitation. However, due to the uncertainties associated with the status of examinations, including the protocols of finalizing audits by the relevant tax authorities, there is a high degree of uncertainty regarding the future cash outflows associated with these tax uncertainties. As of December 31, 2016, the Company classified the accrual for unrecognized tax benefits as a non-current liability.

23.     SEGMENT REPORTING

The operations of the Company are organized into two segments, consisting of Yuantel and Connected Solution.

The CODM measures the performance of each segment based on metrics of revenue and earnings from operations and uses these results to evaluate the performance of, and to allocate resources to each of the segments. CODM does not evaluate operating segments using asset information.

The CODM evaluates performance based on each reporting segment’s net revenue and operating profit. The table below provides a summary of the Group’s operating segment results for the years ended December 31, 2015 and 2016:

FY2016	Yuantel	Connected Solution	Total segments	Eliminations	Consolidated
Net revenue
-External customers	35,138	85,448	120,586	—	120,586
-Inter-segment	—	2,016	2,016	(2,016)	—
Total net revenue	35,138	87,464	122,602	(2,016)	120,586

Operating profit	(3,589)	8,829	5,240	—	5,240

BORQS INTERNATIONAL HOLDING CORP

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands of US dollars (“US$”), unless otherwise stated)

23.     SEGMENT REPORTING (cont.)

FY2015	Yuantel	Connected Solution	Total segments	Eliminations	Consolidated
Net revenue
-External customers	19,957	55,115	75,072	—	75,072
-Inter-segment	—	3,615	3,615	(3,615)	—
Total net revenue	19,957	58,730	78,687	(3,615)	75,072

Operating profit	(5,968)	6,789	821	(108)	713

	For the year ended December 31,
	2015	2016
	US$	US$
PRC	28,442	41,214
Outside PRC
United States	14,978	34,526
India	7,949	25,126
Rest of the world	23,703	19,720
Total net revenue	75,072	120,586

24.     SUBSEQUENT EVENTS

Issuance of Series E Preference Shares

On February 8, 2017 and March 2, 2017, the Group issued an aggregate of 10,325,126 and 2,950,036 Series E redeemable convertible preference shares (the “Series E Preference Shares”), respectively, for a purchase price of $0.678 per share. Concurrently, during the months of February and March 2017, warrants to purchase up to an aggregate of 3,917,202, 1,588,481 and 1,588,481 Series E redeemable convertible preference shares were issued and exercised at an exercise price of $0.001.

Merger of PAAC Subsidiary Limited

On December 27, 2016 and as amended on May 10, 2017, the Group entered into a merger agreement with Pacific Special Acquisition Corp (“Pacific”) to effect a merger where the Group will be the operating company. As consideration for the merger, the Group issued to original shareholders of Pacific a number of ordinary shares at $10.40 per share based on the adjusted equity valuation of the Group as of the closing of the merger. The merger is also subject to certain earnout requirements based upon the Group achieving specific performance targets for the four quarters subsequent to the merger. Additionally, at the effective time of the merger, the holders of the Group issued and outstanding warrants will receive replacement warrants to acquire the ordinary shares of Pacific, and the holders of the Group issued and outstanding share options will have their options assumed by Pacific and will instead acquire Pacific Ordinary Shares upon exercise of such options, in each case with the number of shares and exercise price equitably adjusted.

ANNEX A

MERGER AGREEMENT

by and among

PACIFIC SPECIAL ACQUISITION CORP.,
as the Purchaser,

ZHENGQI INTERNATIONAL HOLDING LIMITED,
in the capacity as the Purchaser Representative,

PAAC MERGER SUBSIDIARY LIMITED
as Merger Sub,

ZHENGDONG ZOU
in the capacity as the Seller Representative,

ZHENGQI INTERNATIONAL HOLDING LIMITED,
as the Sponsor,

and

BORQS INTERNATIONAL HOLDING CORP,
as the Company,

Dated as of December 27, 2016

Annex A-i

Annex A-ii

INDEX OF EXHIBITS

Exhibit	Description
Exhibit A	Voting Agreements
Exhibit B	Form of Lock-Up Agreement
Exhibit C	Form of Registration Rights Agreement
Exhibit D	Form of Non-Competition Agreement
Exhibit E	Form of Letter of Transmittal

Annex A-iii

MERGER AGREEMENT

This Merger Agreement (this “Agreement”) is made and entered into as of December 27, 2016 by and among (i) Pacific Special Acquisition Corp., a British Virgin Islands business company with limited liability (the “Purchaser”), (ii) PAAC Merger Subsidiary Limited, an exempted company incorporated under the laws of the Cayman Islands with limited liability and a wholly-owned subsidiary of the Purchaser (“Merger Sub”), (iii) Zhengqi International Holding Limited, a company incorporated in the British Virgin Islands, in the capacity as the representative from and after the Effective Time (as defined below) for the stockholders of the Purchaser other than the stockholders of the Company (as defined below) as of immediately prior to the Effective Time and their successors and assignees in accordance with the terms and conditions of this Agreement (the “Purchaser Representative”), (iv) Zhengdong Zou, in the capacity as the representative from and after the Effective Time for the stockholders of the Company as of immediately prior to the Effective Time in accordance with the terms and conditions of this Agreement (the “Seller Representative”), (v) Borqs International Holding Corp, an exempted company incorporated under the laws of the Cayman Islands with limited liability (the “Company”) and, (vi) solely for the purposes of Section 10.16 hereof (and the related enforcement and interpretive provision), Zhengqi International Holding Limited, a company incorporated in the British Virgin Islands (the “Sponsor”). The Purchaser, Merger Sub, the Purchaser Representative, the Seller Representative, the Company and, solely the purposes of Section 10.16 and the related enforcement and interpretive provisions, Sponsor, are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties”.

RECITALS:

A.      The Company, directly and indirectly through its subsidiaries, provides software and solutions for connected devices in the Internet of Things industry, and mobile communication service as a Mobile Virtual Network Operator;

B.      The Company is a holding company for Borqs Hong Kong Limited, a Hong Kong registered company (“Borqs HK”), which in turn owns 100% of the issued and outstanding equity interests in Borqs Beijing Ltd., a Wholly Foreign-Owned Enterprise registered in Beijing, China (the “WFOE”) in accordance with the laws of the People’s Republic of China (“PRC”);

C.      The WFOE and certain individual shareholders of the Company are parties to certain variable interest entity contracts pursuant to which the profits of each of Beijing Big Cloud Network Technology Co., Ltd., Beijing Big Cloud Information Technology Co., Ltd., Jiangsu Chenhui Information Technology Company, Ltd., Yuantel (Beijing) Investment Management Co., Ltd. and Yuantel (Beijing) Telecommunications Technology Co. Ltd. each such company formed under PRC Law (each such entity, a “VIE Entity”), are directly paid to the WFOE, and in connection with such variable interest entity contracts, the VIE Entity are directly controlled by the WFOE;

D.      The Purchaser owns all of the issued and outstanding capital shares of Merger Sub, which was formed for the sole purpose of the Merger (as defined below);

E.      The Parties intend to effect the merger of the Merger Sub with and into the Company, with the Company continuing as the surviving entity (the “Merger”), as a result of which (i) all of the issued and outstanding capital shares of the Company, immediately prior to the Effective Time, shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, in exchange for the right to receive a Pro Rata Share (as defined herein) of the Merger Consideration Shares (as defined herein), (ii) the Company’s options shall be assumed (with equitable adjustments to the number and exercise price of such assumed Company options) by Purchaser with the result that such assumed options shall be exercisable into ordinary shares of the Purchaser and (iii) the Company’s warrant holders immediately prior to the Effective Time shall be issued warrants of the Purchaser, exercisable into ordinary shares of the Purchaser on substantially similar terms and conditions of the original warrants of the Company (with equitable adjustments to the number and exercise price of such warrants), all upon the terms and subject to the conditions set forth in this Agreement and in accordance with the applicable provisions of the Companies Law (2016 Revision) of the Cayman Islands (as amended, “Cayman Law”), all in accordance with the terms of this Agreement;

F.      The Purchaser has received voting agreements signed by the Company and holders representing at least sixty-seven percent (67%) of the As-Converted Company Shares (as defined herein) entitled to vote on the matters relating to this Agreement, copies of which are attached as Exhibit A hereto (collectively, the “Voting Agreements”), as well as written consents from the Majority Series C Holders (as defined herein), the Key Series D Holders (as defined

Annex A-1

herein), and the Required Key Investors (as defined herein) (the “Company Written Consents”), copies of which Company Written Consents have been provided to the Purchaser;

G.      The Parties intend that the Merger will qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Code (as defined herein);

H.     The Purchaser and the Company, working together, may conduct the PIPE Investment (as defined herein) prior to the Closing pursuant to which the Purchaser may enter into and consummate subscription agreements with investors to purchase the PIPE Shares (as defined herein); and

I.      Certain capitalized terms used herein are defined in Article XI hereof.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the Parties hereto agree as follows:

Article I
MERGER

1.1          Merger. At the Effective Time (as defined in Section 1.2 below), and subject to and upon the terms and conditions of this Agreement, and in accordance with the applicable provisions of Cayman Law, Merger Sub and the Company shall consummate the Merger, pursuant to which Merger Sub shall be merged with and into the Company, following which Merger Sub shall be removed from the register of companies in the Cayman Islands and shall thereupon be dissolved and the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving company. The Company, as the surviving company after the Merger is hereinafter sometimes referred to as the “Surviving Company”. The Merger shall have the effects specified in Cayman Law.

1.2          Effective Time. On the Closing Date, Merger Sub and the Company shall execute a plan of merger in form and substance reasonably acceptable to the Purchaser and the Company (the “Plan of Merger”) and the Parties shall file the Plan of Merger and such other documents as required by the Cayman Law with the Registrar of Companies of the Cayman Islands as provided in Section 233 of the Cayman Law. The Merger shall become effective at the time on the Closing Date when the Plan of Merger is registered by the Registrar of Companies of the Cayman Islands (the “Effective Time”).

1.3          Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Plan of Merger and the applicable provisions of the Cayman Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, agreements, powers and franchises, debts, Liabilities, duties and obligations of Merger Sub and the Company shall become the property, rights, privileges, agreements, powers and franchises, debts, Liabilities, duties and obligations of the Surviving Company, which shall include the assumption by the Surviving Company of any and all agreements, covenants, duties and obligations of Merger Sub and the Company set forth in this Agreement to be performed after the Effective Time.

1.4          Tax Consequence. For federal income tax purposes, the Merger is intended to constitute a “reorganization” within the meaning of Section 368 of the Code. The Parties to this Agreement adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

1.5          Memorandum and Articles of Association of the Surviving Company. At the Effective Time, the Surviving Company shall adopt new memorandum and articles of association (collectively, the memorandum and articles of association of the Surviving Company, the “Surviving Company Charter”), which are substantially in the form of the memorandum and articles of association of Merger Sub, as in effect immediately prior to the Effective Time, as the memorandum of association and articles of association of the Surviving Company; provided, that at the Effective Time, (a) references therein to the name of the Surviving Company shall be amended to refer to “Borqs International Holding Corp”; and (b) references therein to the authorized share capital of the Surviving Company shall be amended to refer to the authorized share capital of the Surviving Company as approved in the Plan of Merger, if necessary.

1.6          Directors and Officers of the Surviving Company. Immediately after the Effective Time, the board of directors and executive officers of the Surviving Company shall be the board of directors and executive officers of the Purchaser after giving effect to Section 5.17.

Annex A-2

1.7          Merger Consideration Shares. As consideration for the Merger, the Company Shareholders collectively shall be entitled to receive from the Purchaser, in the aggregate, the Merger Consideration Shares, with each Company Shareholder receiving a percentage of the Merger Consideration Shares equal to (A) the total number of As-Converted Company Shares held by such Company Shareholder immediately prior to the Effective Time, divided by (ii) the total number of As-Converted Company Shares (excluding any Company Securities described in Section 1.8(b)) (such percentage being each such Company Shareholder’s “Pro Rata Share”); provided, that the Merger Consideration Shares are subject to the withholding of the Escrow Shares deposited in the Escrow Account in accordance with Section 1.14.

1.8          Effect of Merger on Company Securities. At the Effective Time, by virtue of the Merger and without any action on the part of any Party or the Company Shareholders or the holders of any share capital of the Purchaser or Merger Sub:

(a)           Company Shares. Subject to clause (b) below, all Company Shares issued and outstanding immediately prior to the Effective Time will be cancelled and cease to exist in exchange for the right to receive the Merger Consideration Shares (subject to the withholding of the Escrow Shares), with each Company Shareholder receiving its Pro Rata Share of the Merger Consideration Shares, without interest, upon surrender of their certificates representing Company Ordinary Shares or Company Preferred Shares (the “Company Certificates”), if applicable, and delivery of the other Transmittal Documents required under Section 1.9. All Company Preferred Shares will be treated on an as converted to Company Ordinary Share basis. As of the Effective Time, each Company Shareholder shall cease to have any other rights in and to the Company or the Surviving Company (other than the rights set forth in Section 1.13 below) and the register of members of the Company will be updated to record the cancellation of the Company Shares.

(b)           Treasury Shares. Notwithstanding clause (a) above or any other provision of this Agreement to the contrary, at the Effective Time, if there are any Company Securities that are owned by the Company as treasury shares or any Company Securities owned by any direct or indirect Subsidiary of the Company immediately prior to the Effective Time, such Company Securities shall be canceled and shall cease to exist without any conversion thereof or payment therefor.

(c)           Dissenting Shares. Each of the Dissenting Shares issued and outstanding immediately prior to the Effective Time shall be cancelled and cease to exist in accordance with Section 1.13 and shall thereafter represent only the right to receive the applicable payments set forth in Section 1.13.

(d)           Company Warrants. Each outstanding Company Warrant shall be cancelled, retired and terminated and cease to represent a right to acquire Company Shares, and each holder thereof shall instead have the right to receive from the Purchaser a new warrant for shares of Purchaser Ordinary Shares (each, a “Replacement Purchaser Warrant”). Each Replacement Purchaser Warrant shall have, and be subject to, substantially the same terms and conditions set forth in the Purchaser Public Warrants, except that: (i) the number of Purchaser Ordinary Shares which can be purchased with each Replacement Purchaser Warrant shall equal a number of shares equal to (as rounded down to the nearest whole number) (A) the quotient of (I) the number of As-Converted Company Shares which the Company Warrant had the right to acquire immediately prior to the Effective Time, divided (II) by the number of As-Converted Company Shares outstanding immediately prior to the Effective Time (excluding any Company Securities described in Section 1.8(b)), multiplied by (B) the aggregate number of all Merger Consideration Shares, and (ii) the exercise price for each Replacement Purchaser Warrant shall be equal to (as rounded up to the nearest whole cent) (A) the product of (I) the exercise price of the Company Warrant (in U.S. Dollars), multiplied by (II) the number of As-Converted Company Shares outstanding immediately prior to the Effective Time (excluding any Company Securities described in Section 1.8(b)), divided by (B) the aggregate number of Merger Consideration Shares. The Purchaser shall take all corporate action necessary to reserve for future issuance, and shall maintain such reservation for so long as any of the Replacement Purchaser Warrants remain outstanding, a sufficient number of shares of Purchaser Ordinary Shares for delivery upon the exercise of such Replacement Purchaser Warrants.

(e)           Company Options. Each outstanding Company Option (whether vested or unvested) shall be assumed by Purchaser and automatically converted into an option for Purchaser Ordinary Shares (each, an “Assumed Option”). Each Assumed Option will be subject to the terms and conditions set forth in the Company Plan (except any references therein to the Company or Company Ordinary Shares will instead mean the Purchaser and Purchaser Ordinary Shares, respectively) and shall (i) have the right to acquire a number of Purchaser Ordinary Shares equal to (as rounded down to the nearest whole number) (A) the quotient of (I) the number of As-Converted Company

Annex A-3

Shares which the Company Option had the right to acquire immediately prior to the Effective Time, divided (II) by the number of As-Converted Company Shares outstanding immediately prior to the Effective Time (excluding any Company Securities described in Section 1.8(b)), multiplied by (B) the aggregate number of all Merger Consideration Shares, (ii) be subject to the same vesting schedule as the applicable Company Option, and (iii) the exercise price for each Assumed Option shall be equal to (as rounded up to the nearest whole cent) (A) the product of (I) the exercise price of the Company Option (in U.S. Dollars), multiplied by (II) the number of As-Converted Company Shares outstanding immediately prior to the Effective Time (excluding any Company Securities described in Section 1.8(b)), divided by (B) the aggregate number of Merger Consideration Shares. The Purchaser shall take all corporate action necessary to reserve for future issuance, and shall maintain such reservation for so long as any of the Assumed Options remain outstanding, a sufficient number of shares of Purchaser Ordinary Shares for delivery upon the exercise of such Assumed Option.

1.9          Surrender of Company Securities and Disbursement of Merger Consideration Shares.

(a)      Subject to Section 1.13, at the Effective Time, the Purchaser shall cause (i) the Merger Consideration Shares (less the Escrow Shares) to be issued to the Company Shareholders in consideration for the cancellation of their Company Shares, in each case in accordance with each Company Shareholder’s Pro Rata Share, and (ii) the Escrow Shares to be issued to the Escrow Agent in accordance with Section 1.14, as appropriate. Prior to the Effective Time, the Purchaser shall send to each Company Shareholder, a letter of transmittal for use in such exchange in the form attached hereto as Exhibit E (a “Letter of Transmittal”) (which shall specify that the delivery of share certificates in respect of the Merger Consideration Shares shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Company Certificates to the Company (if share certificates representing such Company Shares were issued (or an affidavit and indemnity of loss in lieu of the Company Certificate as provided in Section 1.9(d)), for use in such exchange. The Purchaser shall make entries in its register of members to record and give effect to the issue and allotment of the Merger Consideration Shares (less the Escrow Shares) to the Company Shareholders, and the issue and allotment of the Escrow Shares to the Escrow Agent, in accordance with this Section 1.9(a) and Section 1.13, and shall deliver certified copies of such updated register of members to the Company Shareholders and the Escrow Agent forthwith after the Effective Time.

(b)           Each Company Shareholder shall be entitled to receive share certificates in respect of its Pro Rata Share of the Merger Consideration Shares (less the Escrow Shares) which are issued to it in consideration for the cancellation of its Company Shares (excluding any Company Securities described in Sections 1.8(b) or 1.8(c)), as soon as reasonably practicable after the Effective Time, but subject to the delivery to the Surviving Company (with copies to the Purchaser) of the following items prior to the Effective Time (collectively, the “Transmittal Documents”): (i) the Company Certificate(s) for its Company Shares if certificates representing such Company Shares were issued (or an affidavit and indemnity of loss in lieu of the Company Certificate as provided in Section 1.9(d)), together with a properly completed and duly executed Letter of Transmittal and such other documents as may be reasonably requested by the Surviving Company or the Purchaser, (ii) a duly executed counterpart to the lock-up agreement with the Purchaser and the Purchaser Representative, effective as of the Effective Time, substantially in the form attached as Exhibit B hereto (each a “Lock-Up Agreement”), and (iii) a duly executed counterpart to the registration rights agreement (the “Registration Rights Agreement”), substantially in form attached as Exhibit C hereto. Until so surrendered, each Company Certificate shall represent after the Effective Time for all purposes only the right to receive such portion of the Merger Consideration Shares.

(c)           If any portion of the Merger Consideration Shares are to be issued to a Person other than the Person in whose name the relevant Company Shares were registered immediately prior to the Effective Time, it shall be a condition to such delivery that (i) the transfer of such Company Shares shall have been permitted in accordance with the terms of the Company Charter as in effect immediately prior to the Effective Time, (ii) such Company Certificate shall be properly endorsed or shall otherwise be in proper form for transfer and, (iii) the recipient such portion of the Merger Consideration Shares, or the Person in whose name such portion of the Merger Consideration Shares are issued, shall have already executed and delivered counterparts to the Lock-Up Agreement, Registration Rights Agreement, and such other Transmittal Documents as are reasonably deemed necessary by the Surviving Company or the Purchaser and (iv) the Person requesting such delivery shall pay to the Purchaser any transfer or other Taxes required as a result of such delivery to a Person other than the registered holder of such Company Certificate or establish to the satisfaction of the Surviving Company and the Purchaser that such Tax has been paid or is not payable.

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(d)           Notwithstanding anything to the contrary contained herein, in the event that any Company Certificate shall have been lost, stolen or destroyed, in lieu of delivery of a Company Certificate to the Company, the Company Shareholder may instead deliver to the Company an affidavit of lost certificate in form and substance reasonably acceptable to the Purchaser, which at the sole discretion of the Purchaser may include a requirement that the owner of such lost, stolen or destroyed Company Certificate to agree to indemnify against any claim that may be made against the Purchaser or the Surviving Company with respect to the Company Shares represented by the Company Certificates alleged to have been lost, stolen or destroyed. Any affidavit of lost Company Certificate properly delivered in accordance with this Section 1.9(d) shall be treated as a Company Certificate for all purposes of this Agreement.

(e)           After the Effective Time, there shall be no further registration of transfers of Company Shares. If, after the Effective Time, Company Certificates are presented to the Surviving Company or the Purchaser, they shall be canceled and exchanged for the applicable portion of the Merger Consideration Shares provided for, and in accordance with the procedures set forth in this Section 1.9. No dividends or other distributions declared or made after the date of this Agreement with respect to Purchaser Ordinary Shares with a record date after the Effective Time will be paid to the holders of any Company Certificates that have not yet been surrendered with respect to the Purchaser Ordinary Shares to be issued upon surrender thereof until the holders of record of such Company Certificates shall surrender such certificates (or provided an affidavit and indemnity of loss in lieu thereof), if applicable, and provide the other Transmittal Documents. Subject to applicable Law, following surrender of any such Company Certificates (or delivery of an affidavit and indemnity of loss in lieu thereof), if applicable, and delivery of the other Transmittal Documents, Purchaser shall promptly deliver to the record holders thereof, without interest, the certificates representing the Purchaser Ordinary Shares issued in exchange therefor and the amount of any such dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such Purchaser Ordinary Shares.

(f)            All Merger Consideration Shares issued upon the surrender and cancellation of Company Shares in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such Company Securities.

(g)           The Purchaser shall not issue Replacement Purchaser Warrants for Company Warrants until it shall have received from each holder thereof (i) a duly executed Letter of Transmittal with respect to such Company Warrants, (ii) a duly executed counterpart to the agreement for the Replacement Purchaser Warrant and (iii) a Lock-Up Agreement with respect to the Replacement Purchaser Warrant (as well as any Merger Consideration Shares to be received by such holder, if any).

(h)           Notwithstanding anything to the contrary contained herein, no fraction of a Purchaser Ordinary Share will be issued by virtue of the Merger or the transactions contemplated hereby, and each Person who would otherwise be entitled to a fraction of a Purchaser Ordinary Share (after aggregating all fractional Purchaser Ordinary Shares that otherwise would be received by such holder) shall instead have the number of Purchaser Ordinary Shares issued to such Person rounded down in the aggregate to the nearest whole Purchaser Ordinary Share.

1.10        Effect of Transaction on Merger Sub Shares. At the Effective Time, by virtue of the Merger and without any action on the part of any Party or the Company Shareholders or the holders of any shares of the Purchaser or Merger Sub, each Merger Sub Ordinary Share issued and outstanding immediately prior to the Effective Time shall be converted into an equal number of ordinary shares of the Surviving Company, with the same rights, powers and privileges as the shares so converted and shall constitute the only outstanding shares of the Surviving Company.

1.11        Closing Calculations.

(a)           Not later than three (3) Business Days prior to the Closing Date, the Purchaser shall deliver to the Company a statement (the “Expense Statement”) setting forth the estimated Excess Capped Expenses, if any, as of the Reference Time, which Excess Statement will be subject to the review and the reasonable approval by the Company. Promptly upon delivering the Expense Statement to the Company, the Purchaser will meet with the Company to review and discuss the Expense Statement and the Purchaser will consider in good faith the Company’s comments to the Expense Statement and make any appropriate adjustments to the Expense Statement prior to the Closing, which adjusted Expense Statement, as mutually approved by the Company and the Purchaser, shall thereafter become the Expense Statement for all purposes of this Agreement.

(b)           Not later than three (3) Business Days prior to the Closing Date, the Company shall deliver to the Purchaser a statement certified by the Company’s chief executive officer (the “Closing Statement”) setting

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forth (i) an estimated consolidated balance sheet of the Target Companies as of the Reference Time, prepared in good faith and in accordance with the Accounting Principles (the “Closing Balance Sheet”), (ii) a good faith calculation of the Company’s estimate of the (A) amount of its Indebtedness less the amount of its cash and cash equivalents (the “Closing Net Indebtedness”) and (B) Net Working Capital (the “Closing Net Working Capital”), in each case, as of the Reference Time, and (iii) the resulting calculation of the number of Merger Consideration Shares (using the Excess Capped Expenses set forth in the Expense Statement) (each with reasonably detailed calculations), which Closing Statement will be subject to the review and the reasonable approval by the Purchaser. Promptly upon delivering the Closing Statement to the Purchaser, the Company will meet with the Purchaser to review and discuss the Closing Statement and the Company will consider in good faith the Purchaser’s comments to the Closing Statement and make any appropriate adjustments to the Closing Statement prior to the Closing, which adjusted Closing Statement, as mutually approved by the Company and the Purchaser, shall thereafter become the Closing Statement for all purposes of this Agreement. The Closing Statement and the determinations contained therein shall be prepared in accordance with the Accounting Principles and otherwise in accordance with this Agreement. The Closing Statement will also include with respect to (i) Indebtedness, the amount owed to each creditor of any of the Target Companies and (ii) Transaction Expenses, the amount owed to each payee thereof and payment instructions therefor.

(c)           Schedule 1.11 sets forth an illustrative statement (the “Reference Statement”) prepared in good faith by the Company in cooperation with the Purchaser setting forth the various line items used (or to be used) in, and illustrating for sample purposes only as of the date set forth therein, the calculation of Closing Net Indebtedness and Closing Net Working Capital, and the resulting Merger Consideration Shares, if the Closing had occurred on such date, in each case prepared and calculated in accordance with this Agreement (other than the use of such earlier date in lieu of the Reference Time).

1.12        Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Company with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub, the officers and directors of the Company and Merger Sub are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.

1.13        Appraisal and Dissenter’s Rights. No Company Shareholder who has validly exercised their rights to dissent from the Merger pursuant to Section 238 of the Cayman Law (collectively, the “Dissenting Shareholders”) shall be entitled to receive the Merger Consideration Shares with respect to the Company Shares owned by such Person (“Dissenting Shares”) unless and until such Person shall have lost such Person’s rights to dissent from the Merger under the Cayman Law. Each Dissenting Shareholder shall be entitled to receive from the Company (or after the Closing, the Surviving Company), only the payment resulting from the procedure in Section 238 of the Cayman Law with respect to Dissenting Shares owned by such Dissenting Shareholder. In the absence of agreement between the Company (or after the Closing, the Surviving Company) and Dissenting Shareholder as to the fair value of the Dissenting Shares, the Company (or after the Closing, the Surviving Company) and the Dissenting Shareholder shall takes all steps and actions within their respective control to ensure that the fair value of such Dissenting Shares is as determined by any one of Deloitte Touche Tohmatsu Limited, PricewaterhouseCoopers, Ernst & Young or KPMG, as appointed by the Company (or after the Closing, the Surviving Company) to do so. The Company shall give the Purchaser Representative (i) prompt notice of any written objections to the Merger or exercise of dissenter rights or demands for appraisal and any other instruments served pursuant to the Cayman Law that are received by the Company relating to its shareholders’ rights to dissent from the Merger and (ii) the opportunity to participate in all negotiations and proceedings with respect to the exercise of dissenter rights or demand for appraisal under the Cayman Law. The Company shall not, except with the prior written consent (not to be unreasonably withheld or delayed) of the Purchaser Representative, voluntarily make any payment with respect to the exercise of any rights to dissent from the Merger or any demands for appraisal, offer to settle or settle any such demands or approve any withdrawal of any such demands. In the event that any written notices of objection to the Merger are served by any Company Shareholder pursuant to Section 238(2) of the Cayman Law, the Company shall serve written notice of the authorization and approval of this Agreement, the Plan of Merger and the Merger on such shareholders pursuant to Section 238(4) of the Cayman Law within twenty (20) days of obtaining the Required Company Shareholder Approval. Notwithstanding anything to the contrary contained in this Agreement, for all purposes of this Agreement, the Merger Consideration Shares (and Escrow Shares) shall be reduced by the Pro Rata Share of any Dissenting Shareholders attributable to any Dissenting Shares and the Dissenting Shareholders shall have no rights to any Merger Consideration Shares (or Escrow Shares) with respect to any Dissenting Shares.

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1.14        Escrow.

(a)           At or prior to the Closing, the Purchaser Representative, the Seller Representative and an escrow agent mutually acceptable to the Company and the Purchaser, acting reasonably (the “Escrow Agent”), shall enter into an Escrow Agreement, effective as of the Effective Time, in form and substance reasonably satisfactory to the Parties (the “Escrow Agreement”), pursuant to which the Purchaser shall issue to the Escrow Agent four percent (4%) of the Merger Consideration Shares (together with any equity securities paid as dividends or distributions with respect to such shares or into which such shares are exchanged or converted, the “Escrow Shares”) to be held, along with any other dividends, distributions or other income on the Escrow Shares (together with the Escrow Shares, the “Escrow Property”), by the Escrow Agent in a segregated escrow account (the “Escrow Account”) and disbursed therefrom in accordance with the terms of Article VI hereof and the Escrow Agreement. The Escrow Property shall be allocated among and transferred to the Company Shareholders pro rata based on their respective Pro Rata Share. The Escrow Property shall serve as a security for, and a source of payment of, the Indemnified Parties’ indemnity rights pursuant to Article VI. Unless otherwise required by Law, all distributions made from the Escrow Account shall be treated by the Parties as an adjustment to the number of Merger Consideration Shares received by the Company Shareholders pursuant to Article I hereof.

(b)           The Escrow Property shall not be subject to any indemnification claim to the extent made after the date which is eighteen (18) months after the Closing Date (the “Expiration Date”); provided, however, with respect to any indemnification claims made in accordance with Article VI hereof on or prior to the Expiration Date (including those at are revised or adjusted in accordance with Article VI after the Expiration Date) that remain unresolved at the time of the Expiration Date (“Pending Claims”), all or a portion of the Escrow Property reasonably necessary to satisfy such Pending Claims (as determined based on the amount of the indemnification claim included in the Claim Notice provided by the Purchaser Representative under Article VI and the Purchaser Share Price as of the Expiration Date) shall remain in the Escrow Account until such time as such Pending Claim shall have been finally resolved pursuant to the provisions of Article VI. After the Expiration Date, any Escrow Property remaining in the Escrow Account that is not subject to Pending Claims, if any, and not subject to resolved but unpaid claims in favor of an Indemnified Party, shall be transferred by the Escrow Agent to the Company Shareholders that have previously delivered the Transmittal Documents to the Surviving Company or the Purchaser in accordance with Section 1.9, with each such Company Shareholder receiving its Pro Rate Share of such Escrow Property. Promptly after the final resolution of all Pending Claims and payment of all indemnification obligations in connection therewith, the Escrow Agent shall transfer any Escrow Property remaining in the Escrow Account to the Company Shareholders that have previously delivered the Transmittal Documents to the Surviving Company or the Purchaser in accordance with Section 1.9, with each such Company Shareholder receiving its Pro Rata Share of such Escrow Property.

Article II
CLOSING

2.1          Closing. Subject to the satisfaction or waiver of the conditions set forth in Article VII, the consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Ellenoff Grossman & Schole, LLP, 1345 Avenue of the Americas, New York, NY 10105, on the second (2nd) Business Day after all the Closing conditions to this Agreement have been satisfied or waived at 10:00 a.m. local time, or at such other date, time or place as the Purchaser and the Company may agree (the date and time at which the Closing is actually held being the “Closing Date”).

Article III
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Except (i) as set forth in the disclosure schedules delivered by the Purchaser to the Company on the date hereof (the “Purchaser Disclosure Schedules”), the Section numbers of which are numbered to correspond to the Section numbers of this Agreement to which they refer, or (ii) as is expressly clear on the face of the SEC Reports that are available on the SEC’s website through EDGAR as of the date hereof (provided, however, that information contained in the SEC Reports shall not be deemed disclosed for purposes of Sections 3.1, 3.2, 3.4 and 3.8 below), the Purchaser represents and warrants to the Company, as of the date hereof and as of the Closing, as follows:

3.1          Due Organization and Good Standing. The Purchaser is a business company duly incorporated, validly existing and in good standing under the Laws of the British Virgin Islands. The Purchaser has all requisite corporate

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power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Purchaser is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary. The Purchaser has heretofore made available to the Company accurate and complete copies of the Organizational Documents of the Purchaser, as currently in effect. The Purchaser is not in violation of any provision of its Organizational Documents.

3.2          Authorization; Binding Agreement. The Purchaser has all requisite corporate power and authority to execute and deliver this Agreement and each Ancillary Document to which it is a party, to perform the Purchaser’s obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and each Ancillary Document to which it is a party and the consummation of the transactions contemplated hereby and thereby (a) have been duly and validly authorized by the board of directors of the Purchaser, and (b) no other corporate proceedings, other than as set forth elsewhere in the Agreement, on the part of the Purchaser are necessary to authorize the execution and delivery of this Agreement and each Ancillary Document to which it is a party or to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each Ancillary Document to which the Purchaser is a party shall be when delivered, duly and validly executed and delivered by the Purchaser and, assuming the due authorization, execution and delivery of this Agreement and such Ancillary Documents by the other parties hereto and thereto, constitutes, or when delivered shall constitute, the valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting the enforcement of creditors’ rights generally or by any applicable statute of limitation or by any valid defense of set-off or counterclaim, and the fact that equitable remedies or relief (including the remedy of specific performance) are subject to the discretion of the court from which such relief may be sought (collectively, the “Enforceability Exceptions”).

3.3          Governmental Approvals. Except as otherwise described in Schedule 3.3, no Consent of or with any Governmental Authority, on the part of the Purchaser is required to be obtained or made in connection with the execution, delivery or performance by the Purchaser of this Agreement and each Ancillary Document to which it is a party or the consummation by the Purchaser of the transactions contemplated hereby and thereby, other than (a) pursuant to Antitrust Laws, (b) such filings as contemplated by this Agreement, (c) any filings required with Nasdaq or the SEC with respect to the transactions contemplated by this Agreement, (d) applicable requirements, if any, of the Securities Act, the Exchange Act, and/or any state “blue sky” securities Laws, and the rules and regulations thereunder, and (e) where the failure to obtain or make such Consents or to make such filings or notifications, would not reasonably be expected to have a Material Adverse Effect on the Purchaser.

3.4          Non-Contravention. Except as otherwise described in Schedule 3.4, the execution and delivery by the Purchaser of this Agreement and each Ancillary Document to which it is a party, the consummation by the Purchaser of the transactions contemplated hereby and thereby, and compliance by the Purchaser with any of the provisions hereof and thereof, will not (a) conflict with or violate any provision of the Purchaser’s Organizational Documents, (b) subject to obtaining the Consents from Governmental Authorities referred to in Section 3.3 hereof, and the waiting periods referred to therein having expired, and any condition precedent to such Consent or waiver having been satisfied, conflict with or violate any Law, Order or Consent applicable to the Purchaser or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by the Purchaser under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien upon any of the properties or assets of the Purchaser under, (viii) give rise to any obligation to obtain any third party Consent or provide any notice to any Person or (ix) give any Person the right to declare a default, exercise any remedy, claim a rebate, chargeback, penalty or change in delivery schedule, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any Purchaser Material Contract, except for any deviations from any of the foregoing clauses (a), (b) or (c) that would not reasonably be expected to have a Material Adverse Effect on the Purchaser.

3.5          Capitalization.

(a)           The Purchaser is authorized to issue (i) an unlimited number of Purchaser Ordinary Shares and (ii) an unlimited number of preferred shares of no par value comprised within five (5) classes thereof. The issued

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and outstanding Purchaser Securities as of the date of this Agreement are set forth on Schedule 3.5(a). All outstanding Purchaser Ordinary Shares are duly authorized, validly issued, fully paid and non-assessable and not subject to or issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the BVI Act, the Purchaser Charter or any Contract to which the Purchaser is a party. None of the outstanding Purchaser Securities has been issued in violation of any applicable securities Laws.

(b)           Prior to giving effect to the Merger, the authorized share capital of Merger sub consists of 50,000 Merger Sub Ordinary Shares, of which one (1) share is issued and outstanding, which is owned by the Purchaser. Prior to giving effect to the transactions contemplated by this Agreement, other than Merger Sub, the Purchaser does not have any Subsidiaries or own any equity interests in any other Person.

(c)           Except as set forth in Schedule 3.5(a), there are no (i) outstanding options, warrants, puts, calls, convertible securities, preemptive or similar rights, (ii) bonds, debentures, notes or other Indebtedness having general voting rights or that are convertible or exchangeable into securities having such rights or (iii) subscriptions or other rights, agreements, arrangements, Contracts or commitments of any character (other than this Agreement and the Ancillary Documents), (A) relating to the issued or unissued shares of the Purchaser or (b) obligating the Purchaser to issue, transfer, deliver or sell or cause to be issued, transferred, delivered, sold or repurchased any options or shares or securities convertible into or exchangeable for such shares, or (C) obligating the Purchaser to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment for such capital shares. Other than the Redemption or as expressly set forth in this Agreement, there are no outstanding obligations of the Purchaser to repurchase, redeem or otherwise acquire any shares of the Purchaser or to provide funds to make any investment (in the form of a loan, capital contribution or otherwise) in any Person. Except as set forth in Schedule 3.5(c), there are no shareholders agreements, voting trusts or other agreements or understandings to which the Purchaser is a party with respect to the voting of any shares of the Purchaser.

(d)           All Indebtedness of the Purchaser is disclosed on Schedule 3.5(d). No Indebtedness of the Purchaser contains any restriction upon: (i) the prepayment of any of such Indebtedness, (ii) the incurrence of Indebtedness by the Purchaser or (iii) the ability of the Purchaser to grant any Lien on its properties or assets.

(e)           Since the date of formation of the Purchaser, and except as contemplated by this Agreement (including any redemptions that may occur in connection with the Extension), the Purchaser has not declared or paid any distribution or dividend in respect of its shares and has not repurchased, redeemed or otherwise acquired any of its shares, and the Purchaser’s board of directors has not authorized any of the foregoing.

3.6          SEC Filings and Purchaser Financials.

(a)           The Purchaser, since its formation, has filed all forms, reports, schedules, statements, registration statements, prospectuses and other documents required to be filed or furnished by the Purchaser with the SEC under the Securities Act and/or the Exchange Act, together with any amendments, restatements or supplements thereto, and will file all such forms, reports, schedules, statements and other documents required to be filed subsequent to the date of this Agreement. Except to the extent available on the SEC’s web site through EDGAR, the Purchaser has delivered to the Company copies in the form filed with the SEC of all of the following: (i) the Purchaser’s annual reports on Form 10-K for each fiscal year of the Purchaser beginning with the first year the Purchaser was required to file such a form, (ii) the Purchaser’s quarterly reports on Form 10-Q for each fiscal quarter that the Purchaser filed such reports to disclose its quarterly financial results in each of the fiscal years of the Purchaser referred to in clause (i) above, (iii) all other forms, reports, registration statements, prospectuses and other documents (other than preliminary materials) filed by the Purchaser with the SEC since the beginning of the first fiscal year referred to in clause (i) above (the forms, reports, registration statements, prospectuses and other documents referred to in clauses (i), (ii) and (iii) above, whether or not available through EDGAR, are collectively, the “SEC Reports”) and (iv) all certifications and statements required by (A) Rules 13a-14 or 15d-14 under the Exchange Act, and (B) 18 U.S.C. §1350 (Section 906 of SOX) with respect to any report referred to in clause (i) above (collectively, the “Public Certifications”). The SEC Reports (x) were prepared in all material respects in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder and (y) did not, as of their respective effective dates (in the case of SEC Reports that are registration statements filed pursuant to the requirements of the Securities Act) and at the time they were filed with the SEC (in the case of all other SEC Reports) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Public Certifications are each true as of their respective dates of filing. As used in this Section 3.6, the term “file” shall be broadly construed to include any manner permitted by

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SEC rules and regulations in which a document or information is furnished, supplied or otherwise made available to the SEC. As of the date of this Agreement, (A) the Purchaser Public Units, the Purchaser Ordinary Shares, the Purchaser Public Rights and the Purchaser Public Warrants are listed on Nasdaq, (B) the Purchaser has not received any written deficiency notice from Nasdaq relating to the continued listing requirements of such Purchaser Securities, (C) there are no Actions pending or, to the Knowledge of the Purchaser, threatened against the Purchaser by the Financial Industry Regulatory Authority with respect to any intention by such entity to suspend, prohibit or terminate the quoting of such Purchaser Securities on Nasdaq and (D) such Purchaser Securities are in compliance with all of the applicable listing and corporate governance rules of Nasdaq.

(b)           The financial statements and notes contained or incorporated by reference in the SEC Reports (the “Purchaser Financials”), fairly present in all material respects the financial position and the results of operations, changes in shareholders’ equity, and cash flows of the Purchaser at the respective dates of and for the periods referred to in such financial statements, all in accordance with (i) GAAP methodologies applied on a consistent basis throughout the periods involved and (ii) Regulation S-X or Regulation S-K, as applicable (except as may be indicated in the notes thereto and for the omission of notes and audit adjustments in the case of unaudited quarterly financial statements to the extent permitted by Regulation S-X or Regulation S-K, as applicable).

(c)           Except as and to the extent reflected or reserved against in the Purchaser Financials, the Purchaser has not incurred any Liabilities or obligations of the type required to be reflected on a balance sheet in accordance with GAAP that is not adequately reflected or reserved on or provided for in the Purchaser Financials, other than Liabilities of the type required to be reflected on a balance sheet in accordance with GAAP that have been incurred since the Purchaser’s formation in the ordinary course of business.

3.7          Absence of Certain Changes. As of the date of this Agreement, except as set forth in Schedule 3.7, the Purchaser has, (a) since its formation, not entered into any material contracts or material agreements, and has conducted no business other than its formation, the public offering of its securities (and the related private offerings), public reporting and its search for an initial Business Combination as described in the IPO Prospectus (including the investigation of the Target Companies and the negotiation and execution of this Agreement) and related activities and (b) since June 30, 2016, not been subject to a Material Adverse Effect.

3.8          Compliance with Laws. The Purchaser is, and has since its formation been, in compliance with all Laws applicable to it and the conduct of its business except for such noncompliance which would not reasonably be expected to have a Material Adverse Effect on the Purchaser, and the Purchaser has not received written notice alleging any violation of applicable Law in any material respect by the Purchaser.

3.9          Actions; Orders; Permits. There is no pending or, to the Knowledge of the Purchaser, threatened material Action to which the Purchaser is subject which would reasonably be expected to have a Material Adverse Effect on the Purchaser. There is no material Action that the Purchaser has pending against any other Person. The Purchaser is not subject to any material Orders of any Governmental Authority, nor are any such Orders pending. The Purchaser holds all material Permits necessary to lawfully conduct its business as presently conducted, and to own, lease and operate its assets and properties, all of which are in full force and effect, except where the failure to hold such Consent or for such Consent to be in full force and effect would not reasonably be expected to have a Material Adverse Effect on the Purchaser.

3.10        Taxes and Returns.

(a)           The Purchaser has or will have timely filed, or caused to be timely filed, all material Tax Returns required to be filed by it, which Tax Returns are true, accurate, correct and complete in all material respects, and has paid, collected or withheld, or caused to be paid, collected or withheld, all material Taxes required to be paid, collected or withheld, other than such Taxes for which adequate reserves in the Purchaser Financials have been established in accordance with GAAP. Schedule 3.10(a) sets forth each jurisdiction where the Purchaser files or is required to file a Tax Return. There are no audits, examinations, investigations or other proceedings pending against the Purchaser in respect of any Tax, and the Purchaser has not been notified in writing of any proposed Tax claims or assessments against the Purchaser (other than, in each case, claims or assessments for which adequate reserves in the Purchaser Financials have been established in accordance with GAAP or are immaterial in amount). There are no Liens with respect to any Taxes upon any of the Purchaser’s assets, other than Permitted Liens. The Purchaser has no outstanding waivers or extensions of any applicable statute of limitations to assess any material amount of Taxes. There are no outstanding requests by the Purchaser for any extension of time within which to file any Tax Return or within which to pay any Taxes shown to be due on any Tax Return.

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(b)           Since the date of its formation, the Purchaser has not (i) changed any Tax accounting methods, policies or procedures except as required by a change in Law, (ii) made, revoked, or amended any material Tax election, (iii) filed any amended Tax Returns or claim for refund or (iv) entered into any closing agreement affecting or otherwise settled or compromised any material Tax Liability or refund.

3.11        Employees and Employee Benefit Plans. The Purchaser does not (a) have any paid employees or (b) maintain, sponsor, contribute to or otherwise have any Liability under, any Benefit Plans.

3.12        Properties. The Purchaser does not own, license or otherwise have any right, title or interest in any material Intellectual Property. The Purchaser does not own or lease any material real property or Personal Property.

3.13        Material Contracts.

(a)           Except as set forth on Schedule 3.13(a), other than this Agreement and the Ancillary Documents, there are no Contracts to which the Purchaser is a party or by which any of its properties or assets may be bound, subject or affected, which (i) creates or imposes a Liability greater than $100,000, (ii) may not be cancelled by the Purchaser on less than sixty (60) days’ prior notice without payment of a material penalty or termination fee or (iii) prohibits, prevents, restricts or impairs in any material respect any business practice of the Purchaser as its business is currently conducted, any acquisition of material property by the Purchaser, or restricts in any material respect the ability of the Purchaser from engaging in business as currently conducted by it or from competing with any other Person (each, a “Purchaser Material Contract”). All Purchaser Material Contracts have been made available to the Company other than those that are exhibits to the SEC Reports.

(b)           With respect to each Purchaser Material Contract: (i) the Purchaser Material Contract was entered into at arms’ length and in the ordinary course of business; (ii) the Purchaser Material Contract is legal, valid, binding and enforceable in all material respects against the Purchaser and, to the Knowledge of the Purchaser, the other parties thereto, and is in full force and effect (except as such enforcement may be limited by the Enforceability Exceptions); (iii) the Purchaser is not in breach or default in any material respect, and no event has occurred that with the passage of time or giving of notice or both would constitute such a breach or default in any material respect by the Purchaser, or permit termination or acceleration by the other party, under such Purchaser Material Contract; and (iv) to the Knowledge of the Purchaser, no other party to any Purchaser Material Contract is in breach or default in any material respect, and no event has occurred that with the passage of time or giving of notice or both would constitute such a breach or default by such other party, or permit termination or acceleration by the Purchaser under any Purchaser Material Contract.

3.14        Transactions with Affiliates. Schedule 3.14 sets forth a true, correct and complete list of the Contracts and arrangements that are in existence as of the date of this Agreement under which there are any existing or future Liabilities or obligations between the Purchaser and any (a) present or former director, officer or employee or Affiliate of the Purchaser, or any family member of any of the foregoing, or (b) record or beneficial owner of more than five percent (5%) of the Purchaser’s outstanding Purchaser Ordinary Shares as of the date hereof.

3.15        Investment Company Act. The Purchaser is not an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company”, in each case within the meaning of the Investment Company Act of 1940, as amended.

3.16        Finders and Brokers. Except as set forth on Schedule 3.16, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission from the Purchaser, the Target Companies or any of their respective Affiliates in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Purchaser.

3.17        Ownership of Merger Consideration Shares. All Merger Consideration Shares to be issued and delivered to the Company Shareholders in accordance with Article I shall be, upon issuance and delivery of such Purchaser Ordinary Shares, fully paid and non-assessable, free and clear of all Liens, other than restrictions arising from applicable securities Laws, the Lock-Up Agreement, the Registration Rights Agreement, the Escrow Agreement, and any Liens incurred by the Company or any Company Shareholder, and the issuance and sale of such Purchaser Ordinary Shares pursuant hereto will not be subject to or give rise to any preemptive rights or rights of first refusal.

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3.18        Certain Business Practices.

(a)           Neither the Purchaser, nor any of its Representatives acting on its behalf, has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees, to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, (iii) made any other unlawful payment or (iv) since the formation of the Purchaser, directly or indirectly, given or agreed to give any gift or similar benefit in any material amount to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder the Purchaser or assist it in connection with any actual or proposed transaction.

(b)           The operations of the Purchaser are and have been conducted at all times in compliance with laundering statutes in all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority, and no Action involving the Purchaser with respect to the any of the foregoing is pending or, to the Knowledge of the Purchaser, threatened.

(c)           None of the Purchaser or any of its directors or officers, or, to the Knowledge of the Purchaser, any other Representative acting on behalf of the Purchaser is currently identified on the specially designated nationals or other blocked person list or otherwise currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), and the Purchaser has not, directly or indirectly, used any funds, or loaned, contributed or otherwise made available such funds to any Subsidiary, joint venture partner or other Person, in connection with any sales or operations in any country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to, or otherwise in violation of, any U.S. sanctions administered by OFAC in the last five (5) fiscal years.

3.19        Insurance. Schedule 3.19 lists all insurance policies (by policy number, insurer, coverage period, coverage amount, annual premium and type of policy) held by the Purchaser relating to the Purchaser or its business, properties, assets, directors, officers and employees, copies of which have been provided to the Company. All premiums due and payable under all such insurance policies have been timely paid and the Purchaser is otherwise in material compliance with the terms of such insurance policies. All such insurance policies are in full force and effect, and to the Knowledge of the Purchaser, there is no threatened termination of, or material premium increase with respect to, any of such insurance policies. There have been no insurance claims made by the Purchaser. The Purchaser has each reported to its insurers all claims and pending circumstances that would reasonably be expected to result in a claim, except where such failure to report such a claim would not be reasonably likely to have a Material Adverse Effect on the Purchaser.

3.20        Independent Investigation. Without limiting Section 6.4(c) hereof, the Purchaser has conducted its own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) or assets of the Target Companies, and acknowledge that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of the Target Companies for such purpose. The Purchaser acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, it has relied solely upon its own investigation and the express representations and warranties of the Company set forth in Article IV (including the related portions of the Company Disclosure Schedules); and (b) none of the Company nor its respective Representatives have made any representation or warranty as to the Target Companies, or this Agreement, except as expressly set forth in Article IV (including the related portions of the Company Disclosure Schedules).

Article IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the disclosure schedules delivered by the Company to the Purchaser on the date hereof (the “Company Disclosure Schedules”), the Section numbers of which are numbered to correspond to the Section numbers of this Agreement to which they refer, the Company hereby represents and warrants to the Purchaser, as of the date hereof and as of the Closing, as follows:

4.1          Due Organization and Good Standing. The Company is an exempted company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each Subsidiary of the Company is a corporation or other entity duly formed, validly existing and in good standing under the Laws of its

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jurisdiction of organization and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Except as set forth in Schedule 4.1, each Target Company is duly qualified or licensed and in good standing in the jurisdiction in which it is incorporated or registered and in each other jurisdiction where it does business or operates to the extent that the character of the property owned, or leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary. Schedule 4.1 lists all jurisdictions in which any Target Company is qualified to conduct business and all names other than its legal name under which any Target Company does business. The Company has provided to the Purchaser accurate and complete copies of its Organizational Documents and the Organizational Documents of each of its Subsidiaries, each as amended to date and as currently in effect. No Target Company is in violation of any provision of its Organizational Documents.

4.2          Authorization; Binding Agreement. The Company has all requisite corporate power and authority to execute and deliver this Agreement and each Ancillary Document to which it is or is required to be a party, to perform the Company’s obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and each Ancillary Document to which the Company is or is required to be a party and the consummation of the transactions contemplated hereby and thereby, (i) have been duly and validly authorized by the Company’s board of directors, including the Majority Preference Share Director (as such term is defined in the Company Charter), in all cases only to the extent required by the Company Charter, Cayman Law, any other applicable Law or any Contract to which the Company or any of its shareholders is a party or by which or its securities are bound and (ii) other than the Company Shareholder Approval, no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement and each Ancillary Document to which it is a party or to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each Ancillary Document to which the Company is or is required to be a party shall be when delivered, duly and validly executed and delivered by the Company and assuming the due authorization, execution and delivery of this Agreement and any such Ancillary Document by the other parties hereto and thereto, constitutes, or when delivered shall constitute, the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions. The Voting Agreements delivered by the Company include holders representing at least sixty-seven percent (67%) of the As-Converted Company Shares entitled to vote on the matters relating to this Agreement, and such Voting Agreements are in full force and effect. The Company Written Consents include consents from the Majority Series C Holders, the Key Series D Holders, and the Required Key Investors, and are in full force and effect and have not been revoked.

4.3          Capitalization.

(a)           The Company is authorized to issue 309,651,804 Company Ordinary Shares, 54,500,000 of which shares are issued and outstanding, and is authorized to issue 205,236,218 Company Preferred Shares, 197,387,675 of which shares are issued and outstanding. With respect to the Company Preferred Shares, (i) 40,000,000 shares are designated as Series A Preferred Shares, of which 39,900,000 shares are issued and outstanding, (ii) 82,857,143 shares are designated as Series B Preferred Shares, of which 82,857,143 shares are issued and outstanding, (iii) 52,727,271 shares are designated as Series C Preferred Shares, of which 50,909,089 shares are issued and outstanding, (iv) 29,651,804 shares are designated as Series D Preferred Shares, of which 23,721,443 shares are issued and outstanding and (v) no other Company Preferred shares have been designated or issued. Prior to giving effect to the transactions contemplated by this Agreement, all of the issued and outstanding Company Shares and other equity interests of the Company are set forth on Schedule 4.3(a), along with the legal (registered) and beneficial owners thereof, all of which shares and other equity interests are owned free and clear of any Liens other than those imposed under the Company Charter. All of the outstanding shares and other equity interests in or of the Company have been duly authorized, are fully paid and non-assessable and not in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Cayman Law, any other applicable Law, the Company Charter or any Contract to which the Company is a party or by which it or its securities are bound. The Company holds no shares or other equity interests in or of the Company in its treasury. None of the outstanding shares or other equity interests in or of the Company were issued in violation of any applicable securities Laws. The rights, privileges and preferences of the Company Preferred Shares are as stated in the Company Charter and as provided by Cayman Law.

(b)           Schedule 4.3(b), sets forth the beneficial and record owners of all outstanding Company options and warrants (including in each case the grant date, number and type of shares issuable thereunder, the exercise price, the expiration date and any vesting schedule). Other than as set forth on Schedule 4.3(b), there are no options,

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warrants or other rights to subscribe for or purchase any shares or other equity interests in or of the Company or securities convertible into or exchangeable for, or that otherwise confer on the holder any right to acquire any shares or other equity interests in or of the Company, or preemptive rights or rights of first refusal or first offer, nor are there any Contracts, commitments, arrangements or restrictions to which the Company or, to the Knowledge of the Company, any of its shareholders is a party or bound relating to any equity securities of the Company, whether or not outstanding. There are no outstanding or authorized equity appreciation, phantom equity or similar rights with respect to the Company. Except as set forth on Schedule 4.3(b), there are no voting trusts, proxies, shareholder agreements or any other agreements or understandings with respect to the voting of the Company’s shares or other equity interests. Except as set forth in the Company Charter, there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares or other equity interests or securities in or of the Company, nor has the Company granted any registration rights to any Person with respect to the Company’s equity securities. All of the Company’s securities have been granted, offered, sold and issued in compliance with all applicable securities Laws. As a result of the consummation of the transactions contemplated by this Agreement, no shares or other equity interests in or of the Company are issuable and no rights in connection with any interests, warrants, rights, options or other securities of the Company accelerate or otherwise become triggered (whether as to vesting, exercisability, convertibility or otherwise).

(c)           Except as set forth on Schedule 4.3(c), since January 1, 2010, the Company has not declared or paid any distribution or dividend in respect of its shares or other equity interests and has not repurchased, redeemed or otherwise acquired any shares or other equity interests in or of the Company, and the board of directors of the Company has not authorized any of the foregoing.

4.4          Subsidiaries.

(a)           Schedule 4.4(a) sets forth the name of each Subsidiary of the Company, and with respect to each Subsidiary (a) its jurisdiction of organization, (b) its authorized shares or other equity interests (if applicable), and (c) the number of issued and outstanding shares or other equity interests and the record holders and beneficial owners thereof. All of the outstanding equity securities of each Subsidiary of the Company are duly authorized and validly issued, fully paid and non-assessable (if applicable), and were offered, sold and delivered in material compliance with all applicable securities Laws, and owned by the Company or one of its Subsidiaries free and clear of all Liens (other than those, if any, imposed by such Subsidiary’s Organizational Documents). There are no Contracts to which the Company or any of its Affiliates is a party or bound with respect to the voting (including voting trusts or proxies) of the shares or other equity interests of any Subsidiary of the Company other than the Organizational Documents of any such Subsidiary. There are no outstanding or authorized options, warrants, rights, agreements, subscriptions, convertible securities or commitments to which any Subsidiary of the Company is a party or which are binding upon any Subsidiary of the Company providing for the issuance or redemption of any shares or other equity interests in or of any Subsidiary of the Company. There are no outstanding equity appreciation, phantom equity, profit participation or similar rights granted by any Subsidiary of the Company. Except as set forth on Schedule 4.4(a), no Subsidiary of the Company has any limitation on its ability to make any distributions or dividends to its equity holders, whether by Contract, Order or applicable Law. Except for the equity interests of the Subsidiaries listed on Schedule 4.4(a), the Company does not own or have any rights to acquire, directly or indirectly, any shares or other equity interests of, or otherwise Control, any Person. None of the Company or its Subsidiaries is a participant in any joint venture, partnership or similar arrangement. There are no outstanding contractual obligations of the Company or its Subsidiaries to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person.

(b)           Borqs HK is the legal and beneficial owner of one hundred percent (100%) of the issued and outstanding equity interests of the WFOE. There are no outstanding options, warrants, rights (including conversion rights, preemptive rights, rights of first refusal or similar rights) or agreements to purchase or acquire any equity interest, or any securities convertible into or exchangeable for an equity interest, of the WFOE. The WFOE is a party to certain variable interest entity contracts with each VIE Entity, and the shareholders thereof (the “VIE Shareholders”), which are set forth on Schedule 4.4(b) (the “VIE Contracts”), pursuant to which the profits of each VIE Entity are paid to the WFOE and each VIE Entity is contractually controlled by the WFOE. The WFOE operates its business in Beijing, China.

(c)           The capital and organizational structure of each Target Company organized or registered in the PRC (each, a “PRC Target Company”) are valid and in full compliance with the applicable PRC Laws. The registered capital of each PRC Target Company has been fully paid up in accordance with the schedule of payment

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stipulated in its articles of association, approval documents, certificates of approval and legal person business license (collectively, the “PRC Establishment Documents”) and in compliance with applicable PRC Laws, and there is no outstanding capital contribution commitment. The Establishment Documents of each PRC Target Company has been duly approved and filed in accordance with the laws of the PRC and are valid and enforceable. The business scope specified in the PRC Establishment Documents of the PRC Target Companies complies in all material respects with the requirements of all applicable PRC Laws, and the operation and conduct of business by, and the term of operation of the PRC Target Companies in accordance with the PRC Establishment Documents is in compliance in all material respects with applicable PRC Laws

4.5          Governmental Approvals. Except as otherwise described in Schedule 4.5, no Consent of or with any Governmental Authority on the part of any Target Company is required to be obtained or made in connection with the execution, delivery or performance by the Company of this Agreement or any Ancillary Documents or the consummation by the Company of the transactions contemplated hereby or thereby other than (a) such filings as contemplated by this Agreement and (b) pursuant to Antitrust Laws.

4.6          Non-Contravention. Except as otherwise described in Schedule 4.6, the execution and delivery by the Company (or any other Target Company, as applicable) of this Agreement and each Ancillary Document to which any Target Company is a party or otherwise bound, and the consummation by any Target Company of the transactions contemplated hereby and thereby and compliance by any Target Company with any of the provisions hereof and thereof, will not (a) conflict with or violate any provision of any Target Company’s Organizational Documents, (b) subject to obtaining the Consents from Governmental Authorities referred to in Section 4.5 hereof, the waiting periods referred to therein having expired, and any condition precedent to such Consent or waiver having been satisfied, conflict with or violate any Law, Order or Consent applicable to any Target Company or any of their properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by any Target Company under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien upon any of the properties or assets of any Target Company under, (viii) give rise to any obligation to obtain any third party Consent or provide any notice to any Person or (ix) give any Person the right to declare a default, exercise any remedy, claim a rebate, chargeback, penalty or change in delivery schedule, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of any Company Material Contract, except for any deviations from any of the foregoing clauses (b) or (c), that would not reasonably be expected to have a Material Adverse Effect on any Target Company.

4.7          Financial Statements.

(a)           As used herein, the term “Company Financials” means the (i) audited consolidated financial statements of the Target Companies (including, in each case, any related notes thereto), consisting of the consolidated balance sheets of the Target Companies as of December 31, 2015 and December 31, 2014, and the related consolidated audited income statements, changes in shareholder equity and statements of cash flows for the years then ended, (ii) the Company prepared and auditor reviewed financial statements, consisting of the consolidated balance sheet of the Target Companies as of June 30, 2016 (the “Interim Balance Sheet Date”) and the related consolidated income statement, changes in shareholder equity and statement of cash flows for the six (6) months then ended, and (iii) the unaudited financial statements, consisting of the consolidated balance sheet of the Target Companies as of September 30, 2016 and the related unaudited consolidated income statement, changes in shareholder equity and statement of cash flows for the nine (9) months then ended. True and correct copies of the Company Financials have been provided to the Purchaser. The Company Financials (i) accurately reflect the books and records of the Target Companies as of the times and for the periods referred to therein, (ii) were prepared in accordance with GAAP, consistently applied throughout and among the periods involved (except that the unaudited statements exclude the footnote disclosures and other presentation items required for GAAP and exclude year-end adjustments which will not be material in amount), and (iii) fairly present in all material respects the consolidated financial position of the Target Companies as of the respective dates thereof and the consolidated results of the operations and cash flows of the Target Companies for the periods indicated.

(b)           Each Target Company maintains accurate books and records reflecting its assets and Liabilities and maintains proper and adequate internal accounting controls that provide reasonable assurance that (i) such Target Company does not maintain any off-the-book accounts and that such Target Company’s assets are used only

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in accordance with the Target Company’s management directives, (ii) transactions are executed with management’s authorization, (iii) transactions are recorded as necessary to permit preparation of the financial statements of such Target Company and to maintain accountability for such Target Company’s assets, (iv) access to such Target Company’s assets is permitted only in accordance with management’s authorization, (v) the reporting of such Target Company’s assets is compared with existing assets at regular intervals and verified for actual amounts, and (vi) accounts, notes and other receivables and inventory are recorded accurately, and proper and adequate procedures are implemented to effect the collection of accounts, notes and other receivables on a current and timely basis. No Target Company has been subject to or involved in any material fraud that involves management or other employees who have a significant role in the internal controls over financial reporting of any Target Company. Since January 1, 2013, no Target Company or its Representatives has received any written complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of any Target Company or its internal accounting controls, including any material written complaint, allegation, assertion or claim that any Target Company has engaged in questionable accounting or auditing practices.

(c)           No Target Company has ever been subject to the reporting requirements of Sections 13(a) and 15(d) of the Exchange Act.

(d)           Except as disclosed on Schedule 4.7(d), the Target Companies have no Indebtedness. Except as disclosed on Schedule 4.7(d), no Indebtedness of any Target Company contains any restriction upon (i) the prepayment of any of such Indebtedness, (ii) the incurrence of Indebtedness by any Target Company, or (iii) the ability of the Target Companies to grant any Lien on their respective properties or assets.

(e)           Except as set forth on Schedule 4.7(e), no Target Company is subject to any Liabilities or obligations (whether or not required to be reflected on a balance sheet prepared in accordance with GAAP), except for those that are either (i) adequately reflected or reserved on or provided for in the consolidated balance sheet of the Company and its Subsidiaries as of the Interim Balance Sheet Date contained in the Company Financials or (ii) not material and that were incurred after the Interim Balance Sheet Date in the ordinary course of business consistent with past practice (other than Liabilities for breach of any Contract or violation of any Law).

(f)            All financial projections with respect to the Target Companies that were delivered by or on behalf of the Company to the Purchaser or its Representatives were prepared in good faith using assumptions that the Company believes to be reasonable.

4.8          Absence of Certain Changes. Except as set forth on Schedule 4.8, since June 30, 2016, each Target Company has (a) conducted its business only in the ordinary course of business consistent with past practice, (b) not been subject to a Material Adverse Effect and (c) has not taken any action or committed or agreed to take any action that would be prohibited by Section 5.2(b) (without giving effect to Schedule 5.2) if such action were taken on or after the date hereof without the consent of the Purchaser.

4.9          Compliance with Laws. Except as set forth on Schedule 4.9, no Target Company is or has been in material conflict or material non-compliance with, or in material default or violation of, nor has any Target Company received, since January 1, 2010, any written or, to the Knowledge of the Company, oral notice of any material conflict or non-compliance with, or material default or violation of, any applicable Laws by which it or any of its properties, assets, employees, business or operations are or were bound or affected. The WFOE has complied in all material respects with all applicable PRC Laws in connection with foreign exchange.

4.10        Company Permits. Each Target Company (and its employees who are legally required to be licensed by a Governmental Authority in order to perform his or her duties with respect to his or her employment with any Target Company), holds all Permits necessary to lawfully conduct in all material respects its business as presently conducted and as currently contemplated to be conducted, and to own, lease and operate its assets and properties, including all Permits with the PRC State Administration of Foreign Exchange (collectively, the “Company Permits”). The Company has made available to the Purchaser true, correct and complete copies of all material Company Permits. All of the Company Permits are in full force and effect, and no suspension or cancellation of any of the Company Permits is pending or, to the Company’s Knowledge, threatened. No Target Company is in violation in any material respect of the terms of any Company Permit. All filings and registrations with PRC Governmental Authorities required in respect of each of the PRC Target Companies and its operations, including the registrations with the Ministry of Commerce, the State Administration of Industry and Commerce, the State Administration for Foreign Exchange, tax bureau, customs authorities, product registration authorities and health regulatory authorities, as applicable, have been duly completed in accordance with applicable PRC Law.

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4.11        Litigation. Except as described on Schedule 4.11, there is no (a) Action of any nature pending or, to the Company’s Knowledge, threatened, nor is there any reasonable basis for any Action to be made (and no such Action has been brought or, to the Company’s Knowledge, threatened since January 1, 2013); or (b) Order pending now or rendered by a Governmental Authority since January 1, 2013, in either case of (a) or (b) by or against any Target Company, its current or former directors, officers or equity holders (provided, that any litigation involving the directors, officers or equity holders of a Target Company must be related to the Target Company’s business, equity securities or assets), its business, equity securities or assets. The items listed on Schedule 4.11, if finally determined adverse to the Target Companies, will not have, either individually or in the aggregate, a Material Adverse Effect upon any Target Company. Since January 1, 2010, none of the current or former officers, senior management or directors of any Target Company have been charged with, indicted for, arrested for, or convicted of any felony or any crime involving fraud.

4.12        Material Contracts.

(a)           Schedule 4.12(a) sets forth a true, correct and complete list of, and the Company has made available to the Purchaser (including written summaries of oral Contracts), true, correct and complete copies of, each Contract to which any Target Company is a party or by which any Target Company, or any of its properties or assets are bound or affected (each contract required to be set forth on Schedule 4.12(a), a “Company Material Contract”) that:

(i)            contains covenants that limit the ability of any Target Company (A) to compete in any line of business or with any Person or in any geographic area or to sell, or provide any service or product or solicit any Person, including any non-competition covenants, employee and customer non-solicit covenants, exclusivity restrictions, rights of first refusal or most-favored pricing clauses or (B) to purchase or acquire an interest in any other Person;

(ii)           involves any joint venture, profit-sharing, partnership, limited liability company or other similar agreement or arrangement relating to the formation, creation, operation, management or control of any partnership or joint venture;

(iii)          involves any exchange traded, over the counter or other swap, cap, floor, collar, futures contract, forward contract, option or other derivative financial instrument or Contract, based on any commodity, security, instrument, asset, rate or index of any kind or nature whatsoever, whether tangible or intangible, including currencies, interest rates, foreign currency and indices;

(iv)          evidences Indebtedness (whether incurred, assumed, guaranteed or secured by any asset) of any Target Company having an outstanding principal amount in excess of $50,000;

(v)           Other than outstanding Company Options, involves the acquisition or disposition, directly or indirectly (by merger or otherwise), of assets with an aggregate value in excess of $100,000 (other than in the ordinary course of business consistent with past practice) or shares or other equity interests in or of any Target Company or another Person;

(vi)          by its terms, individually or with all related Contracts, calls for aggregate payments or receipts by the Target Companies under such Contract or Contracts of at least $100,000 per year or $250,000 in the aggregate (provided, that the parties agree that solely for purposes of listing any such Contracts described in this clause (vi) on Schedule 4.12(a) (but not for purposes of the definition of “Company Material Contract”), the Company shall only be required to list Contracts of at least $1,000,000 per year of $1,000,000 in the aggregate);

(vii)         obligates the Target Companies to provide continuing indemnification or a guarantee of obligations of a third party after the date hereof in excess of $50,000;

(viii)        is between any Target Company and any directors, officers or employees of a Target Company (other than at-will employment arrangements with employees entered into in the ordinary course of business consistent with past practice), including all non-competition, severance and indemnification agreements, or any Related Person;

(ix)          is a VIE Contract or otherwise is between (A) the Company, Borqs HK and/or the WFOE, on the one hand, and (B) a VIE Entity or any Subsidiary of a VIE Entity or the shareholders of any of the foregoing, on the other hand;

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(x)           obligates the Target Companies to make any capital commitment or expenditure in excess of $50,000 (including pursuant to any joint venture);

(xi)          relates to a material settlement entered into within three (3) years prior to the date of this Agreement or under which any Target Company has outstanding obligations (other than monetary obligations for less than $100,000 in the aggregate or customary confidentiality obligations);

(xii)         provides another Person (other than another Target Company or any manager, director or officer of any Target Company) with a power of attorney;

(xiii)        relates to the development, ownership, licensing, or use by the Company of any Intellectual Property; or relates to the licensing or use by any Person of any Company owned Intellectual Property

(xiv)        is otherwise material to any Target Company and not described in clauses (i) through (xii) above.

(b)           Except as disclosed in Schedule 4.12(b), with respect to each Company Material Contract: (i) such Company Material Contract is valid and binding and enforceable in all respects against the Target Company party thereto (subject to the Enforceability Exceptions) and, to the Knowledge of the Company, each other party thereto, and is in full force and effect; (ii) the consummation of the transactions contemplated by this Agreement will not affect the validity or enforceability of any Company Material Contract; (iii) no Target Company is in breach or default in any material respect, and no event has occurred that with the passage of time or giving of notice or both would constitute a breach or default by any Target Company, or permit termination or acceleration by the other party thereto, under such Company Material Contract; (iv) to the Knowledge of the Company, no other party to such Company Material Contract is in breach or default in any respect, and no event has occurred that with the passage of time or giving of notice or both would constitute such a breach or default by such other party, or permit termination or acceleration by any Target Company, under such Company Material Contract; (v) no Target Company has received written or, to the Knowledge of the Company, oral notice of an intention by any party to any such Company Material Contract that provides for a continuing obligation by any party thereto to terminate such Company Material Contract or amend the terms thereof, other than modifications in the ordinary course of business that do not adversely affect any Target Company; and (vi) no Target Company has waived any rights under any such Material Contract.

4.13        Intellectual Property.

(a)           Schedule 4.13(a)(i) sets forth all Patents and Patent applications, Trademarks and service mark registrations and applications, copyright registrations and applications and registered Internet Assets and applications owned by a Target Company or otherwise used or held for use by a Target Company in which a Target Company is the owner, applicant or assignee (“Company Registered IP”), specifying as to each item, as applicable, (A) the nature of the item, including the title, (B) the owner of the item, (C) the jurisdiction in which the item is registered or in which an application for issuance or registration has been filed and (D) the issuance, registration, or application numbers and dates; and (ii) all material unregistered Intellectual Property owned or purported to be owned by a Target Company. Schedule 4.13(a)(ii) sets forth all material Intellectual Property licenses, sublicenses, and other agreements or permissions that the Company has received (“Company IP Licenses”) (excluding “shrink wrap,” click wrap, and “off the shelf” software agreements for Software commercially available on reasonable terms to the public generally, with license, maintenance, support, and other fees of less than $50,000 per year (collectively, “Off the Shelf Software Agreements”), which are not required to be listed, although such licenses are “Company IP Licenses” as that term is used herein), under which a Target Company is a licensee or is authorized to use or practice any Intellectual Property. Each Target Company owns, free and clear of all Liens (other than Permitted Liens), has valid and enforceable rights in, and has the right to use, sell, license, transfer or assign, all Intellectual Property owned by or exclusively licensed to the Company that is currently used, licensed or held for use by such Target Company, except for the Intellectual Property that is the subject of the Company IP Licenses. Except as set forth on Schedule 4.13(a)(iii), all Company Registered IP is owned exclusively by the applicable Target Company without obligation to pay royalties, licensing fees or other fees, or otherwise account to any third party with respect to such Company Registered IP.

(b)           Each Target Company has a valid and enforceable license to use all Intellectual Property that is the subject of the Company IP Licenses applicable to such Target Company. The Company IP Licenses include all of the licenses, sublicenses and other agreements or permissions necessary to operate the Target Companies as presently conducted. Each Target Company is and has been in compliance in all material respects with all obligations imposed

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on it in the Company IP Licenses, and such Target Company is not, nor, to the Knowledge of the Company, is any other party thereto, in material breach or material default thereunder, nor, to the Knowledge of the Company, has any event occurred that with notice or lapse of time or both would constitute a default thereunder. All registrations for Copyrights, Patents, Trademarks and Internet Assets that are owned by or exclusively licensed to any Target Company are valid and in force, and all applications to register any Copyrights, Patents and Trademarks are pending and in good standing, all without challenge of any kind. No Target Company is party to any Contract that requires a Target Company to assign to any Person all of its rights in any Intellectual Property developed by a Target Company under such Contract.

(c)           With respect to all agreements under which a Target Company is a licensor (each, an “Outbound IP License”), each Target Company has performed all material obligations imposed on it in the Outbound IP Licenses, and such Target Company is not, nor, to the Knowledge of the Company, is any other party thereto, in breach or default thereunder, nor has any event occurred that with notice or lapse of time or both would constitute a default thereunder.

(d)           No Action is pending or, to the Company’s Knowledge, threatened against a Target Company that challenges the validity, enforceability, ownership, or right to use, sell, license or sublicense any Intellectual Property currently owned or licensed or purported to be owned or licensed by the Target Companies in any material respect. No Target Company has received any written or, to the Knowledge of the Company, oral notice or claim asserting or suggesting that any infringement, misappropriation, violation, dilution or unauthorized use of the Intellectual Property of any other Person is or may be occurring or has or may have occurred, as a consequence of the business activities of any Target Company. There are no Orders to which any Target Company is a party or its otherwise bound that (i) restrict the rights of a Target Company to use, transfer, license or enforce any Intellectual Property owned by a Target Company, (ii) restrict the conduct of the business of a Target Company in order to accommodate a third Person’s Intellectual Property, or (iii) other than the Outbound IP Licenses, grant any third Person any right with respect to any Intellectual Property owned by a Target Company. No Target Company is currently infringing, or has, in the past, infringed, misappropriated or violated any Intellectual Property of any other Person in any material respect in connection with the ownership, use or license of any Intellectual Property owned or purported to be owned by a Target Company, the foregoing representation being given to the Knowledge of the Company as to third party Patent rights and Trademark rights, or, to the Knowledge of the Company, otherwise in connection with the conduct of the respective businesses of the Target Companies. To the Company’s Knowledge, no third party is infringing upon, has misappropriated or is otherwise violating any Intellectual Property owned, licensed by, licensed to, or otherwise used or held for use by any Target Company (“Company IP”) in any material respect.

(e)           No current or former officers, employees or independent contractors of a Target Company have claimed any ownership interest in any Intellectual Property owned by a Target Company and that is related to such Target Company’s business. To the Knowledge of the Company, there has been no violation of a Target Company’s policies or practices related to protection of Company IP or any confidentiality or nondisclosure Contract relating to the Intellectual Property owned by a Target Company. The Company has made available to the Purchaser true and complete copies of all written Contracts referenced in subsections under which employees and independent contractors who developed or contributed Intellectual Property for a Target Company that is related to the Target Company’s business assigned their Intellectual Property to a Target Company. To the Company’s Knowledge, none of the employees of any Target Company is obligated under any Contract, or subject to any Order, that would materially interfere with the use of such employee’s best efforts to promote the interests of the Target Companies, or that would materially conflict with the business of any Target Company as presently conducted. Each Target Company has taken reasonable security measures in order to protect the secrecy, confidentiality and value of the material Company IP.

(f)            To the Knowledge of the Company, no Person has obtained unauthorized access to third party information and data in the possession of a Target Company, nor has there been any other material compromise of the security, confidentiality or integrity of such information or data. Each Target Company has complied with all applicable Laws relating to privacy, personal data protection, and the collection, processing and use of personal information and its own privacy policies and guidelines. The operation of the business of the Target Companies has not and does not violate any right to privacy or publicity of any third person, or constitute unfair competition or trade practices under applicable Law.

(g)           The consummation of any of the transactions contemplated by this Agreement will not result in the material breach, material modification, termination, suspension of, or acceleration of any payments with respect to, or release of source code because of (i) any Contract providing for the license or other use of Intellectual Property

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owned by a Target Company, or (ii) any Company IP License. Following the Closing, the Company shall be permitted to exercise, directly or indirectly through its Subsidiaries, all of the Target Companies’ rights under the Company IP Licenses to the same extent that the Target Companies would have been able to exercise had the transactions contemplated by this Agreement not occurred, without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which the Target Companies would otherwise be required to pay in the absence of such transactions.

4.14        Taxes and Returns.

(a)           Each Target Company has or will have timely filed, or caused to be timely filed, all material Tax Returns required to be filed by it (taking into account all available extensions), which Tax Returns are true, accurate, correct and complete in all material respects, and has paid, collected or withheld, or caused to be paid, collected or withheld, all material Taxes required to be paid, collected or withheld, other than such Taxes for which adequate reserves in the Company Financials have been established. Each Target Company has complied in all material respects with all applicable Laws relating to Tax.

(b)           There is no current pending or, to the Knowledge of the Company, threatened Action against a Target Company by a Governmental Authority in a jurisdiction where the Target Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction.

(c)           No Target Company is being audited by any Tax authority or has been notified in writing or, to the Knowledge of the Company, orally by any Tax authority that any such audit is contemplated or pending. There are no claims, assessments, audits, examinations, investigations or other Actions pending against a Target Company in respect of any Tax, and no Target Company has been notified in writing of any proposed Tax claims or assessments against it (other than, in each case, claims or assessments for which adequate reserves in the Company Financials have been established).

(d)           There are no Liens with respect to any Taxes upon any Target Company’s assets, other than Permitted Liens.
(e)           Each Target Company has collected or withheld all Taxes currently required to be collected or withheld by it, and all such Taxes have been paid to the appropriate Governmental Authorities or set aside in appropriate accounts for future payment when due.

(f)            No Target Company has any outstanding waivers or extensions of any applicable statute of limitations to assess any material amount of Taxes. There are no outstanding requests by a Target Company for any extension of time within which to file any Tax Return or within which to pay any Taxes shown to be due on any Tax Return.

(g)           No Target Company has made any change in accounting method (except as required by a change in Law) or received a ruling from, or signed an agreement with, any taxing authority that would reasonably be expected to have a material impact on its Taxes following the Closing.

(h)           No Target Company has participated in, or sold, distributed or otherwise promoted, any “reportable transaction,” as defined in Treasury Regulation section 1.6011-4.

(i)            No Target Company has any Liability for the Taxes of another Person (other than another Target Company) (i) under any applicable Tax Law, (ii) as a transferee or successor, or (iii) by contract, indemnity or otherwise (excluding commercial agreements entered into in the ordinary course of business the primary purpose of which was not the sharing of Taxes). No Target Company is a party to or bound by any Tax indemnity agreement, Tax sharing agreement or Tax allocation agreement or similar agreement, arrangement or practice (excluding commercial agreements entered into in the ordinary course of business the primary purpose of which was not the sharing of Taxes) with respect to Taxes (including advance pricing agreement, closing agreement or other agreement relating to Taxes with any Governmental Authority) that will be binding on such Target Company with respect to any period following the Closing Date.

(j)            No Target Company has requested, or is it the subject of or bound by any private letter ruling, technical advice memorandum, closing agreement or similar ruling, memorandum or agreement with any Governmental Authority with respect to any Taxes, nor is any such request outstanding.

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(k)           No Target Company: (i) has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of securities (to any Person or entity that is not a member of the consolidated group of which the Company is the common parent corporation) qualifying for, or intended to qualify for, Tax-free treatment under Section 355 of the Code (A) within the two-year period ending on the date hereof or (B) in a distribution which could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in conjunction with the transactions contemplated by this Agreement; or (ii) is or has ever been (A) a U.S. real property holding corporation within the meaning of Section 897(c)(2) of the Code, or (B) a member of any consolidated, combined, unitary or affiliated group of corporations for any Tax purposes other than a group of which the Company is or was the common parent corporation.

(l)            No Target Company is treated as a domestic corporation under Section 7874(b) of the Code.

(m)          No Target Company is aware of any fact or circumstance that would reasonably be expected to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

4.15        Real Property. With respect to any premises currently leased or subleased or otherwise used or occupied by a Target Company for the operation of the business of a Target Company, the Company has provided to the Purchaser a true and complete copy of all current leases, lease guarantees, agreements and documents related thereto, including all amendments, terminations and modifications thereof or waivers thereto (collectively, the “Company Real Property Leases”), and in the case of any oral Company Real Property Lease, a written summary of the material terms of such Company Real Property Lease. The Company Real Property Leases are valid, binding and enforceable in accordance with their terms and are in full force and effect. To the Knowledge of the Company, no event has occurred which (whether with or without notice, lapse of time or both or the happening or occurrence of any other event) would constitute a default on the part of a Target Company or any other party under any of the Company Real Property Leases, and no Target Company has received notice of any such condition. No Target Company owns or has ever owned any real property or any interest in real property (other than the leasehold interests in the Company Real Property Leases).

4.16        Personal Property. Except as set forth in Schedule 4.16, all items of Personal Property with a book value or fair market value of greater than Twenty-Five Thousand Dollars ($25,000) are in good operating condition and repair (reasonable wear and tear excepted), and are suitable for their intended use in the business of the Target Companies. With respect to all Personal Property that is leased by a Target Company with a book value or fair market value of greater than Twenty-Five Thousand Dollars ($25,000), the Company has provided to the Purchaser a true and complete copy of all lease agreements and lease guarantees related thereto, including all amendments, terminations and modifications thereof or waivers thereto (the “Company Personal Property Leases”), and in the case of any oral Company Personal Property Lease, a written summary of the material terms of such Company Personal Property Lease. The Company Personal Property Leases are valid, binding and enforceable in accordance with their terms and are in full force and effect. To the Knowledge of the Company, no event has occurred which (whether with or without notice, lapse of time or both or the happening or occurrence of any other event) would constitute a default on the part of a Target Company or any other party under any of the Company Personal Property Leases, and no Target Company has received notice of any such condition.

4.17        Title to and Sufficiency of Assets. Each Target Company has good and marketable title to, or a valid leasehold interest in or right to use, all of its assets, free and clear of all Liens other than (a) Permitted Liens, (b) the rights of lessors under leasehold interests, (iii) Liens specifically identified on the Interim Balance Sheet and (d) Liens set forth on Schedule 4.17. The assets (including Intellectual Property rights and contractual rights) of the Target Companies constitute all of the assets, rights and properties that are used in the operation of the businesses of the Target Companies as it is now conducted and presently proposed to be conducted or that are used or held by the Target Companies for use in the operation of the businesses of the Target Companies, and taken together, are adequate and sufficient for the operation of the businesses of the Target Companies as currently conducted and as presently proposed to be conducted.

4.18        Employee Matters.

(a)           Except as set forth in Schedule 4.18(a), no Target Company is a party to any collective bargaining agreement or other Contract covering a group of employees, labor organization or other representative of any of the employees of any Target Company, and the Company has no Knowledge of any activities or proceedings of any labor union or other party to organize or represent such employees. There has not occurred or, to the Knowledge

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of the Company, been threatened any strike, slow-down, picketing, work-stoppage, or other similar labor activity with respect to any such employees. Schedule 4.18(a) sets forth all unresolved material labor controversies (including unresolved grievances and age or other discrimination claims), if any, that are pending or, to the Knowledge of the Company, reasonably threatened between any Target Company and Persons employed by or providing services to a Target Company. As of the date hereof, no current officer of a Target Company has provided any Target Company written or to the Knowledge of the Company, oral notice of his or her plan to terminate his or her employment with any Target Company.

(b)           Except as set forth in Schedule 4.18(b), each Target Company (i) is and has been in compliance in all material respects with all applicable Laws respecting employment and employment practices, terms and conditions of employment, health and safety and wages and hours, and other Laws relating to discrimination, disability, labor relations, hours of work, payment of wages and overtime wages, pay equity, immigration, workers compensation, working conditions, employee scheduling, occupational safety and health, family and medical leave, and employee terminations, and have not received written notice that there is any pending Action involving unfair labor practices against a Target Company, (ii) is not liable for any material past due arrears of wages or any material penalty for failure to comply with any of the foregoing, and (iii) is not liable for any material payment to any Governmental Authority with respect to unemployment compensation benefits, social security or other benefits or obligations for employees, independent contractors or consultants (other than routine payments to be made in the ordinary course of business and consistent with past practice). There are no Actions pending or, to the Knowledge of the Company, reasonably threatened against a Target Company brought by or on behalf of any applicant for employment, any current or former employee, any Person alleging to be a current or former employee, or any Governmental Authority, relating to any such Law or regulation, or alleging breach of any express or implied contract of employment, wrongful termination of employment, or alleging any other discriminatory, wrongful or tortious conduct in connection with the employment relationship.

(c)           Schedule 4.18(c) hereto sets forth a complete and accurate list, as of the date hereof, of all employees of the Target Companies showing for each as of that date the employee’s name, job title, and location. Except as set forth on Schedule 4.18(c), (i) no employee is a party to a written employment Contract with a Target Company and each employee located in China is employed with a “non-fixed term” in accordance with the Chinese Labor Contract Law, and (ii) the Target Companies have paid in full to all such employees all wages, salaries, commission, bonuses and other compensation due to their employees, including overtime compensation, and no Target Company has any obligations (whether or not contingent) with respect to severance payments to any such employees under the terms of any written or, to the Company’s Knowledge, oral agreement, or commitment or any applicable Law. Except as set forth in Schedule 4.18(c), each current employee has entered into the Company’s standard form of employee non-disclosure, inventions and restrictive covenants agreement with one of the Target Companies (whether pursuant to a separate agreement or incorporated as part of such employee’s overall employment agreement), a copy of which has been made available to the Purchaser by the Company.

(d)           Schedule 4.18(d) contains a list of all independent contractors (including consultants) currently engaged by any Target Company in an executive or managerial capacity, along with the position, the entity engaging such Person, and rate of remuneration for each such Person. Except as set forth on Schedule 4.18(d), all of such independent contractors are a party to a written Contract with a Target Company. Except as set forth on Schedule 4.18(d), each such independent contractor has entered into customary covenants regarding confidentiality and assignment of inventions in such Person’s agreement with a Target Company, a copy of which has been provided to the Purchaser by the Company. For the purposes of applicable Law, including the Code, all independent contractors who are currently, or within the last three (3) years have been, engaged by a Target Company are bona fide independent contractors and not employees of a Target Company.

4.19        Benefit Plans.

(a)           Set forth on Schedule 4.19(a) is a true and complete list of each Foreign Plan of a Target Company (each, a “Company Benefit Plan”). No Target Company has ever maintained or contributed to (or had an obligation to contribute to) any “employee benefit plan” (as defined in Section 3(3) of ERISA).

(b)           With respect to each Company Benefit Plan which covers any current or former officer, director, consultant or employee (or beneficiary thereof) of a Target Company, the Company has made available to the Purchaser accurate and complete copies, if applicable, of: (i) all Company Benefit Plans and related trust agreements or annuity Contracts (including any amendments, modifications or supplements thereto); (ii) the most recent annual and periodic

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accounting of plan assets; (iii) the most recent actuarial valuation; and (iv) all communications with any Governmental Authority concerning any matter that is still pending or for which a Target Company has any outstanding Liability or obligation.

(c)           With respect to each Company Benefit Plan: (i) such Company Benefit Plan has been administered and enforced in all material respects in accordance with its terms and the requirements of all applicable Laws, and has been maintained, where required, in good standing with applicable regulatory authorities and Governmental Authorities; (ii) to the Knowledge of the Company, no breach of fiduciary duty has occurred; (iii) no Action is pending, or to the Company’s Knowledge, reasonably threatened (other than routine claims for benefits arising in the ordinary course of administration); and (iv) all material contributions and premiums required to be made with respect to a Company Benefit have been timely made. No Target Company has incurred any obligation in connection with the termination of, or withdrawal from, any Company Benefit Plan.

(d)           To the extent applicable, the present value of the accrued benefit liabilities (whether or not vested) under each Company Benefit Plan, determined as of the end of the Company’s most recently ended fiscal year on the basis of reasonable actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Company Benefit Plan allocable to such benefit liabilities.

(e)           The consummation of the transactions contemplated by this Agreement and the Ancillary Documents will not: (i) entitle any individual to material severance pay, unemployment compensation or other benefits or compensation; or (ii) accelerate the time of payment or vesting, or increase the amount of any compensation due, or in respect of, any employee or independent contractor of a Target Company.

(f)            Except to the extent required by applicable Law, no Target Company provides health or welfare benefits to any former or retired employee or is obligated to provide such benefits to any active employee following such employee’s retirement or other termination of employment or service.

4.20        Environmental Matters. Except as set forth in Schedule 4.20:

(a)           Each Target Company is and has been in compliance in all material respects with all applicable Environmental Laws, including obtaining, maintaining in good standing, and complying with all material Permits required for its business and operations by Environmental Laws (“Environmental Permits”), no Action is pending or, to the Company’s Knowledge, threatened to revoke, modify, or terminate any such Environmental Permit, and, to the Company’s Knowledge, no facts, circumstances, or conditions currently exist that could adversely affect such continued compliance with Environmental Laws and Environmental Permits or require capital expenditures to achieve or maintain such continued compliance with Environmental Laws and Environmental Permits.

(b)           No Target Company is the subject of any outstanding Order or Contract with any Governmental Authority or other Person in respect of any (i) Environmental Laws, (ii) Remedial Action, or (iii) Release or threatened Release of a Hazardous Material. No Target Company has assumed, contractually or by operation of Law, any Liabilities or obligations under any Environmental Laws.

(c)           No Action has been made or is pending, or to the Company’s Knowledge, threatened against any Target Company or any assets of a Target Company alleging either or both that a Target Company may be in material violation of any Environmental Law or Environmental Permit or may have any material Liability under any Environmental Law.

(d)           No Target Company has manufactured, treated, stored, disposed of, arranged for or permitted the disposal of, generated, handled or Released any Hazardous Material, or owned or operated any property or facility, in a manner that has given or would reasonably be expected to give rise to any material Liability or obligation under applicable Environmental Laws. No fact, circumstance, or condition exists in respect of any Target Company or any property currently or formerly owned, operated, or leased by any Target Company or any property to which a Target Company arranged for the disposal or treatment of Hazardous Materials that could reasonably be expected to result in a Target Company incurring any material Environmental Liabilities.

(e)           There is no investigation of the business, operations, or currently owned, operated, or leased property of a Target Company or, to the Company’s Knowledge, previously owned, operated, or leased property of a Target Company pending or, to the Company’s Knowledge, threatened that could lead to the imposition of any Liens under any Environmental Law or material Environmental Liabilities.

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(f)            To the Knowledge of the Company, there is not located at any of the properties of a Target Company any (i) underground storage tanks, (ii) asbestos-containing material, or (iii) equipment containing polychlorinated biphenyls.

(g)           The Company has provided to the Purchaser all environmentally related site assessments, audits, studies, reports and results of investigations that have been performed in respect of the currently or previously owned, leased, or operated properties of any Target Company.

4.21        Transactions with Related Persons. Except as set forth on Schedule 4.21, no Target Company nor any of its Affiliates, nor any officer, director, manager, employee, trustee or beneficiary of a Target Company or any of its Affiliates, nor any immediate family member of any of the foregoing (whether directly or indirectly through an Affiliate of such Person) (each of the foregoing, a “Related Person”) is presently, or in the past three (3) years, has been, a party to any transaction with a Target Company, including any Contract or other arrangement (a) providing for the furnishing of services by (other than as officers, directors or employees of the Target Company), (b) providing for the rental of real property or Personal Property from or (c) otherwise requiring payments to (other than for services or expenses as directors, officers or employees of the Target Company in the ordinary course of business consistent with past practice) any Related Person or any Person in which any Related Person has an interest as an owner, officer, manager, director, trustee or partner or in which any Related Person has any direct or indirect interest (other than the ownership of securities representing no more than two percent (2%) of the outstanding voting power or economic interest of a publicly traded company). Except as set forth on Schedule 4.21, no Target Company has outstanding any Contract or other arrangement or commitment with any Related Person, and no Related Person owns any real property or Personal Property, or right, tangible or intangible (including Intellectual Property) which is used in the business of any Target Company. Schedule 4.21 specifically identifies all Contracts, arrangements or commitments set forth on such Schedule 4.21 that cannot be terminated upon sixty (60) days’ notice by the Target Companies without cost or penalty.

4.22        Insurance.

(a)           Schedule 4.22(a) lists all insurance policies (by policy number, insurer, coverage period, coverage amount, annual premium and type of policy) held by a Target Company relating to a Target Company or its business, properties, assets, directors, officers and employees, copies of which have been provided to the Purchaser. All premiums due and payable under all such insurance policies have been timely paid and the Target Companies are otherwise in material compliance with the terms of such insurance policies. All such insurance policies are in full force and effect, and to the Knowledge of the Company, there is no threatened termination of, or material premium increase with respect to, any of such insurance policies. No Target Company has any self-insurance or co-insurance programs.

(b)           Schedule 4.22(b) identifies each individual insurance claim in excess of $25,000 made by a Target Company since January 1, 2013. Each Target Company has reported to its insurers all claims and pending circumstances that would reasonably be expected to result in a claim, except where such failure to report such a claim would not be reasonably likely to be material to the Target Companies. No Target Company has made any claim against an insurance policy as to which the insurer is denying coverage.

4.23        Books and Records. All of the financial books and records of the Target Companies are complete and accurate in all material respects and have been maintained in the ordinary course consistent with past practice and in accordance with applicable Laws.

4.24        Top Customers and Suppliers. Schedule 4.24 lists, by dollar volume received or paid, as applicable, for each of (a) the twelve (12) months ended on the December 31, 2015 and (b) the period from January 1, 2016 through September 30, 2016, the ten (10) largest customers of the Target Companies (the “Top Customers”) and the ten largest suppliers of goods or services to the Target Companies (the “Top Suppliers”), along with the amounts of such dollar volumes. The relationships of each Target Company with such suppliers and customers are good commercial working relationships and (i) no Top Supplier or Top Customer within the last twelve (12) months has cancelled or otherwise terminated, or, to the Company’s Knowledge, intends to cancel or otherwise terminate, any relationships of such Person with a Target Company, (ii) no Top Supplier or Top Customer has during the last twelve (12) months decreased materially or, to the Company’s Knowledge, threatened to stop, decrease or limit materially, or intends to modify materially its relationships with a Target Company or, to the Company’s Knowledge, intends to stop, decrease or limit materially its products or services to any Target Company or its usage or purchase of the products or services of any Target Company, (iii) to the Company’s Knowledge, no Top Supplier or Top Customer intends to refuse to pay any amount due to any Target Company or seek to exercise any remedy against any Target Company, (iv) no Target Company

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has within the past two (2) years been engaged in any material dispute with any Top Supplier or Top Customer, and (v) to the Company’s Knowledge, the consummation of the transactions contemplated in this Agreement and the other Ancillary Documents will not affect the relationship of any Target Company with any Top Supplier or Top Customer.

4.25        Certain Business Practices.

(a)           No Target Company, nor any of their respective Representatives acting on their behalf has (a) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (b) made any unlawful payment to foreign or domestic government officials or employees, to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977 or (c) made any other unlawful payment. No Target Company, nor any of their respective Representatives acting on their behalf has directly or indirectly, given or agreed to give any gift or similar benefit in any material amount to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder any Target Company or assist any Target Company in connection with any actual or proposed transaction.

(b)           The operations of each Target Company are and have been conducted at all times in compliance with laundering statutes in all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority, and no Action involving a Target Company with respect to the any of the foregoing is pending or, to the Knowledge of the Company, threatened.

(c)           No Target Company or any of their respective directors or officers, or, to the Knowledge of the Company, any other Representative acting on behalf of a Target Company is currently identified on the specially designated nationals or other blocked person list or otherwise currently subject to any U.S. sanctions administered by OFAC, and, to the Company’s Knowledge, no Target Company has, directly or indirectly, used any funds, or loaned, contributed or otherwise made available such funds to any Subsidiary, joint venture partner or other Person, in connection with any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to, or otherwise in violation of, any U.S. sanctions administered by OFAC in the last five (5) fiscal years.

4.26        Investment Company Act. No Target Company is an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company”, in each case within the meaning of the Investment Company Act of 1940, as amended.

4.27        Finders and Investment Bankers. Except as set forth in Schedule 4.27, no Target Company has incurred or will incur any Liability for any brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereby.

4.28        Independent Investigation. The Company has conducted its own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) or assets of the Purchaser, and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of the Purchaser for such purpose. The Company acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, it has relied solely upon its own investigation and the express representations and warranties of the Purchaser set forth in Article III (including the related portions of the Purchaser Disclosure Schedules); and (b) neither the Purchaser nor any of its Representatives have made any representation or warranty as to the Purchaser or this Agreement, except as expressly set forth in Article III (including the related portions of the Purchaser Disclosure Schedules).

4.29        Information Supplied. None of the information supplied or to be supplied by the Company expressly for inclusion or incorporation by reference: (a) in any current report on Form 8-K, and any exhibits thereto or any other report, form, registration or other filing made with any Governmental Authority with respect to the transactions contemplated by this Agreement or any Ancillary Documents; (b) in the Proxy Documents; or (c) in the mailings or other distributions to the Purchaser’s shareholders and/or prospective investors with respect to the consummation of the transactions contemplated by this Agreement or in any amendment to any of documents identified in (a) through (c), will, when filed, made available, mailed or distributed, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by the Company expressly for inclusion or incorporation by reference in any of the Signing Press Release, the

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Signing Filing, the Closing Filing and the Closing Press Release will, when filed or distributed, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, the Company makes no representation, warranty or covenant with respect to any information supplied by or on behalf of the Purchaser or its Affiliates.

Article V
COVENANTS

5.1          Access and Information.

(a)           The Company shall give, and shall direct its Representatives to give, the Purchaser and its Representatives, at reasonable times during normal business hours and upon reasonable intervals and notice, access to all offices and other facilities and to all employees, properties, Contracts, agreements, commitments, books and records, financial and operating data and other information (including Tax Returns, internal working papers, client files, client Contracts and director service agreements), of or pertaining to the Target Companies, as the Purchaser or its Representatives may reasonably request regarding the Target Companies and their respective businesses, assets, Liabilities, financial condition, prospects, operations, management, employees and other aspects (including unaudited quarterly financial statements, including a consolidated quarterly balance sheet and income statement, a copy of each material report, schedule and other document filed with or received by a Governmental Authority pursuant to the requirements of applicable securities Laws, and independent public accountants’ work papers (subject to the consent or any other conditions required by such accountants, if any)) and instruct each of the Company’s Representatives to reasonably cooperate with the Purchaser and its Representatives in their investigation; provided, however, that (A) the Purchaser and its Representatives shall conduct any such activities in such a manner as not to unreasonably interfere with the business or operations of the Target Companies; and (B) nothing herein shall require the Company to provide access to, or to disclose any information to, the Purchaser or any of its Representatives if such access or disclosure, in the good faith reasonable belief of the Company, (x) would waive any legal privilege or (y) would be in violation of applicable laws or regulations of any Governmental Authority (including any Antitrust Laws) or the provisions of any agreement to which a Target Company is a party (taking into account the confidential nature of the disclosure). Other than as expressly provided in this section, Purchaser is not authorized to and shall not (and shall cause its employees, agents, representatives and Affiliates not to) contact any officer, director, employee, customer, supplier, joint-venture partner, lessor, lender or other material business relation of the Target Companies prior to the Effective Time without the prior written consent of the Company, such consent not to be unreasonably withheld, delayed or conditioned. The Purchaser shall, and shall cause its Representatives to, abide by the terms of any confidentiality agreement with respect to such access and any information furnished to it or its Representatives.

(b)           The Purchaser shall give, and shall direct its Representatives to give, the Company and its Representatives, at reasonable times during normal business hours and upon reasonable intervals and notice, access to all offices and other facilities and to all employees, properties, Contracts, agreements, commitments, books and records, financial and operating data and other information (including Tax Returns, internal working papers, client files, client Contracts and director service agreements), of or pertaining to the Purchaser or its Subsidiaries, as the Company or its Representatives may reasonably request regarding the Purchaser, its Subsidiaries and their respective businesses, assets, Liabilities, financial condition, prospects, operations, management, employees and other aspects (including unaudited quarterly financial statements, including a consolidated quarterly balance sheet and income statement, a copy of each material report, schedule and other document filed with or received by a Governmental Authority pursuant to the requirements of applicable securities Laws, and independent public accountants’ work papers (subject to the consent or any other conditions required by such accountants, if any)) and instruct each of the Purchaser’s Representatives to reasonably cooperate with the Company and its Representatives in their investigation; provided, however, that (A) the Company and its Representatives shall conduct any such activities in such a manner as not to unreasonably interfere with the business or operations of the Purchaser or any of its Subsidiaries; and (B) nothing herein shall require the Purchaser to provide access to, or to disclose any information to, the Company or any of its Representatives if such access or disclosure, in the good faith reasonable belief of the Purchaser, (x) would waive any legal privilege or (y) would be in violation of applicable laws or regulations of any Governmental Authority (including any Antitrust Laws) or the provisions of any agreement to which a Target Company is a party (taking into account the confidential nature of the disclosure). Other than as expressly provided in this section, the Company is not

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authorized to and shall not (and shall cause its employees, agents, representatives and Affiliates not to) contact any officer, director, employee, customer, supplier, joint-venture partner, lessor, lender or other material business relation of the Purchaser prior to the Effective Time without the prior written consent of the Purchaser, such consent not to be unreasonably withheld, delayed or conditioned. The Company shall, and shall cause its Representatives to, abide by the terms of any confidentiality agreement with respect to such access and any information furnished to it or its Representatives.

5.2          Conduct of Business of the Company.

(a)           Unless the Purchaser shall otherwise consent in writing (such consent not to be unreasonably withheld, conditioned or delayed), during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement in accordance with Section 8.1 or the Closing (the “Interim Period”), except as expressly contemplated by this Agreement or as set forth on Schedule 5.2, the Company shall, and shall cause the Target Companies to (i) conduct their respective businesses, in all material respects, in the ordinary course of business consistent with past practice, (ii) comply with all Laws applicable to the Target Companies and their respective businesses, assets and employees, and (iii) take all commercially reasonable measures necessary or appropriate to preserve intact, in all material respects, their respective business organizations, to keep available the services of their respective managers, directors, officers, employees and consultants, and to preserve the possession, control and condition of their respective material assets, all as consistent with past practice.

(b)           Without limiting the generality of Section 5.2(a) and except as contemplated by the terms of this Agreement or as set forth on Schedule 5.2, during the Interim Period, without the prior written consent of the Purchaser (such consent not to be unreasonably withheld, conditioned or delayed), the Company shall not, and shall cause its Subsidiaries to not:

(i)            amend, waive or otherwise change, in any respect, its Organizational Documents;

(ii)           authorize for issuance, issue, grant, sell, pledge, dispose of or propose to issue, grant, sell, pledge or dispose of any of its equity securities or any options, warrants, commitments, subscriptions or rights of any kind to acquire or sell any of its equity securities, or other securities, including any securities convertible into or exchangeable for any of its shares or other equity securities or securities of any class and any other equity-based awards, or engage in any hedging transaction with a third Person with respect to such securities except with respect to the granting of Company Options to employees consistent with past practice;

(iii)          split, combine, recapitalize or reclassify any of its shares or other equity interests or issue any other securities in respect thereof or pay or set aside any dividend or other distribution (whether in cash, equity or property or any combination thereof) in respect of its equity interests, or directly or indirectly redeem, purchase or otherwise acquire or offer to acquire any of its securities;

(iv)          incur, create, assume, prepay or otherwise become liable for any Indebtedness (directly, contingently or otherwise) in excess of $50,000 (individually or in the aggregate), make a loan or advance to or investment in any third party, or guarantee or endorse any Indebtedness, Liability or obligation of any Person in excess of $25,000 individually or $50,000 in the aggregate;

(v)           increase the wages, salaries or compensation of its employees other than in the ordinary course of business, consistent with past practice, and in any event not in the aggregate by more than five percent (5%), or make or commit to make any bonus payment (whether in cash, property or securities) to any employee outside of the ordinary course of business, or materially increase other benefits of employees generally, or enter into, establish, materially amend or terminate any Company Benefit Plan with, for or in respect of any current consultant, officer, manager director or employee, in each case other than as required by applicable Law, pursuant to the terms of any Company Benefit Plans or in the ordinary course of business consistent with past practice;

(vi)          make or rescind any material election relating to Taxes, settle any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes, file any amended Tax Return or claim for refund, or make any material change in its accounting or Tax policies or procedures, in each case except as required by applicable Law or in compliance with GAAP;

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(vii)         transfer or exclusively license to any Person any Company IP owned by or exclusively licensed to any Target Company, or materially amend or modify, permit to lapse or fail to preserve any Company Registered IP, Company Licensed IP or other Company IP that is material to the business of any Target Company, or disclose to any Person who has not entered into a confidentiality agreement any Trade Secrets;

(viii)        terminate, or waive or assign any material right under, any Company Material Contract or enter into any Contract that would be a Company Material Contract outside of the ordinary course of business consistent with past practice;

(ix)          fail to maintain its books, accounts and records in all material respects in the ordinary course of business consistent with past practice;

(x)           establish any Subsidiary or enter into any new line of business;

(xi)          fail to use commercially reasonable efforts to keep in force insurance policies or replacement or revised policies providing insurance coverage with respect to its assets, operations and activities in such amount and scope of coverage as are currently in effect;

(xii)         revalue any of its material assets or make any change in accounting methods, principles or practices, except to the extent required to comply with GAAP and after consulting with the Company’s outside auditors;

(xiii)        waive, release, assign, settle or compromise any claim, action or proceeding (including any suit, action, claim, proceeding or investigation relating to this Agreement or the transactions contemplated hereby), other than waivers, releases, assignments, settlements or compromises that involve only the payment of monetary damages (and not the imposition of equitable relief on, or the admission of wrongdoing by, the Company or its Affiliates) not in excess of $50,000 (individually or in the aggregate), or otherwise pay, discharge or satisfy any Actions, Liabilities or obligations, unless such amount has been reserved in the Company Financials;

(xiv)        close or materially reduce its activities, or effect any layoff or other personnel reduction or change, at any of its facilities;

(xv)         acquire, including by merger, consolidation, acquisition of stock or assets, or any other form of business combination, any corporation, partnership, limited liability company, other business organization or any division thereof, or any material amount of assets outside the ordinary course of business consistent with past practice;

(xvi)        make capital expenditures in excess of $100,000 individually for any project (or set of related projects), or $250,000 in the aggregate;

(xvii)       adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

(xviii)      voluntarily incur any Liability or obligation (whether absolute, accrued, contingent or otherwise) in excess of $100,000 individually or $250,000 in the aggregate other than pursuant to the terms of a Company Material Contract or Company Benefit Plan;

(xix)        sell, lease, license, transfer, exchange or swap, mortgage or otherwise pledge or encumber (including securitizations), or otherwise dispose of any material portion of its properties, assets or rights;

(xx)         enter into any agreement, understanding or arrangement with respect to the voting of equity securities of the Company;

(xxi)        take any action that would reasonably be expected to significantly delay or impair the obtaining of any Consents or approvals of any Governmental Authority to be obtained in connection with this Agreement;

(xxii)       enter into, amend, waive or terminate (other than terminations in accordance with their terms) any transaction with any Related Person (other than compensation and benefits and advancement of expenses, in each case, provided in the ordinary course of business consistent with past practice); or

(xxiii)      authorize or agree to do any of the foregoing actions.

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5.3          Conduct of Business of the Purchaser.

(a)           Unless the Company shall otherwise consent in writing (such consent not to be unreasonably withheld, conditioned or delayed), during the Interim Period, except as expressly contemplated by this Agreement or as set forth on Schedule 5.3, the Purchaser shall, and shall cause its Subsidiaries to, (i) conduct their respective businesses, in all material respects, in the ordinary course of business consistent with past practice, (ii) comply with all Laws applicable to the Purchaser and its Subsidiaries and their respective businesses, assets and employees, and (iii) take all commercially reasonable measures necessary or appropriate to preserve intact, in all material respects, their respective business organizations, to keep available the services of their respective managers, directors, officers, employees and consultants, and to preserve the possession, control and condition of their respective material assets, all as consistent with past practice.

(b)           Without limiting the generality of Section 5.3(a) and except as contemplated by the terms of this Agreement (including as contemplated by the PIPE Investment) or as set forth on Schedule 5.3, during the Interim Period, without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed), the Purchaser shall not, and shall cause its Subsidiaries to not:

(i)            amend, waive or otherwise change, in any respect, its Organizational Documents;

(ii)           authorize for issuance, issue, grant, sell, pledge, dispose of or propose to issue, grant, sell, pledge or dispose of any of its equity securities or any options, warrants, commitments, subscriptions or rights of any kind to acquire or sell any of its equity securities, or other securities, including any securities convertible into or exchangeable for any of its equity securities or other security interests of any class and any other equity-based awards, or engage in any hedging transaction with a third Person with respect to such securities;

(iii)          split, combine, recapitalize or reclassify any of its shares or other equity interests or issue any other securities in respect thereof or pay or set aside any dividend or other distribution (whether in cash, equity or property or any combination thereof) in respect of its shares or other equity interests, or directly or indirectly redeem, purchase or otherwise acquire or offer to acquire any of its securities;

(iv)          incur, create, assume, prepay or otherwise become liable for any Indebtedness (directly, contingently or otherwise) in excess of $50,000 (individually or in the aggregate), make a loan or advance to or investment in any third party, or guarantee or endorse any Indebtedness, Liability or obligation of any Person (provided, that this Section 5.3(b)(iv) shall not prevent the Purchaser from borrowing funds necessary to finance its Expenses incurred in connection with the consummation of the Merger and the other transactions contemplated by this Agreement, including the PIPE Investment and any meeting for the Extension, up to aggregate additional Indebtedness during the Interim Period of $1,000,000);

(v)           make or rescind any material election relating to Taxes, settle any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes, file any amended Tax Return or claim for refund, or make any material change in its accounting or Tax policies or procedures, in each case except as required by applicable Law or in compliance with GAAP;

(vi)          amend, waive or otherwise change the Trust Agreement in any manner adverse to the Purchaser;

(vii)         terminate, waive or assign any material right under any material agreement to which it is a party;

(viii)        fail to maintain its books, accounts and records in all material respects in the ordinary course of business consistent with past practice;

(ix)          establish any Subsidiary or enter into any new line of business;

(x)           fail to use commercially reasonable efforts to keep in force insurance policies or replacement or revised policies providing insurance coverage with respect to its assets, operations and activities in such amount and scope of coverage as are currently in effect;

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(xi)          revalue any of its material assets or make any change in accounting methods, principles or practices, except to the extent required to comply with GAAP and after consulting the Purchaser’s outside auditors;

(xii)         waive, release, assign, settle or compromise any claim, action or proceeding (including any suit, action, claim, proceeding or investigation relating to this Agreement or the transactions contemplated hereby), other than waivers, releases, assignments, settlements or compromises that involve only the payment of monetary damages (and not the imposition of equitable relief on, or the admission of wrongdoing by, the Purchaser) not in excess of $50,000 (individually or in the aggregate), or otherwise pay, discharge or satisfy any Actions, Liabilities or obligations, unless such amount has been reserved in the Purchaser Financials;

(xiii)        acquire, including by merger, consolidation, acquisition of stock or assets, or any other form of business combination, any corporation, partnership, limited liability company, other business organization or any division thereof, or any material amount of assets outside the ordinary course of business;

(xiv)        make capital expenditures in excess of $50,000 individually for any project (or set of related projects) or $150,000 in the aggregate (excluding for the avoidance of doubt, incurring any Expenses);

(xv)         adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization (other than with respect to the Merger);

(xvi)        voluntarily incur any Liability or obligation (whether absolute, accrued, contingent or otherwise) in excess of $50,000 individually or $150,000 in the aggregate (excluding the incurrence of any Expenses) other than pursuant to the terms of a material Contract in existence as of the date of this Agreement or entered into in the ordinary course of business or in accordance with the terms of this Section 5.3 during the Interim Period;

(xvii)       sell, lease, license, transfer, exchange or swap, mortgage or otherwise pledge or encumber (including securitizations), or otherwise dispose of any material portion of its properties, assets or rights;

(xviii)      enter into any agreement, understanding or arrangement with respect to the voting of Purchaser Securities;

(xix)        take any action that would reasonably be expected to significantly delay or impair the obtaining of any Consents or approvals of any Governmental Authority to be obtained in connection with this Agreement;

(xx)         fail to use commercially reasonable efforts to maintain the listing of the Purchaser Ordinary Shares on the Nasdaq under applicable Nasdaq listing requirements; or

(xxi)             authorize or agree to do any of the foregoing actions.

5.4          Annual and Interim Financial Statements. From the date hereof through the Closing Date, within thirty (30) calendar days following the end of each calendar month, each three-month quarterly period and each fiscal year, the Company shall deliver to the Purchaser an unaudited consolidated income statement and an unaudited consolidated balance sheet for the period from the Interim Balance Sheet Date through the end of such calendar month, quarterly period or fiscal year and the applicable comparative period in the preceding fiscal year, in each case accompanied by a certificate of the Chief Financial Officer of the Company to the effect that all such financial statements fairly present the consolidated financial position and results of operations of the Target Companies as of the date or for the periods indicated, in accordance with GAAP, subject to year-end audit adjustments and excluding footnotes. From the date hereof through the Closing Date, the Company will also promptly deliver to the Purchaser copies of any audited consolidated financial statements of the Target Companies that the Target Companies’ certified public accountants may issue.

5.5          Purchaser Public Filings. During the Interim Period, the Purchaser will keep current and timely file all of its public filings with the SEC and otherwise comply in all material respects with applicable securities Laws and shall use its commercially reasonable efforts to maintain the listing of the Purchaser Public Units, the Purchaser Ordinary Shares, the Purchaser Public Rights and the Purchaser Public Warrants on Nasdaq; provided, that the Parties acknowledge and agree that from and after the Closing, Purchaser intends to list on Nasdaq only the Purchaser Ordinary Shares and the Purchaser Public Warrants. During the Interim Period, if the Purchaser receives any written or, to the Knowledge of the Purchaser, oral notice from Nasdaq that the Purchaser has failed, or would reasonably be

Annex A-30

expected to fail, to meet the Nasdaq listing requirements as of the Effective Time or within six (6) months thereafter for any reason, then the Purchaser shall give prompt written notice of such Nasdaq notice to the Company, including a copy of any written notice received from Nasdaq or a summary of any oral notice received from Nasdaq.

5.6          Company Shareholder Meeting. The Company will call a shareholder meeting as promptly as practicable after the date of this Agreement to obtain the Required Company Shareholder Approval, and the Company shall use its reasonable best efforts to solicit from the Company Shareholders proxies in favor of the Required Company Shareholder Approval prior to such Company shareholder meeting, and to take all other actions necessary or advisable to secure the Required Company Shareholder Approval, including enforcing the Voting Agreements and the Company Written Consents.

5.7          No Solicitation.

(a)           For purposes of this Agreement, (i) an “Acquisition Proposal” means any inquiry, proposal or offer, or any indication of interest in making an offer or proposal, from any Person or group at any time relating to an Alternative Transaction, and (ii) an “Alternative Transaction” means (A) with respect to the Company and its Affiliates, a transaction (other than the transactions contemplated by this Agreement) concerning the sale of (x) all or any material part of the business or assets of the Target Companies (other than in the ordinary course of business consistent with past practice) or (y) any of the shares or other equity interests or profits of the Target Companies, in any case, whether such transaction takes the form of a sale of shares or other equity, assets, merger, consolidation, issuance of debt securities, management Contract, joint venture or partnership, or otherwise and (B) with respect to the Purchaser and its Affiliates, a transaction (other than the transactions contemplated by this Agreement) concerning a Business Combination.

(b)           During the Interim Period, in order to induce the other Parties to continue to commit to expend management time and financial resources in furtherance of the transactions contemplated hereby, each Party shall not, and shall cause its Representatives to not, without the prior written consent of the Company and the Purchaser, directly or indirectly, (i) solicit, assist, initiate or facilitate the making, submission or announcement of, or intentionally encourage, any Acquisition Proposal, (ii) furnish any non-public information regarding such Party or its Affiliates or their respective businesses, operations, assets, Liabilities, financial condition, prospects or employees to any Person or group (other than a Party to this Agreement or their respective Representatives) in connection with or in response to an Acquisition Proposal, (iii) engage or participate in discussions or negotiations with any Person or group with respect to, or that could be expected to lead to, an Acquisition Proposal, (iv) approve, endorse or recommend, or publicly propose to approve, endorse or recommend, any Acquisition Proposal, (v) negotiate or enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Acquisition Proposal, or (vi) release any third Person from, or waive any provision of, any confidentiality agreement to which such Party is a party.

(c)           Each Party shall notify the others as promptly as practicable (and in any event within 48 hours) orally and in writing of the receipt by such Party or any of its Representatives of (i) any bona fide inquiries, proposals or offers, requests for information or requests for discussions or negotiations regarding or constituting any Acquisition Proposal or any bona fide inquiries, proposals or offers, requests for information or requests for discussions or negotiations that could be expected to result in an Acquisition Proposal, and (ii) any request for non-public information relating to such Party or its Affiliates, specifying in each case, the material terms and conditions thereof (including a copy thereof if in writing or a written summary thereof if oral) and the identity of the party making such inquiry, proposal, offer or request for information. Each Party shall keep the others promptly informed of the status of any such inquiries, proposals, offers or requests for information. During the Interim Period, each Party shall, and shall cause its Representatives to, immediately cease and cause to be terminated any solicitations, discussions or negotiations with any Person with respect to any Acquisition Proposal and shall, and shall direct its Representatives to, cease and terminate any such solicitations, discussions or negotiations.

5.8          No Trading. The Company acknowledges and agrees that it is aware, and that the Company’s Affiliates are aware (and each of their respective Representatives is aware or, upon receipt of any material nonpublic information of the Purchaser, will be advised) of the restrictions imposed by the Federal Securities Laws and other applicable foreign and domestic Laws on a Person possessing material nonpublic information about a publicly traded company. The Company hereby agrees that, while it is in possession of such material nonpublic information, it shall not purchase or sell any securities of the Purchaser (other than to engage in the Merger in accordance with Article I), communicate such information to any third party, take any other action with respect to the Purchaser in violation of such Laws, or cause or encourage any third party to do any of the foregoing.

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5.9          Notification of Certain Matters. During the Interim Period, each of the Parties shall give prompt notice to the other Parties if such Party or its Affiliates: (a) fails to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it or its Affiliates hereunder in any material respect; (b) receives any notice or other communication in writing from any third party (including any Governmental Authority) alleging (i) that the Consent of such third party is or may be required in connection with the transactions contemplated by this Agreement or (ii) any non-compliance with any Law by such Party or its Affiliates; (c) receives any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement; (d) discovers any fact or circumstance that, or becomes aware of the occurrence or non-occurrence of any event the occurrence or non-occurrence of which, would reasonably be expected to cause or result in any of the conditions to set forth in Article VII not being satisfied or the satisfaction of those conditions being materially delayed; or (e) becomes aware of the commencement or threat, in writing, of any Action against such Party or any of its Affiliates, or any of their respective properties or assets, or, to the Knowledge of such Party, any officer, director, partner, member or manager, in his, her or its capacity as such, of such Party or of its Affiliates with respect to the consummation of the transactions contemplated by this Agreement. No such notice shall constitute an acknowledgement or admission by the Party providing the notice regarding whether or not any of the conditions to the Closing have been satisfied or in determining whether or not any of the representations, warranties or covenants contained in this Agreement have been breached.

5.10        Efforts.

(a)           Subject to the terms and conditions of this Agreement, each Party shall use its commercially reasonable efforts, and shall cooperate fully with the other Parties, to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations to consummate the transactions contemplated by this Agreement (including the receipt of all applicable Consents of Governmental Authorities) and to comply as promptly as practicable with all requirements of Governmental Authorities applicable to the transactions contemplated by this Agreement.

(b)           In furtherance and not in limitation of Section 5.10(a), to the extent required under any Laws that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade (“Antitrust Laws”), each Party hereto agrees to make any required filing or application under Antitrust Laws, as applicable, at such Party’s sole cost and expense, with respect to the transactions contemplated hereby as promptly as practicable, to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to Antitrust Laws and to take all other actions necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods under Antitrust Laws as soon as practicable, including by requesting early termination of the waiting period provided for under the Antitrust Laws. Each Party shall, in connection with its efforts to obtain all requisite approvals and authorizations for the transactions contemplated by this Agreement under any Antitrust Law, use its commercially reasonable efforts to: (i) cooperate in all respects with each other Party or its Affiliates in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private Person; (ii) keep the other Parties reasonably informed of any communication received by such Party or its Representatives from, or given by such Party or its Representatives to, any Governmental Authority and of any communication received or given in connection with any proceeding by a private Person, in each case regarding any of the transactions contemplated by this Agreement; (iii) permit a Representative of the other Parties and their respective outside counsel to review any communication given by it to, and consult with each other in advance of any meeting or conference with, any Governmental Authority or, in connection with any proceeding by a private Person, with any other Person, and to the extent permitted by such Governmental Authority or other Person, give a Representative or Representatives of the other Parties the opportunity to attend and participate in such meetings and conferences; (iv) in the event a Party’s Representative is prohibited from participating in or attending any meetings or conferences, the other Parties shall keep such Party promptly and reasonably apprised with respect thereto; and (v) use commercially reasonable efforts to cooperate in the filing of any memoranda, white papers, filings, correspondence or other written communications explaining or defending the transactions contemplated hereby, articulating any regulatory or competitive argument, and/or responding to requests or objections made by any Governmental Authority.

(c)           As soon as reasonably practicable following the date of this Agreement, the Parties shall cooperate in all respects with each other and use (and shall cause their respective Affiliates to use) their respective commercially reasonable efforts to prepare and file with Governmental Authorities requests for approval of the transactions contemplated by this Agreement and shall use all commercially reasonable efforts to have such Governmental Authorities approve the transactions contemplated by this Agreement. Each Party shall give prompt

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written notice to the other Parties if such Party or its Representatives receives any notice from such Governmental Authorities in connection with the transactions contemplated by this Agreement, and shall promptly furnish the other Parties with a copy of such Governmental Authority notice. If any Governmental Authority requires that a hearing or meeting be held in connection with its approval of the transactions contemplated hereby, whether prior to the Closing or after the Closing, each Party shall arrange for Representatives of such Party to be present for such hearing or meeting. If any objections are asserted with respect to the transactions contemplated by this Agreement under any applicable Law or if any Action is instituted (or threatened to be instituted) by any applicable Governmental Authority or any private Person challenging any of the transactions contemplated by this Agreement or any Ancillary Document as violative of any applicable Law or which would otherwise prevent, materially impede or materially delay the consummation of the transactions contemplated hereby or thereby, the Parties shall use their commercially reasonable efforts to resolve any such objections or Actions so as to timely permit consummation of the transactions contemplated by this Agreement and the Ancillary Documents, including in order to resolve such objections or Actions which, in any case if not resolved, could reasonably be expected to prevent, materially impede or materially delay the consummation of the transactions contemplated hereby or thereby. In the event any Action is instituted (or threatened to be instituted) by a Governmental Authority or private party challenging the transactions contemplated by this Agreement, or any Ancillary Document, the Parties shall, and shall cause their respective Representatives to, cooperate in all respects with each other and use their respective commercially reasonable efforts to contest and resist any such Action and to have vacated, lifted, reversed or overturned any Order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement and the Ancillary Documents.

(d)           Prior to the Closing, each Party shall use its commercially reasonable efforts to obtain any Consents of Governmental Authorities or other third Persons as may be necessary for the consummation by such Party or its Affiliates of the transactions contemplated by this Agreement or required as a result of the execution or performance of, or consummation of the transactions contemplated by, this Agreement by such Party or its Affiliates, and the other Parties shall provide reasonable cooperation in connection with such efforts.

(e)           Notwithstanding anything herein to the contrary, no Party shall be required to agree to any term, condition or modification with respect to obtaining any Consents in connection with the transactions contemplated by this Agreement that would result in, or would be reasonably likely to result in: (i) a Material Adverse Effect to such Party or its Affiliates, or (ii) such Party having to cease, sell or otherwise dispose of any material assets or businesses (including the requirement that any such assets or business be held separate).

(f)            Without limiting anything to the contrary contained herein, during the Interim Period, the Purchaser may enter into and consummate subscription agreements with investors relating to a private equity investment in the Purchaser to purchase share capital of the Purchaser (the “PIPE Shares”) in connection with a private placement on terms mutually agreeable to the Company and Purchaser, acting reasonably (the “PIPE Investment”), and, if the Purchaser elects to seek the PIPE Investment, the Purchaser and the Company shall use commercially reasonable efforts to cause the PIPE Investment to occur.

5.11        Tax Matters. Each of the Parties shall use its reasonable best efforts to cause the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Parties shall (and each of the Parties shall cause their respective Subsidiaries not to) take any action, or fail to take any action, that could reasonably be expected to cause the Merger to fail to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. The Parties intend to report and, except to the extent otherwise required by Law, shall report, for federal income tax purposes, the Merger as a “reorganization” within the meaning of Section 368(a) of the Code.

5.12        Further Assurances. The Parties hereto shall further cooperate with each other and use their respective commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on their part under this Agreement and applicable Laws to consummate the transactions contemplated by this Agreement as soon as reasonably practicable, including preparing and filing as soon as practicable all documentation to effect all necessary notices, reports and other filings.

5.13        The Proxy Statement.

(a)           As promptly as practicable after the date hereof, and in consultation with the Company, the Purchaser shall prepare and file with the SEC a proxy statement (as amended or supplemented from time to time, the “Proxy Statement”) calling a special meeting of the Purchaser’s shareholders (the “Shareholder Meeting”), in

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accordance with the Purchaser Charter, seeking the approval of the Purchaser’s shareholders for the transactions contemplated by this Agreement and offering to redeem from the Public Shareholders their Purchaser Ordinary Shares in conjunction with a shareholder vote on the transactions contemplated by this Agreement (the “Redemption”), and each of the Purchaser and the Company shall use its commercially reasonable efforts to obtain and furnish the information required by the Exchange Act to be included in the Proxy Statement, all in accordance with and as required by the Purchaser’s Organizational Documents, the IPO Prospectus, applicable Law and any applicable rules and regulations of the SEC and Nasdaq. In the Proxy Statement, the Purchaser shall seek approval by the holders of Purchaser Ordinary Shares in accordance with the Purchaser’s Organizational Documents, the BVI Act, and the rules and regulations of the SEC and Nasdaq of (i) this Agreement and the transactions contemplated hereby or referred to herein (including, if required, the issuance of the PIPE Shares), (ii) if required to be approved by the Purchaser’s shareholders, adoption and approval of an Amended and Restated Memorandum and Articles of Association of the Purchaser in form and substance reasonably acceptable to the Purchaser and the Company (the “Amended Charter”) (which Amended Charter, if appropriate as determined by the Purchaser, will be adopted by the Purchaser in two separate amendments, one prior to the consummation of the PIPE Investment in order to further detail the rights of any PIPE Shares, as necessary, and the other to become effective at the time of the Closing and upon registration by the BVI Registry to, among other things, change the name of the Purchaser effective as of the Closing to “Borqs Technologies, Inc.”, (iii) adoption and approval of a new equity incentive plan in a form to be agreed by the Purchaser and the Company, acting reasonably (the “Purchaser Equity Plan”), and which will provide for awards for a number of Purchaser Ordinary Shares (including those for the Assumed Options) equal to the difference between (A) thirteen and one-half percent (13.5%) of the aggregate number of Purchaser Ordinary Shares issued and outstanding immediately after the Closing, less (B) the number of Purchaser Ordinary Shares that are subject to the Assumed Options, (iv) to appoint, and designate the classes of, the members of the board of directors of the Purchaser, and appoint the members of any committees thereof, in each case in accordance with Section 5.17 hereof, (v) to obtain any and all other approvals necessary or advisable to effect the consummation of the transactions contemplated by this Agreement and the Ancillary Documents (the approvals described in the foregoing clauses (i) through (v), collectively, the “Shareholder Approval Matters”), and (vi) the adjournment of the Shareholder Meeting, if necessary or desirable in the reasonable determination of the Purchaser. In connection with the Proxy Statement, the Purchaser will also file with the SEC financial and other information about the transactions contemplated by this Agreement in accordance with applicable proxy solicitation rules set forth in the Purchaser’s Organizational Documents, the BVI Act and the rules and regulations of the SEC and Nasdaq (such Proxy Statement and the documents included or referred to therein pursuant to which the Redemption will be made, together with any additional soliciting materials, supplements, amendments and/or exhibits thereto, the “Proxy Documents”).

(b)           Except with respect to the information provided by or on behalf of the Target Companies for inclusion in the Proxy Statement and other Proxy Documents, the Purchaser shall ensure that, when filed, the Proxy Statement and other Proxy Documents complies in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder. As soon as reasonably practicable after receiving clearance from the SEC, the Purchaser shall cause the Proxy Documents to be disseminated as promptly as practicable to the Purchaser’s shareholders as and to the extent such dissemination is required by U.S. federal securities laws and the rules and regulations of the SEC and Nasdaq promulgated thereunder or otherwise (the “Federal Securities Laws”). The Company shall as promptly as possible provide to the Purchaser such information concerning the Company Shareholders, the Target Companies and their respective businesses, operations, condition (financial or otherwise), assets, Liabilities, properties, officers, directors and employees as is either required by Federal Securities Laws or reasonably requested by the Purchaser for inclusion in the Proxy Documents. Subject to compliance by the Company with the immediately preceding sentence with respect to the information provided or to be provided by or on behalf of them for inclusion in the Proxy Documents, the Purchaser shall cause the Proxy Documents to comply in all material respects with the Federal Securities Laws. The Purchaser shall provide copies of the proposed forms of the Proxy Documents (including, in each case, any amendments or supplements thereto) to Company such that the Company and its Representatives are afforded a reasonable amount of time prior to the dissemination or filing thereof to review such material and comment thereon prior to such dissemination or filing, and the Purchaser shall reasonably consider in good faith any comments of the Company and its Representatives. The Purchaser, in consultation with the Company and its Representatives, shall respond promptly to any comments of the SEC or its staff with respect to the Proxy Documents and promptly correct any information provided by it for use in the Proxy Documents if and to the extent that such information shall have become false or misleading in any material respect or as otherwise required by the Federal Securities Laws. The Purchaser shall amend or supplement the Proxy Documents and cause the Proxy Documents, as so amended or supplemented, to be filed with the SEC and to be disseminated to the Purchaser’s shareholders, in each case as and

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to the extent required by the Federal Securities Laws and subject to the terms and conditions of this Agreement and the Purchaser Organizational Documents. The Purchaser shall provide the Company and its Representatives with copies of any written comments, and shall inform them of any material oral comments, that the Purchaser or any of its Representatives receive from the SEC or its staff with respect to the Proxy Documents promptly after the receipt of such comments and shall give the Company a reasonable opportunity under the circumstances to review and comment on any proposed written or oral responses to such comments. The Company shall, and shall cause each of the Target Companies to, make their respective directors, officers and employees, upon reasonable advance notice, available to the Purchaser and its Representatives in connection with the drafting of the public filings with respect to the transactions contemplated by this Agreement, including the Proxy Documents and responding in a timely manner to comments from the SEC. As promptly as reasonably practicable after the Proxy Statement has “cleared” comments from the SEC, the Purchaser shall cause the definitive Proxy Statement to be filed with the SEC and disseminated to the Purchaser’s shareholders, and shall duly call, give notice of, convene and hold the Shareholder Meeting.

(c)           If at any time prior to the Closing, any information relating to the Purchaser, on the one hand, or the Target Companies, on the other hand, or any of their respective Affiliates, businesses, operations, condition (financial or otherwise), assets, Liabilities, properties, officers, directors or employees, should be discovered by the Purchaser, on the one hand, or the Target Companies, on the other hand, that should be set forth in an amendment or supplement to the Proxy Documents so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify each other Party and shall cooperate with the other Parties to ensure that an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by law, disseminated to the Purchaser’s shareholders.

5.14        Public Announcements.

(a)           The Parties agree that no public release, filing or announcement concerning this Agreement or the Ancillary Documents or the transactions contemplated hereby or thereby shall be issued by any Party or any of their Affiliates without the prior written consent of the Purchaser, the Company and the Purchaser Representative (which consent shall not be unreasonably withheld, conditioned or delayed), except as such release or announcement may be required by applicable Law or the rules or regulations of any securities exchange, in which case the applicable Party shall use commercially reasonable efforts to allow the other Parties reasonable time to comment on, and arrange for any required filing with respect to, such release or announcement in advance of such issuance.

(b)           The Parties shall mutually agree upon and, as promptly as practicable after the execution of this Agreement (but in any event within four (4) Business Days thereafter), issue a press release announcing the execution of this Agreement (the “Signing Press Release”). Promptly after the issuance of the Signing Press Release, the Purchaser shall file a current report on Form 8-K (the “Signing Filing”) with the Signing Press Release and a description of this Agreement as required by Federal Securities Laws, which the Company shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing (with the Purchaser providing a draft of the Signing Filing to the Company promptly, and in any event no later than the first (1st) Business Day after the execution of this Agreement, and with the Company reviewing, commenting upon and approving such Signing Filing in any event no later than the third (3rd) Business Day after the execution of this Agreement). The Parties shall mutually agree upon and, as promptly as practicable after the Closing (but in any event within four (4) Business Days thereafter), issue a press release announcing the consummation of the transactions contemplated by this Agreement (the “Closing Press Release”). Promptly after the issuance of the Closing Press Release, the Purchaser shall file a current report on Form 8-K (the “Closing Filing”) with the Closing Press Release and a description of the Closing as required by Federal Securities Laws which the Seller Representative and the Purchaser Representative shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing (with the Purchaser providing a draft of the Closing Filing to the Seller Representative and the Purchaser Representative promptly, and in any event no later than the first (1st) Business Day after the Closing, and with each of the Seller Representative and Purchaser Representative reviewing, commenting upon and approving such Closing Filing in any event no later than the third (3rd) Business Day after the Closing). In connection with the preparation of the Signing Press Release, the Signing Filing, the Closing Filing, the Closing Press Release, or any other report, statement, filing notice or application made by or on behalf of a Party to any Governmental Authority or other third party in connection with the transactions contemplated hereby, each Party shall, upon request by any other Party, furnish the Parties with all information concerning themselves, their respective directors, officers and equity holders,

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and such other matters as may be reasonably necessary or advisable in connection with the transactions contemplated hereby, or any other report, statement, filing, notice or application made by or on behalf of a Party to any third party and/or any Governmental Authority in connection with the transactions contemplated hereby.

5.15        Confidential Information.

(a)           The Company hereby agrees that during the Interim Period and, in the event this Agreement is terminated in accordance with Article VIII, for a period of two (2) years after such termination, it shall, and shall cause its Representatives to: (i) treat and hold in strict confidence any Purchaser Confidential Information, and will not use for any purpose (except in connection with the consummation of the transactions contemplated by this Agreement or the Ancillary Documents, performing their obligations hereunder or thereunder, enforcing their rights hereunder or thereunder, or in furtherance of their authorized duties on behalf of the Purchaser or its Subsidiaries), nor directly or indirectly disclose, distribute, publish, disseminate or otherwise make available to any third party any of the Purchaser Confidential Information without the Purchaser’s prior written consent; and (ii) in the event that the Company or any of its Affiliates or Representatives, during the Interim Period or, in the event this Agreement is terminated in accordance with Article VIII, for a period of two (2) years after such termination, becomes legally compelled to disclose any Purchaser Confidential Information, (A) provide the Purchaser with prompt written notice of such requirement so that the Purchaser or an Affiliate thereof may seek a protective Order or other remedy or waive compliance with this Section 5.15(a), and (B) in the event that such protective Order or other remedy is not obtained, or the Purchaser waives compliance with this Section 5.15(a), furnish only that portion of such Purchaser Confidential Information which is legally required to be provided as advised in writing by outside counsel and to exercise its commercially reasonable efforts to obtain assurances that confidential treatment will be accorded such Purchaser Confidential Information. In the event that this Agreement is terminated and the transactions contemplated hereby are not consummated, the Company shall, and shall cause its Affiliates and Representatives to, promptly deliver to the Purchaser any and all copies (in whatever form or medium) of Purchaser Confidential Information and destroy all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon.

(b)           The Purchaser hereby agrees that during the Interim Period and, in the event this Agreement is terminated in accordance with Article VIII, for a period of two (2) years after such termination, it shall, and shall cause its Representatives to: (i) treat and hold in strict confidence any Company Confidential Information, and will not use for any purpose (except in connection with the consummation of the transactions contemplated by this Agreement or the Ancillary Documents, performing its obligations hereunder or thereunder or enforcing its rights hereunder or thereunder), nor directly or indirectly disclose, distribute, publish, disseminate or otherwise make available to any third party any of the Company Confidential Information without the Company’s prior written consent; and (ii) in the event that the Purchaser or any of its Representatives, during the Interim Period or, in the event this Agreement is terminated in accordance with Article VIII, for a period of two (2) years after such termination, becomes legally compelled to disclose any Company Confidential Information, (A) provide the Company with prompt written notice of such requirement so that the Company may seek a protective Order or other remedy or waive compliance with this Section 5.15(b) and (B) in the event that such protective Order or other remedy is not obtained, or the Company waives compliance with this Section 5.15(b), furnish only that portion of such Company Confidential Information which is legally required to be provided as advised in writing by outside counsel and to exercise its commercially reasonable efforts to obtain assurances that confidential treatment will be accorded such Company Confidential Information. In the event that this Agreement is terminated and the transactions contemplated hereby are not consummated, the Purchaser shall, and shall cause its Representatives to, promptly deliver to the Company any and all copies (in whatever form or medium) of Company Confidential Information and destroy all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon. Notwithstanding the foregoing, the Purchaser and its Representatives shall be permitted to disclose any and all Company Confidential Information to the extent required by the Federal Securities Laws.

5.16        Documents and Information. After the Closing Date, the Purchaser shall, and shall cause its Subsidiaries (including the Surviving Company) to, until the seventh (7th) anniversary of the Closing Date, retain all books, records and other documents pertaining to the business of the Company and its Subsidiaries in existence on the Closing Date and make the same available for inspection and copying by the Purchaser Representative during normal business hours of the Company and its Subsidiaries, as applicable, upon reasonable request and upon reasonable notice. No such books, records or documents shall be destroyed after the seventh (7th) anniversary of the Closing Date by the Purchaser or its Subsidiaries (including any Target Company) without first advising the Purchaser Representative in writing and giving the Purchaser Representative a reasonable opportunity to obtain possession thereof.

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5.17        Post-Closing Board of Directors and Executive Officers.

(a)           The Parties shall take all necessary action, including causing the directors of the Purchaser to resign, so that effective as of the Closing, the Purchaser’s board of directors (the “Post-Closing Purchaser Board”) will consist of seven (7) individuals. Immediately after the Closing, the Parties shall take all necessary action to designate and appoint to the Post-Closing Purchaser Board (i) the two (2) persons that are designated by the Purchaser prior to the Closing (the “Purchaser Directors”) at least one of whom shall qualify as an independent director under Nasdaq rules, (ii) the three (3) persons that are designated by the Company prior to the Closing (the “Company Directors”), at least one (1) of whom shall be required to qualify as an independent director under Nasdaq rules; and (iii) two (2) persons who are mutually agreed upon by the Purchaser and the Company prior to the Closing (the “Mutual Directors”) both of whom shall qualify as independent directors under Nasdaq rules. Pursuant to the Amended Charter as in effect as of the Closing, the Post-Closing Purchaser Board will be a classified board with three classes of directors, with (I) one class of directors, the Class I Directors, initially serving a one (1) year term, such term effective from the Closing (but any subsequent Class I Directors serving a three (3) year term) and with such class consisting of the two Mutual Directors, (II) a second class of directors, the Class II Directors, initially serving a two (2) year term, such term effective from the Closing (but any subsequent Class II Directors serving a three (3) year term), and with such class consisting of one independent Purchaser Director and one independent Company Director and (III) a third class of directors, the Class III Directors, serving a three (3) year term, such term effective from the Closing, and with such class consisting of the remaining two Company Directors and the remaining one Purchaser Director. In accordance with the Amended Charter as in effect at the Closing, no director on the Post-Closing Purchaser Board may be removed without cause. Subject to resignations provided by the Company’s directors, the board of directors of the Surviving Company immediately after the Closing shall be the same as the board of directors of the Company immediately prior to the Closing. At or prior to the Closing, the Company will provide each Purchaser Director with a customary director indemnification agreement, in form and substance reasonable acceptable to such Purchaser Director.

(b)           The Parties shall take all action necessary, including causing the executive officers of the Purchaser to resign, so that the individuals serving as executive officers of the Purchaser immediately after the Closing will be the same individuals (in the same offices) as those of the Company immediately prior to the Closing.

5.18        Use of Trust Account Proceeds After the Closing. The Parties agree that after the Closing, the funds in the Trust Account and any proceeds received by the Purchaser from the PIPE Investment, after taking into account payments for the Redemption, shall first be used (i) to pay the Purchaser’s accrued Expenses (the “Purchaser Expenses”) and (ii) to pay the Purchaser’s deferred Expenses (including cash amounts payable to EBC and any legal fees) of the IPO (the “Deferred Expenses”). Such Expenses, as well as any Expenses that are required to be paid by delivery of the Purchaser’s securities, will be paid at the Closing. Any remaining cash will be used for general corporate purposes.

5.19        Purchaser Policies. During the Interim Period, the Purchaser will consult with the Company, and the Purchaser and the Company will adopt, effective as of the Closing, corporate and operational policies for the Purchaser, the Company and their respective Subsidiaries, including the Target Companies appropriate for a company publicly traded in the United States with active business and operations in the industries and regions in which the Target Companies operate and contemplate operating as of the Closing. Such policies will include a conflicts of interest policy establishing, among other matters, proper procedures and limitations for related party loans involving the Purchaser or any of its Subsidiaries, including the Target Companies (the “Conflicts of Interest Policy”).

5.20        Disclosure Schedule Updates. During the Interim Period, the Company will have the right, but not the duty, to update the Company Disclosure Schedules, and the Purchaser will have the right, but not the duty, to update the Purchaser Disclosure Schedules, in each case by providing notice to the other in accordance with the terms of this Agreement, to add disclosures with respect to actions taken by or on behalf of such Party or its Subsidiaries after the date of this Agreement that are either (i) expressly contemplated by the terms of this Agreement or (ii) in the ordinary course of business and expressly permitted under the terms of this Agreement, including entering into new Company Material Contracts or Purchaser Material Contracts, as applicable. Any such update, so long as it is provided at least two (2) Business Days prior to the Closing and otherwise fulfills the requirements of this Section 5.20, will be deemed to cure any inaccuracy or breach as of the Closing Date with respect to such matters, except to the extent that such matters would constitute, individually or in the aggregate, a Material Adverse Effect with respect to the disclosing Party.

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Article VI
SURVIVAL AND INDEMNIFICATION

6.1          Survival.

(a)           All representations and warranties of the Company contained in this Agreement (including all schedules and exhibits hereto and all certificates, documents, instruments and undertakings furnished pursuant to this Agreement) shall survive the Closing through and until and including the Expiration Date; provided, however, that Fraud Claims against the Company shall survive indefinitely. If a Claim Notice for a claim of a breach of any representation or warranty has been given before the applicable date when such representation or warranty no longer survives in accordance with this Section 6.1(a), then the relevant representations and warranties shall survive as to such claim, until the claim has been finally resolved. All covenants, obligations and agreements of the Company contained in this Agreement (including all schedules and exhibits hereto and all certificates, documents, instruments and undertakings furnished by the Company pursuant to this Agreement), including any indemnification obligations, shall survive the Closing and continue until fully performed in accordance with their terms. For the avoidance of doubt, a claim for indemnification under any subsection of Section 6.2 other than clauses (a) or (b) thereof may be made at any time.

(b)           The representations and warranties of the Purchaser contained in this Agreement or in any certificate or instrument delivered by or on behalf of Purchaser or the Purchaser Representative pursuant to this Agreement shall not survive the Closing, and from and after the Closing, the Purchaser, the Purchaser Representative, and their respective Representatives shall not have any further obligations, nor shall any claim be asserted or action be brought against the Purchaser, the Purchaser Representative or their respective Representatives with respect thereto. The covenants and agreements made by the Purchaser and/or the Purchaser Representative in this Agreement or in any certificate or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such covenants or agreements, shall not survive the Closing, except for those covenants and agreements contained herein and therein that by their terms apply or are to be performed in whole or in part after the Closing (which such covenants shall survive the Closing and continue until fully performed in accordance with their terms).

6.2          Indemnification by the Company Shareholders.

(a)           Subject to the terms and conditions of this Article VI, from and after the Closing, the Company Shareholders and their respective successors and assigns (each, with respect to any claim made pursuant to this Agreement, an “Indemnifying Party”) will severally indemnify, defend and hold harmless the Purchaser, the Purchaser Representative, their respective Affiliates and their respective officers, directors, managers, employees, successors and permitted assigns (each, with respect to any claim made pursuant to this Agreement, an “Indemnified Party”) from and against any and all losses, Actions, Orders, Liabilities, damages, diminution in value, Taxes, interest, penalties, Liens, amounts paid in settlement, costs and expenses (including reasonable expenses of investigation and court costs and reasonable attorneys’ fees and expenses), (any of the foregoing, a “Loss”) paid, suffered or incurred by, or imposed upon any Indemnified Party to the extent arising in whole or in part out of or resulting directly or indirectly from (whether or not involving a Third Party Claim): (a) the breach of any representation or warranty made by the Company set forth in this Agreement or in any certificate delivered by the Company or the Seller Representative; (b) the breach of any covenant or agreement on the part of the Company or, after the Closing, the Purchaser, set forth in this Agreement or in any certificate delivered by the Company, the Seller Representative; or (c) any Action by Person(s) who were holders of equity securities of a Target Company, including options, warrants, convertible debt or other convertible securities or other rights to acquire equity securities of a Target Company, prior to the Closing arising out of the sale, purchase, termination, cancellation, expiration, redemption or conversion of any such securities; or (d) any Indebtedness of the Target Companies as of the Closing which were not shown on the final Closing Statement pursuant to Section 1.11.

(b)           Notwithstanding the foregoing, except for Fraud Claims against a Target Company, (i) the Indemnified Parties shall not assert any claim and shall not be entitled to indemnification unless and until the aggregate amount of Losses that would be payable pursuant to such claim together with all related claims, exceeds an amount equal to $10,000 (the “Mini Basket”), in which event the Indemnifying Party(ies) shall be responsible for the aggregate amount of all Losses, regardless of the Mini Basket, and no claims other than related claims shall be aggregated for purposes of this clause (i); and (ii) the Indemnified Parties shall not assert any claim, and shall not be entitled to indemnification, unless and until the aggregate amount of all Losses indemnifiable hereunder exceeds on a cumulative basis an amount equal to $1,000,000 (the “Threshold”), in which event the Indemnifying Party(ies) shall be responsible

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for the aggregate amount of all Losses from the first dollar, regardless of the Threshold; provided that (x) the aggregate Liability in respect of such Losses (other than Losses related to Fraud Claims against a Target Company) shall in no event exceed the Escrow Property then remaining in the Escrow Account, (y) all claims by the Indemnified Parties in respect of such Losses (other than Losses related to Fraud Claims against a Target Company and other than as set forth in Section 10.7) shall be asserted solely and exclusively against the Escrow Property then remaining in the Escrow Account, and (z) other than for Fraud Claims against a Target Company and other than as set forth in Section 10.7, the Escrow Property then remaining in the Escrow Account shall be the Indemnified Parties’ sole and exclusive source of recovery for any amounts owed to Indemnified Parties pursuant thereto.

(c)           In no event shall any Indemnified Party be entitled to recover or make a claim for any amounts in respect of, and in no event shall “Losses” be deemed to include, (i) any punitive, special or exemplary damages except to the extent actually paid to a third party in a Third Party Claim or (ii) any loss, liability, damage or expense to the extent included in the calculation of Closing Net Working Capital or Closing Net Indebtedness and resulting in an adjustment to the Adjusted Merger Consideration.

6.3          Payment from Escrow Account. Any indemnification claims shall first be paid with the Escrow Shares then remaining in the Escrow Account, and then any other Escrow Property then remaining in the Escrow Account. With respect to any indemnification payment, the value of each Escrow Share for purposes of determining the indemnification payment shall be the Purchaser Share Price on the date that the indemnification claim is finally determined in accordance with this Article VI. For successful indemnification claims by an Indemnified Party, within five (5) Business Days after the indemnification claim is finally determined in accordance with this Article VI, the Escrow Agent shall disburse a number of Escrow Shares, valued at the Purchaser Share Price, together with any other Escrow Property, equal to the amount of such indemnification claim (as determined in accordance with this Article VI) from the Escrow Account to the Purchaser (and the Purchaser Representative and the Seller Representative will provide or cause to be provided to the Escrow Agent any written instructions or other information or documents required by the Escrow Agent to do so). The Purchaser will cancel any Escrow Shares distributed to the Purchaser from the Escrow Account promptly after its receipt thereof.

6.4          Limitations and General Indemnification Provisions.

(a)           Except for Fraud Claims against a Target Company, the maximum aggregate amount of indemnification payments which the Indemnifying Parties will be obligated to pay in the aggregate under Section 6.2 shall not exceed an amount equal to the value of the Escrow Shares in the Escrow Account at the Purchaser Share Price, plus the other Escrow Property.

(b)           Solely for purposes of determining the amount of Losses under this Article VI (and, for the avoidance of doubt, not for purposes of determining whether there has been a breach giving rise to the indemnification claim), all of the representations, warranties and covenants set forth in this Agreement (including the disclosure schedules hereto) or any Ancillary Document that are qualified by materiality, Material Adverse Effect or words of similar import or effect will be deemed to have been made without any such qualification.

(c)           No investigation or knowledge by an Indemnified Party or the Purchaser Representative or their respective Representatives of a breach of a representation, warranty, covenant or agreement of an Indemnifying Party shall affect the representations, warranties, covenants and agreements of the Indemnifying Party or the recourse available to the Indemnified Parties under any provision of this Agreement, including this Article VI, with respect thereto.

(d)           The amount of any Losses suffered or incurred by any Indemnified Party shall be reduced by the amount of any insurance proceeds or other third party sources of indemnity or recovery paid to the Indemnified Party or any Affiliate thereof as a reimbursement with respect to such Losses (and no right of subrogation shall accrue to any insurer hereunder, except to the extent that such waiver of subrogation would prejudice any applicable insurance coverage), net of the costs of collection and the increases in insurance premiums resulting from such Loss or insurance payment.

(e)           Each Indemnified Party agrees that in the event of any breach giving rise to an indemnification obligation under this Article VI, such Indemnified Party shall take and shall cause its Affiliates to take, or cooperate with the Indemnifying Party if so requested by the Indemnifying Party, in order to take, commercially reasonable

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measures to mitigate the consequences of the related breach (including taking commercially reasonable steps to prevent any contingent liability from becoming an actual liability).

6.5          Indemnification Procedures.

(a)           The Purchaser Representative shall have the sole right to act on behalf of the Indemnified Parties with respect to any indemnification claims made pursuant to this Article VI, including bringing and settling any indemnification claims hereunder and receiving any notices on behalf of the Indemnified Parties. The Seller Representative shall have the sole right to act on behalf of the Indemnifying Parties with respect to any indemnification claims made pursuant to this Article VI, including defending and settling any indemnification claims hereunder and receiving any notices on behalf of the Indemnifying Parties, provided, however, that, following the Closing, the Purchaser shall have the right to defend and settle Third Party Claims pursuant to subsection (c) below.

(b)           Subject to subsection (c) below, in order to make a claim for indemnification hereunder, the Purchaser Representative on behalf of an Indemnified Party must provide written notice (a “Claim Notice”) of such claim to the Seller Representative on behalf of the Indemnifying Parties and to the Escrow Agent, which Claim Notice shall include (i) a reasonable description of the facts and circumstances which relate to the subject matter of such indemnification claim to the extent then known and (ii) the amount of Losses suffered by the Indemnified Party in connection with the claim to the extent known or reasonably estimable (provided, that the Purchaser Representative may thereafter in good faith adjust the amount of Losses with respect to the claim by providing a revised Claim Notice to the Seller Representative and the Escrow Agent); provided, that the copy of any Claim Notice provided to the Escrow Agent shall be redacted for any confidential or proprietary information of the Indemnifying Party or the Indemnified Party described in clause (i).

(c)           The Purchaser will promptly (but in any event within twenty (20) days) notify the Purchaser Representative and the Seller Representative in writing in the event that it becomes aware of any claim of a third party (including any Governmental Authority) (a “Third Party Claim”) that might reasonably result in a claim for indemnification under this Article VI; provided, that the failure to give such notice will not relieve the Indemnifying Party of its indemnification obligations. Upon receipt of notice of such Third Party Claim or upon otherwise becoming aware of a Third Party Claim, the Purchaser Representative may provide a Claim Notice in accordance with subsection (b) above, with the final determination of the amount of indemnification to be provided thereunder, if any, subject to such Third Party Claim becoming a Resolved Third Party Claim. The Purchaser will have the right to defend and to direct the defense against any such Third Party Claim, at its expense and with counsel it selects, with the Post-Closing Purchaser Board managing all such Third Party Claims on behalf of Purchaser; provided, that Purchaser shall not have such right with respect to a Third Party Claim against an Indemnified Party other than the Purchaser (or its successor or assignee) where such claim is criminal in nature, could reasonably be expected to lead to criminal proceedings or seeks an injunction or other equitable relief. The Purchaser shall control the defense, including the potential compromise and settlement of, such Third Party Claim; provided, that the Purchaser shall keep the Purchaser Representative and the Seller Representative reasonably informed of the status of such Third Party Claim (including any material developments and any information reasonably requested by the Purchaser Representative or the Seller Representative). Once a Third Party Claim has been settled or has matured by a final, non-appealable Order (a “Resolved Third Party Claim”), the Purchaser shall inform the Purchaser Representative and the Seller Representative in writing of the resolution of the Third Party Claim, and provide to the Purchaser Representative and the Seller Representative any other information regarding such Resolved Third Party Claim that the Purchaser Representative, the Seller Representative or any Indemnified Party may reasonably request regarding such Third Party Claim.

(d)           With respect to any (i) direct indemnification claim that is not a Third Party Claim, the Seller Representative on behalf of the Indemnifying Party will have a period of thirty (30) days after receipt of the Claim Notice to respond thereto, or (ii) Third Party Claim that has become a Resolved Third Party Claim, the Seller Representative on behalf of the Indemnifying Party will have a period of third (30) days after such Third Party Claims has become a Resolved Third Party Claim and notice of such Resolved Third Party Claim has been given to the Purchaser Representative and the Seller Representative in accordance with Section 6.5(c) hereof to respond to the Claim Notice (as it may have been updated) sent for such Third Party Claim. If the Seller Representative does not respond within such thirty (30) days, the Seller Representative on behalf of the Indemnifying Party will be deemed to have accepted responsibility for the Losses set forth in such Claim Notice (as updated) subject to the limitations on indemnification set forth in this Article VI and will have no further right to contest the validity of such Claim Notice. If the Seller Representative responds within such thirty (30) days and rejects such claim in whole or in part, the Purchaser

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Representative on behalf of the Indemnified Party will be free to pursue such remedies as may be available under this Agreement (subject to Section 10.4), any Ancillary Documents or applicable Law.

6.6          Exclusive Remedy. From and after the Closing, except with respect to Fraud Claims against a Target Company, or claims seeking injunctions or specific performance (including pursuant to Section 10.7), or claims under the terms of the Letters of Transmittal or other Ancillary Documents, indemnification pursuant to this Article VI shall be the sole and exclusive remedy for the Parties with respect to matters arising under this Agreement of any kind or nature, including for any misrepresentation or breach of any warranty, covenant, or other provision contained in this Agreement or in any certificate or instrument delivered pursuant to this Agreement or otherwise relating to the subject matter of this Agreement, including the negotiation and discussion thereof.

Article VII
CLOSING CONDITIONS

7.1          Conditions to Each Party’s Obligations. The obligations of each Party to consummate the Merger and the other transactions described herein shall be subject to the satisfaction or written waiver (where permissible) by the Company and the Purchaser of the following conditions:

(a)           Required Purchaser Shareholder Approval. The Shareholder Approval Matters that are submitted to the vote of the shareholders of the Purchaser at the Shareholder Meeting in accordance with the Proxy Statement shall have been approved by the requisite vote of the shareholders of the Purchaser at the Shareholder Meeting in accordance with the Proxy Statement (the “Required Purchaser Shareholder Approval”).

(b)           Company Shareholder Vote. In accordance with Cayman Law and the Company Charter, a duly called meeting of the Company Shareholders shall have been called and at such meeting, both (i) by way of a special resolution (as defined in the Cayman Law), the Company Shareholders shall have passed by the affirmative vote of at least sixty-seven percent (67%) of the As-Converted Company Shares entitled to vote on the matters relating to this Agreement, and (ii) the prior written consent, evidencing prior approval from the Majority Series C Holders, the Key Series D Holders, and the Required Key Investors shall have been obtained by the Company, and the Company Shareholders shall have authorized, approved and consented to, the execution, delivery and performance of this Agreement, the Plan of Merger and each of the Ancillary Documents to which the Company is a party or bound, and the consummation of the transactions contemplated hereby and thereby, including the Merger and the adoption of the Surviving Company Charter (the “Required Company Shareholder Approval”).

(c)           Antitrust Laws. Any waiting period (and any extension thereof) applicable to the consummation of this Agreement under any Antitrust Laws shall have expired or been terminated.

(d)           Requisite Regulatory Approvals. All Consents required to be obtained from or made with any Governmental Authority in order to consummate the transactions contemplated by this Agreement that are set forth in Schedule 7.1(d) shall have been obtained or made.

(e)           Requisite Consents. The Consents required to be obtained from or made with any third Person (other than a Governmental Authority and the Company Shareholder Approval) in order to consummate the transactions contemplated by this Agreement that are set forth in Schedule 7.1(e) shall have each been obtained or made.

(f)            Creditor Consent. The prior written consent of each holder of a fixed or floating security interest of the Company, as set forth on Schedule 7.1(f), shall have been obtained by the Company in accordance with Section 233(8) of the Cayman Law.

(g)           No Law or Order. No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) or Order that is then in effect and which has the effect of making the transactions or agreements contemplated by this Agreement illegal or which otherwise prevents or prohibits consummation of the transactions contemplated by this Agreement.

(h)           Plan of Merger. The Plan of Merger shall have been filed with the appropriate Governmental Authorities under the Cayman Law and shall be in full force and effect.

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(i)            Net Tangible Assets Test. Upon the Closing, and after giving effect to the completion of the Redemption and the PIPE Investment, the Purchaser shall have net tangible assets of at least $5,000,001, excluding any assets or liabilities of the Target Companies.

7.2          Conditions to Obligations of the Company. In addition to the conditions specified in Section 7.1, the obligations of the Company to consummate the Merger and the other transactions contemplated by this Agreement are subject to the satisfaction or written waiver (by the Company) of the following conditions:

(a)           Representations and Warranties. All of the representations and warranties of the Purchaser set forth in this Agreement and in any certificate delivered by the Purchaser pursuant hereto, shall be true and correct on and as of the date of this Agreement and on and as of the Closing Date as if made on the Closing Date, except for (i) those representations and warranties that address matters only as of a particular date (which representations and warranties shall have been accurate as of such date), and (ii) any failures to be true and correct that (without giving effect to any qualifications or limitations as to materiality or Material Adverse Effect), individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on, or with respect to, the Purchaser.

(b)           Agreements and Covenants. The Purchaser shall have performed in all material respects all of the Purchaser’s obligations and complied in all material respects with all of the Purchaser’s agreements and covenants under this Agreement to be performed or complied with by it on or prior to the Closing Date.

(c)           No Material Adverse Effect. No Material Adverse Effect shall have occurred with respect to the Purchaser since the date of this Agreement.

(d)           Closing Deliveries.

(i)            Officer Certificate. The Purchaser shall have delivered to the Company a certificate, dated the Closing Date, signed by an executive officer of the Purchaser in such capacity, certifying as to the satisfaction of the conditions specified in Sections 7.2(a), 7.2(b) and 7.2(c).

(ii)           Secretary Certificate. The Purchaser shall have delivered to the Company a certificate from its secretary or other executive officer certifying as to, and attaching, (A) copies of the Purchaser’s Organizational Documents as in effect as of the Closing Date, (B) the resolutions of the Purchaser’s board of directors authorizing the execution, delivery and performance of this Agreement and each of the Ancillary Documents to which it is a party or by which it is bound, and the consummation of the transactions contemplated hereby and thereby, (C) evidence that the Required Purchaser Shareholder Approval shall have been obtained and (D) the incumbency of officers authorized to execute this Agreement or any Ancillary Document to which the Purchaser is or is required to be a party or otherwise bound.

(iii)          Good Standing. The Purchaser shall have delivered to the Company a good standing certificate (or similar documents applicable for such jurisdictions) for the Purchaser certified as of a date no later than sixty (60) days prior to the Closing Date from the proper Governmental Authority of the Purchaser’s jurisdiction of organization and from each other jurisdiction in which the Purchaser is qualified to do business as a foreign entity as of the Closing, in each case to the extent that good standing certificates or similar documents are generally available in such jurisdictions.

(iv)          Escrow Agreement. The Company shall have received a copy of the Escrow Agreement, duly executed by the Purchaser Representative and the Escrow Agent.

(v)           Non-Competition Agreements. The Company shall have received a copy of each Non-Competition Agreement, duly executed by the Purchaser.

(vi)          Lock-Up Agreements. The Company shall have received a copy of each Lock-Up Agreement, duly executed by the Purchaser and the Purchaser Representative.

(vii)         Registration Rights Agreement. The Company shall have received a copy of the Registration Rights Agreement, duly executed by the Purchaser and the Purchaser Representative.

(viii)        Payoff Letters. The Company shall have received duly executed copies of payoff letters with respect to the Purchaser Expenses and Deferred Expenses listed on Schedule 7.2(d)(viii).

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(e)           Nasdaq Listing. Immediately following the Effective Time and after giving effect to the Redemption, the Purchaser Ordinary Shares will be listed on Nasdaq. As of the Effective Time, the Purchaser shall not have received any written notice from Nasdaq that it has failed, or would reasonably be expected to fail, to meet the Nasdaq listing requirements as of the Effective Time or within six (6) months thereafter for any reason (other than a failure due solely to having fewer than the requisite number of shareholders), where such notice has not been subsequently withdrawn by Nasdaq or the underlying failure appropriately remedied or satisfied.

(f)            Minimum Cash Condition. Immediately prior to the Closing, and giving effect to the completion of the Redemption, but excluding the payment by the Purchaser of its reasonable Expenses, the amount in the Trust Account, together with the proceeds from the PIPE Investment, shall be no less than Twenty-Four Million U.S. Dollars ($24,000,000).

7.3          Conditions to Obligations of the Purchaser. In addition to the conditions specified in Section 7.1, the obligations of the Purchaser (and Merger Sub) to consummate the Merger and the other transactions contemplated by this Agreement are subject to the satisfaction or written waiver (by the Purchaser) of the following conditions:

(a)           Representations and Warranties. All of the representations and warranties of the Company set forth in this Agreement and in any certificate delivered by the Company, shall be true and correct on and as of the date of this Agreement and on and as of the Closing Date as if made on the Closing Date, except for (i) those representations and warranties that address matters only as of a particular date (which representations and warranties shall have been accurate as of such date), and (ii) any failures to be true and correct that (without giving effect to any qualifications or limitations as to materiality or Material Adverse Effect), individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on, or with respect to, any Target Company.

(b)           Agreements and Covenants. The Company shall have performed in all material respects all of its obligations and complied in all material respects with all of its agreements and covenants under this Agreement to be performed or complied with by it on or prior to the Closing Date.

(c)           No Material Adverse Effect. No Material Adverse Effect shall have occurred with respect to any Target Company since the date of this Agreement.

(d)           Closing Deliveries.

(i)            Officer Certificate. The Purchaser shall have received a certificate from the Company, dated as the Closing Date, signed by an executive officer of the Company in such capacity, certifying as to the satisfaction of the conditions specified in Sections 7.3(a), 7.3(b) and 7.3(c)

(ii)           Secretary Certificate of the Company. The Company shall have delivered to the Purchaser, a certificate executed by the Company’s secretary or other executive officer, certifying as to the validity and effectiveness of, and attaching, each of the following: (A) a copy of the Company Charter as in effect as of the Closing Date (immediately prior to the Effective Time), (B) the requisite resolutions of the Company’s board of directors authorizing and approving the execution, delivery and performance of this Agreement, the Plan of Merger and each Ancillary Document to which the Company is a party or bound, the consummation of the Merger and the other transactions contemplated hereby and thereby and the adoption of the Surviving Company Charter, and recommending the approval and adoption of the same by the Company Shareholders at a duly called meeting of Company Shareholders, (C) the Required Company Shareholder Approval (including the Company Written Consents) and (D) the incumbency of officers of the Company authorized to execute this Agreement and any Ancillary Document to which the Company is or is required to be a party or otherwise bound.

(iii)          Good Standing. The Company shall have delivered to the Purchaser good standing certificates (or similar documents applicable for such jurisdictions) for each Target Company certified as of a date no later than sixty (60) days prior to the Closing Date from the proper Governmental Authority of the Target Company’s jurisdiction of organization and from each other jurisdiction in which the Target Company is qualified to do business as a foreign corporation or other entity as of the Closing, in each case to the extent that good standing certificates or similar documents are generally available in such jurisdictions.

(iv)          Certified Company Charter. The Company shall have delivered to the Purchaser a copy of the Company Charter, as in effect immediately prior to the Effective Time, certified by the appropriate Governmental Authority of the Cayman Islands as of a date no more than ten (10) Business Days prior to the Closing Date.

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(v)           Employment Agreements. The Purchaser shall have received employment agreements, in each case effective as of the Closing, in form and substance reasonably acceptable to the Company and the Purchaser, between each of the persons set forth Schedule 7.3(d)(v) hereto and the applicable Target Company or the Purchaser, as noted in Schedule 7.3(d)(v), each such employment agreement duly executed by the parties thereto.

(vi)          Escrow Agreement. The Purchaser shall have received a copy of the Escrow Agreement, duly executed by the Seller Representative and the Escrow Agent.

(vii)         Legal Opinion. Purchaser shall have received a duly executed opinion from the Company’s counsel or counsels, in form and substance reasonably satisfactory to the Purchaser, addressed to the Purchaser and dated as of the Closing Date.

(viii)        Share Certificates and Transfer Instruments. The Purchaser shall have received from each Company Shareholder: (A) the Company Certificates representing the Company Shares (or duly executed affidavits of lost stock certificates in form and substance reasonably acceptable to the Purchaser), if applicable, (B) a properly completed and duly executed Letter of Transmittal, and (C) all other Transmittal Documents, each in form reasonably acceptable for transfer on the books of the Company.

(ix)          Resignations. The Purchaser shall have received written resignations, effective as of the Closing, of each of the directors and officers of the Company as requested by the Purchaser prior to the Closing.

(x)           Registered Agent Letter. The Purchaser shall receive a copy of the letter, executed by all parties thereto, in the agreed form, to the Cayman Islands registered agent of the Company from the client of record of such registered agent instructing it to take instruction from the Purchaser (or its nominees) from Closing.

(xi)          Non-Competition Agreements. The Purchaser shall have received Non-Competition and Non-Solicitation Agreements from each of the Persons set forth on Schedule 7.3(d)(xi) in favor of and for the benefit of the Purchaser, the Company and each of the other Covered Parties (as defined therein) in substantially the form attached as Exhibit D hereto (each, a “Non-Competition Agreement”), duly executed by each such Person and the Company

(xii)         Lock-Up Agreements. The Purchaser shall have received a Lock-Up Agreement for each Company Shareholder and each holder of a Company Warrant, duly executed by such Company Shareholder or holder of a Company Warrant.

(xiii)        Registration Rights Agreement. The Purchaser shall have received a copy of the Registration Rights Agreement, duly executed by all Company Shareholders.

(e)      Appointment to the Board. The members of Purchaser’s board of directors shall have been elected or appointed to the Post-Closing Board of Directors as of the Closing consistent with the requirements of Section 5.17.

7.4          Frustration of Conditions. Notwithstanding anything contained herein to the contrary, no Party may rely on the failure of any condition set forth in this Article VII to be satisfied if such failure was caused by the failure of such Party or its Affiliates (or with respect to the Company, any Target Company or Company Shareholder) failure to comply with or perform any of its covenants or obligations set forth in this Agreement.

Article VIII
TERMINATION AND EXPENSES

8.1          Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing as follows:

(a)           by mutual written consent of the Purchaser and the Company;

(b)           by written notice by the Purchaser or the Company if any of the conditions to the Closing set forth in Article VII have not been satisfied or waived by April 20, 2017 (the “Outside Date”) (provided, that if the Purchaser seeks and receives the approval of its shareholders to extend the deadline for the Purchaser to consummate its initial Business Combination (the “Extension”), the Outside Date shall be extended to the earlier of (i) such extended date before which the Purchaser must complete its initial Business Combination and (ii) July 20, 2017); provided, however, the right to terminate this Agreement under this Section 8.1(b) shall not be available to a Party if

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the breach or violation by such Party or its Affiliates of any representation, warranty, covenant or obligation under this Agreement was the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Date;

(c)           by written notice by either the Purchaser or the Company if a Governmental Authority of competent jurisdiction shall have issued an Order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such Order or other action has become final and non-appealable; provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(c) shall not be available to a Party if the failure by such Party or its Affiliates to comply with any provision of this Agreement has been a substantial cause of, or substantially resulted in, such action by such Governmental Authority;

(d)           by written notice by the Company, if (i) there has been a material breach by the Purchaser of any of its representations, warranties, covenants or agreements contained in this Agreement, or if any representation or warranty of the Purchaser shall have become materially untrue or materially inaccurate, in any case, which would result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b) to be satisfied (treating the Closing Date for such purposes as the date of this Agreement or, if later, the date of such breach), and (ii) the breach or inaccuracy is incapable of being cured or is not cured within the earlier of (A) twenty (20) days after written notice of such breach or inaccuracy is provided by the Company or (B) the Outside Date; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.1(d) if at such time the Company is in material breach of this Agreement;

(e)           by written notice by the Purchaser, if (i) there has been a breach by the Company of any of its representations, warranties, covenants or agreements contained in this Agreement, or if any representation or warranty of such Parties shall have become untrue or inaccurate, in any case, which would result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b) to be satisfied (treating the Closing Date for such purposes as the date of this Agreement or, if later, the date of such breach), and (ii) the breach or inaccuracy is incapable of being cured or is not cured within the earlier of (A) twenty (20) days after written notice of such breach or inaccuracy is provided by the Purchaser or (B) the Outside Date; provided that Purchaser shall not have the right to terminate this Agreement pursuant to this Section 8.1(e) if at such time Purchaser is in material breach of this Agreement;

(f)            by written notice by the Purchaser if there shall have been a Material Adverse Effect on the Company or its Subsidiaries following the date of this Agreement which is uncured and continuing;

(g)           by written notice by either the Company or the Purchaser, if the meeting of the Company Shareholders described in Section 5.6 (including any adjournment or postponement thereof) has concluded, the Company Shareholders have duly voted, and the Required Company Shareholder Approval was not obtained; or

(h)           by written notice by either the Company or the Purchaser, if the Shareholder Meeting described in Section 7.1(a) (including any adjournment or postponement thereof) has concluded, the shareholders of the Purchaser have duly voted, and the Required Purchaser Shareholder Approval was not obtained.

8.2          Effect of Termination. This Agreement may only be terminated in the circumstances described in Section 8.1 and pursuant to a written notice delivered by the applicable Party to the other applicable Parties, which sets forth the basis for such termination, including the provision of Section 8.1 under which such termination is made. In the event of the valid termination of this Agreement pursuant to Section 8.1, this Agreement shall forthwith become void, and there shall be no Liability on the part of any Party or any of their respective Representatives, and all rights and obligations of each Party shall cease, except: (i) Sections 5.14, 5.15, 8.3, 8.4, 9.1, Article X and this Section 8.2 shall survive the termination of this Agreement, and (ii) nothing herein shall relieve any Party from Liability for any willful breach of any representation, warranty, covenant or obligation under this Agreement or any Fraud Claim against such Party, in either case, prior to termination of this Agreement (in each case of clauses (i) and (ii) above, subject to Article IX). Without limiting the foregoing, and except as provided in Sections 8.3 and 8.4 and this Section 8.2 (but subject to Section 9.1), and subject to the right to seek injunctions, specific performance or other equitable relief in accordance with Section 10.7, the Parties’ sole right prior to the Closing with respect to any breach of any representation, warranty, covenant or other agreement contained in this Agreement by another Party or with respect to the transactions contemplated by this Agreement shall be the right, if applicable, to terminate this Agreement pursuant to Section 8.1.

8.3          Fees and Expenses. Subject to Sections 8.4, 9.1, 10.14 and 10.15 all Expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such expenses. As used in this Agreement, “Expenses” shall include all out-of-pocket expenses (including all fees and expenses of

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counsel, accountants, investment bankers, financial advisors, financing sources, experts and consultants to a Party hereto or any of its Affiliates) incurred by a Party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution or performance of this Agreement or any Ancillary Document related hereto and all other matters related to the consummation of this Agreement. With respect to the Purchaser, Expenses shall include any and all deferred expenses (including fees or commissions payable to the underwriters and any legal fees) of the IPO upon consummation of a Business Combination, as well as any costs and expenses incurred in connection with the PIPE Investment or the Extension, if any.

8.4          Termination Fee.

(a)           Notwithstanding Section 8.3 above, in the event that there is a valid and effective termination of this Agreement by the Company pursuant to Section 8.1(d), then the Purchaser shall pay to the Company a termination fee in an amount in cash equal to $5,000,000 (the “Termination Fee”), payable by the Purchaser within ten (10) Business Days after such termination by wire transfer of immediately available funds to an account designated in writing by the Company.

(b)           Notwithstanding Section 8.3 above, in the event that there is a valid and effective termination of this Agreement by the Purchaser pursuant to Section 8.1(e), then the Company shall pay to the Purchaser an amount in cash equal to the Termination Fee, payable by the Company within ten (10) Business Days after such termination by wire transfer of immediately available funds to an account designated in writing by the Purchaser.

(c)           Notwithstanding anything to the contrary in this Agreement, the Parties expressly acknowledge and agree that, with respect to any termination of this Agreement in circumstances where a Termination Fee is payable under this Section 8.4, the payment of the Termination Fee shall, in light of the difficulty of accurately determining actual damages, constitute liquidated damages with respect to any claim for damages or any other claim which the Purchaser or the Company, as the case may be, would otherwise be entitled to assert against the other Party or its Affiliates or any of their respective assets, or against any of their respective directors, officers, employees or shareholders with respect to this Agreement and the transactions contemplated hereby and shall constitute the sole and exclusive remedy available to the Purchaser or the Company, as the case may be, provided, that the foregoing shall not limit (x) any claim for fraud prior to termination of this Agreement or (y) the rights of the Purchaser or the Company to seek specific performance or other injunctive relief in lieu of terminating this Agreement.

Article IX
WAIVERS AND RELEASES

9.1          Waiver of Claims Against Trust. Reference is made to the IPO Prospectus. The Company warrants and represents that it has read the IPO Prospectus and understands that Purchaser has established the Trust Account containing the proceeds of the IPO (including interest accrued from time to time thereon) for the benefit of Purchaser’s public stockholders (including overallotment shares acquired by Purchaser’s underwriters) (the “Public Shareholders”) and that, except as otherwise described in the IPO Prospectus, Purchaser may disburse monies from the Trust Account only: (a) to the Public Shareholders in the event they elect to redeem their Purchaser Ordinary Shares in connection with the consummation of its initial business combination (as such term is used in the IPO Prospectus) (“Business Combination”), (b) to the Public Shareholders if the Purchaser fails to consummate a Business Combination within eighteen (18) months after the closing of the IPO, (c) to pay any taxes and for working capital purposes from the interest accrued in the Trust Account, and (d) to the Purchaser after or concurrently with the consummation of its Business Combination. For and in consideration of Purchaser entering into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company hereby agrees on behalf of itself and its Affiliates that, notwithstanding anything to the contrary in this Agreement, neither the Company nor its Affiliates does now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, any proposed or actual business relationship between the Purchaser or its Representatives, on the one hand, and the Company or its Representatives, on the other hand, this Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”). The Company on behalf of itself and its Affiliates hereby irrevocably waives any Released Claims that the Company or its Affiliates may have against the Trust Account (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, contracts

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or agreements with Purchaser or its Representatives and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of this Agreement or any other agreement with Purchaser or its Affiliates). The Company agrees and acknowledges that such irrevocable waiver is material to this Agreement and specifically relied upon by the Purchaser and its Affiliates to induce Purchaser to enter in this Agreement, and the Company further intends and understands such waiver to be valid, binding and enforceable under applicable Law. To the extent the Company or any of its Affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to the Purchaser or its Representatives, which proceeding seeks, in whole or in part, monetary relief against the Purchaser or its Representatives, the Company hereby acknowledges and agrees its sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit any the Company or its Affiliates (or any Person claiming on any of their behalves or in lieu of them) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. In the event that the Company or any of its Affiliates commences Action based upon, in connection with, relating to or arising out of any matter relating to the Purchaser or its Representatives which proceeding seeks, in whole or in part, relief against the Trust Account (including any distributions therefrom) or the Public Shareholders, whether in the form of money damages or injunctive relief, the Purchaser and its Representatives shall be entitled to recover from the Company, its Affiliates, and the Company Shareholders, the associated legal fees and costs in connection with any such Action, in the event the Purchaser or its Representatives, as applicable, prevails in such Action. For the avoidance of doubt, the Sponsor shall be deemed to be an Affiliate of Purchaser prior to the Closing. This Section 9.1 shall survive termination of this Agreement for any reason.

Article X
MISCELLANEOUS

10.1        Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by facsimile or other electronic means, with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable Party at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to the Purchaser or Merger Sub at or prior to the Closing, or to the Sponsor or Purchaser Representative, to:

c/o Zhengqi International Holding Limited
855 Pudong South Road
The World Plaza, 27th Floor
Pudong, Shanghai 200120, China
Attn: Yaqi (Sophie) Feng, COO
Facsimile No.: 86-21-8012-9882
Telephone No: 86-21-8012-9878
Email: fengyq@tpyzq.com

with a copy (which will not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn: Douglas Ellenoff, Esq.
Stuart Neuhauser, Esq.
Facsimile No.: (212) 370-7889
Telephone No.: (212) 370-1300
Email: ellenoff@egsllp.com sneuhauser@egsllp.com

If to the Company or the Surviving Company, to:

Borqs International Holding Corp
Tower A, Building B23
Universal Business Park
No. 10 Jiuxiangqiao Road
Chaoyang District, Beijing 100015, China
Attn: Pat Chan, CEO
Facsimile No.: 86-10-5975-6363
Telephone No: 86-10-5975-6336
Email: pat.chan@borqs.com

with a copy (which will not constitute notice) to:

Fenwick & West LLP
801 California Street
Mountain View, CA 94041
Attn: Eva Wang
Facsimile No.: (650) 938-5200
Telephone No.: (650) 335-7878
Email: ewang@fenwick.com

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If to the Seller Representative to:

Zhengdong Zou
28/F, Jing Guang Centre, Hu Jia Lou
No. 1 East Third Ring Road
Chaoyang District, Beijing 100020, China
Facsimile No.: 86-10-6554-4123
Telephone No: 86-10-6597-0811
Email: zouzhendong@sinowinglaw.com

with a copy (which will not constitute notice) to:

Fenwick & West LLP
801 California Street
Mountain View, CA 94041
Attn: Eva Wang
Facsimile No.: (650) 938-5200
Telephone No.: (650) 335-7878
Email: ewang@fenwick.com

If to the Purchaser after the Closing, to:

Borqs Technologies, Inc.
Tower A, Building B23
Universal Business Park
No. 10 Jiuxiangqiao Road
Chaoyang District, Beijing 100015 China
Attn: Pat Chan, CEO
Facsimile No.: 86-10-5975-6363
Telephone No: 86-10-5975-6336
Email: pat.chan@borqs.com

with a copy (which will not constitute notice) to:

Fenwick & West LLP
801 California Street
Mountain View, CA 94041
Attn: Eva Wang
Facsimile No.: (650) 938-5200
Telephone No.: (650) 335-7878
Email: ewang@fenwick.com

and

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn: Douglas Ellenoff, Esq.
Stuart Neuhauser, Esq.
Facsimile No.: (212) 370-7889
Telephone No.: (212) 370-1300
Email: ellenoff@egsllp.com
sneuhauser@egsllp.com

10.2        Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned by operation of Law or otherwise without the prior written consent of the Purchaser, the Company, the Purchaser Representative and the Seller Representative, and any assignment without such consent shall be null and void; provided that no such assignment shall relieve the assigning Party of its obligations hereunder.

10.3        Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any Person that is not a Party hereto or thereto or a successor or permitted assign of such a Party.

10.4        Arbitration. Any and all disputes, controversies and claims (other than applications for a temporary restraining order, preliminary injunction, permanent injunction or other equitable relief or application for enforcement of a resolution under this Section 10.4) arising out of, related to, or in connection with this Agreement or the transactions contemplated hereby (a “Dispute”) shall be governed by this Section 10.4. A party must, in the first instance, provide written notice of any Disputes to the other parties subject to such Dispute, which notice must provide a reasonably detailed description of the matters subject to the Dispute. The parties involved in such Dispute shall seek to resolve the Dispute on an amicable basis within ten (10) Business Days of the notice of such Dispute being received by such other parties subject to such Dispute (the “Resolution Period”); provided, that if any Dispute would reasonably be expected to have become moot or otherwise irrelevant if not decided within sixty (60) days after the occurrence of such Dispute, then there shall be no Resolution Period with respect to such Dispute. Any Dispute that is not resolved during the Resolution Period may immediately be referred to and finally resolved by arbitration pursuant to the then-existing Expedited Procedures (as defined in the AAA Procedures) of the Commercial Arbitration Rules (the “AAA Procedures”) of the American Arbitration Association (the “AAA”). Any party involved in such Dispute may submit the Dispute to the AAA to commence the proceedings after the Resolution Period. To the extent that the AAA Procedures and this Agreement are in conflict, the terms of this Agreement shall control. The arbitration shall be conducted by one arbitrator nominated by the AAA promptly (but in any event within five (5) Business Days) after the

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submission of the Dispute to the AAA and reasonably acceptable to each party subject to the Dispute, which arbitrator shall be a commercial lawyer with substantial experience arbitrating disputes under acquisition agreements. The arbitrator shall accept his or her appointment and begin the arbitration process promptly (but in any event within five (5) Business Days) after his or her nomination and acceptance by the parties subject to the Dispute. The proceedings shall be streamlined and efficient. The arbitrator shall decide the Dispute in accordance with the substantive law of the state of Delaware. Time is of the essence. Each party shall submit a proposal for resolution of the Dispute to the arbitrator within twenty (20) days after confirmation of the appointment of the arbitrator. The arbitrator shall have the power to order any party to do, or to refrain from doing, anything consistent with this Agreement, the Ancillary Documents and applicable Law, including to perform its contractual obligation(s); provided, that the arbitrator shall be limited to ordering pursuant to the foregoing power (and, for the avoidance of doubt, shall order) the relevant party (or parties, as applicable) to comply with only one or the other of the proposals. The arbitrator’s award shall be in writing and shall include a reasonable explanation of the arbitrator’s reason(s) for selecting one or the other proposal. The seat of arbitration shall be in New York County, State of New York. The language of the arbitration shall be English.

10.5        Governing Law; Jurisdiction. This Agreement shall be governed by, construed and enforced in accordance with the Laws of the State of Delaware without regard to the conflict of laws principles thereof. Subject to Section 10.4, all Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in New York, New York (or in any court in which appeal from such courts may be taken) (the “Specified Courts”). Subject to Section 10.4, each Party hereto hereby (a) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any Party hereto and (b) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each Party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each Party irrevocably consents to the service of the summons and complaint and any other process in any other Action relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such Party at the applicable address set forth in Section 10.1. Nothing in this Section 10.5 shall affect the right of any Party to serve legal process in any other manner permitted by Law.

10.6        WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.6.

10.7        Specific Performance. Each Party acknowledges that the rights of each Party to consummate the transactions contemplated hereby are unique, recognizes and affirms that in the event of a breach of this Agreement by any Party, money damages may be inadequate and the non-breaching Parties may have not adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by an applicable Party in accordance with their specific terms or were otherwise breached. Accordingly, each Party shall be entitled to seek an injunction or restraining order to prevent breaches of this Agreement and to seek to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such Party may be entitled under this Agreement, at law or in equity.

10.8        Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties will substitute for any invalid, illegal or unenforceable

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provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

10.9        Amendment. This Agreement may be amended, supplemented or modified only by execution of a written instrument signed by the Purchaser, the Company, the Purchaser Representative and the Seller Representative.

10.10       Waiver. The Purchaser on behalf of itself and its Affiliates, the Company on behalf of itself and its Affiliates, and the Seller Representative on behalf of itself and the Company Shareholders, may in its sole discretion (i) extend the time for the performance of any obligation or other act of any other non-Affiliated Party hereto, (ii) waive any inaccuracy in the representations and warranties by such other non-Affiliated Party contained herein or in any document delivered pursuant hereto and (iii) waive compliance by such other non-Affiliated Party with any covenant or condition contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party or Parties to be bound thereby (including by the Purchaser Representative or Seller Representative in lieu of such Party to the extent provided in this Agreement). Notwithstanding the foregoing, no failure or delay by a Party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. Notwithstanding the foregoing, any waiver of any provision of this Agreement after the Closing shall also require the prior written consent of the Purchaser Representative.

10.11       Entire Agreement. This Agreement and the documents or instruments referred to herein, including any exhibits and schedules attached hereto, which exhibits and schedules are incorporated herein by reference, together with the Ancillary Documents, embody the entire agreement and understanding of the Parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or the documents or instruments referred to herein, which collectively supersede all prior agreements and the understandings among the Parties with respect to the subject matter contained herein.

10.12       Interpretation. The table of contents and the Article and Section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not in any way affect the meaning or interpretation of this Agreement. In this Agreement, unless the context otherwise requires: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and words in the singular, including any defined terms, include the plural and vice versa; (b) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity; (c) any accounting term used and not otherwise defined in this Agreement or any Ancillary Document has the meaning assigned to such term in accordance with GAAP; (d) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (e) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular Section or other subdivision of this Agreement; (f) the word “if” and other words of similar import when used herein shall be deemed in each case to be followed by the phrase “and only if”; (g) the term “or” means “and/or”; (h) any reference to the term “ordinary course” or “ordinary course of business” shall be deemed in each case to be followed by the words “consistent with past practice”; (i) any agreement, instrument, insurance policy, Law or Order defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument, insurance policy, Law or Order as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes, regulations, rules or orders) by succession of comparable successor statutes, regulations, rules or orders and references to all attachments thereto and instruments incorporated therein; (j) except as otherwise indicated, all references in this Agreement to the words “Section,” “Article”, “Schedule” and “Exhibit” are intended to refer to Sections, Articles, Schedules and Exhibits to this Agreement; and (k) the term “Dollars” or “$” means United States dollars. Any reference in this Agreement or any Ancillary Document to a Person’s directors shall including any member of such Person’s governing body and any reference in this Agreement to a Person’s officers shall including any Person filling a substantially similar position for such Person. Any reference in this Agreement or any Ancillary Document to a Person’s shareholders shall include any applicable owners of the equity interests of such Person, in whatever form, including with respect to the Purchaser its members under the BVI Act or its Organizational Documents. The Parties have participated jointly in the negotiation

Annex A-50

and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. To the extent that any Contract, document, certificate or instrument is represented and warranted to by the Company to be given, delivered, provided or made available by the Company, in order for such Contract, document, certificate or instrument to have been deemed to have been given, delivered, provided and made available to the Purchaser or its Representatives, such Contract, document, certificate or instrument shall have been posted to the electronic data site maintained on behalf of the Company for the benefit of the Purchaser and its Representatives and the Purchaser and its Representatives have been given access to the electronic folders containing such information.

10.13       Counterparts. This Agreement may be executed and delivered (including by facsimile or other electronic transmission) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

10.14       Purchaser Representative.

(a)           The Purchaser, on behalf of itself and its Subsidiaries, successors and assigns, by execution and delivery of this Agreement, hereby irrevocably appoints Zhengqi International Holding Limited, in its capacity as the Purchaser Representative, as each such Person’s agent, attorney-in-fact and representative, with full power of substitution to act in the name, place and stead of such Person, to act on behalf of such Person from and after the Closing in connection with: (i) bringing, managing, controlling, defending and settling on behalf of a Indemnified Party any indemnification claims by any of them under Article VI; (ii) acting on behalf of such Person under the Escrow Agreement; (iii) terminating, amending or waiving on behalf of such Person any provision of this Agreement or any Ancillary Documents to which the Purchaser Representative is a party; (iv) signing on behalf of such Person any releases or other documents with respect to any dispute or remedy arising under this Agreement or any Ancillary Documents to which the Purchaser Representative is a party; (v) employing and obtaining the advice of legal counsel, accountants and other professional advisors as the Purchaser Representative, in its reasonable discretion, deems necessary or advisable in the performance of its duties as the Purchaser Representative and to rely on their advice and counsel; (vi) incurring and paying reasonable out-of-pocket costs and expenses, including fees of brokers, attorneys and accountants incurred pursuant to the transactions contemplated hereby, and any other reasonable out-of-pocket fees and expenses allocable or in any way relating to such transaction or any indemnification claim; and (vii) otherwise enforcing the rights and obligations of any such Persons under this Agreement and the Ancillary Documents to which the Purchaser Representative is a party, including giving and receiving all notices and communications hereunder or thereunder on behalf of such Person; provided, that the Parties acknowledge that the Purchaser Representative is specifically authorized and directed to act on behalf of, and for the benefit of, the holders of Purchaser Securities (other than the Company Shareholders immediately prior to the Effective Time and their respective successors and assigns). All decisions and actions by the Purchaser Representative, including any agreement between the Purchaser Representative and the Company, Seller Representative, any Company Shareholder or Indemnifying Party relating to the defense or settlement of any indemnification claims for which an Indemnifying Party may be required to indemnify an Indemnified Party pursuant to Article VI, shall be binding upon the Purchaser and its Subsidiaries, successors and assigns, and they (nor any other Party) shall have the right to object, dissent, protest or otherwise contest the same. The provisions of this Section 10.14 are irrevocable and coupled with an interest. The Purchaser Representative hereby accepts its appointment and authorization as the Purchaser Representative under this Agreement.

(b)           The Purchaser Representative shall not be liable for any act done or omitted under this Agreement or any Ancillary Document as the Purchaser Representative while acting in good faith and without willful misconduct or gross negligence, and any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith. The Purchaser shall indemnify, defend and hold harmless the Purchaser Representative from and against any and all Losses incurred without gross negligence, bad faith or willful misconduct on the part of the Purchaser Representative (in its capacity as such) and arising out of or in connection with the acceptance or administration of the Purchaser Representative’s duties under this Agreement or any Ancillary Document, including the reasonable out-of-pocket fees and expenses of any legal counsel retained by the Purchaser Representative. In no event shall the Purchaser Representative in such capacity be liable hereunder or in connection herewith for any indirect, punitive, special or consequential damages. The Purchaser Representative shall be fully protected in relying upon any written notice, demand, certificate or document that it in good faith believes to be genuine, including facsimiles or

Annex A-51

copies thereof, and no Person shall have any Liability for relying on the Purchaser Representative in the foregoing manner. In connection with the performance of its rights and obligations hereunder, the Purchaser Representative shall have the right at any time and from time to time to select and engage, at the reasonable cost and expense of the Purchaser, attorneys, accountants, investment bankers, advisors, consultants and clerical personnel and obtain such other professional and expert assistance, maintain such records and incur other reasonable out-of-pocket expenses, as the Purchaser Representative may reasonably deem necessary or appropriate from time to time. All of the indemnities, immunities, releases and powers granted to the Purchaser Representative under this Section 10.14 shall survive the Closing and continue indefinitely.

(c)           The Person serving as the Purchaser Representative may resign upon ten (10) days’ prior written notice to the Purchaser and the Seller Representative, provided, that the Purchaser Representative appoints in writing a replacement Purchaser Representative. Each successor Purchaser Representative shall have all of the power, authority, rights and privileges conferred by this Agreement upon the original Purchaser Representative, and the term “Purchaser Representative” as used herein shall be deemed to include any such successor Purchaser Representatives.

10.15       Seller Representative.

(a)           By the execution and delivery of this Agreement (and with respect to Company Shareholders, by delivery of a Letter of Transmittal), the Company (solely with respect to periods prior to the Effective Time) and each Company Shareholder on behalf of itself and its successors and assigns, hereby irrevocably constitutes and appoints Zhengdong Zou in its capacity as the Seller Representative, as the true and lawful agent and attorney-in-fact of the Company and such Company Shareholder with full powers of substitution to act in the name, place and stead of thereof with respect to the performance on behalf of such Person under the terms and provisions of this Agreement and the Ancillary Documents to which the Seller Representative is a party, as the same may be from time to time amended, and to do or refrain from doing all such further acts and things, and to execute all such documents on behalf of such Person, if any, as the Seller Representative will deem necessary or appropriate in connection with any of the transactions contemplated under this Agreement or any of the Ancillary Documents to which the Seller Representative is a party, including: (i) managing, controlling, defending and settling on behalf of an Indemnifying Party certain indemnification claims against any of them under Article VI; (ii) acting on behalf of such Person under the Escrow Agreement; (iii) terminating, amending or waiving on behalf of such Person any provision of this Agreement or any Ancillary Documents to which the Seller Representative is a party (provided, that any such action, if material to the rights and obligations of the Company Shareholders in the reasonable judgment of the Seller Representative, will be taken in the same manner with respect to all Company Shareholders unless otherwise agreed by each Company Shareholder who is subject to any disparate treatment of a potentially adverse nature); (iv) signing on behalf of such Person any releases or other documents with respect to any dispute or remedy arising under this Agreement or any Ancillary Documents to which the Seller Representative is a party; (v) employing and obtaining the advice of legal counsel, accountants and other professional advisors as the Seller Representative, in its reasonable discretion, deems necessary or advisable in the performance of its duties as the Seller Representative and to rely on their advice and counsel; (vi) incurring and paying reasonable out-of-pocket costs and expenses, including fees of brokers, attorneys and accountants incurred pursuant to the transactions contemplated hereby, and any other reasonable out-of-pocket fees and expenses allocable or in any way relating to such transaction or any indemnification claim, whether incurred prior or subsequent to Closing; (vii) receiving all or any portion of the consideration provided to the Company Shareholders under this Agreement and to distribute the same to the Company Shareholders in accordance with their Pro Rata Share; and (viii) otherwise enforcing the rights and obligations of any such Persons under this Agreement and the Ancillary Documents to which the Seller Representative is a party, including giving and receiving all notices and communications hereunder or thereunder on behalf of such Person. All decisions and actions by the Seller Representative, including any agreement between the Seller Representative and the Purchaser Representative, the Purchaser or any Indemnified Party relating to the defense or settlement of any indemnification claims for which an Indemnifying Party may be required to indemnify an Indemnified Party pursuant to Article VI, shall be binding upon the Company, each Company Shareholder and their respective successors and assigns, and they (nor any other Party) shall not have the right to object, dissent, protest or otherwise contest the same. The provisions of this Section 10.15 are irrevocable and coupled with an interest. The Seller Representative hereby accepts its appointment and authorization as the Seller Representative under this Agreement.

(b)           Any other Person, including the Purchaser Representative, the Purchaser, the Company and the Indemnified Parties and the Indemnifying Parties may conclusively and absolutely rely, without inquiry, upon

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any actions of the Seller Representative as the acts of the Company and the Company Shareholders hereunder or any Ancillary Document to which the Seller Representative is a party. The Purchaser Representative, the Purchaser, the Company and each Indemnified Party and Indemnifying Party shall be entitled to rely conclusively on the instructions and decisions of the Seller Representative as to (i) the settlement of any indemnification claims by an Indemnified Party pursuant to Article VI, (ii) any payment instructions provided by the Seller Representative or (iii) any other actions required or permitted to be taken by the Seller Representative hereunder, and neither the Company, any Company Shareholder nor any Indemnifying Party shall have any cause of action against the Purchaser Representative, the Purchaser, the Company or any other Indemnified Party for any action taken by any of them in reliance upon the instructions or decisions of the Seller Representative. The Purchaser Representative, the Purchaser, the Company and the other Indemnified Parties shall not have any Liability to the Company or any Company Shareholder or Indemnifying Party for any allocation or distribution among the Company Shareholders by the Seller Representative of payments made to or at the direction of the Seller Representative. All notices or other communications required to be made or delivered to the Company or a Company Shareholder under this Agreement or any Ancillary Document to which the Seller Representative is a party shall be made to the Seller Representative for the benefit of such Company Shareholder, and any notices so made shall discharge in full all notice requirements of the other parties hereto or thereto to such Company Shareholder with respect thereto. All notices or other communications required to be made or delivered by the Company or a Company Shareholder shall be made by the Seller Representative (except for a notice under Section 10.15(d) of the replacement of the Seller Representative).

(c)           The Seller Representative will act for the Company and the Company Shareholders on all of the matters set forth in this Agreement in the manner the Seller Representative believes to be in the best interest of the Company and the Company Shareholders, but the Seller Representative will not be responsible to Company or the Company Shareholders for any Losses that Company or the Company Shareholders or Indemnifying Party may suffer by reason of the performance by the Seller Representative of the Seller Representative’s duties under this Agreement, other than Losses arising from the bad faith, gross negligence or willful misconduct by the Seller Representative in the performance of its duties under this Agreement. The Purchaser shall indemnify, defend and hold harmless the Seller Representative from and against any and all Losses incurred without gross negligence, bad faith or willful misconduct on the part of the Seller Representative (in its capacity as such) and arising out of or in connection with the acceptance or administration of the Seller Representative’s duties under this Agreement or any Ancillary Document, including the reasonable out-of-pocket fees and expenses of any legal counsel retained by the Seller Representative. In no event shall the Seller Representative in such capacity be liable hereunder or in connection herewith for any indirect, punitive, special or consequential damages. The Seller Representative shall not be liable for any act done or omitted under this Agreement or any Ancillary Document as the Seller Representative while acting in good faith and without willful misconduct or gross negligence, and any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith. The Seller Representative shall be fully protected in relying upon any written notice, demand, certificate or document that it in good faith believes to be genuine, including facsimiles or copies thereof, and no Person shall have any Liability for relying on the Seller Representative in the foregoing manner. In connection with the performance of its rights and obligations hereunder, the Seller Representative shall have the right at any time and from time to time to select and engage, at the reasonable cost and expense of the Purchaser, attorneys, accountants, investment bankers, advisors, consultants and clerical personnel and obtain such other professional and expert assistance, maintain such records and incur other reasonable out-of-pocket expenses, as the Seller Representative may reasonably deem necessary or appropriate from time to time. All of the indemnities, immunities, releases and powers granted to the Seller Representative under this Section 10.15 shall survive the Closing and continue indefinitely.

(d)           If the Seller Representative shall die, become disabled, dissolve, resign or otherwise be unable or unwilling to fulfill its responsibilities as representative and agent of Company Shareholders, then the Company Shareholders shall, within ten (10) days after such death, disability, dissolution, resignation or other event, appoint a successor Seller Representative (by vote or written consent of the Company Shareholders holding in the aggregate a Pro Rata Share in excess of fifty percent (50%)), and promptly thereafter (but in any event within two (2) Business Days after such appointment) notify the Purchaser Representative and the Purchaser in writing of the identity of such successor. Any such successor so appointed shall become the “Seller Representative” for purposes of this Agreement.

10.16       Termination Fee Guarantee. The Sponsor irrevocably and unconditionally guarantees to the Company the prompt payment of the Termination Fee if required to be paid by Purchaser pursuant to Section 8.4(a). The obligations of the Sponsor pursuant to this clause will be continuing obligations of the Sponsor and will not be satisfied, discharged or affected by any intermediate payment or settlement of account (other than complete payment of the Termination Fee), or any change in the constitution or control of, or the insolvency of, or any bankruptcy, winding

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up or analogous proceedings relating to the Purchaser. The Sponsor represents and warrants that it has all requisite corporate power and authority to execute and deliver this guarantee under this Agreement.

Article XI
DEFINITIONS

11.1        Certain Definitions. For purpose of this Agreement, the following capitalized terms have the following meanings:

“Accounting Principles” means in accordance with GAAP as in effect at the date of the financial statement to which it refers or if there is no such financial statement, then as of the Closing Date, using and applying the same accounting principles, practices, procedures, policies and methods (with consistent classifications, judgments, elections, inclusions, exclusions and valuation and estimation methodologies) used and applied by the Target Companies in the preparation of the latest audited Financial Statements and as set forth in the Reference Statement. To the extent that the latest audited Financial Statements are inconsistent with the Reference Statement and such inconsistencies are expressly identified and referenced therein, the accounting principles, practices, procedures, policies and methods set forth on the Reference Statement shall control. In any event, the Accounting Principles (i) shall not include any purchase accounting or other adjustment arising out of the consummation of the transactions contemplated by this Agreement, (ii) shall be based on facts and circumstances as they exist at or prior to the Closing and shall exclude the effect of any act, decision or event occurring after the Closing and (iii) shall follow the defined terms contained in this Agreement.

“Action” means any notice of noncompliance or violation, or any claim, demand, charge, action, suit, litigation, audit, settlement, complaint, stipulation, assessment or arbitration, or any request (including any request for information), inquiry, hearing, proceeding or investigation, by or before any Governmental Authority.

“Adjusted Merger Consideration” means an amount equal to the following, all as determined in accordance with Section 1.11:

(i)            the Base Merger Consideration, minus

(ii)           the amount of Closing Net Indebtedness, plus

(iii)          the amount, if any, by which the Closing Net Working Capital exceeds the Target Maximum Net Working Capital Amount, minus

(iv)          the amount, if any, by which the Target Minimum Net Working Capital Amounts exceeds the Closing Net Working Capital, plus

(v)           the amount of the Excess Capped Expenses, if any.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such Person. Notwithstanding anything to the contrary contained herein, the WFOE, the VIE Entity, and each of their respective Subsidiaries will be deemed to be Affiliates of the Company for all purposes of this Agreement.

“Ancillary Documents” means each agreement, instrument or document attached hereto as an Exhibit and the other agreements, certificates and instruments to be executed or delivered by any of the parties hereto in connection with or pursuant to this Agreement.

“As-Converted Company Shares” means the Company Ordinary Shares treating all Company Preferred Shares as converted into Company Ordinary Shares in accordance with the Company Charter.

“Base Merger Consideration” means Three Hundred and Three Million U.S. Dollars ($303,000,000).

“Benefit Plans” of any Person means any and all deferred compensation, executive compensation, incentive compensation, equity purchase or other equity-based compensation plan, employment or consulting, severance or termination pay, holiday, vacation or other bonus plan or practice, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit sharing, pension, or retirement plan, program, agreement, commitment or arrangement, and each other employee benefit plan, program, agreement or arrangement, including each “employee benefit plan” as such term is defined under Section 3(3) of ERISA, maintained or contributed to or

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required to be contributed to by a Person for the benefit of any employee or terminated employee of such Person, or with respect to which such Person has any Liability, whether direct or indirect, actual or contingent, whether formal or informal, and whether legally binding or not.

“BVI Act” means the British Virgin Islands Business Companies Act, 2004, as amended.

“Business Day” means any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York are authorized to close for business.

“Capped Purchaser Expenses” means the U.S. dollar amount of out-of-pocket expenses incurred by Purchaser solely from its outside accounting firm and outside legal counsel in connection the negotiation, preparation and consummation of this Agreement, as of the Reference Time. For the avoidance of doubt, Capped Purchaser Expenses excludes any other costs or Expenses, including all fees and expenses of EBC, other investment bankers, underwriters, financial advisors, financing sources, experts and consultants to a Purchaser or any of its Affiliates and any costs and expenses (including all legal and accounting expenses) incurred by Purchaser in connection with the PIPE Investment or similar transaction or the Extension, if any.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as amended. Reference to a specific section of the Code shall include such section and any valid treasury regulation promulgated thereunder.

“Company Charter” means the memorandum and articles of association of the Company, as amended and effective under the Cayman Law.

“Company Confidential Information” means all confidential or proprietary documents and information concerning the Target Companies or any of their respective Representatives, furnished in connection with this Agreement or the transactions contemplated hereby; provided, however, that Company Confidential Information shall not include any information which, (i) at the time of disclosure by the Purchaser or its Representatives, is generally available publicly and was not disclosed in breach of this Agreement or (ii) at the time of the disclosure by the Company or its Representatives to the Purchaser or its Representatives was previously known by such receiving party without violation of Law or any confidentiality obligation by the Person receiving such Company Confidential Information.

“Company Ordinary Shares” means the Company’s ordinary shares, par value $0.001 per share.

“Company Options” means an option to purchase Company Ordinary Shares that was granted pursuant to the Company Plan.

“Company Plan” means the Borqs International Holding Corp Amended and Restated 2007 Global Share Plan.

“Company Preferred Shares” means, collectively, the Company’s preferred shares, par value $0.001, per share.

“Company Securities” means, collectively, the Company Shares, the Company Options, and the Company Warrants.

“Company Series A Preferred Shares” means Series A Preference Shares of the Company, par value $0.001 per share.

“Company Series B Preferred Shares” means Series B Preference Shares of the Company, par value $0.001 per share.

“Company Series C Preferred Shares” means Series C Preference Shares of the Company, par value $0.001 per share.

“Company Series D Preferred Shares” means Series D Preference Shares of the Company, par value $0.001 per share.

“Company Shareholders” means the holders of record of Company Shares.

“Company Shares” means, collectively, the Company Ordinary Shares and the Company Preferred Shares.

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“Company Warrants” means those warrants entitling the holders thereof to purchase Company Preferred Shares or Company Ordinary Shares.

“Consent” means any consent, approval, waiver, authorization or Permit of, or notice to or declaration or filing with any Governmental Authority or any other Person.

“Contracts” means all contracts, agreements, binding arrangements, bonds, notes, indentures, mortgages, debt instruments, purchase order, licenses (and all other contracts, agreements or binding arrangements concerning Intellectual Property), franchises, leases and other instruments or obligations of any kind, written or oral (including any amendments and other modifications thereto).

“Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise. “Controlled”, “Controlling” and “under common Control with” have correlative meanings. Without limiting the foregoing a Person (the “Controlled Person”) shall be deemed Controlled by (a) any other Person (the “10% Owner”) (i) owning beneficially, as meant in Rule 13d-3 under the Exchange Act, securities entitling such Person to cast ten percent (10%) or more of the votes for election of directors or equivalent governing authority of the Controlled Person or (ii) entitled to be allocated or receive ten percent (10%) or more of the profits, losses, or distributions of the Controlled Person; (b) an officer, director, general partner, partner (other than a limited partner), manager, or member (other than a member having no management authority that is not a 10% Owner) of the Controlled Person; or (c) a spouse, parent, lineal descendant, sibling, aunt, uncle, niece, nephew, mother-in-law, father-in-law, sister-in-law, or brother-in-law of an Affiliate of the Controlled Person or a trust for the benefit of an Affiliate of the Controlled Person or of which an Affiliate of the Controlled Person is a trustee.

“Copyrights” means any works of authorship, mask works and all copyrights therein, including all renewals and extensions, copyright registrations and applications for registration and renewal, and non-registered copyrights.

“EBC” means Early Bird Capital, Inc., the lead underwriter in Purchaser’s IPO.

“Environmental Law” means any Law in any way relating to (a) the protection of human health and safety, (b) the protection, preservation or restoration of the environment and natural resources (including air, water vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), or (c) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Hazardous Materials.

“Environmental Liabilities” means, in respect of any Person, all Liabilities, obligations, responsibilities, Remedial Actions, Losses, damages, costs, and expenses (including all reasonable fees, disbursements, and expenses of counsel, experts, and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand by any other Person or in response to any violation of Environmental Law, whether known or unknown, accrued or contingent, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, to the extent based upon, related to, or arising under or pursuant to any Environmental Law, Environmental Permit, Order, or Contract with any Governmental Authority or other Person, that relates to any environmental, health or safety condition, violation of Environmental Law, or a Release or threatened Release of Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excess Capped Expenses” means the U.S. dollar amount by which the Capped Purchaser Expenses exceeds $1,000,000.

“Foreign Plan” means any plan, fund (including any superannuation fund) or other similar program or arrangement established or maintained outside the United States by the Company or any one or more of its Subsidiaries primarily for the benefit of employees of the Company or such Subsidiaries residing outside the United States, which plan, fund or other similar program or arrangement provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

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“Fraud Claim” means any claim based in whole or in part upon fraud, willful misconduct or intentional misrepresentation.

“GAAP” means generally accepted accounting principles as in effect in the United States of America.

“Governmental Authority” means any federal, state, local, foreign or other governmental, quasi-governmental or administrative body, instrumentality, department or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

“Hazardous Material” means any waste, gas, liquid or other substance or material that is defined, listed or designated as a “hazardous substance”, “pollutant”, “contaminant”, “hazardous waste”, “regulated substance”, “hazardous chemical”, or “toxic chemical” (or by any similar term) under any Environmental Law, or any other material regulated, or that could result in the imposition of Liability or responsibility, under any Environmental Law, including petroleum and its by-products, asbestos, polychlorinated biphenyls, radon, mold, and urea formaldehyde insulation.

“Indebtedness” of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money (including the outstanding principal and accrued but unpaid interest), (b) obligations for the deferred purchase price of property or services (other than trade payables and other expenses incurred in the ordinary course of business), (c) any other indebtedness of such Person that is evidenced by a note, bond, debenture, credit agreement or similar instrument, (d) all obligations of such Person under leases that should be classified as capital leases in accordance with GAAP, (e) all obligations of such Person for the reimbursement of any obligor on any line or letter of credit, banker’s acceptance, guarantee or similar credit transaction, in each case, that has been drawn or claimed against, (f) all obligations of such Person in respect of acceptances issued or created, (g) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, whether periodically or upon the happening of a contingency, (h) all obligations secured by an Lien on any property of such Person, (i) any premiums, prepayment fees or other penalties, fees, costs or expenses associated with payment of any Indebtedness of such Person and (j) all obligation described in clauses (a) through (i) above of any other Person which is directly or indirectly guaranteed by such Person or which such Person has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a creditor against loss.

“Intellectual Property” means all of the following as they exist in any jurisdiction throughout the world: Patents, Trademarks, Copyrights, Trade Secrets, Internet Assets, Software and other intellectual property, and all licenses, sublicenses and other agreements or permissions related to the preceding property.

“Internet Assets” means any all domain name registrations, web sites and web addresses and related rights, items and documentation related thereto.

“IPO” means the initial public offering of Purchaser Public Units pursuant to the IPO Prospectus, which was consummated on October 20, 2015.

“IPO Prospectus” means the final prospectus of the Purchaser, dated October 14, 2015, and filed with the SEC on October 15, 2015 (File No. 333-206435).

“Key Investors” has the meaning given to such term in the Company Charter.

“Key Series D Holders” means the holders of more than fifty percent (50%) of the outstanding Company’s Series D Preference Shares (as such term is defined in the Company Charter).

“Knowledge” means, with respect to (i) the Company, the actual knowledge of the executive officers or directors of any Target Company, after due inquiry or (ii) any other Party, the actual knowledge of its directors and executive officers, after due inquiry.

“Law” means any federal, state, local, municipal, foreign or other law, statute, legislation, principle of common law, ordinance, code, edict, decree, proclamation, treaty, convention, rule, regulation, directive, requirement, writ, injunction, settlement, Order or Consent that is or has been issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

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“Liabilities” means any and all liabilities, Indebtedness, Actions or obligations of any nature (whether absolute, accrued, contingent or otherwise, whether known or unknown, whether direct or indirect, whether matured or unmatured and whether due or to become due), including Tax liabilities due or to become due.

“Lien” means any mortgage, pledge, security interest, attachment, right of first refusal, option, proxy, voting trust, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof), restriction (whether on voting, sale, transfer, disposition or otherwise), any subordination arrangement in favor of another Person, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar Law.

“Majority Series C Holders” means the holders of a majority of the outstanding Company’s Series C Preference Shares (as such term is defined in the Company Charter).

“Material Adverse Effect” means, with respect to any specified Person, any fact, event, occurrence, change or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon (a) the business, assets, Liabilities, results of operations, prospects or condition (financial or otherwise) of such Person and its Subsidiaries, taken as a whole, or (b) the ability of such Person or any of its Subsidiaries on a timely basis to consummate the transactions contemplated by this Agreement or the Ancillary Documents to which it is a party or bound or to perform its obligations hereunder or thereunder; provided, however, that for purposes of clause (a) above, any changes or effects directly or indirectly attributable to, resulting from, relating to or arising out of the following (by themselves or when aggregated with any other, changes or effects) shall not be deemed to be, constitute, or be taken into account when determining whether there has or may, would or could have occurred a Material Adverse Effect: (i) general changes in the financial or securities markets or general economic or political conditions in the country or region in which such Person or any of its Subsidiaries do business; (ii) changes, conditions or effects that generally affect the industries in which such Person or any of its Subsidiaries principally operate; (iii) changes in GAAP or other applicable accounting principles or mandatory changes in the regulatory accounting requirements applicable to any industry in which such Person and its Subsidiaries principally operate; (iv) conditions caused by acts of God, terrorism, war (whether or not declared) or natural disaster; (v) any failure in and of itself by such Person and its Subsidiaries to meet any internal or published budgets, projections, forecasts or predictions of financial performance for any period (provided that the underlying cause of any such failure may be considered in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur to the extent not excluded by another exception herein) and (vi), with respect to the Purchaser, the consummation and effects of the Redemption (or any redemption in connection with the Extension, if any); provided further, however, that any event, occurrence, fact, condition, or change referred to in clauses (i) - (iv) immediately above shall be taken into account in determining whether a Material Adverse Effect has occurred or could reasonably be expected to occur to the extent that such event, occurrence, fact, condition, or change has a disproportionate effect on such Person or any of its Subsidiaries compared to other participants in the industries in which such Person or any of its Subsidiaries primarily conducts its businesses. Notwithstanding the foregoing, with respect to the Purchaser, the amount of the Redemption (or any redemption in connection with the Extension, if any), or the failure to obtain the Required Purchaser Shareholder Approval or the Extension shall not be deemed to be a Material Adverse Effect on or with respect to the Purchaser.

“Merger Consideration Shares” means a total number of Purchaser Ordinary Shares equal to (i) the Adjusted Merger Consideration, divided by (ii) $10.40.

“Merger Sub Ordinary Shares” means the ordinary shares, par value $1.00 per share, of Merger Sub.

“Nasdaq” means the Nasdaq Capital Market.

“Net Working Capital” means (i) all current assets of the Target Companies (excluding, without duplication, cash and cash equivalents), on a consolidated basis, as of the Reference Time, minus (ii) all current liabilities of the Target Companies (excluding, without duplication, Indebtedness), on a consolidated basis, as of the Reference Time, determined in accordance with the Accounting Principles.

“Order” means any order, decree, ruling, judgment, injunction, writ, determination, binding decision, verdict, judicial award or other action that is or has been made, entered, rendered, or otherwise put into effect by or under the authority of any Governmental Authority.

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“Organizational Documents” means, with respect to the Purchaser, the Purchaser Charter, and with respect to any other Party, its Certificate of Incorporation and Bylaws or similar organizational documents, in each case, as amended.

“Patents” means any patents, patent applications and the inventions, designs and improvements described and claimed therein, patentable inventions, and other patent rights (including any divisionals, provisionals, continuations, continuations-in-part, substitutions, or reissues thereof, whether or not patents are issued on any such applications and whether or not any such applications are amended, modified, withdrawn, or refiled).

“Permits” means all federal, state, local or foreign or other third-party permits, grants, easements, consents, approvals, authorizations, exemptions, licenses, franchises, concessions, ratifications, permissions, clearances, confirmations, endorsements, waivers, certifications, designations, ratings, registrations, qualifications or orders of any Governmental Authority or any other Person.

“Permitted Liens” means (a) Liens for Taxes or assessments and similar governmental charges or levies, which either are (i) not delinquent or (ii) being contested in good faith and by appropriate proceedings, and adequate reserves have been established with respect thereto, (b) other Liens imposed by operation of Law arising in the ordinary course of business for amounts which are not due and payable and as would not in the aggregate materially adversely affect the value of, or materially adversely interfere with the use of, the property subject thereto, (c) Liens incurred or deposits made in the ordinary course of business in connection with social security, (d) Liens on goods in transit incurred pursuant to documentary letters of credit, in each case arising in the ordinary course of business, or (v) Liens arising under this Agreement or any Ancillary Document.

“Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

“Personal Property” means any machinery, equipment, tools, vehicles, furniture, leasehold improvements, office equipment, plant, parts and other tangible personal property.

“Purchaser Charter” means the memorandum and articles of association of the Purchaser, as amended and effective under the BVI Act.

“Purchaser Confidential Information” means all confidential or proprietary documents and information concerning the Purchaser or any of its Representatives; provided, however, that Purchaser Confidential Information shall not include any information which, (i) at the time of disclosure by the Company or its respective Representatives, is generally available publicly and was not disclosed in breach of this Agreement or (ii) at the time of the disclosure by the Purchaser or its Representatives to the Company or its Representatives, was previously known by such receiving party without violation of Law or any confidentiality obligation by the Person receiving such Purchaser Confidential Information. For the avoidance of doubt, from and after the Closing, Purchaser Confidential Information will include the confidential or proprietary information of the Target Companies.

“Purchaser Ordinary Shares” means the ordinary shares of no par value in the Purchaser.

“Purchaser Private Right” means one right that was included as part of each Purchaser Private Unit entitling the holder thereof to receive one-tenth (1/10th) of a Purchaser Ordinary Share upon the consummation by the Purchaser of an initial Business Combination.

“Purchaser Private Warrant” means one whole warrant that was included in as part of each Purchaser Private Unit, entitling the holder thereof to purchase one-half (1/2) of one (1) Purchaser Ordinary Share at a purchase price of $12.00 per full Purchaser Ordinary Share.

“Purchaser Private Units” means the units issued in private placements to EBC and Sponsor at the time of the consummation of the IPO and thereafter, which units consist of one (1) Purchaser Ordinary Share, one (1) Purchaser Private Right and one (1) Purchaser Private Warrant.

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“Purchaser Public Right” means one right that was included as part of each Purchaser Public Unit entitling the holder thereof to receive one-tenth (1/10th) of a Purchaser Ordinary Share upon the consummation by the Purchaser of an initial Business Combination.

“Purchaser Public Unit” means the units issued in the IPO consisting of one (1) Purchaser Ordinary Share, one (1) Purchaser Public Right and one (1) Purchaser Public Warrant.

“Purchaser Public Warrants” means one whole warrant that was included in as part of each Purchaser Public Unit, entitling the holder thereof to purchase one-half (1/2) of a Purchaser Ordinary Share at a price of $12.00 per full share.

“Purchaser Securities” means the Purchaser Public Units, the Purchaser Ordinary Shares, the Purchaser Public Warrants, the Purchaser Private Rights, the Purchaser Public Rights, the Purchaser Private Units, the Purchaser Private Warrants and the Purchaser UPO, collectively.

“Purchaser Share Price” means an amount equal to the VWAP of the Purchaser Ordinary Shares over the twenty (20) Trading Days ending at the close of business on the principal securities exchange or securities market on which the Purchaser Ordinary Shares are then traded immediately prior to the date of determination, as equitably adjusted for stock splits, stock dividends, combinations, recapitalizations and the like after the date of this Agreement.

“Purchaser UPO” means the option issued to EBC and/or its designee to purchase up to 400,000 Purchaser Public Units at a price of $10.00 per unit, provided the exercise price per unit may be adjusted as stated in the option.

“Reference Time” means the close of business of the Company on the last Business Day prior to the Closing Date (but treating any Indebtedness, Transaction Expenses or other liabilities that are contingent upon the consummation of the Closing as currently due and owing without contingency as of the Reference Time).

“Release” means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, or leaching into the indoor or outdoor environment, or into or out of any property.

“Remedial Action” means all actions to (i) clean up, remove, treat, or in any other way address any Hazardous Material, (ii) prevent the Release of any Hazardous Material so it does not endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (iii) perform pre-remedial studies and investigations or post-remedial monitoring and care, or (iv) correct a condition of noncompliance with Environmental Laws.

“Representative” means, as to any Person, such Person’s Affiliates and its and their managers, directors, officers, employees, agents and advisors (including financial advisors, counsel and accountants).

“Required Key Investors” means a group of Key Investors who, in aggregate, hold at least sixty-seven percent (67%) of the Company Preferred Shares then held by the Key Investors, on an as converted to Company Ordinary Share basis.

“SEC” means the Securities and Exchange Commission (or any successor Governmental Authority).

“Securities Act” means the Securities Act of 1933, as amended.

“Software” means any computer software programs, including all source code, object code, and documentation related thereto and all software modules, tools and databases.

“SOX” means the Sarbanes-Oxley Act of 2002, as amended.

“Subsidiary” means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons will be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons

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will be allocated a majority of partnership, association or other business entity gains or losses or will be or control the managing director, managing member, general partner or other managing Person of such partnership, association or other business entity. A Subsidiary of a Person will also include any variable interest entity which is consolidated with such Person under applicable accounting rules. Notwithstanding anything to the contrary contained herein, the WFOE and the VIE Entity will each be deemed to be Subsidiaries of the Company for all purposes of this Agreement.

“Target Company” means each of the Company and its direct and indirect Subsidiaries.

“Target Maximum Net Working Capital Amount” means $11,000,000.

“Target Minimum Net Working Capital Amount” means $9,000,000.

“Tax Return” means any return, declaration, report, claim for refund, information return or other documents (including any related or supporting schedules, statements or information) filed or required to be filed in connection with the determination, assessment or collection of any Taxes or the administration of any Laws or administrative requirements relating to any Taxes.

“Taxes” means (a) all direct or indirect federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, value-added, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, social security and related contributions due in relation to the payment of compensation to employees, excise, severance, stamp, occupation, premium, property, windfall profits, alternative minimum, estimated, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto, (b) any Liability for payment of amounts described in clause (a) whether as a result of being a member of an affiliated, consolidated, combined or unitary group for any period or otherwise through operation of law and (c) any Liability for the payment of amounts described in clauses (a) or (b) as a result of any tax sharing, tax group, tax indemnity or tax allocation agreement with, or any other express or implied agreement to indemnify, any other Person.

“Trade Secrets” means any trade secrets, confidential business information, concepts, ideas, designs, research or development information, processes, procedures, techniques, technical information, specifications, operating and maintenance manuals, engineering drawings, methods, know-how, data, mask works, discoveries, inventions, modifications, extensions, improvements, and other proprietary rights (whether or not patentable or subject to copyright, trademark, or trade secret protection).

“Trademarks” means any trademarks, service marks, trade dress, trade names, brand names, internet domain names, designs, logos, or corporate names (including, in each case, the goodwill associated therewith), whether registered or unregistered, and all registrations and applications for registration and renewal thereof.

“Trading Day” means any day on which Purchaser Ordinary Shares are actually traded on the principal securities exchange or securities market on which the Purchaser Ordinary Shares are then traded.

“Transaction Expenses” means all fees and expenses of any of the Target Companies incurred or payable as of the Closing and not paid prior to the Closing (i) in connection with the consummation of the transactions contemplated hereby, including any amounts payable to professionals (including investment bankers, brokers, finders, attorneys, accountants and other consultants and advisors) retained by or on behalf of any of the Target Companies, (ii) any change in control bonus, transaction bonus, retention bonus, termination or severance payment or payment relating to terminated options, warrants or other equity appreciation, phantom equity, profit participation or similar rights, in any case, to be made to any current or former employee, independent contractor, director or officer of any of the Target Companies at or after the Closing pursuant to any agreement to which any of the Target Companies is a party prior to the Closing which become payable (including if subject to continued employment) as a result of the execution of this Agreement or the consummation of the transactions contemplated hereby and (iii) any Transfer Taxes.

“Trust Account” means the trust account established by Purchaser with the proceeds from the IPO pursuant to the Trust Agreement in accordance with the IPO Prospectus.

“Trust Agreement” means that certain Investment Management Trust Agreement, dated as of October 14, 2015, as it may be amended, by and between the Purchaser and the Trustee, as well as any other agreements entered into related to or governing the Trust Account.

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“Trustee” means Continental Stock Transfer & Trust Company, in its capacity as trustee under the Trust Agreement.

“VWAP” means, for any security as of any date(s), the dollar volume-weighted average price for such security on the principal securities exchange or securities market on which such security is then traded during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “HP” function (set to weighted average) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported by OTC Markets Group Inc. If the VWAP cannot be calculated for such security on such date(s) on any of the foregoing bases, the VWAP of such security on such date(s) shall be the fair market value as reasonably determined by Purchaser in good faith. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

11.2        Section References. The following capitalized terms, as used in this Agreement, have the respective meanings given to them in the Section as set forth below adjacent to such terms:

Term	Section
AAA	10.4
AAA Procedures	10.4
Acquisition Proposal	5.7(a)
Agreement	Preamble
Alternative Transaction	5.7(a)
Amended Charter	5.13(a)
Antitrust Laws	5.10(b)
Assumed Option	1.8(e)
Borqs HK	Recitals
Business Combination	9.1
Cayman Law	Recitals
Claim Notice	6.5(b)
Closing	2.1
Closing Balance Sheet	1.11(b)
Closing Date	2.1
Closing Filing	5.14(b)
Closing Net Indebtedness	1.11(b)
Closing Net Working Capital	1.11(b)
Closing Press Release	5.14(b)
Closing Statement	1.11(b)
Company	Preamble
Company Benefit Plan	4.19(a)
Company Certificates	1.8(a)
Company Directors	5.17(a)
Company Disclosure Schedules	Article IV
Company Financials	4.7(a)
Company IP	4.7(d)
Company IP Licenses	4.13(a)
Company Material Contract	4.12(a)
Company Permits	4.10
Company Personal Property Leases	4.16
Company Real Property Leases	4.15
Company Registered IP	4.13(a)
Company Written Consents	Recitals

Annex A-62

Term	Section
Conflicts of Interest Policy	5.19
Deferred Expenses	5.18
Dispute	10.4
Dissenting Shares	1.13
Dissenting Shareholders	1.13
Effective Time	1.2
Enforceability Exceptions	3.2
Environmental Permit	4.20(a)
Escrow Account	1.14(a)
Escrow Agent	1.14(a)
Escrow Agreement	1.14(a)
Escrow Property	1.14(a)
Escrow Shares	1.14(a)
Expense Statement	1.11(a)
Expenses	8.3
Expiration Date	1.14(b)
Extension	8.1(b)
Federal Securities Laws	5.13(b)
Indemnified Party	6.2
Indemnifying Party	6.2
Interim Balance Sheet Date	4.7(a)
Interim Period	5.2(a)
Letter of Transmittal	1.9(a)
Lock-Up Agreement	1.9(b)
Loss	6.2
Merger	Recitals
Merger Sub	Preamble
Mutual Directors	5.17(a)
Non-Competition Agreement	7.3(d)(xi)
OFAC	3.18(c)
Off-the-Shelf Software Agreements	4.13(a)
Outbound IP License	4.13(c)
Outside Date	8.1(b)
Party(ies)	Preamble
PIPE Investment	5.10(f)
PIPE Shares	5.10(f)
Pending Claims	1.14(b)
Plan of Merger	1.2
Post-Closing Purchaser Board	5.17(a)
PRC	Recitals
PRC Establishment Documents	4.4(c)
PRC Target Company	4.4(c)
Pro Rata Share	1.7
Proxy Documents	5.13(a)
Proxy Statement	5.13(a)
Public Certifications	3.6(a)
Public Shareholders	9.1
Purchaser	Preamble
Purchaser Directors	5.17(a)
Purchaser Equity Plan	5.13(a)

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Term	Section
Purchaser Expenses	5.18
Purchaser Representative	Preamble
Purchaser Disclosure Schedules	Article III
Purchaser Financials	3.6(b)
Purchaser Material Contracts	3.13(a)
Redemption	5.13(a)
Reference Statement	1.11(c)
Registration Rights Agreement	1.9(b)
Related Person	4.21
Released Claims	9.1
Replacement Purchaser Warrant	1.8(d)
Required Company Shareholder Approval	7.1(b)
Required Purchaser Shareholder Approval	7.1(a)
Resolution Period	10.4
Resolved Third Party Claim	6.5(c)
SEC Reports	3.6(a)
Seller Representative	Preamble
Shareholder Approval Matters	5.13(a)
Shareholder Meeting	5.13(a)
Signing Filing	5.14(b)
Signing Press Release	5.14(b)
Specified Courts	10.5
Sponsor	Preamble
Surviving Company	1.1
Surviving Company Charter	1.5
Termination Fee	8.4(a)
Third Party Claim	6.5(c)
Top Customer	4.24
Top Supplier	4.24
Transmittal Documents	1.9(b)
VIE Contracts	4.4(b)
VIE Entity(ies)	Recitals
VIE Shareholders	4.4(b)
WFOE	Recitals
Voting Agreements	Recitals

Annex A-64

IN WITNESS WHEREOF, each Party hereto has caused this Agreement to be signed and delivered as of the date first written above.

The Purchaser:
PACIFIC SPECIAL ACQUISITION CORP.

By:	/s/ Zhouhong Peng
Name:	Zhouhong Peng
Title:	Chief Executive Officer

The Purchaser Representative:

ZHENGQI INTERNATIONAL HOLDING LIMITED, solely in its capacity as the Purchaser Representative hereunder

By:	/s/ Zhouhong Peng
Name:	Zhouhong Peng
Title:	Director

Merger Sub:

PAAC MERGER SUBSIDIARY LIMITED

By:	/s/ Yaqi Feng
Name:	Yaqi Feng
Title:	Director

The Company:

BORQS INTERNATIONAL HOLDING CORP

By:	/s/ Pat Chan
Name:	Pat Chan
Title:	Chief Executive Officer

The Seller Representative:

Zhengdong Zou, solely in its capacity as the Seller Representative hereunder

By:	/s/ Zhengdong Zou
Name:	Zhengdong Zou
Title:	Self

The Sponsor:

Solely for purposes of Section 10.16 hereof (and the related enforcement and interpretive provisions):

ZHENGQI INTERNATIONAL HOLDING LIMITED

By:	/s/ Zhouhong Peng
Name:	Zhouhong Peng
Title:	Director

 [Signature Page to Merger Agreement]

Annex A-65

First Amendment to Merger Agreement

This First Amendment to Merger Agreement (this “Amendment”), dated as of May 10, 2017, is entered into by and among (i) Pacific Special Acquisition Corp., a British Virgin Islands business company with limited liability (the “Purchaser”), (ii) Zhengqi International Holding Limited, a company incorporated in the British Virgin Islands, in the capacity under the Agreement (as defined below) as the Purchaser Representative (the “Purchaser Representative”), (iii) Zhengdong Zou, in the capacity under the Agreement as the Seller Representative (the “Seller Representative”), and (iv) Borqs International Holding Corp, an exempted company incorporated under the laws of the Cayman Islands with limited liability (the “Company”).

Whereas, Purchaser, the Company, the Purchaser Representative, the Seller Representative, PAAC Merger Subsidiary Limited, an exempted company incorporated under the laws of the Cayman Islands with limited liability and a wholly-owned subsidiary of the Purchaser (“Merger Sub”), and, for limited purposes thereof, Zhengqi International Holding Limited, a business company incorporated in the British Virgin Islands with limited liability (“Sponsor”), are parties to that certain Merger Agreement, dated as of December 27, 2016 (the “Agreement”);

Whereas, Purchaser, the Company, the Purchaser Representative, and the Seller Representative desire to amend the Agreement on the terms and conditions set forth herein;

Whereas, Section 10.9 of the Agreement provides that the Agreement may be amended by authorized action of Purchaser, the Company, the Purchaser Representative, and the Seller Representative; and

Whereas, contemporaneously with the execution and delivery of this Amendment, the Purchaser and the Sponsor are entering into a Backstop and Subscription Agreement (the “Backstop and Subscription Agreement”).

Now, Therefore, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.            Definitions. Capitalized terms used and not otherwise defined herein (including in the recitals hereto) shall have the meanings assigned to them in the Agreement.

2.            Amendments

a.            Section 11.1 of the Agreement is hereby amended as follows:

i.        The term “Adjusted Net Income” is inserted and defined as follows:

“Adjusted Net Income” means an amount equal to Net Income, as adjusted to exclude the following amounts:

(i)       Any extraordinary or non-recurring gains and losses (such as, but not limited to, gains and losses from a sale of a business or equipment or other asset outside of the ordinary course).

(ii)      (A) Transaction Expenses, Purchaser Expenses, and Deferred Expenses and (B) non-cash expenses incurred by the Purchaser or Merger Sub at the Closing directly relating to the assumption of the Assumed Options pursuant to Section 1.8(e).

ii.       The term “Backstop Guarantee Escrow Share Amount” is inserted and defined as follows:

“Backstop Guarantee Escrow Share Amount” means the following portion of the Guarantee Escrow Shares:

(i)       if the Adjusted Net Income is less than the Net Income Floor, then 100% of the Guarantee Escrow Shares;

(ii)      if the Adjusted Net Income is greater than the Net Income Target, then zero (0); and

(iii)     if the Adjusted Net Income is greater than the Net Income Floor but less than the Net Income Target, a percentage of the Guarantee Escrow Shares equal to the difference

Annex A-66

between (A) one hundred percent (100%) and (B) the Partial Net Income Achievement Percentage.

iii.      The definition of “Base Merger Consideration” is deleted in its entirety and replaced with the following:

“Base Merger Consideration” means Two Hundred and Seventy Million U.S. Dollars ($270,000,000).

iv.      The term “Borqs Guarantee Escrow Share Amount” is inserted and defined as follows:

“Borqs Guarantee Escrow Share Amount” means the following portion of the Guarantee Escrow Shares:

(i)       if the Adjusted Net Income is less than the Net Income Floor, then zero (0);

(ii)      if the Adjusted Net Income is greater than the Net Income Target, then 100% of the Guarantee Escrow Shares; and

(iii)     if the Adjusted Net Income is greater than the Net Income Floor but less than the Net Income Target, a percentage of the Guarantee Escrow Shares equal to the Partial Net Income Achievement Percentage.”

v.       The term “Borqs Net Income Escrow Share Amount” is inserted and defined as follows:

“Borqs Net Income Escrow Share Amount” means the following portion of the Net Income Escrow Shares:

(i)       if the Adjusted Net Income is less than the Net Income Floor, then zero (0);

(ii)      if the Adjusted Net Income is greater than the Net Income Target, then 100% of the Net Income Escrow Shares; and

(iii)     if the Adjusted Net Income is greater than the Net Income Floor but less than the Net Income Target, a percentage of the Net Income Escrow Shares equal to the Partial Net Income Achievement Percentage.

vi.      The term “Earnout Period” is inserted and defined as follows:

“Earnout Period” means the 12 month period beginning July 1, 2017 and ending June 30, 2018.

vii.     The term “Guarantee Escrow Share Amount” is inserted and defined as follows:

“Guarantee Escrow Share Amount” means a total number of Purchaser Ordinary Shares equal to 2,352,285.

viii.    The term “Minimum Earnout Shares” is inserted and defined as follows:

“Minimum Earnout Shares” means a total number of Purchaser Ordinary Shares equal to 2,352,285.

ix.      The definition of “Net Income” is inserted and defined as follows:

“Net Income” means consolidated net income of Purchaser and its Subsidiaries for the Earnout Period, determined in accordance with the Accounting Principles (but without giving effect to the last sentence of the definition of Accounting Principles in Section 11.1).

x.       The term “Net Income Escrow Share Amount” is inserted and defined as follows:

“Net Income Escrow Share Amount” means a total number of Purchaser Ordinary Shares equal to the greater of (a) zero (0) and (b) the difference of (i) the Total Available Earnout Shares less (ii) the Guarantee Escrow Share Amount.

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xi.      The term “Net Income Floor” is inserted and defined as follows:

“Net Income Floor” means $18,000,000.00, in U.S. Dollars.

xii.     The term “Net Income Target” is inserted and defined as follows:

“Net Income Target” means $20,000,000.00, in U.S. Dollars.

xiii.    The term “Partial Net Income Achievement Percentage” is inserted and defined as follows:

“Partial Net Income Achievement Percentage” means a percentage, not less than zero percent (0%) and not greater than one hundred percent (100%), equal to the quotient obtained by dividing (i) the difference of (A) Adjusted Net Income less (B) the Net Income Floor by (ii) $2,000,000.00 in U.S. Dollars

xiv.    The term “Total Available Earnout Shares” is inserted and defined as follows:

“Total Available Earnout Shares” means a total number of Purchaser Ordinary Shares equal to the lesser of (i) the sum of (a) the Minimum Earnout Shares plus (b) a number of Purchaser Ordinary Shares equal to the product obtained by multiplying (I) the Trust Account Excess by (II) 0.0445931045, and (ii) 3,846,154.

xv.     The term “Trust Account Excess” is inserted and defined as follows:

“Trust Account Excess” means an amount, in U.S. Dollars, equal to, immediately prior to the Closing (and after taking into account payments for the Redemption), the greater of (i) zero (0) and (ii) the following:

(a)      the funds, in U.S. Dollars, if any, remaining in the Trust Account, plus

(b)     the proceeds, in U.S. Dollars, if any, received by the Purchaser from the PIPE Investment, including pursuant to sales of any Backstop Shares (as defined in the Backstop and Subscription Agreement) purchased by the Sponsor (and/or any assignee of Sponsor under the Backstop and Subscription Agreement) under the Backstop and Subscription Agreement, less

(c)      Twenty-Four Million U.S. Dollars ($24,000,000).

b.            Section 1.14 of the Agreement is hereby amended and replaced to read in its entirety as follows:

“1.14      Escrow.

(a)      At or prior to the Closing, the Purchaser Representative, the Seller Representative and an escrow agent mutually acceptable to the Company and the Purchaser, acting reasonably (the “Escrow Agent”), shall enter into one or more Escrow Agreements, effective as of the Effective Time, in form and substance reasonably satisfactory to the Parties (each, an “Escrow Agreement”), pursuant to which the Purchaser shall (i) issue to the Escrow Agent four percent (4%) of the number of Merger Consideration Shares equal to (A) the Merger Consideration Shares less (B) the Guarantee Escrow Shares less (C) the Net Income Escrow Shares (if any) (such resulting Merger Consideration Shares, together with any equity securities paid as dividends or distributions with respect to such shares or into which such shares are exchanged or converted, the “Indemnity Escrow Shares”) to be held, along with any other dividends, distributions or other income on the Indemnity Escrow Shares (together with the Indemnity Escrow Shares, the “Indemnity Escrow Property”), by the Escrow Agent in a segregated escrow account (the “Indemnity Escrow Account”) and disbursed therefrom in accordance with the terms of Article VI hereof and such Escrow Agreement applicable to the Indemnity Escrow Shares, (ii) issue to the Escrow Agent a number of Merger Consideration Shares equal to the Guarantee Escrow Share Amount (together with any equity securities paid as dividends or distributions with respect to such shares or into which such shares are exchanged or converted, the “Guarantee Escrow Shares”) to be held by the Escrow Agent in a segregated escrow account (the “Guarantee Escrow Account”) and disbursed therefrom in accordance with the terms of Article XII hereof and such Escrow Agreement applicable to the Guarantee Escrow Shares, and (iii) if the Net Income Escrow Share Amount is not zero,

Annex A-68

issue to the Escrow Agent a number of Merger Consideration Shares equal to the Net Income Escrow Share Amount (together with any equity securities paid as dividends or distributions with respect to such shares or into which such shares are exchanged or converted, the “Net Income Escrow Shares”, and together with the Guarantee Escrow Shares and the Indemnity Escrow Shares, the “Escrow Shares”) to be held by the Escrow Agent in a segregated escrow account (the “Net Income Escrow Account” and, the Indemnity Escrow Account, the Guarantee Escrow Account, and the Net Income Escrow Account are collectively referred to herein as the “Escrow Account”) and disbursed therefrom in accordance with the terms of Article XII hereof and such Escrow Agreement applicable to the Net Income Escrow Shares.

(b)     The Indemnity Escrow Property shall be allocated among and transferred to the Company Shareholders pro rata based on their respective Pro Rata Share. The Indemnity Escrow Property shall serve as a security for, and a source of payment of, the Indemnified Parties’ indemnity rights pursuant to Article VI. Unless otherwise required by Law, all distributions made from the Indemnity Escrow Account shall be treated by the Parties as an adjustment to the number of Merger Consideration Shares received by the Company Shareholders pursuant to Article I hereof.

(c)      The Indemnity Escrow Property shall not be subject to any indemnification claim to the extent made after the date which is eighteen (18) months after the Closing Date (the “Expiration Date”); provided, however, with respect to any indemnification claims made in accordance with Article VI hereof on or prior to the Expiration Date (including those at are revised or adjusted in accordance with Article VI after the Expiration Date) that remain unresolved at the time of the Expiration Date (“Pending Claims”), all or a portion of the Indemnity Escrow Property reasonably necessary to satisfy such Pending Claims (as determined based on the amount of the indemnification claim included in the Claim Notice provided by the Purchaser Representative under Article VI and the Purchaser Share Price as of the Expiration Date) shall remain in the Indemnity Escrow Account until such time as such Pending Claim shall have been finally resolved pursuant to the provisions of Article VI. After the Expiration Date, any Indemnity Escrow Property remaining in the Indemnity Escrow Account that is not subject to Pending Claims, if any, and not subject to resolved but unpaid claims in favor of an Indemnified Party, shall be transferred by the Escrow Agent to the Company Shareholders that have previously delivered the Transmittal Documents to the Surviving Company or the Purchaser in accordance with Section 1.9, with each such Company Shareholder receiving its Pro Rata Share of such Indemnity Escrow Property. Promptly after the final resolution of all Pending Claims and payment of all indemnification obligations in connection therewith, the Escrow Agent shall transfer any Indemnity Escrow Property remaining in the Indemnity Escrow Account to the Company Shareholders that have previously delivered the Transmittal Documents to the Surviving Company or the Purchaser in accordance with Section 1.9, with each such Company Shareholder receiving its Pro Rata Share of such Indemnity Escrow Property.

(d)     The Guarantee Escrow Shares shall be allocated as between the Purchaser (for cancellation in connection with the issuance to the Company Shareholders of the Borqs Guarantee Issued Shares) and the Sponsor (and/or any assignee of Sponsor under the Backstop and Subscription Agreement) as set forth in Article XII. While the Guarantee Escrow Shares are held in the applicable Escrow Account, the Sponsor shall be entitled to (i) exercise voting rights with respect to such shares, and (ii) receive dividends (if declared) with respect to the Guarantee Escrow Shares (other than those paid in equity securities, which shall be included as part of the Guarantee Escrow Shares). The Parties shall treat the Sponsor as the owner of the Guarantee Escrow Shares for U.S. federal income Tax purposes. Unless otherwise required by applicable Law, all distributions from the Guarantee Escrow Account to the Sponsor shall be treated by the Parties for Tax purposes as adjustment to the basis of the Sponsor’s investment in Purchaser stock. In the event that the Guarantee Escrow Shares are surrendered by the Escrow Agent to the Purchaser, the surrender shall be treated by the parties as a shareholder contribution to capital for the Sponsor for U.S. federal income Tax purposes. The Guarantee Escrow Shares shall not be subject to release except in accordance with applicable Escrow Agreement and the release procedures set forth in Article XII. If all or any portion of the Guarantee Escrow Shares are allocated to the Purchaser for cancellation in connection with the issuance to the Company Shareholders of the Borqs Guarantee Issued Shares in accordance with Article XII, such Guarantee Escrow Shares shall be transferred by the Escrow Agent to the Purchaser by way of surrender or by way of compulsory redemption by the Purchaser for nil consideration (both of which methods are hereby agreed and accepted by all parties

Annex A-69

hereto and will also be agreed to by the Escrow Agent), and the Purchaser shall cancel such shares and issue the equivalent number of the Borqs Guarantee Issued Shares to the Company Shareholders that have previously delivered the Transmittal Documents to the Surviving Company or the Purchaser in accordance with Section 1.9, with each such Company Shareholder receiving its Pro Rata Share of such shares.

(e)      The Net Income Escrow Shares, if any, shall be distributed to the Company Shareholders or released to the Purchaser (for the purpose of cancellation), as set forth in Article XII. While the Net Income Escrow Shares are held in the applicable Escrow Account, each Company Shareholder shall, according to such Company Shareholder’s Pro Rata Share of the Net Income Escrow Shares, be entitled to (i) exercise voting rights with respect to such shares and (ii) receive dividends (if declared) with respect to the Net Income Escrow Shares (other than those paid in equity securities, which shall be included as part of the Net Income Escrow Shares). The Parties shall treat the Company Shareholders as the owners of the Net Income Escrow Shares for U.S. federal income Tax purposes. Unless otherwise required by Law, all distributions made from the Net Income Escrow Account shall be treated by the Parties for Tax purposes as an adjustment to the number of Merger Consideration Shares received by the Company Shareholders pursuant to Article I hereof. The Net Income Escrow Shares shall not be subject to release except in accordance with the applicable Escrow Agreement and the release procedures set forth in Article XII. If all or any portion of the Net Income Escrow Shares are allocated to the Company Shareholders in accordance with Article XII, such Net Income Escrow Shares shall be transferred by the Escrow Agent to the Company Shareholders that have previously delivered the Transmittal Documents to the Surviving Company or the Purchaser in accordance with Section 1.9, with each such Company Shareholder receiving its Pro Rata Share of such Net Income Escrow Shares. Any or all portions of the Net Income Escrow Shares that are not allocated to the Company Shareholders in accordance with Article XII shall be returned to the Purchaser by way of surrender or by way of compulsory redemption by the Purchaser for nil consideration (both of which methods are hereby agreed and accepted by all parties hereto and will also be agreed to by the Escrow Agent) and immediately cancelled by the Purchaser in accordance with Article XII.

c.            Section 5.18 of the Agreement is hereby amended to add the following immediately prior to the period at the end of the first sentence thereof: “and (iii) to pay any loans owed by the Purchaser to the Sponsor for any reasonable Expenses, Deferred Expenses or other administrative expenses incurred by the Purchaser”.

d.            Sections 6.3 and 6.4 of the Agreement is hereby amended such that all references to “Escrow Shares” in Section 6.3 and 6.4 shall instead be replaced with references to “Indemnity Escrow Shares”.

e.            Sections 6.2, 6.3 and 6.4 of the Agreement is hereby amended such that all references to “Escrow Property” such sections shall instead be replaced with references to “Indemnity Escrow Property”.

f.             Sections 6.2, 6.3 and 6.4 of the Agreement is hereby amended such that all references to “Escrow Account” such sections shall instead be replaced with references to “Indemnity Escrow Account”.

g.            Sections 7.2 and 7.3 of the Agreement is hereby amended such that all references to “the Escrow Agreement” in such sections shall instead be replaced with references to “one or more Escrow Agreements, either individually or collectively, as the case may be, governing the terms of the (A) Indemnity Escrow Property, (B) the Guarantee Escrow Shares, and (C) the Net Income Escrow Shares”.

h.            Section 7.2(f) of the Agreement is hereby amended to add after the word “Expenses” on the third line thereof the following: “or payment of any Deferred Expenses or other reasonable administrative expenses incurred by the Purchaser or loans owed by the Purchaser to the Sponsor for any of the foregoing”.

i.              Sections 3.17, 10.14 and 10.15 of the Agreement is hereby amended such that all references to “the Escrow Agreement” in Sections 3.17, 10.14 and 10.15 shall instead be replaced with references to “each of the Escrow Agreements, as may be applicable from time to time”.

Annex A-70

j.              A new Article XII is added to the Agreement to read in its entirety as follows:

“ARTICLE XII. EARNOUT

12.1        Earnout Determination Procedures. The Adjusted Net Income and allocation of the Total Available Earnout Shares shall be calculated and determined, and the Total Available Earnout Shares distributed, in the following manner.

(a)      Within ninety (90) days after the end of the Earnout Period, the Purchaser shall, at its expense, prepare and deliver to the Seller Representative and the Purchaser Representative an audited consolidated income statement for the Earnout Period, prepared in accordance with the Accounting Principles and setting forth the Net Income, audited by the Purchaser’s independent auditors (or other independent auditors reasonably acceptable to the Purchaser Representative and the Seller Representative) (the “Earnout Financials”). The Earnout Financials shall be reasonably detailed with appropriate footnotes, including those reasonably necessary to calculate the adjustments to Net Income necessary to determine the Adjusted Net Income.

(b)     Promptly after its receipt of the Earnout Financials, but in any event, within thirty (30) days thereafter, the Seller Representative shall prepare in good faith and deliver to the Purchaser Representative a written statement (the “Earnout Statement”) showing in reasonable detail its calculations, based on the Earnout Financials and this Agreement of (i) the Adjusted Net Income for the Earnout Period and (ii) the resulting (A) Backstop Guarantee Escrow Share Amount, (B) Borqs Guarantee Escrow Share Amount, and (C) Borqs Net Income Escrow Share Amount (collectively, the Backstop Guarantee Escrow Share Amount, the Borqs Guarantee Escrow Share Amount, and the Borqs Net Income Escrow Share Amount are referred to herein as the “Earnout Shares”), in each case, as applicable and if any. The Earnout Statement shall be accompanied by appropriate and reasonable documentation supporting the amounts and number proposed in such statement reasonably sufficient for the Purchaser Representative to verify the information contained therein.

(c)      In the event of any objection by the Purchaser Representative with respect to any of the content or conclusions set forth in the Earnout Statement, the Purchaser Representative shall, within sixty (60) days after its receipt of the Earnout Statement, give written notice to the Seller Representative (with copy to the Purchaser) of such objection showing in reasonable detail the calculation thereof (an “Earnout Dispute Notice”). The Purchaser Representative and the Seller Representative shall thereafter attempt to amicably resolve any disputed items set forth in such Earnout Dispute Notice. If the Purchaser Representative does not timely delivery an Earnout Dispute Notice, then the calculation of the Adjusted Net Income and the Earnout Shares as set forth in the Earnout Statement shall be deemed to have been accepted and shall be final and binding on all parties hereto.

(d)     If, for any reason, the Purchaser Representative and the Seller Representative cannot resolve any disputed items indicated in an Earnout Dispute Notice within thirty (30) days of the date of delivery of the Earnout Dispute Notice, then such unresolved items shall be resolved at the Purchaser’s expense, by any one of Deloitte Touche Tohmatsu Limited, PricewaterhouseCoopers, Ernst & Young or KPMG or such other internationally recognized accounting firm reasonably acceptable to the Purchaser Representative and the Seller Representative, in each case, that is not the independent auditor for any of Purchaser, the Seller Representative, or Purchaser Representative, and is otherwise reasonably agreed by the Purchaser Representative and the Seller Representative to be independent and impartial, or any other internationally recognized accounting firm reasonably acceptable to the Purchaser Representative and the Seller Representative (the “Referee”).

(e)      The Referee shall issue a written report which shall include a revised Earnout Statement as adjusted (i) pursuant to any resolutions to objections agreed upon by the Purchaser Representative and the Seller Representative and (ii) pursuant to the Referee’s resolution of the unresolved objections. The Referee shall review only those matters specified in the unresolved objections and shall make no changes to the Earnout Statement, except as are required to resolve the unresolved objections. The award of the Referee shall set out the final Earnout Statement, shall be final and binding on all parties hereto, and may be enforced in any court of competent jurisdiction. The parties agree that the procedure

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set forth in this Section 12.1 for resolving disputes with respect to the Earnout Statement shall be the sole and exclusive method for resolving any such disputes.

(f)      In connection with the preparation and review of the Earnout Statement, and until the final resolution of the Earnout Statement, the Purchaser shall, and shall cause its Subsidiaries and Representatives to, (i) provide the Purchaser Representative and the Seller Representative, and each of their respective authorized Representatives with reasonable access, during normal business hours upon reasonable advance notice, to the relevant books and records for the purposes of the review and objection right contemplated herein and the determination of the Adjusted Net Income and the allocation of the Earnout Shares, the Purchaser’s and its accountants’ work papers, schedules and other supporting data, facilities and employees responsible for the preparation of the Earnout Statement as may reasonably be requested by the Purchaser Representative and/or the Seller Representative; and (ii) otherwise reasonably cooperate with the Purchaser Representative and the Seller Representative, and each of their respective authorized Representatives, including by providing on a timely basis information reasonably necessary in the determination of the calculations and amounts set forth in the Earnout Statement.

12.2        Earnout Release Procedures.

(a)      Promptly (and, in any case, within five (5) Business Days) after the Purchaser Representative and the Seller Representative agree to the Earnout Statement or receive from the Referee its final written report, as applicable, in each case pursuant to Section 12.1, the Purchaser Representative and the Seller Representative shall execute and deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to release the applicable Earnout Shares (less any Additional Indemnity Escrow Shares (as defined below)) in accordance with the terms of this Agreement and the applicable Escrow Agreements.

(b)     If the Company Shareholders are entitled to receive the Borqs Guarantee Escrow Share Amount, the Escrow Agent shall deliver the applicable Guarantee Escrow Shares from the Escrow Account to the Purchaser by way of surrender or by way of compulsory redemption by the Purchaser for nil consideration (both of which methods are hereby agreed and accepted by all parties hereto and will also be agreed to by the Escrow Agent), for cancellation by the Purchaser (which cancellation shall occur within three (3) Business Days after the Purchaser’s receipt of such shares), and the Purchaser shall promptly thereafter (but in any event, within three (3) Business Days after the Purchaser’s receipt of such shares) authorize and issue a number of new Purchaser Ordinary Shares equal to the Borqs Guarantee Escrow Share Amount, with such shares equal and identical in all material respects (including in rights, voting, privileges, and preferences) as the Guarantee Escrow Shares (the “Borqs Guarantee Issued Shares”), to the Company Shareholders; provided, that notwithstanding the foregoing, the Purchaser shall deliver four percent (4%) of the Borqs Guarantee Issued Shares (the “Guarantee Additional Indemnity Escrow Shares”) to the Escrow Agent for deposit in the Indemnity Escrow Account, with such Guarantee Additional Indemnity Escrow Shares being treated and held as Indemnity Escrow Shares in accordance with this Agreement and the Escrow Agreement. The Borqs Guarantee Issued Shares shall be issued to each Company Shareholder that previously delivered the Transmittal Documents to the Surviving Company or the Purchaser in accordance with Section 1.9, with each such Company Shareholder receiving its Pro Rata Share of the Borqs Guarantee Issued Shares (less the Guarantee Additional Indemnity Escrow Shares).

(c)      Notwithstanding anything to the contrary in this Agreement, upon release from the Net Income Escrow Account, the Escrow Agent shall retain four percent (4%) of the Borqs Net Income Escrow Share Amount (the “Net Income Additional Indemnity Escrow Shares” and together with the Guarantee Additional Indemnity Escrow Shares, the “Additional Indemnity Escrow Shares”) and deposit such Net Income Additional Indemnity Escrow Shares in the Indemnity Escrow Account, with such shares being treated and held as Indemnity Escrow Shares in accordance with this Agreement and the Escrow Agreement.

(d)     For the avoidance of doubt, (i) Sponsor (and/or any assignee of Sponsor under the Backstop and Subscription Agreement) shall receive the Backstop Guarantee Escrow Share Amount, if any, (ii) the Company Shareholders shall receive the Borqs Guarantee Escrow Share Amount (through the Borqs

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Guarantee Issued Shares from the Purchaser) and the Borqs Net Income Escrow Share Amount, with each Company Shareholder receiving its Pro Rata Share, in each case, less the Additional Indemnity Escrow Shares, and (iii) the portion, if any, of the Net Income Escrow Shares that is not the Borqs Net Income Escrow Share Amount shall be released to the Purchaser by way of surrender or by way of compulsory redemption by the Purchaser for nil consideration (both of which methods are hereby agreed and accepted by all parties hereto and will also be agreed to by the Escrow Agent), and the Purchaser shall immediately cancel such shares.

(e)      The Parties acknowledge and agree that, for Tax purposes, the delivery or issuance of the Earnout Shares (if any) to the Company Shareholders will be treated as an adjustment to the Merger Consideration Shares subject to any portion of such amount payable to the Company Shareholders with respect to the Borqs Guarantee Escrow Share Amount being treated as interest under Section 483 of the Code; provided, however, that for the avoidance of doubt, no interest will be imputed with respect to the Borqs Net Income Escrow Share Amount.

12.3        Future Operations. Following the Closing (including during the Earnout Period), the Purchaser and its Affiliates, including the Target Companies, will be entitled to operate their respective businesses based upon the business requirements of the Purchaser and its Affiliates. Each of the Purchaser and its Affiliates, including the Target Companies, will be permitted, following the Closing (including during the Earnout Period), to make changes at their sole discretion to their operations, organization, personnel, accounting practices and other aspects of their business, including actions that may have an impact on the Adjusted Net Income and the ability of the Company Shareholders to earn the Earnout Shares, and neither the Company Shareholders nor any other Person will have no right to claim the loss of all or any portion of an Earnout Shares or other damages as a result of such decisions; provided, that the Purchaser shall comply with the terms of the Amended Charter.

12.4        Future Operations. Without limiting Sections 5.13(a) and 5.17(a) hereof, the Parties agree that the Amended Charter will contain, subject to any applicable Law, a provision providing that with respect to any acquisition of a business or entity from a third party during the Earnout Period by Purchaser or its Subsidiaries, including by merger, consolidation, acquisition of stock or assets, or any other form of business combination, of any entity or any division thereof, or any material amount of assets outside the ordinary course of business (any of the foregoing, an “Earnout Period Acquisition”): (i) if such Earnout Period Acquisition involves aggregate consideration payable by the Purchaser and its Subsidiaries (in whatever form) in excess of sixty million U.S. dollars ($60,000,000), such Earnout Period Acquisition will need to be approved by at least two-thirds (2/3rds) of the then-serving directors on the Post-Closing Purchaser Board; (ii) the Purchaser will need to notify the Sponsor and the Purchaser Representative about such Earnout Period Acquisition, including the counterparties and the material terms thereof, reasonably in advance of entering into a binding commitment for or consummating such Earnout Period Acquisition, and will keep them reasonably informed as to the status of the potential Earnout Period Acquisition, including any material changes to the price or other material terms thereof; and (iii) prior to entering into a binding commitment for or consummating such Earnout Period Acquisition, if requested by the Sponsor or the Purchaser Representative, the Purchaser will obtain a fairness opinion with respect to such potential Earnout Period Acquisition from an internationally or United States nationally recognized third party valuation expert reasonably acceptable to each of the Purchaser, the Sponsor and the Purchaser Representative.”

3.            Effect of Amendment. The provisions of the Agreement are amended and modified by the provisions of this Amendment. If any provision of the Agreement is materially different from or inconsistent with any provision of this Amendment, the provision of this Amendment shall control, and the provision of the Agreement shall, to the extent of such difference or inconsistency, be disregarded. Except as expressly provided in this Amendment, all of the terms and provisions in the Agreement and the Ancillary Documents are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Agreement or any Ancillary Document, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. For the avoidance of doubt, and notwithstanding anything in this Amendment, to the extent any of the provisions of this Amendment, or any of the matters contemplated hereby, conflict with, or require (or are subject to)

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disclosure by the Company, the Purchaser or Merger Sub pursuant to the Agreement, or if any such non-disclosure or any other term of this Amendment would constitute an inaccuracy or breach of any of the representations, warranties or covenants of the Company, the Purchaser or Merger Sub in the Agreement, such conflict, requirement or breach is hereby waived.

4.            Single Agreement. This Amendment and the Agreement, as amended and modified by the provisions of this Amendment, shall constitute and shall be construed as a single agreement. The provisions of the Agreement, as amended and modified by the provisions of this Amendment, are incorporated herein by this reference and are ratified and affirmed. The term “Agreement” as used in the Agreement shall be deemed to refer to the Agreement as amended hereby.

5.            Entire Agreement. The Agreement, as amended and modified by this Amendment, and the documents or instruments referenced herein, including the Backstop and Subscription Agreement to the extent incorporated herein, constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to its subject matter.

6.            Miscellaneous. Sections 10.1 through 10.10, 10.12 and 10.13 of the Agreement are hereby incorporated herein by reference and apply to this Amendment as if all references to the “Agreement” contained therein were instead references to this Amendment.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

The Purchaser:

PACIFIC SPECIAL ACQUISITION CORP.

By:	/s/ Yaqi Feng
Name: Yaqi Feng
Title: COO

The Purchaser Representative:

ZHENGQI INTERNATIONAL HOLDING LIMITED, solely in its capacity as the Purchaser Representative

By:	/s/ Zhouhong Peng
Name: Zhouhong Peng, for and on behalf of Zhengqi International Holding Limited
Title: Director

The Company:

BORQS INTERNATIONAL HOLDING CORP

By:	/s/ Pat Chan
Name: Pat Chan
Title: Chief Executive Officer

The Seller Representative:

/s/ Zhengdong Zou
Zhengdong Zou, solely in its capacity as the Seller Representative

Annex A-75

ANNEX B

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT 2004

MEMORANDUM OF ASSOCIATION

OF

Pacific Special Acquisition Corp.

a company limited by shares

Amended and restated on 14 October 2015, 19 April 2017

and as further amended and restated by Shareholders’ Resolutions passed on [ ] 2017 and filed on [.] 2017

1        NAME

The name of the Company is Pacific Special Acquisition Corp.

2        STATUS

The Company shall be a company limited by shares.

3        REGISTERED OFFICE AND REGISTERED AGENT

3.1     The first registered office of the Company is at Nemours Chambers, Road Town, Tortola, British Virgin Islands, the office of the first registered agent.

3.2     The first registered agent of the Company is Elian Fiduciary Services (BVI) Limited of Nemours Chambers, Road Town, Tortola, British Virgin Islands.

3.3     The Company may change its registered office or registered agent by a Resolution of Directors or a Resolution of Members. The change shall take effect upon the Registrar registering a notice of change filed under section 92 of the Act.

4        CAPACITY AND POWER

4.1     The Company has, subject to the Act and any other British Virgin Islands legislation for the time being in force, irrespective of corporate benefit:

(a)      full capacity to carry on or undertake any business or activity, do any act or enter into any transaction; and

(b)     for the purposes of paragraph (a), full rights, powers and privileges.

4.2     There are subject to Clause 4.1, no limitations on the business that the Company may carry on.

5        NUMBER AND CLASSES OF SHARES

5.1     The Company is authorised to issue an unlimited number of shares of no par value divided into six classes of shares as follows:

(a)      Ordinary shares of no par value (Ordinary Shares);

(b)     Class A preferred shares of no par value (Class A Preferred Shares);

(c)      Class B preferred shares of no par value (Class B Preferred Shares);

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(d)     Class C preferred shares of no par value (Class C Preferred Shares);

(e)      Class D preferred shares of no par value (Class D Preferred Shares); and

(f)      Class E preferred shares of no par value (Class E Preferred Shares and together with the Class A Preferred Shares, the Class B Preferred Shares, Class C Preferred Shares and the Class D Preferred Shares being referred to as the Preferred Shares).

5.2     The Company may at the discretion of the Board of Directors, but shall not otherwise be obliged to, issue fractional Shares or round up or down fractional holdings of Shares to its nearest whole number and a fractional Share (if authorised by the Board of Directors) may have the corresponding fractional rights, obligations and liabilities of a whole share of the same class or series of shares.

6        DESIGNATIONS POWERS PREFERENCES OF SHARES

6.1     Each Ordinary Share in the Company confers upon the Member (unless waived by such Member):

(a)      the right to one vote at a meeting of the Members of the Company or on any Resolution of Members;

(b)     the right to an equal share with each other Ordinary Share in any dividend paid by the Company; and

(c)      the right to an equal share with each other Ordinary Share in the distribution of the surplus assets of the Company on its liquidation.

6.2     The rights, privileges, restrictions and conditions attaching to the Preferred Shares shall be stated in this Memorandum, which shall be amended accordingly prior to the issue of such Preferred Shares. Such rights, privileges, restrictions and conditions may include:

(a)      the number of shares and series constituting that class and the distinctive designation of that class;

(b)     the dividend rate of the Preferred Shares of that class, if any, whether dividends shall be cumulative, and, if so, from which date or dates, and whether they shall be payable in preference to, or in relation to, the dividends payable on any other class or classes of Preferred Shares;

(c)      whether that class shall have voting rights, and, if so, the terms of such voting rights;

(d)     whether that class shall have conversion or exchange privileges, and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board of Directors shall determine;

(e)      whether or not the Preferred Shares of that class shall be redeemable, and, if so, the terms and conditions of such redemption, including the manner of selecting Shares for redemption if less than all Preferred Shares are to be redeemed, the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount maybe less than fair value and which may vary under different conditions and at different dates;

(f)      whether that class shall be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of Preferred Shares of that class, and, if so, the terms and amounts of such sinking fund;

(g)     the right of the Preferred Shares of that class to the benefit of conditions and restrictions upon the creation of indebtedness of the Company or any subsidiary, upon the issue of any additional Preferred Shares (including additional Preferred Shares of such class of any other class) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition or any subsidiary of any outstanding Preferred Shares of the Company;

(h)      the right of the Preferred Shares of that class in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and whether such rights be in preference to, or in relation to, the comparable rights or any other class or classes of Preferred Shares; and

(i)       any other relative, participating, optional or other special rights, qualifications, limitations or restrictions of that class.

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6.3     The Directors may at their discretion by Resolution of Directors redeem, purchase or otherwise acquire all or any of the Shares in the Company subject to Regulation 6 of the Articles.

6.4     The Directors have the authority and the power by Resolution of Directors:

(a)      to authorise and create additional classes of shares; and

(b)     (subject to the provisions of Clause 6.2) to fix the designations, powers, preferences, rights, qualifications, limitations and restrictions, if any, appertaining to any and all classes of shares that may be authorised to be issued under this Memorandum.

7        VARIATION OF RIGHTS

7.1     The rights attached to the Ordinary Shares as specified in Clause 6.1 may only, whether or not the Company is being wound up, be varied by a resolution passed at a meeting by the holders of more than fifty percent (50%) of the Ordinary Shares present at a duly convened and constituted meeting of the Members of the Company holding Ordinary Shares which were present at the meeting and voted unless otherwise provided by the terms of issue of such class.

7.2     The rights attached to any class of Preferred Shares in issue as specified in Clause 6.2 may only, whether or not the Company is being wound up, be varied by a resolution passed at a meeting by the holders of more than fifty percent (50%) of the Preferred Shares of that same class present at a duly convened and constituted meeting of the Members of the Company holding Preferred Shares in such class which were present at the meeting and voted unless otherwise provided by the terms of issue of such class.

8        RIGHTS NOT VARIED BY THE ISSUE OF SHARES PARI PASSU

The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith.

9        REGISTERED SHARES

9.1     The Company shall issue registered shares only.

9.2     The Company is not authorised to issue bearer shares, convert registered shares to bearer shares or exchange registered shares for bearer shares.

10      TRANSFER OF SHARES

A Share may be transferred in accordance with Regulation 4 of the Articles.

11      AMENDMENT OF MEMORANDUM AND ARTICLES

11.1  The Company may amend its Memorandum or Articles by a Resolution of Members or by a Resolution of Directors, save that no amendment may be made by a Resolution of Directors:

(a)      to restrict the rights or powers of the Members to amend the Memorandum or Articles;

(b)     to change the percentage of Members required to pass a Resolution of Members to amend the Memorandum or Articles;

(c)      in circumstances where the Memorandum or Articles cannot be amended by the Members; or

(d)     to change Clauses 7 or 8, this Clause 11 (or any of the defined terms used in any such Clause or Regulation).

12      DEFINITIONS AND INTERPRETATION

12.1  In this Memorandum of Association and the attached Articles of Association, if not inconsistent with the subject or context:

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(a)      Act means the BVI Business Companies Act, 2004 and includes the regulations made under the Act;

(b)     AGM means an annual general meeting of the Members;

(c)      Articles means the attached Articles of Association of the Company;

(d)     Board of Directors means the board of directors of the Company;

(e)      Chairman means a person who is appointed as chairman to preside at a meeting of the Company and Chairman of the Board means a person who is appointed as chairman to preside at a meeting of the Board of Directors of the Company, in each case, in accordance with the Articles;

(f)      Class A Preferred Shares has the meaning ascribed to it in Clause 5.1;

(g)     Class B Preferred Shares has the meaning ascribed to it in Clause 5.1;

(h)      Class C Preferred Shares has the meaning ascribed to it in Clause 5.1;

(i)       Class D Preferred Shares has the meaning ascribed to it in Clause 5.1;

(j)       Class E Preferred Shares has the meaning ascribed to it in Clause 5.1;

(k)      Class I Directors has the meaning ascribed to it in Regulation 9.1(b);

(l)       Class II Directors has the meaning ascribed to it in Regulation 9.1(b);

(m)    Class III Directors has the meaning ascribed to it in Regulation 9.1(b);

(n)      Designated Stock Exchange means the Over-the-Counter Bulletin Board, the Global Select System, Global System or the Capital Market of the Nasdaq Stock Market LLC., the NYSE MKT or the New York Stock Exchange, as applicable; provided, however, that until the Shares are listed on any such Designated Stock Exchange, the rules of such Designated Stock Exchange shall be inapplicable to the Company and this Memorandum or the Articles;

(o)     Director means any director of the Company, from time to time;

(p)     Distribution in relation to a distribution by the Company means the direct or indirect transfer of an asset, other than Shares, to or for the benefit of a Member in relation to Shares held by a Member, and whether by means of a purchase of an asset, the redemption or other acquisition of Shares, a distribution of indebtedness or otherwise, and includes a dividend;

(q)     Earnout Period means the 12 month period beginning 1 July 2017 and ending on 30 June 2018;

(r)       Earnout Period Acquisition has the meaning given in Regulation 10.8;

(s)      Eligible Person means individuals, corporations, trusts, the estates of deceased individuals, partnerships and unincorporated associations of persons;

(t)       Enterprise means the Company and any other corporation, constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which the Company (or any of its wholly owned subsidiaries) is a party, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which an Indemnitee is or was serving at the request of the Company as a Director, Officer, trustee, general partner, managing member, fiduciary, employee or agent;

(u)      Expenses shall include all direct and indirect costs, fees and expenses of any type or nature whatsoever, including, without limitation, all legal fees and costs, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, fees of private investigators and professional advisors, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, fax transmission charges, secretarial services and all other disbursements, obligations or expenses, in each case reasonably incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settlement or appeal of, or otherwise participating in, a Proceeding, including reasonable compensation for time spent by the Indemnitee for which he or she is not otherwise compensated by the

Annex B-4

Company or any third party. Expenses shall also include any or all of the foregoing expenses incurred in connection with all judgments, liabilities, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties and amounts paid in settlement) actually and reasonably incurred (whether by an Indemnitee, or on his behalf) in connection with such Proceeding or any claim, issue or matter therein, or any appeal resulting from any Proceeding, including without limitation the principal, premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent, but shall not include amounts paid in settlement by an Indemnitee or the amount of judgments or fines against an Indemnitee;

(v)      Indemnitee means any person detailed in sub regulations (a) and (b) of Regulation 15.

(w)     Insider means any Officer, Director or pre-IPO shareholder (and their respective affiliates);

(x)      IPO means the initial public offering of securities and warrants or other rights to receive or subscribe for securities of the Company;

(y)      Member means an Eligible Person whose name is entered in the share register of the Company as the holder of one or more Shares or fractional Shares;

(z)      Merger Agreement means the Merger Agreement, dated as of December 27, 2016, as amended on May 10, 2017 and as it may be further amended, by and between the the Company, PAAC Merger Subsidiary Limited, Borqs International Holding Corp, and its shareholders, and certain purchaser and seller representatives.

(aa)      Memorandum means this Memorandum of Association of the Company;

(bb)   Officer means any officer of the Company, from time to time;

(cc)   Ordinary Shares has the meaning ascribed to it in Clause 5.1;

(dd)   Proceeding means any threatened, pending or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the name of the Company or otherwise and whether of a civil (including intentional or unintentional tort claims), criminal, administrative or investigative nature, in which an Indemnitee was, is, will or might be involved as a party or otherwise by reason of the fact that such Indemnitee is or was a Director or Officer of the Company, by reason of any action (or failure to act) taken by him or of any action (or failure to act) on his part while acting as a Director, Officer, employee or adviser of the Company, or by reason of the fact that he is or was serving at the request of the Company as a Director, Officer, trustee, general partner, managing member, fiduciary, employee, adviser or agent of any other Enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under these Articles;

(ee)   Preferred Shares has the meaning ascribed to it in Clause 5.1;

(ff)     Purchaser Representative means Zhengqi International Holding Limited, a company incorporated in the British Virgin Islands, in its capacity under the Merger Agreement as the Purchaser Representative thereunder;

(gg)     relevant system means a relevant system for the holding and transfer of shares in uncertificated form;

(hh)   Resolution of Directors means either:

(i)       Subject to sub-paragraph (ii) below and Regulation 10.8, a resolution approved at a duly convened and constituted meeting of Directors of the Company or of a committee of Directors of the Company by the affirmative vote of a majority of the Directors present at the meeting who voted except that where a Director is given more than one vote, he shall be counted by the number of votes he casts for the purpose of establishing a majority; or

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(ii)      a resolution consented to in writing by all Directors or by all members of a committee of Directors of the Company, as the case may be;

(ii)	Resolution of Members means a resolution approved at a duly convened and constituted meeting of the Members of the Company by the affirmative vote of a majority of the votes of the Shares entitled to vote thereon which were present at the meeting and were voted;
(jj)	Seal means any seal which has been duly adopted as the common seal of the Company;
(kk)	SEC means the United States Securities and Exchange Commission;
(ll)	Securities means Shares, other securities and debt obligations of every kind of the Company, and including without limitation options, warrants and rights to acquire shares or debt obligations;
(mm)	Share means a share issued or to be issued by the Company and Shares shall be construed accordingly;
(nn)	Sponsor means Zhengqi International Holding Limited, a company incorporated in the British Virgin Islands;
(oo)	Treasury Share means a Share that was previously issued but was repurchased, redeemed or otherwise acquired by the Company and not cancelled; and
(pp)	written or any term of like import includes information generated, sent, received or stored by electronic, electrical, digital, magnetic, optical, electromagnetic, biometric or photonic means, including electronic data interchange, electronic mail, telegram, telex or telecopy, and “in writing” shall be construed accordingly.

12.2  In the Memorandum and the Articles, unless the context otherwise requires a reference to:

(a)      a Regulation is a reference to a regulation of the Articles;

(b)     a Clause is a reference to a clause of the Memorandum;

(c)      voting by Member is a reference to the casting of the votes attached to the Shares held by the Member voting;

(d)     the Act, the Memorandum or the Articles is a reference to the Act or those documents as amended; and

(e)      the singular includes the plural and vice versa.

12.3  Any words or expressions defined in the Act unless the context otherwise requires bear the same meaning in the Memorandum and Articles unless otherwise defined herein.

12.4  Headings are inserted for convenience only and shall be disregarded in interpreting the Memorandum and Articles.

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We, Elian Fiduciary Services (BVI) Limited of Nemours Chambers, Road Town, Tortola, British Virgin Islands, for the purpose of incorporating a BVI business company under the laws of the British Virgin Islands hereby sign this Memorandum of Association.

Dated the 1st day of July, 2015

Incorporator

Signed for and on behalf of Elian Fiduciary Services (BVI) Limited of

Nemours Chambers, Road Town, Tortola, British Virgin Islands

Signature of authorised signatory

Monique Adams

Print name

Annex B-7

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT 2004

ARTICLES OF ASSOCIATION

OF

Pacific Special Acquistion Corp.

a company limited by shares

Amended and restated on 14 October 2015, 19 April 2017 and on [.] 2017

1        REGISTERED SHARES

1.1     Every Member is entitled to a certificate signed by a Director of the Company or under the Seal specifying the number of Shares held by him and the signature of the Director and the Seal may be facsimiles.

1.2     Any Member receiving a certificate shall indemnify and hold the Company and its Directors and officers harmless from any loss or liability which it or they may incur by reason of any wrongful or fraudulent use or representation made by any person by virtue of the possession thereof. If a certificate for Shares is worn out or lost it may be renewed on production of the worn out certificate or on satisfactory proof of its loss together with such indemnity as may be required by a Resolution of Directors.

1.3     If several Eligible Persons are registered as joint holders of any Shares, any one of such Eligible Persons may give an effectual receipt for any Distribution.

1.4     Nothing in these Articles shall require title to any Shares or other Securities to be evidenced by a certificate if the Act and the rules of the Designated Stock Exchange permit otherwise.

1.5     Subject to the Act and the rules of the Designated Stock Exchange, the Board of Directors without further consultation with the holders of any Shares or Securities may resolve that any class or series of Shares or other Securities in issue or to be issued from time to time may be issued, registered or converted to uncertificated form and the practices instituted by the operator of the relevant system. No provision of these Articles will apply to any uncertificated shares or Securities to the extent that they are inconsistent with the holding of such shares or securities in uncertificated form or the transfer of title to any such shares or securities by means of a relevant system.

1.6     Conversion of Shares held in certificated form into Shares held in uncertificated form, and vice versa, may be made in such manner as the Board of Directors, in its absolute discretion, may think fit (subject always to the requirements of the relevant system concerned). The Company or any duly authorised transfer agent shall enter on the register of members how many Shares are held by each member in uncertificated form and certificated form and shall maintain the register of members in each case as is required by the relevant system concerned. Notwithstanding any provision of these Articles, a class or series of Shares shall not be treated as two classes by virtue only of that class or series comprising both certificated shares and uncertificated shares or as a result of any provision of these Articles which applies only in respect of certificated shares or uncertificated shares.

1.7     Nothing contained in Regulation 1.5 and 1.6 is meant to prohibit the Shares from being able to trade electronically. For the avoidance of doubt, Shares shall only be traded and transferred electronically upon consummation of the IPO.

2        SHARES

2.1     Subject to the provisions of these Articles and, where applicable, the rules of the Designated Stock Exchange, the unissued Shares of the Company shall be at the disposal of the Directors and Shares and other Securities may be issued and option to acquire Shares or other Securities may be granted at such times, to such Eligible Persons, for such consideration and on such terms as the Directors may by Resolution of Directors determine.

Annex B-8

2.2     Without prejudice to any special rights previously conferred on the holders of any existing Preferred Shares or class of Preferred Shares, any class of Preferred Shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting or otherwise as the Directors may from time to time determine.

2.3     Section 46 of the Act does not apply to the Company.

2.4     A Share may be issued for consideration in any form, including money, a promissory note, real property, personal property (including goodwill and know-how) or a contract for future services.

2.5     No Shares may be issued for a consideration other than money, unless a Resolution of Directors has been passed stating:

(a)      the amount to be credited for the issue of the Shares;

(b)     their determination of the reasonable present cash value of the non-money consideration for the issue; and

(c)      that, in their opinion, the present cash value of the non-money consideration for the issue is not less than the amount to be credited for the issue of the Shares.

2.6     The Company shall keep a register (the share register) containing:

(a)      the names and addresses of the persons who hold Shares;

(b)     the number of each class and series of Shares held by each Member;

(c)      the date on which the name of each Member was entered in the share register; and

(d)     the date on which any Eligible Person ceased to be a Member.

2.7     The share register may be in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until the Directors otherwise determine, the magnetic, electronic or other data storage form shall be the original share register.

2.8     A Share is deemed to be issued when the name of the Member is entered in the share register.

2.9     Subject to the provisions of the Act, Shares may be issued on the terms that they are redeemable, or at the option of the Company be liable to be redeemed on such terms and in such manner as the Directors before or at the time of the issue of such Shares may determine. The Directors may issue options, warrants or convertible securities or securities or a similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or Securities on such terms as the Directors may from time to time determine. Notwithstanding the foregoing, the Directors may also issue options, warrants, other rights to acquire shares or convertible securities in connection with the Company’s IPO.

3        FORFEITURE

3.1     Shares that are not fully paid on issue are subject to the forfeiture provisions set forth in this Regulation and for this purpose Shares issued for a promissory note or a contract for future services are deemed to be not fully paid.

3.2     A written notice of call specifying the date for payment to be made shall be served on the Member who defaults in making payment in respect of the Shares.

3.3     The written notice of call referred to in Regulation 3.2 shall name a further date not earlier than the expiration of 14 days from the date of service of the notice on or before which the payment required by the notice is to be made and shall contain a statement that in the event of non-payment at or before the time named in the notice the Shares, or any of them, in respect of which payment is not made will be liable to be forfeited.

3.4     Where a written notice of call has been issued pursuant to Regulation 3.2 and the requirements of the notice have not been complied with, the Directors may, at any time before tender of payment, forfeit and cancel the Shares to which the notice relates.

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3.5     The Company is under no obligation to refund any moneys to the Member whose Shares have been cancelled pursuant to Regulation 3.4 and that Member shall be discharged from any further obligation to the Company.

4        TRANSFER OF SHARES

4.1     Subject to the Memorandum, certificated shares may be transferred by a written instrument of transfer signed by the transferor and containing the name and address of the transferee, which shall be sent to the Company for registration. A member shall be entitled to transfer uncertificated shares by means of a relevant system and the operator of the relevant system shall act as agent of the Members for the purposes of the transfer of such uncertificated shares.

4.2     The transfer of a Share is effective when the name of the transferee is entered on the share register.

4.3     If the Directors of the Company are satisfied that an instrument of transfer relating to Shares has been signed but that the instrument has been lost or destroyed, they may resolve by Resolution of Directors:

(a)      to accept such evidence of the transfer of Shares as they consider appropriate; and

(b)     that the transferee’s name should be entered in the share register notwithstanding the absence of the instrument of transfer.

4.4     Subject to the Memorandum, the personal representative of a deceased Member may transfer a Share even though the personal representative is not a Member at the time of the transfer.

5        DISTRIBUTIONS

5.1     The Directors of the Company may, by Resolution of Directors, authorise a distribution at a time and of an amount they think fit if they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

5.2     Dividends may be paid in money, shares, or other property.

5.3     The Company may, by Resolution of Directors, from time to time pay to the Members such interim dividends as appear to the Directors to be justified by the profits of the Company, provided always that they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

5.4     Notice in writing of any dividend that may have been declared shall be given to each Member in accordance with Regulation 21 and all dividends unclaimed for three years after such notice has been given to a Member may be forfeited by Resolution of Directors for the benefit of the Company.

5.5     No dividend shall bear interest as against the Company.

6        REDEMPTION OF SHARES AND TREASURY SHARES

6.1     The Company may purchase, redeem or otherwise acquire and hold its own Shares save that the Company may not purchase, redeem or otherwise acquire its own Shares without the consent of the Member whose Shares are to be purchased, redeemed or otherwise acquired unless the Company is permitted or required by the Act or any other provision in the Memorandum or Articles to purchase, redeem or otherwise acquire the Shares without such consent.

6.2     The purchase, redemption or other acquisition by the Company of its own Shares is deemed not to be a distribution where:

(a)      the Company purchases, redeems or otherwise acquires the Shares pursuant to a right of a Member to have his Shares redeemed or to have his shares exchanged for money or other property of the Company, or

(b)     the Company purchases, redeems or otherwise acquires the Shares by virtue of the provisions of section 179 of the Act.

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6.3     Sections 60, 61 and 62 of the Act shall not apply to the Company.

6.4     Shares that the Company purchases, redeems or otherwise acquires pursuant to this Regulation may be cancelled or held as Treasury Shares except to the extent that such Shares are in excess of 50 percent of the issued Shares in which case they shall be cancelled but they shall be available for reissue.

6.5     All rights and obligations attaching to a Treasury Share are suspended and shall not be exercised by the Company while it holds the Share as a Treasury Share.

6.6     Treasury Shares may be disposed of by the Company on such terms and conditions (not otherwise inconsistent with the Memorandum and Articles) as the Company may by Resolution of Directors determine.

6.7     Where Shares are held by another body corporate of which the Company holds, directly or indirectly, shares having more than 50 per cent of the votes in the election of Directors of the other body corporate, all rights and obligations attaching to the Shares held by the other body corporate are suspended and shall not be exercised by the other body corporate.

7        MORTGAGES AND CHARGES OF SHARES

7.1     A Member may by an instrument in writing mortgage or charge his Shares.

7.2     There shall be entered in the share register at the written request of the Member:

(a)      a statement that the Shares held by him are mortgaged or charged;

(b)     the name of the mortgagee or chargee; and

(c)      the date on which the particulars specified in subparagraphs (a) and (b) are entered in the share register.

7.3     Where particulars of a mortgage or charge are entered in the share register, such particulars may be cancelled:

(a)      with the written consent of the named mortgagee or chargee or anyone authorised to act on his behalf; or

(b)     upon evidence satisfactory to the Directors of the discharge of the liability secured by the mortgage or charge and the issue of such indemnities as the Directors shall consider necessary or desirable.

7.4     Whilst particulars of a mortgage or charge over Shares are entered in the share register pursuant to this Regulation:

(a)      no transfer of any Share the subject of those particulars shall be effected;

(b)     the Company may not purchase, redeem or otherwise acquire any such Share; and

(c)      no replacement certificate shall be issued in respect of such Shares,

without the written consent of the named mortgagee or chargee.

8        MEETINGS AND CONSENTS OF MEMBERS

8.1     Any Director of the Company may convene meetings of the Members at such times and in such manner and places within or outside the British Virgin Islands as the Director considers necessary or desirable. An AGM shall be held annually at such date and time as may be determined by the Directors.

8.2     Upon the written request of the Members entitled to exercise 30 percent or more of the voting rights in respect of the matter for which the meeting is requested the Directors shall convene a meeting of Members.

8.3     The Director convening a meeting of Members shall give not less than 10 nor more than 60 days’ written notice of such meeting to:

(a)      those Members whose names on the date the notice is given appear as Members in the share register of the Company and are entitled to vote at the meeting; and

(b)     the other Directors.

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8.4     The Director convening a meeting of Members shall fix in the notice of the meeting the record date for determining those Members that are entitled to vote at the meeting.

8.5     A meeting of Members held in contravention of the requirement to give notice is valid if Members holding at least 90 per cent of the total voting rights on all the matters to be considered at the meeting have waived notice of the meeting and, for this purpose, the presence of a Member at the meeting shall constitute waiver in relation to all the Shares which that Member holds.

8.6     The inadvertent failure of a Director who convenes a meeting to give notice of a meeting to a Member or another Director, or the fact that a Member or another Director has not received notice, does not invalidate the meeting.

8.7     A Member may be represented at a meeting of Members by a proxy who may speak and vote on behalf of the Member.

8.8     The instrument appointing a proxy shall be produced at the place designated for the meeting before the time for holding the meeting at which the person named in such instrument proposes to vote.

8.9     The instrument appointing a proxy shall be in substantially the following form or such other form as the chairman of the meeting shall accept as properly evidencing the wishes of the Member appointing the proxy.

Pacific Special Acquisition Corp.

I/We being a Member of the above Company HEREBY APPOINT ________________________________ _______________________________________ of _________________________________________________ or failing him ________________________________________________________________________ of _______________________________ to be my/our proxy to vote for me/us at the meeting of Members to be held on the _____ day of ______________, 20_____ and at any adjournment thereof.

(Any restrictions on voting to be inserted here.)

Signed this ______ day of _______________, 20_____

_______________________

Member

8.10  The following applies where Shares are jointly owned:

(a)      if two or more persons hold Shares jointly each of them may be present in person or by proxy at a meeting of Members and may speak as a Member;

(b)     if only one of the joint owners is present in person or by proxy he may vote on behalf of all joint owners; and

(c)      if two or more of the joint owners are present in person or by proxy they must vote as one and in the event of disagreement between any of the joint owners of Shares then the vote of the joint owner whose name appears first (or earliest) in the share register in respect of the relevant Shares shall be recorded as the vote attributable to the Shares.

8.11  A Member shall be deemed to be present at a meeting of Members if he participates by telephone or other electronic means and all Members participating in the meeting are able to hear each other.

8.12  A meeting of Members is duly constituted if, at the commencement of the meeting, there are present in person or by proxy not less than 50 per cent of the votes of the Shares entitled to vote on Resolutions of Members to be considered at the meeting. If the Company has two or more classes of shares, a meeting may be quorate for some purposes and not for others. A quorum may comprise a single Member or proxy and then such person may pass a Resolution of Members and a certificate signed by such person accompanied where such person holds a proxy by a copy of the proxy instrument shall constitute a valid Resolution of Members.

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8.13  If within two hours from the time appointed for the meeting of Members, a quorum is not present, the meeting, at the discretion of the Chairman of the Board of Directors shall either be dissolved or stand adjourned to a business day in the jurisdiction in which the meeting was to have been held at the same time and place, and if at the adjourned meeting there are present within one hour from the time appointed for the meeting in person or by proxy not less than one third of the votes of the Shares entitled to vote or each class or series of Shares entitled to vote, as applicable, on the matters to be considered by the meeting, those present shall constitute a quorum but otherwise the meeting shall either be dissolved or stand further adjourned at the discretion of the Chairman of the Board of Directors.

8.14  At every meeting of Members, the Chairman of the Board shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present at the meeting, the Members present shall choose one of their number to be the chairman. If the Members are unable to choose a chairman for any reason, then the person representing the greatest number of voting Shares present in person or by proxy at the meeting shall preside as chairman failing which the oldest individual Member or representative of a Member present shall take the chair.

8.15  The person appointed as chairman of the meeting pursuant to Regulation 8.14 may adjourn any meeting from time to time, and from place to place. For the avoidance of doubt, a meeting can be adjourned for as many times as may be determined to be necessary by the chairman and a meeting may remain open indefinitely for as long a period as may be determined by the chairman.

8.16  At any meeting of the Members the chairman of the meeting is responsible for deciding in such manner as he considers appropriate whether any resolution proposed has been carried or not and the result of his decision shall be announced to the meeting and recorded in the minutes of the meeting. If the chairman has any doubt as to the outcome of the vote on a proposed resolution, he shall cause a poll to be taken of all votes cast upon such resolution. If the chairman fails to take a poll then any Member present in person or by proxy who disputes the announcement by the chairman of the result of any vote may immediately following such announcement demand that a poll be taken and the chairman shall cause a poll to be taken. If a poll is taken at any meeting, the result shall be announced to the meeting and recorded in the minutes of the meeting.

8.17  Subject to the specific provisions contained in this Regulation for the appointment of representatives of Members other than individuals the right of any individual to speak for or represent a Member shall be determined by the law of the jurisdiction where, and by the documents by which, the Member is constituted or derives its existence. In case of doubt, the Directors may in good faith seek legal advice and unless and until a court of competent jurisdiction shall otherwise rule, the Directors may rely and act upon such advice without incurring any liability to any Member or the Company.

8.18  Any Member other than an individual may by resolution of its Directors or other governing body authorise such individual as it thinks fit to act as its representative at any meeting of Members or of any class of Members, and the individual so authorised shall be entitled to exercise the same rights on behalf of the Member which he represents as that Member could exercise if it were an individual.

8.19  The chairman of any meeting at which a vote is cast by proxy or on behalf of any Member other than an individual may at the meeting but not thereafter call for a notarially certified copy of such proxy or authority which shall be produced within 7 days of being so requested or the votes cast by such proxy or on behalf of such Member shall be disregarded.

8.20  Directors of the Company may attend and speak at any meeting of Members and at any separate meeting of the holders of any class or series of Shares.

8.21  Until the consummation of the Company’s IPO, any action that may be taken by the Members at a meeting may also be taken by a Resolution of Members consented to in writing, without the need for any prior notice. If any Resolution of Members is adopted otherwise than by the unanimous written consent of all Members, a copy of such resolution shall forthwith be sent to all Members not consenting to such resolution. The consent may be in the form of counterparts, each counterpart being signed by one or more Members. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the earliest date upon which Eligible Persons holding a sufficient number of votes of Shares to constitute a

Annex B-13

Resolution of Members have consented to the resolution by signed counterparts. Following the Company’s IPO, any action required or permitted to be taken by the Members of the Company must be effected by a meeting of the Company, such meeting to be duly convened and held in accordance with these Articles.

9        DIRECTORS

9.1     The first Directors of the Company shall be appointed by the first registered agent within 30 days of the incorporation of the Company; and thereafter, the Directors shall be elected:

(a)      subject to Regulation 9.1 (b), by Resolution of Members or by Resolution of Directors for such term as the Members or Directors determine;

(b)     Following the adoption of this Regulation 9.1(b) in the form that follows,the Directors shall pass a Resolution of Directors dividing (or re-dividing) (the Class Resolution) themselves into three classes, being the class I directors (the Class I Directors), the class II directors (the Class II Directors) and the class III directors (the Class III Directors). The number of Directors in each class shall be as nearly equal as possible. The Class I Directors classed under this Regulation 9.1(b) shall stand elected for a term expiring at the Company’s first AGM after the Class Resolution is passed, the Class II Directors classed under this Regulation 9.1(b) shall stand elected for a term expiring at the Company’s second AGM after the Class Resolution is passed and the Class III Directors classed under this Regulation 9.1(b) shall stand elected for a term expiring at the Company’s third AGM after the Class Resolution is passed. Commencing at the Company’s first AGM after the Class Resolution is passed, and at each following AGM, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the third AGM following their election. Except as the Act or any applicable law may otherwise require, in the interim between an AGM or general meeting called for the election of Directors and/or the removal of one or more Directors any vacancy on the Board of Directors, may be filled by the majority vote of the remaining Directors. Directors who were previously designated as “Class I” or “Class II” directors under that previous two class system existing prior to the adoption of this Regulation 9.1(b) (in its present form) may be re-classed (once only), pursuant to the Class Resolution, as a Class I, II or III Director under this Regulation 9.1(b) (with the term or remaining term of that director becoming modified (whether extended or reduced) accordingly in line with such re-classification).

9.2     No person shall be appointed as a Director of the Company unless he has consented in writing to act as a Director.

9.3     The minimum number of Directors shall be one and there shall be no maximum number of Directors.

9.4     Each Director holds office for the term, if any, fixed by the Resolution of Members or Resolution of Directors appointing him, or until his earlier death, resignation or removal. If no term is fixed on the appointment of a Director, the Director serves indefinitely until his earlier death, resignation or removal.

9.5     A Director may be removed from office with or without cause by:

(a)      a Resolution of Members passed at a meeting of Members called for the purposes of removing the Director or for purposes including the removal of the Director; or

(b)     subject to Regulation 9.1 (b), a Resolution of Directors passed at a meeting of Directors.

9.6     A Director may resign his office by giving written notice of his resignation to the Company and the resignation has effect from the date the notice is received by the Company at the office of its registered agent or from such later date as may be specified in the notice. A Director shall resign forthwith as a Director if he is, or becomes, disqualified from acting as a Director under the Act.

9.7     Subject to Regulations 9.1 (b), the Directors may at any time appoint any person to be a Director either to fill a vacancy or as an addition to the existing Directors. Where the Directors appoint a person as Director to fill a vacancy, the term shall not exceed the term that remained when the person who has ceased to be a Director ceased to hold office.

9.8     A vacancy in relation to Directors occurs if a Director dies or otherwise ceases to hold office prior to the expiration of his term of office.

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9.9     The Company shall keep a register of Directors containing:

(a)      the names and addresses of the persons who are Directors of the Company;

(b)     the date on which each person whose name is entered in the register was appointed as a Director of the Company;

(c)      the date on which each person named as a Director ceased to be a Director of the Company; and

(d)     such other information as may be prescribed by the Act.

9.10  The register of Directors may be kept in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until a Resolution of Directors determining otherwise is passed, the magnetic, electronic or other data storage shall be the original register of Directors.

9.11  The Directors, or if the Shares (or depository receipts therefore) are listed or quoted on a Designated Stock Exchange, and if required by the Designated Stock Exchange, any committee thereof, may, by a Resolution of Directors, fix the emoluments of Directors with respect to services to be rendered in any capacity to the Company.

9.12  A Director is not required to hold a Share as a qualification to office.

9.13  Prior to the consummation of any transaction with:

(a)      any affiliate of the Company;

(b)     any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company;

(c)      any Director or executive officer of the Company and any relative of such Director or executive officer; and

(d)     any person in which a substantial interest in the voting power of the Company is owned, directly or indirectly, by a person referred to in Regulations 9.13(b) and (c) or over which such a person is able to exercise significant influence, such transaction must be approved by a majority of the members of the Board of Directors who do not have an interest in the transaction, such directors having been provided with access (at the Company’s expense) to the Company’s attorney or independent legal counsel, unless the disinterested directors determine that the terms of such transaction are no less favourable to the Company than those that would be available to the Company with respect to such a transaction from unaffiliated third parties.

10      POWERS OF DIRECTORS

10.1  The business and affairs of the Company shall be managed by, or under the direction or supervision of, the Directors of the Company. Subject to Regulation 10.8, the Directors of the Company have all the powers necessary for managing, and for directing and supervising, the business and affairs of the Company. The Directors may pay all expenses incurred preliminary to and in connection with the incorporation of the Company and may exercise all such powers of the Company as are not by the Act or by the Memorandum or the Articles required to be exercised by the Members.

10.2  If the Company is the wholly owned subsidiary of a holding company, a Director of the Company may, when exercising powers or performing duties as a Director, act in a manner which he believes is in the best interests of the holding company even though it may not be in the best interests of the Company.

10.3  Each Director shall exercise his powers for a proper purpose and shall not act or agree to the Company acting in a manner that contravenes the Memorandum, the Articles or the Act. Each Director, in exercising his powers or performing his duties, shall act honestly and in good faith in what the Director believes to be the best interests of the Company.

10.4  Any Director which is a body corporate may appoint any individual as its duly authorised representative for the purpose of representing it at meetings of the Directors, with respect to the signing of consents or otherwise.

10.5  The continuing Directors may act notwithstanding any vacancy in their body.

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10.6  Subject to Regulation 10.8, the Directors may by Resolution of Directors exercise all the powers of the Company to incur indebtedness, liabilities or obligations and to secure indebtedness, liabilities or obligations whether of the Company or of any third party.

10.7  All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for moneys paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as shall from time to time be determined by Resolution of Directors.

10.8 If during the Earnout Period the Company or any subsidiary of the Company proposes to acquire any business or entity from a third party, including by merger, consolidation, acquisition of stock or assets, or any other form of business combination, or any entity or any division thereof, or any material amount of assets outside the ordinary course of business (any of the foregoing, an Earnout Period Acquisition) then: (i) if such Earnout Period Acquisition involves aggregate consideration payable by the Company and its subsidiaries (in whatever form) in excess of sixty million U.S. dollars ($60,000,000), such Earnout Period Acquisition must be approved by at least two-thirds of the then-serving Directors; (ii) the Company must notify the Sponsor and the Purchaser Representative about such Earnout Period Acquisition, including the counterparties and the material terms thereof, reasonably in advance of entering into a binding commitment for or consummating such Earnout Period Acquisition, and will keep the Sponsor and Purchaser Representative reasonably informed as to the status of the potential Earnout Period Acquisition, including any material changes to the price or other material terms thereof; and (iii) prior to entering into a binding commitment for or consummating such Earnout Period Acquisition, if requested by the Sponsor or the Purchaser Representative, the Company will obtain a fairness opinion with respect to such potential Earnout Period Acquisition from an internationally or United States nationally recognized third party valuation expert reasonably acceptable to each of the Company, the Sponsor and the Purchaser Representative.

10.9  Section 175 of the Act shall not apply to the Company.

11      PROCEEDINGS OF DIRECTORS

11.1  Any one Director of the Company may call a meeting of the Directors by sending a written notice to each other Director.

11.2  The Directors of the Company or any committee thereof may meet at such times and in such manner and places within or outside the British Virgin Islands as the notice calling the meeting provides.

11.3  A Director is deemed to be present at a meeting of Directors if he participates by telephone or other electronic means and all Directors participating in the meeting are able to hear each other.

11.4  A Director may by a written instrument appoint an alternate who need not be a Director, any such alternate shall be entitled to attend meetings in the absence of the Director who appointed him and to vote or consent in place of the Director until the appointment lapses or is terminated.

11.5  A Director shall be given not less than three days’ notice of meetings of Directors, but a meeting of Directors held without three days’ notice having been given to all Directors shall be valid if all the Directors entitled to vote at the meeting who do not attend waive notice of the meeting, and for this purpose the presence of a Director at a meeting shall constitute waiver by that Director. The inadvertent failure to give notice of a meeting to a Director, or the fact that a Director has not received the notice, does not invalidate the meeting.

11.6  A meeting of Directors is duly constituted for all purposes if at the commencement of the meeting there are present in person or by alternate not less than one-half of the total number of Directors, unless there are only two Directors in which case the quorum is two.

11.7  If the Company has only one Director the provisions herein contained for meetings of Directors do not apply and such sole Director has full power to represent and act for the Company in all matters as are not by the Act, the Memorandum or the Articles required to be exercised by the Members. In lieu of minutes of a meeting the sole Director shall record in writing and sign a note or memorandum of all matters requiring a Resolution of Directors. Such a note or memorandum constitutes sufficient evidence of such resolution for all purposes.

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11.8  At meetings of Directors at which the Chairman of the Board is present, he shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present, the Directors present shall choose one of their number to be chairman of the meeting. If the Directors are unable to choose a chairman for any reason, then the oldest individual Director present (and for this purpose an alternate Director shall be deemed to be the same age as the Director that he represents) shall take the chair.

11.9  An action that may be taken by the Directors or a committee of Directors at a meeting may also be taken by a Resolution of Directors or a resolution of a committee of Directors consented to in writing by all Directors or by all members of the committee, as the case may be, without the need for any notice. The consent may be in the form of counterparts each counterpart being signed by one or more Directors. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the date upon which the last Director has consented to the resolution by signed counterparts.

12      COMMITTEES

12.1  The Directors may, by Resolution of Directors, designate one or more committees, each consisting of one or more Directors, and delegate one or more of their powers, including the power to affix the Seal, to the committee.

12.2  The Directors have no power to delegate to a committee of Directors any of the following powers:

(a)      to amend the Memorandum or the Articles;

(b)     to designate committees of Directors;

(c)      to delegate powers to a committee of Directors;

(d)     to appoint Directors;

(e)      to appoint an agent;

(f)      to approve a plan of merger, consolidation or arrangement; or

(g)     to make a declaration of solvency or to approve a liquidation plan.

12.3  Regulations 12.2(b) and (c) do not prevent a committee of Directors, where authorised by the Resolution of Directors appointing such committee or by a subsequent Resolution of Directors, from appointing a sub-committee and delegating powers exercisable by the committee to the sub-committee.

12.4  The meetings and proceedings of each committee of Directors consisting of 2 or more Directors shall be governed mutatis mutandis by the provisions of the Articles regulating the proceedings of Directors so far as the same are not superseded by any provisions in the Resolution of Directors establishing the committee.

13      OFFICERS AND AGENTS

13.1  The Company may by Resolution of Directors appoint officers of the Company at such times as may be considered necessary or expedient. Such officers may consist of a Chairman of the Board of Directors, a Chief Executive Officer, a President, a Chief Financial Officer (in each case there may be more than one of such officers), one or more vice-presidents, secretaries and treasurers and such other officers as may from time to time be considered necessary or expedient. Any number of offices may be held by the same person.

13.2  The officers shall perform such duties as are prescribed at the time of their appointment subject to any modification in such duties as may be prescribed thereafter by Resolution of Directors. In the absence of any specific prescription of duties it shall be the responsibility of the Chairman of the Board (or Co-Chairman, as the case may be) to preside at meetings of Directors and Members, the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be) to manage the day to day affairs of the Company, the vice-presidents to act in order of seniority in the absence of the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be) but otherwise to perform such duties as may be delegated to them by the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be), the secretaries to maintain the share register, minute books and records (other than financial records) of the Company and to ensure compliance with all procedural requirements imposed on the Company by applicable law, and the treasurer to be responsible for the financial affairs of the Company.

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13.3  The emoluments of all officers shall be fixed by Resolution of Directors.

13.4  The officers of the Company shall hold office until their death, resignation or removal. Any officer elected or appointed by the Directors may be removed at any time, with or without cause, by Resolution of Directors. Any vacancy occurring in any office of the Company may be filled by Resolution of Directors.

13.5  The Directors may, by a Resolution of Directors, appoint any person, including a person who is a Director, to be an agent of the Company. An agent of the Company shall have such powers and authority of the Directors, including the power and authority to affix the Seal, as are set forth in the Articles or in the Resolution of Directors appointing the agent, except that no agent has any power or authority with respect to the matters specified in Regulation 12.1. The Resolution of Directors appointing an agent may authorise the agent to appoint one or more substitutes or delegates to exercise some or all of the powers conferred on the agent by the Company. The Directors may remove an agent appointed by the Company and may revoke or vary a power conferred on him.

14      CONFLICT OF INTERESTS

14.1  A Director of the Company shall, forthwith after becoming aware of the fact that he is interested in a transaction entered into or to be entered into by the Company, disclose the interest to all other Directors of the Company.

14.2  For the purposes of Regulation 14.1, a disclosure to all other Directors to the effect that a Director is a member, Director or officer of another named entity or has a fiduciary relationship with respect to the entity or a named individual and is to be regarded as interested in any transaction which may, after the date of the entry or disclosure, be entered into with that entity or individual, is a sufficient disclosure of interest in relation to that transaction.

14.3  Provided that the requirements of Regulation 9.13 have first been satisfied, a Director of the Company who is interested in a transaction entered into or to be entered into by the Company may:

(a)      vote on a matter relating to the transaction;

(b)     attend a meeting of Directors at which a matter relating to the transaction arises and be included among the Directors present at the meeting for the purposes of a quorum; and

(c)      sign a document on behalf of the Company, or do any other thing in his capacity as a Director, that relates to the transaction,

and, subject to compliance with the Act and these Articles shall not, by reason of his office be accountable to the Company for any benefit which he derives from such transaction and no such transaction shall be liable to be avoided on the grounds of any such interest or benefit.

15      INDEMNIFICATION

15.1  Subject to the limitations hereinafter provided the Company may indemnify, hold harmless and exonerate against all direct and indirect costs, fees and Expenses of any type or nature whatsoever, any person who:

(a)      is or was a party or is threatened to be made a party to any Proceeding by reason of the fact that such person is or was a Director, officer, key employee, adviser of the Company or who at the request of the Company; or

(b)     is or was, at the request of the Company, serving as a Director of, or in any other capacity is or was acting for, another Enterprise.

15.2  The indemnity in Regulation 15.1 only applies if the relevant Indemnitee acted honestly and in good faith with a view to the best interests of the Company and, in the case of criminal proceedings, the Indemnitee had no reasonable cause to believe that his conduct was unlawful.

15.3  The decision of the Directors as to whether an Indemnitee acted honestly and in good faith and with a view to the best interests of the Company and as to whether such Indemnitee had no reasonable cause to believe that his conduct was unlawful is, in the absence of fraud, sufficient for the purposes of the Articles, unless a question of law is involved.

15.4  The termination of any Proceedings by any judgment, order, settlement, conviction or the entering of a nolle prosequi does not, by itself, create a presumption that the relevant Indemnitee did not act honestly and in good

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faith and with a view to the best interests of the Company or that such Indemnitee had reasonable cause to believe that his conduct was unlawful.

15.5  The Company may purchase and maintain insurance, purchase or furnish similar protection or make other arrangements including, but not limited to, providing a trust fund, letter of credit, or surety bond in relation to any Indemnitee or who at the request of the Company is or was serving as a Director, officer or liquidator of, or in any other capacity is or was acting for, another Enterprise, against any liability asserted against the person and incurred by him in that capacity, whether or not the Company has or would have had the power to indemnify him against the liability as provided in these Articles.

16      RECORDS

16.1  The Company shall keep the following documents at the office of its registered agent:

(a)      the Memorandum and the Articles;

(b)     the share register, or a copy of the share register;

(c)      the register of Directors, or a copy of the register of Directors; and

(d)     copies of all notices and other documents filed by the Company with the Registrar of Corporate Affairs in the previous 10 years.

16.2  If the Company maintains only a copy of the share register or a copy of the register of Directors at the office of its registered agent, it shall:

(a)      within 15 days of any change in either register, notify the registered agent in writing of the change; and

(b)     provide the registered agent with a written record of the physical address of the place or places at which the original share register or the original register of Directors is kept.

16.3  The Company shall keep the following records at the office of its registered agent or at such other place or places, within or outside the British Virgin Islands, as the Directors may determine:

(a)      minutes of meetings and Resolutions of Members and classes of Members;

(b)     minutes of meetings and Resolutions of Directors and committees of Directors; and

(c)      an impression of the Seal, if any.

16.4  Where any original records referred to in this Regulation are maintained other than at the office of the registered agent of the Company, and the place at which the original records is changed, the Company shall provide the registered agent with the physical address of the new location of the records of the Company within 14 days of the change of location.

16.5  The records kept by the Company under this Regulation shall be in written form or either wholly or partly as electronic records complying with the requirements of the Electronic Transactions Act.

17      REGISTERS OF CHARGES

17.1  The Company shall maintain at the office of its registered agent a register of charges in which there shall be entered the following particulars regarding each mortgage, charge and other encumbrance created by the Company:

(a)      the date of creation of the charge;

(b)     a short description of the liability secured by the charge;

(c)      a short description of the property charged;

(d)     the name and address of the trustee for the security or, if there is no such trustee, the name and address of the chargee;

(e)      unless the charge is a security to bearer, the name and address of the holder of the charge; and

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(f)      details of any prohibition or restriction contained in the instrument creating the charge on the power of the Company to create any future charge ranking in priority to or equally with the charge.

18      CONTINUATION

The Company may by Resolution of Members or by a Resolution of Directors continue as a company incorporated under the laws of a jurisdiction outside the British Virgin Islands in the manner provided under those laws.

19      SEAL

The Company may have more than one Seal and references herein to the Seal shall be references to every Seal which shall have been duly adopted by Resolution of Directors. The Directors shall provide for the safe custody of the Seal and for an imprint thereof to be kept at the registered office. Except as otherwise expressly provided herein the Seal when affixed to any written instrument shall be witnessed and attested to by the signature of any one Director or other person so authorised from time to time by Resolution of Directors. Such authorisation may be before or after the Seal is affixed, may be general or specific and may refer to any number of sealings. The Directors may provide for a facsimile of the Seal and of the signature of any Director or authorised person which may be reproduced by printing or other means on any instrument and it shall have the same force and validity as if the Seal had been affixed to such instrument and the same had been attested to as hereinbefore described.

20      ACCOUNTS AND AUDIT

20.1  The Company shall keep records that are sufficient to show and explain the Company’s transactions and that will, at any time, enable the financial position of the Company to be determined with reasonable accuracy.

20.2  The Company may by Resolution of Members call for the Directors to prepare periodically and make available a profit and loss account and a balance sheet. The profit and loss account and balance sheet shall be drawn up so as to give respectively a true and fair view of the profit and loss of the Company for a financial period and a true and fair view of the assets and liabilities of the Company as at the end of a financial period.

20.3  The Company may by Resolution of Members call for the accounts to be examined by auditors.

20.4  If the Shares are listed or quoted on the Designated Stock Exchange, and if required by the Designated Stock Exchange, the Directors shall establish and maintain an audit committee as a committee of the Board of Directors, the composition and responsibilities of which shall comply with the rules and regulations of the SEC and the Designated Stock Exchange subject to any available exemptions therefrom and the operation of the Act. The audit committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.

20.5  If the Shares are listed or quoted on a Designated Stock Exchange that requires the Company to have an audit committee, the Directors shall adopt a formal written audit committee charter and review and assess the adequacy of the formal written charter on an annual basis.

20.6  If the Shares are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and, if required, shall utilise the audit committee for the review and approval of potential conflicts of interest.

20.7  If applicable, and subject to applicable law and the rules of the SEC and the Designated Stock Exchange:

(a)      at the AGM or at a subsequent extraordinary general meeting in each year, the Members shall appoint an auditor who shall hold office until the Members appoint another auditor. Such auditor may be a Member but no Director or officer or employee of the Company shall during, his continuance in office, be eligible to act as auditor;

(b)     a person, other than a retiring auditor, shall not be capable of being appointed auditor at an AGM unless notice in writing of an intention to nominate that person to the office of auditor has been given not less than ten days before the AGM and furthermore the Company shall send a copy of such notice to the retiring auditor; and

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(c)      the Members may, at any meeting convened and held in accordance with these Articles, by resolution remove the auditor at any time before the expiration of his term of office and shall by resolution at that meeting appoint another auditor in his stead for the remainder of his term.

20.8  The remuneration of the auditors shall be fixed by Resolution of Directors in such manner as the Directors may determine or in a manner required by the rules and regulations of the Designated Stock Exchange and the SEC.

20.9    The auditors shall examine each profit and loss account and balance sheet required to be laid before a meeting of the Members or otherwise given to Members and shall state in a written report whether or not:

(a)      in their opinion the profit and loss account and balance sheet give a true and fair view respectively of the profit and loss for the period covered by the accounts, and of the assets and liabilities of the Company at the end of that period; and

(b)     all the information and explanations required by the auditors have been obtained.

20.10 The report of the auditors shall be annexed to the accounts and shall be read at the meeting of Members at which the accounts are laid before the Company or shall be otherwise given to the Members.

20.11 Every auditor of the Company shall have a right of access at all times to the books of account and vouchers of the Company, and shall be entitled to require from the Directors and officers of the Company such information and explanations as he thinks necessary for the performance of the duties of the auditors.

20.12 The auditors of the Company shall be entitled to receive notice of, and to attend any meetings of Members at which the Company’s profit and loss account and balance sheet are to be presented.

21       NOTICES

21.1    Any notice, information or written statement to be given by the Company to Members may be given by personal service by mail, facsimile or other similar means of electronic communication, addressed to each Member at the address shown in the share register.

21.2    Any summons, notice, order, document, process, information or written statement to be served on the Company may be served by leaving it, or by sending it by registered mail addressed to the Company, at its registered office, or by leaving it with, or by sending it by registered mail to, the registered agent of the Company.

21.3    Service of any summons, notice, order, document, process, information or written statement to be served on the Company may be proved by showing that the summons, notice, order, document, process, information or written statement was delivered to the registered office or the registered agent of the Company or that it was mailed in such time as to admit to its being delivered to the registered office or the registered agent of the Company in the normal course of delivery within the period prescribed for service and was correctly addressed and the postage was prepaid.

22      VOLUNTARY WINDING UP

The Company may by a Resolution of Members or by a Resolution of Directors appoint a voluntary liquidator.

We, Elian Fiduciary Services (BVI) Limited of Nemours Chambers, Road Town, Tortola, British Virgin Islands, for the purpose of incorporating a BVI business company under the laws of the British Virgin Islands hereby sign these Articles of Association.

Dated the 1st day of July, 2015

Incorporator

Signed for and on behalf of Elian Fiduciary Services (BVI) Limited of Nemours Chambers, Road Town, Tortola, British Virgin Islands

Signature of authorised signatory

Monique Adams

Print name

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ANNEX C

BORQS TECHNOLOGIES, INC.

2017 EQUITY INCENTIVE PLAN

1.       PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents, Subsidiaries and Affiliates that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the Plan are defined in Section 27.

2.       SHARES SUBJECT TO THE PLAN.

2.1          Number of Shares Available. Subject to Sections 2.7 and 21 and any other applicable provisions hereof, the maximum aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board, is 2,500,000 Shares.

2.2          Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company; (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (d) are surrendered pursuant to an Exchange Program. To the extent an Award under the Plan is paid out in cash or other property rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Unissued Shares used to pay the exercise price of an Award or withheld to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 shall not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof.

2.3          Minimum Share Reserve. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.

2.4          Automatic Share Reserve Increase. The number of Shares available for grant and issuance under the Plan shall be increased on January 1, of each of the calendar years 2018 through 2027, by the lesser of (a) five percent (5%) of the number of Shares issued and outstanding on each December 31 immediately prior to the date of increase or (b) such number of Shares determined by the Board.

2.5          Limitations. No more than 5,000,000 Shares shall be issued pursuant to the exercise of ISOs. No Participant will be eligible to receive an Award or Awards for more than 2,000,000 Shares in any calendar year under this Plan except that new Employees (including new Employees who are also officers and directors) are eligible to be granted up to a maximum of an Award or Awards for 4,000,000 Shares in the calendar year in which they commence their employment.

2.6          Adjustment of Shares. If the number of outstanding Shares is changed by a share dividend, recapitalization, share split, reverse share split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs, (c) the number of Shares subject to other outstanding Awards, and (d) the maximum number of Shares that may be issued pursuant to the exercise of ISOs set forth in Section 2.5, shall be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.

Annex C-1

3.       ELIGIBILITY. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants and Directors; provided that such Consultants and Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

4.       ADMINISTRATION.

4.1          Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. The Committee will have the authority to:

(a)           construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b)           prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c)           select persons to receive Awards;

(d)           determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may vest and be exercised (which may be based on performance criteria) or settled, any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy tax withholding obligations or any other tax liability legally due and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;

(e)           determine the number of Shares or other consideration subject to Awards;

(f)            determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;

(g)          determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary, Related Entity or Affiliate;

(h)           grant waivers of Plan or Award conditions;

(i)            determine the vesting, exercisability and payment of Awards;

(j)            correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(k)           determine whether an Award has been earned;

(l)            determine the terms and conditions of any, and to institute any Exchange Program;

(m)          reduce or waive any criteria with respect to Performance Factors;

(n)           adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships;

(o)           adopt rules and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States;

(p)           make all other determinations necessary or advisable for the administration of this Plan;

(q)           delegate any of the foregoing to a subcommittee consisting of one or more executive officers pursuant to a specific delegation as permitted by Applicable Law; and

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(r)            exercise negative discretion on Performance Awards, reducing or eliminating the amount to be paid to Participants.

4.2          Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.

4.3          Section 162(m) of the Code and Section 16 of the Exchange Act. When necessary or desirable for an Award to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee administering the Plan in accordance with the requirements of Rule 16b-3 and Section 162(m) of the Code shall consist of at least two individuals, each of whom qualifies as (a) a Non-Employee Director under Rule 16b-3, and (b) an “outside director” pursuant to Code Section 162(m) and the regulations issued thereunder. At least two (or a majority if more than two then serve on the Committee) such “outside directors” shall approve the grant of such Award and timely determine (as applicable) the Performance Period and any Performance Factors upon which vesting or settlement of any portion of such Award is to be subject. When required by Section 162(m) of the Code, prior to settlement of any such Award at least two (or a majority if more than two then serve on the Committee) such “outside directors” then serving on the Committee shall determine and certify in writing the extent to which such Performance Factors have been timely achieved and the extent to which the Shares subject to such Award have thereby been earned. Awards granted to Participants who are subject to Section 16 of the Exchange Act (to the extent applicable to the Company) must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). With respect to Participants whose compensation is subject to Section 162(m) of the Code and for whom the Company intends to seek a tax deduction with respect thereto, and provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code, the Committee may adjust the performance goals to account for changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) a change in accounting standards required by generally accepted accounting principles.

4.4          Documentation. The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

4.5          Jurisdictions. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries in which the Company and its Subsidiaries, Related Entities and Affiliates operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries, Related Entities and Affiliates shall be covered by the Plan; (b) determine which individuals are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to individuals to comply with Applicable Laws; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 2.1 hereof; and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable securities law, the Code, or any other applicable governing statute or law.

5.       OPTIONS. An Option is the right but not the obligation to purchase a Share, subject to certain conditions, if applicable. The Committee may grant Options to eligible Employees, Consultants and Directors and will determine whether such Options will be incentive stock options within the meaning of the Code (“ISOs”) or Nonqualified Share options (“NSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during

Annex C-3

which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following terms of this section.

5.1          Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Option; and (b) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

5.2          Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date.

5.3          Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; provided, further, that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any Parent or Subsidiary (“Ten Percent Shareholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4          Exercise Price. The Exercise Price per Share subject to an Option will be determined by the Committee when the Option is granted and set forth in the Award Agreement and may be a fixed or variable price related to the Fair Market Value of the Shares; provided that the Exercise Price of any ISO granted to a Ten Percent Shareholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company. The exercise price per Share subject to an Option may be amended or adjusted in the absolute discretion of the Committee, the determination of which shall be final, binding and conclusive. For the avoidance of doubt, to the extent not prohibited by Applicable Laws, a downward adjustment of the exercise prices of Options mentioned in the preceding sentence shall be effective without the approval of the Company’s shareholders or the approval of the affected Participants.

5.5          Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option, and (b) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.6 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

5.6          Termination of Service. If the Participant’s Service terminates for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates no later than three (3) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond three (3) months after the date Participant’s Service terminates deemed to be the exercise of an NSO), but in any event no later than the expiration date of the Options.

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(a)           Death. If the Participant’s Service terminates because of the Participant’s death (or the Participant dies within three (3) months after the Participant’s Service terminates other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates, and must be exercised by the Participant’s legal representative or authorized assignee, no later than twelve (12) months after the date the Participant’s Service terminates (or such shorter time period not less than six (6) months or longer time period as may be determined by the Committee), but in any event no later than the expiration date of the Options.

(b)           Disability. If the Participant’s Service terminates because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the date the Participant’s Service terminates, but in any event no later than the expiration date of the Options.

(c)           Cause. If the Participant is terminated for Cause, then the Participant’s Options shall expire on such Participant’s date of termination of Service, or at such later time and on such conditions as are determined by the Committee, but in no event later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, Cause shall have the meaning set forth in the Plan.

5.7          Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8          Limitations on ISOs. ISOs may only be granted to employees of the Company or to employees of a “parent corporation” or a “subsidiary corporation” of the Company as those terms are defined in Section 424 of the Code. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars (US$100,000), such Options will be treated as NSOs. For purposes of this Section 5.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9          Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the Fair Market Value of the Shares on the date the action is taken to reduce the Exercise Price.

5.10        No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6.       RESTRICTED SHARE AWARDS. A Restricted Share Award is an offer by the Company to sell to an eligible Employee, Consultant or Director Shares that are subject to restrictions (“Restricted Share”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Share Award, subject to the Plan.

6.1          Restricted Share Purchase Agreement. All purchases under a Restricted Share Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Share Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If

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the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Share Award will terminate, unless the Committee determines otherwise.

6.2          Purchase Price. The Purchase Price for a Restricted Share Award will be determined by the Committee and may be less than Fair Market Value of a Share on the date the Restricted Share Award is granted. Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, and the Award Agreement and in accordance with any procedures established by the Company.

6.3          Terms of Restricted Share Awards. Restricted Share Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Share Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Share Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Share Awards that are subject to different Performance Periods and having different performance goals and other criteria.

6.4          Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

7.       SHARE BONUS AWARDS. A Share Bonus Award is an Award to an eligible Employee, Consultant or Director of Shares for Services to be rendered or for past Services already rendered to the Company or any Parent, Subsidiary, Related Entity or Affiliate. All Share Bonus Awards shall be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Share Bonus Award.

7.1          Terms of Share Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Share Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Share Bonus Agreement. Prior to the grant of any Share Bonus Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Share Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Share Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.

7.2          Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Share Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

7.3          Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

8.       SHARE APPRECIATION RIGHTS. A Share Appreciation Right (“SAR”) is an Award to an eligible Employee, Consultant or Director that may be settled in cash or Shares (which may consist of Restricted Share), having a value equal to (a) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs shall be made pursuant to an Award Agreement.

8.1          Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant’s termination of Service on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value of a Share. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and

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Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.

8.2          Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.

8.3          Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code, to the extent a Participant is subject to Section 409A of the Code.

8.4          Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

9.       RESTRICTED SHARE UNITS. A Restricted Share Unit (“RSU”) is an Award to an eligible Employee, Consultant or Director covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Share). All RSUs shall be made pursuant to an Award Agreement.

9.1          Terms of RSUs. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; (c) the consideration to be distributed on settlement; and (d) the effect of the Participant’s termination of Service on each RSU; provided that no RSU shall have a term longer than ten (10) years. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.

9.2          Form and Timing of Settlement. Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned, provided that, to the extent a Participant is subject to Section 409A of the Code, the terms of the RSU and any deferral shall satisfy the requirements of Section 409A of the Code.

9.3          Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

10.     PERFORMANCE AWARDS. A Performance Award is an Award to an eligible Employee, Consultant or Director of an award of Performance Shares or Performance Units. Grants of Performance Awards shall be made pursuant to an Award Agreement.

10.1        Types of Performance Awards. Performance Awards shall include Performance Shares and Performance Units as set forth in Sections 10.1(a) and 10.1(b) below.

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(a)           Performance Shares. The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award.

(b)           Performance Units. The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award.

10.2        Terms of Performance Awards. The Committee will determine, and each Award Agreement shall set forth, the terms of each Performance Award including, without limitation: (a) the number of Shares deemed subject to an award of Performance Shares; (b) the Performance Factors and Performance Period that shall determine the time and extent to which each award of Performance Shares shall be settled; (c) the consideration to be distributed on settlement; and (d) the effect of the Participant’s termination of Service on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period; (y) select from among the Performance Factors to be used; and (z) determine the number of Shares deemed subject to the award of Performance Shares. Prior to settlement the Committee shall determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria.

10.3        Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).

11.     PAYMENT FOR SHARE PURCHASES. Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):

(a)           by cancellation of indebtedness of the Company to the Participant;

(b)           by surrender of Shares by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;

(c)           by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary;

(d)           by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;

(e)           by any combination of the foregoing; or

(f)            by any other method of payment as is permitted by Applicable Law.

For avoidance of doubt, cash or check payment by a Participant for Shares may include (i) cash or check denominated in U.S. Dollars, (ii) to the extent permissible under Applicable Laws, cash or check denominated in Chinese Renminbi, or (iii) cash or check denominated in any other local currency as approved by the Committee. In the event the exercise price for an Award is paid in Renminbi or other foreign currency, as permitted by the Committee, the amount payable will be determined by conversion from U.S. dollars at the official rate promulgated by the People’s Bank of China for Renminbi, or for any other foreign currency, the exchange rate as selected by the Committee on the date of exercise.

Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price in any method that would violate Section 13(k) of the Exchange Act.

12.     SHARES DISTRIBUTED. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares, treasury shares (subject to Applicable Laws) or Shares purchased on the open market.

13.     WITHHOLDING TAXES.

13.1        Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or a tax event occurs, the Company may require the Participant to remit to the Company, or to the Parent, applicable Subsidiary or Related Entity or Affiliate employing the Participant, an amount sufficient to satisfy applicable

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U.S. federal, state, local and international withholding tax or social insurance requirements or any other tax liability legally due from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax or social insurance requirements or any other tax liability legally due from the Participant. The Fair Market Value of the Shares will be determined as of the date that the taxes are required to be withheld and such Shares shall be valued based on the value of the actual trade of Shares, or, if the foregoing does not apply, the Fair Market Value of the Shares as of the previous trading day.

13.2        Share Withholding. The Committee, or its delegate(s), as permitted by Applicable Law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such tax withholding obligation or any other tax liability legally due from the Participant, in whole or in part by (without limitation) (a) paying cash, electing to have the Company withhold otherwise deliverable cash, or Shares having a Fair Market Value equal to the applicable amount required to be withheld, (c) delivering to the Company already-owned Shares or (d) withholding from the proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company for the applicable amount required to be withheld.

14.     TRANSFERABILITY.

14.1        Transfer Generally. Unless determined otherwise by the Committee or pursuant to Section 14.2, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or by domestic relations order to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards shall be exercisable: (a) during the Participant’s lifetime only by (i) the Participant, or (ii) the Participant’s guardian or legal representative; (b) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (c) in the case of all Awards except ISOs, by a Permitted Transferee.

14.2        Award Transfer Program. Notwithstanding any contrary provision of the Plan, the Committee shall have all discretion and authority to determine and implement the terms and conditions of any Award Transfer Program instituted pursuant to this Section 14.2 and shall have the authority to amend the terms of any Award participating in, or otherwise eligible to participate in, the Award Transfer Program, including (but not limited to) the authority to (a) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Award, (b) amend or remove any provisions of the Award relating to the Award holder’s continued service to the Company or its Parent, Subsidiary, Related Entity or Affiliate, (c) amend the permissible payment methods with respect to the exercise or purchase of any such Award, (d) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Award, and (e) make such other changes to the terms of such Award as the Committee deems necessary or appropriate in its sole discretion.

15.     PRIVILEGES OF SHARE OWNERSHIP; RESTRICTIONS ON SHARES.

15.1        Voting and Dividends. No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant, except for any dividend equivalent rights permitted by an applicable Award Agreement (“Dividend Equivalent Rights”). After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided that if such Shares are Restricted Shares, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a share dividend, share split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Shares; provided, further, that the Participant will have no right to retain such share dividends or share distributions with respect to Shares that are repurchased pursuant to Section 15.2. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Shares underlying an Award during the period beginning on the date the Award is granted and ending, with respect to each Share subject to the Award, on the earlier of the date on which the Award is exercised or settled or the date on which it is forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant in the form of additional whole Shares as of the date of payment of such cash dividends on Shares.

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15.2        Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase any or all Unvested Shares (other than Unvested Shares that forfeit on termination of Service) held by a Participant following such Participant’s termination of Service at any time within ninety (90) days (or such longer or shorter time determined by the Committee) after the later of the date the Participant’s Service terminates and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price.

16.     CERTIFICATES. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such share transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state or other securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.

17.     ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with share powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

18.     REPRICING; EXCHANGE AND BUYOUT OF AWARDS. Without prior shareholder approval, the Committee may (a) reprice Options or SARs (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARs, the consent of the affected Participants is not required provided written notice is provided to them, notwithstanding any adverse tax consequences to them arising from the repricing), and (b) with the consent of the respective Participants (unless not required pursuant to Section 5.9 of the Plan), pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.

19.     SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable U.S. federal and state securities and exchange control laws, all Applicable Laws of any other country or jurisdiction, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any Applicable Law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any applicable securities laws, exchange control laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

20.     NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employment of, or to continue any other relationship with, the Company or any Parent, Subsidiary, Related Entity or Affiliate or limit in any way the right of the Company or any Parent, Subsidiary, Related Entity or Affiliate to terminate Participant’s employment or other relationship at any time.

21.     CORPORATE TRANSACTIONS.

21.1        Assumption or Replacement of Awards by Successor. In the event that the Company is subject to a Corporate Transaction, outstanding Awards acquired under the Plan shall be subject to the agreement evidencing the

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Corporate Transaction, which need not treat all outstanding Awards in an identical manner. Such agreement, without the Participant’s consent, shall provide for one or more of the following with respect to all outstanding Awards as of the effective date of such Corporate Transaction:

(a)           The continuation of an outstanding Award by the Company (if the Company is the successor entity).

(b)           The assumption of an outstanding Award by the successor or acquiring entity (if any) of such Corporate Transaction (or by its parents, if any), which assumption will be binding on all selected Participants; provided that the exercise price and the number and nature of shares issuable upon exercise of any such Option or Share Appreciation Right, or any Award that is subject to Section 409A of the Code by a Participant who is subject to Section 409A, will be adjusted appropriately pursuant to Section 424(a) of the Code.

(c)           The substitution by the successor or acquiring entity in such Corporate Transaction (or by its parents, if any) of equivalent awards with substantially the same terms for such outstanding Awards (except that the exercise price and the number and nature of shares issuable upon exercise of any such Option or Share Appreciation Right, or any Award that is subject to Section 409A of the Code by a Participant who is subject to Section 409A, will be adjusted appropriately pursuant to Section 424(a) of the Code).

(d)           The full or partial acceleration of exercisability or vesting and accelerated expiration of an outstanding Award and lapse of the Company’s right to repurchase or re-acquire shares acquired under an Award or lapse of forfeiture rights with respect to shares acquired under an Award.

(e)           The settlement of the full value of such outstanding Award (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity (or its parent, if any) with a Fair Market Value equal to the required amount, followed by the cancellation of such Awards; provided, however, that such Award may be cancelled if such Award has no value, as determined by the Committee, in its discretion. Subject to Section 409A of the Code, to the extent applicable, such payment may be made in installments and may be deferred until the date or dates the Award would have become exercisable or vested. Such payment may be subject to vesting based on the Participant’s continued service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which the Award would have become vested or exercisable. For purposes of this Section 21.1(e), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.

(f)            The cancellation of outstanding Awards in exchange for no consideration.

The Board shall have full power and authority to assign the Company’s right to repurchase or re-acquire or forfeiture rights to such successor or acquiring corporation. In addition, in the event such successor or acquiring corporation refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participant in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction.

21.2        Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such Award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing Option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards shall not be credited toward the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.

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22.     ADOPTION AND SHAREHOLDER APPROVAL. This Plan shall be submitted for the approval of the Company’s shareholders, consistent with Applicable Laws, within twelve (12) months before or after the date this Plan is adopted by the Board.

23.     TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the Cayman Islands (excluding its conflict of law rules).

24.     AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that to the extent necessary to comply with Applicable Laws, the Board will not, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval; provided, further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted.

25.     NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of share Awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

26.     INSIDER TRADING POLICY. Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or Directors of the Company.

27.     DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:

27.1        “Affiliate” means any person or entity that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Company, including any general partner, managing member, officer or Director of the Company, in each case as of the date on which, or at any time during the period for which, the determination of affiliation is being made. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such person or entity, whether through the ownership of voting securities or by contract or otherwise.

27.2        “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted, and the applicable laws of any other country or jurisdiction where Awards are, or will be, granted under the Plan.

27.3        “Award” means any award under the Plan, including any Option, Restricted Share Award, Share Bonus Award, Share Appreciation Right, Restricted Share Unit or Performance Award.

27.4        “Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, which shall be in substantially a form (which need not be the same for each Participant) that the Committee (or Board) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

27.5        “Award Transfer Program” means any program instituted by the Committee which would permit Participants the opportunity to transfer any outstanding Awards to a financial institution or other person or entity approved by the Committee.

27.6        “Board” means the board of Directors of the Company.

27.7        “Cause” means (a) Participant’s willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (b) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result

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in material injury to the Company; (c) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (d) Participant’s willful breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 20 above, and the term “Company” will be interpreted to include any Parent, Subsidiary, Related Entity or Affiliate, as appropriate. Notwithstanding the foregoing, the foregoing definition of “Cause” may, in part or in whole, be modified or replaced in each individual employment agreement or Award Agreement with any Participant, provided that such document supersedes the definition provided in this Section 27.8.

27.8        “Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
27.9        “Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.

27.10     “Common Stock” means the common stock of the Company.

27.11     “Company” means BORQS Technologies, Inc., or any successor company.

27.12     “Consultant” means any person, including an advisor or independent contractor, engaged by the Company or a Parent, Subsidiary, Related Entity or Affiliate to render bona fide services to such entity, provided that such rendered services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

27.13     “Corporate Transaction” means the occurrence of any of the following events: (a) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for purposes of this subclause (a), the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction; provided, further, that the following acquisitions shall not constitute a Corporate Transaction: (I) any acquisition by the Company or any Affiliate, (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate, or (III) any acquisition pursuant to a merger or consolidation that would not otherwise constitute a Corporate Transaction by reason of the exception set forth in subclause (b) below; (b) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (c) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; (d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company); or (e) a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; provided, however, that for purpose of this subclause (e), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction. For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of shares, or similar business transaction with the Company. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount shall become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code

Annex C-13

Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.

27.14     “Director” means a member of the Board.

27.15     “Disability” means, unless otherwise required by Applicable Law or as may be expressly set forth in an applicable employment agreement, Award Agreement or other applicable contract with the Participant, (a) in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code, or (b) in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. A Participant will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Committee in its discretion.

27.16     “Effective Date” means the date this Plan is approved by the Company’s shareholders, the date of which shall be within twelve (12) months before or after the date this Plan is adopted by the Board.

27.17     “Employee” means any person, including officers and Directors, employed by the Company or any Parent, Subsidiary, Related Entity or Affiliate. Neither service as a Director nor payment of a Director’s fee by the Company will be sufficient to constitute “employment” by the Company.

27.18     “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

27.19     “Exchange Program” means a program pursuant to which (a) outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof), or (b) the exercise price of an outstanding Award is increased or reduced.

27.20     “Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

27.21     “Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

(a)           if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b)           if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(c)           if none of the foregoing is applicable, by the Board or the Committee in good faith.

27.22     “Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

27.23     “IRS” means the United States Internal Revenue Service.

27.24     “Option” means an award of an option to purchase Shares pursuant to Section 5.

27.25     “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns shares possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other corporations in such chain.

27.26     “Participant” means a person who holds an Award under this Plan.

27.27     “Performance Award” means an award granted pursuant to Section 10 of the Plan.

27.28     “Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any

Annex C-14

combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied.

(a)           Backlog, Bookings, or Billings, or Book-to-Bill Ratio

(b)           Sales, Revenue, Net Sales, or Net Revenue

(c)           Profit Before Tax;

(d)           Earnings (which may include earnings before interest, taxes, depreciation and/or amortization, or such measures adjusted for the impact of stock-based compensation expenses or other items removed from the Company’s net earnings or adjusted EBITDA or similar measures in its periodic announcements of financial results, and any per share equivalent of any such measure);

(e)           Operating income;

(f)            Operating profit or loss;

(g)           Gross profit or gross margin;

(h)           Any one or more operating expenses as a percentage of revenue or otherwise;

(i)            Net income or loss;

(j)            Earnings or loss per share;

(k)           Total stockholder return;

(l)            Market share;

(m)          Return on assets or return on net assets;

(n)           Public trading price of the Company’s stock;

(o)           Change in stockholder value relative to a pre-determined index;

(p)           Return on equity or Return on invested capital;

(q)           Cash Flow (including free cash flow or operating cash flows)

(r)            Balance of cash, cash equivalents and marketable securities;

(s)           Cash conversion cycle;

(t)            Economic value added;

(u)           Individual business objectives, which may be confidential;

(v)           Contract awards;

(w)          Expense reduction;

(x)           Credit rating;

(y)           Completion of specifically identified projects, joint venture or other corporate transaction;

(z)           Development and implementation of a strategic plan, diversity plan or succession plan;

(aa)         Employee satisfaction;

(ab)        Employee retention;

(ac)         Customer satisfaction;

(ad)        New product invention or innovation;

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(ae)         Attainment of research and development milestones;

(af)         Improvements in productivity;

(ag)        Achievement of working-capital targets and changes in working capital; and

(ah)         Attainment of objective operating goals and employee metrics.

The Committee may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.

27.29     “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Factors will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Award.

27.30     “Performance Share” means an Award granted pursuant to Section 10 of the Plan, the payment of which is contingent upon achieving certain performance goals established by the Committee.

27.31     “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a designated amount of property other than Shares, the payment of which is contingent upon achieving certain performance goals established by the Committee.

27.32     “Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

27.33     “Plan” means this BORQS Technologies, Inc. 2017 Equity Incentive Plan.

27.34     “Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

27.35     “Related Entity” means any person or entity (including any subsidiary thereof) in or of which the Company or a Subsidiary holds a substantial economic interest, or possesses the power to direct or cause the direction of the management policies, directly or indirectly, through the ownership of voting securities, by contract, or other arrangements as trustee, executor or otherwise, but which, for purposes of the Plan, is not a Subsidiary and which the Board designates as a Related Entity in a matter consistent with Applicable Law, including without limitation any Variable Interest Entity of the Company or any of its Subsidiaries.

27.36     “Restricted Share Award” means an award of Shares pursuant to Section 6 of the Plan, or issued pursuant to the early exercise of an Option.

27.37     “Restricted Share Unit” means an award granted pursuant to Section 9 of the Plan.

27.38     “SEC” means the United States Securities and Exchange Commission.

27.39     “Securities Act” means the United States Securities Act of 1933, as amended.

27.40     “Service” shall mean service as an Employee, Consultant and Director, to the Company or a Parent, Subsidiary, Related Entity or Affiliate, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. An Employee will not be deemed to have ceased to provide Service in the case of sick leave or any other leave of absence approved by the Company, if (a) such leave is for a period of not more than 90 days, or (b) reemployment upon the expiration of such leave is guaranteed by contract or statute, or (c) formal policy adopted from time to time by the Company’s Board and issued and promulgated to employees in writing provides otherwise. In the case of any Employee on an approved leave of absence or a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time), the Committee may make such provisions respecting

Annex C-16

suspension of or modification to vesting of the Award while on leave from the employ of the Company or a Parent, Subsidiary, Related Entity or Affiliate or during such change in working hours as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. An employee shall have terminated employment as of the date he or she ceases to provide Service (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment shall not be extended by any notice period or garden leave mandated by local law, provided however, that a change in status from an employee to a consultant or advisor shall not terminate the service provider’s Service, unless determined by the Committee, in its discretion. The Committee will have sole discretion to determine whether a Participant has ceased to provide Service and the effective date on which the Participant ceased to provide Service.

27.41     “Shares” means shares of Common Stock and the common stock of any successor entity.

27.42     “Share Appreciation Right” means an award granted pursuant to Section 8 of the Plan.

27.43     “Share Bonus Award” means an award granted pursuant to Section 7 of the Plan.

27.44     “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

27.45     “Treasury Regulations” means regulations promulgated by the United States Treasury Department.

27.46     “Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

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ANNEX D

独家业务合作协议

Exclusive Business Cooperation Agreement

本独家业务合作协议（下称“本协议”）由以下双方于2016年10月18日在中华人民共和国（下称“中国”）北京市签署。

This Exclusive Business Cooperation Agreement (this “Agreement”) is made and entered into by and between the following Parties on October 18, 2016 in Beijing, the People’s Republic of China (“China” or the “PRC”).

甲方：    播思通讯技术(北京）有限公司

Party A:     BORQS Beijing Ltd.

地址：    北京市海淀区八里庄路62号院1号楼8层943室

Address:   Room 943, 8th Floor, Building 1, No.62 Balizhuang Road, Haidian District, Beijing, China.

乙方：    北京大云世纪网络技术有限公司

Party B:    Beijing Big Cloud Century Network Technology Ltd.,

地址：    北京市朝阳区霄云里8号楼302内033

Address:   Xiaoyun Li Building No. 8 302, 033, Chaoyang District, Beijing

甲方和乙方以下各称为“一方”，统称为“双方”。

Each of Party A and Party B shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

鉴于：

Whereas,

1.   甲方是一家在中国注册的外商独资企业，拥有提供技术和咨询服务的必要资源；

Party A is a wholly-foreign-owned enterprise established in China, and has the necessary resources to provide technical and consulting services;

2.   乙方是一家在中国注册的内资公司，从事有关法律法规允许的业务（“主营业务”）；

Party B is a company with exclusively domestic capital registered in China, engaging in the business activities (“Major Business”) permitted under PRC laws, regulations and rules;

3.   甲方同意利用其人力、技术和信息优势，在本协议期间向乙方提供主营业务的独家全面业务支持（技术、咨询等）服务，乙方同意接受甲方或其指定方按本协议条款的规定提供咨询和服务。

Party A is willing to provide Party B with exclusive technical, consulting and other services in relation to the Major Business during the term of this Agreement utilizing its own advantages in human resources, technology and information, and Party B is willing to accept such services provided by Party A or Party A’s designee(s), each on the terms set forth herein.

据此，甲方和乙方经协商一致，达成如下协议：

Now, therefore, through mutual discussion, the Parties have reached the following agreements:

1    服务提供

Services Provided by Party A

1.1     按照本协议条款和条件，乙方在此委任甲方在本协议期间作为乙方的独家服务提供者向乙方提供全面的业务支持、技术服务和咨询服务，包括但不限于以下内容：

In accordance with the terms and conditions of this Agreement, Party B hereby appoints Party A as Party B’s exclusive services provider to provide Party B with complete business support and technical and consulting services during the term of this Agreement, , including but not limited to the following:

Annex D-1

1.1.1   许可乙方使用甲方拥有合法权利的，乙方业务所需要的相关软件和技术；

Licensing Party B to use any software and technology legally owned by Party A, which is necessary for Party B’s business;

1.1.2   乙方业务所需的相关软件的开发、维护与更新；

Development, maintenance and updating of software necessary for Party B’s business;

1.1.3   计算机网络系统、硬件设备及数据库的设计、安装和日常管理、维护、更新；

Design, installation, daily management, maintenance and updating of network systems, hardware and database;

1.1.4   开发测试新产品；

Development and testing of new products;

1.1.5   乙方相关人员的技术支持和专业培训；

Technical support and training for employees of Party B;

1.1.6   协助乙方进行有关的技术和市场信息的咨询、收集与调研（中国法律限制外商独资企业从事的市场调查除外）；

Assisting Party B in consultancy, collection and research of technology and market information (excluding market research that wholly foreign-owned enterprises are prohibited from conducting under PRC laws);

1.1.7   为乙方提供企业管理咨询；

Providing business management consultation for Party B;

1.1.8   设备、资产出租；和

Leasing of equipment or properties; and

1.1.9   在中国法律允许的情况下，其他应乙方要求而不时提供的其他相关技术服务及咨询服务。

Other technology and consultancy services requested by Party B from time to time to the extent permitted under PRC laws.

1.2  乙方接受甲方的咨询和服务。乙方进一步同意，除非经甲方事先书面同意，在本协议期间，就本协议约定事宜，乙方不得接受任何第三方提供的任何类似服务和/或支持，不得与任何第三方建立任何类似合作。双方同意，甲方可以指定其他方（该被指定方可以与乙方签署本协议第1.3条描述的某些协议）为乙方提供本协议约定的服务和/或支持。

Party B agrees to accept all the consultations and services provided by Party A. Party B further agrees that unless with Party A’s prior written consent, during the term of this Agreement, Party B shall not accept any similar consultations and/or services provided by any third party and shall not establish similar corporation relationship with any third party regarding the matters contemplated by this Agreement. Party A may appoint other parties, who may enter into certain agreements described in Section 1.3 with Party B, to provide Party B with the consultations and/or services under this Agreement.

1.3  服务的提供方式和财务支持

Service Providing Methodology and Finance Support

1.3.1   甲、乙双方同意在本协议有效期内，乙方可以与甲方或甲方指定的其他方进一步签订技术服务协议和咨询服务协议，对各项技术服务、咨询服务的具体内容、方式、人员、收费等进行约定。

Party A and Party B agree that during the term of this Agreement, Party B may enter into further technical service agreements or consulting service agreements with Party A or any other party designated by Party A, which shall provide the specific contents, manner, personnel, and fees for the specific technical services and consulting services.

Annex D-2

1.3.2   为更好地履行本协议，甲乙双方同意，视情况而定，乙方在本协议有效期内将与甲方或甲方指定的其他方根据业务进展需要随时签署设备、资产的租用协议，由甲方将有关的设备、资产提供给乙方使用。

To fulfill this Agreement, Party A and Party B agree that during the term of this Agreement, where necessary, Party B may enter into equipment or property lease agreements with Party A or any other party designated by Party A at any time based on the business needs of Party B, which shall permit Party B to use Party A’s relevant equipment or property.

1.3.3   为确保乙方符合日常经营中的现金流要求和/或抵消其经营过程中产生的任何损失，甲方应视实际情况而定向乙方提供财务支持（但仅在中国法律允许的范围内并将以中国法律允许的方式提供）且甲方同意不会向乙方追偿。甲方可以采用银行委托贷款或其他合适的借款方式向乙方提供财务支持，并另行签订必要的协议。

To ensure that Party B meets the requirement of cash flow in daily operation and/or to offset any losses incurred in the process of its operation, Party A shall, depending on the actual situation, provide Party B with financial support (only to the extent and in a manner permitted by PRC laws) and Party A agree to forgo the right to seek repayment in the event the VIE is unable to repay. Party A may provide Party B with financial support by way of bank entrusted loans or other appropriate loans, and enter into separate agreements where necessary.

2    服务的价格和支付方式

The Calculation and Payment of the Service Fees

2.1  在本协议有效期内，乙方应向甲方支付的费用应按如下方式计算：

The fees payable by Party B to Party A during the term of this Agreement shall be calculated as follows:

2.1.1   就甲方向乙方集团提供的服务，乙方应每年向甲方支付服务费。每年的服务费由管理费和服务提供费组成，具体金额由甲方根据以下因素确定：

Party B Group shall pay a service fee to Party A in each year. The service fee for each year shall consist of a management fee and a fee for services provided, which shall be determined by Party A after considering:

(1)     服务的复杂程度及难度；

Complexity and difficulty of the services provided by Party A;

(2)     甲方雇员的职位和提供该等服务所需的时间；

Title of and time consumed by the employees of Party A providing the services;

(3)     服务的具体内容和商业价值；

Contents and value of the services provided by Party A;

(4)     相同种类服务的市场参考价格；

Market price of the same type of services;

(5)     乙方的经营情况。

Operation conditions of Party B Group.

2.1.2   如果甲方向乙方转让技术或者受乙方委托进行软件或其他技术开发或者向乙方出租设备、资产，则技术转让费、委托开发费用或租金应由双方根据实际情况确定。

If Party A transfers technology to Party B, develops software or other technology as entrusted by Party B, or leases equipment or properties to Party B, the technology transfer price, development fees or rent shall be determined by the Parties based on the actual situations.

Annex D-3

2.1.3   双方同意，上述服务费的支付原则上不应使任何一方当年经营发生困难，为上述目的，且在实现上述原则的限度内，甲方可以同意乙方迟延支付服务费，或经甲方决定，可以书面形式调整本第2.1条下乙方应向甲方支付的服务费的具体金额。

The Parties agree that the payment of the aforementioned service fee shall in principle not cause any Party to suffer difficulty of operation for that year. For the aforementioned purpose and to the extent to carry out the aforementioned principle, Party A may agree that Party B postpones payment of the service fee, or upon Party A’s approval, adjusts the specific amount of the service fee payable by Party B to Party A under this Section 2.1 in writing.

2.1.4   若甲方在本协议存续期内的任何时点基于任何原因依其合理判断决定对服务费的计算和支付方式进行调整，甲方有权提前五(5)天书面通知乙方该等调整，且无需取得乙方的同意。

If Party A at its reasonable discretion decides to adjust the calculation and payment method of the service fee at any time during the term of this Agreement for any reason, Party A is entitled to notify Party B of such adjustment in writing five (5) days in advance, for which Party B’s consent is not required.

3    知识产权和保密条款

Intellectual Property Rights and Confidentiality Clauses

3.1  甲方对履行本协议而产生或创造的任何权利、所有权、权益和所有知识产权包括但不限于著作权、专利权、专利申请权、软件、技术秘密、商业机密及其他（下称“知识产权”）均享有独占的和排他的权利和利益。

Party A shall have exclusive and proprietary rights and interests in all rights, ownership, interests and intellectual properties arising out of or created during the performance of this Agreement, including but not limited to copyrights, patents, patent applications, software, technical secrets, trade secrets and others (the “Intellectual Property Rights”).

3.2  乙方特此向甲方或甲方书面指定的第三方转让乙方拥有的或在本协议期限内取得的任何和所有知识产权。如果根据适用法律法规，乙方知识产权上的任何权利、所有权或权益不能转让给甲方，则乙方特此授予甲方和/或甲方书面指定的第三方一项独家的、免费的、可以转让的、不能撤消的、世界范围的许可（包括多层次的分许可权），许可甲方和/或甲方书面指定的第三方实施该等不可转让的权利、所有权和权益。如果根据适用法律法规，乙方知识产权上的任何权利、所有权或权益不能转让也不能许可给甲方，则乙方特此不可撤销地放弃并同意不向甲方或其任何继承者主张该等不可转让、不可许可的权利、所有权或权益。

Party B hereby assigns to Party A or any third party designated by Party A in writing any and all Intellectual Property Rights held by Party B or obtained by Party B during the term of this Agreement. To the extent any of the rights, titles or interests in and to any Intellectual Property Rights of Party B cannot be assigned by Party B to Party A under applicable laws and regulations, Party B hereby grants to Party A and/or any third party designated by Party A in writing an exclusive, royalty-free, transferable, irrevocable, worldwide license (with rights to sublicense through multiple tiers of sublicensees) to practice such non-assignable rights, titles and interests. To the extent any of the rights, titles and interests in and to the Intellectual Property Rights of Party B can be neither assigned nor licensed by Party B to Party A under applicable laws and regulations, Party B hereby irrevocably waives and agrees never to assert such non-assignable and non-licensable rights, titles and interests against Party A or any of Party A’s successors.

3.3  当根据适用法律法规，任何乙方知识产权上的任何权利、所有权和权益可以转让给甲方或甲方书面指定的第三方时或者本协议期限届满或终止时（以较早者为准），乙方应向甲方或甲方书面指定的第三方转让该等权利、所有权和权益。

Party B shall assign to Party A or any third party designated by Party A in writing any rights, titles and interests in and to any Intellectual Property Rights of Party B when such rights, titles and interests can be assigned to Party A or any third party designated by Party A in writing in accordance with applicable laws and regulations or when this Agreement expires or is terminated, whichever is earlier.

Annex D-4

3.4  乙方须签署所有适当的文件，采取所有适当的行动，递交所有的文件和/或申请，提供所有适当的协助，以及做出所有其他依据甲方的自行决定认为是必要的行为，以实现、保护和/或完善甲方根据第3.1条、3.2条和3.3条享有的权利、所有权和权益。

Party B shall execute all appropriate documents, take all appropriate actions, submit all filings and/or applications, render all appropriate assistance and otherwise conduct whatever is necessary as deemed by Party A in its sole discretion for the purposes of securing, protecting and/or perfecting the rights, titles and interests of Party A in accordance with Sections 3.1, 3.2 and 3.3.

3.5  双方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。双方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三方披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。无论本协议以任何理由终止，惟本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

3.6  双方同意，不论本协议是否变更、解除或终止，本条款将持续有效。

The Parties agree that this Section shall survive changes to, and rescission or termination of, this Agreement.

4    陈述和保证

Representations and Warranties

4.1  甲方陈述和保证如下：

Party A hereby represents and warrants as follows:

4.1.1   甲方是按照中国法律合法注册并有效存续的一家公司。

Party A is a company legally registered and validly existing in accordance with the laws of China.

4.1.2   甲方签署并履行本协议在其公司权力和营业范围中；已采取必要的公司行为和适当授权并取得第三方和政府部门的同意及批准；并不违反对其有约束力或影响的法律和其他的限制。

Party A’s execution and performance of this Agreement is within its corporate capacity and the scope of its business operations; Party A has taken necessary corporate actions and given appropriate authorization and has obtained the consent and approval from third parties and government agencies, and will not violate any restrictions in law or otherwise binding or having an impact on Party A.

4.1.3   本协议构成对其合法、有效、有约束力并依本协议之条款对其强制执行的义务。

This Agreement constitutes Party A’s legal, valid and binding obligations, enforceable in accordance with its terms.

Annex D-5

4.2  乙方陈述和保证如下：

Party B hereby represents and warrants as follows:

4.2.1   乙方是按照中国法律合法注册且有效存续的公司。

Party B is a company legally registered and validly existing in accordance with the laws of China.

4.2.2   乙方签署并履行本协议在其公司权力和营业范围中；已采取必要的公司行为和适当授权并取得第三方或政府的同意和批准；并不违反对其有约束力影响的法律和其他的限制。

Party B’s execution and performance of this Agreement is within its corporate capacity and the scope of its business operations; Party B has taken necessary corporate actions and given appropriate authorization and has obtained the consent and approval from third parties and government agencies, and will not violate any restrictions in law or otherwise binding or having an impact on Party B.

4.2.3   本协议构成对其合法、有效、有约束力并依本协议之条款对其强制执行的义务。

This Agreement constitutes Party B’s legal, valid and binding obligations, and shall be enforceable against it.

5    生效和有效期

Effectiveness and Term

5.1  本协议于文首标明的协议日期签署并同时生效。除非依本协议或双方其他协议的约定而提前终止，本协议有效期为10年，但甲、乙双方自本协议签署后，有权每3个月对本协议的内容做一次审查，以决定是否需要根据当时的情况对本协议作出相应修改和补充。

This Agreement is executed on the date first above written and shall take effect as of such date. Unless earlier terminated in accordance with the provisions of this Agreement or relevant agreements separately executed between the Parties, the term of this Agreement shall be 10 years. After the execution of this Agreement, both Parties are entitled to review this Agreement every 3 months to determine whether to amend or supplement the provisions in this Agreement based on the actual circumstances at that time.

5.2  本合同有效期为10年，有效期满后本合同应连续自动延长3年，除非甲方提前15天通知乙方终止本合同。

The term of this Agreement shall be renewed automatically for successive 3 year terms, unless Party A notifies Party B to terminate this Agreement with 15 days’ prior notice.

6    终止

Termination

6.1  本协议有效期内，除非甲方对乙方有重大过失或存在欺诈行为，乙方不得提前终止本协议。尽管如此，甲方可在任何时候通过提前30天向乙方发出书面通知的方式终止本协议。

During the term of this Agreement, unless Party A commits gross negligence, or a fraudulent act, against Party B, Party B shall not terminate this Agreement prior to its expiration date. Nevertheless, Party A shall have the right to terminate this Agreement upon giving 30 days’ prior written notice to Party B at any time.

6.2  在本协议终止之后，双方在第3、7和8条项下的权利和义务将继续有效。

The rights and obligations of the Parties under Articles 3, 7 and 8 shall survive the termination of this Agreement.

7    适用法律和争议解决

Governing Law and Resolution of Disputes

7.1  本协议的订立、效力、解释、履行、修改和终止以及争议的解决适用中国的法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

Annex D-6

7.2  因解释和履行本协议而发生的任何争议，本协议双方应首先通过友好协商的方式加以解决。如果在一方向另一方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其届时有效的仲裁规则仲裁解决。仲裁应在北京进行，使用之语言为中文。仲裁裁决是终局性的，对双方均有约束力。

In the event of any dispute with respect to the construction and performance of the provisions of this Agreement, the Parties shall negotiate in good faith to resolve the dispute. In the event the Parties fail to reach an agreement on the resolution of such a dispute within 30 days after any Party’s request for resolution of the dispute through negotiations, any Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then-effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used during arbitration shall be Chinese. The arbitration ruling shall be final and binding on both Parties.

7.3  因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议双方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

8    补偿

Indemnification

就甲方根据本协议向乙方提供的咨询和服务内容所产生或引起的针对甲方的诉讼、请求或其他要求而招致的任何损失、损害、责任或费用都应由乙方补偿给甲方，以使甲方不受损害，除非该损失、损害、责任或费用是因甲方的重大过失或故意而产生的。

Party B shall indemnify and hold harmless Party A from any losses, injuries, obligations or expenses caused by any lawsuit, claims or other demands against Party A arising from or caused by the consultations and services provided by Party A to Party B pursuant this Agreement, except where such losses, injuries, obligations or expenses arise from the gross negligence or willful misconduct of Party A.

9    通知

Notices

9.1  本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

9.1.1   通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

9.1.2   通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

10  协议的转让

Assignment

10.1 乙方不得将其在本协议项下的权利与义务转让给第三方，除非事先征得甲方的书面同意。

Without Party A’s prior written consent, Party B shall not assign its rights and obligations under this Agreement to any third party.

Annex D-7

10.2 乙方在此同意，甲方可以在其需要时向其他第三方转让其在本协议项下的权利和义务，并在该等转让发生时甲方仅需向乙方发出书面通知，并且无需再就该等转让征得乙方的同意。

Party B agrees that Party A may assign its obligations and rights under this Agreement to any third party upon a prior written notice to Party B but without the consent of Party B.

11  协议的分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。双方应通过诚意磋商，争取以法律许可以及双方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

12  协议的修改、补充

Amendments and Supplements

双方可以书面协议方式对本协议做出修改和补充。经过双方签署的有关本协议的修改协议和补充协议是本协议组成部分，具有与本协议同等的法律效力。

Any amendments and supplements to this Agreement shall be in writing. The amendment agreements and supplementary agreements that have been signed by the Parties and that relate to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

13  语言和副本

Language and Counterparts

本协议以中文和英文书就，一式二份，甲乙双方各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in both Chinese and English language in two copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

Annex D-8

有鉴于此，双方已使得经其授权的代表于文首所述日期签署了本独家业务合作协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Business Cooperation Agreement as of the date first above written.

甲方:	播思通讯技术(北京）有限公司
Party A:	BORQS Beijing Ltd.
签字：
By:	/s/ Pat Chan
姓名:	陈锡源
Name:	Pat Chan
职务：	法定代表人
Title:	Legal Representative

乙方：	北京大云世纪网络技术有限公司
[Company seal affixed]
Party B:	Beijing Big Cloud Century Network Technology Ltd.
签字：
By:	/s/ Wang Lei
姓名:	王磊
Name:	Wang Lei
职务：	法定代表人
Title:	Legal Representative

Annex D-9

Annex E

借款合同

Loan Contract

本借款合同（下称“本合同”）由以下双方于2016 年10 月18 日（“签署日”）在中国（为本合同之目的不包括香港、澳门、台湾，下称“中国”）北京签署：

This loan contract (hereinafter referred to as the “Contract”) is made and concluded in Beijing, China (excluding Hong Kong, Macau and Taiwan for the purpose of this Contract, hereinafter referred to as “China”) on October 18, 2016 (the “Execution Date”) by and between:

(1)      播思通讯技术（北京）有限公司（下称“甲方”），一家根据中国法律注册成立的外商独资企业，注册地址为北京市海淀区八里庄路62号院1号楼8层943室。

BORQS Beijing Ltd. (hereinafter referred to as “Party A”), a wholly foreign-owned enterprise incorporated under the laws of China, with the registered address at Suite 943, Floor 8, Building 1, Yard 62, Balizhuang Road, Haidian District, Beijing.

(2)      王磊（下称“乙方”），一位中国公民，其身份证号码：_________；

Wang Lei (hereinafter referred to as “Party B”), a holder of Chinese citizen identification card under __________.

甲方和乙方以下各称为“一方”，统称为“双方”。

Party A and Party B hereinafter individually referred to as a “Party” and collectively referred to as the “Parties”.

鉴于:

WHEREAS:

甲方拟向乙方提供一笔无息借款，用于双方约定的合法用途，乙方同意并接受该笔借款。

Party A intends to provide Party B with an interest-free loan for the legal purposes agreed by the Parties, and Party B agrees to and accepts such loan.

经友好协商，双方达成本合同如下，以资信守：

After friendly negotiation, the Parties reach the following Contract:

1.       借款

Loan

1.1  根据本合同之条款，甲方同意向乙方提供一笔等值于人民币5万元的无息借款（下称“借款”）。该笔借款的期限为自本合同签署之日起 10 年，经双方书面同意可以延长。

Party A agrees to provide Party B with an interest-free loan in the aggregated amount of RMB 50,000 (hereinafter referred to as the “Loan”) in accordance with the terms of this Contract. The term of the Loan is 10 years from the Execution Date and may be extended upon mutual agreement by the Parties in writing.

1.2  乙方确认截至本协议签署日已经收到全部借款。

Party B acknowledges that the Loan has been received in full as of the Execution Date.

1.3  乙方承诺该笔借款仅能全部用于双方约定的专门用途，未经甲方事先书面同意，乙方不得擅自挪用。

Party B undertakes that the Loan shall be used exclusively for the special purposes agreed by the Parties, and that Party B shall not appropriate any portion thereof without prior written consent from Party A.

2.       还款

Repayment

2.1     乙方应在借款期届满前，向甲方偿还该笔借款。还款方式由双方另行商议决定。Party B shall repay the Loan to Party A prior to the expiration of the term of the Loan, and the repayment method shall be determined by the Parties through separate negotiations.

Annex E-1

3.       陈述和保证

Representations and Warranties

3.1     在本合同签署日，甲方向乙方做出以下陈述和保证：

As of the Execution Date, Party A makes the following representations and warranties to Party B:

3.1.1 甲方为一家依据中国法律合法设立并有效存续的有限责任公司；

Party A is a limited liability company duly incorporated and validly existing under the laws of China;

3.1.2 甲方有权签署和履行本合同；

Party A has all rights to execute and perform the Contract;

3.1.3 本合同一经签署即构成对甲方合法有效并可依法强制执行的义务。

Upon execution, this Contract shall constitute Party A’s legal, valid and legally enforceable obligation.

3.2     在本合同签署日，乙方向甲方做出以下陈述和保证：

As of the Execution Date, Party B makes the following representations and warranties to Party A:

3.2.1 乙方为中国公民，具有完全的民事权利能力和民事行为能力；

Party B is a Chinese citizen with full capacities for civil rights and civil conducts;

3.2.2 乙方有权签署和履行本合同；

Party B has all rights to execute and perform Contract;

3.2.3 本合同一经签署即构成对乙方合法有效并可依法强制执行的义务。

Upon execution, this Contract shall constitute Party B’s legal, valid and legally enforceable obligation.

4.       违约责任

Liability for Breach

4.1     任何一方违反本合同的约定，使得本合同的全部或部分不能履行，均应承担违约责任，并赔偿对方因此遭受的损失（包括由此产生的诉讼费和律师费）；如双方均违约，则应根据实际情况各自承担相应的责任。

Either Party breaching any provision of this Contract and thus causing all or part of this Contract to be frustrated shall be liable for such breach and indemnify the other Party against any loss arising therefrom, including litigation costs and attorney fees. If both Parties breach this Contract, each Party shall bear its own liability for breach, as appropriate.

5.       通知

Notice

5.1     本合同项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

Any and all notices and other communications required or given hereunder shall be sent to the following address of the addressee by personal delivery, registered mail (postage prepaid) or commercial courier service or facsimile. Each notice shall also be served by e-mail. The date on which such notice is deemed to have been effectively served shall be:

5.1.1 通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以发送之日为有效送达日。

If sent by personal delivery, courier service or registered mail (postage prepaid), the date of delivery.

5.1.2 通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

If sent by facsimile, the date of successful transmission (evidenced by the transmission confirmation message automatically generated).

Annex E-2

6.       保密责任

Confidentiality

双方承认及确定有关本合同、本合同内容，以及彼此就准备或履行本合同而交换的任何口头或书面资料均被视为保密信息。双方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本合同所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本合同承担违约责任。无论本合同以任何理由终止，惟本条款仍然生效。

The Parties acknowledge and confirm that any oral or written information relating to this Contract and its contents, or exchanged between the Parties in connection with the preparation or performance of this Contract shall be considered as Confidential Information. And the Parties shall keep confidential all such information and, without prior written consent from the other Party, neither Party may disclose to any third party any Confidential Information, except any information: (a) that the public knows or will know (not due to the disclosure by the receiving Party to the public without consent from the other Party); (b) required to be disclosed in accordance with applicable laws and regulations, stock trading rules, or any order of a government department or court; or (c) required to be disclosed by either Party to its shareholders, investors, legal or financial advisors in relation to the transactions described herein, with a confidentiality obligation similar to that described in this provision to be born by such shareholders, investors, legal or financial advisors. A leakage (if any) made by any personnel of or any entity employed by either Party shall be deemed as a leakage by such Party, and such Party shall be liable for such leakage in accordance with this Contact. This provision shall survive any termination, for whatever reason, of this Contract.

7.       适用法律及争议解决

Applicable Law and Dispute Resolution

7.1     本合同的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The conclusion, validity, interpretation, performance, modification and termination of this Contract and the resolution of disputes shall be governed by the laws of China.

7.2     因解释和履行本合同而发生的任何争议，本合同双方应首先通过友好协商的方式加以解决。如果在一方向另一方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该仲裁委员会按照其届时有效的仲裁规则仲裁解决。仲裁地点在北京，使用之语言为中文。仲裁裁决是终局性的，对双方均有约束力。

Any dispute arising from the interpretation and performance of this Contract shall be firstly resolved by the Parties hereto through friendly negotiation. If such dispute fails to be resolved within thirty (30) days after a Party gives the other Party a written notice requesting resolution through negotiation, either Party may submit such dispute to the China International Economic and Trade Arbitration Commission (CIETAC) for arbitration by CIETAC in accordance with its arbitration rules then in effect in Beijing in Chinese. The arbitral award shall be final and binding on both Parties.

7.3     因解释和履行本合同而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本合同双方仍应继续行使各自在本合同项下的其他权利并履行各自在本合同项下的其他义务。

In the event that any dispute arises from the interpretation and performance of this Contract or any dispute is under arbitration, the Parties shall continue to exercise their respective rights hereunder and perform their respective obligations hereunder, except those involved in such dispute.

8.       其他

Miscellaneous

8.1     本合同自双方签署之日起生效，至双方履行完其各自在本合同项下规定的义务之日失效。

This Contract shall become effective upon signature by both Parties and remain valid until both Parties’ full performance of their respective obligations hereunder.

Annex E-3

8.2     本合同以中文书就，一式两份，甲方和乙方各持一份，具有同等效力。

This Contract shall be written in Chinese and made in duplicate with the same legal effect, with each of Party A and Party B holding one.

8.3     本合同双方可以通过书面协议方式对本合同进行修改和补充。本合同双方关于本合同的修改协议和/或补充协议是本合同不可分割的组成部分，具有与本合同同等的法律效力。

The Parties may make modification or supplement to this Contract through written agreement. Any modification or supplement so made by the Parties to this Contract shall be an integral part hereof and shall have the same legal effect as this Contract.

8.4     如果本合同有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本合同其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。双方应通过诚意磋商，争取以法律许可以及双方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

If any one or more provisions hereof are held to be invalid, illegal or unenforceable in any respect under any law or regulation, the validity, legality or enforceability of the remaining provisions of this Contract shall not be then affected or damaged in any way. The Parties shall, by negotiating in good faith, seek to replace such invalid, illegal or unenforceable provisions with the provisions which are valid to the maximum extent permitted by law and expected by the Parties and generate as similar as possible to the economic effects of such invalid, illegal or unenforceable provisions.

Annex E-4

有鉴于此，双方已使得经其授权的代表于文首所述日期签署了本借款合同并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused this loan contract to be executed by their authorized representatives on the date first above written.

甲方：播思通讯技术（北京）有限公司

Party A: BORQS Beijing Ltd.

签署：
Signature:	/s/ Pat Chan
姓名：	陈锡源
Name:	Pat Chan
职位：	法定代表人
Title:	Legal Representative

乙方：王磊
Party B:	Wang Lei

签署：
Signature:	/s/ Wang Lei

Annex E-5

借款合同

Loan Contract

本借款合同（下称“本合同”）由以下双方于2016 年10 月18 日（“签署日”）在中国（为本合同之目的不包括香港、澳门、台湾，下称“中国”）北京签署：

This loan contract (hereinafter referred to as the “Contract”) is made and concluded in Beijing, China (excluding Hong Kong, Macau and Taiwan for the purpose of this Contract, hereinafter referred to as “China”) on October 18, 2016 (the “Execution Date”) by and between:

(1)  播思通讯技术（北京）有限公司（下称“甲方”），一家根据中国法律注册成立的外商独资企业，注册地址为北京市海淀区八里庄路62号院1号楼8层943室。

BORQS Beijing Ltd. (hereinafter referred to as “Party A”), a wholly foreign-owned enterprise incorporated under the laws of China, with the registered address at Suite 943, Floor 8, Building 1, Yard 62, Balizhuang Road, Haidian District, Beijing.

(2)  王暾（下称“乙方”），一位中国公民，其身份证号码：______________；

Wang Tun (hereinafter referred to as “Party B”), a holder of Chinese citizen identification card under ____________.

甲方和乙方以下各称为“一方”，统称为“双方”。

Party A and Party B hereinafter individually referred to as a “Party” and collectively referred to as the “Parties”.

鉴于:

WHEREAS:

甲方拟向乙方提供一笔无息借款，用于双方约定的合法用途，乙方同意并接受该笔借款。

Party A intends to provide Party B with an interest-free loan for the legal purposes agreed by the Parties, and Party B agrees to and accepts such loan.

经友好协商，双方达成本合同如下，以资信守：

After friendly negotiation, the Parties reach the following Contract:

1.   借款

Loan

1.1     根据本合同之条款，甲方同意向乙方提供一笔等值于人民币5万元的无息借款（下称“借款”）。该笔借款的期限为自本合同签署之日起 10 年，经双方书面同意可以延长。

Party A agrees to provide Party B with an interest-free loan in the aggregated amount of RMB 50,000 (hereinafter referred to as the “Loan”) in accordance with the terms of this Contract. The term of the Loan is 10 years from the Execution Date and may be extended upon mutual agreement by the Parties in writing.

1.2  乙方确认截至本协议签署日已经收到全部借款。

Party B acknowledges that the Loan has been received in full as of the Execution Date.

1.3  乙方承诺该笔借款仅能全部用于双方约定的专门用途，未经甲方事先书面同意，乙方不得擅自挪用。

Party B undertakes that the Loan shall be used exclusively for the special purposes agreed by the Parties, and that Party B shall not appropriate any portion thereof without prior written consent from Party A.

2.   还款

Repayment

2.1  乙方应在借款期届满前，向甲方偿还该笔借款。还款方式由双方另行商议决定。Party B shall repay the Loan to Party A prior to the expiration of the term of the Loan, and the repayment method shall be determined by the Parties through separate negotiations.

Annex E-6

3.       陈述和保证

Representations and Warranties

3.1     在本合同签署日，甲方向乙方做出以下陈述和保证：

As of the Execution Date, Party A makes the following representations and warranties to Party B:

3.1.1 甲方为一家依据中国法律合法设立并有效存续的有限责任公司；

Party A is a limited liability company duly incorporated and validly existing under the laws of China;

3.1.2 甲方有权签署和履行本合同；

Party A has all rights to execute and perform the Contract;

3.1.3. 本合同一经签署即构成对甲方合法有效并可依法强制执行的义务。

Upon execution, this Contract shall constitute Party A’s legal, valid and legally enforceable obligation.

3.2     在本合同签署日，乙方向甲方做出以下陈述和保证：

As of the Execution Date, Party B makes the following representations and warranties to Party A:

3.2.1 乙方为中国公民，具有完全的民事权利能力和民事行为能力；

Party B is a Chinese citizen with full capacities for civil rights and civil conducts;

3.2.2 乙方有权签署和履行本合同；

Party B has all rights to execute and perform Contract;

3.2.3 本合同一经签署即构成对乙方合法有效并可依法强制执行的义务。

Upon execution, this Contract shall constitute Party B’s legal, valid and legally enforceable obligation.

4.       违约责任

Liability for Breach

4.1     任何一方违反本合同的约定，使得本合同的全部或部分不能履行，均应承担违约责任，并赔偿对方因此遭受的损失（包括由此产生的诉讼费和律师费）；如双方均违约，则应根据实际情况各自承担相应的责任。

Either Party breaching any provision of this Contract and thus causing all or part of this Contract to be frustrated shall be liable for such breach and indemnify the other Party against any loss arising therefrom, including litigation costs and attorney fees. If both Parties breach this Contract, each Party shall bear its own liability for breach, as appropriate.

5.       通知

Notice

5.1     本合同项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

Any and all notices and other communications required or given hereunder shall be sent to the following address of the addressee by personal delivery, registered mail (postage prepaid) or commercial courier service or facsimile. Each notice shall also be served by e-mail. The date on which such notice is deemed to have been effectively served shall be:

5.1.1 通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以发送之日为有效送达日。

If sent by personal delivery, courier service or registered mail (postage prepaid), the date of delivery.

5.1.2 通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

If sent by facsimile, the date of successful transmission (evidenced by the transmission confirmation message automatically generated).

Annex E-7

6.       保密责任

Confidentiality

双方承认及确定有关本合同、本合同内容，以及彼此就准备或履行本合同而交换的任何口头或书面资料均被视为保密信息。双方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本合同所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本合同承担违约责任。无论本合同以任何理由终止，惟本条款仍然生效。

The Parties acknowledge and confirm that any oral or written information relating to this Contract and its contents, or exchanged between the Parties in connection with the preparation or performance of this Contract shall be considered as Confidential Information. And the Parties shall keep confidential all such information and, without prior written consent from the other Party, neither Party may disclose to any third party any Confidential Information, except any information: (a) that the public knows or will know (not due to the disclosure by the receiving Party to the public without consent from the other Party); (b) required to be disclosed in accordance with applicable laws and regulations, stock trading rules, or any order of a government department or court; or (c) required to be disclosed by either Party to its shareholders, investors, legal or financial advisors in relation to the transactions described herein, with a confidentiality obligation similar to that described in this provision to be born by such shareholders, investors, legal or financial advisors. A leakage (if any) made by any personnel of or any entity employed by either Party shall be deemed as a leakage by such Party, and such Party shall be liable for such leakage in accordance with this Contact. This provision shall survive any termination, for whatever reason, of this Contract.

7.       适用法律及争议解决

Applicable Law and Dispute Resolution

7.1     本合同的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The conclusion, validity, interpretation, performance, modification and termination of this Contract and the resolution of disputes shall be governed by the laws of China.

7.2     因解释和履行本合同而发生的任何争议，本合同双方应首先通过友好协商的方式加以解决。如果在一方向另一方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该仲裁委员会按照其届时有效的仲裁规则仲裁解决。仲裁地点在北京，使用之语言为中文。仲裁裁决是终局性的，对双方均有约束力。

Any dispute arising from the interpretation and performance of this Contract shall be firstly resolved by the Parties hereto through friendly negotiation. If such dispute fails to be resolved within thirty (30) days after a Party gives the other Party a written notice requesting resolution through negotiation, either Party may submit such dispute to the China International Economic and Trade Arbitration Commission (CIETAC) for arbitration by CIETAC in accordance with its arbitration rules then in effect in Beijing in Chinese. The arbitral award shall be final and binding on both Parties.

7.3     因解释和履行本合同而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本合同双方仍应继续行使各自在本合同项下的其他权利并履行各自在本合同项下的其他义务。

In the event that any dispute arises from the interpretation and performance of this Contract or any dispute is under arbitration, the Parties shall continue to exercise their respective rights hereunder and perform their respective obligations hereunder, except those involved in such dispute.

8.       其他

Miscellaneous

8.1     本合同自双方签署之日起生效，至双方履行完其各自在本合同项下规定的义务之日失效。

This Contract shall become effective upon signature by both Parties and remain valid until both Parties’ full performance of their respective obligations hereunder.

Annex E-8

8.2     本合同以中文书就，一式两份，甲方和乙方各持一份，具有同等效力。

This Contract shall be written in Chinese and made in duplicate with the same legal effect, with each of Party A and Party B holding one.

8.3     本合同双方可以通过书面协议方式对本合同进行修改和补充。本合同双方关于本合同的修改协议和/或补充协议是本合同不可分割的组成部分，具有与本合同同等的法律效力。

The Parties may make modification or supplement to this Contract through written agreement. Any modification or supplement so made by the Parties to this Contract shall be an integral part hereof and shall have the same legal effect as this Contract.

8.4     如果本合同有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本合同其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。双方应通过诚意磋商，争取以法律许可以及双方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

If any one or more provisions hereof are held to be invalid, illegal or unenforceable in any respect under any law or regulation, the validity, legality or enforceability of the remaining provisions of this Contract shall not be then affected or damaged in any way. The Parties shall, by negotiating in good faith, seek to replace such invalid, illegal or unenforceable provisions with the provisions which are valid to the maximum extent permitted by law and expected by the Parties and generate as similar as possible to the economic effects of such invalid, illegal or unenforceable provisions.

Annex E-9

有鉴于此，双方已使得经其授权的代表于文首所述日期签署了本借款合同并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused this loan contract to be executed by their authorized representatives on the date first above written.

甲方：播思通讯技术（北京）有限公司

Party A: BORQS Beijing Ltd.

签署：
Signature:	/s/ Pat Chan
姓名：	陈锡源
Name:	Pat Chan
职位：	法定代表人
Title:	Legal Representative

乙方：王暾

Party B: Wang Tun

签署：
Signature:	/s/ Wang Tun

Annex E-10

ANNEX F

独家购买权合同

Exclusive Option Agreement

本独家购买权合同(下称“本合同”)由以下各方于2016年10月18日在中国北京签订：

This Exclusive Option Agreement (this “Agreement”) is executed by and among the Parties below as of October 18, 2016 in Beijing, China:

甲方：    播思通讯技术（北京）有限公司（下称“质权人”），一家依照中国法律设立和存在的外商独资公司，地址为北京市海淀区八里庄路62号院1号楼8层943室

Party A:     BORQS Beijing Ltd. (hereinafter the “Pledgee”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room 943, 8th Floor, Building 1, No.62 Balizhuang Road, Haidian District, Beijing, China.

乙方：        王磊（下称“出质人”），一位中国公民，其身份证号码：_______；及

Party B:     Wang Lei (hereinafter the “Pledgor”), a Chinese citizen with Chinese Identification No.: _______; and

丙方：        北京大云世纪网络技术有限公司，一家依据中国法律设立和存在的有限公司,地址

北京市朝阳区霄云里8号楼302内033

Party C:     Beijing Big Cloud Century Network Technology Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Xiaoyun Li Building No. 8 302, 033, Chaoyang District, Beijing.

在本合同中，甲方、乙方和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Party A, Party B and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

乙方系丙方股东并持有丙方一定比例的股权权益；

Party B is a shareholder of Party C and holds certain percentage of the equity interest in Party C;

现各方协商一致，达成如下协议：

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.       股权买卖

Sale and Purchase of Equity Interest

1.1     授予权利

Option Granted

鉴于甲方向乙方支付了人民币10元作为对价，且乙方确认收到并认为该对价足够，乙方在此不可撤销地授予甲方在中国法律允许的前提下，按照甲方自行决定的行使步骤，并按照本合同第1.3条所述的价格，随时一次或多次从乙方购买或指定一人或多人(“被指定人”)从乙方购买其所持有的丙方的全部或部分股权（无论乙方出资额或持股比例将来是否发生变化）的一项不可撤销的专有权(“股权购买权”)。除甲方和被指定人外，任何第三人均不得享有股权购买权或其他与乙方股权有关的权利。丙方特此同意乙方向甲方授予股权购买权。本款及本合同所规定的“人”指个人、公司、合营企业、合伙、企业、信托或非公司组织。

In consideration of the payment of RMB10.00 by Party A, the receipt and adequacy of which is hereby acknowledged by Party B, Party B hereby irrevocably grants Party A an irrevocable and exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase the equity interests in Party C then held by Party B (regardless whether Party B’s capital contribution and/or percentage of shareholding is changed or not in the future) once or at multiple times at any time in part or in whole at Party A’s sole and absolute discretion to the extent permitted by Chinese laws and at the price described in Section 1.3

Annex F-1

herein (such right being the “Equity Interest Purchase Option”). Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Party B. Party C hereby agrees to the grant by Party B of the Equity Interest Purchase Option to Party A. The term “person” as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or non-corporate organizations.

1.2     行使步骤

Steps for Exercise of Equity Interest Purchase Option

甲方行使其股权购买权以符合中国法律和法规的规定为前提。甲方行使股权购买权时，应向乙方发出书面通知(“股权购买通知”)，股权购买通知应载明以下事项：(a)甲方关于行使股权购买权的决定；(b)甲方拟从乙方购买的股权份额(“被购买的股权”)；和(c)被购买的股权的买入日期。

Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to Party B (the “Equity Interest Purchase Option Notice”), specifying: (a) Party A’s decision to exercise the Equity Interest Purchase Option; (b) the portion of equity interests to be purchased from Party B (the “Optioned Interests”); and (c) the date for purchasing the Optioned Interests.

1.3     股权买价

Equity Interest Purchase Price

被购买的股权的买价(“股权买价”)应为人民币10元。如有中国有关法律要求对股权进行评估或者对其转让价格有另外规定，则转让价格应是有关中国法律允许的最低价格, 如果股权买价高于人民币10元，在不违反届时的中国法律法规的前提下，乙方将向甲方退还超额部分或甲方有权在支付股权买价时直接扣减超额部分。

The purchase price of the Optioned Interests (the “Equity Interest Purchase Price”) shall be RMB10.00. If an appraisal is required by the laws of China applicable to the Equity Interest Purchase Option when exercised by Party A, the Equity Interest Purchase Price shall equal the minimum purchase price required under the applicable laws of China. To the extent permitted under the applicable laws of China, the Equity Interest Purchase Price in excess of RMB 10 shall be refunded by Party A to Party B or Party B may deduct the excess amount upon payment of consideration.

1.4     转让被购买股权

Transfer of Optioned Interests

甲方每次行使股权购买权时：

For each exercise of the Equity Interest Purchase Option:

1.4.1      乙方应责成丙方及时召开股东会会议，在该会议上，应通过批准乙方向甲方和/或被指定人转让被购买的股权的决议；

Party B shall cause Party C to promptly convene a shareholders meeting, at which a resolution shall be adopted approving Party B’s transfer of the Optioned Interests to Party A and/or the Designee(s);

1.4.2      乙方应与甲方和/或(在适用的情况下)被指定人按照本合同及股权购买通知的规定，为每次转让签订股权转让合同；

Party B shall execute a share transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests;

1.4.3      有关方应签署所有其他所需合同、协议或文件，取得全部所需的政府批准和同意，并采取所有所需行动，在不附带任何担保权益的情况下，将被购买的股权的有效所有权转移给甲方和/或被指定人并使甲方和/或被指定人成为被购买的股权的登记在册所有人。为本款及本合同的目的，“担保权益”包括担保、抵押、第三方权利或权益，任何购股权、收购权、优先购买权、抵销权、所有权扣留或其他担保安排等；但为了明确起见，不包括在本合同、乙方股权质押合同项下产生的任何担保权益。本款及本合同所规定的“乙

Annex F-2

方股权质押合同”指甲方、乙方和丙方签订的股权质押合同，根据股权质押合同，乙方为担保丙方能履行丙方与甲方签订的独家业务合作协议项下的义务，而向甲方质押其在丙方的全部乙方股权。

The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests. For the purpose of this Section and this Agreement, “security interests” shall include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement and Party B’s Share Pledge Agreement. “Party B’s Share Pledge Agreement” as used in this Section and this Agreement shall refer to the Share Pledge Agreement executed by and among Party A, Party B and Party C, whereby Party B pledges all of its equity interests in Party C to Party A, in order to guarantee Party C’s performance of its obligations under the Exclusive Business Corporation Agreement executed by and between Party C and Party A.

2.      承诺

Covenants

2.1     有关丙方的承诺

Covenants regarding Party C

乙方（作为丙方的股东）和丙方在此承诺：

Party B (as a shareholder of Party C) and Party C hereby covenant as follows:

2.1.1      未经甲方的事先书面同意，不以任何形式补充、更改或修改丙方公司章程文件，增加或减少其注册资本，或以其他方式改变其注册资本结构；

Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association and bylaws of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2      按照良好的财务和商业标准及惯例，保持其公司的存续，审慎地及有效地经营其业务和处理事务；

They shall maintain Party C’s corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs;

2.1.3      未经甲方的事先书面同意，不在本合同签署之日起的任何时间出售、转让、抵押或以其他方式处置丙方的任何资产、业务或收入的合法或受益权益，或允许在其上设置任何其他担保权益；

Without the prior written consent of Party A, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any assets of Party C or legal or beneficial interest in the business or revenues of Party C, or allow the encumbrance thereon of any security interest;

2.1.4      未经甲方的事先书面同意，不发生、继承、保证或容许存在任何债务，但(i)正常或日常业务过程中产生而不是通过借款方式产生的债务；和(ii)已向甲方披露和得到甲方书面同意的债务除外；

Without the prior written consent of Party A, they shall not incur, inherit, guarantee or suffer the existence of any debt, except for (i) debts incurred in the ordinary course of business other than through loans; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

2.1.5      一直在正常业务过程中经营所有业务，以保持丙方的资产价值，不进行任何足以影响其经营状况和资产价值的作为/不作为；

They shall always operate all of Party C’s businesses during the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may affect Party C’s operating status and asset value;

Annex F-3

2.1.6      未经甲方的事先书面同意，不得让丙方签订任何重大合同，但在正常业务过程中签订的合同除外(就本段而言，如果一份合同的价值超过人民币10万元，即被视为重大合同)；

Without the prior written consent of Party A, they shall not cause Party C to execute any major contract, except the contracts in the ordinary course of business (for purpose of this subsection, a contract with a value exceeding RMB 100,000 shall be deemed a major contract);

2.1.7      未经甲方的事先书面同意，丙方不得向任何人提供贷款或信贷；

Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit;

2.1.8      应甲方要求，向其提供所有关于丙方的营运和财务状况的资料；

They shall provide Party A with information on Party C’s business operations and financial condition at Party A’s request;

2.1.9      如甲方提出要求，丙方应从甲方接受的保险公司处购买和持有有关其资产和业务的保险，该保险的金额和险种应与经营类似业务的公司一致；

If requested by Party A, they shall procure and maintain insurance in respect of Party C’s assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10    未经甲方的事先书面同意，丙方不得与任何人合并或联合，或对任何人进行收购或投资；

Without the prior written consent of Party A, they shall not cause or permit Party C to merge, consolidate with, acquire or invest in any person;

2.1.11    将发生的或可能发生的与丙方资产、业务或收入有关的诉讼、仲裁或行政程序立即通知甲方；

They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C’s assets, business or revenue;

2.1.12    为保持丙方对其全部资产的所有权，签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的控告或对所有索偿进行必要和适当的抗辩；

To maintain the ownership by Party C of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.1.13    未经甲方事先书面同意，不得以任何形式派发股息予各股东，但一经甲方要求，丙方应立即将其所有可分配利润全部立即分配给其各股东；及

Without the prior written consent of Party A, they shall ensure that Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A’s written request, Party C shall immediately distribute all distributable profits to its shareholders; and

2.1.14   根据甲方的要求，委任由其指定的任何人士出任丙方的执行董事。

At the request of Party A, they shall appoint any persons designated by Party A as the executive director of Party C.

2.2     乙方和丙方的承诺

Covenants of Party B and Party C

乙方承诺：

Party B hereby covenants as follows:

2.2.1      未经甲方的事先书面同意，不出售、转让、抵押或以其他方式处置其拥有的丙方的股权的合法或受益权益，或允许在其上设置任何其他担保权益，但根据乙方股权质押合同在该股权上设置的质押则除外；

Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the pledge placed on these equity interests in accordance with Party B’s Share Pledge Agreement;

Annex F-4

2.2.2      促使丙方股东会和/或执行董事不批准在未经甲方的事先书面同意的情况下，出售、转让、抵押或以其他方式处置任何乙方持有之丙方的股权的合法权益或受益权，或允许在其上设置任何其他担保权益，但批准根据乙方股权质押合同在乙方股权上设置的质押则除外；

Party B shall cause the shareholders’ meeting and/or the executive director of Party C not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, without the prior written consent of Party A, except for the pledge placed on these equity interests in accordance with Party B’s Share Pledge Agreement;

2.2.3      未经甲方的事先书面同意的情况下，对于丙方与任何人合并或联合，或对任何人进行收购或投资，乙方将促成丙方股东会或执行董事不予批准；

Party B shall cause the shareholders’ meeting or the executive director of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person, without the prior written consent of Party A;

2.2.4      将发生的或可能发生的任何关于其所拥有的股权的诉讼、仲裁或行政程序立即通知甲方；

Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Party B;

2.2.5      促使丙方股东会或执行董事表决赞成本合同规定的被购买的股权的转让并应甲方之要求采取其他任何行动；

Party B shall cause the shareholders’ meeting or the executive director of Party C to vote their approval of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.6      为保持其对股权的所有权，签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的控告或对所有索偿进行必要和适当的抗辩；

To the extent necessary to maintain Party B’s ownership in Party C, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.2.7      应甲方的要求，委任由其指定的任何人士出任丙方的执行董事；

Party B shall appoint any designee of Party A as the executive director of Party C, at the request of Party A;

2.2.8      经甲方随时要求，应向其指定的代表在任何时间无条件地根据本合同的股权购买权立即转让其股权，并放弃其对另一现有股东进行上述股权转让所享有的优先购买权（如有的话）；和

At the request of Party A at any time, Party B shall promptly and unconditionally transfer its equity interests in Party C to Party A’s Designee(s) in accordance with the Equity Interest Purchase Option under this Agreement, and Party B hereby waives its right of first refusal (if any) to the share transfer by the other existing shareholder of Party C (if any); and

2.2.9      严格遵守本合同及乙方、丙方与甲方共同或分别签订的其他合同的各项规定，切实履行该等合同项下的各项义务，并不进行任何足以影响该等合同的有效性和可执行性的作为/不作为。如果乙方对于本合同项下或乙方股权质押合同下或对甲方的授权委托书中的股权，还留存有任何权利，除非甲方书面指示，否则乙方仍不得行使该权利。

Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. To the extent that Party B has any remaining rights with respect to the equity interests subject to this Agreement hereunder or under Party B’s Share Pledge Agreement or under the Power of Attorney granted in favor of Party A, Party B shall not exercise such rights except in accordance with the written instructions of Party A.

Annex F-5

3.      陈述和保证

Representations and Warranties

乙方和丙方特此在本合同签署之日和每一个转让日向甲方共同及分别陈述和保证如下：

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of transfer of the Optioned Interests, that:

3.1     其具有签订和交付本合同和其为一方的、根据本合同为每一次转让被购买的股权而签订的任何股权转让合同(各称为“转让合同”)，并履行其在本合同和任何转让合同项下的义务的权力和能力。乙方和丙方同意在甲方行使购买权时，他们将签署与本合同条款一致的转让合同。本合同和其是一方的各转让合同一旦签署后，构成或将对其构成合法、有效及具有约束力的义务并可按照其条款对其强制执行；

They have the authority to execute and deliver this Agreement and any share transfer contracts to which they are a party concerning the Optioned Interests to be transferred thereunder (each, a “Transfer Contracts”), and to perform their obligations under this Agreement and any Transfer Contracts. Party B and Party C agree to enter into Transfer Contracts consistent with the terms of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option. This Agreement and the Transfer Contracts to which they are a party constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2     无论是本合同或任何转让合同的签署和交付还是其在本合同或任何转让合同项下的义务的履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件；

The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.3     乙方对其在丙方拥有的股权拥有良好和可出售的所有权，除乙方股权质押合同外，乙方在上述股权上没有设置任何担保权益；

Party B has a good and merchantable title to the equity interests in Party C he holds. Except for Party B’s Share Pledge Agreement, Party B has not placed any security interest on such equity interests;

3.4     丙方对所有资产拥有良好和可出售的所有权，丙方在上述资产上没有设置任何担保权益；

Party C has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets;

3.5     丙方没有任何未偿还债务，除(i)在其正常的业务过程中发生的债务，及(ii)已向甲方披露及经甲方书面同意债务除外；

Party C does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

3.6     丙方遵守适用于资产的收购的所有法律和法规；和

Party C has complied with all laws and regulations of China applicable to asset acquisitions; and

3.7     目前没有悬而未决的或构成威胁的与股权、丙方资产有关的或与丙方有关的诉讼、仲裁或行政程序。

There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.

Annex F-6

4.      期限

Term

4.1     本合同于各方签署本合同之日生效，有效期至2024年[6]月[27]日。

This Agreement shall become effective upon the date hereof, and expire on 27th June, 2021.

4.2     本合同有效期为10年，有效期满后本合同应连续自动延长3年，除非甲方提前15天通知乙方和丙方终止本合同。

The term of this Agreement shall be 10 years and shall be renewed automatically for successive 3 year terms, unless Party A notifies Party B and Party C to terminate this Agreement with 15 days’ prior notice.

5.      适用法律与争议解决

Governing Law and Resolution of Disputes

5.1     适用法律

Governing law

本合同的订立、效力、解释、履行、修改和终止以及争议解决均适用中国正式公布并可公开得到的法律。对中国正式公布并可公开得到的法律没有规定的事项，将适用国际法律原则和惯例。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

5.2     争议的解决方法

Methods of Resolution of Disputes

因解释和履行本合同而发生的任何争议，本合同各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其届时有效的仲裁规则仲裁解决。仲裁应在北京进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

6.      税款、费用

Taxes and Fees

每一方应承担根据中国法律因准备和签署本合同和各转让合同以及完成本合同和各转让合同拟定的交易而由该方发生的或对其征收的任何和全部的转让和注册的税、花费和费用。

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

7.      通知

Notices

7.1     本合同项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by

Annex F-7

facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1   通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

7.1.2   通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

8.      保密责任

Confidentiality

各方承认及确定彼此就有关本合同而交换的任何口头或书面资料均属机密资料。各方应当对所有该等资料予以保密，而在未得其他方书面同意前，不得向任何第三者披露任何有关资料，惟下列情况除外：(a)公众人士知悉或将会知悉该等资料(并非由接受资料之一方擅自向公众披露)；(b)适用法律法规或股票交易的规则或规例所需披露之资料；或(c)由任何一方就本合同所述交易而需向其法律或财务顾问披露之资料而该法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本合同承担违约责任。无论本合同以任何理由终止，本条款仍然生效。

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. Each Party shall maintain the confidentiality of all such information, and without obtaining the written consent of other Parties, it shall not disclose any relevant information to any third parties, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

9.      进一步保证

Further Warranties

各方同意迅速签署为执行本合同的各项规定和目的而合理需要的或对其有利的文件，以及为执行本合同的各项规定和目的而采取合理需要的或对其有利的进一步行动。

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

10.   其他

Miscellaneous

10.1  修订、修改与补充

Amendment, change and supplement

对本合同作出修订、修改与补充，必须经每一方签署书面协议。

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

Annex F-8

10.2  完整合同

Entire agreement

除了在本合同签署后所作出的书面修订、补充或修改以外，本合同构成本合同各方就本合同标的物所达成的完整合同，取代在此之前就本合同标的物所达成的所有口头或书面的协商、陈述和合同。

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supercede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

10.3  标题

Headings

本合同的标题仅为方便阅读而设，不应被用来解释、说明或在其他方面影响本合同各项规定的含义。

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

10.4  语言

Language

本合同以中文和英文书就，一式三份，甲乙丙三方各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in both Chinese and English language in three copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

10.5  可分割性

Severability

如果本合同有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本合同其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

10.6  继任者

Successors

本合同对各方各自的继任者和各方所允许的受让方应具有约束力并对其有利。

This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

10.7  继续有效

Survival

10.7.1    合同期满或提前终止前因本合同而发生的或到期的任何义务在本合同期满或提前终止后继续有效。

Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

Annex F-9

10.7.2  本合同第5、7、8条和本第10.7条的规定在本合同终止后继续有效。

The provisions of Sections 5, 7, 8 and this Section 10.7 shall survive the termination of this Agreement.

10.8  弃权

Waivers

任何一方可以对本合同的条款和条件作出弃权，但必须经书面作出并经各方签字。一方在某种情况下就其他方的违约所作的弃权不应被视为该方在其他情况下就类似的违约已经对其他方作出弃权。

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

Annex F-10

有鉴于此，各方已自行或使得其各自授权代表于文首所载日期签署本独家购买权合同。

IN WITNESS WHEREOF, the Parties have executed, or caused their respective duly authorized representatives to execute, this Exclusive Option Agreement as of the date first above written.

甲方：	播思通讯技术(北京）有限公司
[Company seal affixed]
Party A:	BORQS Beijing Ltd.
签字：
By:	/s/ Pat Chan
姓名:	陈锡源
Name:	Pat Chan
职务：	法定代表人
Title:	Legal Representative

乙方：	王磊
Party B:	Wang Lei
签署：
By:	/s/ Wang Lei
丙方：	北京大云世纪网络技术有限公司
[Company seal affixed]
Party C:	Beijing Big Cloud Century Network Technology Ltd.
签字：
By:	/s/ Wang Lei
姓名：	王磊
Name:	Wang Lei
职位：	法定代表人
Title:	Legal Representative

Annex F-11

独家购买权合同

Exclusive Option Agreement

本独家购买权合同(下称“本合同”)由以下各方于2016年10月18日在中国北京签订：

This Exclusive Option Agreement (this “Agreement”) is executed by and among the Parties below as of October 18, 2016 in Beijing, China:

甲方：    播思通讯技术（北京）有限公司（下称“质权人”），一家依照中国法律设立和存在的外商独资公司，地址为北京市海淀区八里庄路62号院1号楼8层943室

Party A:     BORQS Beijing Ltd. (hereinafter the “Pledgee”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room 943 ,8th Floor, Building 1,No.62 Balizhuang Road, Haidian District, Beijing, China.

乙方：    王暾（下称“出质人”），一位中国公民，其身份证号码：_______________；及

Party B:     Wang Tun (hereinafter the “Pledgor”), a Chinese citizen with Chinese Identification No.: ______________; and

丙方：        北京大云世纪网络技术有限公司，一家依据中国法律设立和存在的有限公司,地址 北京市朝阳区霄云里8号楼302内033

Party C:     Beijing Big Cloud Century Network Technology Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Xiaoyun Li Building No. 8 302, 033, Chaoyang District, Beijing.

在本合同中，甲方、乙方和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Party A, Party B and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

乙方系丙方股东并持有丙方一定比例的股权权益；

Party B is a shareholder of Party C and holds certain percentage of the equity interest in Party C;

现各方协商一致，达成如下协议：

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.    股权买卖

Sale and Purchase of Equity Interest

1.1  授予权利

Option Granted

鉴于甲方向乙方支付了人民币10元作为对价，且乙方确认收到并认为该对价足够，乙方在此不可撤销地授予甲方在中国法律允许的前提下，按照甲方自行决定的行使步骤，并按照本合同第1.3条所述的价格，随时一次或多次从乙方购买或指定一人或多人(“被指定人”)从乙方购买其所持有的丙方的全部或部分股权（无论乙方出资额或持股比例将来是否发生变化）的一项不可撤销的专有权(“股权购买权”)。除甲方和被指定人外，任何第三人均不得享有股权购买权或其他与乙方股权有关的权利。丙方特此同意乙方向甲方授予股权购买权。本款及本合同所规定的“人”指个人、公司、合营企业、合伙、企业、信托或非公司组织。

In consideration of the payment of RMB10.00 by Party A, the receipt and adequacy of which is hereby acknowledged by Party B, Party B hereby irrevocably grants Party A an irrevocable and exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase the equity interests in Party C then held by Party B (regardless whether Party B’s capital contribution and/or percentage of shareholding is changed or not in the future) once or at multiple times at any time in part or in whole at Party A’s sole and absolute discretion to the extent permitted by Chinese laws and at the price described in Section 1.3 herein (such right being the “Equity Interest Purchase Option”). Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Party B. Party C hereby agrees to the grant by Party B of the Equity Interest Purchase

Annex F-12

Option to Party A. The term “person” as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or non-corporate organizations.

1.2  行使步骤

Steps for Exercise of Equity Interest Purchase Option

甲方行使其股权购买权以符合中国法律和法规的规定为前提。甲方行使股权购买权时，应向乙方发出书面通知(“股权购买通知”)，股权购买通知应载明以下事项：(a)甲方关于行使股权购买权的决定；(b)甲方拟从乙方购买的股权份额(“被购买的股权”)；和(c)被购买的股权的买入日期。

Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to Party B (the “Equity Interest Purchase Option Notice”), specifying: (a) Party A’s decision to exercise the Equity Interest Purchase Option; (b) the portion of equity interests to be purchased from Party B (the “Optioned Interests”); and (c) the date for purchasing the Optioned Interests.

1.3  股权买价

Equity Interest Purchase Price

被购买的股权的买价(“股权买价”)应为人民币10元。如有中国有关法律要求对股权进行评估或者对其转让价格有另外规定，则转让价格应是有关中国法律允许的最低价格, 如果股权买价高于人民币10元，在不违反届时的中国法律法规的前提下，乙方将向甲方退还超额部分或甲方有权在支付股权买价时直接扣减超额部分。

The purchase price of the Optioned Interests (the “Equity Interest Purchase Price”) shall be RMB10.00. If an appraisal is required by the laws of China applicable to the Equity Interest Purchase Option when exercised by Party A, the Equity Interest Purchase Price shall equal the minimum purchase price required under the applicable laws of China. To the extent permitted under the applicable laws of China, the Equity Interest Purchase Price in excess of RMB 10 shall be refunded by Party A to Party B or Party B may deduct the excess amount upon payment of consideration.

1.4  转让被购买股权

Transfer of Optioned Interests

甲方每次行使股权购买权时：

For each exercise of the Equity Interest Purchase Option:

1.4.1     乙方应责成丙方及时召开股东会会议，在该会议上，应通过批准乙方向甲方和/或被指定人转让被购买的股权的决议；

Party B shall cause Party C to promptly convene a shareholders meeting, at which a resolution shall be adopted approving Party B’s transfer of the Optioned Interests to Party A and/or the Designee(s);

1.4.2     乙方应与甲方和/或(在适用的情况下)被指定人按照本合同及股权购买通知的规定，为每次转让签订股权转让合同；

Party B shall execute a share transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests;

1.4.3     有关方应签署所有其他所需合同、协议或文件，取得全部所需的政府批准和同意，并采取所有所需行动，在不附带任何担保权益的情况下，将被购买的股权的有效所有权转移给甲方和/或被指定人并使甲方和/或被指定人成为被购买的股权的登记在册所有人。为本款及本合同的目的，“担保权益”包括担保、抵押、第三方权利或权益，任何购股权、收购权、优先购买权、抵销权、所有权扣留或其他担保安排等；但为了明确起见，不包括在本合同、乙方股权质押合同项下产生的任何担保权益。本款及本合同所规定的“乙方股权质押合同”指甲方、乙方和丙方签订的股权质押合同，根据股权质押合

Annex F-13

同，乙方为担保丙方能履行丙方与甲方签订的独家业务合作协议项下的义务，而向甲方质押其在丙方的全部乙方股权。

The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests. For the purpose of this Section and this Agreement, “security interests” shall include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement and Party B’s Share Pledge Agreement. “Party B’s Share Pledge Agreement” as used in this Section and this Agreement shall refer to the Share Pledge Agreement executed by and among Party A, Party B and Party C, whereby Party B pledges all of its equity interests in Party C to Party A, in order to guarantee Party C’s performance of its obligations under the Exclusive Business Corporation Agreement executed by and between Party C and Party A.

2.    承诺

Covenants

2.1  有关丙方的承诺

Covenants regarding Party C

乙方（作为丙方的股东）和丙方在此承诺：

Party B (as a shareholder of Party C) and Party C hereby covenant as follows:

2.1.1     未经甲方的事先书面同意，不以任何形式补充、更改或修改丙方公司章程文件，增加或减少其注册资本，或以其他方式改变其注册资本结构；

Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association and bylaws of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2     按照良好的财务和商业标准及惯例，保持其公司的存续，审慎地及有效地经营其业务和处理事务；

They shall maintain Party C’s corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs;

2.1.3     未经甲方的事先书面同意，不在本合同签署之日起的任何时间出售、转让、抵押或以其他方式处置丙方的任何资产、业务或收入的合法或受益权益，或允许在其上设置任何其他担保权益；

Without the prior written consent of Party A, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any assets of Party C or legal or beneficial interest in the business or revenues of Party C, or allow the encumbrance thereon of any security interest;

2.1.4     未经甲方的事先书面同意，不发生、继承、保证或容许存在任何债务，但(i)正常或日常业务过程中产生而不是通过借款方式产生的债务；和(ii)已向甲方披露和得到甲方书面同意的债务除外；

Without the prior written consent of Party A, they shall not incur, inherit, guarantee or suffer the existence of any debt, except for (i) debts incurred in the ordinary course of business other than through loans; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

2.1.5     一直在正常业务过程中经营所有业务，以保持丙方的资产价值，不进行任何足以影响其经营状况和资产价值的作为/不作为；

They shall always operate all of Party C’s businesses during the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may affect Party C’s operating status and asset value;

Annex F-14

2.1.6     未经甲方的事先书面同意，不得让丙方签订任何重大合同，但在正常业务过程中签订的合同除外(就本段而言，如果一份合同的价值超过人民币10万元，即被视为重大合同)；

Without the prior written consent of Party A, they shall not cause Party C to execute any major contract, except the contracts in the ordinary course of business (for purpose of this subsection, a contract with a value exceeding RMB 100,000 shall be deemed a major contract);

2.1.7     未经甲方的事先书面同意，丙方不得向任何人提供贷款或信贷；

Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit;

2.1.8     应甲方要求，向其提供所有关于丙方的营运和财务状况的资料；

They shall provide Party A with information on Party C’s business operations and financial condition at Party A’s request;

2.1.9     如甲方提出要求，丙方应从甲方接受的保险公司处购买和持有有关其资产和业务的保险，该保险的金额和险种应与经营类似业务的公司一致；

If requested by Party A, they shall procure and maintain insurance in respect of Party C’s assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10   未经甲方的事先书面同意，丙方不得与任何人合并或联合，或对任何人进行收购或投资；

Without the prior written consent of Party A, they shall not cause or permit Party C to merge, consolidate with, acquire or invest in any person;

2.1.11   将发生的或可能发生的与丙方资产、业务或收入有关的诉讼、仲裁或行政程序立即通知甲方；

They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C’s assets, business or revenue;

2.1.12   为保持丙方对其全部资产的所有权，签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的控告或对所有索偿进行必要和适当的抗辩；

To maintain the ownership by Party C of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.1.13   未经甲方事先书面同意，不得以任何形式派发股息予各股东，但一经甲方要求，丙方应立即将其所有可分配利润全部立即分配给其各股东；及

Without the prior written consent of Party A, they shall ensure that Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A’s written request, Party C shall immediately distribute all distributable profits to its shareholders; and

2.1.14   根据甲方的要求，委任由其指定的任何人士出任丙方的执行董事

At the request of Party A, they shall appoint any persons designated by Party A as the executive director of Party C.

2.2  乙方和丙方的承诺

Covenants of Party B and Party C

乙方承诺：

Party B hereby covenants as follows:

2.2.1     未经甲方的事先书面同意，不出售、转让、抵押或以其他方式处置其拥有的丙方的股权的合法或受益权益，或允许在其上设置任何其他担保权益，但根据乙方股权质押合同在该股权上设置的质押则除外；

Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the pledge placed on these equity interests in accordance with Party B’s Share Pledge Agreement;

Annex F-15

2.2.2     促使丙方股东会和/或执行董事不批准在未经甲方的事先书面同意的情况下，出售、转让、抵押或以其他方式处置任何乙方持有之丙方的股权的合法权益或受益权，或允许在其上设置任何其他担保权益，但批准根据乙方股权质押合同在乙方股权上设置的质押则除外；

Party B shall cause the shareholders’ meeting and/or the executive director of Party C not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, without the prior written consent of Party A, except for the pledge placed on these equity interests in accordance with Party B’s Share Pledge Agreement;

2.2.3     未经甲方的事先书面同意的情况下，对于丙方与任何人合并或联合，或对任何人进行收购或投资，乙方将促成丙方股东会或执行董事不予批准；

Party B shall cause the shareholders’ meeting or the executive director of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person, without the prior written consent of Party A;

2.2.4     将发生的或可能发生的任何关于其所拥有的股权的诉讼、仲裁或行政程序立即通知甲方；

Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Party B;

2.2.5     促使丙方股东会或执行董事表决赞成本合同规定的被购买的股权的转让并应甲方之要求采取其他任何行动；

Party B shall cause the shareholders’ meeting or the executive director of Party C to vote their approval of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.6     为保持其对股权的所有权，签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的控告或对所有索偿进行必要和适当的抗辩；

To the extent necessary to maintain Party B’s ownership in Party C, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.2.7     应甲方的要求，委任由其指定的任何人士出任丙方的执行董事；

Party B shall appoint any designee of Party A as the executive director of Party C, at the request of Party A;

2.2.8     经甲方随时要求，应向其指定的代表在任何时间无条件地根据本合同的股权购买权立即转让其股权，并放弃其对另一现有股东进行上述股权转让所享有的优先购买权（如有的话）；和

At the request of Party A at any time, Party B shall promptly and unconditionally transfer its equity interests in Party C to Party A’s Designee(s) in accordance with the Equity Interest Purchase Option under this Agreement, and Party B hereby waives its right of first refusal (if any) to the share transfer by the other existing shareholder of Party C (if any); and

2.2.9     严格遵守本合同及乙方、丙方与甲方共同或分别签订的其他合同的各项规定，切实履行该等合同项下的各项义务，并不进行任何足以影响该等合同的有效性和可执行性的作为/不作为。如果乙方对于本合同项下或乙方股权质押合同下或对甲方的授权委托书中的股权，还留存有任何权利，除非甲方书面指示，否则乙方仍不得行使该权利。

Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. To the extent that Party B has any remaining rights with respect to the equity interests subject to this Agreement hereunder or under Party B’s Share Pledge Agreement or under the Power of Attorney granted in favor of Party A, Party B shall not exercise such rights except in accordance with the written instructions of Party A.

Annex F-16

3.    陈述和保证

Representations and Warranties

乙方和丙方特此在本合同签署之日和每一个转让日向甲方共同及分别陈述和保证如下：

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of transfer of the Optioned Interests, that:

3.1     其具有签订和交付本合同和其为一方的、根据本合同为每一次转让被购买的股权而签订的任何股权转让合同(各称为“转让合同”)，并履行其在本合同和任何转让合同项下的义务的权力和能力。乙方和丙方同意在甲方行使购买权时，他们将签署与本合同条款一致的转让合同。本合同和其是一方的各转让合同一旦签署后，构成或将对其构成合法、有效及具有约束力的义务并可按照其条款对其强制执行；

They have the authority to execute and deliver this Agreement and any share transfer contracts to which they are a party concerning the Optioned Interests to be transferred thereunder (each, a “Transfer Contracts”), and to perform their obligations under this Agreement and any Transfer Contracts. Party B and Party C agree to enter into Transfer Contracts consistent with the terms of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option. This Agreement and the Transfer Contracts to which they are a party constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2     无论是本合同或任何转让合同的签署和交付还是其在本合同或任何转让合同项下的义务的履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件；

The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.3     乙方对其在丙方拥有的股权拥有良好和可出售的所有权，除乙方股权质押合同外，乙方在上述股权上没有设置任何担保权益；

Party B has a good and merchantable title to the equity interests in Party C he holds. Except for Party B’s Share Pledge Agreement, Party B has not placed any security interest on such equity interests;

3.4     丙方对所有资产拥有良好和可出售的所有权，丙方在上述资产上没有设置任何担保权益；

Party C has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets;

3.5  丙方没有任何未偿还债务，除(i)在其正常的业务过程中发生的债务，及(ii)已向甲方披露及经甲方书面同意债务除外；

Party C does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

3.6  丙方遵守适用于资产的收购的所有法律和法规；和

Party C has complied with all laws and regulations of China applicable to asset acquisitions; and

3.7  目前没有悬而未决的或构成威胁的与股权、丙方资产有关的或与丙方有关的诉讼、仲裁或行政程序。

There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.

Annex F-17

4.    期限

Term

4.1     本合同于各方签署本合同之日生效，有效期至2024年[6]月[27]日。

This Agreement shall become effective upon the date hereof, and expire on 27th June, 2021.

4.1     本合同有效期为10年，有效期满后本合同应连续自动延长3年，除非甲方提前15天通知乙方和丙方终止本合同。

The term of this Agreement shall be 10 years and shall be renewed automatically for successive 3 year terms, unless Party A notifies Party B and Party C to terminate this Agreement with 15 days’ prior notice.

5.    适用法律与争议解决

Governing Law and Resolution of Disputes

5.1  适用法律

Governing law

本合同的订立、效力、解释、履行、修改和终止以及争议解决均适用中国正式公布并可公开得到的法律。对中国正式公布并可公开得到的法律没有规定的事项，将适用国际法律原则和惯例。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

5.2  争议的解决方法

Methods of Resolution of Disputes

因解释和履行本合同而发生的任何争议，本合同各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其届时有效的仲裁规则仲裁解决。仲裁应在北京进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

6.    税款、费用

Taxes and Fees

每一方应承担根据中国法律因准备和签署本合同和各转让合同以及完成本合同和各转让合同拟定的交易而由该方发生的或对其征收的任何和全部的转让和注册的税、花费和费用。

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

7.    通知

Notices

7.1     本合同项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

Annex F-18

7.1.1     通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

7.1.2     通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

8.    保密责任

Confidentiality

各方承认及确定彼此就有关本合同而交换的任何口头或书面资料均属机密资料。各方应当对所有该等资料予以保密，而在未得其他方书面同意前，不得向任何第三者披露任何有关资料，惟下列情况除外：(a)公众人士知悉或将会知悉该等资料(并非由接受资料之一方擅自向公众披露)；(b)适用法律法规或股票交易的规则或规例所需披露之资料；或(c)由任何一方就本合同所述交易而需向其法律或财务顾问披露之资料而该法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本合同承担违约责任。无论本合同以任何理由终止，本条款仍然生效。

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. Each Party shall maintain the confidentiality of all such information, and without obtaining the written consent of other Parties, it shall not disclose any relevant information to any third parties, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

9.    进一步保证

Further Warranties

各方同意迅速签署为执行本合同的各项规定和目的而合理需要的或对其有利的文件，以及为执行本合同的各项规定和目的而采取合理需要的或对其有利的进一步行动。

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

10.  其他

Miscellaneous

10.1 修订、修改与补充

Amendment, change and supplement

对本合同作出修订、修改与补充，必须经每一方签署书面协议。

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

Annex F-19

10.2 完整合同

Entire agreement

除了在本合同签署后所作出的书面修订、补充或修改以外，本合同构成本合同各方就本合同标的物所达成的完整合同，取代在此之前就本合同标的物所达成的所有口头或书面的协商、陈述和合同。

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supercede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

10.3 标题

Headings

本合同的标题仅为方便阅读而设，不应被用来解释、说明或在其他方面影响本合同各项规定的含义。

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

10.4 语言

Language

本合同以中文和英文书就，一式三份，甲乙丙三方各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in both Chinese and English language in three copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

10.5 可分割性

Severability

如果本合同有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本合同其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

10.6 继任者

Successors

本合同对各方各自的继任者和各方所允许的受让方应具有约束力并对其有利。

This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

Annex F-20

10.7 继续有效

Survival

10.7.1   合同期满或提前终止前因本合同而发生的或到期的任何义务在本合同期满或提前终止后继续有效。

Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

10.7.2   本合同第5、7、8条和本第10.7条的规定在本合同终止后继续有效。

The provisions of Sections 5, 7, 8 and this Section 10.7 shall survive the termination of this Agreement.

10.8 弃权

Waivers

任何一方可以对本合同的条款和条件作出弃权，但必须经书面作出并经各方签字。一方在某种情况下就其他方的违约所作的弃权不应被视为该方在其他情况下就类似的违约已经对其他方作出弃权。

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

Annex F-21

有鉴于此，各方已自行或使得其各自授权代表于文首所载日期签署本独家购买权合同。

IN WITNESS WHEREOF, the Parties have executed, or caused their respective duly authorized representatives to execute, this Exclusive Option Agreement as of the date first above written.

甲方：	播思通讯技术(北京）有限公司
[Company seal affixed]
Party A:	BORQS Beijing Ltd.
签字：
By:	/s/ Pat Chan
姓名:	陈锡源
Name:	Pat Chan
职务：	法定代表人
Title:	Legal Representative

乙方：	王暾
Party B:	Wang Tun
签署：
By:	/s/ Wang Tun
丙方：	北京大云世纪网络技术有限公司
[Company seal affixed]
Party C:	Beijing Big Cloud Century Network Technology Ltd.
签字：
By:	/s/ Wang Lei
姓名：	王磊
Name:	Wang Lei
职位：	法定代表人
Title:	Legal Representative

Annex F-22

ANNEX G

股权质押协议

Share Pledge Agreement

本股权质押协议（下称“本协议”）由下列各方于2016年10 月18日在中华人民共和国（下称“中国”）北京签订：

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on October 18, 2016 in Beijing, the People’s Republic of China (“China” or the “PRC”):

甲方：    播思通讯技术（北京）有限公司（下称“质权人”），一家依照中国法律设立和存在的外商独资公司，注册地址为北京市海淀区八里庄路62号院1号楼8层943室

Party A:     BORQS Beijing Ltd. (hereinafter the “Pledgee”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room 943 ,8th Floor, Building 1,No.62 Balizhuang Road, Haidian District, Beijing, China..

乙方：    王磊（下称“出质人”，一位中国公民，其身份证号码：____________；及

Party B:     Wang Lei (hereinafter the “Pledgor”), a Chinese citizen with Chinese Identification No.: ___________; and

丙方：    北京大云世纪网络技术有限公司,一家依照中国法律设立和存在的有限公司,地址为北京市朝阳区霄云里8号楼302内033.

Party C:     Beijing Big Cloud Century Network Technology Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Xiaoyun Li Building No. 8 302, 033, Chaoyang District, Beijing.

在本协议中，质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of the Pledgee, the Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

1．    出质人是中国公民，在本协议签署日，持有丙方50%的股权，代表丙方注册资本人民币5万元。丙方是一家在中国北京注册成立的、从事软件服务、技术推广服务、数据处理及其它业务的有限责任公司。丙方有意在此确认出质人和质权人在本协议下的权利和义务并提供必要的协助登记该质权；

The Pledgor is a citizen of China who as of the date hereof holds 50% of the equity interests of Party C, representing RMB 50,000 in the registered capital of Party C. Party C is a limited liability company registered in Beijing, China, engaging in software services, technical development services, data processing and other business. Party C acknowledges the respective rights and obligations of the Pledgor and the Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

2．    质权人是一家在中国注册的外商独资企业。质权人与出质人所部分拥有的丙方于北京签订了独家业务合作协议（定义如下）；质权人与出质人、丙方签订了独家购买权协议（定义如下）；出质人签署了授权质权人的授权委托书（定义如下）；质权人与出质人签订了借款合同（定义如下）；

The Pledgee is a wholly foreign-owned enterprise registered in China. The Pledgee and Party C which is partially owned by the Pledgor have executed an Exclusive Business Cooperation Agreement (as defined below) in Beijing; Party C, the Pledgee and the Pledgor have executed an Exclusive Option Agreement (as defined below); the Pledgor has executed a Power of Attorney (as defined below) in favor of the Pledgee; and the Pledgee and the Pledgor have executed a Loan Agreement (as defined below) as defined below);

3．    为了保证丙方和出质人履行独家业务合作协议、独家购买权协议、借款合同和授权委托书项下的义务，出质人以其在丙方中拥有的全部股权向质权人就丙方和出质人履行独家业务合作协议、独家购买权协议、借款合同和授权委托书项下的义务做出质押担保。

To ensure that Party C and the Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement, the loan Agreement and the Power of Attorney, the Pledgor hereby pledges to the Pledgee all of the equity interest that the Pledgor holds in Party C as security for Party C’s and the

Annex G-1

Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement, the loan agreement and the Power of Attorney.

为了履行交易文件的条款，各方商定按照以下条款签订本协议。

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

1.       定义

Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1     质权：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的质押股权折价或拍卖、变卖该质押股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by the Pledgor to the Pledgee pursuant to Section 2 of this Agreement, i.e., the right of the Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from the auction or sale of the Equity Interest.

1.2     质押股权：指出质人现在持有的丙方50%的股权，代表丙方注册资本人民币5万元，以及其将来持有的在丙方的全部股权权益。

Equity Interest: shall refer to 50% equity interests in Party C currently held by the Pledgor, representing RMB 50,000 in the registered capital of Party C, and all of the equity interest hereafter acquired by the Pledgor in Party C.

1.3     质押期限：指本协议第3条规定的期间。

Term of the Pledge: shall refer to the term set forth in Section 3 of this Agreement.

1.4     交易文件：指丙方与质权人于 2016 年 10 月 18 日签订的的独家业务合作协议（“独家业务合作协议”）；出质人、丙方与质权人于 2016 年 10 月 18 日签订的独家购买权协议（“独家购买权协议”）；质权人与出质人于2016 年 10 月 18 日签订的借款合同（“借款合同”）和出质人于2016 年 10 月 18 日签署的授权委托书（“授权委托书”），以及对前述文件的任何修改、修订和/或重述。

Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and the Pledgee on Oct 18th, 2016 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, the Pledgee and the Pledgor on Oct 18th, 2016 (the “Exclusive Option Agreement”), the Loan Agreement executed by and between the Pledgee and the Pledgor on Oct 18th, 2016 (the “Loan Agreement”)，Power of Attorney executed on Oct 18th, 2016 by the Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

1.5     合同义务：指出质人在独家购买权协议、授权委托书、借款合同和本协议项下所负的所有义务；丙方在独家业务合作协议、独家购买权协议、和本协议项下所负的所有义务。

Contract Obligations: shall refer to all the obligations of the Pledgor under the Exclusive Option Agreement, the Power of Attorney, the Loan Agreement and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6     担保债务：指质权人因出质人和/或丙方的任何违约事件而遭受的全部直接、间接、衍生损失和可预计利益的丧失。该等损失的金额的依据包括但不限于质权人合理的商业计划和盈利预测、丙方在独家业务合作协议项下应支付的服务费用，及质权人为强制出质人和/或丙方执行其合同义务而发生的所有费用。

Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by the Pledgee, incurred as a result of any Event of Default. The amount of such loss shall be calculated in accordance with the reasonable business plan and profit forecast of the Pledgee, the consulting and service fees payable to the Pledgee under the Exclusive Business Cooperation Agreement, all expenses occurred in connection with enforcement by the Pledgee of the Pledgor’s and/or Party C’s Contract Obligations and etc.

Annex G-2

1.7     违约事件：指本协议第7条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8     违约通知：指质权人根据本协议发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by the Pledgee in accordance with this Agreement declaring an Event of Default.

2.    质权

Pledge

2.1     出质人兹同意将质押股权按照本协议的约定出质给质权人作为履行合同义务和偿还担保债务的担保。丙方兹同意出质人按照本协议的约定将质押股权出质给质权人。

The Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that the Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2     在质押期限内，质权人有权收取质押股权所产生的红利或股利。在质权人事先书面同意的情况下，出质人方可就质押股权而分得股利或分红。出质人因质押股权而分得的股利或分红在扣除出质人缴纳的个人所得税后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，将此等红利、股利无条件地赠送给质权人或质权人指定的人。

During the term of the Pledge, the Pledgee is entitled to receive dividends distributed on the Equity Interest. The Pledgor may receive dividends distributed on the Equity Interest only with prior written consent of the Pledgee. Dividends received by the Pledgor on Equity Interest after the deduction of individual income tax paid by the Pledgor shall be, as required by the Pledgee, (1) deposited into an account designated and supervised by the Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to making any other payment; or (2) unconditionally donated to the Pledgee or any other person designated by the Pledgee to the extent permitted under the applicable PRC laws.

2.3     在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于质押股权。

The Pledgor may subscribe for a capital increase in Party C only with prior written consent of the Pledgee. Any equity interest obtained by the Pledgor as a result of the Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

2.4     如丙方根据中国法律的强制性规定需予以解散或清算，出质人在丙方依法完成解散或清算程序后，从丙方依法分配的任何利益，应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，无条件地赠予质权人或质权人指定的人。

In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to the Pledgor upon Party C’s dissolution or liquidation shall, upon the request of the Pledgee, be (1) deposited into an account designated and supervised by the Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to the Pledgee or any other person designated by the Pledgee to the extent permitted under the applicable PRC laws.

3.    质押期限

Term of the Pledge

3.1     本质权自本协议项下的质押股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到所有合同义务履行完毕和所有的担保债务支付完毕为止。出质人和丙方应（一）自本协议签署之日起3个工作日内，将本协议的质权登记在丙方股东名册上，并（二）自本协议签署之日起30个工作日内向相应的工商行政管理机关申请登记本协议项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本协议或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本协议项下质权信息的股权质押合同（以下简称“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本协议约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

Annex G-3

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with the relevant administration for industry and commerce (the “AIC”). The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness has been fully paid. The Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the Parties shall be bound by the provisions of this Agreement. The Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the relevant PRC laws and regulations and the competent AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2     质押期限内，如出质人和/或丙方未履行合同义务或支付担保债务，质权人有权但无义务按本协议的规定行使质权。

During the Term of the Pledge, in the event the Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness, the Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

4.    质权凭证的保管

Custody of Records for Equity Interest subject to the Pledge

4.1     在本协议规定的质押期限内，出质人应在本协议签订之日起一周内将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。质权人将在本协议规定的全部质押期间一直保管这些文件。

During the Term of the Pledge set forth in this Agreement, the Pledgor shall deliver to the Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. The Pledgee shall have custody of such documents during the entire Term of the Pledge set forth in this Agreement.

5.    出质人和丙方的陈述和保证

Representations and Warranties of the Pledgor and Party C

出质人和丙方特此在本协议签署之日向甲方共同及分别陈述和保证如下：

As of the execution date of this Agreement, the Pledgor and Party C hereby jointly and severally represent and warrant to the Pledgee that:

5.1     出质人是质押股权唯一的合法所有人。

The Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2     质权人有权以本协议规定的方式处分并转让质押股权。

The Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3     除本质权之外，出质人未在质押股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, the Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.4     出质人和丙方已经取得政府部门和第三方的同意及批准（若需）以签署，交付和履行本协议。

The Pledgor and Party C have obtained any and all approvals and consents from the applicable government authorities and third parties (if required) for the execution, delivery and performance of this Agreement.

5.5     本协议的签署、交付和履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件。

Annex G-4

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

6.    出质人和丙方的承诺

Covenants of the Pledgor and Party C

6.1     在本协议存续期间，出质人和丙方共同和分别向质权人承诺：

During the term of this Agreement, the Pledgor and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1   除履行交易文件外，未经质权人事先书面同意，出质人不得转让质押股权或其任何部分，不得在质押股权上设立或允许存在任何担保或其他债务负担；

The Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of the Pledgee, except for the performance of the Transaction Documents;

6.1.2   出质人和丙方遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五（5）日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

The Pledgor and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by the competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to the Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon the Pledgee’s reasonable request or upon consent of the Pledgee;

6.1.3   出质人和丙方将任何可能导致对质押股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权人。

The Pledgor and Party C shall promptly notify the Pledgee of any event or notice received by the Pledgor that may have an impact on the Equity Interest or any portion thereof, as well as any event or notice received by the Pledgor that may have an impact on any guarantees and other obligations of the Pledgor arising out of this Agreement.

6.1.4   丙方应在其经营期限届满前三（3）个月内办理完成延长经营期限的登记手续，以使本协议的效力得以持续。

Party C shall complete the registration procedures for the extension of the operation term within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

6.2     出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之d委托人或任何其他人通过法律程序的中断或妨害。

The Pledgor agrees that the rights acquired by the Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by the Pledgor or any heirs or representatives of the Pledgor or any other persons through any legal proceedings.

6.3     出质人向质权人保证，为保护或完善本协议对合同义务和担保债务的担保，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关质押股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, the Pledgor hereby undertakes to execute in good faith and to cause other parties

Annex G-5

who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by the Pledgee. The Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by the Pledgee, to facilitate the exercise by the Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with the Pledgee or designee(s) of the Pledgee (natural persons/legal persons). The Pledgor undertakes to provide the Pledgee within a reasonable time with all notices, the orders and decisions regarding the Pledge that are required by the Pledgee.

6.4     出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

The Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, the Pledgor shall indemnify the Pledgee for all losses resulting therefrom.

7.    违约事件

Event of Breach

7.1     下列事项均被视为违约事件：

The following circumstances shall be deemed an Event of Default:

7.1.1      出质人对其在交易文件及/或本协议项下的任何义务的违反；

The Pledgor’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.1.2      丙方对其在交易文件及/或本协议项下的任何义务的违反。

Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2     如知道或发现本第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人和丙方应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, the Pledgor and Party C shall immediately notify the Pledgee in writing accordingly.

7.3     除非第7.1条下的违约事件在质权人向出质人和/或丙方发出要求其修补此违约行为通知后的二十（20）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求依据第8条行使质权。

Unless an Event of Default set forth in Section 7.1 has been successfully resolved to the Pledgee’s satisfaction within twenty (20) days after the Pledgee and /or Party C delivers a notice to the Pledgor requesting ratification of such Event of Default, the Pledgee may issue a Notice of Default to the Pledgor in writing at any time thereafter, demanding the Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.    质权的行使

Exercise of the Pledge

8.1     在质权人行使其质押权利时，质权人应向出质人发出书面违约通知。

The Pledgee shall issue a written Notice of Default to the Pledgor when it exercises the Pledge.

8.2     受限于第7.3条的规定，质权人可在按第8.1条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与质押股权有关的权利和利益。

Subject to the provisions of Section 7.3, the Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1. Once the Pledgee elects to enforce the Pledge, the Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

Annex G-6

8.3     质权人有权在根据第8.1条发出违约通知后，行使其根据中国法律、交易文件及本协议条款而享有的全部违约救济权利，包括但不限于以质押股权折价或以拍卖、变卖质押股权所得的价款以优先受偿。质权人对其合理行使该等权利和权力造成的任何损失不负责任。

After the Pledgee issues a Notice of Default to the Pledgor in accordance with Section 8.1, the Pledgee may exercise any remedy measure under the applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from the auction or sale of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

8.4     质权人行使质权获得的款项，应优先支付因处分质押股权而应缴的税费和向质权人履行合同义务及偿还担保债务。扣除上述款项后如有余款，质权人应将余款交还出质人或根据有关法律、法规对该款项享有权利的其他人或者向出质人所在地公证机关提存，由此所生之任何费用全部由出质人承担；在中国法律允许的情况下，出质人应将上述款项无条件地赠予质权人或质权人指定的人。

The proceeds from the exercise of the Pledge by the Pledgee shall be used to pay for taxes and expenses incurred as a result of disposing the Equity Interest and to perform Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to the Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where the Pledgor resides, with all expenses incurred being borne by the Pledgor. To the extent permitted under the applicable PRC laws, the Pledgor shall unconditionally donate the aforementioned proceeds to the Pledgee or any other person designated by the Pledgee.

8.5     质权人有权选择同时或先后行使其享有的任何违约救济，质权人在行使本协议项下的以质押股权折价或拍卖、变卖质押股权所得款项优先受偿的权利前，无须先行使其他违约救济。

The Pledgee may exercise any remedy measure available simultaneously or in any order. The Pledgee may exercise the right to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from the auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first.

8.6     质权人有权以书面方式指定其律师或其他代理人行使其质权，出质人或丙方对此均不得提出异议。

The Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and the Pledgor or Party C shall not raise any objection to such exercise.

8.7     质权人依照本协议处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When the Pledgee disposes of the Pledge in accordance with this Agreement, the Pledgor and Party C shall provide the necessary assistance to enable the Pledgee to enforce the Pledge in accordance with this Agreement.

9.    违约责任

Breach of Agreement

9.1  若出质人或丙方实质性违反本协议项下所作的任何一项约定，质权人有权终止本协议和/或要求出质人或丙方给予损害赔偿；本第9条不应妨碍质权人在本协议下的任何其他权利；

If the Pledgor or Party C conducts any material breach of any term of this Agreement, the Pledgee shall have right to terminate this Agreement and/or require the Pledgor or Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of the Pledgee herein;

9.2     除非法律另有规定，出质人或丙方在任何情况均无任何权利终止或解除本协议。

The Pledgor or Party C shall not have any right to terminate this Agreement in any event unless otherwise required by the applicable laws.

Annex G-7

10.     转让

Assignment

10.1  除非经质权人事先同意，出质人和丙方无权赠予或转让其在本协议项下的权利义务。

Without the Pledgee’s prior written consent, the Pledgor and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2  本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on the Pledgor and his/her successors and permitted assigns, and shall be valid with respect to the Pledgee and each of its successors and assigns.

10.3  质权人可以在任何时候将其在交易文件和本协议中的所有或任何权利和义务转让给其指定的人，在这种情况下，受让人应享有和承担交易文件和本协议项下质权人享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。

At any time, the Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assigns shall have the rights and obligations of the Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4   因转让所导致的质权人变更后，应质权人要求，出质人和/或丙方应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的工商行政管理机关进行登记。

In the event of change of the Pledgee due to assignment, the Pledgor and/or Party C shall, at the request of the Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the competent AIC.

10.5  出质人和丙方应严格遵守本协议和各方单独或共同签署的其他有关协议的规定，包括交易文件，履行交易文件项下的义务，并不进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

The Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of the Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by the Pledgor except in accordance with the written instructions of the Pledgee.

11.  终止

Termination

11.1  在出质人和丙方充分、完全地履行了所有的合同义务和清偿了所有的担保债务后，质权人应根据出质人的要求，在尽早合理可行的时间内，解除本协议下的质押股权的质押，并配合出质人办理注销在丙方的股东名册内所作的股权质押的登记以及办理在相关工商行政管理部门的质押注销登记。

Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by the Pledgor and Party C, the Pledgee shall release the Pledge under this Agreement upon the Pledgor’s request as soon as reasonably practicable and shall assist the Pledgor in de-registering the Pledge from the shareholders’ register of Party C and with the competent PRC local administration for industry and commerce.

11.2  本协议第9、13、14条和本第11.2条的规定在本协议终止后继续有效。

The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

Annex G-8

12.  手续费及其他费用

Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

13.  保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain the confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

14.  适用法律和争议的解决

Governing Law and Resolution of Disputes

14.1  本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

14.2  因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all Parties.

14.3  因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

Annex G-9

15.  通知

Notices

15.1  本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, prepaid postage, a commercial courier service or facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.2  通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, courier service, registered mail or prepaid postage shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.3  通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

15.4  任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

16.  分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17.  附件

Attachments

本协议所列附件，为本协议不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

18.  生效

Effectiveness

18.1  本协议自各方正式签署之日起生效。

This Agreement shall become effective upon execution by the Parties.

18.2  本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

Annex G-10

19.  语言和副本

Language and Counterparts

本协议以中文和英文书就，一式四份，质权人、出质人和丙方各持一份，剩余一份用于登记。中英文版本具有同等效力。

This Agreement is written in Chinese and English in four copies. The Pledgor, the Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. The Chinese version and English version shall have equal legal validity.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

Annex G-11

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方：	播思通讯技术（北京）有限公司
[Company seal affixed]
Party A:	BORQS Beijing Ltd.

签字：
By:	/s/ Pat Chan
姓名：	陈锡源
Name:	Pat Chan
职位：	法定代表人
Title:	Legal Representative

乙方：	王磊
Party B:	Wang Lei
签署：
By:	/s/ Wang Lei

丙方：	北京大云世纪网络技术有限公司
[Company seal affixed]
Party C:	Beijing Big Cloud Century Network Technology Ltd.
签字：
By:	/s/ Wang Lei
姓名：	王磊
Name:	Wang Lei
职位：	法定代表人
Title:	Legal Representative

Annex G-12

附件：

Attachments:

1.    丙方股东名册；

Shareholders’ Register of Party C;

2.    丙方的出资证明书；

The Capital Contribution Certificate for Party C;

3.    借款合同

Loan Agreement

Annex G-13

股权质押协议

Share Pledge Agreement

本股权质押协议（下称“本协议”）由下列各方于2016年10月18日在中华人民共和国（下称“中国”）北京签订：

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on October 18, 2016 in Beijing, the People’s Republic of China (“China” or the “PRC”):

甲方：        播思通讯技术（北京）有限公司（下称“质权人”），一家依照中国法律设立和存在的外商独资公司，注册地址为北京市海淀区八里庄路62号院1号楼8层943室

Party A:     BORQS Beijing Ltd. (hereinafter the “Pledgee”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room 943 ,8th Floor, Building 1,No.62 Balizhuang Road, Haidian District, Beijing, China..

乙方：        王暾（下称“出质人”），一位中国公民，其身份证号码：_____________；及

Party B:     Wang Tun (hereinafter the “Pledgor”), a Chinese citizen with Chinese Identification No.: ___________; and

丙方：    北京大云世纪网络技术有限公司,一家依照中国法律设立和存在的有限公司,地址为北京市朝阳区霄云里8号楼302内033.

Party C:     Beijing Big Cloud Century Network Technology Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Xiaoyun Li Building No. 8 302, 033, Chaoyang District, Beijing.

在本协议中，质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of the Pledgee, the Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

1．  出质人是中国公民，在本协议签署日，持有丙方50%的股权，代表丙方注册资本人民币5万元。丙方是一家在中国北京注册成立的、从事软件服务、技术推广服务、数据处理及其它业务的有限责任公司。丙方有意在此确认出质人和质权人在本协议下的权利和义务并提供必要的协助登记该质权；

The Pledgor is a citizen of China who as of the date hereof holds 50% of the equity interests of Party C, representing RMB 50,000 in the registered capital of Party C. Party C is a limited liability company registered in Beijing, China, engaging in software services, technical development services, data processing and other business. Party C acknowledges the respective rights and obligations of the Pledgor and the Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

2．  质权人是一家在中国注册的外商独资企业。质权人与出质人所部分拥有的丙方于北京签订了独家业务合作协议（定义如下）；质权人与出质人、丙方签订了独家购买权协议（定义如下）；出质人签署了授权质权人的授权委托书（定义如下）；质权人与出质人签订了借款合同（定义如下）；

The Pledgee is a wholly foreign-owned enterprise registered in China. The Pledgee and Party C which is partially owned by the Pledgor have executed an Exclusive Business Cooperation Agreement (as defined below) in Beijing; Party C, the Pledgee and the Pledgor have executed an Exclusive Option Agreement (as defined below); the Pledgor has executed a Power of Attorney (as defined below) in favor of the Pledgee; and the Pledgee and the Pledgor have executed a Loan Agreement (as defined below) as defined below);

3．  为了保证丙方和出质人履行独家业务合作协议、独家购买权协议、借款合同和授权委托书项下的义务，出质人以其在丙方中拥有的全部股权向质权人就丙方和出质人履行独家业务合作协议、独家购买权协议、借款合同和授权委托书项下的义务做出质押担保。

To ensure that Party C and the Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement, the loan Agreement and the Power of Attorney, the Pledgor hereby pledges to the Pledgee all of the equity interest that the Pledgor holds in Party C as security for Party C’s and the Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement, the loan agreement and the Power of Attorney.

Annex G-14

为了履行交易文件的条款，各方商定按照以下条款签订本协议。

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

1.       定义

Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1  质权：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的质押股权折价或拍卖、变卖该质押股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by the Pledgor to the Pledgee pursuant to Section 2 of this Agreement, i.e., the right of the Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from the auction or sale of the Equity Interest.

1.2  质押股权：指出质人现在持有的丙方50%的股权，代表丙方注册资本人民币5万元，以及其将来持有的在丙方的全部股权权益。

Equity Interest: shall refer to 50% equity interests in Party C currently held by the Pledgor, representing RMB 50,000 in the registered capital of Party C, and all of the equity interest hereafter acquired by the Pledgor in Party C.

1.3  质押期限：指本协议第3条规定的期间。

Term of the Pledge: shall refer to the term set forth in Section 3 of this Agreement.

1.4  交易文件：指丙方与质权人于 2016 年 10 月 18 日签订的的独家业务合作协议（“独家业务合作协议”）；出质人、丙方与质权人于 2016 年 10 月 18 日签订的独家购买权协议（“独家购买权协议”）；质权人与出质人于2016 年 10 月 18 日签订的借款合同（“借款合同”）和出质人于2016 年 10 月 18 日签署的授权委托书（“授权委托书”），以及对前述文件的任何修改、修订和/或重述。

Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and the Pledgee on Oct 18th, 2016 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, the Pledgee and the Pledgor on Oct 18th, 2016 (the “Exclusive Option Agreement”), the Loan Agreement executed by and between the Pledgee and the Pledgor on Oct 18th, 2016 (the “Loan Agreement”)，Power of Attorney executed on Oct 18th, 2016 by the Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

1.5  合同义务：指出质人在独家购买权协议、授权委托书、借款合同和本协议项下所负的所有义务；丙方在独家业务合作协议、独家购买权协议、和本协议项下所负的所有义务。

Contract Obligations: shall refer to all the obligations of the Pledgor under the Exclusive Option Agreement, the Power of Attorney, the Loan Agreement and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6  担保债务：指质权人因出质人和/或丙方的任何违约事件而遭受的全部直接、间接、衍生损失和可预计利益的丧失。该等损失的金额的依据包括但不限于质权人合理的商业计划和盈利预测、丙方在独家业务合作协议项下应支付的服务费用，及质权人为强制出质人和/或丙方执行其合同义务而发生的所有费用。

Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by the Pledgee, incurred as a result of any Event of Default. The amount of such loss shall be calculated in accordance with the reasonable business plan and profit forecast of the Pledgee, the consulting and service fees payable to the Pledgee under the Exclusive Business Cooperation Agreement, all expenses occurred in connection with enforcement by the Pledgee of the Pledgor’s and/or Party C’s Contract Obligations and etc.

1.7  违约事件：指本协议第7条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

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1.8  违约通知：指质权人根据本协议发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by the Pledgee in accordance with this Agreement declaring an Event of Default.

2.       质权

Pledge

2.1  出质人兹同意将质押股权按照本协议的约定出质给质权人作为履行合同义务和偿还担保债务的担保。丙方兹同意出质人按照本协议的约定将质押股权出质给质权人。

The Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that the Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2  在质押期限内，质权人有权收取质押股权所产生的红利或股利。在质权人事先书面同意的情况下，出质人方可就质押股权而分得股利或分红。出质人因质押股权而分得的股利或分红在扣除出质人缴纳的个人所得税后应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，将此等红利、股利无条件地赠送给质权人或质权人指定的人。

During the term of the Pledge, the Pledgee is entitled to receive dividends distributed on the Equity Interest. The Pledgor may receive dividends distributed on the Equity Interest only with prior written consent of the Pledgee. Dividends received by the Pledgor on Equity Interest after the deduction of individual income tax paid by the Pledgor shall be, as required by the Pledgee, (1) deposited into an account designated and supervised by the Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to making any other payment; or (2) unconditionally donated to the Pledgee or any other person designated by the Pledgee to the extent permitted under the applicable PRC laws.

2.3  在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于质押股权。

The Pledgor may subscribe for a capital increase in Party C only with prior written consent of the Pledgee. Any equity interest obtained by the Pledgor as a result of the Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

2.4  如丙方根据中国法律的强制性规定需予以解散或清算，出质人在丙方依法完成解散或清算程序后，从丙方依法分配的任何利益，应根据质权人的要求（1）存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2）在不违反中国法律的前提下，无条件地赠予质权人或质权人指定的人。

In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to the Pledgor upon Party C’s dissolution or liquidation shall, upon the request of the Pledgee, be (1) deposited into an account designated and supervised by the Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to the Pledgee or any other person designated by the Pledgee to the extent permitted under the applicable PRC laws.

3.       质押期限

Term of the Pledge

3.1  本质权自本协议项下的质押股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到所有合同义务履行完毕和所有的担保债务支付完毕为止。出质人和丙方应（一）自本协议签署之日起3个工作日内，将本协议的质权登记在丙方股东名册上，并（二）自本协议签署之日起30个工作日内向相应的工商行政管理机关申请登记本协议项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本协议或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本协议项下质权信息的股权质押合同（以下简称“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本协议约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with the relevant administration for industry and commerce (the “AIC”). The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness has

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been fully paid. The Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the Parties shall be bound by the provisions of this Agreement. The Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the relevant PRC laws and regulations and the competent AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2  质押期限内，如出质人和/或丙方未履行合同义务或支付担保债务，质权人有权但无义务按本协议的规定行使质权。

During the Term of the Pledge, in the event the Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness, the Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

4.       质权凭证的保管

Custody of Records for Equity Interest subject to the Pledge

4.1     在本协议规定的质押期限内，出质人应在本协议签订之日起一周内将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。质权人将在本协议规定的全部质押期间一直保管这些文件。

During the Term of the Pledge set forth in this Agreement, the Pledgor shall deliver to the Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. The Pledgee shall have custody of such documents during the entire Term of the Pledge set forth in this Agreement.

5.       出质人和丙方的陈述和保证

Representations and Warranties of the Pledgor and Party C

出质人和丙方特此在本协议签署之日向甲方共同及分别陈述和保证如下：

As of the execution date of this Agreement, the Pledgor and Party C hereby jointly and severally represent and warrant to the Pledgee that:

5.1     出质人是质押股权唯一的合法所有人。

The Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2     质权人有权以本协议规定的方式处分并转让质押股权。

The Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3     除本质权之外，出质人未在质押股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, the Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.4     出质人和丙方已经取得政府部门和第三方的同意及批准（若需）以签署，交付和履行本协议。

The Pledgor and Party C have obtained any and all approvals and consents from the applicable government authorities and third parties (if required) for the execution, delivery and performance of this Agreement.

5.5     本协议的签署、交付和履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件。

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any

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breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

6.       出质人和丙方的承诺

Covenants of the Pledgor and Party C

6.1     在本协议存续期间，出质人和丙方共同和分别向质权人承诺：

During the term of this Agreement, the Pledgor and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1   除履行交易文件外，未经质权人事先书面同意，出质人不得转让质押股权或其任何部分，不得在质押股权上设立或允许存在任何担保或其他债务负担；

The Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of the Pledgee, except for the performance of the Transaction Documents;

6.1.2     出质人和丙方遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五（5）日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

The Pledgor and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by the competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to the Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon the Pledgee’s reasonable request or upon consent of the Pledgee;

6.1.3     出质人和丙方将任何可能导致对质押股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权人。

The Pledgor and Party C shall promptly notify the Pledgee of any event or notice received by the Pledgor that may have an impact on the Equity Interest or any portion thereof, as well as any event or notice received by the Pledgor that may have an impact on any guarantees and other obligations of the Pledgor arising out of this Agreement.

6.1.4     丙方应在其经营期限届满前三（3）个月内办理完成延长经营期限的登记手续，以使本协议的效力得以持续。

Party C shall complete the registration procedures for the extension of the operation term within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

6.2     出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之d委托人或任何其他人通过法律程序的中断或妨害。

The Pledgor agrees that the rights acquired by the Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by the Pledgor or any heirs or representatives of the Pledgor or any other persons through any legal proceedings.

6.3     出质人向质权人保证，为保护或完善本协议对合同义务和担保债务的担保，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关质押股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, the Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by the Pledgee. The Pledgor also undertakes to perform and to cause other parties who have an interest

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in the Pledge to perform actions required by the Pledgee, to facilitate the exercise by the Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with the Pledgee or designee(s) of the Pledgee (natural persons/legal persons). The Pledgor undertakes to provide the Pledgee within a reasonable time with all notices, the orders and decisions regarding the Pledge that are required by the Pledgee.

6.4     出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

The Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, the Pledgor shall indemnify the Pledgee for all losses resulting therefrom.

7.       违约事件

Event of Breach

7.1     下列事项均被视为违约事件：

The following circumstances shall be deemed an Event of Default:

7.1.1      出质人对其在交易文件及/或本协议项下的任何义务的违反；

The Pledgor’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.1.2       丙方对其在交易文件及/或本协议项下的任何义务的违反。

Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2     如知道或发现本第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人和丙方应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, the Pledgor and Party C shall immediately notify the Pledgee in writing accordingly.

7.3     除非第7.1条下的违约事件在质权人向出质人和/或丙方发出要求其修补此违约行为通知后的二十（20）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求依据第8条行使质权。

Unless an Event of Default set forth in Section 7.1 has been successfully resolved to the Pledgee’s satisfaction within twenty (20) days after the Pledgee and /or Party C delivers a notice to the Pledgor requesting ratification of such Event of Default, the Pledgee may issue a Notice of Default to the Pledgor in writing at any time thereafter, demanding the Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.       质权的行使

Exercise of the Pledge

8.1     在质权人行使其质押权利时，质权人应向出质人发出书面违约通知。

The Pledgee shall issue a written Notice of Default to the Pledgor when it exercises the Pledge.

8.2     受限于第7.3条的规定，质权人可在按第8.1条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与质押股权有关的权利和利益。

Subject to the provisions of Section 7.3, the Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1. Once the Pledgee elects to enforce the Pledge, the Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

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8.3     质权人有权在根据第8.1条发出违约通知后，行使其根据中国法律、交易文件及本协议条款而享有的全部违约救济权利，包括但不限于以质押股权折价或以拍卖、变卖质押股权所得的价款以优先受偿。质权人对其合理行使该等权利和权力造成的任何损失不负责任。

After the Pledgee issues a Notice of Default to the Pledgor in accordance with Section 8.1, the Pledgee may exercise any remedy measure under the applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from the auction or sale of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

8.4     质权人行使质权获得的款项，应优先支付因处分质押股权而应缴的税费和向质权人履行合同义务及偿还担保债务。扣除上述款项后如有余款，质权人应将余款交还出质人或根据有关法律、法规对该款项享有权利的其他人或者向出质人所在地公证机关提存，由此所生之任何费用全部由出质人承担；在中国法律允许的情况下，出质人应将上述款项无条件地赠予质权人或质权人指定的人。

The proceeds from the exercise of the Pledge by the Pledgee shall be used to pay for taxes and expenses incurred as a result of disposing the Equity Interest and to perform Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to the Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where the Pledgor resides, with all expenses incurred being borne by the Pledgor. To the extent permitted under the applicable PRC laws, the Pledgor shall unconditionally donate the aforementioned proceeds to the Pledgee or any other person designated by the Pledgee.

8.5     质权人有权选择同时或先后行使其享有的任何违约救济，质权人在行使本协议项下的以质押股权折价或拍卖、变卖质押股权所得款项优先受偿的权利前，无须先行使其他违约救济。

The Pledgee may exercise any remedy measure available simultaneously or in any order. The Pledgee may exercise the right to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from the auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first.

8.6     质权人有权以书面方式指定其律师或其他代理人行使其质权，出质人或丙方对此均不得提出异议。

The Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and the Pledgor or Party C shall not raise any objection to such exercise.

8.7     质权人依照本协议处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When the Pledgee disposes of the Pledge in accordance with this Agreement, the Pledgor and Party C shall provide the necessary assistance to enable the Pledgee to enforce the Pledge in accordance with this Agreement.

9.       违约责任

Breach of Agreement

9.1     若出质人或丙方实质性违反本协议项下所作的任何一项约定，质权人有权终止本协议和/或要求出质人或丙方给予损害赔偿；本第9条不应妨碍质权人在本协议下的任何其他权利；

If the Pledgor or Party C conducts any material breach of any term of this Agreement, the Pledgee shall have right to terminate this Agreement and/or require the Pledgor or Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of the Pledgee herein;

9.2     除非法律另有规定，出质人或丙方在任何情况均无任何权利终止或解除本协议。

The Pledgor or Party C shall not have any right to terminate this Agreement in any event unless otherwise required by the applicable laws.

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10.     转让

Assignment

10.1  除非经质权人事先同意，出质人和丙方无权赠予或转让其在本协议项下的权利义务。

Without the Pledgee’s prior written consent, the Pledgor and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2  本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on the Pledgor and his/her successors and permitted assigns, and shall be valid with respect to the Pledgee and each of its successors and assigns.

10.3  质权人可以在任何时候将其在交易文件和本协议中的所有或任何权利和义务转让给其指定的人，在这种情况下，受让人应享有和承担交易文件和本协议项下质权人享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。

At any time, the Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assigns shall have the rights and obligations of the Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4  因转让所导致的质权人变更后，应质权人要求，出质人和/或丙方应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的工商行政管理机关进行登记。

In the event of change of the Pledgee due to assignment, the Pledgor and/or Party C shall, at the request of the Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the competent AIC.

10.5  出质人和丙方应严格遵守本协议和各方单独或共同签署的其他有关协议的规定，包括交易文件，履行交易文件项下的义务，并不进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

The Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of the Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by the Pledgor except in accordance with the written instructions of the Pledgee.

11.     终止

Termination

11.1  在出质人和丙方充分、完全地履行了所有的合同义务和清偿了所有的担保债务后，质权人应根据出质人的要求，在尽早合理可行的时间内，解除本协议下的质押股权的质押，并配合出质人办理注销在丙方的股东名册内所作的股权质押的登记以及办理在相关工商行政管理部门的质押注销登记。

Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by the Pledgor and Party C, the Pledgee shall release the Pledge under this Agreement upon the Pledgor’s request as soon as reasonably practicable and shall assist the Pledgor in de-registering the Pledge from the shareholders’ register of Party C and with the competent PRC local administration for industry and commerce.

11.2  本协议第9、13、14条和本第11.2条的规定在本协议终止后继续有效。

The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

Annex G-21

12.     手续费及其他费用

Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

13.     保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain the confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

14.     适用法律和争议的解决

Governing Law and Resolution of Disputes

14.1  本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

14.2  因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all Parties.

14.3  因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

Annex G-22

15.     通知

Notices

15.1  本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, prepaid postage, a commercial courier service or facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.2  通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, courier service, registered mail or prepaid postage shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.3  通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

15.4  任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

16.     分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17.     附件

Attachments

本协议所列附件，为本协议不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

18.     生效

Effectiveness

18.1  本协议自各方正式签署之日起生效。

This Agreement shall become effective upon execution by the Parties.

18.2  本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

Annex G-23

19.  语言和副本

Language and Counterparts

本协议以中文和英文书就，一式四份，质权人、出质人和丙方各持一份，剩余一份用于登记。中英文版本具有同等效力。

This Agreement is written in Chinese and English in four copies. The Pledgor, the Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. The Chinese version and English version shall have equal legal validity.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

Annex G-24

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方：   播思通讯技术（北京）有限公司

[Company seal affixed]

Party A: BORQS Beijing Ltd.

签字：
By:	/s/ Pat Chan
姓名：	陈锡源
Name:	Pat Chan
职位：	法定代表人
Title:	Legal Representative

乙方：  王暾

Party B:                Wang Tun

签署：
By:	/s/ Wang Tun

丙方：	北京大云世纪网络技术有限公司
[Company seal affixed]
Party C:	Beijing Big Cloud Century Network Technology Ltd.
签字：
By:	/s/ Wang Lei
姓名：	王磊
Name:	Wang Lei
职位：	法定代表人
Title:	Legal Representative

Annex G-25

附件：

Attachments:

1.       丙方股东名册；

Shareholders’ Register of Party C;

2.       丙方的出资证明书；

The Capital Contribution Certificate for Party C;

3.       借款合同

Loan Agreement

Annex G-26

Annex H

授权委托书

Power of Attorney

本人，王磊，中国公民，身份证号码为___________，系拥有北京大云世纪网络技术有限公司（“大云网络”）50%股权（“本人股权”）的股东，就本人股权，特此不可撤销地授权播思通讯技术（北京）有限公司（“北京播思”）在本授权委托书的有效期内行使如下权利：

I, Wang Lei, a Chinese citizen with Chinese Identification Card No.: ________, and a holder of 50% of the entire registered capital in Beijing Big Cloud Century Technology Limited (“Big Cloud Network”) (“My Shareholding”), hereby irrevocably authorize BORQS Beijing Ltd. (“BORQS Beijing”)to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

授权北京播思作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加大云网络的股东会；2）行使按照法律和大云网络章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命大云世纪的法定代表人、执行董事和/或董事、监事、总经理以及其他高级管理人员等。

BORQS Beijing is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholders’ meetings of Big Cloud Network; 2) exercise all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of China and Big Cloud Network’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the executive director and/or director, supervisor, the chief executive officer and other senior management members of Big Cloud Century.

北京播思有权在授权范围内代表本人签署独家购买权合同（本人应要求作为合同方）中约定的转让合同，如期履行本人作为合同一方的与本授权委托书同日签署的股权质押合同和独家购买权合同，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, BORQS Beijing shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.

北京播思就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by Beijing BORQS shall be deemed as my own actions, and all the documents related to My Shareholding executed by Beijing BORQS shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the Authorized Person.

北京播思有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。

Beijing BORQS is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

在本人为大云网络的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Big Cloud Network.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给北京播思的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to BORQS Beijing through this Power of Attorney, and shall not exercise such rights by myself.

Annex H-1

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

王磊
Wang Lei
签署：
By: /s/ Wang Lei
_____年_____月____日
10/18/2016

接受： Accepted by 播思通讯技术（北京）有限公司 [Company seal affixed] BORQS Beijing Ltd. 签字：
By:	/s/ Pat Chan
姓名：	陈锡源
Name:	Pat Chan
职位：	法定代表人
Title:	Legal Representative

承认：

Acknowledged by：

北京大云世纪网络技术有限公司

[Company seal affixed]

Beijing Big Cloud Century Network Technology Ltd.

签字：
By:	/s/ Wang Lei
姓名：	王磊
Name:	Wang Lei
职位：	法定代表人
Title:	Legal Representative

Annex H-2

授权委托书

Power of Attorney

本人，王暾，中国公民，身份证号码为___________，系拥有北京大云世纪网络技术有限公司（“大云网络”）50%股权（“本人股权”）的股东，就本人股权，特此不可撤销地授权播思通讯技术（北京）有限公司（“北京播思”）在本授权委托书的有效期内行使如下权利：

I, Wang, Tun, a Chinese citizen with Chinese Identification Card No.: ___________ and a holder of 50% of the entire registered capital in Beijing Big Cloud Century Technology Limited (“Big Cloud Network”) (“My Shareholding”), hereby irrevocably authorize BORQS Beijing Ltd. (“BORQS Beijing”)to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

授权北京播思作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加大云网络的股东会；2）行使按照法律和大云网络章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命大云世纪的法定代表人、执行董事和/或董事、监事、总经理以及其他高级管理人员等。

BORQS Beijing is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholders’ meetings of Big Cloud Network; 2) exercise all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of China and Big Cloud Network’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the executive director and/or director, supervisor, the chief executive officer and other senior management members of Big Cloud Century.

北京播思有权在授权范围内代表本人签署独家购买权合同（本人应要求作为合同方）中约定的转让合同，如期履行本人作为合同一方的与本授权委托书同日签署的股权质押合同和独家购买权合同，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, BORQS Beijing shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.

北京播思就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by Beijing BORQS shall be deemed as my own actions, and all the documents related to My Shareholding executed by Beijing BORQS shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the Authorized Person.

北京播思有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。

Beijing BORQS is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

在本人为大云网络的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Big Cloud Network.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给北京播思的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to BORQS Beijing through this Power of Attorney, and shall not exercise such rights by myself.

Annex H-3

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

王暾
Wang Tun
签署：
By: /s/ Wang Tun
年_____月____日
10/18/2016

接受：

Accepted by

播思通讯技术（北京）有限公司

[Company seal affixed]

BORQS Beijing Ltd.

签字：
By:	/s/ Pat Chan
姓名：	陈锡源
Name:	Pat Chan
职位：	法定代表人
Title:	Legal Representative

承认：

Acknowledged by：

北京大云世纪网络技术有限公司

[Company seal affixed]

Beijing Big Cloud Century Network Technology Ltd.

签字：
By:	/s/ Wang Lei
姓名：	王磊
Name:	Wang Lei
职位：	法定代表人
Title:	Legal Representative

Annex H-4

PRELIMINARY COPY — SUBJECT TO COMPLETION, DATED [•], 2017

PROXY CARD

FOR THE SPECIAL MEETING OF SHAREHOLDERS OF

PACIFIC SPECIAL ACQUISITION CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jian Tu and Zhouhong Peng (together, the “Proxies”), and each of them independently, with full power of substitution as proxies to vote the shares that the undersigned is entitled to vote (the “Shares”) at the special meeting of shareholders (the “Meeting”) of Pacific Special Acquisition Corp. (the “Company”) to be held on [•] at 10:00 a.m., Eastern time at the offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, and at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxies’ discretion on such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

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PACIFIC SPECIAL ACQUISITION CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 AND 5.			Please mark votes as indicated in this example	☒

(1) The Business Combination Proposal — To consider and vote upon a proposal (i) to approve and adopt the Merger Agreement, dated as of December 27, 2016, as amended on May 10, 2017, and as it may be further amended, by and among Pacific, Merger Sub, our Sponsor as the Purchaser Representative, Borqs, Seller Representative, and the transactions contemplated thereby (the “Business Combination”).

FOR ☐	AGAINST ☐	ABSTAIN ☐

☐ Intention to Exercise Redemption Rights If you intend to exercise your redemption rights, please check this box. Checking this box, however, is not sufficient to exercise your redemption rights. You must comply with the procedures set forth in the definitive proxy statement under the heading “Meeting of Pacific Shareholders — Redemption Rights.”

(2) The Charter Amendment Proposal — To approve and adopt, subject to and conditional on (but with immediate effect therefrom) the consummation of the Business Combination, an amendment and restatement of Pacific’s charter (memorandum and articles of association of the Company) currently registered by the Registrar of Corporate Affairs in the British Virgin Islands, as set out in the draft amended and restated version of our memorandum and articles of association (charter) appended to this proxy statement as Annex B (the “Amended Charter”), to (1) remove or amend those provisions of our memorandum and articles which terminate or otherwise cease to be applicable following the consummation of the Business Combination, (2) give our board of directors the ability to reclassify the board, and if necessary modify existing terms, into up to three classes at any time after the consummation of the Business Combination and (3) in the case of certain future acquisitions by Pacific (a) if having a value in excess of $60 million, require the approval of 2/3 of the directors then-serving on the board, (b) grant our Sponsor and the Purchaser Representative certain information rights relating to such acquisitions, (c) and, if requested by our Sponsor or the Purchaser Representative, to provide a fairness opinion in respect of such acquisitions (such amendments to be adopted by way of the amendment and restatement of the charter in the form of the Amended Charter).

		FOR ☐	AGAINST ☐	ABSTAIN ☐

(3) The Incentive Plan Proposal — To consider and vote upon a proposal to approve and adopt the Borqs Technologies, Inc. 2017 Equity Incentive Plan.		FOR ☐	AGAINST ☐	ABSTAIN ☐

(4) The Nasdaq Proposal — To approve, for purposes of complying with applicable Nasdaq listing rules, the issuance of more than 20% of the Company’s issued and outstanding ordinary shares.		FOR ☐	AGAINST ☐	ABSTAIN ☐

(5) The Adjournment Proposal — To consider and vote upon a proposal to approved the adjournment the meeting of shareholders by the chairman thereof to a later date, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the meeting, there are not sufficient votes to approve Proposals 1, 2, 3 and 4.

		FOR ☐	AGAINST ☐	ABSTAIN ☐

Date: , 2017

Signature

Signature (if held jointly)

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

The shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of proposals 1, 2, 3, 4 and 5. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

< PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. >

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